UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2022

Date of reporting period: April 30, 2022

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2022

2022 Annual Report

iShares Trust

•  iShares Dow Jones U.S. ETF | IYY | NYSE Arca

•  iShares U.S. Energy ETF | IYE | NYSE Arca

•  iShares U.S. Healthcare ETF | IYH | NYSE Arca

•  iShares U.S. Technology ETF | IYW | NYSE Arca

•  iShares U.S. Transportation ETF | IYT | Cboe BZX

•  iShares U.S. Utilities ETF | IDU | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed but mostly down, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. We believe sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(9.65)%	0.21%

U.S. small cap equities (Russell 2000® Index)	(18.38)	(16.87)

International equities (MSCI Europe, Australasia, Far East Index)	(11.80)	(8.15)

Emerging market equities (MSCI Emerging Markets Index)	(14.15)	(18.33)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.29)	(8.86)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.47)	(8.51)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.90)	(7.88)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.40)	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks declined for the 12 months ended April 30, 2022 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned -3.11%. Equities advanced early in the reporting period as high consumer spending drove robust economic growth and authorities eased most remaining coronavirus pandemic-related restrictions. Increased economic activity led to strong corporate earnings as companies reaped the benefits of the recovery. However, significant challenges emerged in the second half of the reporting period which erased earlier gains, including high inflation, rising interest rates, slower economic growth, and the impacts of Russia’s invasion of Ukraine.

The U.S. economy grew briskly over the final three quarters of 2021, powered primarily by consumers with strong household balance sheets. Record-high personal savings rates allowed consumers to spend at an elevated level throughout much of the reporting period, releasing pent-up demand for goods and services. Hiring increased as businesses restored capacity, and unemployment decreased substantially, falling to 3.6% in April 2022 — only marginally higher than the pre-pandemic rate of 3.5% in February 2020. However, growth stalled in the first quarter of 2022, and the economy contracted amid lower inventory investment and an inflation-driven decline in consumer sentiment.

The rapid increase in consumer spending drove a significant rise in inflation. Supply chains for many goods were disrupted by the pandemic and could not quickly adapt to the rapid rebound in demand. In one prominent example of this dynamic, a global shortage of semiconductors created bottlenecks in the production of many goods, including automobiles. Consequently, the price of used cars rose sharply during the reporting period and played a notable role in overall inflation. Oil prices also rose significantly as demand increased and a lack of investment constrained the supply of oil. The strong job market led to higher wages, particularly at the lower end of the market. These factors drove prices higher in many areas of the economy. By the end of the reporting period, the consumer price index, a widely used measure of prices in the U.S., grew at the fastest rate since 1982.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates and indicated that further increases could be necessary. Interest rates rose significantly in anticipation of further tightening, leading to higher borrowing costs for businesses.

Russia’s invasion of Ukraine in late February 2022 led to substantial disruptions to the global economy and increased uncertainty in financial markets, exacerbating inflation and weighing on U.S. corporate earnings. The invasion was met with widespread condemnation and sanctions imposed by many countries on the Russian state, businesses, and individuals. As Russia is a top producer of both oil and natural gas, global supply concerns led to sharp volatility in U.S. energy markets.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® Dow Jones U.S. ETF

Investment Objective

The iShares Dow Jones U.S. ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of U.S. equities, as represented by the Dow Jones U.S. IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index.Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(2.61)%	12.95%	13.12%	(2.61)%	83.87%	243.09%
Fund Market	(2.66)	12.95	13.12	(2.66)	83.82	243.23
Index	(2.43)	13.17	13.33	(2.43)	85.64	249.62

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 883.60	$ 0.93		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2022 (continued)	iShares® Dow Jones U.S. ETF

Portfolio Management Commentary

U.S. stocks declined for the reporting period, as high inflation, rising interest rates, and slowing economic growth pressured stocks. The communication services sector detracted the most from the Index’s return, particularly the media and entertainment industry, as shifts in consumer consumption patterns disrupted both advertising and subscription-based revenue streams. Enhanced privacy tools and opt-in data tracking built into mobile operating systems made it more difficult for advertisers to target consumers. High inflation and the war in Ukraine prompted companies to slow their online advertising spending, which further weighed on industry revenues. Changing consumer behavior also negatively impacted stocks of content providers in the entertainment industry. Increased password sharing and strong competition pressured revenues of companies that sell subscription-based streaming content. The resumption of in-person activities further dampened growth for home entertainment providers.

The consumer discretionary sector also detracted from the Index’s performance. The internet and direct marketing retail industry declined the most as the strong growth in online retailing that accelerated during the pandemic began to slow. As sales growth slowed, costs from recent investments to increase capacity, including staffing and warehouses, rose faster than revenues, pressuring profit margins. High inflation further weighed on profitability, as costs for transportation, shipping, and labor increased sharply.

On the upside, the energy sector was the leading contributor to the Index’s return amid higher prices for energy commodities. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending.

The consumer staples sector also gained, driven primarily by the beverages industry. Brand loyalty helped the beverages industry to improve profit margins by raising prices to keep pace with rising input costs.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	27.1%
Health Care	13.8
Consumer Discretionary	11.5
Financials	11.3
Industrials	8.4
Communication Services	8.2
Consumer Staples	6.4
Energy	4.0
Real Estate	3.5
Materials	3.0
Utilites	2.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Apple Inc.	6.2%
Microsoft Corp.	5.3
Amazon.com Inc.	2.8
Tesla Inc.	1.9
Alphabet Inc., Class A	1.8
Alphabet Inc., Class C	1.6
Berkshire Hathaway Inc., Class B	1.5
UnitedHealth Group Inc.	1.2
Johnson & Johnson	1.2
NVIDIA Corp.	1.2

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® U.S. Energy ETF

Investment Objective

The iShares U.S. Energy ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the energy sector, as represented by the Russell 1000 Energy RIC 22.5/45 Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	56.56%	5.66%	2.89%	56.56%	31.71%	32.98%
Fund Market	56.48	5.67	2.90	56.48	31.75	33.08
Index(a)	57.23	6.08	3.30	57.23	34.36	38.31
Dow Jones U.S. Oil & Gas Index™	59.25	6.36	3.43	59.25	36.08	40.09
Russell 1000 Energy RIC 22.5/45 Capped Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through September 19, 2021 reflects the performance of the Dow Jones U.S. Oil & Gas IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Energy RIC 22.5/45 Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Oil & Gas IndexTM as the underlying index of the fund.

(b)	The inception date of the Russell 1000 Energy RIC 22.5/45 Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through April 30, 2022 was 43.93%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,290.50	$ 2.21		$ 1,000.00	$ 1,022.90	$ 1.96		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2022 (continued)	iShares® U.S. Energy ETF

Portfolio Management Commentary

U.S. energy stocks advanced sharply during the reporting period, as oil prices soared on renewed demand and concerns about supply constraints following Russia’s invasion of Ukraine. Oil prices rose early in the reporting period as vaccinations against COVID-19 rolled out and the global economy recovered. Oil prices continued to climb throughout 2021 as coronavirus-related restrictions eased, travel increased, and oil stockpiles dropped. Members of OPEC and other oil-producing countries gradually increased oil supply throughout 2021, but demand outstripped supply, sending prices higher. U.S. oil producers, which curtailed output in 2020 when prices slid, were slow to renew production when economic activity and demand rebounded. Oil prices briefly faltered late in 2021 when the emergence of new coronavirus variants raised fears of renewed shutdowns and weakened global economic demand.

However, oil prices rose sharply in March 2022 after the U.S. and its European allies began considering banning oil imports from Russia following its invasion of Ukraine. Russia is the world’s top exporter of oil and oil products. U.S. natural gas prices also soared during the reporting period, nearly doubling during the first four months of 2022 and hitting a 13-year high.

U.S. oil, gas, and consumable fuels stocks contributed the most to the Index’s return, as stocks in the industry hit their highest levels in years following the rally in oil prices. In a marked turnaround from 2020, energy companies posted stronger earnings and, flush with excess cash, rewarded shareholders by buying back their own stock and raising dividends. The higher oil prices and free cash flow led some companies to expand plans to invest in new oil production, although many detailed only modest budget expansions.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Oil, Gas & Consumable Fuels	88.9%
Energy Equipment & Services	8.0
Semiconductors & Semiconductor Equipment	2.0
Electrical Equipment	1.1

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Exxon Mobil Corp.	20.0%
Chevron Corp.	16.8
ConocoPhillips	7.4
EOG Resources Inc.	4.6
Schlumberger NV	3.7
Marathon Petroleum Corp.	3.7
Pioneer Natural Resources Co.	3.4
Occidental Petroleum Corp.	3.2
Valero Energy Corp.	3.2
Williams Companies Inc. (The)	2.9

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® U.S. Healthcare ETF

Investment Objective

The iShares U.S. Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the healthcare sector, as represented by the Russell 1000 Health Care RIC 22.5/45 Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	4.86%	12.98%	14.92%	4.86%	84.07%	301.81%
Fund Market	4.83	12.96	14.92	4.83	83.95	301.66
Index(a)	5.27	13.42	15.40	5.27	87.69	318.87
Dow Jones U.S. Health Care Index™	4.61	13.28	15.33	4.61	86.52	316.25
Russell 1000 Health Care RIC 22.5/45 Capped Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through September 19, 2021 reflects the performance of the Dow Jones U.S. Health Care IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Health Care RIC 22.5/45 Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Health Care IndexTM as the underlying index of the fund.

(b)	The inception date of the Russell 1000 Health Care RIC 22.5/45 Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through April 30, 2022 was -0.90%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 949.30	$ 1.88		$ 1,000.00	$ 1,022.90	$ 1.96		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2022 (continued)	iShares® U.S. Healthcare ETF

Portfolio Management Commentary

U.S. healthcare stocks advanced significantly for the reporting period amid strong sales of pharmaceuticals, especially products used to combat the ongoing coronavirus pandemic. The pharmaceuticals industry was the top contributor to the Index’s return. Vaccines developed by pharmaceuticals companies to protect against the COVID-19 virus were a crucial driver of revenues for the reporting period, generating billions of U.S. dollars in sales. Pharmaceuticals firms also developed antibody therapies to fight COVID-19 that the U.S. government contracted to purchase. Sales of antiviral medications also benefited the industry; the U.S. government purchased and distributed antivirals in large quantities, then authorized their use in its new “test to treat” program. Outside of treatments and vaccines for the coronavirus, the pharmaceuticals industry was helped by continued strong sales of already-approved drugs, as global spending on medicine grew. Sales of treatments for Alzheimer’s, diabetes, as well as plaque psoriasis, cancer, and schizophrenia, supported revenues.

Some pharmaceuticals companies focused their operations, strategically divesting legacy businesses in favor of emphasizing new product development. For example, a large healthcare and pharmaceuticals company announced plans to spin off its consumer products unit to focus on its core pharmaceuticals business. Other significant trends included the use of artificial intelligence to spur drug development and the move toward personalized medicine, allowing for more targeted and efficient research and development. The healthcare providers and services industry also contributed due to strong healthcare plan enrollments and investors’ demand for lower volatility stocks amid rising inflation and the Russian invasion of Ukraine.

On the downside, the healthcare equipment and supplies industry detracted from the Index’s return. The spread of a new coronavirus variant led to a smaller number of healthcare procedures, reducing revenues.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Pharmaceuticals	30.4%
Health Care Equipment & Supplies	20.6
Health Care Providers & Services	19.2
Biotechnology	16.1
Life Sciences Tools & Services	12.5
Health Care Technology	1.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

UnitedHealth Group Inc.	9.4%
Johnson & Johnson	9.3
Pfizer Inc.	5.4
AbbVie Inc.	5.1
Eli Lilly & Co.	4.9
Merck & Co. Inc.	4.4
Thermo Fisher Scientific Inc.	4.3
Abbott Laboratories	3.9
Bristol-Myers Squibb Co.	3.2
Danaher Corp.	3.1

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® U.S. Technology ETF

Investment Objective

The iShares U.S. Technology ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the technology sector, as represented by the Russell 1000 Technology RIC 22.5/45 Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(3.35)%	21.85%	17.90%	(3.35)%	168.59%	419.10%
Fund Market	(3.45)	21.84	17.91	(3.45)	168.51	419.36
Index(a)	(2.98)	22.36	18.38	(2.98)	174.33	440.60
Dow Jones U.S. Technology Capped IndexTM(b)	(2.06)	N/A	N/A	(2.06)	N/A	N/A
Russell 1000 Technology RIC 22.5/45 Capped Index(c)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through June 23, 2019 reflects the performance of the Dow Jones U.S. Technology Total Return Index. Index performance beginning on June 24, 2019 through September 19, 2021 reflects the performance of the Dow Jones U.S. Technology Capped IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Technology RIC 22.5/45 Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Technology Capped IndexTM as the underlying index of the fund.

(b)	The inception date of the Dow Jones U.S. Technology Capped IndexTM was April 15, 2019. The cumulative total return for this index for the period April 15, 2019 through April 30, 2022 was 87.37%.
(c)	The inception date of the Russell 1000 Technology RIC 22.5/45 Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through April 30, 2022 was -11.18%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 812.80	$ 1.75		$ 1,000.00	$ 1,022.90	$ 1.96		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2022 (continued)	iShares® U.S. Technology ETF

Portfolio Management Commentary

U.S. technology stocks declined during the reporting period as users spent less time on social media platforms as the coronavirus pandemic ebbed. Expenditures on online advertising, especially in Europe, declined amid supply chain disruptions and rising inflation. Interest rate increases by the Fed and concerns about sales disruptions due to Russia’s invasion of Ukraine weighed heavily on U.S. technology stocks.

The application software industry detracted the most from the Index’s return. Software-as-a-service revenues declined as the trend for businesses to migrate online to facilitate remote work receded amid easing pandemic-related restrictions. Rising interest rates and increasing competition also challenged the industry.

The interactive media and services industry also detracted from the Index’s performance, as profits and revenues fell by record amounts amid increased competition on digital platforms, especially video-based social media. Investors grew concerned that changes to corporate policies designed to increase user privacy would make targeted advertising more difficult, ultimately reducing sales. Additionally, new European regulatory policies and tighter monetary policy from the Fed weighed on the industry. Toward the end of the reporting period, Russia’s ban of a major social media platform following the invasion of Ukraine led to a steep loss in users.

On the upside, the technology hardware and equipment industry contributed significantly to the Index’s return. Increased time at home drove strong demand for computing products for both work and leisure, leading to record earnings despite ongoing supply chain challenges. Strong demand for subscription services, including music and streaming video, drove rising revenues.

In the systems software industry, development of new products and services and industry consolidation bolstered the Index’s return. Strength in sales of hardware, including personal computers and tablets, contributed to rising revenues.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Software	34.5%
Semiconductors & Semiconductor Equipment	22.0
Technology Hardware, Storage & Peripherals	20.1
Interactive Media & Services	15.9
IT Services	5.1
Electronic Equipment, Instruments & Components	1.5
Other (each representing less than 1%)	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Apple Inc.	18.7%
Microsoft Corp.	16.2
Alphabet Inc., Class A	5.5
Alphabet Inc., Class C	5.1
Meta Platforms Inc, Class A	4.3
NVIDIA Corp.	3.9
Broadcom Inc.	2.7
Adobe Inc.	2.3
Intel Corp.	2.1
salesforce.com Inc.	2.0

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® U.S. Transportation ETF

Investment Objective

The iShares U.S. Transportation ETF (the “Fund”) (formerly the iShares Transportation Average ETF) seeks to track the investment results of an index composed of U.S. equities in the transportation sector, as represented by the S&P Transportation Select Industry FMC Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(9.18)%	9.43%	11.26%	(9.18)%	56.90%	190.59%
Fund Market	(9.34)	9.42	11.25	(9.34)	56.83	190.50
Index(a)	(8.19)	10.46	11.88	(8.19)	64.48	207.33
Dow Jones Transportation Average IndexTM	(2.00)	11.92	12.62	(2.00)	75.58	228.07
S&P Transportation Select Industry FMC Capped Index(b)	(7.97)	N/A	N/A	(7.97)	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through July 18, 2021 reflects the performance of the Dow Jones Transportation Average IndexTM. Index performance beginning on July 19, 2021 reflects the performance of the S&P Transportation Select Industry FMC Capped Index, which, effective as of July 19, 2021, replaced the Dow Jones Transportation Average IndexTM as the underlying index of the fund.

(b)

The inception date of the S&P Transportation Select Industry FMC Capped Index was April 26, 2021. The cumulative total return for this index for the period April 26, 2021 through April 30, 2022 was -6.45%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 901.50	$ 1.84		$ 1,000.00	$ 1,022.90	$ 1.96		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of April 30, 2022 (continued)	iShares® U.S. Transportation ETF

Portfolio Management Commentary

U.S. transportation stocks declined for the reporting period as cost increases, labor shortages, and ongoing disruption due to the emergence of COVID-19 variants outweighed robust industry demand. Additionally, investor concern over the impact of rising interest rates on consumer spending drove transportation stocks sharply lower at the close of the reporting period.

Air freight and logistics companies were the primary detractors from the Index’s return as supply chain difficulties weighed on growth. Delivery companies increased parcel shipping prices at the fastest pace in nearly a decade, in part to offset the costly infrastructure upgrades required to keep pace with the high-demand environment. Supply was constrained by a shortage of truck drivers, port closures, and rail yard and port congestion. Labor shortages at distribution centers also lowered operating volumes. War in Ukraine further exacerbated supply constraints as sanctions on Russia disrupted shipping routes and created congestion at European ports. Stocks also fell on investor concerns that e-commerce activity faced slowdowns due to the lifting of COVID-19 restrictions and consumers shifting spending from goods to services and travel.

Road and rail stocks also detracted from the Index’s return as a shortage of drivers and rising gas prices increased costs and the persistence of COVID-19 variants and the resulting drag on rider demand lowered earnings outlooks. To attract and retain drivers, ride-sharing companies re-introduced incentive programs and fuel surcharges to help offset higher fuel prices. While the incentive programs aided in driver recruitment, they also increased costs and lowered profit margins. A slowdown in the demand for food delivery services as consumers returned to in-person dining further impacted revenues of ride-sharing companies with food delivery divisions.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Road & Rail	52.3%
Air Freight & Logistics	28.5
Airlines	17.6
Marine	1.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Union Pacific Corp.	19.0%
United Parcel Service Inc., Class B	16.7
CSX Corp.	6.8
Uber Technologies Inc.	4.7
Southwest Airlines Co.	4.7
Delta Air Lines Inc.	4.6
Norfolk Southern Corp.	4.6
FedEx Corp.	4.3
Old Dominion Freight Line Inc.	4.3
Expeditors International of Washington Inc.	2.8

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® U.S. Utilities ETF

Investment Objective

The iShares U.S. Utilities ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the utilities sector, as represented by the Russell 1000 Utilities RIC 22.5/45 Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	8.52%	9.24%	10.54%	8.52%	55.57%	172.33%
Fund Market	8.38	9.23	10.53	8.38	55.47	172.22
Index(a)	8.79	9.69	11.01	8.79	58.79	184.22
Dow Jones U.S. Utilities Index™	9.61	9.86	11.09	9.61	59.99	186.37
Russell 1000 Utilities RIC 22.5/45 Capped Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through September 19, 2021 reflects the performance of the Dow Jones U.S. Utilities IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Utilities RIC 22.5/45 Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Utilities IndexTM as the underlying index of the fund.

(b)	The inception date of the Russell 1000 Utilities RIC 22.5/45 Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through April 30, 2022 was 11.85%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,063.50	$ 2.00		$ 1,000.00	$ 1,022.90	$ 1.96		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of April 30, 2022 (continued)	iShares® U.S. Utilities ETF

Portfolio Management Commentary

U.S. utilities stocks advanced for the reporting period, outpacing the broader domestic equity market. The utilities sector was supported as coronavirus pandemic-related restrictions eased, global economies rebounded, and electricity prices surged. Additionally, investors increasingly sought utilities stocks, as they are typically regarded as less-risky in periods of market turbulence because consumer spending on power is relatively non-discretionary.

Electric utilities contributed the most to the Index’s return. U.S. electricity prices reached a 13-year high in 2021 as pandemic-related restrictions eased, and severe weather led to energy disruptions. The U.S. government expected electricity demand and prices throughout the U.S. to continue rising in 2022. Prices for natural gas, the leading source of power generation for U.S. electricity, also rose considerably for the reporting period as economic growth recovered and demand increased. Like electricity prices, the U.S. government expected a continued increase in natural gas costs during 2022.

Despite rising input costs, earnings for electricity providers increased as they were able to continue raising usage rates while benefiting from investments to improve transmission, modernize power grids, and add renewable energy capacity. U.S. investment in renewable energy set a record in 2021, as renewable energy projects represented the vast majority of investment in new capacity, supporting the U.S. administration’s goal of emissions-free electricity by 2035. Broadly, the amount of electricity produced by renewable energy, primarily solar and wind power, quadrupled in the past decade, whereas coal-fired generation declined 62% since 2007. Meanwhile, within the industrials sector, a large environmental and facilities services company contributed to the Index’s return as the company’s customer retention and overall growth benefited from technology investments and a key acquisition.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Electric Utilities	56.2%
Multi-Utilities	26.4
Commercial Services & Supplies	9.0
Water Utilities	3.2
Independent Power and Renewable Electricity Producers	2.5
Gas Utilities	2.4
Electrical Equipment	0.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

NextEra Energy Inc.	11.7%
Duke Energy Corp.	7.1
Southern Co. (The)	6.5
Waste Management Inc.	5.8
Dominion Energy Inc.	5.5
Sempra Energy	4.3
American Electric Power Co. Inc.	4.2
Exelon Corp.	3.8
Xcel Energy Inc.	3.3
Public Service Enterprise Group Inc.	2.9

(a)	Excludes money market funds.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	17

Schedule of Investments April 30, 2022	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
Axon Enterprise Inc.(a)	2,735	$306,867
Boeing Co. (The)(a)	21,703	3,230,275
BWX Technologies Inc.	3,808	197,711
Curtiss-Wright Corp.	1,547	221,082
General Dynamics Corp.	9,084	2,148,639
HEICO Corp.	1,711	241,645
HEICO Corp., Class A	2,982	347,820
Hexcel Corp.	3,171	172,376
Howmet Aerospace Inc.	14,992	511,527
Huntington Ingalls Industries Inc.	1,562	332,300
L3Harris Technologies Inc.	7,737	1,796,996
Lockheed Martin Corp.	9,596	4,146,623
Mercury Systems Inc.(a)	2,283	127,369
Northrop Grumman Corp.	5,811	2,553,353
Raytheon Technologies Corp.	58,950	5,594,944
Textron Inc.	8,629	597,558
TransDigm Group Inc.(a)	2,094	1,245,532
Virgin Galactic Holdings Inc.(a)(b)	7,015	52,542
Woodward Inc.	2,514	277,747

		24,102,906

Air Freight & Logistics — 0.6%
CH Robinson Worldwide Inc.	5,205	552,511
Expeditors International of Washington Inc.	6,665	660,301
FedEx Corp.	9,651	1,918,040
GXO Logistics Inc.(a)	3,873	229,243
United Parcel Service Inc., Class B	28,859	5,194,043

		8,554,138

Airlines — 0.2%
Alaska Air Group Inc.(a)	5,060	275,213
American Airlines Group Inc.(a)(b)	25,698	482,351
Delta Air Lines Inc.(a)	25,288	1,088,143
JetBlue Airways Corp.(a)	12,404	136,568
Joby Aviation Inc., Class A(a)(b)	10,413	54,564
Southwest Airlines Co.(a)	23,380	1,092,314
United Airlines Holdings Inc.(a)	12,736	643,168

		3,772,321

Auto Components — 0.2%
Aptiv PLC(a)	10,690	1,137,416
Autoliv Inc.	3,164	233,123
BorgWarner Inc.	9,385	345,650
Fox Factory Holding Corp.(a)	1,664	136,248
Gentex Corp.	9,276	272,251
Lear Corp.	2,360	301,938
Luminar Technologies Inc.(a)(b)	9,207	113,891
QuantumScape Corp.(a)(b)	10,211	152,552

		2,693,069

Automobiles — 2.2%
Ford Motor Co.	155,121	2,196,513
General Motors Co.(a)	57,444	2,177,702
Harley-Davidson Inc.	6,237	227,339
Lucid Group Inc.(a)(b)	22,252	402,316
Rivian Automotive Inc., Class A(a)(b)	6,124	185,190
Tesla Inc.(a)	33,100	28,822,156
Thor Industries Inc.	2,190	167,645

		34,178,861

Banks — 3.6%
Bank of America Corp.	281,229	10,034,251

Security	Shares	Value

Banks (continued)
Bank OZK	4,630	$177,885
BOK Financial Corp.	1,266	104,989
Citigroup Inc.	78,509	3,784,919
Citizens Financial Group Inc.	19,566	770,900
Comerica Inc.	5,086	416,543
Commerce Bancshares Inc.	4,425	302,537
Cullen/Frost Bankers Inc.	2,299	304,135
East West Bancorp. Inc.	5,522	393,719
Fifth Third Bancorp.	26,933	1,010,795
First Citizens BancShares Inc./NC, Class A	521	333,117
First Financial Bankshares Inc.	5,064	202,459
First Horizon Corp.	21,254	475,665
First Republic Bank/CA	7,065	1,054,239
FNB Corp.	13,211	152,191
Glacier Bancorp. Inc.	4,269	195,349
Home BancShares Inc./AR	6,207	134,195
Huntington Bancshares Inc./OH	57,023	749,852
JPMorgan Chase & Co.	116,869	13,949,484
KeyCorp	36,708	708,831
M&T Bank Corp.	7,099	1,182,977
Pinnacle Financial Partners Inc.	2,941	228,075
PNC Financial Services Group Inc. (The)	16,591	2,755,765
Popular Inc.	3,232	252,064
Prosperity Bancshares Inc.	3,553	232,295
Regions Financial Corp.	36,995	766,536
Signature Bank/New York NY	2,484	601,749
SVB Financial Group(a)	2,331	1,136,689
Synovus Financial Corp.	5,888	244,588
Truist Financial Corp.	52,690	2,547,562
U.S. Bancorp.	53,320	2,589,219
UMB Financial Corp.	1,732	156,192
Umpqua Holdings Corp.	8,885	146,958
United Bankshares Inc./WV	5,380	178,939
Valley National Bancorp.	17,006	203,732
Webster Financial Corp.	7,087	354,279
Wells Fargo & Co.	153,499	6,697,161
Western Alliance Bancorp.	4,153	316,085
Wintrust Financial Corp.	2,323	202,844
Zions Bancorp. NA	5,923	334,709

		56,384,473

Beverages — 1.6%
Boston Beer Co. Inc. (The), Class A, NVS(a)	368	138,000
Brown-Forman Corp., Class B, NVS	7,101	478,891
Coca-Cola Co. (The)	153,566	9,921,899
Constellation Brands Inc., Class A	6,477	1,593,925
Keurig Dr Pepper Inc.	29,128	1,089,387
Molson Coors Beverage Co., Class B	7,561	409,353
Monster Beverage Corp.(a)	14,954	1,281,259
National Beverage Corp.	969	42,713
PepsiCo Inc.	54,649	9,383,780

		24,339,207

Biotechnology — 2.2%
AbbVie Inc.	69,944	10,273,375
ACADIA Pharmaceuticals Inc.(a)	4,544	83,791
Agios Pharmaceuticals Inc.(a)(b)	2,466	54,178
Alkermes PLC(a)	6,166	177,889
Allogene Therapeutics Inc.(a)	2,538	21,192
Alnylam Pharmaceuticals Inc.(a)	4,783	638,196
Amgen Inc.	22,276	5,194,540

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Arrowhead Pharmaceuticals Inc.(a)	4,120	$169,373
Beam Therapeutics Inc.(a)(b)	1,730	64,927
Biogen Inc.(a)	5,789	1,200,870
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	2,431	216,772
BioMarin Pharmaceutical Inc.(a)	7,264	590,926
Blueprint Medicines Corp.(a)	2,353	137,298
Bridgebio Pharma Inc.(a)	4,320	34,646
CRISPR Therapeutics AG(a)(b)	2,788	138,341
Denali Therapeutics Inc.(a)	3,653	86,941
Emergent BioSolutions Inc.(a)	1,817	58,834
Exact Sciences Corp.(a)	6,775	372,964
Exelixis Inc.(a)	12,488	278,982
Fate Therapeutics Inc.(a)	3,198	91,335
Gilead Sciences Inc.	49,584	2,942,315
Halozyme Therapeutics Inc.(a)	5,625	224,438
Horizon Therapeutics PLC(a)	9,026	889,603
Incyte Corp.(a)	7,508	562,800
Intellia Therapeutics Inc.(a)	2,701	132,430
Ionis Pharmaceuticals Inc.(a)	5,642	207,400
Mirati Therapeutics Inc.(a)	1,956	120,861
Moderna Inc.(a)	13,911	1,869,778
Natera Inc.(a)	3,447	121,059
Neurocrine Biosciences Inc.(a)	3,725	335,362
Novavax Inc.(a)(b)	2,943	132,641
Regeneron Pharmaceuticals Inc.(a)	4,226	2,785,399
Sarepta Therapeutics Inc.(a)	3,389	245,092
Seagen Inc.(a)	5,364	702,738
Twist Bioscience Corp.(a)(b)	2,229	64,284
Ultragenyx Pharmaceutical Inc.(a)(b)	2,680	189,449
United Therapeutics Corp.(a)	1,772	314,636
Vertex Pharmaceuticals Inc.(a)	10,087	2,755,970
Vir Biotechnology Inc.(a)	2,966	60,358

		34,541,983

Building Products — 0.5%
A O Smith Corp.	5,264	307,575
Advanced Drainage Systems Inc.	2,203	225,719
Allegion PLC	3,544	404,866
Armstrong World Industries Inc.	1,830	154,928
Builders FirstSource Inc.(a)	7,549	464,792
Carlisle Companies Inc.	2,060	534,282
Carrier Global Corp.	33,877	1,296,473
Fortune Brands Home & Security Inc.	5,438	387,457
Johnson Controls International PLC	27,822	1,665,703
Lennox International Inc.	1,340	285,675
Masco Corp.	9,458	498,342
Owens Corning	3,898	354,445
Trane Technologies PLC	9,248	1,293,703
Trex Co. Inc.(a)(b)	4,495	261,564
Zurn Water Solutions Corp.	4,785	149,388

		8,284,912

Capital Markets — 3.0%
Affiliated Managers Group Inc.	1,568	196,894
Ameriprise Financial Inc.	4,359	1,157,271
Ares Management Corp., Class A	6,679	442,283
Bank of New York Mellon Corp. (The)	29,295	1,232,148
BlackRock Inc.(c)	5,634	3,519,447
Blackstone Inc., NVS	27,892	2,832,990
Blue Owl Capital Inc.	13,328	159,003
Carlyle Group Inc. (The)	5,463	198,252

Security	Shares	Value

Capital Markets (continued)
Cboe Global Markets Inc.	4,152	$469,093
Charles Schwab Corp. (The)	59,347	3,936,487
CME Group Inc.	14,180	3,110,241
Coinbase Global Inc., Class A(a)(b)	1,132	127,588
FactSet Research Systems Inc.	1,480	597,165
Federated Hermes Inc.	3,961	112,809
Franklin Resources Inc.	11,402	280,375
Goldman Sachs Group Inc. (The)	13,432	4,103,342
Houlihan Lokey Inc.	2,000	166,580
Interactive Brokers Group Inc., Class A	3,510	209,056
Intercontinental Exchange Inc.	22,245	2,576,194
Invesco Ltd.	13,492	247,983
Janus Henderson Group PLC	6,732	205,191
Jefferies Financial Group Inc.	7,662	235,683
KKR & Co. Inc.	23,040	1,174,349
Lazard Ltd., Class A	4,535	148,612
LPL Financial Holdings Inc.	3,191	599,493
MarketAxess Holdings Inc.	1,479	389,879
Moody’s Corp.	6,406	2,027,371
Morgan Stanley	55,954	4,509,333
Morningstar Inc.	936	237,023
MSCI Inc.	3,217	1,355,161
Nasdaq Inc.	4,633	729,095
Northern Trust Corp.	8,234	848,514
Raymond James Financial Inc.	7,412	722,374
Robinhood Markets Inc., Class A(a)(b)	2,290	22,453
S&P Global Inc.	14,000	5,271,000
SEI Investments Co.	4,237	236,086
State Street Corp.	14,449	967,650
Stifel Financial Corp.	4,033	249,441
T Rowe Price Group Inc.	9,075	1,116,588
Tradeweb Markets Inc., Class A	4,075	290,099
Virtu Financial Inc., Class A	3,172	91,607

		47,102,203

Chemicals — 1.8%
Air Products and Chemicals Inc.	8,741	2,046,006
Albemarle Corp.	4,622	891,260
Ashland Global Holdings Inc.	2,199	230,829
Axalta Coating Systems Ltd.(a)	8,354	211,941
Celanese Corp.	4,268	627,140
CF Industries Holdings Inc.	8,522	825,185
Chemours Co. (The)	6,148	203,314
Corteva Inc.	28,712	1,656,395
Dow Inc.	29,135	1,937,478
DuPont de Nemours Inc.	20,206	1,332,182
Eastman Chemical Co.	5,109	524,541
Ecolab Inc.	9,849	1,667,830
Element Solutions Inc.	8,376	172,713
FMC Corp.	4,980	660,049
Ginkgo Bioworks Holdings Inc.(a)	45,676	132,460
Huntsman Corp.	8,316	281,663
Ingevity Corp.(a)	1,526	91,407
International Flavors & Fragrances Inc.	10,028	1,216,396
Linde PLC	20,259	6,319,998
LyondellBasell Industries NV, Class A	10,425	1,105,363
Mosaic Co. (The)	14,611	912,019
NewMarket Corp.	298	96,734
Olin Corp.	5,707	327,582
PPG Industries Inc.	9,380	1,200,546
RPM International Inc.	5,031	417,070

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2022	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Scotts Miracle-Gro Co. (The)	1,616	$167,951
Sherwin-Williams Co. (The)	9,514	2,615,969
Valvoline Inc.	6,920	209,192
Westlake Corp.	1,305	165,148

		28,246,361

Commercial Services & Supplies — 0.5%
Cimpress PLC(a)	786	39,701
Cintas Corp.	3,502	1,391,204
Clean Harbors Inc.(a)	1,914	200,836
Copart Inc.(a)	8,397	954,319
IAA Inc.(a)	5,338	195,638
MSA Safety Inc.	1,487	179,466
Republic Services Inc.	8,273	1,110,816
Rollins Inc.	8,937	299,747
Stericycle Inc.(a)	3,732	187,309
Tetra Tech Inc.	2,081	289,842
Waste Management Inc.	15,199	2,499,323

		7,348,201

Communications Equipment — 0.8%
Arista Networks Inc.(a)	8,925	1,031,462
Ciena Corp.(a)	6,008	331,461
Cisco Systems Inc.	166,607	8,160,411
F5 Inc.(a)	2,383	398,938
Juniper Networks Inc.	12,905	406,766
Lumentum Holdings Inc.(a)(b)	2,795	226,982
Motorola Solutions Inc.	6,691	1,429,800
Ubiquiti Inc.	248	69,998
Viavi Solutions Inc.(a)	8,865	127,124

		12,182,942

Construction & Engineering — 0.1%
AECOM	5,693	401,698
EMCOR Group Inc.	2,048	218,071
MasTec Inc.(a)(b)	2,392	172,248
MDU Resources Group Inc.	8,216	211,644
Quanta Services Inc.	5,638	653,895
Valmont Industries Inc.	842	209,498
WillScot Mobile Mini Holdings Corp.(a)	8,844	310,425

		2,177,479

Construction Materials — 0.1%
Eagle Materials Inc.	1,528	188,433
Martin Marietta Materials Inc.	2,465	873,152
Vulcan Materials Co.	5,243	903,317

		1,964,902

Consumer Finance — 0.6%
Ally Financial Inc.	13,286	530,909
American Express Co.	24,357	4,255,411
Capital One Financial Corp.	16,389	2,042,397
Credit Acceptance Corp.(a)(b)	319	163,488
Discover Financial Services	11,404	1,282,494
FirstCash Holdings Inc.	1,567	125,015
OneMain Holdings Inc.	4,365	200,484
PROG Holdings Inc.(a)	2,284	60,458
SLM Corp.	11,044	184,766
SoFi Technologies Inc.(a)(b)	25,285	154,744
Synchrony Financial	20,642	759,832
Upstart Holdings Inc.(a)(b)	1,942	145,689

		9,905,687

Security	Shares	Value

Containers & Packaging — 0.4%
Amcor PLC	60,928	$722,606
AptarGroup Inc.	2,598	298,328
Ardagh Metal Packaging SA(a)	6,137	43,757
Avery Dennison Corp.	3,263	589,298
Ball Corp.	12,907	1,047,532
Berry Global Group Inc.(a)	5,337	300,740
Crown Holdings Inc.	4,994	549,540
Graphic Packaging Holding Co.	10,840	236,312
International Paper Co.	15,368	711,231
Packaging Corp. of America	3,787	610,351
Sealed Air Corp.	5,851	375,693
Silgan Holdings Inc.	3,302	146,510
Sonoco Products Co.	3,927	243,120
Westrock Co.	10,291	509,713

		6,384,731

Distributors — 0.1%
Genuine Parts Co.	5,636	732,962
LKQ Corp.	10,684	530,247
Pool Corp.	1,577	639,032

		1,902,241

Diversified Consumer Services — 0.1%
ADT Inc.	6,635	45,450
Bright Horizons Family Solutions Inc.(a)	2,339	267,207
Chegg Inc.(a)	5,604	138,643
frontdoor Inc.(a)(b)	3,395	104,939
Grand Canyon Education Inc.(a)	1,569	150,577
H&R Block Inc.	6,515	169,846
Service Corp. International	6,488	425,678
Terminix Global Holdings Inc.(a)	4,927	226,100

		1,528,440

Diversified Financial Services — 1.6%
Apollo Global Management Inc.	14,801	736,498
Berkshire Hathaway Inc., Class B(a)	72,410	23,376,120
Equitable Holdings Inc.	15,123	435,996
Jackson Financial Inc., Class A	3,661	154,897
Voya Financial Inc.	4,249	268,282

		24,971,793

Diversified Telecommunication Services — 0.9%
AT&T Inc.	282,039	5,319,256
Frontier Communications Parent Inc.(a)(b)	8,209	216,635
Liberty Global PLC, Class A(a)	6,977	158,797
Liberty Global PLC, Class C, NVS(a)	12,952	306,962
Lumen Technologies Inc.	36,344	365,621
Verizon Communications Inc.	166,141	7,692,328

		14,059,599

Electric Utilities — 1.7%
ALLETE Inc.	2,088	123,902
Alliant Energy Corp.	9,822	577,632
American Electric Power Co. Inc.	19,939	1,976,154
Avangrid Inc.	2,795	123,958
Constellation Energy Corp.	12,876	762,388
Duke Energy Corp.	30,396	3,348,423
Edison International	15,005	1,032,194
Entergy Corp.	8,004	951,276
Evergy Inc.	9,169	622,117
Eversource Energy	13,580	1,186,892
Exelon Corp.	38,633	1,807,252
FirstEnergy Corp.	22,578	977,853
Hawaiian Electric Industries Inc.	4,445	182,734

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
IDACORP Inc.	2,007	$211,096
NextEra Energy Inc.	77,510	5,504,760
NRG Energy Inc.	9,797	351,712
OGE Energy Corp.	8,022	310,291
PG&E Corp.(a)	59,725	755,521
Pinnacle West Capital Corp.	4,502	320,543
PNM Resources Inc.	3,524	164,430
Portland General Electric Co.	3,546	167,832
PPL Corp.	29,597	837,891
Southern Co. (The)	41,833	3,070,124
Xcel Energy Inc.	21,278	1,558,826

		26,925,801

Electrical Equipment — 0.6%
Acuity Brands Inc.	1,365	235,435
AMETEK Inc.	9,136	1,153,511
ChargePoint Holdings Inc., Class A(a)(b)	6,734	87,138
Eaton Corp. PLC	15,752	2,284,355
Emerson Electric Co.	23,447	2,114,450
EnerSys	1,641	107,420
Generac Holdings Inc.(a)	2,494	547,134
Hubbell Inc.	2,134	416,898
nVent Electric PLC	6,384	215,651
Plug Power Inc.(a)	20,428	429,397
Regal Rexnord Corp.	2,720	346,093
Rockwell Automation Inc.	4,585	1,158,492
Sensata Technologies Holding PLC(a)	6,135	278,590
Shoals Technologies Group Inc., Class A(a)(b)	3,723	37,156
Sunrun Inc.(a)(b)	8,138	162,597
Vertiv Holdings Co.	11,954	149,784

		9,724,101

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	23,635	1,689,902
Arrow Electronics Inc.(a)	2,696	317,751
Avnet Inc.	4,097	178,875
CDW Corp./DE	5,335	870,565
Cognex Corp.	6,952	470,164
Coherent Inc.(a)	976	261,470
Corning Inc.	29,580	1,040,920
II-VI Inc.(a)(b)	4,145	253,715
IPG Photonics Corp.(a)	1,433	135,390
Itron Inc.(a)	1,797	85,861
Jabil Inc.	5,563	321,152
Keysight Technologies Inc.(a)	7,280	1,021,166
Littelfuse Inc.	984	225,582
National Instruments Corp.	5,310	191,903
TD SYNNEX Corp.	1,621	162,246
TE Connectivity Ltd.	12,846	1,602,924
Teledyne Technologies Inc.(a)	1,847	797,073
Trimble Inc.(a)	9,930	662,331
Vontier Corp.	6,804	174,318
Zebra Technologies Corp., Class A(a)	2,110	779,983

		11,243,291

Energy Equipment & Services — 0.3%
Baker Hughes Co.	35,863	1,112,470
Halliburton Co.	35,343	1,258,918
NOV Inc.	15,542	281,776
Schlumberger NV	55,619	2,169,697
TechnipFMC PLC(a)	16,880	116,810

		4,939,671

Security	Shares	Value

Entertainment — 1.3%
Activision Blizzard Inc.	30,720	$2,322,432
AMC Entertainment Holdings Inc., Class A(a)(b)	20,285	310,361
Electronic Arts Inc.	11,109	1,311,417
Endeavor Group Holdings Inc.(a)	820	18,655
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	931	53,458
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	8,168	509,111
Live Nation Entertainment Inc.(a)	5,356	561,737
Madison Square Garden Sports Corp.(a)(b)	699	113,315
Netflix Inc.(a)	17,535	3,337,963
Playtika Holding Corp.(a)	4,047	71,146
ROBLOX Corp., Class A(a)(b)	1,585	48,580
Roku Inc.(a)(b)	4,721	438,581
Take-Two Interactive Software Inc.(a)	4,620	552,136
Walt Disney Co. (The)(a)	71,921	8,028,541
Warner Bros. Discovery Inc.(a)	87,610	1,590,122
Warner Music Group Corp., Class A	4,458	132,715
World Wrestling Entertainment Inc., Class A	1,643	95,935
Zynga Inc., Class A(a)	42,160	348,663

		19,844,868

Equity Real Estate Investment Trusts (REITs) — 3.4%
Alexandria Real Estate Equities Inc.	5,764	1,049,970
American Campus Communities Inc.	5,564	359,824
American Homes 4 Rent, Class A	11,693	463,160
American Tower Corp.	17,989	4,335,709
Americold Realty Trust	10,692	282,055
Apartment Income REIT Corp.	6,289	309,230
AvalonBay Communities Inc.	5,517	1,255,007
Boston Properties Inc.	5,616	660,442
Brixmor Property Group Inc.	11,999	304,535
Camden Property Trust	4,029	632,110
Corporate Office Properties Trust	4,346	115,995
Cousins Properties Inc.	5,977	214,574
Crown Castle International Corp.	17,087	3,164,683
CubeSmart	8,821	419,086
Digital Realty Trust Inc.	11,284	1,648,818
Douglas Emmett Inc.	6,715	197,824
Duke Realty Corp.	14,959	819,005
EastGroup Properties Inc.	1,576	295,500
Equinix Inc.	3,567	2,564,958
Equity Commonwealth(a)	4,375	114,581
Equity LifeStyle Properties Inc.	6,841	528,672
Equity Residential	13,466	1,097,479
Essex Property Trust Inc.	2,560	842,931
Extra Space Storage Inc.	5,268	1,000,920
Federal Realty Investment Trust	2,834	331,748
First Industrial Realty Trust Inc.	5,066	293,828
Gaming and Leisure Properties Inc.	9,299	412,690
Healthcare Realty Trust Inc.	6,153	166,623
Healthcare Trust of America Inc., Class A	8,856	269,754
Healthpeak Properties Inc.	21,299	698,820
Highwoods Properties Inc.	4,098	167,362
Host Hotels & Resorts Inc.	27,976	569,312
Hudson Pacific Properties Inc.	5,797	134,954
Invitation Homes Inc.	23,521	936,606
Iron Mountain Inc.	11,413	613,220
JBG SMITH Properties	4,353	114,745
Kilroy Realty Corp.	4,265	298,550
Kimco Realty Corp.	24,145	611,593
Lamar Advertising Co., Class A	3,374	372,523

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2022	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Life Storage Inc.	3,236	$428,738
LXP Industrial Trust.	11,197	140,522
Medical Properties Trust Inc.	23,494	432,055
Mid-America Apartment Communities Inc.	4,543	893,517
National Health Investors Inc.	1,762	90,796
National Retail Properties Inc.	6,927	303,680
National Storage Affiliates Trust	3,223	182,422
Omega Healthcare Investors Inc.	9,400	239,512
Orion Office REIT Inc.	2,187	29,350
Physicians Realty Trust	9,193	157,568
PotlatchDeltic Corp.	2,798	154,981
Prologis Inc.	29,303	4,696,978
PS Business Parks Inc.	812	152,006
Public Storage	6,019	2,236,058
Rayonier Inc.	5,682	245,462
Realty Income Corp.	22,297	1,546,520
Regency Centers Corp.	6,041	415,802
Rexford Industrial Realty Inc.	6,347	495,320
Sabra Health Care REIT Inc.	8,503	99,315
SBA Communications Corp.	4,322	1,500,209
Simon Property Group Inc.	12,986	1,532,348
SL Green Realty Corp.	2,522	174,573
Spirit Realty Capital Inc.	4,964	215,686
STAG Industrial Inc.	6,900	257,508
STORE Capital Corp.	9,456	268,834
Sun Communities Inc.	4,580	804,111
UDR Inc.	11,841	630,060
Ventas Inc.	15,882	882,245
VICI Properties Inc.	33,328	993,508
Vornado Realty Trust	6,392	247,434
Welltower Inc.	17,149	1,557,301
Weyerhaeuser Co.	29,630	1,221,349
WP Carey Inc.	7,641	617,164

		52,512,328

Food & Staples Retailing — 1.5%
Albertsons Companies Inc., Class A	3,871	121,085
BJ’s Wholesale Club Holdings Inc.(a)	5,276	339,511
Casey’s General Stores Inc.	1,497	301,346
Costco Wholesale Corp.	17,545	9,329,027
Kroger Co. (The)	26,495	1,429,670
Performance Food Group Co.(a)(b)	6,183	304,513
Sprouts Farmers Market Inc.(a)	4,620	137,676
Sysco Corp.	20,005	1,710,027
U.S. Foods Holding Corp.(a)	8,925	335,759
Walgreens Boots Alliance Inc.	28,371	1,202,930
Walmart Inc.	55,883	8,549,540

		23,761,084

Food Products — 1.1%
Archer-Daniels-Midland Co.	22,105	1,979,724
Beyond Meat Inc.(a)(b)	2,374	87,553
Bunge Ltd.	5,620	635,734
Campbell Soup Co.	8,113	383,096
Conagra Brands Inc.	18,729	654,204
Darling Ingredients Inc.(a)	6,364	467,054
Flowers Foods Inc.	8,139	215,846
Freshpet Inc.(a)(b)	1,713	159,909
General Mills Inc.	23,917	1,691,649
Hain Celestial Group Inc. (The)(a)	3,400	114,036
Hershey Co. (The)	5,747	1,297,500

Security	Shares	Value

Food Products (continued)
Hormel Foods Corp.	11,169	$585,144
Ingredion Inc.	2,687	228,691
JM Smucker Co. (The)	4,259	583,185
Kellogg Co.	10,008	685,548
Kraft Heinz Co. (The)	28,000	1,193,640
Lamb Weston Holdings Inc.	5,644	373,068
Lancaster Colony Corp.	750	116,385
McCormick & Co. Inc./MD, NVS	9,815	987,095
Mondelez International Inc., Class A	54,842	3,536,212
Pilgrim’s Pride Corp.(a)	2,080	58,968
Post Holdings Inc.(a)	2,363	175,784
Seaboard Corp.	10	42,250
Tyson Foods Inc., Class A	11,650	1,085,314

		17,337,589

Gas Utilities — 0.1%
Atmos Energy Corp.	5,414	613,947
National Fuel Gas Co.	3,553	249,172
New Jersey Resources Corp.	3,985	171,993
ONE Gas Inc.	2,099	177,093
Southwest Gas Holdings Inc.(a)	2,620	230,848
Spire Inc.	2,067	150,374
UGI Corp.	8,509	291,859

		1,885,286

Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	69,990	7,943,865
ABIOMED Inc.(a)	1,804	516,990
Align Technology Inc.(a)	2,901	841,029
Baxter International Inc.	19,755	1,403,790
Becton Dickinson and Co.	11,277	2,787,562
Boston Scientific Corp.(a)	56,263	2,369,235
Cooper Companies Inc. (The)	1,941	700,779
DENTSPLY SIRONA Inc.	8,827	352,992
Dexcom Inc.(a)	3,824	1,562,410
Edwards Lifesciences Corp.(a)	24,642	2,606,631
Embecta Corp.(a)	2,255	68,620
Enovis Corp.(a)(b)	1,706	110,668
Envista Holdings Corp.(a)	6,372	252,459
Globus Medical Inc., Class A(a)	3,141	207,997
Haemonetics Corp.(a)	2,011	101,897
Hologic Inc.(a)	9,792	704,926
ICU Medical Inc.(a)	778	166,484
IDEXX Laboratories Inc.(a)	3,363	1,447,704
Insulet Corp.(a)(b)	2,722	650,531
Integra LifeSciences Holdings Corp.(a)	2,848	174,184
Intuitive Surgical Inc.(a)	14,162	3,388,967
Masimo Corp.(a)	1,968	222,325
Medtronic PLC	53,108	5,542,351
Neogen Corp.(a)	4,085	107,844
Novocure Ltd.(a)(b)	3,479	266,422
NuVasive Inc.(a)	2,030	104,423
Omnicell Inc.(a)	1,718	187,554
Penumbra Inc.(a)	1,368	236,062
Quidel Corp.(a)	1,542	155,156
ResMed Inc.	5,817	1,163,225
Shockwave Medical Inc.(a)	1,389	209,919
STAAR Surgical Co.(a)(b)	1,873	106,929
STERIS PLC	3,992	894,408
Stryker Corp.	13,271	3,201,761
Tandem Diabetes Care Inc.(a)	2,461	237,437

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Teleflex Inc.	1,858	$530,682
Zimmer Biomet Holdings Inc.	8,253	996,550
Zimvie Inc.(a)	824	18,540

		42,541,308

Health Care Providers & Services — 3.0%
1Life Healthcare Inc.(a)(b)	6,681	47,101
Acadia Healthcare Co. Inc.(a)	3,603	244,572
agilon health Inc.(a)(b)	1,854	32,946
Amedisys Inc.(a)	1,302	166,200
AmerisourceBergen Corp.	5,936	898,057
Anthem Inc.	9,590	4,813,509
Cardinal Health Inc.	10,972	636,925
Centene Corp.(a)	23,040	1,855,872
Chemed Corp.	615	302,205
Cigna Corp.	12,790	3,156,316
Covetrus Inc.(a)	3,810	52,578
CVS Health Corp.	51,847	4,984,052
DaVita Inc.(a)	2,441	264,531
Encompass Health Corp.	4,062	279,587
Guardant Health Inc.(a)	4,003	246,985
HCA Healthcare Inc.	9,495	2,037,152
HealthEquity Inc.(a)	3,285	204,721
Henry Schein Inc.(a)	5,481	444,509
Humana Inc.	5,078	2,257,476
Invitae Corp.(a)	7,901	41,954
Laboratory Corp. of America Holdings(a)	3,687	885,912
LHC Group Inc.(a)	1,276	211,625
McKesson Corp.	5,931	1,836,297
Molina Healthcare Inc.(a)	2,308	723,443
Oak Street Health Inc.(a)(b)	5,520	99,857
Premier Inc., Class A	4,831	174,931
Quest Diagnostics Inc.	4,711	630,520
R1 RCM Inc.(a)	5,290	119,131
Signify Health Inc., Class A(a)	1,176	16,229
Tenet Healthcare Corp.(a)	4,174	302,657
UnitedHealth Group Inc.	37,240	18,938,402
Universal Health Services Inc., Class B	2,880	352,886

		47,259,138

Health Care Technology — 0.2%
American Well Corp., Class A(a)	7,096	22,210
Cerner Corp.	11,605	1,086,692
Doximity Inc., Class A(a)(b)	3,670	146,323
GoodRx Holdings Inc., Class A(a)	2,510	34,011
Teladoc Health Inc.(a)(b)	6,294	212,485
Veeva Systems Inc., Class A(a)	5,463	993,993

		2,495,714

Hotels, Restaurants & Leisure — 2.1%
Airbnb Inc., Class A(a)	13,671	2,094,534
Aramark	10,199	369,714
Booking Holdings Inc.(a)	1,621	3,582,912
Boyd Gaming Corp.	3,196	193,614
Caesars Entertainment Inc.(a)	8,435	559,072
Carnival Corp.(a)	32,142	556,057
Chipotle Mexican Grill Inc.(a)	1,110	1,615,727
Choice Hotels International Inc.	1,297	182,177
Churchill Downs Inc.	1,331	270,113
Cracker Barrel Old Country Store Inc.	952	105,662
Darden Restaurants Inc.	5,019	661,153
Domino’s Pizza Inc.	1,456	492,128

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
DraftKings Inc., Class A(a)	13,017	$178,072
Dutch Bros. Inc.(a)	941	44,952
Expedia Group Inc.(a)	5,948	1,039,413
Hilton Worldwide Holdings Inc.(a)	11,013	1,710,209
Hyatt Hotels Corp., Class A(a)	1,901	180,519
Las Vegas Sands Corp.(a)	13,642	483,336
Marriott International Inc./MD, Class A(a)	10,860	1,927,867
Marriott Vacations Worldwide Corp.	1,660	247,888
McDonald’s Corp.	29,518	7,354,705
MGM Resorts International	14,914	612,070
Norwegian Cruise Line Holdings Ltd.(a)	16,509	330,675
Penn National Gaming Inc.(a)	6,544	239,314
Planet Fitness Inc., Class A(a)	3,294	263,619
Royal Caribbean Cruises Ltd.(a)(b)	8,783	682,703
Scientific Games Corp./DE, Class A(a)	3,797	212,860
Starbucks Corp.	45,550	3,399,852
Texas Roadhouse Inc.	2,800	230,524
Vail Resorts Inc.	1,572	399,539
Wendy’s Co. (The)	6,638	131,167
Wyndham Hotels & Resorts Inc.	3,684	324,045
Wynn Resorts Ltd.(a)	4,155	292,844
Yum! Brands Inc.	11,444	1,339,062

		32,308,098

Household Durables — 0.4%
Cricut Inc., Class A(a)(b)	967	11,236
DR Horton Inc.	12,674	881,984
Garmin Ltd.	6,028	661,513
Helen of Troy Ltd.(a)	969	207,860
Leggett & Platt Inc.	5,439	193,792
Lennar Corp., Class A	10,351	791,748
Lennar Corp., Class B	656	42,771
Mohawk Industries Inc.(a)	2,210	311,743
Newell Brands Inc.	14,904	345,028
NVR Inc.(a)	129	564,531
PulteGroup Inc.	9,846	411,169
Tempur Sealy International Inc.	7,744	209,940
Toll Brothers Inc.	4,444	206,068
TopBuild Corp.(a)	1,302	235,844
Whirlpool Corp.	2,301	417,677

		5,492,904

Household Products — 1.4%
Church & Dwight Co. Inc.	9,605	937,064
Clorox Co. (The)	4,853	696,260
Colgate-Palmolive Co.	33,328	2,567,922
Energizer Holdings Inc.	2,355	71,333
Kimberly-Clark Corp.	13,308	1,847,549
Procter & Gamble Co. (The)	94,794	15,219,177
Reynolds Consumer Products Inc.	2,388	70,661

		21,409,966

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	26,246	535,943
Clearway Energy Inc., Class A	1,368	38,879
Clearway Energy Inc., Class C	3,227	98,520
Vistra Corp.	18,809	470,601

		1,143,943

Industrial Conglomerates — 0.8%
3M Co.	22,613	3,261,247
General Electric Co.	43,541	3,245,981

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2022	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates (continued)
Honeywell International Inc.	27,092	$5,242,573

		11,749,801

Insurance — 2.3%
Aflac Inc.	23,700	1,357,536
Alleghany Corp.(a)	544	455,056
Allstate Corp. (The)	11,111	1,405,986
American Financial Group Inc./OH	2,613	361,848
American International Group Inc.	32,738	1,915,500
Aon PLC, Class A	8,507	2,449,931
Arch Capital Group Ltd.(a)	15,227	695,417
Arthur J Gallagher & Co.	8,213	1,383,808
Assurant Inc.	2,226	404,865
Axis Capital Holdings Ltd.	2,943	168,722
Brighthouse Financial Inc.(a)	3,097	159,062
Brown & Brown Inc.	9,231	572,137
Chubb Ltd.	17,059	3,521,831
Cincinnati Financial Corp.	5,972	732,526
CNA Financial Corp.	1,073	50,903
Enstar Group Ltd.(a)	513	120,940
Erie Indemnity Co., Class A, NVS	1,006	161,242
Everest Re Group Ltd.	1,538	422,504
Fidelity National Financial Inc.	11,275	448,971
First American Financial Corp.	4,224	246,301
Globe Life Inc.	3,646	357,600
Hanover Insurance Group Inc. (The)	1,447	212,449
Hartford Financial Services Group Inc. (The)	13,176	921,398
Kemper Corp.	2,387	110,184
Lincoln National Corp.	6,696	402,764
Loews Corp.	7,764	487,890
Markel Corp.(a)	545	737,538
Marsh & McLennan Companies Inc.	19,912	3,219,770
Mercury General Corp.	1,071	54,011
MetLife Inc.	27,785	1,824,919
Old Republic International Corp.	11,049	243,188
Primerica Inc.	1,597	206,907
Principal Financial Group Inc.	9,620	655,507
Progressive Corp. (The)	23,100	2,480,016
Prudential Financial Inc.	14,906	1,617,450
Reinsurance Group of America Inc.	2,587	277,637
RenaissanceRe Holdings Ltd.	1,742	250,012
RLI Corp.	1,645	188,813
Ryan Specialty Group Holdings Inc., Class A(a)(b)	2,285	84,522
Selective Insurance Group Inc.	2,393	197,087
Travelers Companies Inc. (The)	9,551	1,633,794
Unum Group	8,221	250,905
W R Berkley Corp.	8,153	542,093
White Mountains Insurance Group Ltd.	113	118,426
Willis Towers Watson PLC	4,834	1,038,633

		35,148,599

Interactive Media & Services — 4.9%
Alphabet Inc., Class A(a)	11,891	27,137,521
Alphabet Inc., Class C, NVS(a)	10,982	25,251,242
Angi Inc.(a)	2,991	13,190
Bumble Inc., Class A(a)(b)	2,735	65,613
Cargurus Inc.(a)(b)	3,457	112,975
IAC/InterActiveCorp.(a)(b)	3,334	276,322
Match Group Inc.(a)	11,158	883,156
Meta Platforms Inc, Class A(a)	91,298	18,302,510
Pinterest Inc., Class A(a)	22,624	464,244

Security	Shares	Value

Interactive Media & Services (continued)
Snap Inc., Class A, NVS(a)	42,855	$1,219,653
TripAdvisor Inc.(a)	3,858	99,035
Twitter Inc.(a)	31,534	1,545,797
Vimeo Inc.(a)	6,210	63,280
Ziff Davis Inc.(a)	1,905	168,326
ZoomInfo Technologies Inc.(a)(b)	11,886	563,396

		76,166,260

Internet & Direct Marketing Retail — 2.9%
Amazon.com Inc.(a)	17,302	43,006,370
Chewy Inc., Class A(a)(b)	3,343	97,148
ContextLogic Inc., Class A(a)(b)	12,789	21,741
DoorDash Inc., Class A(a)	6,383	519,768
eBay Inc.	24,682	1,281,489
Etsy Inc.(a)	5,002	466,136
Qurate Retail Inc., Series A(a)	14,814	62,367
Stitch Fix Inc., Class A(a)	2,838	26,961
Wayfair Inc., Class A(a)(b)	3,056	235,129

		45,717,109

IT Services — 4.6%
Accenture PLC, Class A	24,966	7,498,788
Affirm Holdings Inc.(a)(b)	6,427	184,455
Akamai Technologies Inc.(a)	6,364	714,550
Amdocs Ltd.	5,045	402,036
Automatic Data Processing Inc.	16,634	3,629,206
Block Inc.(a)	19,843	1,975,172
Broadridge Financial Solutions Inc.	4,591	661,701
Cloudflare Inc., Class A(a)(b)	10,997	947,282
Cognizant Technology Solutions Corp., Class A	20,771	1,680,374
Concentrix Corp.	1,723	271,338
DXC Technology Co.(a)	9,955	285,708
EPAM Systems Inc.(a)	2,233	591,723
Euronet Worldwide Inc.(a)	2,067	251,450
Fastly Inc., Class A(a)(b)	4,193	66,669
Fidelity National Information Services Inc.	24,001	2,379,699
Fiserv Inc.(a)	23,557	2,306,701
FleetCor Technologies Inc.(a)	3,192	796,468
Gartner Inc.(a)	3,238	940,801
Genpact Ltd.	6,823	274,762
Global Payments Inc.	11,276	1,544,586
GoDaddy Inc., Class A(a)	6,652	537,548
International Business Machines Corp.	35,420	4,682,878
Jack Henry & Associates Inc.	2,871	544,284
Kyndryl Holdings Inc.(a)(b)	7,058	83,920
LiveRamp Holdings Inc.(a)	2,739	85,785
Marqeta Inc., Class A(a)	9,102	84,649
Mastercard Inc., Class A	34,141	12,406,157
Maximus Inc.	2,549	185,771
MongoDB Inc., Class A(a)	2,654	941,984
Okta Inc.(a)	5,918	706,077
Paychex Inc.	12,656	1,603,895
PayPal Holdings Inc.(a)	45,987	4,043,637
Shift4 Payments Inc., Class A(a)(b)	2,171	113,891
Snowflake Inc., Class A(a)	9,339	1,601,078
SolarWinds Corp.	1,316	16,279
Squarespace Inc., Class A(a)(b)	1,095	21,867
SS&C Technologies Holdings Inc.	8,715	563,512
TaskUS Inc., Class A(a)	1,072	30,970
Thoughtworks Holding Inc.(a)(b)	1,450	26,839
Toast Inc.(a)(b)	2,919	54,381

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Twilio Inc., Class A(a)	6,635	$741,926
VeriSign Inc.(a)	3,847	687,420
Visa Inc., Class A	65,591	13,979,410
Western Union Co. (The)	15,789	264,624
WEX Inc.(a)	1,767	293,746

		71,705,997

Leisure Products — 0.1%
Brunswick Corp./DE	3,103	234,618
Callaway Golf Co.(a)	4,629	101,560
Hasbro Inc.	5,088	448,049
Mattel Inc.(a)	13,995	340,218
Peloton Interactive Inc., Class A(a)(b)	11,757	206,453
Polaris Inc.	2,190	207,919
YETI Holdings Inc.(a)(b)	3,456	168,895

		1,707,712

Life Sciences Tools & Services — 1.8%
10X Genomics Inc., Class A(a)(b)	3,580	170,981
Agilent Technologies Inc.	11,866	1,415,258
Avantor Inc.(a)	24,017	765,662
Azenta Inc.	2,936	220,083
Berkeley Lights Inc.(a)	1,635	8,134
Bio-Rad Laboratories Inc., Class A(a)	870	445,492
Bio-Techne Corp.	1,562	593,076
Bruker Corp.	4,010	230,535
Charles River Laboratories International Inc.(a)	1,985	479,397
Danaher Corp.	25,199	6,328,225
Illumina Inc.(a)	6,161	1,827,661
IQVIA Holdings Inc.(a)	7,578	1,651,928
Maravai LifeSciences Holdings Inc., Class A(a)	4,310	132,446
Medpace Holdings Inc.(a)	1,132	151,201
Mettler-Toledo International Inc.(a)	913	1,166,385
NeoGenomics Inc.(a)	4,853	45,861
Pacific Biosciences of California Inc.(a)	8,693	55,114
PerkinElmer Inc.	4,971	728,798
Repligen Corp.(a)	1,997	314,008
Sotera Health Co.(a)	3,912	79,727
Syneos Health Inc., Class A(a)	4,033	294,772
Thermo Fisher Scientific Inc.	15,567	8,607,306
Waters Corp.(a)	2,425	734,823
West Pharmaceutical Services Inc.	2,921	920,290

		27,367,163

Machinery — 1.6%
AGCO Corp.	2,429	309,455
Allison Transmission Holdings Inc.	3,968	148,562
Caterpillar Inc.	21,404	4,506,398
Chart Industries Inc.(a)(b)	1,417	239,218
Crane Co.	2,027	195,058
Cummins Inc.	5,594	1,058,329
Deere & Co.	11,105	4,192,693
Donaldson Co. Inc.	4,835	237,108
Dover Corp.	5,674	756,344
Esab Corp.(a)	1,706	80,182
Flowserve Corp.	5,350	174,998
Fortive Corp.	14,163	814,372
Gates Industrial Corp. PLC(a)	3,750	47,813
Graco Inc.	6,801	421,798
IDEX Corp.	2,973	564,335
Illinois Tool Works Inc.	11,329	2,233,059
Ingersoll Rand Inc.	16,011	703,844

Security	Shares	Value

Machinery (continued)
ITT Inc.	3,469	$243,593
Lincoln Electric Holdings Inc.	2,341	315,403
Middleby Corp. (The)(a)	2,144	329,940
Nikola Corp.(a)(b)	8,026	57,627
Nordson Corp.	2,108	454,675
Oshkosh Corp.	2,696	249,218
Otis Worldwide Corp.	16,865	1,228,447
PACCAR Inc.	13,693	1,137,204
Parker-Hannifin Corp.	5,100	1,381,182
Pentair PLC	6,555	332,666
RBC Bearings Inc.(a)	1,123	189,057
Snap-on Inc.	2,149	456,641
Stanley Black & Decker Inc.	6,451	775,088
Timken Co. (The)	2,660	153,322
Toro Co. (The)	4,065	325,728
Westinghouse Air Brake Technologies Corp.	7,470	671,628
Xylem Inc./NY	7,111	572,435

		25,557,420

Marine — 0.0%
Kirby Corp.(a)	2,416	157,523

Media — 0.9%
Altice USA Inc., Class A(a)	9,230	85,654
Cable One Inc.	195	227,409
Charter Communications Inc., Class A(a)	4,719	2,022,044
Comcast Corp., Class A	179,056	7,119,267
DISH Network Corp., Class A(a)	9,965	284,102
Fox Corp., Class A, NVS	12,367	443,233
Fox Corp., Class B	5,646	187,673
Interpublic Group of Companies Inc. (The)	15,530	506,589
Liberty Broadband Corp., Class A(a)	931	100,231
Liberty Broadband Corp., Class C, NVS(a)	5,580	623,956
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	3,004	125,657
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	6,318	264,598
New York Times Co. (The), Class A	6,604	253,065
News Corp., Class A, NVS	15,608	309,975
News Corp., Class B	4,705	93,677
Nexstar Media Group Inc., Class A	1,602	253,789
Omnicom Group Inc.	8,196	623,962
Paramount Global, Class A	446	14,071
Paramount Global, Class B, NVS	23,856	694,687
Sirius XM Holdings Inc.(b)	36,814	220,884
TEGNA Inc.	8,548	188,483

		14,643,006

Metals & Mining — 0.6%
Alcoa Corp.	7,385	500,703
Cleveland-Cliffs Inc.(a)	18,932	482,577
Commercial Metals Co.	4,651	190,691
Freeport-McMoRan Inc.	57,949	2,349,832
MP Materials Corp.(a)(b)	2,950	112,218
Newmont Corp.	31,579	2,300,530
Nucor Corp.	10,771	1,667,136
Reliance Steel & Aluminum Co.	2,452	486,109
Royal Gold Inc.	2,634	343,684
Steel Dynamics Inc.	7,447	638,580
United States Steel Corp.	10,188	310,632

		9,382,692

Mortgage Real Estate Investment — 0.1%
AGNC Investment Corp.	20,744	227,769

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2022	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Annaly Capital Management Inc.	57,716	$370,537
Blackstone Mortgage Trust Inc., Class A	6,588	197,904
New Residential Investment Corp.	18,697	194,449
Starwood Property Trust Inc.	12,138	277,717

		1,268,376

Multi-Utilities — 0.8%
Ameren Corp.	10,162	944,050
Avista Corp.	2,714	110,107
Black Hills Corp.	2,465	180,537
CenterPoint Energy Inc.	24,783	758,608
CMS Energy Corp.	11,447	786,294
Consolidated Edison Inc.	13,965	1,295,114
Dominion Energy Inc.	31,952	2,608,561
DTE Energy Co.	7,604	996,428
NiSource Inc.	15,517	451,855
NorthWestern Corp.	2,111	119,673
Public Service Enterprise Group Inc.	19,979	1,391,737
Sempra Energy	12,633	2,038,461
WEC Energy Group Inc.	12,466	1,247,223

		12,928,648

Multiline Retail — 0.5%
Dollar General Corp.	9,185	2,181,713
Dollar Tree Inc.(a)	8,866	1,440,282
Kohl’s Corp.	5,511	318,977
Ollie’s Bargain Outlet Holdings Inc.(a)	2,232	107,248
Target Corp.	18,973	4,338,176

		8,386,396

Oil, Gas & Consumable Fuels — 3.7%
APA Corp.	14,324	586,281
Cheniere Energy Inc.	9,329	1,266,971
Chevron Corp.	76,246	11,945,461
ConocoPhillips	51,399	4,909,632
Continental Resources Inc./OK	2,393	132,979
Coterra Energy Inc.	32,158	925,829
Devon Energy Corp.	24,881	1,447,328
Diamondback Energy Inc.	6,725	848,897
DTE Midstream LLC(a)	3,877	208,389
EOG Resources Inc.	23,164	2,704,629
EQT Corp.(a)	11,916	473,661
Equitrans Midstream Corp.	16,480	129,533
Exxon Mobil Corp.	167,429	14,273,322
Hess Corp.	10,984	1,132,121
HF Sinclair Corp.(a)	6,105	232,112
Kinder Morgan Inc.	77,028	1,398,058
Marathon Oil Corp.	30,656	763,947
Marathon Petroleum Corp.	22,927	2,000,610
New Fortress Energy Inc.	1,634	63,367
Occidental Petroleum Corp.	35,054	1,931,125
ONEOK Inc.	17,524	1,109,795
Ovintiv Inc.	10,478	536,369
Phillips 66	18,468	1,602,284
Pioneer Natural Resources Co.	8,966	2,084,326
Targa Resources Corp.	9,134	670,527
Texas Pacific Land Corp.	245	334,817
Valero Energy Corp.	16,164	1,801,963
Williams Companies Inc. (The)	47,884	1,641,942

		57,156,275

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	3,472	224,014

Security	Shares	Value

Paper & Forest Products (continued)
Sylvamo Corp.(a)	1,396	$62,331

		286,345

Personal Products — 0.2%
Coty Inc., Class A(a)(b)	14,150	114,756
Estee Lauder Companies Inc. (The), Class A	9,165	2,420,110
Herbalife Nutrition Ltd.(a)	4,020	106,852
Olaplex Holdings Inc.(a)(b)	2,823	41,498

		2,683,216

Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	86,289	6,494,973
Catalent Inc.(a)	7,092	642,252
Elanco Animal Health Inc.(a)(b)	18,514	468,589
Eli Lilly & Co.	31,422	9,179,309
Jazz Pharmaceuticals PLC(a)	2,412	386,451
Johnson & Johnson	104,090	18,784,081
Merck & Co. Inc.	99,782	8,849,666
Nektar Therapeutics(a)	7,338	30,306
Organon & Co.	10,159	328,440
Perrigo Co. PLC	5,093	174,690
Pfizer Inc.	222,062	10,896,582
Royalty Pharma PLC, Class A	14,006	596,376
Viatris Inc.	47,236	487,948
Zoetis Inc.	18,733	3,320,424

		60,640,087

Professional Services — 0.6%
Alight Inc., Class A(a)(b)	9,627	82,696
ASGN Inc.(a)	2,080	235,976
Booz Allen Hamilton Holding Corp.	5,343	436,149
CACI International Inc., Class A(a)	931	246,994
Clarivate PLC(a)	15,783	247,477
CoStar Group Inc.(a)	15,607	992,917
Dun & Bradstreet Holdings Inc.(a)	5,433	85,787
Equifax Inc.	4,814	979,745
FTI Consulting Inc.(a)(b)	1,374	216,694
Insperity Inc.	1,433	151,970
Jacobs Engineering Group Inc.	5,149	713,394
KBR Inc.	5,525	271,996
Leidos Holdings Inc.	5,594	579,035
ManpowerGroup Inc.	2,143	193,299
Nielsen Holdings PLC	14,050	376,680
Robert Half International Inc.	4,386	431,188
Science Applications International Corp.	2,352	195,757
TransUnion	7,643	668,915
TriNet Group Inc.(a)	1,512	134,114
Upwork Inc.(a)	4,741	99,419
Verisk Analytics Inc.	6,376	1,301,023

		8,641,225

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	13,268	1,101,775
Compass Inc., Class A(a)(b)	1,439	7,814
Howard Hughes Corp. (The)(a)(b)	1,717	172,198
Jones Lang LaSalle Inc.(a)	2,003	438,116
Opendoor Technologies Inc.(a)	15,053	105,220
Redfin Corp.(a)(b)	4,146	46,228
Zillow Group Inc., Class A(a)(b)	1,502	58,052
Zillow Group Inc., Class C, NVS(a)(b)	6,688	266,316

		2,195,719

Road & Rail — 1.1%
AMERCO	400	214,192

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
CSX Corp.	87,906	$3,018,692
Hertz Global Holdings Inc.(a)(b)	2,227	44,674
JB Hunt Transport Services Inc.	3,312	565,855
Knight-Swift Transportation Holdings Inc.	6,559	314,110
Landstar System Inc.	1,516	234,828
Lyft Inc., Class A(a)	11,920	388,592
Norfolk Southern Corp.	9,495	2,448,571
Old Dominion Freight Line Inc.	3,707	1,038,405
Saia Inc.(a)	1,041	214,404
TuSimple Holdings Inc., Class A(a)(b)	1,316	13,647
Uber Technologies Inc.(a)	65,752	2,069,873
Union Pacific Corp.	25,157	5,894,034
XPO Logistics Inc.(a)	3,884	208,920

		16,668,797

Semiconductors & Semiconductor Equipment — 5.1%
Advanced Micro Devices Inc.(a)	64,580	5,522,882
Allegro MicroSystems Inc.(a)	2,173	52,826
Amkor Technology Inc.	3,959	74,469
Analog Devices Inc.	20,803	3,211,567
Applied Materials Inc.	35,181	3,882,223
Broadcom Inc.	16,310	9,042,101
Cirrus Logic Inc.(a)	2,293	173,809
Enphase Energy Inc.(a)	5,320	858,648
Entegris Inc.	5,359	596,939
First Solar Inc.(a)	3,907	285,328
GLOBALFOUNDRIES Inc.(a)(b)	2,106	110,123
Intel Corp.	160,854	7,011,626
KLA Corp.	5,945	1,898,001
Lam Research Corp.	5,524	2,572,858
Lattice Semiconductor Corp.(a)	5,392	259,032
Marvell Technology Inc.	33,412	1,940,569
Microchip Technology Inc.	22,110	1,441,572
Micron Technology Inc.	44,258	3,017,953
MKS Instruments Inc.	2,232	254,403
Monolithic Power Systems Inc.	1,705	668,769
NVIDIA Corp.	98,847	18,333,153
NXP Semiconductors NV	10,478	1,790,690
ON Semiconductor Corp.(a)	17,140	893,165
Power Integrations Inc.	2,415	193,200
Qorvo Inc.(a)	4,261	484,816
QUALCOMM Inc.	44,520	6,218,999
Semtech Corp.(a)	2,573	153,351
Silicon Laboratories Inc.(a)	1,513	204,119
Skyworks Solutions Inc.	6,526	739,396
SolarEdge Technologies Inc.(a)	2,095	524,609
Teradyne Inc.	6,478	683,170
Texas Instruments Inc.	36,477	6,210,209
Universal Display Corp.	1,725	220,334
Wolfspeed Inc.(a)(b)	4,894	448,829

		79,973,738

Software — 9.3%
ACI Worldwide Inc.(a)	4,658	128,654
Adobe Inc.(a)	18,632	7,377,340
Alteryx Inc., Class A(a)	2,366	151,897
Anaplan Inc.(a)	5,817	378,047
ANSYS Inc.(a)	3,448	950,579
Appian Corp.(a)	1,564	74,759
AppLovin Corp., Class A(a)(b)	1,403	53,524
Asana Inc., Class A(a)(b)	3,085	82,678

Security	Shares	Value

Software (continued)
Aspen Technology Inc.(a)	2,620	$415,375
Autodesk Inc.(a)	8,691	1,645,032
Avalara Inc.(a)	3,384	257,421
Bentley Systems Inc., Class B	7,257	307,624
Bill.com Holdings Inc.(a)	3,676	627,530
Black Knight Inc.(a)	6,114	402,240
Blackbaud Inc.(a)	1,855	107,609
Blackline Inc.(a)(b)	2,100	140,805
Cadence Design Systems Inc.(a)	10,936	1,649,696
CCC Intelligent Solutions Holdings Inc.(a)(b)	2,360	21,783
CDK Global Inc.	4,605	250,558
Ceridian HCM Holding Inc.(a)	5,504	308,940
Citrix Systems Inc.	4,875	487,988
Clear Secure Inc., Class A(a)(b)	681	20,716
Confluent Inc., Class A(a)	2,395	74,820
Consensus Cloud Solutions Inc.(a)	635	33,477
Coupa Software Inc.(a)(b)	2,893	249,666
Crowdstrike Holdings Inc., Class A(a)	8,245	1,638,776
Datadog Inc., Class A(a)	10,133	1,223,864
Digital Turbine Inc.(a)	3,456	109,382
DocuSign Inc.(a)	7,758	628,398
Dolby Laboratories Inc., Class A	2,577	199,640
Dropbox Inc., Class A(a)	11,291	245,579
Duck Creek Technologies Inc.(a)	2,966	47,248
Dynatrace Inc.(a)	7,752	297,367
Elastic NV(a)	2,821	214,791
Fair Isaac Corp.(a)(b)	1,040	388,450
Five9 Inc.(a)	2,629	289,453
Fortinet Inc.(a)	5,357	1,548,227
Gitlab Inc.(a)(b)	448	21,473
Guidewire Software Inc.(a)	3,242	281,859
HubSpot Inc.(a)	1,762	668,556
Informatica Inc.(a)(b)	1,206	23,469
Intuit Inc.	11,205	4,692,094
Mandiant Inc.(a)	9,707	213,360
Manhattan Associates Inc.(a)	2,540	331,597
Matterport Inc.(a)(b)	7,223	41,460
Microsoft Corp.	296,417	82,261,646
MicroStrategy Inc., Class A(a)(b)	378	133,876
nCino Inc.(a)	2,225	83,415
NCR Corp.(a)	5,192	181,876
New Relic Inc.(a)	2,303	145,711
NortonLifeLock Inc.	23,170	580,177
Nutanix Inc., Class A(a)(b)	8,671	217,035
Oracle Corp.	62,392	4,579,573
Palantir Technologies Inc., Class A(a)	63,119	656,438
Palo Alto Networks Inc.(a)	3,908	2,193,482
Paycom Software Inc.(a)	1,900	534,793
Paylocity Holding Corp.(a)	1,586	300,753
Pegasystems Inc.	1,591	121,855
Procore Technologies Inc.(a)	364	20,191
PTC Inc.(a)	4,104	468,718
Q2 Holdings Inc.(a)	2,232	115,461
Qualtrics International Inc., Class A(a)	3,637	67,430
Rapid7 Inc.(a)	2,205	210,622
RingCentral Inc., Class A(a)	3,235	274,490
Roper Technologies Inc.	4,170	1,959,566
salesforce.com Inc.(a)	38,909	6,845,649
SentinelOne Inc., Class A(a)(b)	5,326	177,196
ServiceNow Inc.(a)(b)	7,925	3,788,942

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2022	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Smartsheet Inc., Class A(a)	5,007	$241,988
Splunk Inc.(a)	6,287	767,140
Synopsys Inc.(a)	6,093	1,747,411
Trade Desk Inc. (The), Class A(a)	17,358	1,022,733
Tyler Technologies Inc.(a)	1,612	636,273
UiPath Inc., Class A(a)	10,703	190,834
Unity Software Inc.(a)	6,488	430,868
Varonis Systems Inc.(a)(b)	4,225	182,520
Verint Systems Inc.(a)(b)	2,521	137,546
VMware Inc., Class A	7,979	862,051
Workday Inc., Class A(a)	7,643	1,579,808
Workiva Inc.(a)	1,856	179,123
Zendesk Inc.(a)(b)	4,820	588,233
Zoom Video Communications Inc., Class A(a)	8,688	865,064
Zscaler Inc.(a)	3,166	641,875

		145,296,163

Specialty Retail — 2.1%
Advance Auto Parts Inc.	2,469	492,887
American Eagle Outfitters Inc.	6,031	91,128
AutoNation Inc.(a)(b)	1,583	183,486
AutoZone Inc.(a)	817	1,597,619
Bath & Body Works Inc.	10,373	548,628
Best Buy Co. Inc.	8,553	769,171
Burlington Stores Inc.(a)(b)	2,627	534,752
CarMax Inc.(a)(b)	6,397	548,735
Carvana Co., Class A(a)	3,929	227,725
Dick’s Sporting Goods Inc.	2,573	248,089
Five Below Inc.(a)	2,249	353,318
Floor & Decor Holdings Inc., Class A(a)(b)	4,193	334,266
Foot Locker Inc.	3,559	104,314
GameStop Corp., Class A(a)(b)	2,458	307,422
Gap Inc. (The)	8,529	105,930
Home Depot Inc. (The)	41,304	12,407,722
Lithia Motors Inc.	1,193	337,774
Lowe’s Companies Inc.	26,603	5,260,211
Murphy USA Inc.	893	208,605
National Vision Holdings Inc.(a)	3,160	118,974
O’Reilly Automotive Inc.(a)	2,675	1,622,521
Penske Automotive Group Inc.	1,187	124,421
Petco Health & Wellness Co. Inc.(a)(b)	2,907	55,989
RH(a)	681	228,898
Ross Stores Inc.	13,925	1,389,297
TJX Companies Inc. (The)	47,122	2,887,636
Tractor Supply Co.	4,518	910,151
Ulta Beauty, Inc.(a)	2,149	852,723
Victoria’s Secret & Co.(a)	2,967	139,805
Williams-Sonoma Inc.	2,852	372,129

		33,364,326

Technology Hardware, Storage & Peripherals — 6.5%
Apple Inc.	612,988	96,637,558
Dell Technologies Inc., Class C	11,464	538,923
Hewlett Packard Enterprise Co.	50,998	785,879
HP Inc.	42,874	1,570,475
NetApp Inc.	8,727	639,253
Pure Storage Inc., Class A(a)	10,643	311,840
Seagate Technology Holdings PLC	7,896	647,788
Western Digital Corp.(a)	12,280	651,699
Xerox Holdings Corp.	4,588	79,831

		101,863,246

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.(a)	6,007	$286,534
Carter’s Inc.	1,759	148,178
Columbia Sportswear Co.	1,382	113,545
Crocs Inc.(a)	2,316	153,852
Deckers Outdoor Corp.(a)	1,076	285,947
Hanesbrands Inc.	13,445	178,281
Levi Strauss & Co., Class A	3,903	70,683
Lululemon Athletica Inc.(a)	4,671	1,656,477
Nike Inc., Class B	50,488	6,295,854
PVH Corp.	2,795	203,420
Ralph Lauren Corp.	1,809	188,751
Skechers U.S.A. Inc., Class A(a)	5,437	208,237
Tapestry Inc.	10,454	344,146
Under Armour Inc., Class A(a)	7,587	116,536
Under Armour Inc., Class C, NVS(a)	8,916	126,518
VF Corp.	12,715	661,180

		11,038,139

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.	4,487	181,858
MGIC Investment Corp.	13,174	172,052
New York Community Bancorp. Inc.	18,613	171,984
Radian Group Inc.	7,210	154,222
Rocket Companies Inc., Class A(b)	5,472	48,427
TFS Financial Corp.	2,105	31,554
UWM Holdings Corp.	2,150	7,977

		768,074

Tobacco — 0.7%
Altria Group Inc.	72,194	4,011,821
Philip Morris International Inc.	61,350	6,135,000

		10,146,821

Trading Companies & Distributors — 0.3%
Air Lease Corp.	4,192	168,854
Applied Industrial Technologies Inc.	1,438	150,544
Core & Main Inc., Class A(a)	2,248	53,412
Fastenal Co.	22,663	1,253,490
MSC Industrial Direct Co. Inc., Class A	1,837	152,214
SiteOne Landscape Supply Inc.(a)(b)	1,732	244,264
United Rentals Inc.(a)	2,861	905,564
Univar Solutions Inc.(a)	6,830	198,890
Watsco Inc.	1,274	339,878
WW Grainger Inc.	1,725	862,552

		4,329,662

Water Utilities — 0.1%
American Water Works Co. Inc.	7,173	1,105,216
Essential Utilities Inc.	9,067	405,839

		1,511,055

Wireless Telecommunication Services — 0.2%
T-Mobile U.S. Inc.(a)	23,182	2,854,631
United States Cellular Corp.(a)	596	17,153

		2,871,784

Total Common Stocks — 99.8% (Cost: $812,592,967)		1,556,772,913

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	21,439,436	21,439,436

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	1,896,000	$1,896,000

		23,335,436

Total Short-Term Investments — 1.5% (Cost: $23,335,436)		23,335,436

Total Investments in Securities — 101.3% (Cost: $835,928,403)		1,580,108,349

Other Assets, Less Liabilities — (1.3)%		(20,682,098)

Net Assets — 100.0%		$1,559,426,251

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$16,762,800	$4,686,958(a	)	$—		$(6,135)	$(4,187)	$21,439,436	21,439,436	$77,078(b	)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,056,000	—		(2,160,000	)(a)	—	—	1,896,000	1,896,000	1,385		—
BlackRock Inc.	4,641,334	335,390		(340,061)		194,966	(1,312,182)	3,519,447	5,634	98,736		—

						$188,831	$(1,316,369)	$26,854,883		$177,199		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	12	06/17/22	$2,477	$(162,003)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$162,003

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2022	iShares® Dow Jones U.S. ETF

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$357,532

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(339,923)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,660,122

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,556,772,913	$—	$—	$1,556,772,913
Money Market Funds	23,335,436	—	—	23,335,436

	$1,580,108,349	$—	$—	$1,580,108,349

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(162,003)	$—	$—	$(162,003)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® U.S. Energy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Electrical Equipment — 1.0%
ChargePoint Holdings Inc., Class A(a)(b)	564,812	$7,308,667
Fluence Energy Inc., Class A(a)(b)	89,237	818,304
Plug Power Inc.(a)(b)	1,269,460	26,684,049
Shoals Technologies Group Inc., Class A(a)(b)	258,660	2,581,427

		37,392,447

Energy Equipment & Services — 8.0%
Baker Hughes Co.	1,828,976	56,734,836
Halliburton Co.	2,198,948	78,326,528
NOV Inc.	966,850	17,528,990
Schlumberger NV	3,378,346	131,789,277

		284,379,631

Oil, Gas & Consumable Fuels — 88.7%
Antero Midstream Corp.	827,966	8,503,211
APA Corp.	899,340	36,809,986
Cheniere Energy Inc.	581,260	78,940,921
Chevron Corp.	3,800,340	595,399,268
ConocoPhillips	2,738,333	261,565,568
Continental Resources Inc./OK	161,035	8,948,715
Coterra Energy Inc.	1,975,189	56,865,691
Devon Energy Corp.	1,661,155	96,629,386
Diamondback Energy Inc.	448,153	56,570,353
DTE Midstream LLC(a)	239,062	12,849,583
EOG Resources Inc.	1,402,835	163,795,015
EQT Corp.(a)	755,252	30,021,267
Exxon Mobil Corp.	8,293,754	707,042,529
Hess Corp.	688,205	70,933,289
HF Sinclair Corp.(a)	371,576	14,127,320
Kinder Morgan Inc.	4,830,245	87,668,947
Marathon Oil Corp.	1,921,424	47,881,886
Marathon Petroleum Corp.	1,502,028	131,066,963
New Fortress Energy Inc.	66,139	2,564,870
Occidental Petroleum Corp.	2,059,147	113,438,408
ONEOK Inc.	1,100,888	69,719,237
Phillips 66	1,156,453	100,333,862
Pioneer Natural Resources Co.	525,287	122,113,469

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Targa Resources Corp.	559,014	$41,037,218
Texas Pacific Land Corp.	14,592	19,941,427
Valero Energy Corp.	1,013,319	112,964,802
Williams Companies Inc. (The)	2,996,769	102,759,209

		3,150,492,400

Semiconductors & Semiconductor Equipment — 2.0%
Enphase Energy Inc.(a)	322,962	52,126,067
First Solar Inc.(a)(b)	263,022	19,208,496

		71,334,563

Total Common Stocks — 99.7% (Cost: $2,649,216,860)		3,543,599,041

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	31,791,528	31,791,528
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	7,030,000	7,030,000

		38,821,528

Total Short-Term Investments — 1.1% (Cost: $38,814,083)		38,821,528

Total Investments in Securities — 100.8% (Cost: $2,688,030,943)		3,582,420,569

Other Assets, Less Liabilities — (0.8)%		(29,639,605)

Net Assets — 100.0%		$3,552,780,964

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$31,801,555(a	)	$—	$(17,472)	$7,445	$31,791,528	31,791,528	$40,000	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,640,000	3,390,000(a	)	—	—	—	7,030,000	7,030,000	4,718		—

					$(17,472)	$7,445	$38,821,528		$44,718		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Energy ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-mini Energy Select Sector Index	113	06/17/22	$8,860	$(131,633)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$131,633

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$5,046,821

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(73,025)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,556,652

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,543,599,041	$—	$—	$3,543,599,041
Money Market Funds	38,821,528	—	—	38,821,528

	$3,582,420,569	$—	$—	$3,582,420,569

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(131,633)	$—	$—	$(131,633)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® U.S.Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 16.1%
AbbVie Inc.	978,867	$143,775,985
Alnylam Pharmaceuticals Inc.(a)	66,331	8,850,545
Amgen Inc.	309,243	72,112,375
Biogen Inc.(a)	80,978	16,798,076
BioMarin Pharmaceutical Inc.(a)	100,944	8,211,794
CureVac NV(a)(b)	29,274	500,293
Exact Sciences Corp.(a)(b)	95,843	5,276,157
Exelixis Inc.(a)	171,927	3,840,849
Gilead Sciences Inc.	695,518	41,272,038
Horizon Therapeutics PLC(a)	120,731	11,899,247
Incyte Corp.(a)	102,357	7,672,681
Ionis Pharmaceuticals Inc.(a)	77,319	2,842,247
Iovance Biotherapeutics Inc.(a)	82,858	1,255,299
Mirati Therapeutics Inc.(a)	23,249	1,436,556
Moderna Inc.(a)	187,418	25,190,853
Natera Inc.(a)	45,985	1,614,993
Neurocrine Biosciences Inc.(a)	51,903	4,672,827
Novavax Inc.(a)(b)	41,643	1,876,850
Regeneron Pharmaceuticals Inc.(a)	56,603	37,307,603
Sage Therapeutics Inc.(a)	28,309	892,300
Sarepta Therapeutics Inc.(a)	46,015	3,327,805
Seagen Inc.(a)	74,657	9,780,814
Ultragenyx Pharmaceutical Inc.(a)	35,964	2,542,295
United Therapeutics Corp.(a)	24,459	4,342,940
Vertex Pharmaceuticals Inc.(a)	140,953	38,511,179

		455,804,601

Health Care Equipment & Supplies — 20.6%
Abbott Laboratories	962,354	109,227,179
ABIOMED Inc.(a)	24,536	7,031,527
Align Technology Inc.(a)(b)	43,582	12,634,858
Baxter International Inc.	278,398	19,782,962
Becton Dickinson and Co.	158,098	39,080,245
Boston Scientific Corp.(a)	785,785	33,089,406
Cooper Companies Inc. (The)	26,783	9,669,734
DENTSPLY SIRONA Inc.	120,412	4,815,276
Dexcom Inc.(a)	53,365	21,803,872
Edwards Lifesciences Corp.(a)(b)	342,256	36,203,840
Embecta Corp.(a)	31,466	957,510
Enovis Corp.(a)(b)	25,640	1,663,267
Envista Holdings Corp.(a)	89,253	3,536,204
Globus Medical Inc., Class A(a)(b)	43,283	2,866,200
Hologic Inc.(a)(b)	136,828	9,850,248
ICU Medical Inc.(a)(b)	10,971	2,347,684
IDEXX Laboratories Inc.(a)	46,843	20,164,975
Insulet Corp.(a)	36,583	8,742,971
Integra LifeSciences Holdings Corp.(a)	40,115	2,453,433
Intuitive Surgical Inc.(a)	196,286	46,971,240
Masimo Corp.(a)	27,696	3,128,817
Medtronic PLC	743,868	77,630,064
Novocure Ltd.(a)(b)	56,552	4,330,752
Penumbra Inc.(a)	19,108	3,297,276
Quidel Corp.(a)(b)	20,256	2,038,159
ResMed Inc.	79,643	15,926,211
STERIS PLC	47,203	10,575,832
Stryker Corp.	193,144	46,597,921
Tandem Diabetes Care Inc.(a)(b)	34,199	3,299,520
Teleflex Inc.	25,905	7,398,986
Zimmer Biomet Holdings Inc.	115,554	13,953,146

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Zimvie Inc.(a)	11,540	$259,650

		581,328,965

Health Care Providers & Services — 19.1%
Acadia Healthcare Co. Inc.(a)	49,190	3,339,017
agilon health Inc.(a)(b)	92,204	1,638,465
Amedisys Inc.(a)	17,677	2,256,469
Anthem Inc.	135,693	68,108,388
Cardinal Health Inc.	153,312	8,899,762
Centene Corp.(a)	320,340	25,803,387
Chemed Corp.	8,313	4,084,925
Cigna Corp.	180,286	44,490,979
DaVita Inc.(a)	35,231	3,817,983
Encompass Health Corp.	54,203	3,730,793
Guardant Health Inc.(a)(b)	49,788	3,071,920
HCA Healthcare Inc.	135,578	29,088,260
Henry Schein Inc.(a)(b)	76,683	6,218,991
Humana Inc.	71,424	31,752,253
Laboratory Corp. of America Holdings(a)	51,544	12,384,992
Molina Healthcare Inc.(a)(b)	31,914	10,003,443
Oak Street Health Inc.(a)(b)	54,033	977,457
Premier Inc., Class A	65,686	2,378,490
Quest Diagnostics Inc.	67,464	9,029,382
Signify Health Inc., Class A(a)	34,731	479,288
UnitedHealth Group Inc.	521,232	265,072,534
Universal Health Services Inc., Class B	39,257	4,810,160

		541,437,338

Health Care Technology — 1.2%
Cerner Corp.	161,798	15,150,765
Certara Inc.(a)(b)	63,147	1,158,747
Definitive Healthcare Corp.(a)(b)	11,182	264,454
Teladoc Health Inc.(a)(b)	83,864	2,831,249
Veeva Systems Inc., Class A(a)(b)	76,692	13,954,109

		33,359,324

Life Sciences Tools & Services — 12.5%
10X Genomics Inc., Class A(a)(b)	46,695	2,230,153
Adaptive Biotechnologies Corp.(a)(b)	59,960	494,670
Agilent Technologies Inc.	166,038	19,803,352
Avantor Inc.(a)	333,253	10,624,105
Bio-Rad Laboratories Inc., Class A(a)	11,749	6,016,193
Bio-Techne Corp.	21,616	8,207,379
Bruker Corp.	56,781	3,264,340
Charles River Laboratories International Inc.(a)	27,582	6,661,329
Danaher Corp.	351,292	88,219,960
Illumina Inc.(a)	80,799	23,969,023
IQVIA Holdings Inc.(a)	105,580	23,015,384
Maravai LifeSciences Holdings Inc., Class A(a)	60,621	1,862,883
PerkinElmer Inc.	69,801	10,233,525
QIAGEN NV(a)	125,629	5,699,788
Repligen Corp.(a)	30,305	4,765,158
Sotera Health Co.(a)	54,757	1,115,948
Syneos Health Inc., Class A(a)	56,352	4,118,768
Thermo Fisher Scientific Inc.	217,681	120,360,178
West Pharmaceutical Services Inc.	40,679	12,816,326

		353,478,462

Pharmaceuticals — 30.3%
Bristol-Myers Squibb Co.	1,208,206	90,941,666
Catalent Inc.(a)	94,291	8,538,993
Elanco Animal Health Inc.(a)	246,560	6,240,434
Eli Lilly & Co.	469,637	137,195,057

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Jazz Pharmaceuticals PLC(a)	33,097	$5,302,801
Johnson & Johnson	1,459,836	263,442,005
Merck & Co. Inc.	1,403,649	124,489,630
Nektar Therapeutics(a)	100,393	414,623
Organon & Co.	140,624	4,546,374
Perrigo Co. PLC	73,574	2,523,588
Pfizer Inc.	3,093,058	151,776,356
Royalty Pharma PLC, Class A	180,164	7,671,383
Viatris Inc.	669,141	6,912,226
Zoetis Inc.	263,038	46,623,485

		856,618,621

Total Common Stocks — 99.8% (Cost: $2,467,352,449)		2,822,027,311

Short-Term Investments

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	40,415,625	40,415,625

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	2,957,000	$2,957,000

		43,372,625

Total Short-Term Investments — 1.6% (Cost: $43,357,061)		43,372,625

Total Investments in Securities — 101.4% (Cost: $2,510,709,510)		2,865,399,936

Other Assets, Less Liabilities — (1.4)%		(38,617,514)

Net Assets — 100.0%		$2,826,782,422

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$33,909,140	$6,520,286	(a)	$—	$(17,553)	$3,752	$40,415,625	40,415,625	$67,960	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,827,000	130,000	(a)	—	—	—	2,957,000	2,957,000	1,672		—

					$(17,553)	$3,752	$43,372,625		$69,632		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Health Care Sector index	34	06/17/22	$4,469	$(161,781)

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Healthcare ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$161,781

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$843,216

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(369,506)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,931,914

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,822,027,311	$—	$—	$2,822,027,311
Money Market Funds	43,372,625	—	—	43,372,625

	$2,865,399,936	$—	$—	$2,865,399,936

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(161,781)	$—	$—	$(161,781)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments April 30, 2022	iShares® U.S.Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communications Equipment — 0.1%
F5 Inc.(a)	53,872	$9,018,712

Electrical Equipment — 0.1%
Vertiv Holdings Co.	287,415	3,601,310

Electronic Equipment, Instruments & Components — 1.5%
Amphenol Corp., Class A	521,471	37,285,177
Arrow Electronics Inc.(a)	60,228	7,098,472
Avnet Inc.	88,712	3,873,166
CDW Corp./DE	121,206	19,778,395
Corning Inc.	678,723	23,884,262
IPG Photonics Corp.(a)	32,359	3,057,278
Jabil Inc.	124,011	7,159,155
National Instruments Corp.	118,615	4,286,746
TD SYNNEX Corp.	37,209	3,724,249

		110,146,900

Entertainment — 0.0%
Skillz Inc., Class A(a)(b)	280,075	574,154

Health Care Technology — 0.1%
Change Healthcare Inc.(a)	223,725	5,270,961

Interactive Media & Services — 15.8%
Alphabet Inc., Class A(a)	176,103	401,900,506
Alphabet Inc., Class C, NVS(a)	161,916	372,298,316
IAC/InterActiveCorp.(a)	68,364	5,666,008
Match Group Inc.(a)	252,867	20,014,423
Meta Platforms Inc, Class A(a)	1,580,061	316,754,829
Pinterest Inc., Class A(a)	508,953	10,443,715
Twitter Inc.(a)	695,796	34,107,920
Vimeo Inc.(a)(b)	129,715	1,321,796

		1,162,507,513

Internet & Direct Marketing Retail — 0.2%
DoorDash Inc., Class A(a)	131,075	10,673,437

IT Services — 5.1%
Akamai Technologies Inc.(a)	143,803	16,146,201
Amdocs Ltd.	109,977	8,764,067
Cloudflare Inc., Class A(a)(b)	234,377	20,189,235
Cognizant Technology Solutions Corp., Class A	470,600	38,071,540
Concentrix Corp.	37,671	5,932,429
DXC Technology Co.(a)	217,944	6,254,993
EPAM Systems Inc.(a)	48,161	12,762,183
Fastly Inc., Class A(a)(b)	95,805	1,523,299
Gartner Inc.(a)	71,552	20,789,434
Globant SA(a)	36,156	7,809,334
GoDaddy Inc., Class A(a)	150,148	12,133,460
International Business Machines Corp.	799,561	105,709,960
Kyndryl Holdings Inc.(a)	200,584	2,384,944
MongoDB Inc., Class A(a)(b)	56,780	20,152,925
Okta Inc.(a)	112,764	13,453,873
Snowflake Inc., Class A(a)	180,795	30,995,495
SolarWinds Corp.	28,879	357,233
SS&C Technologies Holdings Inc.	200,500	12,964,330
Switch Inc., Class A	102,480	3,060,053
Thoughtworks Holding Inc.(a)(b)	36,338	672,616
Twilio Inc., Class A(a)	149,008	16,662,075
VeriSign Inc.(a)	87,014	15,548,532

Security	Shares	Value

IT Services (continued)
Wix.com Ltd.(a)	47,693	$3,598,914

		375,937,125

Life Sciences Tools & Services — 0.1%
Azenta Inc.	65,468	4,907,481

Professional Services — 0.4%
CACI International Inc., Class A(a)	20,775	5,511,607
Clarivate PLC(a)(b)	416,242	6,526,675
Dun & Bradstreet Holdings Inc.(a)	143,226	2,261,539
Leidos Holdings Inc.	126,279	13,071,139
Science Applications International Corp.	50,863	4,233,327

		31,604,287

Semiconductors & Semiconductor Equipment — 22.0%
Advanced Micro Devices Inc.(a)	1,461,769	125,010,485
Allegro MicroSystems Inc.(a)	33,910	824,352
Analog Devices Inc.	469,117	72,422,282
Applied Materials Inc.	793,053	87,513,399
Broadcom Inc.	359,565	199,339,240
Cirrus Logic Inc.(a)	50,903	3,858,447
Entegris Inc.	120,371	13,408,126
GLOBALFOUNDRIES Inc.(a)(b)	46,829	2,448,688
Intel Corp.	3,616,544	157,645,153
KLA Corp.	135,526	43,268,031
Lam Research Corp.	125,769	58,578,169
Marvell Technology Inc.	753,502	43,763,396
Microchip Technology Inc.	486,469	31,717,779
Micron Technology Inc.	1,002,309	68,347,451
Monolithic Power Systems Inc.	40,538	15,900,625
NVIDIA Corp.	1,546,823	286,889,262
NXP Semiconductors NV	237,221	40,541,069
ON Semiconductor Corp.(a)(b)	378,776	19,738,017
Qorvo Inc.(a)	96,774	11,010,946
QUALCOMM Inc.	1,009,323	140,992,330
Skyworks Solutions Inc.	147,567	16,719,341
Teradyne Inc.	145,759	15,371,744
Texas Instruments Inc.	826,402	140,694,941
Universal Display Corp.	38,689	4,941,746
Wolfspeed Inc.(a)(b)	103,152	9,460,070

		1,610,405,089

Software — 34.5%
Adobe Inc.(a)	421,580	166,924,601
Alteryx Inc., Class A(a)(b)	52,579	3,375,572
Anaplan Inc.(a)	128,280	8,336,917
ANSYS Inc.(a)	77,901	21,476,527
Aspen Technology Inc.(a)	59,814	9,482,911
Atlassian Corp. PLC, Class A(a)	124,441	27,978,070
Autodesk Inc.(a)	196,768	37,244,247
Avalara Inc.(a)	76,587	5,825,973
Bentley Systems Inc., Class B(b)	123,429	5,232,155
Black Knight Inc.(a)	135,943	8,943,690
C3.ai Inc., Class A(a)(b)	54,893	932,632
Cadence Design Systems Inc.(a)	245,370	37,014,064
CDK Global Inc.	104,529	5,687,423
Ceridian HCM Holding Inc.(a)	117,097	6,572,655
Citrix Systems Inc.	110,766	11,087,677
Coupa Software Inc.(a)	66,577	5,745,595
Crowdstrike Holdings Inc., Class A(a)	177,966	35,372,522
Datadog Inc., Class A(a)	227,006	27,417,785
Datto Holding Corp.(a)	20,492	711,072

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® U.S.Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
DocuSign Inc.(a)(b)	172,581	$13,979,061
Dolby Laboratories Inc., Class A	57,427	4,448,870
DoubleVerify Holdings Inc.(a)	52,213	1,135,633
Dropbox Inc., Class A(a)	265,669	5,778,301
Duck Creek Technologies Inc.(a)(b)	68,183	1,086,155
Dynatrace Inc.(a)	177,934	6,825,548
Elastic NV(a)(b)	67,004	5,101,684
Everbridge Inc.(a)	35,243	1,518,973
Five9 Inc.(a)	60,338	6,643,214
Fortinet Inc.(a)	119,559	34,553,746
Guidewire Software Inc.(a)(b)	75,023	6,522,500
HubSpot Inc.(a)	40,295	15,289,132
Informatica Inc.(a)(b)	28,645	557,432
Intuit Inc.	237,508	99,456,475
Jamf Holding Corp.(a)(b)	47,860	1,474,088
Mandiant Inc.(a)	209,616	4,607,360
Manhattan Associates Inc.(a)	56,578	7,386,258
Microsoft Corp.	4,290,688	1,190,751,734
N-able Inc.(a)(b)	36,490	364,900
nCino Inc.(a)(b)	50,165	1,880,686
NCR Corp.(a)	113,958	3,991,949
New Relic Inc.(a)(b)	47,062	2,977,613
NortonLifeLock Inc.	491,675	12,311,542
Nutanix Inc., Class A(a)	191,363	4,789,816
Oracle Corp.	1,442,415	105,873,261
Palantir Technologies Inc., Class A(a)(b)	1,485,072	15,444,749
Palo Alto Networks Inc.(a)(b)	86,368	48,476,631
Paycom Software Inc.(a)	43,708	12,302,491
Paycor HCM Inc.(a)(b)	42,109	1,037,145
Pegasystems Inc.	36,495	2,795,152
Procore Technologies Inc.(a)	53,249	2,953,722
PTC Inc.(a)	94,254	10,764,749
RingCentral Inc., Class A(a)	73,076	6,200,499
Roper Technologies Inc.	93,696	44,029,624
salesforce.com Inc.(a)	836,735	147,215,156
ServiceNow Inc.(a)	178,615	85,395,831
Smartsheet Inc., Class A(a)	108,679	5,252,456
Splunk Inc.(a)	141,971	17,323,301
Synopsys Inc.(a)	135,488	38,856,603
Teradata Corp.(a)	96,376	3,985,148
Tyler Technologies Inc.(a)	36,012	14,214,296
Unity Software Inc.(a)	134,795	8,951,736
VMware Inc., Class A	199,283	21,530,535
Workday Inc., Class A(a)	171,294	35,406,470

Security	Shares	Value

Software (continued)
Zendesk Inc.(a)(b)	107,820	$13,158,353
Zoom Video Communications Inc., Class A(a)	194,723	19,388,569
Zscaler Inc.(a)(b)	70,574	14,308,173

		2,533,659,408

Specialty Retail — 0.0%
Vroom Inc.(a)(b)	98,765	154,074

Technology Hardware, Storage & Peripherals — 20.1%
Apple Inc.	8,706,119	1,372,519,660
Dell Technologies Inc., Class C	242,548	11,402,182
Hewlett Packard Enterprise Co.	1,163,177	17,924,558
HP Inc.	967,208	35,428,829
NetApp Inc.	199,057	14,580,925
Pure Storage Inc., Class A(a)(b)	244,024	7,149,903
Western Digital Corp.(a)	279,241	14,819,320
Xerox Holdings Corp.	113,376	1,972,742

		1,475,798,119

Total Common Stocks — 100.0% (Cost: $6,168,803,684)		7,334,258,570

Short-Term Investments

Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	119,017,767	119,017,767
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	6,440,000	6,440,000

		125,457,767

Total Short-Term Investments — 1.7% (Cost: $125,458,863)		125,457,767

Total Investments in Securities — 101.7% (Cost: $6,294,262,547)		7,459,716,337

Other Assets, Less Liabilities — (1.7)%		(121,282,771)

Net Assets — 100.0%		$7,338,433,566

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Technology ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$117,943,012	$1,135,810	(a)	$—		$(26,008)	$(35,047)	$119,017,767	119,017,767	$189,489	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	18,110,000	—		(11,670,000	)(a)	—	—	6,440,000	6,440,000	3,882		—

						$(26,008)	$(35,047)	$125,457,767		$193,371		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini S&P Communication Services Index	7	06/17/22	$540	$(72,641)
E-Mini Technology Select Sector Index	22	06/17/22	3,131	(265,758)

				$(338,399)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$338,399

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,978,545

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(793,290)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,311,042

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Technology ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$7,334,258,570	$—	$—	$7,334,258,570
Money Market Funds	125,457,767	—	—	125,457,767

	$7,459,716,337	$—	$—	$7,459,716,337

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(338,399)	$—	$—	$(338,399)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments April 30, 2022	iShares® U.S. Transportation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 28.5%
Air Transport Services Group Inc.(a)(b)	114,759	$3,591,957
Atlas Air Worldwide Holdings Inc.(a)(b)	53,396	3,681,120
CH Robinson Worldwide Inc.	257,497	27,333,307
Expeditors International of Washington Inc.	335,581	33,246,010
FedEx Corp.	253,225	50,325,936
Forward Air Corp.	53,332	5,171,604
GXO Logistics Inc.(a)(b)	195,306	11,560,162
Hub Group Inc., Class A(a)	67,072	4,504,555
United Parcel Service Inc., Class B	1,092,294	196,591,074

		336,005,725

Airlines — 17.6%
Alaska Air Group Inc.(a)	249,424	13,566,171
Allegiant Travel Co.(a)(b)	30,041	4,662,063
American Airlines Group Inc.(a)(b)	1,283,145	24,084,632
Blade Air Mobility Inc.(a)	92,616	797,424
Delta Air Lines Inc.(a)	1,267,854	54,555,758
Frontier Group Holdings Inc.(a)(b)	59,980	636,388
Hawaiian Holdings Inc.(a)(b)	101,562	1,722,492
JetBlue Airways Corp.(a)(b)	630,143	6,937,874
Joby Aviation Inc., Class A(a)(b)	526,652	2,759,656
SkyWest Inc.(a)(b)	99,904	2,912,202
Southwest Airlines Co.(a)	1,173,424	54,822,369
Spirit Airlines Inc.(a)(b)	214,778	5,070,909
Sun Country Airlines Holdings Inc.(a)(b)	61,641	1,695,744
United Airlines Holdings Inc.(a)(b)	641,457	32,393,578
Wheels Up Experience Inc.(a)(b)	350,887	1,070,205

		207,687,465

Marine — 1.6%
Eagle Bulk Shipping Inc.	26,949	1,677,306
Genco Shipping & Trading Ltd.	70,661	1,556,662
Kirby Corp.(a)	119,119	7,766,559
Matson Inc.	83,271	7,162,971

		18,163,498

Road & Rail — 52.3%
AMERCO	19,426	10,402,235
ArcBest Corp.	49,172	3,548,252
Avis Budget Group Inc.(a)(b)	79,391	21,250,589
Bird Global Inc.(a)(b)	285,343	513,617
CSX Corp.	2,337,850	80,281,769
Daseke Inc.(a)	117,719	988,840
Heartland Express Inc.	92,343	1,274,333
Hertz Global Holdings Inc.(a)(b)	112,662	2,260,000

Security	Shares	Value

Road & Rail (continued)
JB Hunt Transport Services Inc.	166,420	$28,432,857
Knight-Swift Transportation Holdings Inc.	328,763	15,744,460
Landstar System Inc.	74,668	11,566,073
Lyft Inc., Class A(a)	592,992	19,331,539
Marten Transport Ltd.	118,567	2,060,694
Norfolk Southern Corp.	208,042	53,649,871
Old Dominion Freight Line Inc.	178,833	50,094,700
Ryder System Inc.	106,404	7,437,640
Saia Inc.(a)	52,171	10,745,139
Schneider National Inc., Class B	69,428	1,640,584
TuSimple Holdings Inc., Class A(a)(b)	67,466	699,622
Uber Technologies Inc.(a)	1,742,234	54,845,526
Union Pacific Corp.	954,091	223,533,980
Werner Enterprises Inc.	118,419	4,692,945
XPO Logistics Inc.(a)	195,422	10,511,749
Yellow Corp.(a)	67,266	301,352

		615,808,366

Total Common Stocks — 100.0% (Cost: $1,296,669,540)		1,177,665,054

Short-Term Investments

Money Market Funds — 5.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	60,502,490	60,502,490
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	990,000	990,000

		61,492,490

Total Short-Term Investments — 5.2% (Cost: $61,474,083)		61,492,490

Total Investments in Securities — 105.2% (Cost: $1,358,143,623)		1,239,157,544

Other Assets, Less Liabilities — (5.2)%		(60,881,531)

Net Assets — 100.0%		$1,178,276,013

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Transportation ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$12,174,329	$48,348,551	(a)	$—		$(28,677)	$8,287	$60,502,490	60,502,490	$72,267	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,370,000	—		(3,380,000	)(a)	—	—	990,000	990,000	818		—

						$(28,677)	$8,287	$61,492,490		$73,085		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
XAI Industrial Index	6	06/17/22	$575	$(19,382)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$19,382

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(57,918)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(257,977)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,469,596

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Transportation ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,177,665,054	$—	$—	$1,177,665,054
Money Market Funds	61,492,490	—	—	61,492,490

	$1,239,157,544	$—	$—	$1,239,157,544

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(19,382)	$—	$—	$(19,382)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® U.S. Utilities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Commercial Services & Supplies — 9.0%
Clean Harbors Inc.(a)(b)	41,031	$4,305,383
Republic Services Inc.	170,218	22,855,171
Stericycle Inc.(a)	74,134	3,720,785
Waste Management Inc.	342,181	56,268,244

		87,149,583

Electric Utilities — 56.1%
Alliant Energy Corp.	202,667	11,918,846
American Electric Power Co. Inc.	405,654	40,204,368
Avangrid Inc.	46,169	2,047,595
Constellation Energy Corp.	263,742	15,616,164
Duke Energy Corp.	623,874	68,725,960
Edison International	302,112	20,782,284
Entergy Corp.	162,359	19,296,367
Evergy Inc.	185,249	12,569,145
Eversource Energy.	278,102	24,306,115
Exelon Corp.	791,226	37,013,552
FirstEnergy Corp.	440,713	19,087,280
Hawaiian Electric Industries Inc.	85,225	3,503,600
IDACORP Inc.	40,780	4,289,240
NextEra Energy Inc.	1,590,188	112,935,152
NRG Energy Inc.	197,050	7,074,095
OGE Energy Corp.	161,658	6,252,931
PG&E Corp.(a)(b)	1,611,415	20,384,400
Pinnacle West Capital Corp.	91,273	6,498,637
PPL Corp.	609,164	17,245,433
Southern Co. (The)	857,643	62,942,420
Xcel Energy Inc.	436,245	31,959,309

		544,652,893

Electrical Equipment — 0.3%
Sunrun Inc.(a)(b)	163,621	3,269,148

Gas Utilities — 2.4%
Atmos Energy Corp.	108,584	12,313,426
National Fuel Gas Co.	70,691	4,957,560
UGI Corp.	168,444	5,777,629

		23,048,615

Independent Power and Renewable Electricity Producers — 2.5%
AES Corp. (The)	535,024	10,925,190
Brookfield Renewable Corp., Class A	103,516	3,716,224
Vistra Corp.	387,876	9,704,658

		24,346,072

Security	Shares	Value

Multi-Utilities — 26.3%
Ameren Corp.	206,205	$19,156,445
CenterPoint Energy Inc.	480,756	14,715,941
CMS Energy Corp.	234,151	16,083,832
Consolidated Edison Inc.	286,839	26,601,449
Dominion Energy Inc.	653,077	53,317,206
DTE Energy Co.	156,333	20,485,876
NiSource Inc.	317,248	9,238,262
Public Service Enterprise Group Inc.	408,622	28,464,609
Sempra Energy	259,162	41,818,380
WEC Energy Group Inc.	255,686	25,581,384

		255,463,384

Water Utilities — 3.2%
American Water Works Co. Inc.	147,105	22,665,938
Essential Utilities Inc.	186,727	8,357,901

		31,023,839

Total Common Stocks — 99.8% (Cost: $888,713,919)		968,953,534

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	460,950	460,950
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	1,712,000	1,712,000

		2,172,950

Total Short-Term Investments — 0.2% (Cost: $2,172,950)		2,172,950

Total Investments in Securities — 100.0% (Cost: $890,886,869)		971,126,484

Other Assets, Less Liabilities — (0.0)%		(136,263)

Net Assets — 100.0%		$970,990,221

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Utilities ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$465,031	(a)	$—	$(4,081)	$—	$460,950	460,950	$4,661	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	902,000	810,000	(a)	—	—	—	1,712,000	1,712,000	916		—

					$(4,081)	$—	$2,172,950		$5,577		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Utilities Select Sector Index	27	06/17/22	$1,936	$(10,936)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$10,936

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$583,210

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(50,668)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,967,672

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Utilities ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$968,953,534	$—	$—	$968,953,534
Money Market Funds	2,172,950	—	—	2,172,950

	$971,126,484	$—	$—	$971,126,484

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(10,936)	$—	$—	$(10,936)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	45

Statements of Assets and Liabilities

April 30, 2022

	iShares Dow Jones U.S. ETF	iShares U.S. Energy ETF	iShares U.S. Healthcare ETF	iShares U.S. Technology ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,553,253,466	$3,543,599,041	$2,822,027,311	$7,334,258,570
Affiliated(c)	26,854,883	38,821,528	43,372,625	125,457,767
Cash	69,647	199,711	66,861	234,981
Cash pledged:
Futures contracts	136,000	450,000	223,999	259,000
Receivables:
Securities lending income — Affiliated	10,563	9,637	10,333	15,958
Capital shares sold	—	11,185	—	400
Dividends	1,167,063	2,861,587	2,567,758	40,131

Total assets	1,581,491,622	3,585,952,689	2,868,268,887	7,460,266,807

LIABILITIES
Collateral on securities loaned, at value	21,443,975	31,801,416	40,407,155	119,064,450
Payables:
Investments purchased	254,586	—	—	—
Variation margin on futures contracts	93,623	198,772	119,337	157,806
Capital shares redeemed	—	—	—	11,189
Investment advisory fees	273,187	1,171,537	959,973	2,599,796

Total liabilities	22,065,371	33,171,725	41,486,465	121,833,241

NET ASSETS	$1,559,426,251	$3,552,780,964	$2,826,782,422	$7,338,433,566

NET ASSETS CONSIST OF:
Paid-in capital	$848,019,814	$3,050,351,777	$2,563,591,500	$6,278,388,184
Accumulated earnings	711,406,437	502,429,187	263,190,922	1,060,045,382

NET ASSETS	$1,559,426,251	$3,552,780,964	$2,826,782,422	$7,338,433,566

Shares outstanding	15,400,000	89,000,000	10,350,000	81,900,000

Net asset value	$101.26	$39.92	$273.12	$89.60

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$20,149,845	$29,998,184	$37,191,715	$111,212,775
(b) Investments, at cost — Unaffiliated	$810,480,101	$2,649,216,860	$2,467,352,449	$6,168,803,684
(c) Investments, at cost — Affiliated	$25,448,302	$38,814,083	$43,357,061	$125,458,863

See notes to financial statements.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

April 30, 2022

	iShares U.S. Transportation ETF	iShares U.S. Utilities ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,177,665,054	$968,953,534
Affiliated(c)	61,492,490	2,172,950
Cash	13,276	27,903
Cash pledged:
Futures contracts	31,000	93,000
Receivables:
Securities lending income — Affiliated	13,644	605
Capital shares sold	13,114	—
Dividends	14,968	595,126

Total assets	1,239,243,546	971,843,118

LIABILITIES
Collateral on securities loaned, at value	60,543,821	460,950
Payables:
Variation margin on futures contracts	15,115	57,405
Capital shares redeemed	—	9,313
Investment advisory fees	408,597	325,229

Total liabilities	60,967,533	852,897

NET ASSETS	$1,178,276,013	$970,990,221

NET ASSETS CONSIST OF:
Paid-in capital	$1,379,005,849	$954,136,739
Accumulated earnings (loss)	(200,729,836)	16,853,482

NET ASSETS	$1,178,276,013	$970,990,221

Shares outstanding	4,850,000	11,100,000

Net asset value	$242.94	$87.48

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$57,645,587	$440,226
(b) Investments, at cost — Unaffiliated	$1,296,669,540	$888,713,919
(c) Investments, at cost — Affiliated	$61,474,083	$2,172,950

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Operations

Year Ended April 30, 2022

	iShares Dow Jones U.S. ETF	iShares U.S. Energy ETF	iShares U.S. Healthcare ETF	iShares U.S. Technology ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$22,294,419	$99,715,906	$41,050,840	$53,810,069
Dividends — Affiliated	102,003	6,786	5,744	20,347
Securities lending income — Affiliated — net	75,196	37,932	63,888	173,024
Foreign taxes withheld	(4,743)	—	—	(84,330)

Total investment income	22,466,875	99,760,624	41,120,472	53,919,110

EXPENSES
Investment advisory fees	3,429,146	10,339,924	11,335,400	33,170,847
Professional fees	217	217	217	217

Total expenses	3,429,363	10,340,141	11,335,617	33,171,064

Net investment income	19,037,512	89,420,483	29,784,855	20,748,046

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	3,441,645	(173,008,628)	5,543,357	(17,794,697)
Investments — Affiliated	(8,023)	(17,472)	(17,553)	(26,008)
In-kind redemptions — Unaffiliated	69,043,479	210,585,893	240,376,680	1,692,957,248
In-kind redemptions — Affiliated	196,854	—	—	—
Futures contracts	357,532	5,046,821	843,216	1,978,545

Net realized gain	73,031,487	42,606,614	246,745,700	1,677,115,088

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(133,809,567)	1,040,656,200	(174,743,583)	(2,049,951,696)
Investments — Affiliated	(1,316,369)	7,445	3,752	(35,047)
Futures contracts	(339,923)	(73,025)	(369,506)	(793,290)

Net change in unrealized appreciation (depreciation)	(135,465,859)	1,040,590,620	(175,109,337)	(2,050,780,033)

Net realized and unrealized gain (loss)	(62,434,372)	1,083,197,234	71,636,363	(373,664,945)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(43,396,860)	$1,172,617,717	$101,421,218	$(352,916,899)

See notes to financial statements.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended April 30, 2022

	iShares U.S. Transportation ETF	iShares U.S. Utilities ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$20,468,659	$23,372,972
Dividends — Affiliated	2,491	916
Securities lending income — Affiliated — net	70,594	4,661
Foreign taxes withheld	—	(8,963)

Total investment income	20,541,744	23,369,586

EXPENSES
Investment advisory fees	6,764,193	3,323,233
Professional fees	217	217

Total expenses	6,764,410	3,323,450

Net investment income	13,777,334	20,046,136

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(47,127,536)	(13,960,124)
Investments — Affiliated	(28,677)	(4,081)
In-kind redemptions — Unaffiliated	381,595,902	9,000,408
Futures contracts	(57,918)	583,210

Net realized gain (loss)	334,381,771	(4,380,587)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(518,715,898)	55,776,512
Investments — Affiliated	8,287	—
Futures contracts	(257,977)	(50,668)

Net change in unrealized appreciation (depreciation)	(518,965,588)	55,725,844

Net realized and unrealized gain (loss)	(184,583,817)	51,345,257

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(170,806,483)	$71,391,393

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets

	iShares Dow Jones U.S. ETF		iShares U.S. Energy ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,037,512	$18,421,715	$89,420,483	$23,266,005
Net realized gain (loss)	73,031,487	56,309,736	42,606,614	(74,049,770)
Net change in unrealized appreciation (depreciation)	(135,465,859)	465,697,162	1,040,590,620	257,883,910

Net increase (decrease) in net assets resulting from operations	(43,396,860)	540,428,613	1,172,617,717	207,100,145

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(18,957,187)	(19,374,122)	(92,818,427)	(24,408,521)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	8,199,868	(65,749,746)	370,522,917	1,460,310,777

NET ASSETS
Total increase (decrease) in net assets	(54,154,179)	455,304,745	1,450,322,207	1,643,002,401
Beginning of year	1,613,580,430	1,158,275,685	2,102,458,757	459,456,356

End of year	$1,559,426,251	$1,613,580,430	$3,552,780,964	$2,102,458,757

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares U.S. Healthcare ETF		iShares U.S. Technology ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$29,784,855	$27,461,238	$20,748,046	$29,843,120
Net realized gain	246,745,700	186,575,662	1,677,115,088	910,330,362
Net change in unrealized appreciation (depreciation)	(175,109,337)	340,519,748	(2,050,780,033)	1,875,944,588

Net increase (decrease) in net assets resulting from operations	101,421,218	554,556,648	(352,916,899)	2,816,118,070

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(29,723,391)	(29,705,083)	(25,450,503)	(30,897,304)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	190,045,697	(392,745,645)	459,545,739	(390,106,288)

NET ASSETS
Total increase in net assets	261,743,524	132,105,920	81,178,337	2,395,114,478
Beginning of year	2,565,038,898	2,432,932,978	7,257,255,229	4,862,140,751

End of year	$2,826,782,422	$2,565,038,898	$7,338,433,566	$7,257,255,229

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Changes in Net Assets (continued)

	iShares U.S. Transportation ETF		iShares U.S. Utilities ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,777,334	$11,015,888	$20,046,136	$22,161,048
Net realized gain (loss)	334,381,771	101,703,980	(4,380,587)	17,410,732
Net change in unrealized appreciation (depreciation)	(518,965,588)	551,433,632	55,725,844	105,278,903

Net increase (decrease) in net assets resulting from operations	(170,806,483)	664,153,500	71,391,393	144,850,683

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(14,205,923)	(11,445,745)	(20,890,534)	(23,625,593)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(781,017,714)	1,034,833,040	98,397,603	(174,806,045)

NET ASSETS
Total increase (decrease) in net assets	(966,030,120)	1,687,540,795	148,898,462	(53,580,955)
Beginning of year	2,144,306,133	456,765,338	822,091,759	875,672,714

End of year	$1,178,276,013	$2,144,306,133	$970,990,221	$822,091,759

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. ETF

	Year Ended 04/30/22	Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)

Net asset value, beginning of year	$105.12	$71.50	$73.44	$66.25	$59.73

Net investment income(b)	1.23	1.19	1.28	1.20	1.10
Net realized and unrealized gain (loss)(c)	(3.87)	33.68	(1.75)	7.23	6.51

Net increase (decrease) from investment operations	(2.64)	34.87	(0.47)	8.43	7.61

Distributions(d)
From net investment income	(1.22)	(1.25)	(1.47)	(1.24)	(1.09)

Total distributions	(1.22)	(1.25)	(1.47)	(1.24)	(1.09)

Net asset value, end of year	$101.26	$105.12	$71.50	$73.44	$66.25

Total Return(e)
Based on net asset value	(2.61)%	49.18%	(0.63)%	12.89%	12.81%

Ratios to Average Net Assets(f)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.11%	1.35%	1.72%	1.74%	1.70%

Supplemental Data
Net assets, end of year (000)	$1,559,426	$1,613,580	$1,158,276	$1,241,141	$1,126,170

Portfolio turnover rate(g)	4%	4%	4%	5%	4%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Energy ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of year	$26.40	$20.06	$35.96	$40.47	$37.27

Net investment income(a)	1.07	0.80	1.02	0.89	1.07
Net realized and unrealized gain (loss)(b)	13.56	6.36	(14.81)	(4.43)	3.25

Net increase (decrease) from investment operations	14.63	7.16	(13.79)	(3.54)	4.32

Distributions(c)
From net investment income	(1.11)	(0.82)	(2.11)	(0.97)	(1.12)

Total distributions	(1.11)	(0.82)	(2.11)	(0.97)	(1.12)

Net asset value, end of year	$39.92	$26.40	$20.06	$35.96	$40.47

Total Return(d)
Based on net asset value	56.56%	37.20%	(39.91)%	(8.83)%	11.92%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.41%	0.42%	0.42%	0.43%

Net investment income	3.38%	3.62%	3.42%	2.33%	2.87%

Supplemental Data
Net assets, end of year (000)	$3,552,781	$2,102,459	$459,456	$789,226	$1,088,740

Portfolio turnover rate(f)	17%	15%	12%	6%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Healthcare ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of year	$263.08	$212.48	$188.15	$173.95	$158.62

Net investment income(a)	2.89	2.65	2.49	2.26	1.99
Net realized and unrealized gain(b)	10.00	50.86	24.38	15.50	15.31

Net increase from investment operations	12.89	53.51	26.87	17.76	17.30

Distributions(c)
From net investment income	(2.85)	(2.91)	(2.54)	(3.56)	(1.97)

Total distributions	(2.85)	(2.91)	(2.54)	(3.56)	(1.97)

Net asset value, end of year	$273.12	$263.08	$212.48	$188.15	$173.95

Total Return(d)
Based on net asset value	4.86%	25.40%	14.44%	10.27%	10.93%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.41%	0.43%	0.43%	0.43%

Net investment income	1.03%	1.13%	1.25%	1.19%	1.16%

Supplemental Data
Net assets, end of year (000)	$2,826,782	$2,565,039	$2,432,933	$2,097,818	$1,800,336

Portfolio turnover rate(f)	7%	6%	5%	6%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Technology ETF

	Year Ended 04/30/22	Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)

Net asset value, beginning of year	$92.98	$58.58	$50.85	$41.99	$34.55

Net investment income(b)	0.25	0.37	0.48	0.40	0.32
Net realized and unrealized gain (loss)(c)	(3.33)	34.42	7.75	8.84	7.46

Net increase (decrease) from investment operations	(3.08)	34.79	8.23	9.24	7.78

Distributions(d)
From net investment income	(0.30)	(0.39)	(0.50)	(0.38)	(0.34)

Total distributions	(0.30)	(0.39)	(0.50)	(0.38)	(0.34)

Net asset value, end of year	$89.60	$92.98	$58.58	$50.85	$41.99

Total Return(e)
Based on net asset value	(3.35)%	59.56%	16.34%	22.10%	22.62%

Ratios to Average Net Assets(f)
Total expenses	0.39%	0.41%	0.43%	0.42%	0.43%

Net investment income	0.24%	0.47%	0.89%	0.87%	0.80%

Supplemental Data
Net assets, end of year (000)	$7,338,434	$7,257,255	$4,862,141	$4,271,433	$4,031,372

Portfolio turnover rate(g)	13%	12%	16%	19%	15%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Transportation ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of year	$269.72	$149.76	$195.07	$187.76	$163.83

Net investment income(a)	2.08	1.95	2.55	2.12	1.91
Net realized and unrealized gain (loss)(b)	(26.68)	119.89	(45.09)	7.34	24.02

Net increase (decrease) from investment operations	(24.60)	121.84	(42.54)	9.46	25.93

Distributions(c)
From net investment income	(2.18)	(1.88)	(2.77)	(2.15)	(2.00)

Total distributions	(2.18)	(1.88)	(2.77)	(2.15)	(2.00)

Net asset value, end of year	$242.94	$269.72	$149.76	$195.07	$187.76

Total Return(d)
Based on net asset value	(9.18)%	81.75%	(21.92)%	5.12%	15.88%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.41%	0.42%	0.42%	0.43%

Net investment income	0.80%	0.90%	1.40%	1.11%	1.07%

Supplemental Data
Net assets, end of year (000)	$1,178,276	$2,144,306	$456,765	$575,444	$807,349

Portfolio turnover rate(f)	72%	80%	35%	17%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Utilities ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/22	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)

Net asset value, beginning of year	$82.62	$71.20	$74.36	$65.22	$64.65

Net investment income(b)	1.98	2.10	2.10	2.02	1.90
Net realized and unrealized gain (loss)(c)	4.95	11.60	(3.06)	9.06	0.42

Net increase (decrease) from investment operations	6.93	13.70	(0.96)	11.08	2.32

Distributions(d)
From net investment income	(2.07)	(2.28)	(2.20)	(1.94)	(1.75)

Total distributions	(2.07)	(2.28)	(2.20)	(1.94)	(1.75)

Net asset value, end of year	$87.48	$82.62	$71.20	$74.36	$65.22

Total Return(e)
Based on net asset value	8.52%	19.66%	(1.39)%	17.29%	3.59%

Ratios to Average Net Assets(f)
Total expenses	0.39%	0.41%	0.43%	0.43%	0.43%

Net investment income	2.35%	2.78%	2.70%	2.94%	2.86%

Supplemental Data
Net assets, end of year (000)	$970,990	$822,092	$875,673	$810,455	$606,486

Portfolio turnover rate(g)	14%	5%	4%	6%	5%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Dow Jones U.S.	Diversified
U.S. Energy	Non-diversified
U.S. Healthcare	Non-diversified
U.S. Technology	Non-diversified
U.S. Transportation	Non-diversified
U.S. Utilities	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Dow Jones U.S.
Barclays Bank PLC	$1,583,314	$1,583,314		$—	$—
Barclays Capital, Inc.	64,557	64,557		—	—
BNP Paribas SA	4,353,214	4,353,214		—	—
BofA Securities, Inc.	1,072,877	1,072,877		—	—
Citigroup Global Markets, Inc.	3,885,643	3,885,643		—	—
Goldman Sachs & Co. LLC	2,891,966	2,891,966		—	—
J.P. Morgan Securities LLC	1,070,678	1,070,678		—	—
Jefferies LLC	680,644	680,644		—	—
Morgan Stanley	1,649,969	1,649,969		—	—
National Financial Services LLC	305,250	305,250		—	—
RBC Capital Markets LLC	149,404	149,404		—	—
Scotia Capital (USA), Inc.	681,819	681,819		—	—
SG Americas Securities LLC	95,716	95,716		—	—
State Street Bank & Trust Co.	64,251	64,251		—	—
Toronto-Dominion Bank	184,722	184,722		—	—
UBS AG	782,182	782,182		—	—
UBS Securities LLC	320,694	320,694		—	—
Wells Fargo Bank N.A.	93,816	93,816		—	—
Wells Fargo Securities LLC	219,129	219,129		—	—

	$20,149,845	$20,149,845		$—	$—

U.S. Energy
Barclays Bank PLC	$4,665,181	$4,665,181		$—	$—
BNP Paribas SA	1,156,813	1,156,813		—	—
BofA Securities, Inc.	1,856,389	1,856,389		—	—
Goldman Sachs & Co. LLC	1,753,415	1,753,415		—	—
J.P. Morgan Securities LLC	8,380,085	8,380,085		—	—
Morgan Stanley	11,728,380	11,728,380		—	—
National Financial Services LLC	457,921	457,921		—	—

	$29,998,184	$29,998,184		$—	$—

U.S. Healthcare
Barclays Bank PLC	$57,726	$57,726		$—	$—
Barclays Capital, Inc.	663	663		—	—
BNP Paribas SA	6,486,389	6,486,389		—	—
Citigroup Global Markets, Inc.	607,380	607,380		—	—
Goldman Sachs & Co. LLC	1,586,716	1,586,716		—	—
J.P. Morgan Securities LLC	9,900,429	9,900,429		—	—
Jefferies LLC	309,146	309,146		—	—
Morgan Stanley	2,744,400	2,744,400		—	—
National Financial Services LLC	248,215	246,955		—	(1,260	)(b)
SG Americas Securities LLC	839,502	839,502		—	—
State Street Bank & Trust Co.	352,345	352,345		—	—
UBS AG	9,629,310	9,629,310		—	—
UBS Securities LLC	1,922,949	1,922,949		—	—
Wells Fargo Bank N.A.	2,460,148	2,460,148		—	—
Wells Fargo Securities LLC	46,397	46,397		—	—

	$37,191,715	$37,190,455		$—	$(1,260)

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

U.S. Technology
Barclays Bank PLC	$2,308,760	$2,308,760		$—	$—
Barclays Capital, Inc.	4,698,000	4,698,000		—	—
BNP Paribas SA	2,337,405	2,337,405		—	—
BofA Securities, Inc.	6,136,405	6,136,405		—	—
Citigroup Global Markets, Inc.	1,690,797	1,690,797		—	—
Goldman Sachs & Co. LLC	3,393,388	3,393,388		—	—
J.P. Morgan Securities LLC	48,034,410	48,034,410		—	—
Morgan Stanley	4,907,941	4,907,941		—	—
Scotia Capital (USA), Inc.	13,985,763	13,985,763		—	—
SG Americas Securities LLC	1,436,047	1,436,047		—	—
State Street Bank & Trust Co.	10,657,648	10,657,648		—	—
UBS AG	11,549,049	11,549,049		—	—
UBS Securities LLC	77,162	77,162		—	—

	$111,212,775	$111,212,775		$—	$—

U.S. Transportation
Barclays Bank PLC	$14,258,509	$14,258,509		$—	$—
Barclays Capital, Inc.	14,290	14,290		—	—
BNP Paribas SA	247,199	247,199		—	—
BofA Securities, Inc.	3,441,278	3,441,278		—	—
Citigroup Global Markets, Inc.	24,145,609	24,145,609		—	—
Goldman Sachs & Co. LLC	8,985,941	8,985,941		—	—
J.P. Morgan Securities LLC	2,460,270	2,460,270		—	—
Jefferies LLC	423,658	423,658		—	—
Morgan Stanley	2,588,644	2,588,644		—	—
National Financial Services LLC	13,755	13,755		—	—
RBC Capital Markets LLC	121,739	121,739		—	—
SG Americas Securities LLC	4,781	4,781		—	—
State Street Bank & Trust Co.	190,607	190,607		—	—
UBS AG	13,161	13,161		—	—
UBS Securities LLC	3,130	3,130		—	—
Wells Fargo Bank N.A.	733,016	733,016		—	—

	$57,645,587	$57,645,587		$—	$—

U.S. Utilities
Barclays Capital, Inc.	$88,550	$88,550		$—	$—
Morgan Stanley	267,732	267,732		—	—
Wells Fargo Bank National Association	83,944	83,944		—	—

	$440,226	$440,226		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of April 30, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Dow Jones U.S. ETF, BFA is entitled to an annual investment advisory fee of 0.20%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to each of the iShares U.S. Energy, iShares U.S. Healthcare, iShares U.S. Technology, iShares U.S. Utilities and iShares U.S. Transportation ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.4800%
Over $10 billion, up to and including $20 billion	0.4300
Over $20 billion, up to and including $30 billion	0.3800
Over $30 billion, up to and including $40 billion	0.3400
Over $40 billion, up to and including $50 billion	0.3300
Over $50 billion, up to and including $60 billion	0.3100
Over $60 billion	0.2945

Prior to July 14, 2021, for its investment advisory services to each of the iShares U.S. Energy, iShares U.S. Healthcare, iShares U.S. Technology, iShares U.S. Utilities and iShares U.S. Transportation ETFs, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.48%
Over $10 billion, up to and including $20 billion	0.43
Over $20 billion, up to and including $30 billion	0.38
Over $30 billion, up to and including $40 billion	0.34
Over $40 billion, up to and including $50 billion	0.33
Over $50 billion	0.31

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Prior to April 11, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended April 30, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Dow Jones U.S.	$26,513
U.S. Energy	15,551
U.S. Healthcare	26,193
U.S. Technology	73,272
U.S. Transportation	28,775
U.S. Utilities	1,992

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Dow Jones U.S.	$14,187,188	$10,635,225	$(818,233)
U.S. Energy	118,487,106	80,194,572	(49,261,398)
U.S. Healthcare	83,587,467	57,161,869	2,255,519
U.S. Technology	462,494,570	236,927,602	(13,817,194)
U.S. Transportation	55,914,533	33,754,084	(993,223)
U.S. Utilities	28,704,741	31,843,435	(3,470,763)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended April 30, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Dow Jones U.S.	$75,905,214	$72,276,615
U.S. Energy	465,579,831	456,301,406
U.S. Healthcare	204,608,153	207,567,950
U.S. Technology	1,147,714,566	1,134,960,783
U.S. Transportation	1,241,431,077	1,250,695,895
U.S. Utilities	121,863,980	119,814,324

For the year ended April 30, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Dow Jones U.S.	$106,071,745	$97,890,582
U.S. Energy	1,489,766,607	1,124,369,294
U.S. Healthcare	929,211,290	735,597,434
U.S. Technology	3,436,527,035	2,982,592,242
U.S. Transportation	1,786,800,849	2,560,596,507
U.S. Utilities	144,617,707	46,794,604

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions and distributions paid in excess of taxable income were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Dow Jones U.S.	$69,028,845	$(69,028,845)
U.S. Energy	164,463,538	(164,463,538)
U.S. Healthcare	231,346,448	(231,346,448)
U.S. Technology	1,688,073,041	(1,688,073,041)
U.S. Transportation	351,891,940	(351,891,940)
U.S. Utilities	7,308,760	(7,308,760)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/22	Year Ended 04/30/21

Dow Jones U.S.
Ordinary income	$18,957,187	$19,374,122

U.S. Energy
Ordinary income	$92,818,427	$24,408,521

U.S. Healthcare
Ordinary income	$29,723,391	$29,705,083

U.S. Technology
Ordinary income	$25,450,503	$30,897,304

U.S. Transportation
Ordinary income	$14,205,923	$11,445,745

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 04/30/22	Year Ended 04/30/21

U.S. Utilities
Ordinary income	$20,890,534	$23,625,593

As of April 30, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

Dow Jones U.S.	$1,022,810	$(19,798,231)	$730,181,858		$711,406,437
U.S. Energy	—	(306,213,545)	808,642,732		502,429,187
U.S. Healthcare	2,866,620	(82,681,070)	343,005,372		263,190,922
U.S. Technology	1,140,538	(64,508,835)	1,123,413,679		1,060,045,382
U.S. Transportation	—	(72,620,946)	(128,108,890)		(200,729,836)
U.S. Utilities	—	(56,939,402)	73,792,884		16,853,482

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended April 30, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

Dow Jones U.S.	$3,929,177
U.S. Healthcare	8,153,410

As of April 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Dow Jones U.S.	$849,926,491	$796,650,478	$(66,468,620)	$730,181,858
U.S. Energy	2,773,777,837	860,742,604	(52,099,872)	808,642,732
U.S. Healthcare	2,522,394,564	513,172,929	(170,167,557)	343,005,372
U.S. Technology	6,336,302,658	1,688,358,886	(564,945,207)	1,123,413,679
U.S. Transportation	1,367,266,434	23,145,810	(151,254,700)	(128,108,890)
U.S. Utilities	897,333,600	100,650,667	(26,857,783)	73,792,884

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/22		Year Ended 04/30/21

iShares ETF	Shares	Amount	Shares		Amount

Dow Jones U.S.
Shares sold	950,000	$106,366,538	350,000	(a)	$34,300,344
Shares redeemed	(900,000)	(98,166,670)	(1,200,000	)(a)	(100,050,090)

Net increase (decrease)	50,000	$8,199,868	(850,000)		$(65,749,746)

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

	Year Ended 04/30/22		Year Ended 04/30/21

iShares ETF	Shares	Amount	Shares		Amount

U.S. Energy
Shares sold	46,850,000	$1,499,858,858	76,000,000		$1,857,056,842
Shares redeemed	(37,500,000)	(1,129,335,941)	(19,250,000)		(396,746,065)

Net increase	9,350,000	$370,522,917	56,750,000		$1,460,310,777

U.S. Healthcare
Shares sold	3,250,000	$931,265,158	1,650,000		$371,904,383
Shares redeemed	(2,650,000)	(741,219,461)	(3,350,000)		(764,650,028)

Net increase (decrease)	600,000	$190,045,697	(1,700,000)		$(392,745,645)

U.S. Technology
Shares sold	33,200,000	$3,442,394,913	16,200,000	(b)	$1,217,516,386
Shares redeemed	(29,350,000)	(2,982,849,174)	(21,150,000	)(b)	(1,607,622,674)

Net increase (decrease)	3,850,000	$459,545,739	(4,950,000)		$(390,106,288)

U.S. Transportation
Shares sold	6,900,000	$1,790,270,650	10,000,000		$2,071,869,906
Shares redeemed	(10,000,000)	(2,571,288,364)	(5,100,000)		(1,037,036,866)

Net increase (decrease)	(3,100,000)	$(781,017,714)	4,900,000		$1,034,833,040

U.S. Utilities
Shares sold	1,700,000	$145,456,356	1,450,000	(a)	$110,955,395
Shares redeemed	(550,000)	(47,058,753)	(3,800,000	)(a)	(285,761,440)

Net increase (decrease)	1,150,000	$98,397,603	(2,350,000)		$(174,806,045)

(a)	Share transactions reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Share transactions reflect a four-for-one stock split effective after the close of trading on December 4, 2020.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation sought to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Dow Jones U.S. ETF received proceeds of $118,354 in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but were subject to various appeals. On February 22, 2022, the United States Supreme Court refused to hear the last of these appeals and, accordingly, the Litigation is now closed.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Dow Jones U.S. ETF, iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF, iShares U.S. Transportation ETF and iShares U.S. Utilities ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Dow Jones U.S. ETF, iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF, iShares U.S. Transportation ETF, and iShares U.S. Utilities ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022 and each of the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	69

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2022:

iShares ETF	Qualified Dividend Income

Dow Jones U.S.	$21,339,587
U.S. Energy	99,600,482
U.S. Healthcare	40,803,128
U.S. Technology	60,017,396
U.S. Transportation	19,917,746
U.S. Utilities	23,288,122

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2022:

iShares ETF	Qualified Business Income

Dow Jones U.S.	$411,919

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Dow Jones U.S.	100.00%
U.S. Energy	100.00%
U.S. Healthcare	100.00%
U.S. Technology	100.00%
U.S. Transportation	100.00%
U.S. Utilities	100.00%

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Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Dow Jones U.S. ETF, iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF, iShares U.S. Transportation ETF and iShares U.S. Utilities ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	71

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Dow Jones U.S.(a)	$1.203148	$—	$0.019502	$1.222650	98%	—%	2%	100%
U.S. Healthcare	2.846058	—	—	2.846058	100	—	—	100
U.S. Technology(a)	0.288903	—	0.014891	0.303794	95	—	5	100
U.S. Transportation	2.175290	—	—	2.175290	100	—	—	100
U.S. Utilities	2.066551	—	—	2.066551	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of April 30, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	73

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

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Trustee and Officer Information  (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	77

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iS-AR-401-0422

APRIL 30, 2022

2022 Annual Report

iShares Trust

•  iShares MSCI KLD 400 Social ETF | DSI | NYSE Arca

•  iShares MSCI USA ESG Select ETF | SUSA | NYSE Arca

•  iShares U.S. Basic Materials ETF | IYM | NYSE Arca

•  iShares U.S. Consumer Discretionary ETF | IYC | NYSE Arca

•  iShares U.S. Consumer Staples ETF | IYK | NYSE Arca

•  iShares U.S. Financial Services ETF | IYG | NYSE Arca

•  iShares U.S. Financials ETF | IYF | NYSE Arca

•  iShares U.S. Industrials ETF | IYJ | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed but mostly down, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. We believe sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(9.65)%	0.21%

U.S. small cap equities (Russell 2000® Index)	(18.38)	(16.87)

International equities (MSCI Europe, Australasia, Far East Index)	(11.80)	(8.15)

Emerging market equities (MSCI Emerging Markets Index)	(14.15)	(18.33)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.29)	(8.86)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.47)	(8.51)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.90)	(7.88)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.40)	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks declined for the 12 months ended April 30, 2022 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned -3.11%. Equities advanced early in the reporting period as high consumer spending drove robust economic growth and authorities eased most remaining coronavirus pandemic-related restrictions. Increased economic activity led to strong corporate earnings as companies reaped the benefits of the recovery. However, significant challenges emerged in the second half of the reporting period which erased earlier gains, including high inflation, rising interest rates, slower economic growth, and the impacts of Russia’s invasion of Ukraine.

The U.S. economy grew briskly over the final three quarters of 2021, powered primarily by consumers with strong household balance sheets. Record-high personal savings rates allowed consumers to spend at an elevated level throughout much of the reporting period, releasing pent-up demand for goods and services. Hiring increased as businesses restored capacity, and unemployment decreased substantially, falling to 3.6% in April 2022 — only marginally higher than the pre-pandemic rate of 3.5% in February 2020. However, growth stalled in the first quarter of 2022, and the economy contracted amid lower inventory investment and an inflation-driven decline in consumer sentiment.

The rapid increase in consumer spending drove a significant rise in inflation. Supply chains for many goods were disrupted by the pandemic and could not quickly adapt to the rapid rebound in demand. In one prominent example of this dynamic, a global shortage of semiconductors created bottlenecks in the production of many goods, including automobiles. Consequently, the price of used cars rose sharply during the reporting period and played a notable role in overall inflation. Oil prices also rose significantly as demand increased and a lack of investment constrained the supply of oil. The strong job market led to higher wages, particularly at the lower end of the market. These factors drove prices higher in many areas of the economy. By the end of the reporting period, the consumer price index, a widely used measure of prices in the U.S., grew at the fastest rate since 1982.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates and indicated that further increases could be necessary. Interest rates rose significantly in anticipation of further tightening, leading to higher borrowing costs for businesses.

Russia’s invasion of Ukraine in late February 2022 led to substantial disruptions to the global economy and increased uncertainty in financial markets, exacerbating inflation and weighing on U.S. corporate earnings. The invasion was met with widespread condemnation and sanctions imposed by many countries on the Russian state, businesses, and individuals. As Russia is a top producer of both oil and natural gas, global supply concerns led to sharp volatility in U.S. energy markets.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® MSCI KLD 400 Social ETF

Investment Objective

The iShares MSCI KLD 400 Social ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI KLD 400 Social Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(0.95)%	13.89%	13.43%	(0.95)%	91.58%	252.55%
Fund Market	(0.97)	13.87	13.43	(0.97)	91.47	252.56
Index	(0.71)	14.24	13.89	(0.71)	94.56	267.19

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 869.70	$ 1.16		$ 1,000.00	$ 1,023.60	$ 1.25		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2022 (continued)	iShares® MSCI KLD 400 Social ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as ESG investments reached a record level in 2021. The impact of the COVID-19 pandemic on public health was a motivating factor for many businesses to reexamine their ESG policies, and the pandemic’s disruption led many managers to regard environmental goals as more achievable. In August 2021, the Securities and Exchange Commission (“SEC”) approved a rule change requiring disclosures to encourage diversity on the boards of public companies. A rule proposed by the Department of Labor in October 2021 would expand the ability of retirement plan sponsors to offer ESG products, reversing the stance of the prior administration. And in March 2022, the SEC proposed a rule to require climate-related disclosures from public companies.

In this environment, the index reported negative performance for the reporting period. The information technology sector was the leading detractor from the Index’s return, driven primarily by the information technology services industry. Digital payments companies were pressured by inflation, which led consumers to reduce their spending, and by supply chain disruptions, which negatively impacted cross-border payments. The communication services sector also faced headwinds, particularly the media & entertainment industry. The resumption of in-person activities dampened demand for home entertainment providers.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI USA Investable Market Index. Relative to the broader market, the ESG selection process leads to relatively minor overweight and underweight positions in stocks with higher or lower ESG characteristics, respectively. Consequently, the Index achieved an MSCI ESG quality score of 8.5 and an MSCI ESG fund rating of AA. Security selection in the consumer discretionary and communication services sectors were the largest contributors to the Index’s relative performance, while an underweight to the energy sector detracted from results. The Index’s largest overweight positions were in the information technology and consumer staples sectors and the largest underweights were in the healthcare and financials sectors. Those allocations contributed modestly to the Index’s return on a net basis.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	32.3%
Consumer Discretionary	12.0
Health Care	11.0
Communication Services	9.7
Financials	9.4
Industrials	8.3
Consumer Staples	8.1
Real Estate	3.8
Materials	2.9
Energy	1.5
Utilities	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp.	10.3%
Tesla Inc.	3.9
Alphabet Inc., Class A	3.6
Alphabet Inc., Class C	3.4
NVIDIA Corp.	2.4
Procter & Gamble Co. (The)	2.0
Visa Inc., Class A	1.8
Mastercard Inc., Class A	1.7
Home Depot Inc. (The)	1.6
Coca-Cola Co. (The)	1.4

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® MSCI USA ESG Select ETF

Investment Objective

The iShares MSCI USA ESG Select ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI USA Extended ESG Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(2.77)%	13.82%	12.90%	(2.77)%	91.02%	236.58%
Fund Market	(2.85)	13.82	12.90	(2.85)	91.02	236.54
Index	(2.53)	14.17	13.36	(2.53)	93.95	250.56

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 862.40	$ 1.15		$ 1,000.00	$ 1,023.60	$ 1.25		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2022 (continued)	iShares® MSCI USA ESG Select ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as ESG investments reached a record level in 2021. The impact of the COVID-19 pandemic on public health was a motivating factor for many businesses to reexamine their ESG policies, and the pandemic’s disruption led many managers to regard environmental goals as more achievable. In August 2021, the Securities and Exchange Commission (“SEC”) approved a rule change requiring disclosures to encourage diversity on the boards of public companies. A rule proposed by the Department of Labor in October 2021 would expand the ability of retirement plan sponsors to offer ESG products, reversing the stance of the prior administration. And in March 2022, the SEC proposed a rule to require climate-related disclosures from public companies.

The index experienced negative performance for the year. The communications services sector detracted the most from the Index’s return, driven primarily by the media & entertainment industry. The resumption of in-person activities dampened demand for home entertainment providers. The industrials sector also declined, as supply chain disruptions due to semiconductor shortages weighed on earnings in the capital goods industry. Digital payments companies in the information technology sector were pressured by inflation, which lowered consumer spending, and supply chain complications, which negatively impacted cross-border payments.

On the upside, the consumer staples sector gained, driven primarily by the food products industry. Consumer staples companies are relatively resilient to inflation, as their products are necessities that consumers are hesitant to trim from household budgets. The energy sector was another contributor to the Index’s return amid rising oil and gas prices.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI USA Index. Relative to the broader market, the ESG selection process leads to relatively minor overweight and underweight positions in stocks with higher or lower ESG characteristics, respectively. Consequently, the Index achieved an MSCI ESG quality score of 9.6 and an MSCI ESG fund rating of AAA. Stock selection in the healthcare and industrials sectors and an underweight to the energy sector detracted from the Index’s relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	31.0%
Health Care	11.2
Financials	11.2
Consumer Staples	10.1
Industrials	10.0
Consumer Discretionary	9.5
Communication Services	5.9
Real Estate	3.7
Materials	3.4
Energy	2.7
Utilities	1.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp.	5.1%
Apple Inc.	5.0
Alphabet Inc., Class A	2.1
Tesla Inc.	2.0
Home Depot Inc. (The)	1.9
NVIDIA Corp.	1.8
PepsiCo Inc.	1.6
Kellogg Co.	1.5
Texas Instruments Inc.	1.5
Johnson Controls International PLC	1.4

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® U.S. Basic Materials ETF

Investment Objective

The iShares U.S. Basic Materials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the basic materials sector, as represented by the Russell 1000 Basic Materials RIC 22.5/45 Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	9.13%	11.42%	9.17%	9.13%	71.72%	140.42%
Fund Market	9.12	11.43	9.17	9.12	71.78	140.52
Index(a)	9.58	11.83	9.60	9.58	74.91	150.13
Dow Jones U.S. Basic Materials IndexTM	7.67	11.44	9.41	7.67	71.87	145.78
Russell 1000 Basic Materials RIC 22.5/45 Capped Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through September 19, 2021 reflects the performance of the Dow Jones U.S. Basic Materials IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Basic Materials RIC 22.5/45 Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Basic Materials IndexTM as the underlying index of the fund.

(b)

The inception date of the Russell 1000 Basic Materials RIC 22.5/45 Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through April 30, 2022 was 8.23%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,062.10	$ 1.99		$ 1,000.00	$ 1,022.90	$ 1.96		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2022 (continued)	iShares® U.S. Basic Materials ETF

Portfolio Management Commentary

Stocks of U.S. basic materials companies rose moderately during the reporting period. Metals and mining companies in particular benefited from high prices for commodities. Prices for steel and gold surged late in the reporting period as Russia’s invasion of Ukraine and subsequent Western sanctions disrupted trade flows and increased global economic uncertainty.

The U.S. steel industry contributed the most to the Index’s return amid record high steel prices. Demand for steel outstripped supply for much of 2021. Steel mills, which initially were slow to ramp up after pandemic-related shutdowns, struggled to meet growing demand during the economic recovery even as production neared full capacity. However, steel prices declined sharply in early 2022 after demand from major manufacturers such as automakers and appliance companies suddenly weakened. Supply concerns prompted a rebound in steel prices late in the reporting period as the war in Ukraine curtailed the import of key steel-making products such as pig iron, which is mixed with scrap iron to make steel. Steel company stocks rallied to record highs amid surging corporate profits, increased dividends to shareholders, and announced plans to buy back stocks.

The U.S. gold industry also boosted the Index’s performance. Gold prices retreated from record highs reached in 2020 during the pandemic but strengthened toward the end of the reporting period amid rising inflation rates and geopolitical uncertainty stemming from Russia’s invasion of Ukraine. Higher gold prices sent stocks in gold mining companies soaring despite rising production costs. Production disruptions stemming from coronavirus-related shutdowns escalated costs for gold mining companies. Cost inflation related to labor, energy, and materials also partially offset companies’ gains from higher gold prices.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Chemicals	53.6%
Metals & Mining	34.7
Trading Companies & Distributors	5.2
Containers & Packaging	5.0
Other (each representing less than 1%)	1.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Freeport-McMoRan Inc.	8.6%
Newmont Corp.	8.5
Air Products and Chemicals Inc.	7.6
Dow Inc.	7.2
Ecolab Inc.	6.2
Nucor Corp.	6.2
Fastenal Co.	4.4
International Flavors & Fragrances Inc.	4.3
LyondellBasell Industries NV, Class A	4.0
Mosaic Co. (The)	3.5

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® U.S. Consumer Discretionary ETF

Investment Objective

The iShares U.S. Consumer Discretionary ETF (the “Fund”) (formerly the iShares U.S. Consumer Services ETF) seeks to track the investment results of an index composed of U.S. equities in the consumer discretionary sector, as represented by the Russell 1000 Consumer Discretionary 40 Act 15/22.5 Daily Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(14.16)%	10.92%	13.58%	(14.16)%	67.90%	257.19%
Fund Market	(14.18)	10.91	13.57	(14.18)	67.84	257.02
Index(a)	(13.85)	11.39	14.07	(13.85)	71.46	272.90
Dow Jones U.S. Consumer Services Capped (TR) IndexTM(b)	(15.90)	N/A	N/A	(15.90)	N/A	N/A
Russell 1000 Consumer Discretionary 40 Act 15/22.5 Daily Capped Index(c)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through June 23, 2019 reflects the performance of the Dow Jones U.S. Consumer Services Total Return Index. Index performance beginning on June 24, 2019 through September 19, 2021 reflects the performance of the Dow Jones U.S. Consumer Services Capped (TR) IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Consumer Discretionary 40 Act 15/22.5 Daily Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Consumer Services Capped (TR) IndexTM as the underlying index of the fund.

(b)

The inception date of the Dow Jones U.S. Consumer Services Capped (TR) IndexTM was April 15, 2019. The cumulative total return for this index for the period April 15, 2019 2019 through April 30, 2022 was 26.15%.

(c)

The inception date of the Russell 1000 Consumer Discretionary 40 Act 15/22.5 Daily Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through April 30, 2022 was -14.98%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 796.20	$ 1.74		$ 1,000.00	$ 1,022.90	$ 1.96		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2022 (continued)	iShares® U.S. Consumer Discretionary ETF

Portfolio Management Commentary

U.S. consumer discretionary stocks declined for the reporting period, led by declines in companies that posted substantial gains during the early part of the coronavirus pandemic. Rising inflation and corresponding interest rate increases by the Fed constrained consumer spending, casting doubt on the economy’s trajectory and weighing on the consumer discretionary sector.

Within the sector, the internet and the direct marketing retail industry detracted the most from the Index’s return. Online marketplaces for consumer goods, whose stocks surged early in the pandemic, declined. The industry’s largest deliverer of goods sold online reported its first quarterly earnings loss in seven years as overall online sales of U.S. retail goods fell steadily late in the reporting period. That sales decline coincided with rising inflation and the resumption of more in-store shopping by consumers, as pandemic restrictions eased and COVID-19 vaccination rates increased. Stocks in the consumer durables industry also declined amid challenges in production and supply chains, which negatively affected inventories in the textile and apparel industry.

The communication services sector also detracted from the Index’s return. In the media and entertainment industry, many companies sought to expand their video streaming services, but several of those companies, whose stocks surged early in the pandemic, encountered shrinking subscription growth in their streaming businesses throughout the reporting period.

On the upside, companies within the consumer staples sector contributed to the Index’s performance, benefiting broadly from the easing in pandemic-related restrictions. In particular, large hypermarket and supercenter chains advanced amid an increase in revenues and profits as shoppers increasingly returned to their stores throughout the reporting period.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Retailing	34.0%
Consumer Services	17.3
Automobiles & Components	12.4
Media & Entertainment	11.9
Consumer Durables & Apparel	9.0
Food & Staples Retailing	8.8
Transportation	3.5
Household & Personal Products	1.4
Commercial & Professional Services	1.0
Other (each representing less than 1%)	0.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Amazon.com Inc.	11.5%
Tesla Inc.	8.6
Home Depot Inc. (The)	4.6
Walmart Inc.	4.5
Costco Wholesale Corp.	4.3
McDonald’s Corp.	4.0
Walt Disney Co. (The)	3.6
Nike Inc., Class B	3.3
Lowe’s Companies Inc.	2.9
Target Corp.	2.3

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® U.S. Consumer Staples ETF

Investment Objective

The iShares U.S. Consumer Staples ETF (the “Fund”) (formerly the iShares U.S. Consumer Goods ETF) seeks to track the investment results of an index composed of U.S. equities in the consumer staples sector, as represented by the Russell 1000 Consumer Staples RIC 22.5/45 Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	15.33%	13.91%	13.16%	15.33%	91.75%	244.38%
Fund Market	15.38	13.91	13.16	15.38	91.75	244.38
Index(a)	15.82	14.38	13.65	15.82	95.81	259.41
Dow Jones U.S. Consumer Goods IndexTM	3.75	11.89	12.40	3.75	75.40	221.95
Russell 1000 Consumer Staples RIC 22.5/45 Capped Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through September 19, 2021 reflects the performance of the Dow Jones U.S. Consumer Goods IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Consumer Staples RIC 22.5/45 Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Consumer Goods IndexTM as the underlying index of the fund.

(b)

The inception date of the Russell 1000 Consumer Staples RIC 22.5/45 Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through April 30, 2022 was 14.41%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,128.70	$ 2.06		$ 1,000.00	$ 1,022.90	$ 1.96		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of April 30, 2022 (continued)	iShares® U.S. Consumer Staples ETF

Portfolio Management Commentary

Consumer staples stocks in the U.S. advanced for the reporting period, outpacing the broader equity market as coronavirus pandemic restrictions eased, boosting demand for food, beverages, and other basic retail goods as shoppers returned to stores. As market volatility rose, investors turned to consumer staples, which are traditionally regarded as relatively steady businesses in volatile market environments.

The food, beverage, and tobacco industry contributed the most to the Index’s return. Soft drink manufacturers drove contribution amid robust demand, which boosted their revenues and profits. These companies generally remained upbeat about their growth prospects and financial outlooks, as they were able to raise prices to counteract surging raw material costs, suspension of business in Russia, and expectations of a slowdown in demand from Chinese markets fighting to contain the coronavirus pandemic. Tobacco companies also contributed to the Index’s performance. Sales of cigarettes continued their long-term decline, but tobacco firms compensated by continuing to raise prices, and investors were attracted to the relatively significant dividends these firms offer.

Food products companies contributed meaningfully to the Index’s performance, benefiting from the return to more typical retail shopping patterns. Despite advancing inflation, sales volumes of many well-known, household brands increased, raising profits. Sales of packaged foods and meats, including items ranging from candy to fresh chicken, increased, even as more restaurants reopened for regular business. Stocks of agricultural commodities firms also advanced, benefiting from increased demand and the disruption of crop shipments due to the war in Ukraine.

In the healthcare sector, healthcare distributors contributed notably to the Index’s return as demand for Covid-19 vaccines and tests boosted earnings. The consumer discretionary sector also contributed, as burgeoning demand for electrical vehicles supported auto manufacturers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Food, Beverage & Tobacco	58.9%
Household & Personal Products	24.9
Health Care Equipment & Services	7.3
Food & Staples Retailing	6.8
Materials	2.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Procter & Gamble Co. (The)	17.1%
Coca-Cola Co. (The)	11.1
PepsiCo Inc.	10.5
Philip Morris International Inc.	6.9
CVS Health Corp.	3.9
Altria Group Inc.	3.7
Mondelez International Inc., Class A	3.4
Colgate-Palmolive Co.	2.9
Archer-Daniels-Midland Co.	2.5
Kimberly-Clark Corp.	2.3

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® U.S. Financial Services ETF

Investment Objective

The iShares U.S. Financial Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financial services sector, as represented by the Dow Jones U.S. Financial Services IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(9.57)%	10.32%	13.09%	(9.57)%	63.38%	242.02%
Fund Market	(9.58)	10.31	13.09	(9.58)	63.35	242.14
Index	(9.23)	10.77	13.56	(9.23)	66.74	256.59

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 822.60	$ 1.76		$ 1,000.00	$ 1,022.90	$ 1.96		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of April 30, 2022 (continued)	iShares® U.S. Financial Services ETF

Portfolio Management Commentary

U.S. financial services stocks declined significantly during the reporting period even as interest rates rose, which typically benefits companies that provide lending services. The slowing economy weighed on financial services companies as the impact of rising inflation diminished consumer and investor confidence, despite solid profits throughout much of the reporting period. The war in Ukraine exacerbated inflationary concerns, while also negatively impacting revenues.

Banks were the largest detractors from the Index’s return, as growth across multiple business areas softened. Investment banking revenues fell amid the worsening macroeconomic climate, as the pipeline for new initial public offerings slowed to its lowest tally in years. Trading revenues decreased as the Fed scaled back its pandemic-era asset purchases, though they later recovered as market volatility increased amid geopolitical tensions. Many banks also collectively set aside billions of dollars to offset potential losses from the Russia-Ukraine conflict and broader economic turmoil; these moves were reported as credit charges to the banks’ balance sheets, which reduced income. Additionally, inflation and labor shortages led to increased operating costs.

The diversified financials industry was also a notable detractor from the Index’s return. Despite increased profitability, asset managers felt the impact of reduced inflows toward the end of the reporting period, as rising inflation and the conflict in Ukraine sapped investor enthusiasm.

Companies within the data processing and outsourced services industry that process payments also weighed on the Index’s performance. Growth in cross-border transactions and digital payments, both linked to a post-pandemic recovery in travel volumes, were offset by the impact of weaker earnings outlooks, regulatory investigations, and decisions from large vendors to stop accepting some services in select regions.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Diversified Financials	41.0%
Banks	40.2
Software & Services	18.5
Insurance	0.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Visa Inc., Class A	9.8%
JPMorgan Chase & Co.	9.8
Mastercard Inc., Class A	8.7
Bank of America Corp.	7.1
Wells Fargo & Co.	4.7
S&P Global Inc.	3.7
Morgan Stanley	3.2
American Express Co.	3.0
Goldman Sachs Group Inc. (The)	2.9
Charles Schwab Corp. (The)	2.8

(a)	Excludes money market funds.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® U.S. Financials ETF

Investment Objective

The iShares U.S. Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financials sector, as represented by the Russell 1000 Financials 40 Act 15/22.5 Daily Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(4.11)%	9.75%	12.00%	(4.11)%	59.24%	210.61%
Fund Market	(4.21)	9.74	12.00	(4.21)	59.16	210.54
Index(a)	(3.74)	10.18	12.46	(3.74)	62.40	223.71
Dow Jones U.S. Financials Capped (TR) IndexTM(b)	(1.41)	N/A	N/A	(1.41)	N/A	N/A
Russell 1000 Financials 40 Act 15/22.5 Daily Capped Index(c)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through June 23, 2019 reflects the performance of the Dow Jones U.S. Financials Total Return Index. Index performance beginning on June 24, 2019 through September 19, 2021 reflects the performance of the Dow Jones U.S. Financials Capped (TR) IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Financials 40 Act 15/22.5 Daily Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Financials Capped (TR) IndexTM as the underlying index of the fund.

(b)	The inception date of the Dow Jones U.S. Financials Capped (TR) IndexTM was April 15, 2019. The cumulative total return for this index for the period April 15, 2019 through April 30, 2022 was 35.15%.
(c)

The inception date of the Russell 1000 Financials 40 Act 15/22.5 Daily Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through April 30, 2022 was -4.31%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 855.70	$ 1.79		$ 1,000.00	$ 1,022.90	$ 1.96		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of April 30, 2022 (continued)	iShares® U.S. Financials ETF

Portfolio Management Commentary

U.S. financials stocks declined during the reporting period. The inflation rate rose to a 40-year high due to the coronavirus pandemic and rising energy prices and was further exacerbated by the Russian invasion of Ukraine. Yields on U.S. Treasuries rose significantly, and investors grew concerned that actions by the Fed to counter inflation, especially raising interest rates, will weigh on the economy.

While an increasing interest rate environment generally supports banks, bank stocks nonetheless detracted the most from the Index’s return. Bank profits fell as volatile equities markets led to fewer stock listings and acquisitions. Additionally, the ongoing war in Europe threatened to negatively impact global economic activity. Bank stocks were also constrained by the Fed’s reduction and eventual halt of asset purchases. Investor concern also rose that higher inflation will reduce investment and borrowing by businesses and increase loan defaults. In the diversified financials industry, the value of assets under management declined due to exposure to Russia and market volatility, raising the possibility of reduced performance fees.

The information technology sector was also a detractor from the Index’s return. Stocks of payment processing companies in the IT services industry declined amid investor concern about the European economy, reducing financial transaction volumes. Additionally, companies suspended services to Russia to comply with government sanctions, reducing revenues.

On the upside, the real estate sector contributed meaningfully to the Index’s performance. In the specialized real estate investment trusts (“REITs”) industry, the ongoing rollout of 5G technology benefited companies that rent space on towers for wireless communication equipment. Similarly, continued growth in global demand for data centers, accelerated by the pandemic, drove strong revenues of REITs that provide space in online data storage facilities.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Diversified Financials	43.7%
Banks	33.0
Insurance	22.9
Software & Services	0.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Berkshire Hathaway Inc., Class B	10.4%
JPMorgan Chase & Co.	6.8
Bank of America Corp.	5.3
Wells Fargo & Co.	4.3
S&P Global Inc.	3.4
Morgan Stanley	2.8
Goldman Sachs Group Inc. (The)	2.6
Charles Schwab Corp. (The)	2.6
Citigroup Inc.	2.5
BlackRock Inc.	2.3

(a)	Excludes money market funds.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® U.S. Industrials ETF

Investment Objective

The iShares U.S. Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the industrials sector, as represented by the Russell 1000 Industrials 40 Act 15/22.5 Daily Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(10.75)%	10.02%	12.18%	(10.75)%	61.18%	215.74%
Fund Market	(10.86)	10.00	12.18	(10.86)	61.08	215.66
Index(a)	(10.41)	10.47	12.66	(10.41)	64.55	229.51
Dow Jones U.S. Industrials IndexTM	(11.12)	10.30	12.57	(11.12)	63.25	226.90
Russell 1000 Industrials 40 Act 15/22.5 Daily Capped Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through September 19, 2021 reflects the performance of the Dow Jones U.S. Industrials IndexTM. Index performance beginning on September 20, 2021 reflects the performance of the Russell 1000 Industrials 40 Act 15/22.5 Daily Capped Index, which, effective as of September 20, 2021, replaced the Dow Jones U.S. Industrials IndexTM as the underlying index of the fund.

(b)

The inception date of the Russell 1000 Industrials 40 Act 15/22.5 Daily Capped Index was July 9, 2021. The cumulative total return for this index for the period July 9, 2021 through April 30, 2022 was -13.42%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 880.90	$ 1.82		$ 1,000.00	$ 1,022.90	$ 1.96		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	19

Fund Summary as of April 30, 2022 (continued)	iShares® U.S. Industrials ETF

Portfolio Management Commentary

U.S. industrials stocks declined significantly during the reporting period as persistent supply-chain shortages and outbreaks of new COVID-19 variants led to a reduction in manufacturing activity. Persistent inflation and tighter Fed monetary policy raised concerns about an economic slowdown and its effect on corporate earnings growth.

The information technology sector detracted the most from the Index’s return, particularly the data processing and outsourced services industry. Companies specializing in payments technology faced headwinds as the pandemic-era surge in e-commerce activity slowed following the end of the stimulus measures and amid rising inflation. A decrease in cross-border transactions, along with the loss of enterprise clients who opted to develop their own payments software, led to a slump in payment volumes. Lower-than-expected earnings reports and an unanticipated reduction in estimated user growth rates drove additional selling of payment company stocks. Although companies sought growth by expanding into new areas, such as the cryptocurrency market, concerns over potential regulation sapped investor enthusiasm. Fears over increased competition from financial technology startups also negatively impacted well established companies in the industry.

In the industrials sector, companies in the capital goods industry, which includes manufacturers of heavy equipment and machinery, weighed on the Index’s return as production issues and supply-chain constraints impacted revenues. Sales volumes at industrial machinery firms fell, even amid strong demand, as a result of continuing raw material shortages. The rising prices of these materials and a withdrawal from the Russian market as a result of the invasion of Ukraine also created headwinds. Industrial conglomerates also detracted from performance. Labor shortages, rising freight costs, and the limited availability of materials reduced revenues and growth prospects.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Capital Goods	42.3%
Software & Services	28.6
Transportation	11.7
Materials	6.7
Diversified Financials	3.6
Commercial & Professional Services	3.4
Technology Hardware & Equipment	2.2
Pharmaceuticals, Biotechnology & Life Sciences	1.0
Other (each representing less than 1%)	0.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Visa Inc., Class A	7.2%
Mastercard Inc., Class A	6.4
Accenture PLC, Class A	3.9
Union Pacific Corp.	3.1
Raytheon Technologies Corp.	2.9
Honeywell International Inc.	2.7
United Parcel Service Inc., Class B	2.7
Caterpillar Inc.	2.3
American Express Co.	2.2
Deere & Co.	2.1

(a)	Excludes money market funds.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	21

Schedule of Investments April 30, 2022	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.0%
Spirit AeroSystems Holdings Inc., Class A	19,697	$828,062

Air Freight & Logistics — 0.8%
CH Robinson Worldwide Inc.	24,330	2,582,629
Expeditors International of Washington Inc.	31,559	3,126,550
United Parcel Service Inc., Class B	136,508	24,568,710

		30,277,889

Airlines — 0.1%
Delta Air Lines Inc.(a)	29,485	1,268,740
Southwest Airlines Co.(a)	27,282	1,274,615

		2,543,355

Auto Components — 0.2%
Aptiv PLC(a)	49,930	5,312,552
Autoliv Inc.	15,606	1,149,850
BorgWarner Inc.	45,031	1,658,492

		8,120,894

Automobiles — 3.9%
Harley-Davidson Inc.	28,319	1,032,227
Lucid Group Inc.(a)(b)	77,533	1,401,797
Rivian Automotive Inc., Class A(a)(b)	33,637	1,017,183
Tesla Inc.(a)	159,696	139,056,889

		142,508,096

Banks — 1.7%
Bank of Hawaii Corp.	7,689	571,600
Cathay General Bancorp.	13,999	561,220
Citizens Financial Group Inc.	93,567	3,686,540
Comerica Inc.	24,575	2,012,692
First Republic Bank/CA	32,603	4,865,020
Heartland Financial USA Inc.	7,706	337,292
Huntington Bancshares Inc./OH	270,959	3,563,111
International Bancshares Corp.	9,602	382,064
KeyCorp.	174,411	3,367,876
M&T Bank Corp.	33,606	5,600,167
Old National Bancorp./IN	55,367	839,364
PNC Financial Services Group Inc. (The)	79,130	13,143,493
Regions Financial Corp.	177,574	3,679,333
SVB Financial Group(a)(b)	10,829	5,280,653
Truist Financial Corp.	249,924	12,083,825
Umpqua Holdings Corp.	40,690	673,013
Zions Bancorp. NA	29,310	1,656,308

		62,303,571

Beverages — 2.7%
Coca-Cola Co. (The)	767,657	49,598,319
Keurig Dr Pepper Inc.	133,105	4,978,127
PepsiCo Inc.	258,643	44,411,589

		98,988,035

Biotechnology — 3.0%
AbbVie Inc.	330,766	48,582,910
Amgen Inc.	105,452	24,590,352
Biogen Inc.(a)	27,521	5,708,956
BioMarin Pharmaceutical Inc.(a)	34,348	2,794,210
Gilead Sciences Inc.	234,780	13,931,845
Vertex Pharmaceuticals Inc.(a)	47,599	13,004,999

		108,613,272

Building Products — 0.9%
A O Smith Corp.	24,918	1,455,959
Allegion PLC	16,828	1,922,431

Security	Shares	Value

Building Products (continued)
Builders FirstSource Inc.(a)	35,872	$2,208,639
Carrier Global Corp.	153,932	5,890,978
Fortune Brands Home & Security Inc.	25,436	1,812,315
Johnson Controls International PLC	131,953	7,900,026
Lennox International Inc.	6,144	1,309,839
Masco Corp.	45,729	2,409,461
Owens Corning	18,812	1,710,575
Trane Technologies PLC	44,408	6,212,235

		32,832,458

Capital Markets — 4.1%
Ameriprise Financial Inc.	20,966	5,566,263
Bank of New York Mellon Corp. (The)	146,942	6,180,381
BlackRock Inc.(c)	28,408	17,745,909
Charles Schwab Corp. (The)	271,300	17,995,329
CME Group Inc.	67,265	14,753,905
FactSet Research Systems Inc.	7,008	2,827,658
Franklin Resources Inc.	56,206	1,382,106
Intercontinental Exchange Inc.	105,434	12,210,312
Invesco Ltd.	64,721	1,189,572
Moody’s Corp.	31,342	9,919,116
Morgan Stanley	251,972	20,306,423
Northern Trust Corp.	36,829	3,795,228
S&P Global Inc.	66,315	24,967,598
State Street Corp.	68,250	4,570,703
T Rowe Price Group Inc.	42,110	5,181,214

		148,591,717

Chemicals — 2.3%
Air Products and Chemicals Inc.	41,389	9,687,923
Albemarle Corp.	21,967	4,235,897
Axalta Coating Systems Ltd.(a)(b)	37,980	963,553
Ecolab Inc.	47,861	8,104,782
HB Fuller Co.	9,694	646,590
International Flavors & Fragrances Inc.	47,696	5,785,525
Linde PLC	95,846	29,900,118
Minerals Technologies Inc.	6,079	386,685
Mosaic Co. (The)	68,296	4,263,036
PPG Industries Inc.	44,309	5,671,109
Sherwin-Williams Co. (The)	46,670	12,832,383

		82,477,601

Commercial Services & Supplies — 0.2%
ACCO Brands Corp.	16,336	119,743
Copart Inc.(a)	40,010	4,547,136
Deluxe Corp.	7,848	212,524
HNI Corp.	7,678	273,644
Interface Inc.	4,996	63,399
Steelcase Inc., Class A	15,343	179,973
Tetra Tech Inc.	10,120	1,409,514

		6,805,933

Communications Equipment — 1.3%
Cisco Systems Inc.	788,925	38,641,546
CommScope Holding Co. Inc.(a)	39,131	235,960
F5 Inc.(a)	11,463	1,919,021
Motorola Solutions Inc.	31,624	6,757,733
Plantronics Inc.(a)	7,888	314,416

		47,868,676

Construction & Engineering — 0.2%
EMCOR Group Inc.	9,945	1,058,943
Granite Construction Inc.	8,504	252,144
MDU Resources Group Inc.	38,588	994,027

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Quanta Services Inc.	26,701	$3,096,782

		5,401,896

Consumer Finance — 0.9%
Ally Financial Inc.	67,754	2,707,450
American Express Co.	123,264	21,535,453
Discover Financial Services	54,907	6,174,841
Synchrony Financial	102,516	3,773,614

		34,191,358

Containers & Packaging — 0.3%
Avery Dennison Corp.	15,568	2,811,581
Ball Corp.	60,675	4,924,383
Sealed Air Corp.	26,601	1,708,050
Sonoco Products Co.	18,405	1,139,454

		10,583,468

Distributors — 0.2%
LKQ Corp.	51,595	2,560,660
Pool Corp.	7,521	3,047,659

		5,608,319

Diversified Financial Services — 0.1%
Equitable Holdings Inc.	68,235	1,967,215
Voya Financial Inc.	20,170	1,273,534

		3,240,749

Diversified Telecommunication Services — 1.1%
Liberty Global PLC, Class A(a)	29,007	660,199
Liberty Global PLC, Class C, NVS(a)	62,825	1,488,953
Lumen Technologies Inc.	162,973	1,639,508
Verizon Communications Inc.	774,406	35,854,998

		39,643,658

Electric Utilities — 0.2%
Eversource Energy	64,523	5,639,310

Electrical Equipment — 0.5%
Acuity Brands Inc.	6,481	1,117,843
Eaton Corp. PLC	74,573	10,814,576
Rockwell Automation Inc.	21,656	5,471,822
Sensata Technologies Holding PLC(a)	29,520	1,340,503

		18,744,744

Electronic Equipment, Instruments & Components — 0.8%
Cognex Corp.	33,179	2,243,896
Corning Inc.	151,379	5,327,027
Flex Ltd.(a)	88,152	1,453,626
Itron Inc.(a)	8,630	412,341
Keysight Technologies Inc.(a)	34,574	4,849,695
TE Connectivity Ltd.	61,143	7,629,424
Trimble Inc.(a)	46,668	3,112,756
Zebra Technologies Corp., Class A(a)	10,033	3,708,799

		28,737,564

Energy Equipment & Services — 0.2%
Baker Hughes Co.	154,222	4,783,966
Core Laboratories NV	9,052	235,352
NOV Inc.	73,722	1,336,580
TechnipFMC PLC(a)	77,388	535,525

		6,891,423

Entertainment — 1.4%
Electronic Arts Inc.	52,990	6,255,470
Walt Disney Co. (The)(a)	340,013	37,955,651
Warner Bros. Discovery Inc.(a)	414,200	7,517,730

		51,728,851

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 3.5%
American Tower Corp.	85,261	$20,549,606
AvalonBay Communities Inc.	26,095	5,936,091
Boston Properties Inc.	27,845	3,274,572
Corporate Office Properties Trust	21,502	573,888
Digital Realty Trust Inc.	53,055	7,752,397
Duke Realty Corp.	71,013	3,887,962
Equinix Inc.	16,759	12,051,062
Equity Residential	66,820	5,445,830
Federal Realty Investment Trust	13,025	1,524,707
Healthpeak Properties Inc.	101,208	3,320,634
Host Hotels & Resorts Inc.(b)	133,760	2,722,016
Iron Mountain Inc.	54,351	2,920,279
Macerich Co. (The)	39,531	496,114
PotlatchDeltic Corp.	12,305	681,574
Prologis Inc.	138,413	22,186,220
SBA Communications Corp.	20,377	7,073,060
Simon Property Group Inc.	61,400	7,245,200
UDR Inc.	57,935	3,082,721
Ventas Inc.	74,783	4,154,196
Welltower Inc.	81,568	7,407,190
Weyerhaeuser Co.	139,760	5,760,907

		128,046,226

Food & Staples Retailing — 0.4%
Kroger Co. (The)	132,348	7,141,498
Sysco Corp.	96,095	8,214,200
United Natural Foods Inc.(a)	10,260	440,462

		15,796,160

Food Products — 1.9%
Archer-Daniels-Midland Co.	104,571	9,365,379
Bunge Ltd.	26,251	2,969,513
Campbell Soup Co.	36,432	1,720,319
Conagra Brands Inc.	90,196	3,150,546
Darling Ingredients Inc.(a)	30,430	2,233,258
General Mills Inc.	113,196	8,006,353
Hain Celestial Group Inc. (The)(a)(b)	17,519	587,587
Hormel Foods Corp.	55,953	2,931,378
Ingredion Inc.	12,494	1,063,364
JM Smucker Co. (The)	20,342	2,785,430
Kellogg Co.	47,999	3,287,932
Kraft Heinz Co. (The)	126,334	5,385,618
Lamb Weston Holdings Inc.	27,407	1,811,603
McCormick & Co. Inc./MD, NVS	46,801	4,706,777
Mondelez International Inc., Class A	261,176	16,840,628

		66,845,685

Gas Utilities — 0.1%
Atmos Energy Corp.	24,842	2,817,083
New Jersey Resources Corp.	17,683	763,198
UGI Corp.	39,089	1,340,753

		4,921,034

Health Care Equipment & Supplies — 1.9%
ABIOMED Inc.(a)	8,508	2,438,222
Align Technology Inc.(a)	14,001	4,059,030
Becton Dickinson and Co.	53,174	13,144,081
Cooper Companies Inc. (The)	9,245	3,337,815
DENTSPLY SIRONA Inc.	41,059	1,641,949
Dexcom Inc.(a)	17,986	7,348,720
Edwards Lifesciences Corp.(a)	116,759	12,350,767
Hologic Inc.(a)	47,068	3,388,425
IDEXX Laboratories Inc.(a)	15,881	6,836,453

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2022	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Insulet Corp.(a)(b)	12,930	$3,090,141
ResMed Inc.	27,211	5,441,384
STERIS PLC	18,715	4,193,096

		67,270,083

Health Care Providers & Services — 2.4%
AmerisourceBergen Corp.	29,273	4,428,712
Anthem Inc.	45,382	22,778,587
Cardinal Health Inc.	52,774	3,063,531
Centene Corp.(a)	109,025	8,781,964
Cigna Corp.	61,955	15,289,255
DaVita Inc.(a)	12,418	1,345,739
HCA Healthcare Inc.	46,580	9,993,739
Henry Schein Inc.(a)	25,820	2,094,002
Humana Inc.	24,027	10,681,443
Laboratory Corp. of America Holdings(a)	17,938	4,310,142
MEDNAX Inc.(a)	14,940	276,689
Patterson Companies Inc.	16,232	499,459
Quest Diagnostics Inc.	22,946	3,071,092
Select Medical Holdings Corp.	16,833	380,594

		86,994,948

Health Care Technology — 0.2%
Cerner Corp.	55,122	5,161,624
Teladoc Health Inc.(a)(b)	26,801	904,802

		6,066,426

Hotels, Restaurants & Leisure — 2.7%
Aramark	43,142	1,563,897
Booking Holdings Inc.(a)	7,693	17,003,915
Choice Hotels International Inc.	6,830	959,342
Darden Restaurants Inc.	24,206	3,188,656
Domino’s Pizza Inc.	6,804	2,299,752
Hilton Worldwide Holdings Inc.(a)	52,072	8,086,261
Jack in the Box Inc.	3,843	318,047
Marriott International Inc./MD, Class A(a)	51,786	9,193,051
McDonald’s Corp.	139,750	34,820,110
Royal Caribbean Cruises Ltd.(a)(b)	43,055	3,346,665
Starbucks Corp.	219,653	16,394,900
Vail Resorts Inc.	7,551	1,919,162

		99,093,758

Household Durables — 0.3%
Garmin Ltd.	28,871	3,168,304
La-Z-Boy Inc.	8,626	226,691
Meritage Homes Corp.(a)	6,985	576,612
Mohawk Industries Inc.(a)	10,752	1,516,677
Newell Brands Inc.	71,887	1,664,184
Whirlpool Corp.	11,368	2,063,519

		9,215,987

Household Products — 2.8%
Church & Dwight Co. Inc.	45,712	4,459,663
Clorox Co. (The)	23,059	3,308,275
Colgate-Palmolive Co.	150,002	11,557,654
Kimberly-Clark Corp.	62,940	8,737,960
Procter & Gamble Co. (The)	452,824	72,700,893

		100,764,445

Independent Power and Renewable Electricity Producers — 0.0%
Ormat Technologies Inc.	8,534	663,092

Industrial Conglomerates — 0.4%
3M Co.	107,946	15,567,972

Security	Shares	Value

Insurance — 2.5%
Allstate Corp. (The)	53,690	$6,793,933
Arthur J Gallagher & Co.	38,814	6,539,771
Chubb Ltd.	80,641	16,648,334
Hartford Financial Services Group Inc. (The)	63,748	4,457,898
Lincoln National Corp.	32,158	1,934,304
Loews Corp.	40,394	2,538,359
Marsh & McLennan Companies Inc.	94,363	15,258,497
Principal Financial Group Inc.	49,655	3,383,492
Progressive Corp. (The)	109,533	11,759,463
Prudential Financial Inc.	70,807	7,683,267
Travelers Companies Inc. (The)	46,082	7,882,787
Willis Towers Watson PLC	23,332	5,013,113

		89,893,218

Interactive Media & Services — 7.0%
Alphabet Inc., Class A(a)	56,278	128,437,089
Alphabet Inc., Class C, NVS(a)	53,500	123,014,155

		251,451,244

IT Services — 6.8%
Accenture PLC, Class A	118,136	35,483,329
Akamai Technologies Inc.(a)	29,765	3,342,014
Automatic Data Processing Inc.	78,890	17,212,220
Cognizant Technology Solutions Corp., Class A	98,233	7,947,050
Fidelity National Information Services Inc.	114,011	11,304,191
International Business Machines Corp.	167,897	22,197,662
Mastercard Inc., Class A	164,122	59,638,652
Okta Inc.(a)	27,674	3,301,785
PayPal Holdings Inc.(a)	208,961	18,373,941
Visa Inc., Class A	312,434	66,589,058
Western Union Co. (The)	75,526	1,265,816

		246,655,718

Leisure Products — 0.1%
Callaway Golf Co.(a)	23,105	506,924
Hasbro Inc.	24,577	2,164,251
Mattel Inc.(a)	65,482	1,591,867

		4,263,042

Life Sciences Tools & Services — 1.1%
Agilent Technologies Inc.	56,587	6,749,132
Bio-Techne Corp.	7,340	2,786,925
Illumina Inc.(a)	27,814	8,251,023
IQVIA Holdings Inc.(a)	35,792	7,802,298
Mettler-Toledo International Inc.(a)	4,298	5,490,824
Waters Corp.(a)	11,405	3,455,943
West Pharmaceutical Services Inc.	13,887	4,375,238

		38,911,383

Machinery — 2.8%
AGCO Corp.	11,912	1,517,589
Caterpillar Inc.	101,280	21,323,491
Cummins Inc.	26,768	5,064,238
Deere & Co.	55,126	20,812,821
Dover Corp.	27,014	3,600,966
Flowserve Corp.	23,840	779,806
Fortive Corp.	63,959	3,677,643
Graco Inc.	31,892	1,977,942
IDEX Corp.	14,295	2,713,477
Illinois Tool Works Inc.	58,790	11,588,097
Lincoln Electric Holdings Inc.	9,898	1,333,558
Meritor Inc.(a)	13,273	476,633
Middleby Corp. (The)(a)	10,387	1,598,456
PACCAR Inc.	64,767	5,378,899

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Parker-Hannifin Corp.	24,073	$6,519,450
Pentair PLC	31,153	1,581,015
Snap-on Inc.	9,678	2,056,478
Stanley Black & Decker Inc.	30,588	3,675,148
Tennant Co.	3,538	228,484
Timken Co. (The)	12,761	735,544
Westinghouse Air Brake Technologies Corp.	33,242	2,988,788
Xylem Inc./NY	33,843	2,724,362

		102,352,885

Media — 0.2%
Cable One Inc.	1,015	1,183,693
John Wiley & Sons Inc., Class A	6,846	348,393
New York Times Co. (The), Class A	31,371	1,202,137
Omnicom Group Inc.	39,799	3,029,898
Scholastic Corp., NVS	4,929	181,633

		5,945,754

Metals & Mining — 0.3%
Compass Minerals International Inc.	6,231	368,439
Newmont Corp.	149,406	10,884,227
Schnitzer Steel Industries Inc., Class A	4,920	224,500

		11,477,166

Multi-Utilities — 0.5%
Avista Corp.	12,969	526,153
Consolidated Edison Inc.	66,357	6,153,948
Sempra Energy	59,700	9,633,192

		16,313,293

Multiline Retail — 0.6%
Kohl’s Corp.	28,203	1,632,390
Nordstrom Inc.	20,948	538,363
Target Corp.	89,697	20,509,219

		22,679,972

Oil, Gas & Consumable Fuels — 1.3%
Cheniere Energy Inc.	44,569	6,052,916
Marathon Petroleum Corp.	115,295	10,060,642
ONEOK Inc.	83,689	5,300,024
Phillips 66	89,898	7,799,550
Valero Energy Corp.	76,362	8,512,836
Williams Companies Inc. (The)	226,914	7,780,881

		45,506,849

Personal Products — 0.3%
Estee Lauder Companies Inc. (The), Class A	43,400	11,460,204

Pharmaceuticals — 2.5%
Bristol-Myers Squibb Co.	415,064	31,241,867
Jazz Pharmaceuticals PLC(a)	11,457	1,835,641
Merck & Co. Inc.	472,472	41,903,542
Zoetis Inc.	88,589	15,702,400

		90,683,450

Professional Services — 0.3%
ASGN Inc.(a)	9,606	1,089,801
Exponent Inc.	9,873	945,932
Heidrick & Struggles International Inc.	3,415	109,143
ICF International Inc.	3,619	357,593
Kelly Services Inc., Class A, NVS	6,475	124,903
ManpowerGroup Inc.	10,279	927,166
Resources Connection Inc.	6,640	114,141
Robert Half International Inc.	20,693	2,034,329
TransUnion	35,956	3,146,869

Security	Shares	Value

Professional Services (continued)
TrueBlue Inc.(a)	6,566	$167,893

		9,017,770

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	62,650	5,202,456
Jones Lang LaSalle Inc.(a)(b)	9,503	2,078,591
Realogy Holdings Corp.(a)(b)	21,301	233,459

		7,514,506

Road & Rail — 1.7%
AMERCO	1,860	995,993
ArcBest Corp.	4,700	339,152
Avis Budget Group Inc.(a)(b)	7,392	1,978,617
CSX Corp.	415,258	14,259,960
Knight-Swift Transportation Holdings Inc.	29,600	1,417,544
Norfolk Southern Corp.	45,597	11,758,554
Ryder System Inc.	10,237	715,566
Union Pacific Corp.	120,197	28,160,955

		59,626,341

Semiconductors & Semiconductor Equipment — 6.8%
Advanced Micro Devices Inc.(a)	305,685	26,142,181
Analog Devices Inc.	100,435	15,505,155
Applied Materials Inc.	169,048	18,654,447
Intel Corp.	760,602	33,154,641
Lam Research Corp.	26,303	12,250,885
Microchip Technology Inc.	103,957	6,777,996
NVIDIA Corp.	467,822	86,766,946
NXP Semiconductors NV	49,782	8,507,744
ON Semiconductor Corp.(a)	80,852	4,213,198
Skyworks Solutions Inc.	31,026	3,515,246
Texas Instruments Inc.	172,682	29,399,111

		244,887,550

Software — 16.1%
Adobe Inc.(a)	88,991	35,235,987
ANSYS Inc.(a)	16,267	4,484,649
Autodesk Inc.(a)	41,150	7,788,872
Black Knight Inc.(a)(b)	28,774	1,893,042
Cadence Design Systems Inc.(a)	51,766	7,808,901
Citrix Systems Inc.	23,283	2,330,628
Coupa Software Inc.(a)	13,806	1,191,458
Fair Isaac Corp.(a)	5,133	1,917,227
Fortinet Inc.(a)	26,051	7,529,000
Guidewire Software Inc.(a)(b)	14,828	1,289,146
HubSpot Inc.(a)	8,380	3,179,623
Intuit Inc.	50,362	21,089,088
Microsoft Corp.	1,334,405	370,324,076
NortonLifeLock Inc.	109,242	2,735,420
Oracle Corp.	307,090	22,540,406
Paycom Software Inc.(a)	9,571	2,693,949
PTC Inc.(a)	20,952	2,392,928
RingCentral Inc., Class A(a)	14,533	1,233,125
Roper Technologies Inc.(b)	19,750	9,280,920
salesforce.com Inc.(a)	183,100	32,214,614
ServiceNow Inc.(a)	37,250	17,809,225
Splunk Inc.(a)	30,267	3,693,179
Synopsys Inc.(a)	28,508	8,175,809
Teradata Corp.(a)	20,114	831,714
VMware Inc., Class A	38,582	4,168,399
Workday Inc., Class A(a)	36,152	7,472,618

		581,304,003

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2022	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail — 2.8%
AutoNation Inc.(a)	7,982	$925,194
Best Buy Co. Inc.	41,466	3,729,037
Buckle Inc. (The)	5,303	164,711
CarMax Inc.(a)(b)	30,230	2,593,130
Foot Locker Inc.	17,432	510,932
GameStop Corp., Class A(a)(b)	12,245	1,531,482
Gap Inc. (The)	36,080	448,114
Home Depot Inc. (The)	195,373	58,690,049
Lowe’s Companies Inc.	126,148	24,943,244
ODP Corp. (The)(a)	9,339	401,857
Signet Jewelers Ltd.	9,977	700,385
Tractor Supply Co.	21,248	4,280,410
Ulta Beauty, Inc.(a)	9,634	3,822,771

		102,741,316

Technology Hardware, Storage & Peripherals — 0.5%
Dell Technologies Inc., Class C	54,495	2,561,810
Hewlett Packard Enterprise Co.	245,251	3,779,318
HP Inc.	215,873	7,907,428
Seagate Technology Holdings PLC	37,537	3,079,536
Xerox Holdings Corp.	28,491	495,743

		17,823,835

Textiles, Apparel & Luxury Goods — 1.1%
Capri Holdings Ltd.(a)	27,958	1,333,597
Columbia Sportswear Co.	6,870	564,439
Deckers Outdoor Corp.(a)	4,846	1,287,824
Hanesbrands Inc.	66,215	878,011
Nike Inc., Class B	238,933	29,794,945
PVH Corp.	13,105	953,782
Under Armour Inc., Class A(a)	34,405	528,461
Under Armour Inc., Class C, NVS(a)	39,199	556,234
VF Corp.	62,665	3,258,580
Wolverine World Wide Inc.	14,886	295,040

		39,450,913

Thrifts & Mortgage Finance — 0.0%
New York Community Bancorp. Inc.	87,962	812,769

Trading Companies & Distributors — 0.4%
Air Lease Corp.	20,601	829,808

Security	Shares	Value

Trading Companies & Distributors (continued)
Applied Industrial Technologies Inc.	6,970	$729,689
Fastenal Co.	107,910	5,968,502
H&E Equipment Services Inc.	6,439	228,456
United Rentals Inc.(a)	13,492	4,270,488
WW Grainger Inc.	8,206	4,103,246

		16,130,189

Water Utilities — 0.2%
American Water Works Co. Inc.	33,535	5,167,073
Essential Utilities Inc.	44,989	2,013,707

		7,180,780

Total Common Stocks — 99.8% (Cost: $2,864,677,734)		3,608,500,865

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	25,429,018	25,429,018
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	2,630,000	2,630,000

		28,059,018

Total Short-Term Investments — 0.8% (Cost: $28,059,591)		28,059,018

Total Investments in Securities — 100.6% (Cost: $2,892,737,325)		3,636,559,883

Other Assets, Less Liabilities — (0.6)%		(22,845,480)

Net Assets — 100.0%		$3,613,714,403

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® MSCI KLD 400 Social ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$13,210,182	$12,228,343	(a)	$—		$(8,483)	$(1,024)	$25,429,018	25,429,018	$70,386	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	8,780,000	—		(6,150,000	)(a)	—	—	2,630,000	2,630,000	1,927		—
BlackRock Inc.	20,060,560	6,610,090		(3,132,925)		1,198,161	(6,989,977)	17,745,909	28,408	451,823		—

						$1,189,678	$(6,991,001)	$45,804,927		$524,136		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	22	06/17/22	$4,540	$(278,841)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$278,841

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$525,239

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(308,731)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,825,004

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2022	iShares® MSCI KLD 400 Social ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,608,500,865	$—	$—	$3,608,500,865
Money Market Funds	28,059,018	—	—	28,059,018

	$3,636,559,883	$—	$—	$3,636,559,883

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(278,841)	$—	$—	$(278,841)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® MSCI USA ESG Select ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 1.7%
CH Robinson Worldwide Inc.	191,482	$20,325,814
Expeditors International of Washington Inc.	436,403	43,234,445

		63,560,259

Auto Components — 0.4%
Aptiv PLC(a)	133,153	14,167,479

Automobiles — 2.2%
Lucid Group Inc.(a)(b)	138,029	2,495,564
Rivian Automotive Inc., Class A(a)(b)	92,709	2,803,520
Tesla Inc.(a)	86,125	74,994,205

		80,293,289

Banks — 2.2%
Huntington Bancshares Inc./OH	1,677,852	22,063,754
KeyCorp.	279,732	5,401,625
PNC Financial Services Group Inc. (The)	57,210	9,502,581
Regions Financial Corp.	1,276,974	26,458,901
SVB Financial Group(a)(b)	24,700	12,044,708
Truist Financial Corp.	119,785	5,791,605

		81,263,174

Beverages — 3.0%
Coca-Cola Co. (The)	709,215	45,822,381
Keurig Dr Pepper Inc.	209,228	7,825,127
PepsiCo Inc.	330,677	56,780,548

		110,428,056

Biotechnology — 2.1%
Amgen Inc.	117,783	27,465,818
Biogen Inc.(a)	31,394	6,512,371
Gilead Sciences Inc.	345,750	20,516,805
Vertex Pharmaceuticals Inc.(a)	81,217	22,190,109

		76,685,103

Building Products — 2.6%
Carrier Global Corp.	142,645	5,459,024
Fortune Brands Home & Security Inc.	49,084	3,497,235
Johnson Controls International PLC	858,434	51,394,444
Owens Corning	84,753	7,706,590
Trane Technologies PLC	204,942	28,669,336

		96,726,629

Capital Markets — 5.5%
Bank of New York Mellon Corp. (The)	435,190	18,304,092
BlackRock Inc.(c)	75,690	47,282,029
CME Group Inc.	20,996	4,605,263
FactSet Research Systems Inc.	16,768	6,765,720
Invesco Ltd.	335,214	6,161,233
Moody’s Corp.	57,439	18,178,295
Morgan Stanley	425,846	34,318,929
Northern Trust Corp.	233,324	24,044,038
S&P Global Inc.	59,345	22,343,393
State Street Corp.	186,624	12,498,209
T Rowe Price Group Inc.	55,396	6,815,924

		201,317,125

Chemicals — 2.5%
DuPont de Nemours Inc.	58,672	3,868,245
Ecolab Inc.	233,098	39,472,815
International Flavors & Fragrances Inc.	87,080	10,562,804
Linde PLC	65,660	20,483,294
Mosaic Co. (The)	222,329	13,877,776

Security	Shares	Value

Chemicals (continued)
PPG Industries Inc.	26,785	$3,428,212

		91,693,146

Communications Equipment — 1.2%
Cisco Systems Inc.	825,051	40,410,998
Motorola Solutions Inc.	19,635	4,195,803

		44,606,801

Consumer Finance — 1.2%
Ally Financial Inc.	164,268	6,564,149
American Express Co.	211,573	36,963,919

		43,528,068

Containers & Packaging — 0.6%
Amcor PLC	981,730	11,643,318
Ball Corp.	115,152	9,345,736

		20,989,054

Distributors — 0.2%
LKQ Corp.	179,025	8,885,011

Diversified Telecommunication Services — 0.6%
Verizon Communications Inc.	500,756	23,185,003

Electric Utilities — 0.8%
Eversource Energy	327,162	28,593,959

Electrical Equipment — 0.2%
Plug Power Inc.(a)	167,478	3,520,388
Sunrun Inc.(a)	162,583	3,248,408

		6,768,796

Electronic Equipment, Instruments & Components — 1.0%
Cognex Corp.	62,436	4,222,547
Keysight Technologies Inc.(a)	77,449	10,863,771
Teledyne Technologies Inc.(a)	9,660	4,168,773
Trimble Inc.(a)	183,178	12,217,973
Zebra Technologies Corp., Class A(a)	12,841	4,746,804

		36,219,868

Energy Equipment & Services — 1.2%
Baker Hughes Co.	600,268	18,620,313
Schlumberger NV	608,589	23,741,057

		42,361,370

Entertainment — 1.1%
Electronic Arts Inc.	73,056	8,624,261
Netflix Inc.(a)	12,005	2,285,272
Roku Inc.(a)	24,793	2,303,270
Walt Disney Co. (The)(a)	219,585	24,512,273
Warner Bros. Discovery Inc.(a)	166,001	3,012,918

		40,737,994

Equity Real Estate Investment Trusts (REITs) — 3.1%
American Tower Corp.	89,337	21,532,004
Crown Castle International Corp.	24,315	4,503,381
Equinix Inc.	31,348	22,541,720
Healthpeak Properties Inc.	605,041	19,851,395
Iron Mountain Inc.	91,658	4,924,784
Prologis Inc.	157,129	25,186,208
Ventas Inc.	115,602	6,421,691
Welltower Inc.	85,332	7,748,999

		112,710,182

Food & Staples Retailing — 0.3%
Kroger Co. (The)	176,118	9,503,327

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2022	iShares® MSCI USA ESG Select ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products — 4.3%
Bunge Ltd.	251,955	$28,501,150
Campbell Soup Co.	246,831	11,655,360
General Mills Inc.	531,059	37,561,803
Kellogg Co.	811,579	55,593,161
McCormick & Co. Inc./MD, NVS	233,529	23,486,012

		156,797,486

Gas Utilities — 0.1%
UGI Corp.	126,163	4,327,391

Health Care Equipment & Supplies — 2.4%
Align Technology Inc.(a)	7,608	2,205,635
Dexcom Inc.(a)	20,859	8,522,570
Edwards Lifesciences Corp.(a)	229,952	24,324,323
Hologic Inc.(a)	119,543	8,605,901
IDEXX Laboratories Inc.(a)	41,848	18,014,727
Insulet Corp.(a)	46,872	11,201,939
ResMed Inc.	34,356	6,870,169
STERIS PLC	44,288	9,922,727

		89,667,991

Health Care Providers & Services — 1.3%
DaVita Inc.(a)	58,930	6,386,244
HCA Healthcare Inc.	65,632	14,081,346
Humana Inc.	14,802	6,580,377
Laboratory Corp. of America Holdings(a)	16,316	3,920,409
Quest Diagnostics Inc.	125,379	16,780,725

		47,749,101

Health Care Technology — 0.3%
Cerner Corp.	88,242	8,262,981
Teladoc Health Inc.(a)(b)	61,146	2,064,289

		10,327,270

Hotels, Restaurants & Leisure — 0.6%
Hilton Worldwide Holdings Inc.(a)	74,710	11,601,716
Vail Resorts Inc.	41,339	10,506,720

		22,108,436

Household Durables — 0.1%
Newell Brands Inc.	153,937	3,563,642

Household Products — 2.5%
Clorox Co. (The)	75,510	10,833,420
Colgate-Palmolive Co.	306,742	23,634,471
Kimberly-Clark Corp.	164,009	22,769,369
Procter & Gamble Co. (The)	217,085	34,852,997

		92,090,257

Industrial Conglomerates — 1.3%
3M Co.	338,000	48,746,360

Insurance — 2.3%
American International Group Inc.	123,215	7,209,310
Marsh & McLennan Companies Inc.	270,539	43,746,156
Prudential Financial Inc.	164,986	17,902,631
Travelers Companies Inc. (The)	87,465	14,961,763

		83,819,860

Interactive Media & Services — 3.7%
Alphabet Inc., Class A(a)	34,159	77,957,328
Alphabet Inc., Class C, NVS(a)	18,933	43,533,215
Meta Platforms Inc, Class A(a)	49,314	9,885,977
Snap Inc., Class A, NVS(a)(b)	100,047	2,847,338

		134,223,858

Security	Shares	Value

Internet & Direct Marketing Retail — 0.3%
eBay Inc.	69,434	$3,605,013
MercadoLibre Inc.(a)	5,981	5,823,281

		9,428,294

IT Services — 6.2%
Accenture PLC, Class A	129,642	38,939,271
Automatic Data Processing Inc.	218,656	47,706,366
Block Inc.(a)(b)	51,436	5,119,940
Fidelity National Information Services Inc.	46,052	4,566,056
Fiserv Inc.(a)(b)	42,897	4,200,474
International Business Machines Corp.	266,148	35,187,427
Mastercard Inc., Class A(b)	92,477	33,604,292
Okta Inc.(a)	44,015	5,251,430
PayPal Holdings Inc.(a)	121,982	10,725,877
Snowflake Inc., Class A(a)	13,136	2,252,036
Twilio Inc., Class A(a)	54,647	6,110,628
Visa Inc., Class A	160,256	34,155,361

		227,819,158

Leisure Products — 0.7%
Hasbro Inc.	283,485	24,963,689

Life Sciences Tools & Services — 3.7%
Agilent Technologies Inc.	293,303	34,982,249
Illumina Inc.(a)	22,384	6,640,213
Mettler-Toledo International Inc.(a)	15,492	19,791,495
Waters Corp.(a)	115,293	34,936,085
West Pharmaceutical Services Inc.	120,306	37,903,608

		134,253,650

Machinery — 2.5%
Caterpillar Inc.	107,958	22,729,477
Cummins Inc.	129,785	24,554,024
Deere & Co.	24,772	9,352,669
Xylem Inc./NY	420,793	33,873,837

		90,510,007

Media — 0.4%
Cable One Inc.	7,183	8,376,815
Interpublic Group of Companies Inc. (The)	228,620	7,457,584

		15,834,399

Metals & Mining — 0.3%
Newmont Corp.	162,758	11,856,920

Multi-Utilities — 0.4%
Consolidated Edison Inc.	78,094	7,242,438
Sempra Energy	43,334	6,992,374

		14,234,812

Multiline Retail — 0.5%
Target Corp.	87,837	20,083,930

Oil, Gas & Consumable Fuels — 1.5%
Cheniere Energy Inc.	135,475	18,398,860
ONEOK Inc.	330,520	20,931,832
Valero Energy Corp.	149,978	16,719,547

		56,050,239

Pharmaceuticals — 1.4%
Eli Lilly & Co.	35,615	10,404,210
Merck & Co. Inc.	173,812	15,415,386
Zoetis Inc.	151,376	26,831,396

		52,650,992

Professional Services — 0.2%
Robert Half International Inc.	59,126	5,812,677

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® MSCI USA ESG Select ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development — 0.6%
CBRE Group Inc., Class A(a)	281,009	$23,334,987

Road & Rail — 0.2%
Norfolk Southern Corp.	32,187	8,300,384

Semiconductors & Semiconductor Equipment — 6.1%
Advanced Micro Devices Inc.(a)	52,778	4,513,575
Applied Materials Inc.	316,192	34,891,787
Intel Corp.	627,434	27,349,848
Lam Research Corp.	29,610	13,791,154
Marvell Technology Inc.	57,904	3,363,064
NVIDIA Corp.	358,466	66,484,689
NXP Semiconductors NV	62,868	10,744,141
ON Semiconductor Corp.(a)	117,758	6,136,369
Texas Instruments Inc.	319,820	54,449,355

		221,723,982

Software — 10.6%
Adobe Inc.(a)	126,150	49,949,093
ANSYS Inc.(a)	34,860	9,610,553
Autodesk Inc.(a)	82,251	15,568,469
Cadence Design Systems Inc.(a)	129,498	19,534,773
HubSpot Inc.(a)	11,440	4,340,679
Intuit Inc.	70,259	29,420,956
Microsoft Corp.	667,608	185,274,572
RingCentral Inc., Class A(a)	24,277	2,059,904
salesforce.com Inc.(a)	183,963	32,366,450
ServiceNow Inc.(a)	44,338	21,197,998
Splunk Inc.(a)	41,382	5,049,432
VMware Inc., Class A	38,433	4,152,301
Workday Inc., Class A(a)	40,295	8,328,977

		386,854,157

Specialty Retail — 3.7%
Best Buy Co. Inc.	332,933	29,940,665
Home Depot Inc. (The)	225,431	67,719,472
Lowe’s Companies Inc.	138,688	27,422,778
TJX Companies Inc. (The)	59,660	3,655,965
Tractor Supply Co.	25,299	5,096,484

		133,835,364

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 5.9%
Apple Inc.	1,158,785	$182,682,455
Hewlett Packard Enterprise Co.	1,442,653	22,231,283
HP Inc.	299,181	10,959,000

		215,872,738

Textiles, Apparel & Luxury Goods — 0.8%
Lululemon Athletica Inc.(a)	12,511	4,436,776
Nike Inc., Class B	117,882	14,699,885
VF Corp.	189,547	9,856,444

		28,993,105

Trading Companies & Distributors — 1.2%
WW Grainger Inc.	90,748	45,376,722

Total Common Stocks — 99.8% (Cost: $3,596,083,826)		3,655,435,551

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	14,194,811	14,194,811
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	8,900,000	8,900,000

		23,094,811

Total Short-Term Investments — 0.6% (Cost: $23,088,939)		23,094,811

Total Investments in Securities — 100.4% (Cost: $3,619,172,765)		3,678,530,362

Other Assets, Less Liabilities — (0.4)%		(15,884,129)

Net Assets — 100.0%		$3,662,646,233

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$28,187,959	$—		$(13,978,058	)(a)	$(20,031)	$4,941	$14,194,811	14,194,811	$123,109	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,570,000	2,330,000	(a)	—		—	—	8,900,000	8,900,000	4,105		—
BlackRock Inc.	49,499,648	32,257,506		(17,666,594)		4,380,918	(21,189,449)	47,282,029	75,690	1,248,515		—

						$4,360,887	$(21,184,508)	$70,376,840		$1,375,729		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) April 30, 2022	iShares® MSCI USA ESG Select ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	33	06/17/22	$6,810	$(309,510)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$309,510

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$941,221

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(702,954)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,031,847

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,655,435,551	$—	$—	$3,655,435,551
Money Market Funds	23,094,811	—	—	23,094,811

	$3,678,530,362	$—	$—	$3,678,530,362

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(309,510)	$—	$—	$(309,510)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® U.S. Basic Materials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.7%
Hexcel Corp.	143,498	$7,800,551

Chemicals — 53.4%
Air Products and Chemicals Inc.	363,312	85,040,440
Albemarle Corp.	196,431	37,877,790
Ashland Global Holdings Inc.	88,447	9,284,282
Celanese Corp.	187,069	27,487,919
CF Industries Holdings Inc.	367,300	35,565,659
Chemours Co. (The)	273,253	9,036,477
Dow Inc.	1,213,151	80,674,542
Eastman Chemical Co.	230,027	23,616,872
Ecolab Inc.	412,574	69,865,281
Element Solutions Inc.	397,324	8,192,821
FMC Corp.	217,695	28,853,295
Huntsman Corp.	356,062	12,059,820
International Flavors & Fragrances Inc.	401,806	48,739,068
LyondellBasell Industries NV, Class A	424,146	44,972,200
Mosaic Co. (The)	629,305	39,281,218
NewMarket Corp.	10,888	3,534,354
Olin Corp.	243,180	13,958,532
Scotts Miracle-Gro Co. (The)	70,511	7,328,208
Valvoline Inc.	311,019	9,402,104
Westlake Corp.	56,939	7,205,630

		601,976,512

Containers & Packaging — 5.0%
Avery Dennison Corp.	142,174	25,676,624
International Paper Co.	664,678	30,761,298

		56,437,922

Machinery — 0.6%
Timken Co. (The)	110,265	6,355,675

Metals & Mining — 34.6%
Alcoa Corp.	316,219	21,439,648
Cleveland-Cliffs Inc.(a)	766,701	19,543,209
Freeport-McMoRan Inc.	2,390,897	96,950,873

Security	Shares	Value

Metals & Mining (continued)
Newmont Corp.	1,312,575	$95,621,089
Nucor Corp.	451,045	69,812,745
Reliance Steel & Aluminum Co.	107,005	21,213,741
Royal Gold Inc.	112,525	14,682,262
Southern Copper Corp.	144,605	9,004,553
Steel Dynamics Inc.	323,794	27,765,336
United States Steel Corp.	444,319	13,547,286

		389,580,742

Paper & Forest Products — 0.2%
Sylvamo Corp.(a)	61,267	2,735,571

Trading Companies & Distributors — 5.2%
Fastenal Co.	901,755	49,876,069
Univar Solutions Inc.(a)	287,296	8,366,060

		58,242,129

Total Common Stocks — 99.7% (Cost: $1,135,752,285)		1,123,129,102

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(b)(c)	1,980,000	1,980,000

Total Short-Term Investments — 0.2% (Cost: $1,980,000)		1,980,000

Total Investments in Securities — 99.9% (Cost: $1,137,732,285)		1,125,109,102

Other Assets, Less Liabilities — 0.1%		1,217,037

Net Assets — 100.0%		$1,126,326,139

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$9	(b)	$—	$(9)	$—	$—	—	$1,665	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,347,000	633,000	(b)	—	—	—	1,980,000	1,980,000	858		—

					$(9)	$—	$1,980,000		$2,523		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Basic Materials ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-mini Materials Select Sector Index	33	06/17/22	$2,959	$(14,571)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$14,571

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(32,978)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(74,772)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,963,926

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,123,129,102	$—	$—	$1,123,129,102
Money Market Funds	1,980,000	—	—	1,980,000

	$1,125,109,102	$—	$—	$1,125,109,102

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(14,571)	$—	$—	$(14,571)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® U.S. Consumer Discretionary ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 2.1%
Alaska Air Group Inc.(a)	22,621	$1,230,356
American Airlines Group Inc.(a)	117,095	2,197,873
Copa Holdings SA, Class A, NVS(a)(b)	5,823	438,880
Delta Air Lines Inc.(a)(b)	117,244	5,045,009
JetBlue Airways Corp.(a)	57,751	635,839
Southwest Airlines Co.(a)	108,377	5,063,373
United Airlines Holdings Inc.(a)	59,299	2,994,600

		17,605,930

Auto Components — 1.2%
Aptiv PLC(a)	49,509	5,267,758
BorgWarner Inc.	43,935	1,618,126
Gentex Corp.	43,392	1,273,555
Lear Corp.	11,008	1,408,364
QuantumScape Corp.(a)(b)	44,646	667,011

		10,234,814

Automobiles — 11.2%
Ford Motor Co.	718,381	10,172,275
General Motors Co.(a)	252,421	9,569,280
Harley-Davidson Inc.	28,066	1,023,006
Rivian Automotive Inc., Class A(a)(b)	27,031	817,418
Tesla Inc.(a)	84,666	73,723,766
Thor Industries Inc.	9,726	744,525

		96,050,270

Commercial Services & Supplies — 0.8%
Copart Inc.(a)	38,351	4,358,591
Driven Brands Holdings Inc.(a)	9,786	272,932
IAA Inc.(a)	24,683	904,632
Rollins Inc.	41,556	1,393,788

		6,929,943

Distributors — 1.0%
Genuine Parts Co.	25,551	3,322,908
LKQ Corp.	49,894	2,476,239
Pool Corp.	7,140	2,893,271

		8,692,418

Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions Inc.(a)	11,021	1,259,039
Chegg Inc.(a)(b)	24,715	611,449
frontdoor Inc.(a)	15,670	484,360
Grand Canyon Education Inc.(a)	7,235	694,343
H&R Block Inc.	30,112	785,020
Mister Car Wash Inc.(a)(b)	13,891	200,030
Service Corp. International	29,426	1,930,640
Terminix Global Holdings Inc.(a)	22,213	1,019,354

		6,984,235

Entertainment — 9.7%
Activision Blizzard Inc.	141,775	10,718,190
Electronic Arts Inc.	51,425	6,070,721
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	4,492	257,931
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	36,357	2,266,132
Live Nation Entertainment Inc.(a)	25,300	2,653,464
Madison Square Garden Sports Corp.(a)	3,434	556,686
Netflix Inc.(a)	79,309	15,097,261
Playtika Holding Corp.(a)(b)	19,230	338,063
Spotify Technology SA(a)	25,324	2,574,185
Take-Two Interactive Software Inc.(a)(b)	20,963	2,505,288
Walt Disney Co. (The)(a)	276,365	30,850,625
Warner Bros. Discovery Inc.(a)	405,463	7,359,154

Security	Shares	Value

Entertainment (continued)
World Wrestling Entertainment Inc., Class A	7,952	$464,317
Zynga Inc., Class A(a)	188,475	1,558,688

		83,270,705

Food & Staples Retailing — 8.8%
Costco Wholesale Corp.	68,621	36,487,158
Walmart Inc.	252,567	38,640,225

		75,127,383

Health Care Equipment & Supplies — 0.0%
Figs Inc., Class A(a)(b)	14,056	220,117

Hotels, Restaurants & Leisure — 16.5%
Aramark	42,494	1,540,408
Booking Holdings Inc.(a)(b)	7,528	16,639,214
Boyd Gaming Corp.	15,026	910,275
Caesars Entertainment Inc.(a)	37,402	2,479,005
Carnival Corp.(a)	158,315	2,738,850
Chipotle Mexican Grill Inc.(a)	5,149	7,494,936
Choice Hotels International Inc.	6,368	894,449
Churchill Downs Inc.	6,762	1,372,280
Darden Restaurants Inc.	23,285	3,067,333
Domino’s Pizza Inc.	6,649	2,247,362
DraftKings Inc., Class A(a)	56,299	770,170
Expedia Group Inc.(a)	26,599	4,648,175
Hilton Worldwide Holdings Inc.(a)	50,265	7,805,652
Hyatt Hotels Corp., Class A(a)	9,036	858,059
Las Vegas Sands Corp.(a)	60,672	2,149,609
Marriott International Inc./MD, Class A(a)	49,913	8,860,556
Marriott Vacations Worldwide Corp.	7,630	1,139,388
McDonald’s Corp.	137,142	34,170,301
MGM Resorts International	69,253	2,842,143
Norwegian Cruise Line Holdings Ltd.(a)	67,725	1,356,532
Penn National Gaming Inc.(a)(b)	30,197	1,104,304
Planet Fitness Inc., Class A(a)	15,278	1,222,698
Royal Caribbean Cruises Ltd.(a)(b)	40,205	3,125,135
Six Flags Entertainment Corp.(a)	14,263	545,845
Starbucks Corp.	211,238	15,766,804
Travel + Leisure Co.	15,482	858,941
Vail Resorts Inc.	7,323	1,861,214
Wendy’s Co. (The)	32,494	642,081
Wyndham Hotels & Resorts Inc.	16,817	1,479,223
Wynn Resorts Ltd.(a)	19,382	1,366,043
Yum China Holdings Inc.	78,589	3,285,020
Yum! Brands Inc.	53,095	6,212,646

		141,454,651

Household Durables — 2.5%
DR Horton Inc.	60,265	4,193,841
Garmin Ltd.	27,770	3,047,480
Leggett & Platt Inc.	24,316	866,379
Lennar Corp., Class A	47,193	3,609,793
Lennar Corp., Class B	2,897	188,884
Newell Brands Inc.	69,757	1,614,875
NVR Inc.(a)	575	2,516,321
PulteGroup Inc.	45,432	1,897,240
Tempur Sealy International Inc.	32,567	882,891
Toll Brothers Inc.	19,967	925,870
Whirlpool Corp.	10,520	1,909,590

		21,653,164

Interactive Media & Services — 0.1%
TripAdvisor Inc.(a)	18,375	471,686

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Consumer Discretionary ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail — 12.6%
Amazon.com Inc.(a)	39,612	$98,460,776
eBay Inc.	114,875	5,964,310
Etsy Inc.(a)(b)	23,233	2,165,083
Qurate Retail Inc., Series A(a)	67,443	283,935
Wayfair Inc., Class A(a)(b)	13,971	1,074,929

		107,949,033

IT Services — 0.1%
Sabre Corp.(a)	58,523	612,736

Leisure Products — 0.7%
Hasbro Inc.	23,460	2,065,888
Mattel Inc.(a)	63,946	1,554,527
Peloton Interactive Inc., Class A(a)	54,609	958,934
Polaris Inc.	10,460	993,072
YETI Holdings Inc.(a)	15,642	764,425

		6,336,846

Media — 2.2%
Fox Corp., Class A, NVS	57,115	2,047,002
Fox Corp., Class B	27,166	902,998
Interpublic Group of Companies Inc. (The)	71,892	2,345,117
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	16,974	710,022
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	29,310	1,227,503
New York Times Co. (The), Class A	30,262	1,159,640
News Corp., Class A, NVS	71,493	1,419,851
News Corp., Class B	22,397	445,924
Nexstar Media Group Inc., Class A	7,220	1,143,792
Omnicom Group Inc.	37,977	2,891,189
Paramount Global, Class A	1,413	44,580
Paramount Global, Class B, NVS	106,957	3,114,588
Sirius XM Holdings Inc.(b)	159,392	956,352

		18,408,558

Multiline Retail — 4.6%
Dollar General Corp.	42,829	10,173,172
Dollar Tree Inc.(a)	40,849	6,635,920
Kohl’s Corp.	25,332	1,466,216
Nordstrom Inc.	20,431	525,077
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	11,621	558,389
Target Corp.	87,907	20,099,936

		39,458,710

Personal Products — 1.4%
Coty Inc., Class A(a)	64,622	524,084
Estee Lauder Companies Inc. (The), Class A	42,019	11,095,537

		11,619,621

Professional Services — 0.2%
Nielsen Holdings PLC	65,557	1,757,583

Road & Rail — 1.4%
AMERCO	1,641	878,723
Lyft Inc., Class A(a)	53,966	1,759,291
Uber Technologies Inc.(a)(b)	296,258	9,326,202

		11,964,216

Software — 0.5%
Trade Desk Inc. (The), Class A(a)(b)	79,662	4,693,685

Specialty Retail — 15.7%
Advance Auto Parts Inc.	11,433	2,282,370
AutoNation Inc.(a)	7,551	875,236
AutoZone Inc.(a)	3,780	7,391,677
Bath & Body Works Inc.	43,558	2,303,783

Security	Shares	Value

Specialty Retail (continued)
Best Buy Co. Inc.	44,069	$3,963,125
Burlington Stores Inc.(a)(b)	12,172	2,477,732
CarMax Inc.(a)(b)	29,917	2,566,280
Carvana Co., Class A(a)(b)	15,947	924,288
Dick’s Sporting Goods Inc.	11,064	1,066,791
Five Below Inc.(a)	10,106	1,587,653
Floor & Decor Holdings Inc., Class A(a)	18,663	1,487,814
Foot Locker Inc.	16,124	472,594
GameStop Corp., Class A(a)(b)	11,777	1,472,949
Gap Inc. (The)	37,211	462,161
Home Depot Inc. (The)	130,279	39,135,812
Leslie’s Inc.(a)(b)	29,243	573,163
Lithia Motors Inc.	5,394	1,527,203
Lowe’s Companies Inc.	123,806	24,480,160
O’Reilly Automotive Inc.(a)	12,221	7,412,648
Penske Automotive Group Inc.	5,698	597,264
Petco Health & Wellness Co. Inc.(a)(b)	10,151	195,508
RH(a)	3,207	1,077,937
Ross Stores Inc.	64,266	6,411,819
TJX Companies Inc. (The)	219,024	13,421,791
Tractor Supply Co.	20,828	4,195,801
Ulta Beauty, Inc.(a)	9,641	3,825,549
Victoria’s Secret & Co.(a)(b)	13,811	650,774
Williams-Sonoma Inc.	13,308	1,736,428

		134,576,310

Textiles, Apparel & Luxury Goods — 5.7%
Capri Holdings Ltd.(a)	26,470	1,262,619
Carter’s Inc.	7,549	635,928
Columbia Sportswear Co.	7,246	595,331
Deckers Outdoor Corp.(a)	4,947	1,314,665
Hanesbrands Inc.	63,491	841,891
Lululemon Athletica Inc.(a)	20,927	7,421,342
Nike Inc., Class B	227,514	28,370,996
PVH Corp.	12,766	929,109
Ralph Lauren Corp.	8,305	866,544
Skechers U.S.A. Inc., Class A(a)	24,104	923,183
Tapestry Inc.	48,456	1,595,172
Under Armour Inc., Class A(a)	34,829	534,973
Under Armour Inc., Class C, NVS(a)(b)	37,787	536,198
VF Corp.	59,406	3,089,112

		48,917,063

Trading Companies & Distributors — 0.1%
SiteOne Landscape Supply Inc.(a)	8,085	1,140,227

Total Common Stocks — 99.9% (Cost: $1,007,919,225)		856,129,904

Short-Term Investments

Money Market Funds — 3.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	26,606,180	26,606,180

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Consumer Discretionary ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	620,000	$620,000

		27,226,180

Total Short-Term Investments — 3.2% (Cost: $27,217,218)		27,226,180

Total Investments in Securities — 103.1% (Cost: $1,035,136,443)		883,356,084

Other Assets, Less Liabilities — (3.1)%		(26,490,205)

Net Assets — 100.0%		$856,865,879

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$43,823,267	$—	$(17,219,586	)(a)	$(566)	$3,065	$26,606,180	26,606,180	$83,465	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,273,000	—	(1,653,000	)(a)	—	—	620,000	620,000	616		—

					$(566)	$3,065	$27,226,180		$84,081		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	2	06/17/22	$413	$(30,268)
S&P Consumer Discretionary Select Sector E-Mini Index	1	06/17/22	164	(11,742)

				$(42,010)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$42,010

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Consumer Discretionary ETF

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$88,671

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(154,868)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,223,489

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$856,129,904	$—	$—	$856,129,904
Money Market Funds	27,226,180	—	—	27,226,180

	$883,356,084	$—	$—	$883,356,084

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(42,010)	$—	$—	$(42,010)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® U.S. Consumer Staples ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Beverages — 27.8%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	5,237	$1,963,875
Brown-Forman Corp., Class A	25,550	1,594,831
Brown-Forman Corp., Class B, NVS	102,910	6,940,250
Coca-Cola Co. (The)	1,954,059	126,251,752
Constellation Brands Inc., Class A	87,616	21,561,422
Keurig Dr Pepper Inc.	392,215	14,668,841
Molson Coors Beverage Co., Class B	100,229	5,426,398
Monster Beverage Corp.(a)	208,473	17,861,967
PepsiCo Inc.	695,609	119,443,021

		315,712,357

Chemicals — 2.1%
Corteva Inc.	409,650	23,632,709

Food & Staples Retailing — 6.8%
Albertsons Companies Inc., Class A	91,206	2,852,924
Casey’s General Stores Inc.	20,664	4,159,663
Grocery Outlet Holding Corp.(a)	49,028	1,650,773
Kroger Co. (The)	410,313	22,140,489
Sysco Corp.	286,987	24,531,649
U.S. Foods Holding Corp.(a)	123,825	4,658,296
Walgreens Boots Alliance Inc.	402,764	17,077,194

		77,070,988

Food Products — 20.3%
Archer-Daniels-Midland Co.	312,511	27,988,485
Beyond Meat Inc.(a)(b)	32,140	1,185,323
Bunge Ltd.	77,130	8,724,946
Campbell Soup Co.	109,358	5,163,885
Conagra Brands Inc.	262,989	9,186,206
Darling Ingredients Inc.(a)	90,652	6,652,950
Flowers Foods Inc.	105,181	2,789,400
Freshpet Inc.(a)(b)	22,902	2,137,902
General Mills Inc.	338,839	23,966,082
Hain Celestial Group Inc. (The)(a)	49,425	1,657,714
Hershey Co. (The)	82,116	18,539,329
Hormel Foods Corp.	158,606	8,309,368
Ingredion Inc.	37,614	3,201,328
JM Smucker Co. (The)	58,866	8,060,521
Kellogg Co.	141,293	9,678,570
Kraft Heinz Co. (The)	389,849	16,619,263
Lamb Weston Holdings Inc.	81,809	5,407,575
McCormick & Co. Inc./MD, NVS	140,014	14,081,208
Mondelez International Inc., Class A	599,499	38,655,696
Pilgrim’s Pride Corp.(a)(b)	26,446	749,744
Post Holdings Inc.(a)	32,158	2,392,234
Seaboard Corp.	142	599,949
Tyson Foods Inc., Class A	161,182	15,015,715

		230,763,393

Security	Shares	Value

Health Care Providers & Services — 7.3%
AmerisourceBergen Corp.	83,337	$12,608,055
CVS Health Corp.	461,638	44,377,261
McKesson Corp.	84,220	26,075,354

		83,060,670

Household Products — 24.6%
Church & Dwight Co. Inc.	135,878	13,256,258
Clorox Co. (The)	68,955	9,892,974
Colgate-Palmolive Co.	425,901	32,815,672
Kimberly-Clark Corp.	189,279	26,277,603
Procter & Gamble Co. (The)	1,208,294	193,991,602
Reynolds Consumer Products Inc.	30,286	896,163
Spectrum Brands Holdings Inc.	22,459	1,910,587

		279,040,859

Personal Products — 0.2%
Herbalife Nutrition Ltd.(a)	57,086	1,517,346
Olaplex Holdings Inc.(a)	45,349	666,630

		2,183,976

Tobacco — 10.6%
Altria Group Inc.	756,318	42,028,591
Philip Morris International Inc.	786,684	78,668,400

		120,696,991

Total Common Stocks — 99.7% (Cost: $1,041,652,045)		1,132,161,943

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	4,356,847	4,356,847
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	2,290,000	2,290,000

		6,646,847

Total Short-Term Investments — 0.6% (Cost: $6,645,564)		6,646,847

Total Investments in Securities — 100.3% (Cost: $1,048,297,609)		1,138,808,790

Other Assets, Less Liabilities — (0.3)%		(3,854,461)

Net Assets — 100.0%		$1,134,954,329

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Consumer Staples ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,114,123	$3,245,408	(a)	$—	$(3,812)	$1,128	$4,356,847	4,356,847	$42,709	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	810,000	1,480,000	(a)	—	—	—	2,290,000	2,290,000	728		—

					$(3,812)	$1,128	$6,646,847		$43,437		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-mini Consumer Staples Select Sector Index	34	06/17/22	$2,651	$(28,483)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$28,483

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$131,499

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(54,835)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,915,316

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Consumer Staples ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,132,161,943	$—	$—	$1,132,161,943
Money Market Funds	6,646,847	—	—	6,646,847

	$1,138,808,790	$—	$—	$1,138,808,790

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(28,483)	$—	$—	$(28,483)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments April 30, 2022	iShares® U.S. Financial Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 39.5%
Bank of America Corp.	3,996,045	$142,578,886
Bank OZK	67,821	2,605,683
BOK Financial Corp.	17,009	1,410,556
Citigroup Inc.	1,115,538	53,780,087
Citizens Financial Group Inc.	278,133	10,958,440
Comerica Inc.	73,603	6,028,086
Commerce Bancshares Inc.	62,308	4,259,998
Cullen/Frost Bankers Inc.	32,133	4,250,875
East West Bancorp. Inc.	79,741	5,685,533
Fifth Third Bancorp.	384,370	14,425,406
First Citizens BancShares Inc./NC, Class A	7,476	4,780,005
First Financial Bankshares Inc.	71,933	2,875,881
First Horizon Corp.	300,096	6,716,148
First Republic Bank/CA	100,770	15,036,899
FNB Corp.	191,733	2,208,764
Glacier Bancorp. Inc.	60,855	2,784,725
Home BancShares Inc./AR	84,992	1,837,527
Huntington Bancshares Inc./OH	808,247	10,628,448
JPMorgan Chase & Co.	1,661,310	198,293,962
KeyCorp.	522,153	10,082,774
M&T Bank Corp.	100,810	16,799,045
Pinnacle Financial Partners Inc.	42,712	3,312,316
PNC Financial Services Group Inc. (The)	236,099	39,216,044
Popular Inc.	44,813	3,494,966
Prosperity Bancshares Inc.	51,704	3,380,408
Regions Financial Corp.	529,549	10,972,255
Signature Bank/New York NY	35,263	8,542,462
SVB Financial Group(a)	33,023	16,103,336
Synovus Financial Corp.	81,672	3,392,655
Truist Financial Corp.	750,413	36,282,469
U.S. Bancorp.	759,156	36,864,615
UMB Financial Corp.	24,379	2,198,498
Umpqua Holdings Corp.	121,591	2,011,115
United Bankshares Inc./WV	76,524	2,545,188
Valley National Bancorp.	237,661	2,847,179
Webster Financial Corp.	100,991	5,048,540
Wells Fargo & Co.	2,184,415	95,306,026
Western Alliance Bancorp.	59,846	4,554,879
Wintrust Financial Corp.	31,988	2,793,192
Zions Bancorp. NA	85,162	4,812,505

		801,706,376

Capital Markets — 33.0%
Affiliated Managers Group Inc.	22,807	2,863,875
Ameriprise Financial Inc.	62,347	16,552,505
Ares Management Corp., Class A	94,222	6,239,381
Bank of New York Mellon Corp. (The)	415,894	17,492,502
BlackRock Inc.(b)	80,153	50,069,976
Blackstone Inc., NVS	395,949	40,216,540
Blue Owl Capital Inc.	186,737	2,227,772
Carlyle Group Inc. (The)	78,052	2,832,507
Cboe Global Markets Inc.	59,931	6,771,004
Charles Schwab Corp. (The)	845,131	56,057,539
CME Group Inc.	202,038	44,315,015
Coinbase Global Inc., Class A(a)	16,539	1,864,111
FactSet Research Systems Inc.	21,247	8,572,952
Federated Hermes Inc.	54,643	1,556,233
Franklin Resources Inc.	158,565	3,899,113
Goldman Sachs Group Inc. (The)	190,829	58,296,351

Security	Shares	Value

Capital Markets (continued)
Houlihan Lokey Inc.	28,623	$2,384,010
Interactive Brokers Group Inc., Class A	49,034	2,920,465
Intercontinental Exchange Inc.	315,854	36,579,052
Invesco Ltd.	191,523	3,520,193
Janus Henderson Group PLC	95,010	2,895,905
Jefferies Financial Group Inc.	109,112	3,356,285
KKR & Co. Inc.	328,862	16,762,096
Lazard Ltd., Class A	63,291	2,074,046
LPL Financial Holdings Inc.	45,051	8,463,731
MarketAxess Holdings Inc.	21,375	5,634,664
Moody’s Corp.	90,922	28,774,995
Morgan Stanley	796,915	64,223,380
Morningstar Inc.	13,305	3,369,225
MSCI Inc.	45,689	19,246,491
Nasdaq Inc.	65,806	10,355,890
Northern Trust Corp.	116,791	12,035,312
Raymond James Financial Inc.	105,034	10,236,614
Robinhood Markets Inc., Class A(a)(c)	33,150	325,036
S&P Global Inc.	199,108	74,964,162
SEI Investments Co.	59,094	3,292,718
State Street Corp.	205,739	13,778,341
Stifel Financial Corp.	58,924	3,644,449
T Rowe Price Group Inc.	128,849	15,853,581
Tradeweb Markets Inc., Class A	59,017	4,201,420
Virtu Financial Inc., Class A	46,426	1,340,783

		670,060,220

Consumer Finance — 7.0%
Ally Financial Inc.	189,977	7,591,481
American Express Co.	345,765	60,408,603
Capital One Financial Corp.	232,681	28,996,706
Credit Acceptance Corp.(a)(c)	4,540	2,326,750
Discover Financial Services	161,903	18,207,612
FirstCash Holdings Inc.	22,617	1,804,384
OneMain Holdings Inc.	61,100	2,806,323
PROG Holdings Inc.(a)	32,217	852,784
SLM Corp.	157,271	2,631,144
SoFi Technologies Inc.(a)(c)	362,508	2,218,549
Synchrony Financial	293,030	10,786,434
Upstart Holdings Inc.(a)(c)	27,597	2,070,327

		140,701,097

Diversified Financial Services — 0.9%
Apollo Global Management Inc.	208,639	10,381,877
Equitable Holdings Inc.	211,526	6,098,294
Jackson Financial Inc., Class A	52,252	2,210,782

		18,690,953

Insurance — 0.3%
Fidelity National Financial Inc.	159,956	6,369,448

IT Services — 18.5%
Mastercard Inc., Class A	485,171	176,301,438
Visa Inc., Class A	932,288	198,698,541

		374,999,979

Thrifts & Mortgage Finance — 0.5%
Essent Group Ltd.	61,982	2,512,131
MGIC Investment Corp.	180,649	2,359,276
New York Community Bancorp. Inc.	262,709	2,427,431
Radian Group Inc.	100,660	2,153,117
Rocket Companies Inc., Class A(c)	75,073	664,396
TFS Financial Corp.	26,917	403,486

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Financial Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
UWM Holdings Corp.	46,062	$170,890

		10,690,727

Total Common Stocks — 99.7% (Cost: $2,125,509,711)		2,023,218,800

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(b)(d)(e)	6,001,069	6,001,069
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(b)(d)	1,879,000	1,879,000

		7,880,069

Total Short-Term Investments — 0.4% (Cost: $7,878,467)		7,880,069

Total Investments in Securities — 100.1% (Cost: $2,133,388,178)		2,031,098,869

Other Assets, Less Liabilities — (0.1)%		(2,067,558)

Net Assets — 100.0%		$2,029,031,311

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$6,008,359	(a)	$—		$(8,892)	$1,602	$6,001,069	6,001,069	$23,886	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,049,000	—		(170,000	)(a)	—	—	1,879,000	1,879,000	1,620		—
BlackRock Inc.	47,072,882	36,812,757		(15,647,356)		4,065,136	(22,233,443)	50,069,976	80,153	1,462,479		—

						$4,056,244	$(22,231,841)	$57,950,045		$1,487,985		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-mini Financials Select Sector Index	53	06/17/22	$5,627	$(375,528)

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Financial Services ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$375,528

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$246,302

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(459,708)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,474,538

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,023,218,800	$—	$—	$2,023,218,800
Money Market Funds	7,880,069	—	—	7,880,069

	$2,031,098,869	$—	$—	$2,031,098,869

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(375,528)	$—	$—	$(375,528)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 32.6%
Bank of America Corp.	3,122,620	$111,415,082
Bank of Hawaii Corp.	21,566	1,603,216
Bank OZK	64,531	2,479,281
BOK Financial Corp.	16,328	1,354,081
Citigroup Inc.	1,075,343	51,842,286
Citizens Financial Group Inc.	266,416	10,496,790
Comerica Inc.	70,933	5,809,413
Commerce Bancshares Inc.	59,951	4,098,850
Cullen/Frost Bankers Inc.	30,987	4,099,270
East West Bancorp. Inc.	76,354	5,444,040
Fifth Third Bancorp.	369,047	13,850,334
First Citizens BancShares Inc./NC, Class A	6,564	4,196,890
First Hawaiian Inc.	69,117	1,631,852
First Horizon Corp.	286,285	6,407,058
First Republic Bank/CA	96,429	14,389,135
FNB Corp.	185,698	2,139,241
Huntington Bancshares Inc./OH	777,538	10,224,625
JPMorgan Chase & Co.	1,186,112	141,574,328
KeyCorp.	502,455	9,702,406
M&T Bank Corp.	96,913	16,149,582
PacWest Bancorp.	62,607	2,059,144
Pinnacle Financial Partners Inc.	40,296	3,124,955
PNC Financial Services Group Inc. (The)	229,937	38,192,536
Popular Inc.	42,864	3,342,963
Prosperity Bancshares Inc.	48,335	3,160,142
Regions Financial Corp.	520,540	10,785,589
Signature Bank/New York NY	33,219	8,047,303
SVB Financial Group(a)	30,654	14,948,117
Synovus Financial Corp.	78,749	3,271,234
Truist Financial Corp.	718,660	34,747,211
U.S. Bancorp.	727,423	35,323,661
Umpqua Holdings Corp.	117,244	1,939,216
Webster Financial Corp.	96,505	4,824,285
Wells Fargo & Co.	2,060,490	89,899,179
Western Alliance Bancorp.	56,136	4,272,511
Wintrust Financial Corp.	30,602	2,672,167
Zions Bancorp. NA	80,765	4,564,030

		684,082,003

Capital Markets — 30.0%
Affiliated Managers Group Inc.	21,928	2,753,499
Ameriprise Financial Inc.	60,574	16,081,791
Ares Management Corp., Class A	76,823	5,087,219
Bank of New York Mellon Corp. (The)	399,056	16,784,295
BlackRock Inc.(b)	77,472	48,395,209
Blackstone Inc., NVS	379,826	38,578,927
Carlyle Group Inc. (The)	88,039	3,194,935
Cboe Global Markets Inc.	57,555	6,502,564
Charles Schwab Corp. (The)	815,181	54,070,956
CME Group Inc.	194,262	42,609,427
Evercore Inc., Class A	20,692	2,188,179
FactSet Research Systems Inc.	20,525	8,281,632
Franklin Resources Inc.	156,943	3,859,228
Goldman Sachs Group Inc. (The)	177,595	54,253,497
Interactive Brokers Group Inc., Class A	43,339	2,581,271
Intercontinental Exchange Inc.	301,316	34,895,406
Invesco Ltd.	180,888	3,324,721
Janus Henderson Group PLC	91,517	2,789,438
Jefferies Financial Group Inc.	116,350	3,578,926

Security	Shares	Value

Capital Markets (continued)
KKR & Co. Inc.	301,227	$15,353,540
Lazard Ltd., Class A	54,201	1,776,167
LPL Financial Holdings Inc.	43,091	8,095,506
MarketAxess Holdings Inc.	20,220	5,330,194
Moody’s Corp.	87,920	27,824,922
Morgan Stanley	716,641	57,754,098
Morningstar Inc.	12,657	3,205,132
MSCI Inc.	42,824	18,039,610
Nasdaq Inc.	62,991	9,912,894
Northern Trust Corp.	111,152	11,454,214
Raymond James Financial Inc.	99,978	9,743,856
S&P Global Inc.	187,853	70,726,654
SEI Investments Co.	57,840	3,222,845
State Street Corp.	197,647	13,236,420
Stifel Financial Corp.	55,316	3,421,295
T Rowe Price Group Inc.	123,264	15,166,403
Tradeweb Markets Inc., Class A	56,729	4,038,537
Virtu Financial Inc., Class A	47,424	1,369,605

		629,483,012

Consumer Finance — 1.6%
Ally Financial Inc.	182,841	7,306,326
Credit Acceptance Corp.(a)(c)	4,262	2,184,275
Discover Financial Services	155,857	17,527,678
OneMain Holdings Inc.	59,378	2,727,232
SLM Corp.	151,117	2,528,187
Upstart Holdings Inc.(a)(c)	26,099	1,957,947

		34,231,645

Diversified Financial Services — 11.3%
Apollo Global Management Inc.	199,690	9,936,574
Berkshire Hathaway Inc., Class B(a)	676,208	218,300,229
Equitable Holdings Inc.	189,536	5,464,323
Voya Financial Inc.	59,340	3,746,728

		237,447,854

Insurance — 22.8%
Aflac Inc.	348,945	19,987,570
Alleghany Corp.(a)	7,183	6,008,579
Allstate Corp. (The)	151,600	19,183,464
American Financial Group Inc./OH	36,655	5,075,984
American International Group Inc.	450,016	26,330,436
Aon PLC, Class A	118,377	34,091,392
Arch Capital Group Ltd.(a)	201,291	9,192,960
Arthur J Gallagher & Co.	110,924	18,689,585
Assurant Inc.	30,734	5,589,900
Assured Guaranty Ltd.	36,563	2,016,449
Axis Capital Holdings Ltd.	42,046	2,410,497
Brighthouse Financial Inc.(a)	42,074	2,160,921
Brown & Brown Inc.	126,914	7,866,130
Chubb Ltd.	232,368	47,972,374
Cincinnati Financial Corp.	81,113	9,949,321
CNA Financial Corp.	14,863	705,101
Erie Indemnity Co., Class A, NVS	13,618	2,182,693
Everest Re Group Ltd.	21,025	5,775,778
Fidelity National Financial Inc.	147,649	5,879,383
First American Financial Corp.	57,752	3,367,519
Globe Life Inc.	54,143	5,310,345
GoHealth Inc., Class A(a)(c)	22,349	16,699
Hanover Insurance Group Inc. (The)	19,259	2,827,606
Hartford Financial Services Group Inc. (The)	181,101	12,664,393
Kemper Corp.	32,530	1,501,585

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Lemonade Inc.(a)(c)	21,066	$439,437
Lincoln National Corp.	97,318	5,853,678
Loews Corp.	113,237	7,115,813
Markel Corp.(a)	7,322	9,908,716
Marsh & McLennan Companies Inc.	275,306	44,516,980
Mercury General Corp.	14,282	720,241
MetLife Inc.	378,560	24,863,821
Old Republic International Corp.	151,824	3,341,646
Primerica Inc.	21,320	2,762,219
Principal Financial Group Inc.	139,712	9,519,976
Progressive Corp. (The)	316,546	33,984,378
Prudential Financial Inc.	204,907	22,234,459
Reinsurance Group of America Inc.	36,399	3,906,341
RenaissanceRe Holdings Ltd.	23,629	3,391,234
Travelers Companies Inc. (The)	130,535	22,329,317
Unum Group	110,170	3,362,388
W R Berkley Corp.	112,210	7,460,843
White Mountains Insurance Group Ltd.	1,580	1,655,872
Willis Towers Watson PLC	67,198	14,438,162

		478,562,185

IT Services — 0.4%
Broadridge Financial Solutions Inc.	62,607	9,023,547

Mortgage Real Estate Investment — 0.7%
AGNC Investment Corp.	284,211	3,120,637
Annaly Capital Management Inc.	763,815	4,903,692
New Residential Investment Corp.	234,984	2,443,834
Starwood Property Trust Inc.	156,733	3,586,051

		14,054,214

Thrifts & Mortgage Finance — 0.3%
MGIC Investment Corp.	173,221	2,262,266

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
New York Community Bancorp. Inc.	245,605	$2,269,390
Rocket Companies Inc., Class A(c)	74,127	656,024
TFS Financial Corp.	26,429	396,171
UWM Holdings Corp.(c)	48,632	180,425

		5,764,276

Total Common Stocks — 99.7% (Cost: $2,225,607,192)		2,092,648,736

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(b)(d)(e)	4,990,720	4,990,720
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(b)(d)	4,063,000	4,063,000

		9,053,720

Total Short-Term Investments — 0.4% (Cost: $9,052,270)		9,053,720

Total Investments in Securities — 100.1% (Cost: $2,234,659,462)		2,101,702,456

Other Assets, Less Liabilities — (0.1)%		(1,753,603)

Net Assets — 100.0%		$2,099,948,853

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$810	$4,994,469	(a)	$—		$(6,009)	$1,450	$4,990,720	4,990,720	$24,976	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,813,000	—		(1,750,000	)(a)	—	—	4,063,000	4,063,000	2,495		—
BlackRock Inc.	41,068,232	49,226,889		(23,413,838)		6,670,455	(25,156,529)	48,395,209	77,472	1,108,771		—

						$6,664,446	$(25,155,079)	$57,448,929		$1,136,242		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Financials ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Dow Jones U.S. Real Estate Index	48	06/17/22	$1,930	$(41,828)
E-mini Financials Select Sector Index	49	06/17/22	5,202	(366,170)

				$(407,998)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$407,998

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$494,293

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(657,660)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,281,349

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,092,648,736	$—	$—	$2,092,648,736
Money Market Funds	9,053,720	—	—	9,053,720

	$2,101,702,456	$—	$—	$2,101,702,456

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(407,998)	$—	$—	$(407,998)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments April 30, 2022	iShares® U.S. Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 12.5%
Axon Enterprise Inc.(a)	16,501	$1,851,412
Boeing Co. (The)(a)	136,094	20,256,231
BWX Technologies Inc.	23,414	1,215,655
Curtiss-Wright Corp.	9,928	1,418,810
General Dynamics Corp.	63,201	14,948,933
HEICO Corp.(b)	11,407	1,611,011
HEICO Corp., Class A	20,004	2,333,267
Howmet Aerospace Inc.	96,392	3,288,895
Huntington Ingalls Industries Inc.	10,018	2,131,229
L3Harris Technologies Inc.	49,693	11,541,696
Lockheed Martin Corp.	61,673	26,650,137
Mercury Systems Inc.(a)	14,236	794,226
Northrop Grumman Corp.	37,195	16,343,483
Raytheon Technologies Corp.	380,445	36,108,035
Spirit AeroSystems Holdings Inc., Class A	26,452	1,112,042
Textron Inc.	55,862	3,868,444
TransDigm Group Inc.(a)	13,310	7,916,921
Virgin Galactic Holdings Inc.(a)(b)	44,672	334,593
Woodward Inc.	15,685	1,732,879

		155,457,899

Air Freight & Logistics — 4.4%
CH Robinson Worldwide Inc.	32,691	3,470,150
Expeditors International of Washington Inc.	42,669	4,227,218
FedEx Corp.	62,298	12,381,104
GXO Logistics Inc.(a)	24,620	1,457,258
United Parcel Service Inc., Class B	183,936	33,104,801

		54,640,531

Building Products — 4.3%
A O Smith Corp.	32,894	1,921,996
Advanced Drainage Systems Inc.	15,604	1,598,786
Allegion PLC	22,833	2,608,442
Armstrong World Industries Inc.	12,034	1,018,799
AZEK Co. Inc. (The)(a)(b)	28,559	606,593
Builders FirstSource Inc.(a)	48,000	2,955,360
Carlisle Companies Inc.	13,062	3,387,760
Carrier Global Corp.	217,382	8,319,209
Fortune Brands Home & Security Inc.	34,415	2,452,069
Hayward Holdings Inc.(a)(b)	12,431	197,653
Johnson Controls International PLC	178,259	10,672,366
Lennox International Inc.	8,388	1,788,238
Masco Corp.	60,830	3,205,133
Owens Corning	25,487	2,317,533
Trane Technologies PLC	59,188	8,279,809
Trex Co. Inc.(a)	29,425	1,712,241

		53,041,987

Chemicals — 3.0%
Axalta Coating Systems Ltd.(a)	51,565	1,308,204
Diversey Holdings Ltd.(a)(b)	19,289	149,297
DuPont de Nemours Inc.	130,442	8,600,041
PPG Industries Inc.	60,107	7,693,095
RPM International Inc.	32,466	2,691,431
Sherwin-Williams Co. (The)	61,090	16,797,307

		37,239,375

Commercial Services & Supplies — 0.8%
Cintas Corp.	22,179	8,810,830
MSA Safety Inc.	9,261	1,117,710

		9,928,540

Security	Shares	Value

Construction & Engineering — 0.8%
AECOM	34,007	$2,399,534
MasTec Inc.(a)(b)	14,683	1,057,323
MDU Resources Group Inc.	51,259	1,320,432
Quanta Services Inc.	35,880	4,161,362
Valmont Industries Inc.	5,275	1,312,473

		10,251,124

Construction Materials — 1.0%
Eagle Materials Inc.	9,838	1,213,222
Martin Marietta Materials Inc.	15,779	5,589,237
Vulcan Materials Co.	33,560	5,782,053

		12,584,512

Consumer Finance — 3.6%
American Express Co.	156,566	27,353,646
Capital One Financial Corp.	104,408	13,011,325
Synchrony Financial	131,943	4,856,822

		45,221,793

Containers & Packaging — 2.6%
Amcor PLC	383,623	4,549,769
AptarGroup Inc.	16,703	1,918,006
Ardagh Group SA(a)	5,329	76,231
Ardagh Metal Packaging SA(a)(b)	15,362	109,531
Ball Corp.	80,531	6,535,896
Berry Global Group Inc.(a)	34,347	1,935,453
Crown Holdings Inc.	31,161	3,428,956
Graphic Packaging Holding Co.	71,962	1,568,772
Packaging Corp. of America	23,749	3,827,626
Sealed Air Corp.	37,642	2,416,993
Silgan Holdings Inc.	21,222	941,620
Sonoco Products Co.	24,776	1,533,882
Westrock Co.	66,137	3,275,766

		32,118,501

Diversified Consumer Services — 0.0%
ADT Inc.	39,482	270,451

Electrical Equipment — 4.5%
Acuity Brands Inc.	8,750	1,509,200
AMETEK Inc.	58,537	7,390,881
Eaton Corp. PLC	101,156	14,669,643
Emerson Electric Co.	151,578	13,669,304
Generac Holdings Inc.(a)(b)	15,557	3,412,895
Hubbell Inc.	13,766	2,689,326
nVent Electric PLC	42,429	1,433,252
Regal Rexnord Corp.	17,151	2,182,293
Rockwell Automation Inc.	29,476	7,447,701
Sensata Technologies Holding PLC(a)	39,557	1,796,283

		56,200,778

Electronic Equipment, Instruments & Components — 2.2%
Cognex Corp.	43,481	2,940,620
Coherent Inc.(a)	6,225	1,667,677
Keysight Technologies Inc.(a)	46,253	6,487,908
Littelfuse Inc.	6,046	1,386,046
Teledyne Technologies Inc.(a)	11,684	5,042,230
Trimble Inc.(a)	63,508	4,235,984
Vontier Corp.(b)	42,773	1,095,844
Zebra Technologies Corp., Class A(a)(b)	13,509	4,993,737

		27,850,046

Household Durables — 0.3%
Mohawk Industries Inc.(a)	13,974	1,971,172

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
TopBuild Corp.(a)	8,389	$1,519,584

		3,490,756

Industrial Conglomerates — 6.0%
3M Co.	144,820	20,885,940
General Electric Co.	277,534	20,690,160
Honeywell International Inc.	174,396	33,747,370

		75,323,470

IT Services — 27.8%
Accenture PLC, Class A	161,630	48,547,187
Automatic Data Processing Inc.	106,693	23,278,279
Block Inc.(a)(b)	121,901	12,134,025
Bread Financial Holdings Inc.	12,595	690,206
Euronet Worldwide Inc.(a)	12,894	1,568,555
Fidelity National Information Services Inc.	154,596	15,328,193
Fiserv Inc.(a)(b)	151,984	14,882,273
FleetCor Technologies Inc.(a)	20,143	5,026,081
Genpact Ltd.	46,571	1,875,414
Global Payments Inc.	71,857	9,842,972
Jack Henry & Associates Inc.	18,335	3,475,949
Mastercard Inc., Class A	219,406	79,727,752
Paychex Inc.	81,786	10,364,740
PayPal Holdings Inc.(a)	298,644	26,259,767
Paysafe Ltd.(a)	91,211	253,567
Shift4 Payments Inc., Class A(a)(b)	10,954	574,647
StoneCo Ltd., Class A(a)(b)	55,692	524,619
Visa Inc., Class A	421,728	89,882,889
Western Union Co. (The)	99,899	1,674,307
WEX Inc.(a)	11,282	1,875,520

		347,786,942

Leisure Products — 0.1%
Brunswick Corp./DE	19,584	1,480,746

Life Sciences Tools & Services — 1.0%
Mettler-Toledo International Inc.(a)	5,760	7,358,573
Waters Corp.(a)	15,344	4,649,539

		12,008,112

Machinery — 12.8%
AGCO Corp.	15,868	2,021,583
Allison Transmission Holdings Inc.	26,367	987,181
Caterpillar Inc.	137,523	28,954,093
Crane Co.	12,452	1,198,256
Cummins Inc.	36,442	6,894,462
Deere & Co.	70,872	26,757,724
Donaldson Co. Inc.	31,231	1,531,568
Dover Corp.	36,421	4,854,919
Esab Corp.(a)	11,883	558,501
Flowserve Corp.	32,909	1,076,453
Fortive Corp.	82,888	4,766,060
Gates Industrial Corp. PLC(a)	23,760	302,940
Graco Inc.	42,695	2,647,944
IDEX Corp.	19,246	3,653,276
Illinois Tool Works Inc.	79,930	15,755,002
Ingersoll Rand Inc.	99,794	4,386,944
ITT Inc.	21,805	1,531,147
Lincoln Electric Holdings Inc.	14,600	1,967,058
Middleby Corp. (The)(a)	14,006	2,155,383
Nordson Corp.	14,707	3,172,153
Oshkosh Corp.	16,864	1,558,908
Otis Worldwide Corp.	108,031	7,868,978

Security	Shares	Value

Machinery (continued)
PACCAR Inc.	86,523	$7,185,735
Parker-Hannifin Corp.	32,663	8,845,794
Pentair PLC	42,047	2,133,885
Snap-on Inc.	13,420	2,851,616
Stanley Black & Decker Inc.	40,968	4,922,305
Toro Co. (The)	26,634	2,134,182
Westinghouse Air Brake Technologies Corp.	45,449	4,086,320
Xylem Inc./NY	45,384	3,653,412

		160,413,782

Marine — 0.1%
Kirby Corp.(a)	15,086	983,607

Media — 0.0%
Loyalty Ventures Inc.(a)	4,968	63,541

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	22,303	1,438,989

Professional Services — 2.5%
Booz Allen Hamilton Holding Corp.	33,397	2,726,197
Equifax Inc.	30,762	6,260,682
FTI Consulting Inc.(a)(b)	8,471	1,335,961
Jacobs Engineering Group Inc.	32,774	4,540,838
Legalzoomcom Inc.(a)(b)	24,273	348,318
ManpowerGroup Inc.	13,852	1,249,450
Robert Half International Inc.	27,575	2,710,898
TransUnion	48,551	4,249,184
Verisk Analytics Inc.	40,305	8,224,235

		31,645,763

Road & Rail — 7.3%
CSX Corp.	561,708	19,289,053
JB Hunt Transport Services Inc.	21,319	3,642,351
Knight-Swift Transportation Holdings Inc.	40,884	1,957,935
Landstar System Inc.	9,736	1,508,106
Norfolk Southern Corp.	60,800	15,679,104
Old Dominion Freight Line Inc.	25,956	7,270,795
Ryder System Inc.	13,202	922,820
Schneider National Inc., Class B	12,928	305,488
TuSimple Holdings Inc., Class A(a)(b)	33,256	344,865
Union Pacific Corp.	163,387	38,279,940
XPO Logistics Inc.(a)	24,627	1,324,686

		90,525,143

Semiconductors & Semiconductor Equipment — 0.1%
MKS Instruments Inc.	14,059	1,602,445

Software — 0.7%
Bill.com Holdings Inc.(a)(b)	23,690	4,044,120
Fair Isaac Corp.(a)	6,481	2,420,718
Paylocity Holding Corp.(a)	10,111	1,917,349

		8,382,187

Trading Companies & Distributors — 1.3%
Air Lease Corp.	27,041	1,089,211
Core & Main Inc., Class A(a)(b)	14,124	335,586
MSC Industrial Direct Co. Inc., Class A	11,375	942,533
United Rentals Inc.(a)	18,354	5,809,408
Watsco Inc.	8,312	2,217,475

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
WW Grainger Inc.	11,655	$5,827,850

		16,222,063

Total Common Stocks — 99.8% (Cost: $1,261,312,650)		1,246,173,083

Short-Term Investments

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	17,893,851	17,893,851
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	2,472,000	2,472,000

		20,365,851

Total Short-Term Investments — 1.6% (Cost: $20,361,757)		20,365,851

Total Investments in Securities — 101.4% (Cost: $1,281,674,407)		1,266,538,934

Other Assets, Less Liabilities — (1.4)%		(17,447,044)

Net Assets — 100.0%		$1,249,091,890

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$24,612,573	$—		$(6,708,427	)(a)	$(14,358)	$4,063	$17,893,851	17,893,851	$32,320	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,952,000	520,000	(a)	—		—	—	2,472,000	2,472,000	1,164		—

						$(14,358)	$4,063	$20,365,851		$33,484		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Technology Select Sector Index	3	06/17/22	$427	$(33,677)
XAI Industrial Index	25	06/17/22	2,394	(91,864)

				$(125,541)

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Industrials ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$125,541

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$115,550

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(229,851)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,829,074

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,246,096,852	$76,231	$—	$1,246,173,083
Money Market Funds	20,365,851	—	—	20,365,851

	$1,266,462,703	$76,231	$—	$1,266,538,934

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(125,541)	$—	$—	$(125,541)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	51

Statements of Assets and Liabilities

April 30, 2022

	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Discretionary ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,590,754,956	$3,608,153,522	$1,123,129,102	$856,129,904
Affiliated(c)	45,804,927	70,376,840	1,980,000	27,226,180
Cash	128,878	278,879	49,429	16,247
Cash pledged:
Futures contracts	249,000	623,000	150,000	36,000
Receivables:
Investments sold	104	—	—	—
Securities lending income — Affiliated	18,285	25,922	—	16,917
Dividends	3,181,822	3,007,039	1,451,130	375,125

Total assets	3,640,137,972	3,682,465,202	1,126,759,661	883,800,373

LIABILITIES
Collateral on securities loaned, at value	25,452,928	14,195,814	—	26,603,496
Payables:
Investments purchased	—	4,490,942	—	—
Variation margin on futures contracts	171,583	309,389	62,077	24,563
Capital shares redeemed	—	13,024	—	—
Investment advisory fees	799,058	809,800	371,445	306,435

Total liabilities	26,423,569	19,818,969	433,522	26,934,494

NET ASSETS	$3,613,714,403	$3,662,646,233	$1,126,326,139	$856,865,879

NET ASSETS CONSIST OF:
Paid-in capital	$2,937,132,289	$3,682,172,191	$1,263,006,070	$1,107,635,916
Accumulated earnings (loss)	676,582,114	(19,525,958)	(136,679,931)	(250,770,037)

NET ASSETS	$3,613,714,403	$3,662,646,233	$1,126,326,139	$856,865,879

Shares outstanding	45,950,000	41,350,000	8,000,000	12,850,000

Net asset value	$78.64	$88.58	$140.79	$66.68

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$24,024,112	$13,124,508	$—	$24,870,414
(b) Investments, at cost — Unaffiliated	$2,848,052,391	$3,542,342,886	$1,135,752,285	$1,007,919,225
(c) Investments, at cost — Affiliated	$44,684,934	$76,829,879	$1,980,000	$27,217,218

See notes to financial statements.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

April 30, 2022

	iShares U.S. Consumer Staples ETF	iShares U.S. Financial Services ETF	iShares U.S. Financials ETF	iShares U.S. Industrials ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,132,161,943	$1,973,148,824	$2,044,253,527	$1,246,173,083
Affiliated(c)	6,646,847	57,950,045	57,448,929	20,365,851
Cash	110,218	61,586	93,718	45,552
Cash pledged:
Futures contracts	144,000	285,000	410,000	157,000
Receivables:
Investments sold	—	85	—	—
Securities lending income — Affiliated	14,569	3,994	9,308	2,555
Capital shares sold	—	24,369	19,973	—
Dividends	1,930,868	4,478,872	3,705,707	767,256
Other assets	14,980	—	—	—

Total assets	1,141,023,425	2,035,952,775	2,105,941,162	1,267,511,297

LIABILITIES
Collateral on securities loaned, at value	4,367,069	6,009,067	4,995,279	17,909,889
Payables:
Investments purchased	1,275,945	—	—	—
Variation margin on futures contracts	75,846	182,562	260,378	81,927
Capital shares redeemed	—	24,369	—	—
Investment advisory fees	350,236	705,466	736,652	427,591

Total liabilities	6,069,096	6,921,464	5,992,309	18,419,407

NET ASSETS	$1,134,954,329	$2,029,031,311	$2,099,948,853	$1,249,091,890

NET ASSETS CONSIST OF:
Paid-in capital	$1,077,713,899	$2,195,938,668	$2,313,907,333	$1,349,743,310
Accumulated earnings (loss)	57,240,430	(166,907,357)	(213,958,480)	(100,651,420)

NET ASSETS	$1,134,954,329	$2,029,031,311	$2,099,948,853	$1,249,091,890

Shares outstanding	5,500,000	12,450,000	27,700,000	12,800,000

Net asset value	$206.36	$162.97	$75.81	$97.59

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$4,047,582	$5,608,162	$4,742,781	$16,664,865
(b) Investments, at cost — Unaffiliated	$1,041,652,045	$2,066,600,448	$2,161,338,001	$1,261,312,650
(c) Investments, at cost — Affiliated	$6,645,564	$66,787,730	$73,321,461	$20,361,757

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Operations

Year Ended April 30, 2022

	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Discretionary ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$47,704,923	$51,266,943	$18,218,694	$10,447,805
Dividends — Affiliated	456,560	1,254,838	858	2,372
Securities lending income — Affiliated — net	67,576	120,891	1,665	81,709
Foreign taxes withheld	(10,370)	(13,751)	—	—

Total investment income	48,218,689	52,628,921	18,221,217	10,531,886

EXPENSES
Investment advisory fees	9,104,412	9,672,606	3,584,401	5,250,594
Professional fees	217	217	217	217

Total expenses	9,104,629	9,672,823	3,584,618	5,250,811

Net investment income	39,114,060	42,956,098	14,636,599	5,281,075

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(21,851,171)	(28,780,525)	2,612,778	(33,069,263)
Investments — Affiliated	(59,039)	(298,912)	(9)	(566)
In-kind redemptions — Unaffiliated	219,916,132	357,973,643	121,040,717	408,880,816
In-kind redemptions — Affiliated	1,248,717	4,659,799	—	—
Futures contracts	525,239	941,221	(32,978)	88,671

Net realized gain	199,779,878	334,495,226	123,620,508	375,899,658

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(321,278,616)	(533,850,844)	(93,455,264)	(549,274,734)
Investments — Affiliated	(6,991,001)	(21,184,508)	—	3,065
Futures contracts	(308,731)	(702,954)	(74,772)	(154,868)

Net change in unrealized appreciation (depreciation)	(328,578,348)	(555,738,306)	(93,530,036)	(549,426,537)

Net realized and unrealized gain (loss)	(128,798,470)	(221,243,080)	30,090,472	(173,526,879)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(89,684,410)	$(178,286,982)	$44,727,071	$(168,245,804)

See notes to financial statements.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended April 30, 2022

	iShares U.S. Consumer Staples ETF	iShares U.S. Financial Services ETF	iShares U.S. Financials ETF	iShares U.S. Industrials ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$18,438,721	$44,110,820	$42,352,133	$19,590,759
Dividends — Affiliated	981	1,464,532	1,111,405	2,319
Securities lending income — Affiliated — net	42,456	23,453	24,837	31,165
Foreign taxes withheld	—	(9,085)	(6,862)	(1,003)

Total investment income	18,482,158	45,589,720	43,481,513	19,623,240

EXPENSES
Investment advisory fees	3,033,955	9,614,254	9,373,370	6,386,753
Professional fees	217	217	217	217

Total expenses	3,034,172	9,614,471	9,373,587	6,386,970

Net investment income	15,447,986	35,975,249	34,107,926	13,236,270

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(15,209,890)	(12,776,195)	(16,937,062)	(49,995,141)
Investments — Affiliated	(3,812)	(285,435)	(317,738)	(14,358)
In-kind redemptions — Unaffiliated	138,581,459	128,376,200	280,722,553	281,982,767
In-kind redemptions — Affiliated	—	4,341,679	6,982,184	—
Futures contracts	131,499	246,302	494,293	115,550

Net realized gain	123,499,256	119,902,551	270,944,230	232,088,818

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(28,369,907)	(371,999,116)	(385,657,112)	(409,156,677)
Investments — Affiliated	1,128	(22,231,841)	(25,155,079)	4,063
Futures contracts	(54,835)	(459,708)	(657,660)	(229,851)

Net change in unrealized appreciation (depreciation)	(28,423,614)	(394,690,665)	(411,469,851)	(409,382,465)

Net realized and unrealized gain (loss)	95,075,642	(274,788,114)	(140,525,621)	(177,293,647)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$110,523,628	$(238,812,865)	$(106,417,695)	$(164,057,377)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets

	iShares MSCI KLD 400 Social ETF		iShares MSCI USA ESG Select ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$39,114,060	$30,212,755	$42,956,098	$26,983,543
Net realized gain	199,779,878	83,097,575	334,495,226	321,939,109
Net change in unrealized appreciation (depreciation)	(328,578,348)	805,378,714	(555,738,306)	481,849,819

Net increase (decrease) in net assets resulting from operations	(89,684,410)	918,689,044	(178,286,982)	830,772,471

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(39,133,562)	(29,576,320)	(43,477,209)	(25,919,845)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	633,066,989	426,528,979	826,479,467	964,022,901

NET ASSETS
Total increase in net assets	504,249,017	1,315,641,703	604,715,276	1,768,875,527
Beginning of year	3,109,465,386	1,793,823,683	3,057,930,957	1,289,055,430

End of year	$3,613,714,403	$3,109,465,386	$3,662,646,233	$3,057,930,957

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares U.S. Basic Materials ETF		iShares U.S. Consumer Discretionary ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,636,599	$8,777,570	$5,281,075	$7,656,646
Net realized gain	123,620,508	87,339,085	375,899,658	56,113,667
Net change in unrealized appreciation (depreciation)	(93,530,036)	164,688,371	(549,426,537)	416,301,746

Net increase (decrease) in net assets resulting from operations	44,727,071	260,805,026	(168,245,804)	480,072,059

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(13,985,668)	(8,165,209)	(5,634,523)	(7,416,213)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	316,101,233	270,837,091	(552,919,725)	312,839,562

NET ASSETS
Total increase (decrease) in net assets	346,842,636	523,476,908	(726,800,052)	785,495,408
Beginning of year	779,483,503	256,006,595	1,583,665,931	798,170,523

End of year	$1,126,326,139	$779,483,503	$856,865,879	$1,583,665,931

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Changes in Net Assets (continued)

	iShares U.S. Consumer Staples ETF		iShares U.S. Financial Services ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,447,986	$10,212,175	$35,975,249	$26,019,551
Net realized gain	123,499,256	98,617,294	119,902,551	117,687,973
Net change in unrealized appreciation (depreciation)	(28,423,614)	159,057,829	(394,690,665)	439,809,902

Net increase (decrease) in net assets resulting from operations	110,523,628	267,887,298	(238,812,865)	583,517,426

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(13,054,119)	(10,088,558)	(34,305,475)	(25,484,339)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	345,936,728	(37,805,389)	666,824,707	212,125,779

NET ASSETS
Total increase in net assets	443,406,237	219,993,351	393,706,367	770,158,866
Beginning of year	691,548,092	471,554,741	1,635,324,944	865,166,078

End of year	$1,134,954,329	$691,548,092	$2,029,031,311	$1,635,324,944

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares U.S. Financials ETF		iShares U.S. Industrials ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$34,107,926	$25,420,743	$13,236,270	$10,675,723
Net realized gain (loss)	270,944,230	48,587,244	232,088,818	(3,027,516)
Net change in unrealized appreciation (depreciation)	(411,469,851)	558,468,276	(409,382,465)	492,579,101

Net increase (decrease) in net assets resulting from operations	(106,417,695)	632,476,263	(164,057,377)	500,227,308

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(33,553,578)	(24,797,842)	(13,540,660)	(10,838,019)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(113,282,168)	512,289,078	(271,270,619)	525,723,003

NET ASSETS
Total increase (decrease) in net assets	(253,253,441)	1,119,967,499	(448,868,656)	1,015,112,292
Beginning of year	2,353,202,294	1,233,234,795	1,697,960,546	682,848,254

End of year	$2,099,948,853	$2,353,202,294	$1,249,091,890	$1,697,960,546

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI KLD 400 Social ETF

	Year Ended 04/30/22	Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)

Net asset value, beginning of year	$80.24	$55.03	$54.88	$49.07	$44.01

Net investment income(b)	0.92	0.86	0.90	0.83	0.68
Net realized and unrealized gain (loss)(c)	(1.61)	25.19	0.14	5.82	5.01

Net increase (decrease) from investment operations	(0.69)	26.05	1.04	6.65	5.69

Distributions(d)
From net investment income	(0.91)	(0.84)	(0.89)	(0.84)	(0.63)

Total distributions	(0.91)	(0.84)	(0.89)	(0.84)	(0.63)

Net asset value, end of year	$78.64	$80.24	$55.03	$54.88	$49.07

Total Return(e)
Based on net asset value	(0.95)%	47.69%	1.95%	13.70%	12.99%

Ratios to Average Net Assets(f)
Total expenses	0.25%	0.25%	0.25%	0.28%	0.50%

Total expenses after fees waived	0.25%	0.25%	0.25%	0.25%	0.48%

Net investment income	1.07%	1.27%	1.61%	1.61%	1.43%

Supplemental Data
Net assets, end of year (000)	$3,613,714	$3,109,465	$1,793,824	$1,415,953	$1,035,423

Portfolio turnover rate(g)	6%	5%	6%	13%	11%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA ESG Select ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/22	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)

Net asset value, beginning of year	$92.11	$61.68	$61.08	$55.42	$49.86

Net investment income(b)	1.09	1.03	1.00	0.98	0.84
Net realized and unrealized gain (loss)(c)	(3.54)	30.38	0.65	5.62	5.50

Net increase (decrease) from investment operations	(2.45)	31.41	1.65	6.60	6.34

Distributions(d)
From net investment income	(1.08)	(0.98)	(1.05)	(0.94)	(0.78)

Total distributions	(1.08)	(0.98)	(1.05)	(0.94)	(0.78)

Net asset value, end of year	$88.58	$92.11	$61.68	$61.08	$55.42

Total Return(e)
Based on net asset value	(2.77)%	51.29%	2.76%	12.07%	12.76%

Ratios to Average Net Assets(f)
Total expenses	0.25%	0.25%	0.25%	0.28%	0.50%

Total expenses after fees waived	0.25%	0.25%	0.25%	0.25%	0.48%

Net investment income	1.11%	1.31%	1.61%	1.71%	1.56%

Supplemental Data
Net assets, end of year (000)	$3,662,646	$3,057,931	$1,289,055	$1,001,715	$681,607

Portfolio turnover rate(g)	19%	27%	13%	21%	13%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Basic Materials ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of year	$131.01	$81.27	$94.03	$97.37	$89.37

Net investment income(a)	2.16	1.78	1.65	1.63	1.39
Net realized and unrealized gain (loss)(b)	9.70	49.62	(12.42)	(3.49)	8.16

Net increase (decrease) from investment operations	11.86	51.40	(10.77)	(1.86)	9.55

Distributions(c)
From net investment income	(2.08)	(1.66)	(1.99)	(1.48)	(1.55)

Total distributions	(2.08)	(1.66)	(1.99)	(1.48)	(1.55)

Net asset value, end of year	$140.79	$131.01	$81.27	$94.03	$97.37

Total Return(d)
Based on net asset value	9.13%	63.81%	(11.59)%	(1.89)%	10.74%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.41%	0.43%	0.42%	0.43%

Net investment income	1.60%	1.64%	1.83%	1.71%	1.44%

Supplemental Data
Net assets, end of year (000)	$1,126,326	$779,484	$256,007	$423,128	$632,934

Portfolio turnover rate(f)	47%	28%	11%	28%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Consumer Discretionary ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/22	04/30/21(a)	04/30/20(a)	04/30/19(a)	04/30/18 (a)

Net asset value, beginning of year	$78.01	$51.17	$54.31	$46.36	$41.31

Net investment income(b)	0.31	0.44	0.52	0.40	0.45
Net realized and unrealized gain (loss)(c)	(11.31)	26.82	(3.11)	7.94	5.03

Net increase (decrease) from investment operations	(11.00)	27.26	(2.59)	8.34	5.48

Distributions(d)
From net investment income	(0.33)	(0.42)	(0.55)	(0.39)	(0.43)

Total distributions	(0.33)	(0.42)	(0.55)	(0.39)	(0.43)

Net asset value, end of year	$66.68	$78.01	$51.17	$54.31	$46.36

Total Return(e)
Based on net asset value	(14.16)%	53.48%	(4.79)%	18.09%	13.35%

Ratios to Average Net Assets(f)
Total expenses	0.39%	0.41%	0.43%	0.42%	0.43%

Net investment income	0.39%	0.67%	0.96%	0.81%	1.04%

Supplemental Data
Net assets, end of year (000)	$856,866	$1,583,666	$798,171	$934,120	$741,682

Portfolio turnover rate(g)	45%	20%	31%	15%	10%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Consumer Staples ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of year	$181.99	$119.38	$123.43	$114.08	$119.04

Net investment income(a)	3.80	2.44	2.77	3.04	2.50
Net realized and unrealized gain (loss)(b)	23.80	62.57	(3.83)	9.24	(5.24)

Net increase (decrease) from investment operations	27.60	65.01	(1.06)	12.28	(2.74)

Distributions(c)
From net investment income	(3.23)	(2.40)	(2.99)	(2.93)	(2.22)

Total distributions	(3.23)	(2.40)	(2.99)	(2.93)	(2.22)

Net asset value, end of year	$206.36	$181.99	$119.38	$123.43	$114.08

Total Return(d)
Based on net asset value	15.33%	54.87%	(0.86)%	10.95%	(2.41)%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.41%	0.43%	0.42%	0.43%

Net investment income	1.99%	1.57%	2.22%	2.61%	2.05%

Supplemental Data
Net assets, end of year (000)	$1,134,954	$691,548	$471,555	$469,043	$433,499

Portfolio turnover rate(f)	33%	4%	5%	4%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Financial Services ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of year	$182.72	$115.36	$136.07	$130.98	$108.38

Net investment income(a)	2.76	2.52	2.58	2.17	1.73
Net realized and unrealized gain (loss)(b)	(19.91)	67.20	(20.69)	5.12	22.56

Net increase (decrease) from investment operations	(17.15)	69.72	(18.11)	7.29	24.29

Distributions(c)
From net investment income	(2.60)	(2.36)	(2.60)	(2.20)	(1.69)

Total distributions	(2.60)	(2.36)	(2.60)	(2.20)	(1.69)

Net asset value, end of year	$162.97	$182.72	$115.36	$136.07	$130.98

Total Return(d)
Based on net asset value	(9.57)%	61.14%	(13.46)%	5.72%	22.53%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.41%	0.42%	0.42%	0.43%

Net investment income	1.46%	1.85%	1.90%	1.68%	1.40%

Supplemental Data
Net assets, end of year (000)	$2,029,031	$1,635,325	$865,166	$1,435,523	$1,643,780

Portfolio turnover rate(f)	5%	7%	7%	4%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Financials ETF

	Year Ended 04/30/22	Year Ended 04/30/21(a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)

Net asset value, beginning of year	$80.18	$53.39	$62.97	$58.86	$51.90

Net investment income(b)	1.20	1.09	1.17	1.04	0.91
Net realized and unrealized gain (loss)(c)	(4.38)	26.76	(9.55)	4.16	6.95

Net increase (decrease) from investment operations	(3.18)	27.85	(8.38)	5.20	7.86

Distributions(d)
From net investment income	(1.19)	(1.06)	(1.20)	(1.09)	(0.90)

Total distributions	(1.19)	(1.06)	(1.20)	(1.09)	(0.90)

Net asset value, end of year	$75.81	$80.18	$53.39	$62.97	$58.86

Total Return(e)
Based on net asset value	(4.11)%	52.80%	(13.47)%	9.01%	15.21%

Ratios to Average Net Assets(f)
Total expenses	0.39%	0.41%	0.42%	0.42%	0.43%

Net investment income	1.42%	1.72%	1.85%	1.75%	1.59%

Supplemental Data
Net assets, end of year (000)	$2,099,949	$2,353,202	$1,233,235	$1,693,736	$2,295,315

Portfolio turnover rate(g)	24%	9%	6%	8%	6%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Industrials ETF

	Year Ended 04/30/22	Year Ended 04/30/21(a)	Year Ended 04/30/20(a)	Year Ended 04/30/19(a)	Year Ended 04/30/18(a)

Net asset value, beginning of year	$110.26	$68.98	$79.12	$70.80	$64.30

Net investment income(b)	0.89	0.90	1.03	0.95	0.89
Net realized and unrealized gain (loss)(c)	(12.64)	41.28	(10.11)	8.39	6.53

Net increase (decrease) from investment operations	(11.75)	42.18	(9.08)	9.34	7.42

Distributions(d)
From net investment income	(0.92)	(0.90)	(1.06)	(1.02)	(0.92)

Total distributions	(0.92)	(0.90)	(1.06)	(1.02)	(0.92)

Net asset value, end of year	$97.59	$110.26	$68.98	$79.12	$70.80

Total Return(e)
Based on net asset value	(10.75)%	61.51%	(11.57)%	13.34%	11.57%

Ratios to Average Net Assets(f)
Total expenses	0.39%	0.41%	0.42%	0.42%	0.43%

Net investment income	0.81%	0.99%	1.32%	1.29%	1.27%

Supplemental Data
Net assets, end of year (000)	$1,249,092	$1,697,961	$682,848	$941,547	$1,033,654

Portfolio turnover rate(g)	26%	5%	4%	5%	7%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI KLD 400 Social	Diversified
MSCI USA ESG Select	Diversified
U.S. Basic Materials	Non-diversified
U.S. Consumer Discretionary(a)	Diversified
U.S. Consumer Staples(b)	Non-diversified
U.S. Financial Services	Non-diversified
U.S. Financials	Diversified
U.S. Industrials	Diversified

(a)	Formerly the iShares U.S. Consumer Services ETF.
(b)	Formerly the iShares U.S. Consumer Goods ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements   (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI KLD 400 Social
Barclays Bank PLC	$9,499,094	$9,499,094		$—	$—
Barclays Capital, Inc.	337,357	337,357		—	—
BNP Paribas SA	1,943,052	1,943,052		—	—
BofA Securities, Inc.	170,202	170,202		—	—
Citigroup Global Markets, Inc.	3,138,047	3,138,047		—	—
Goldman Sachs & Co. LLC	1,433,959	1,433,959		—	—
J.P. Morgan Securities LLC	773,853	773,853		—	—
Morgan Stanley	3,826,282	3,826,282		—	—
National Bank of Canada	133,835	133,835		—	—
RBC Capital Markets LLC	2,555,987	2,555,987		—	—
UBS AG	41,390	41,390		—	—
UBS Securities LLC	171,054	171,054		—	—

	$24,024,112	$24,024,112		$—	$—

MSCI USA ESG Select
Barclays Capital, Inc.	$40,065	$40,065		$—	$—
BNP Paribas SA	1,759,867	1,759,867		—	—
Goldman Sachs & Co. LLC	1,629,021	1,629,021		—	—
J.P. Morgan Securities LLC	825,135	825,135		—	—
Morgan Stanley	4,387,211	4,387,211		—	—
Scotia Capital (USA), Inc.	2,742	2,742		—	—
SG Americas Securities LLC	1,241,132	1,241,132		—	—
UBS AG	2,822,264	2,822,264		—	—
UBS Securities LLC	417,071	417,071		—	—

	$13,124,508	$13,124,508		$—	$—

U.S. Consumer Discretionary
Barclays Bank PLC	$3,637,875	$3,637,875		$—	$—
Barclays Capital, Inc.	175,800	175,800		—	—
BNP Paribas SA	7,099,347	7,099,347		—	—
BofA Securities, Inc.	3,752	3,752		—	—
Goldman Sachs & Co. LLC	3,444,363	3,444,363		—	—
J.P. Morgan Securities LLC	4,210,357	4,210,357		—	—
Jefferies LLC	247,053	247,053		—	—
Morgan Stanley	2,722,891	2,722,891		—	—
National Bank of Canada	70,517	70,517		—	—
Natixis SA	28,440	28,440		—	—
Scotia Capital (USA), Inc.	821,931	821,931		—	—
State Street Bank & Trust Co.	470,890	470,890		—	—
UBS AG	531,910	531,910		—	—
Wells Fargo Bank N.A.	1,001,836	1,001,836		—	—
Wells Fargo Securities LLC	403,452	403,452		—	—

	$24,870,414	$24,870,414		$—	$—

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

U.S. Consumer Staples
Barclays Bank PLC	$600,259	$600,259		$—	$—
Barclays Capital, Inc.	254,472	254,472		—	—
BNP Paribas SA	2,195,378	2,195,378		—	—
BofA Securities, Inc.	332	332		—	—
Citigroup Global Markets, Inc.	26,222	26,222		—	—
J.P. Morgan Securities LLC	2,471	2,471		—	—
Jefferies LLC	200,000	200,000		—	—
Morgan Stanley	766,899	766,899		—	—
Wells Fargo Securities LLC	1,549	1,549		—	—

	$4,047,582	$4,047,582		$—	$—

U.S. Financial Services
Barclays Bank PLC	$392,400	$392,400		$—	$—
BNP Paribas SA	2,073,568	2,073,568		—	—
Citigroup Global Markets, Inc.	1,544,438	1,544,438		—	—
Goldman Sachs & Co. LLC	649,847	649,847		—	—
J.P. Morgan Securities LLC	752,350	752,350		—	—
Jefferies LLC	3,901	3,901		—	—
Morgan Stanley	191,658	191,658		—	—

	$5,608,162	$5,608,162		$—	$—

U.S. Financials
Barclays Bank PLC	$768,450	$768,450		$—	$—
BNP Paribas SA	1,985,301	1,985,301		—	—
BofA Securities, Inc.	521,162	521,162		—	—
Goldman Sachs & Co. LLC	370,799	370,799		—	—
J.P. Morgan Securities LLC	18,169	18,169		—	—
Jefferies LLC	970,163	970,163		—	—
Morgan Stanley	17,063	17,063		—	—
UBS Securities LLC	91,674	91,674		—	—

	$4,742,781	$4,742,781		$—	$—

U.S. Industrials
Barclays Bank PLC	$1,502,945	$1,502,945		$—	$—
BNP Paribas SA	2,416,749	2,416,749		—	—
BofA Securities, Inc.	1,046,780	1,046,780		—	—
Citigroup Global Markets, Inc.	6,444,974	6,444,974		—	—
Goldman Sachs & Co. LLC	149,703	149,703		—	—
J.P. Morgan Securities LLC	5,058,324	5,058,324		—	—
Scotia Capital (USA), Inc.	31,530	31,530		—	—
Toronto-Dominion Bank	13,860	13,860		—	—

	$16,664,865	$16,664,865		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities

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Notes to Financial Statements   (continued)

in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

MSCI KLD 400 Social	0.25%
MSCI USA ESG Select	0.25

For its investment advisory services to each of the iShares U.S. Basic Materials, iShares U.S. Consumer Discretionary, iShares U.S. Consumer Staples, iShares U.S. Financial Services, iShares U.S. Financials and iShares U.S. Industrials ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.4800%
Over $10 billion, up to and including $20 billion	0.4300
Over $20 billion, up to and including $30 billion	0.3800
Over $30 billion, up to and including $40 billion	0.3400
Over $40 billion, up to and including $50 billion	0.3300
Over $50 billion, up to and including $60 billion	0.3100
Over $60 billion	0.2945

Prior to July 14, 2021, for its investment advisory services to each of the iShares U.S. Basic Materials, iShares U.S. Consumer Discretionary, iShares U.S. Consumer Staples, iShares U.S. Financial Services, iShares U.S. Financials and iShares U.S. Industrials ETFs, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.48%
Over $10 billion, up to and including $20 billion	0.43
Over $20 billion, up to and including $30 billion	0.38
Over $30 billion, up to and including $40 billion	0.34
Over $40 billion, up to and including $50 billion	0.33
Over $50 billion	0.31

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Prior to April 11, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for

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Notes to Financial Statements   (continued)

securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended April 30, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI KLD 400 Social	$21,918
MSCI USA ESG Select	39,209
U.S. Basic Materials	713
U.S. Consumer Discretionary	30,309
U.S. Consumer Staples	11,987
U.S. Financial Services	8,587
U.S. Financials	7,798
U.S. Industrials	12,695

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI KLD 400 Social	$83,942,464	$58,539,965	$(9,565,077)
MSCI USA ESG Select	203,136,850	182,856,796	(12,010,325)
U.S. Basic Materials	197,416,367	59,232,692	(4,034,628)
U.S. Consumer Discretionary	265,850,696	221,985,642	(27,768,154)
U.S. Consumer Staples	204,252,470	184,746,584	(7,113,701)
U.S. Financial Services	44,195,535	24,486,277	(3,584,568)
U.S. Financials	360,316,065	209,848,964	(10,112,123)
U.S. Industrials	328,216,467	146,989,554	(20,788,832)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

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Notes to Financial Statements   (continued)

7.	PURCHASES AND SALES

For the year ended April 30, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI KLD 400 Social	$227,145,494	$226,207,778
MSCI USA ESG Select	728,171,813	727,423,853
U.S. Basic Materials	426,915,023	433,639,230
U.S. Consumer Discretionary	594,647,044	594,725,177
U.S. Consumer Staples	262,609,066	260,835,605
U.S. Financial Services	120,985,207	117,310,234
U.S. Financials	577,028,158	585,844,447
U.S. Industrials	422,199,233	422,889,838

For the year ended April 30, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI KLD 400 Social	$1,059,819,542	$426,047,572
MSCI USA ESG Select	1,918,163,169	1,088,307,051
U.S. Basic Materials	1,244,998,836	923,377,639
U.S. Consumer Discretionary	939,010,077	1,490,653,853
U.S. Consumer Staples	642,866,295	297,761,745
U.S. Financial Services	1,162,227,606	500,023,282
U.S. Financials	1,419,445,365	1,521,961,224
U.S. Industrials	557,184,721	826,282,086

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI KLD 400 Social	$220,498,183	$(220,498,183)
MSCI USA ESG Select	360,925,730	(360,925,730)
U.S. Basic Materials	100,375,089	(100,375,089)
U.S. Consumer Discretionary	396,588,563	(396,588,563)
U.S. Consumer Staples	138,092,759	(138,092,759)
U.S. Financial Services	130,585,496	(130,585,496)
U.S. Financials	285,026,071	(285,026,071)
U.S. Industrials	280,390,906	(280,390,906)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/22	Year Ended 04/30/21

MSCI KLD 400 Social
Ordinary income	$39,133,562	$29,576,320

MSCI USA ESG Select
Ordinary income	$43,477,209	$25,919,845

U.S. Basic Materials
Ordinary income	$13,985,668	$8,165,209

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Notes to Financial Statements   (continued)

iShares ETF	Year Ended 04/30/22	Year Ended 04/30/21

U.S. Consumer Discretionary
Ordinary income	$5,634,523	$7,416,213

U.S. Consumer Staples
Ordinary income	$13,054,119	$10,088,558

U.S. Financial Services
Ordinary income	$34,305,475	$25,484,339

U.S. Financials
Ordinary income	$33,553,578	$24,797,842

U.S. Industrials
Ordinary income	$13,540,660	$10,838,019

As of April 30, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

MSCI KLD 400 Social	$2,899,334	$(57,513,435)	$731,196,215	$676,582,114
MSCI USA ESG Select	1,416,688	(76,836,153)	55,893,507	(19,525,958)
U.S. Basic Materials	1,558,468	(121,754,467)	(16,483,932)	(136,679,931)
U.S. Consumer Discretionary	184,538	(94,893,390)	(156,061,185)	(250,770,037)
U.S. Consumer Staples	3,574,341	(32,438,823)	86,104,912	57,240,430
U.S. Financial Services	3,936,541	(61,143,807)	(109,700,091)	(166,907,357)
U.S. Financials	1,331,897	(76,047,433)	(139,242,944)	(213,958,480)
U.S. Industrials	354,201	(81,960,614)	(19,045,007)	(100,651,420)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the timing and recognition of partnership income.

For the year ended April 30, 2022, the iShares U.S. Basic Materials ETF utilized $6,602,192 of its capital loss carryforwards.

As of April 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI KLD 400 Social	$2,905,363,668	$851,945,305	$(120,749,090)	$731,196,215
MSCI USA ESG Select	3,622,636,855	342,904,716	(287,011,209)	55,893,507
U.S. Basic Materials	1,141,593,034	56,040,679	(72,524,611)	(16,483,932)
U.S. Consumer Discretionary	1,039,417,269	28,999,013	(185,060,198)	(156,061,185)
U.S. Consumer Staples	1,052,703,878	113,170,459	(27,065,547)	86,104,912
U.S. Financial Services	2,140,798,960	63,589,454	(173,289,545)	(109,700,091)
U.S. Financials	2,240,945,400	95,673,964	(234,916,908)	(139,242,944)
U.S. Industrials	1,285,583,941	120,611,309	(139,656,316)	(19,045,007)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

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Notes to Financial Statements   (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

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Notes to Financial Statements   (continued)

Transactions in capital shares were as follows:

	Year Ended 04/30/22		Year Ended 04/30/21

iShares ETF	Shares	Amount	Shares		Amount

MSCI KLD 400 Social
Shares sold	12,250,000	$1,063,484,498	9,250,000	(a)	$643,488,005
Shares redeemed	(5,050,000)	(430,417,509)	(3,100,000	)(a)	(216,959,026)

Net increase	7,200,000	$633,066,989	6,150,000		$426,528,979

MSCI USA ESG Select
Shares sold	19,200,000	$1,922,860,020	22,250,000	(a)	$1,797,422,226
Shares redeemed	(11,050,000)	(1,096,380,553)	(9,950,000	)(a)	(833,399,325)

Net increase	8,150,000	$826,479,467	12,300,000		$964,022,901

U.S. Basic Materials
Shares sold	9,000,000	$1,248,095,764	8,500,000		$923,891,071
Shares redeemed	(6,950,000)	(931,994,531)	(5,700,000)		(653,053,980)

Net increase	2,050,000	$316,101,233	2,800,000		$270,837,091

U.S. Consumer Discretionary
Shares sold	11,850,000	$940,860,027	8,150,000	(b)	$530,844,571
Shares redeemed	(19,300,000)	(1,493,779,752)	(3,450,000	)(b)	(218,005,009)

Net increase (decrease)	(7,450,000)	$(552,919,725)	4,700,000		$312,839,562

U.S. Consumer Staples
Shares sold	3,300,000	$644,584,135	1,800,000		$275,702,671
Shares redeemed	(1,600,000)	(298,647,407)	(1,950,000)		(313,508,060)

Net increase (decrease)	1,700,000	$345,936,728	(150,000)		$(37,805,389)

U.S. Financial Services
Shares sold	6,200,000	$1,168,479,105	11,200,000		$1,462,505,864
Shares redeemed	(2,700,000)	(501,654,398)	(9,750,000)		(1,250,380,085)

Net increase	3,500,000	$666,824,707	1,450,000		$212,125,779

U.S. Financials
Shares sold	17,000,000	$1,427,665,055	25,700,000	(a)	$1,648,032,759
Shares redeemed	(18,650,000)	(1,540,947,223)	(19,450,000	)(a)	(1,135,743,681)

Net increase (decrease)	(1,650,000)	$(113,282,168)	6,250,000		$512,289,078

U.S. Industrials
Shares sold	5,050,000	$558,646,697	6,050,000	(a)	$572,947,274
Shares redeemed	(7,650,000)	(829,917,316)	(550,000	)(a)	(47,224,271)

Net increase (decrease)	(2,600,000)	$(271,270,619)	5,500,000		$525,723,003

(a)	Share transactions reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Share transactions reflect a four-for-one stock split effective after the close of trading on December 4, 2020.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation sought to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares U.S. Consumer Services ETF and iShares MSCI KLD 400 Social ETF received proceeds of $336,974 and $23,018, respectively, in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but were subject to various appeals. On February 22, 2022, the United States Supreme Court refused to hear the last of these appeals and, accordingly, the Litigation is now closed.

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements   (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI KLD 400 Social ETF, iShares MSCI USA ESG Select ETF, iShares U.S. Basic Materials ETF, iShares U.S. Consumer Discretionary ETF, iShares U.S. Consumer Staples ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF and iShares U.S. Industrials ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI KLD 400 Social ETF, iShares MSCI USA ESG Select ETF, iShares U.S. Basic Materials ETF, iShares U.S. Consumer Discretionary ETF, iShares U.S. Consumer Staples ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF and iShares U.S. Industrials ETF (eight of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022 and each of the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	79

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2022:

iShares ETF	Qualified Dividend Income

MSCI KLD 400 Social	$46,299,960
MSCI USA ESG Select	49,583,507
U.S. Basic Materials	17,766,777
U.S. Consumer Discretionary	10,357,760
U.S. Consumer Staples	18,320,755
U.S. Financial Services	45,035,657
U.S. Financials	39,103,488
U.S. Industrials	19,204,022

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2022:

iShares ETF	Qualified Business Income

MSCI KLD 400 Social	$ 460,845
MSCI USA ESG Select	513,354
U.S. Financials	1,904,125

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

MSCI KLD 400 Social	100.00%
MSCI USA ESG Select	100.00%
U.S. Basic Materials	100.00%
U.S. Consumer Discretionary	100.00%
U.S. Consumer Staples	100.00%
U.S. Financial Services	100.00%
U.S. Financials	100.00%
U.S. Industrials	100.00%

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Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares MSCI KLD 400 Social ETF, iShares MSCI USA ESG Select ETF, iShares U.S. Basic Materials ETF, iShares U.S. Consumer Discretionary ETF, iShares U.S. Consumer Staples ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF and iShares U.S. Industrials ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	81

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

MSCI KLD 400 Social(a)	$0.902228	$—	$0.009622	$0.911850	99%	—%	1%		100%
MSCI USA ESG Select(a)	1.072934	—	0.011844	1.084778	99	—	1		100
U.S. Basic Materials	2.082374	—	—	2.082374	100	—	—		100
U.S. Consumer Discretionary(a)	0.327655	—	0.000006	0.327661	100	—	0	(b)	100
U.S. Consumer Staples	3.228342	—	—	3.228342	100	—	—		100
U.S. Financial Services	2.596694	—	—	2.596694	100	—	—		100
U.S. Financials(a)	1.108687	—	0.082012	1.190699	93	—	7		100
U.S. Industrials	0.919625	—	—	0.919625	100	—	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of April 30, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	83

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).

Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

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Trustee and Officer Information  (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	85

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	87

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, MSCI Inc., or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-402-0422

APRIL 30, 2022

2022 Annual Report

iShares Trust

•	iShares Core Dividend Growth ETF | DGRO | NYSE Arca

•	iShares Core High Dividend ETF | HDV | NYSE Arca

•	iShares International Select Dividend ETF | IDV | Cboe BZX

•	iShares Select Dividend ETF | DVY | NASDAQ

•	iShares U.S. Dividend and Buyback ETF | DIVB | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed but mostly down, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar. The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. We believe sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(9.65)%	0.21%

U.S. small cap equities (Russell 2000® Index)	(18.38)	(16.87)

International equities (MSCI Europe, Australasia, Far East Index)	(11.80)	(8.15)

Emerging market equities (MSCI Emerging Markets Index)	(14.15)	(18.33)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.29)	(8.86)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.47)	(8.51)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.90)	(7.88)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.40)	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined during the 12 months ended April 30, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -5.44% in U.S. dollar terms for the reporting period.

In the first half of the reporting period, stocks were supported by economic recovery in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, significant challenges emerged in the second half of the reporting period, erasing earlier gains. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting markets in important commodities such as oil, natural gas, and wheat.

The U.S. economy grew briskly over the final three quarters of 2021, powered primarily by consumers with strong household balance sheets. Record-high personal savings rates allowed consumers to spend at an elevated level throughout much of the reporting period, releasing pent-up demand for goods and services. Hiring increased as businesses restored capacity, and unemployment decreased substantially, falling to 3.6% in April 2022 — only marginally higher than the pre-pandemic rate of 3.5% in February 2020. However, the economy contracted in the first quarter of 2022 amid lower inventory investment and an inflation-driven decline in consumer sentiment.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates and indicated that further increases could be necessary. Interest rates rose significantly in anticipation of further tightening, leading to higher borrowing costs for businesses.

Stocks declined in Europe and economic growth stalled, with the Eurozone economy slowing substantially in the second half of the reporting period. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions against Russia imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) maintained ultra-low interest rates but started to wind down its bond buying program.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks endured substantial declines, driving much of the negative performance in the region. Regulatory interventions by the Chinese government weighed on equity markets, particularly in the information technology sector. While China’s economy continued to expand at a solid pace, COVID-19 cases rose sharply late in the reporting period, and analysts became concerned that the subsequent lockdowns would constrain growth.

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Fund Summary as of April 30, 2022	iShares® Core Dividend Growth ETF

Investment Objective

The iShares Core Dividend Growth ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities with a history of consistently growing dividends, as represented by the Morningstar® U.S. Dividend Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	3.51%	13.09%	11.91%	3.51%	84.94%	143.00%
Fund Market	3.45	13.08	11.91	3.45	84.92	143.03
Index	3.60	13.18	11.98	3.60	85.68	144.17

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$962.10	$0.39		$1,000.00	$1,024.40	$0.40		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2022 (continued)	iShares® Core Dividend Growth ETF

Portfolio Management Commentary

Stocks of companies with a history of consistently growing dividends advanced modestly during the reporting period. In 2021, an improving economy and increased cash flow encouraged companies to increase dividend payouts. Volatile equity markets drove investors seeking less-risky investments into dividend-paying stocks in early 2022.

The healthcare sector contributed the most to the Index’s return, supported by the pharmaceuticals industry. During elevated periods of inflation, established drugs provide healthy margins and cash flows that sustain dividend payouts. Additionally, strong performance from COVID-19 therapeutics, including vaccines and oral antivirals, buoyed pharmaceuticals companies. For some pharmaceuticals firms, COVID-19-related products nearly doubled annual revenues. As new variants developed, new treatment opportunities arose, providing pharmaceuticals companies with ongoing prospects for drug sales. Solid earnings from more traditional healthcare medicines, including cancer treatments, animal health medications, and vaccines, further contributed, as did pipeline treatments addressing obesity and Alzheimer’s.

The consumer staples sector, traditionally viewed as offering steady investments during turbulent markets, also contributed meaningfully to the Index’s return. As input costs rose, several industries benefited from passing on price increases to the consumer. The beverages industry advanced as consumers purchased more beverages away from home due to reopening economies. Demand for healthier drinks also buoyed the beverages industry. Strong earnings, despite rising commodities prices, aided companies in the household and personal products industry.

On the downside, the largest detractor was the financials sector as leading banking institutions reported weaker-than-expected first-quarter 2022 earnings and revenue. In Spring 2022, rising interest rates weighed on loan origination at many major banks, and in a reversal from the third quarter of 2021, investment banking fees were lower. The war in Ukraine also negatively affected banks with exposure to Russia or exposure to commodities impacted by the war.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Information Technology	19.9%
Financials	18.8
Health Care	18.0
Industrials	12.9
Consumer Staples	12.4
Consumer Discretionary	7.3
Utilities	5.0
Materials	3.2
Communication Services	1.6
Energy	0.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Johnson & Johnson	3.0%
Microsoft Corp.	2.9
Apple Inc.	2.8
Procter & Gamble Co. (The)	2.8
Pfizer Inc.	2.8
JPMorgan Chase & Co.	2.5
Merck & Co. Inc.	2.4
Coca-Cola Co. (The)	2.2
Home Depot Inc. (The)	2.0
PepsiCo Inc.	2.0

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® Core High Dividend ETF

Investment Objective

The iShares Core High Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Morningstar® Dividend Yield Focus IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	12.21%	8.40%	9.84%	12.21%	49.65%	155.67%
Fund Market	12.21	8.40	9.84	12.21	49.67	155.64
Index	12.29	8.49	10.01	12.29	50.27	159.67

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,072.90	$0.41		$1,000.00	$1,024.40	$0.40		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2022 (continued)	iShares® Core High Dividend ETF

Portfolio Management Commentary

Stocks with histories of high dividend yields advanced solidly during the reporting period. During the height of the coronavirus pandemic, dividend payouts were suspended, reduced, or left unchanged by many companies, but strong economic growth led many firms to resume or increase payouts starting in mid-2021. Volatile markets late in the reporting period drove investors to seek less-risky investments in dividend-paying stocks, as many other areas of the equity market declined.

The energy sector was the leading contributor to the Index’s return, as oil prices rose sharply due to increased consumer demand, limited supply from oil-producing countries, and the Russian invasion of Ukraine. The oil, gas, and consumable fuels industry was the primary contributor within the sector. Investors pressured large oil and gas multinationals to pay out billions in stock repurchases and dividends after oil stock prices declined materially during the pandemic. To entice investors to return to the sector, leading oil and gas companies reported intentions to double and triple their stock buyback programs after posting strong profits in the first quarter of 2022.

The healthcare sector further contributed to the Index’s return, led by pharmaceuticals and biotechnology companies. Strong sales of medical devices, Covid-19 treatments, and cancer therapies supported pharmaceuticals companies. Demographic trends also benefited the healthcare sector, as the needs of an aging population added to demand for health services and pharmaceuticals. A top biotechnology firm raised its dividend due to increased sales of immunology drugs and injectable medicines.

In contrast, the financials and communication services sectors were notable detractors from the Index’s performance. In the banking industry, higher interest rates led to lower loan origination, and revenue from investment banking fees also dropped. Diversified telecommunication services companies declined due to concerns about subscriber growth and inflationary pressures.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	23.5%
Consumer Staples	18.4
Energy	18.3
Financials	10.2
Utilities	8.5
Information Technology	8.5
Industrials	5.9
Communication Services	4.8
Consumer Discretionary	1.2
Materials	0.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Exxon Mobil Corp.	7.9%
AbbVie Inc.	6.4
Johnson & Johnson	6.1
JPMorgan Chase & Co.	5.5
Chevron Corp.	5.3
Verizon Communications Inc.	4.8
Procter & Gamble Co. (The)	4.7
Philip Morris International Inc.	4.3
Merck & Co. Inc.	4.1
Coca-Cola Co. (The)	3.7

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® International Select Dividend ETF

Investment Objective

The iShares International Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets, as represented by the Dow Jones EPAC Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(1.76)%	4.70%	4.96%	(1.76)%	25.82%	62.34%
Fund Market	(1.75)	4.67	4.93	(1.75)	25.64	61.78
Index	(1.02)	4.85	5.14	(1.02)	26.72	65.11

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$989.20	$2.71		$1,000.00	$1,022.10	$2.76		0.55%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2022 (continued)	iShares® International Select Dividend ETF

Portfolio Management Commentary

International dividend stocks declined marginally for the reporting period. As equities markets rose in the first half of the reporting period, dividend payments increased sharply amid robust corporate earnings, dividend yields declined to historic lows, and investors favored growth stocks over dividend stocks. In the second half of the reporting period, inflation advanced briskly in many countries and central banks tightened monetary policy. In this environment, international dividend stocks rebounded, nearly offsetting their earlier decline.

The Japanese industrials sector detracted the most from the Index’s return, led by the transportation industry. While shipping rates initially increased as economies reopened and demand for marine transportation rose, shipping rates subsequently declined sharply amid reduced demand for iron ore in China. In addition, Russia’s invasion of Ukraine disrupted routes to ports in the region and shipping demand declined due to economic sanctions imposed on Russia by world governments.

The Hong Kong real estate sector also detracted from the Index’s return, as housing prices fell amid rising interest rates and the departure of many residents in response to unpopular coronavirus pandemic-related restrictions. In Australia, the financials sector detracted marginally, as concerns rose that additional outbreaks of the coronavirus would disrupt global economic activity. Additionally, a financial services company lost a major client, which constrained revenues.

On the upside, stocks of dividend-paying companies from the U.K. advanced notably. The consumer staples and utilities sectors were the primary contributors to the Index’s performance. Dividends rose modestly as rising demand for alternatives to traditional smoking products drove revenue growth for tobacco companies. U.K. utilities stocks also contributed due to increasing energy prices.

The Canadian financials sector also contributed to the Index’s return, as the government lifted a pandemic-imposed regulation limiting capital distributions by banks. Banks increased their dividends amid strong earnings due to growth in loans and fees.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	29.7%
Materials	16.1
Utilities	15.7
Industrials	15.3
Consumer Discretionary	5.0
Communication Services	4.8
Energy	4.7
Real Estate	3.7
Consumer Staples	3.2
Health Care	1.3
Information Technology	0.5

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments	(a)
Australia	16.5%
United Kingdom	14.5
South Korea	9.1
Spain	7.8
Canada	7.1
Italy	7.0
Hong Kong	6.7
Japan	6.6
France	4.8
Finland	3.2

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® Select Dividend ETF

Investment Objective

The iShares Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Dow Jones U.S. Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	7.63%	9.98%	11.86%	7.63%	60.92%	206.77%
Fund Market	7.73	9.98	11.86	7.73	60.93	206.78
Index	8.01	10.42	12.29	8.01	64.14	218.72

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,061.40	$1.94		$1,000.00	$1,022.90	$1.91	0.38%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2022 (continued)	iShares® Select Dividend ETF

Portfolio Management Commentary

Stocks of companies with a history of paying relatively high dividends advanced for the reporting period. Many companies suspended or decreased dividend payouts as the coronavirus pandemic continued. However, as economic conditions improved, numerous firms resumed or increased dividends. A volatile stock market also drove investors to dividend-paying companies late in the reporting period, as these companies are considered by some to be relatively stable businesses.

Energy stocks were the leading source of strength for the Index’s return. Oil prices increased due to higher consumer demand, limited supply from oil-producing countries, and the Russian invasion of Ukraine. Exposure to Russia negatively affected several leading oil companies, although profits remained significant. During COVID-19 outbreaks, weak stock prices, low energy demand, and surging demand for technology and healthcare reduced investor interest in the energy sector; to entice investors, companies returned cash to shareholders. Major oil, gas, and consumable fuels companies announced doubling and even tripling their existing stock buyback programs after posting strong profits in the first quarter of 2022. U.S. oil and gas refining and marketing firms also contributed; oil refining capacity decreased after less-profitable refiners closed, leading to higher profits for the surviving companies.

The utilities sector also contributed to the Index’s performance. The Fed’s efforts to tame inflation by increasing interest rates and reducing asset purchases, together with geopolitical unrest, drove investors to the relatively steady revenues and dividends of the utilities sector. In both the electric utilities and the multi-utilities industries, demand for electricity and other utility services increased, as global economies began to emerge from pandemic-related shutdowns.

In contrast, the financials and communication services sectors detracted from the Index’s return.

The capital markets industry detracted as assets under management declined in early 2022, weighing on asset managers. Bank stocks also declined, due in part to lower trading revenue. In the communication services sector, concerns about subscriber growth and inflationary pressures weighed on diversified telecommunication services companies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Utilities	26.9%
Financials	20.2
Consumer Staples	10.8
Materials	8.4
Energy	8.1
Communication Services	6.0
Information Technology	5.5
Consumer Discretionary	5.3
Industrials	4.5
Health Care	4.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Altria Group Inc.	2.7%
Valero Energy Corp.	2.1
International Business Machines Corp.	1.9
ONEOK Inc.	1.9
Philip Morris International Inc.	1.8
LyondellBasell Industries NV, Class A	1.7
Gilead Sciences Inc.	1.7
International Paper Co.	1.6
Edison International	1.6
Exxon Mobil Corp.	1.6

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® U.S. Dividend and Buyback ETF

Investment Objective

The iShares U.S. Dividend and Buyback ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. stocks with a history of dividend payments and/or share buybacks, as represented by the Morningstar® US Dividend and Buyback IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	3.71%	12.95%	3.71%	72.52%
Fund Market	3.69	12.94	3.69	72.47
Index	3.98	13.24	3.98	74.59

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/7/17. The first day of secondary market trading was 11/9/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$955.00	$1.21		$1,000.00	$1,023.60	$1.25		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of April 30, 2022 (continued)	iShares® U.S. Dividend and Buyback ETF

Portfolio Management Commentary

Stocks with histories of paying dividends or making buybacks advanced for the reporting period as continued economic recovery drove higher cash flows, which enabled companies to issue dividends and repurchase stocks. Companies generally demonstrated a strong preference for stock buybacks over dividends as the companies in the S&P 500 bought back U.S. $881 billion of their stock while paying out U.S. $511 billion in dividends in 2021. Stock buybacks set an annual record in 2021 and continued at a rapid pace in 2022, while companies increased their dividend payouts.

Energy stocks were the largest contributors to the Index’s return, led by oil, gas, and consumable fuels companies. Climbing prices for both oil and natural gas supported gains and share buybacks for integrated oil and gas companies. The war in Ukraine led to sanctions and eventual bans on Russian oil, exacerbating shortages that, coupled with increased demand from reopening economies, drove prices even higher. Oil and gas companies announced increased buybacks as cost cutting also supported both free cash flow and expanded investment in renewable energy.

The healthcare sector also contributed to the Index’s return as pharmaceuticals companies continued to benefit from broad vaccine distribution amid more contagious COVID-19 variants and breakthrough cases. Governments authorized vaccine boosters in countries spanning the Americas, Europe, and the Middle East, which bolstered pharmaceuticals firms’ profits. Manufacturers were able to set prices as the market for COVID-19 vaccine boosters evolved to resemble the flu vaccine market, but the government’s role as sole purchaser altered that power dynamic slightly.

On the downside, the communication services sector detracted from the Index’s return, as structural changes like increased competition among connectivity providers and cord-cutting challenged interactive media and services companies. Social media companies also detracted from performance after reporting significantly lower earnings. Cable and satellite companies also declined, reporting slowing subscriber growth amid lower consumer spending and competition from telephone companies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	23.4%
Financials	19.0
Health Care	12.9
Communication Services	10.2
Consumer Staples	8.7
Industrials	7.4
Consumer Discretionary	6.9
Energy	5.0
Materials	2.9
Utilities	2.2
Real Estate	1.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	4.9%
Microsoft Corp.	4.2
Meta Platforms Inc, Class A	2.6
JPMorgan Chase & Co.	2.1
Berkshire Hathaway Inc., Class B	2.1
Procter & Gamble Co. (The)	2.0
Bank of America Corp.	1.7
Alphabet Inc., Class A	1.7
Alphabet Inc., Class C	1.6
Exxon Mobil Corp.	1.6

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	15

Schedule of Investments April 30, 2022	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.6%
BWX Technologies Inc.	101,260	$5,257,419
Curtiss-Wright Corp.	12,809	1,830,534
General Dynamics Corp.	321,226	75,979,586
HEICO Corp.	3,512	496,000
HEICO Corp., Class A	8,336	972,311
Huntington Ingalls Industries Inc.	62,903	13,381,984
L3Harris Technologies Inc.	215,947	50,155,850
Lockheed Martin Corp.	423,029	182,799,292
Northrop Grumman Corp.	143,421	63,019,187
Raytheon Technologies Corp.	2,140,106	203,117,461

		597,009,624

Air Freight & Logistics — 1.3%
CH Robinson Worldwide Inc.	195,028	20,702,222
Expeditors International of Washington Inc.	135,006	13,375,044
Forward Air Corp.	15,542	1,507,108
United Parcel Service Inc., Class B	1,480,465	266,454,091

		302,038,465

Auto Components — 0.1%
Gentex Corp.	274,874	8,067,552
LCI Industries	52,524	5,111,636

		13,179,188

Automobiles — 0.0%
Thor Industries Inc.	75,695	5,794,452

Banks — 9.0%
Associated Banc-Corp.	369,321	7,367,954
Atlantic Union Bankshares Corp.	153,863	5,197,492
BancFirst Corp.	26,230	2,144,303
Bank of America Corp.	10,178,765	363,178,335
Bank of Hawaii Corp.	97,738	7,265,843
Bank OZK	236,060	9,069,425
BOK Financial Corp.	45,669	3,787,330
Cadence Bank	99,460	2,490,478
Cathay General Bancorp.	165,697	6,642,793
Citigroup Inc.	4,995,809	240,847,952
Comerica Inc.	278,747	22,829,379
Commerce Bancshares Inc.	115,841	7,920,049
Community Bank System Inc.	53,253	3,429,493
Cullen/Frost Bankers Inc.	86,462	11,438,058
CVB Financial Corp.	267,710	6,162,684
Fifth Third Bancorp.	1,269,878	47,658,521
First Financial Bankshares Inc.	118,017	4,718,320
First Horizon Corp.	963,541	21,564,048
First Merchants Corp.	106,329	4,167,034
First Republic Bank/CA	67,121	10,015,796
Fulton Financial Corp.	372,597	5,652,296
Glacier Bancorp. Inc.	185,480	8,487,565
Hilltop Holdings Inc.	88,966	2,267,743
Home BancShares Inc./AR	315,318	6,817,175
Independent Bank Corp.	35,594	2,746,433
Independent Bank Group Inc.	52,664	3,570,619
JPMorgan Chase & Co.	4,806,115	573,657,886
KeyCorp	2,158,179	41,674,436
M&T Bank Corp.	247,223	41,197,241
PNC Financial Services Group Inc. (The)	781,478	129,803,496
Popular Inc.	120,328	9,384,381
Prosperity Bancshares Inc.	187,499	12,258,685
Regions Financial Corp.	2,001,876	41,478,871

Security	Shares	Value

Banks (continued)
Sandy Spring Bancorp. Inc.	99,908	$3,923,387
ServisFirst Bancshares Inc.	35,528	2,853,609
Simmons First National Corp., Class A	177,423	4,235,087
South State Corp.	112,812	8,736,161
Synovus Financial Corp.	280,701	11,660,320
Towne Bank/Portsmouth VA	124,277	3,426,317
Truist Financial Corp.	3,024,185	146,219,345
U.S. Bancorp.	3,145,132	152,727,610
UMB Financial Corp.	47,032	4,241,346
United Community Banks Inc./GA	94,831	2,858,206
Washington Federal Inc.	131,527	4,002,367
Webster Financial Corp.	362,868	18,139,771
Wintrust Financial Corp.	59,862	5,227,150
Zions Bancorp. NA	255,030	14,411,745

		2,049,554,535

Beverages — 4.4%
Brown-Forman Corp., Class A	48,177	3,007,208
Brown-Forman Corp., Class B, NVS	148,663	10,025,833
Coca-Cola Co. (The)	7,648,788	494,188,193
Constellation Brands Inc., Class A	161,075	39,638,947
PepsiCo Inc.	2,608,240	447,860,890

		994,721,071

Biotechnology — 1.3%
Amgen Inc.	1,303,979	304,074,863

Building Products — 0.5%
A O Smith Corp.	152,670	8,920,508
AAON Inc.	19,749	962,566
Advanced Drainage Systems Inc.	15,432	1,581,163
Allegion PLC	78,183	8,931,626
Carlisle Companies Inc.	34,854	9,039,733
Fortune Brands Home & Security Inc.	123,992	8,834,430
Lennox International Inc.	32,926	7,019,494
Masco Corp.	350,039	18,443,555
Owens Corning	109,764	9,980,840
Simpson Manufacturing Co. Inc.	24,485	2,538,360
Trane Technologies PLC	255,628	35,759,801
UFP Industries Inc.	39,626	3,065,864

		115,077,940

Capital Markets — 5.1%
Ameriprise Financial Inc.	127,772	33,922,188
Bank of New York Mellon Corp. (The)	1,370,039	57,623,840
BlackRock Inc.(a)	234,958	146,773,563
CME Group Inc.	388,640	85,244,298
Cohen & Steers Inc.	41,819	3,248,918
Evercore Inc., Class A	64,845	6,857,359
FactSet Research Systems Inc.	20,903	8,434,151
Franklin Resources Inc.	787,534	19,365,461
Goldman Sachs Group Inc. (The)	562,179	171,740,063
Hamilton Lane Inc., Class A	45,970	3,152,623
Houlihan Lokey Inc.	64,094	5,338,389
Intercontinental Exchange Inc.	399,884	46,310,566
Jefferies Financial Group Inc.	522,053	16,058,350
MarketAxess Holdings Inc.	21,510	5,670,251
Moody’s Corp.	97,309	30,796,352
Morgan Stanley	3,175,613	255,922,652
MSCI Inc.	48,816	20,563,740
Nasdaq Inc.	104,830	16,497,097
Northern Trust Corp.	373,051	38,442,906

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Raymond James Financial Inc.	181,086	$17,648,642
S&P Global Inc.	131,383	49,465,700
SEI Investments Co.	104,745	5,836,391
State Street Corp.	690,424	46,237,695
Stifel Financial Corp.	135,236	8,364,347
T Rowe Price Group Inc.	483,590	59,500,914

		1,159,016,456

Chemicals — 2.5%
Air Products and Chemicals Inc.	404,353	94,646,907
Albemarle Corp.	67,674	13,049,577
Ashland Global Holdings Inc.	53,239	5,588,498
Avient Corp.	122,329	6,023,480
Balchem Corp.	11,066	1,363,331
Cabot Corp.	81,812	5,387,320
Celanese Corp.	147,851	21,725,226
Eastman Chemical Co.	260,401	26,735,371
Ecolab Inc.	212,260	35,944,108
HB Fuller Co.	38,918	2,595,831
Innospec Inc.	21,809	2,078,616
International Flavors & Fragrances Inc.	458,947	55,670,271
Linde PLC	512,568	159,900,713
NewMarket Corp.	12,302	3,993,352
PPG Industries Inc.	316,164	40,465,830
Quaker Chemical Corp.	8,763	1,425,828
RPM International Inc.	181,131	15,015,760
Scotts Miracle-Gro Co. (The)	62,291	6,473,904
Sensient Technologies Corp.	61,537	5,206,030
Sherwin-Williams Co. (The)	164,889	45,337,880
Stepan Co.	20,339	2,076,815
Valvoline Inc.	208,349	6,298,390
Westlake Corp.	24,104	3,050,361

		560,053,399

Commercial Services & Supplies — 0.6%
ABM Industries Inc.	77,707	3,750,917
Brady Corp., Class A, NVS	68,855	3,081,261
Cintas Corp.	61,812	24,555,435
MSA Safety Inc.	32,713	3,948,132
Republic Services Inc.	212,011	28,466,717
Tetra Tech Inc.	18,952	2,639,635
Waste Management Inc.	406,838	66,900,441

		133,342,538

Communications Equipment — 1.8%
Cisco Systems Inc.	7,707,829	377,529,464
Motorola Solutions Inc.	166,759	35,634,731

		413,164,195

Construction & Engineering — 0.1%
Comfort Systems USA Inc.	14,631	1,235,149
MDU Resources Group Inc.	472,836	12,180,255

		13,415,404

Construction Materials — 0.1%
Martin Marietta Materials Inc.	28,197	9,987,941
Vulcan Materials Co.	83,138	14,323,846

		24,311,787

Consumer Finance — 0.8%
Ally Financial Inc.	673,786	26,924,489
American Express Co.	442,388	77,289,608
Discover Financial Services	379,792	42,711,408
FirstCash Holdings Inc.	54,109	4,316,816

Security	Shares	Value

Consumer Finance (continued)
Nelnet Inc., Class A	18,556	$1,522,891
Synchrony Financial	923,966	34,011,188

		186,776,400

Containers & Packaging — 0.3%
AptarGroup Inc.	60,368	6,932,058
Avery Dennison Corp.	93,971	16,971,163
Ball Corp.	206,740	16,779,018
Silgan Holdings Inc.	76,889	3,411,565
Sonoco Products Co.	222,142	13,752,811

		57,846,615

Distributors — 0.2%
Genuine Parts Co.	264,547	34,404,337
Pool Corp.	19,413	7,866,536

		42,270,873

Diversified Consumer Services — 0.1%
Graham Holdings Co., Class B	3,140	1,860,042
Service Corp. International	171,876	11,276,784

		13,136,826

Electric Utilities — 2.4%
Alliant Energy Corp.	496,161	29,179,229
American Electric Power Co. Inc.	1,142,626	113,245,663
Evergy Inc.	573,906	38,939,522
Eversource Energy	678,426	59,294,432
IDACORP Inc.	96,391	10,138,405
MGE Energy Inc.	51,578	4,016,379
NextEra Energy Inc.	2,867,645	203,660,148
Otter Tail Corp.	76,958	4,460,486
PNM Resources Inc.	179,815	8,390,168
Portland General Electric Co.	196,189	9,285,625
Xcel Energy Inc.	976,412	71,531,943

		552,142,000

Electrical Equipment — 1.0%
Eaton Corp. PLC	560,172	81,236,143
Emerson Electric Co.	899,469	81,114,114
Hubbell Inc.	87,343	17,063,329
nVent Electric PLC	235,041	7,939,685
Regal Rexnord Corp.	39,528	5,029,543
Rockwell Automation Inc.	132,842	33,565,188

		225,948,002

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	442,419	31,632,959
Avnet Inc.	165,503	7,225,861
Badger Meter Inc.	17,863	1,441,365
CDW Corp./DE	109,894	17,932,503
Cognex Corp.	48,410	3,273,968
Corning Inc.	1,519,784	53,481,199
Littelfuse Inc.	14,796	3,391,983
TD SYNNEX Corp.	32,340	3,236,911
TE Connectivity Ltd.	344,710	43,012,914

		164,629,663

Entertainment — 0.1%
Activision Blizzard Inc.	313,510	23,701,356

Food & Staples Retailing — 2.0%
Casey’s General Stores Inc.	19,385	3,902,201
Costco Wholesale Corp.	182,770	97,182,464
Kroger Co. (The)	710,924	38,361,459
Sysco Corp.	833,164	71,218,859

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2022	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing (continued)
Walmart Inc.	1,549,082	$236,994,055

		447,659,038

Food Products — 2.0%
Archer-Daniels-Midland Co.	754,622	67,583,946
Flowers Foods Inc.	456,050	12,094,446
Hershey Co. (The)	177,151	39,995,381
Hormel Foods Corp.	406,991	21,322,258
Ingredion Inc.	138,426	11,781,437
J&J Snack Foods Corp.	16,851	2,522,595
JM Smucker Co. (The)	229,860	31,474,730
Kellogg Co.	660,533	45,246,511
Lamb Weston Holdings Inc.	186,017	12,295,724
Lancaster Colony Corp.	28,462	4,416,733
McCormick & Co. Inc./MD, NVS	259,963	26,144,479
Mondelez International Inc., Class A	2,200,613	141,895,526
Tyson Foods Inc., Class A	414,370	38,602,709

		455,376,475

Gas Utilities — 0.4%
Atmos Energy Corp.	222,371	25,216,872
National Fuel Gas Co.	173,761	12,185,859
New Jersey Resources Corp.	219,895	9,490,668
ONE Gas Inc.	109,697	9,255,136
Southwest Gas Holdings Inc.(b)	140,754	12,401,835
UGI Corp.	575,361	19,734,882

		88,285,252

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	1,938,988	220,075,138
Baxter International Inc.	487,025	34,607,996
Becton Dickinson and Co.	260,184	64,314,883
DENTSPLY SIRONA Inc.	129,168	5,165,428
Embecta Corp.(b)	52,054	1,584,003
Medtronic PLC	2,260,832	235,940,428
ResMed Inc.	69,294	13,856,721
STERIS PLC	52,158	11,686,000
Stryker Corp.	257,791	62,194,657

		649,425,254

Health Care Providers & Services — 2.5%
AmerisourceBergen Corp.	130,796	19,788,127
Anthem Inc.	162,513	81,570,150
Chemed Corp.	3,314	1,628,466
Encompass Health Corp.	111,849	7,698,567
Ensign Group Inc. (The)	8,600	690,838
Humana Inc.	57,957	25,765,364
McKesson Corp.	71,857	22,247,646
Quest Diagnostics Inc.	155,350	20,792,044
UnitedHealth Group Inc.	776,781	395,031,977

		575,213,179

Hotels, Restaurants & Leisure — 2.3%
Domino’s Pizza Inc.	23,949	8,094,762
McDonald’s Corp.	1,280,218	318,979,117
Starbucks Corp.	1,823,098	136,076,035
Texas Roadhouse Inc.	98,691	8,125,230
Wingstop Inc.	10,531	966,324
Yum! Brands Inc.	396,970	46,449,460

		518,690,928

Household Durables — 0.2%
DR Horton Inc.	245,809	17,105,848

Security	Shares	Value

Household Durables (continued)
Whirlpool Corp.	150,058	$27,238,528

		44,344,376

Household Products — 3.9%
Church & Dwight Co. Inc.	182,815	17,835,431
Colgate-Palmolive Co.	1,384,651	106,687,360
Energizer Holdings Inc.	171,415	5,192,160
Kimberly-Clark Corp.	858,550	119,192,497
Procter & Gamble Co. (The)	3,907,927	627,417,680
WD-40 Co.	14,791	2,721,248

		879,046,376

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	1,329,067	27,139,548

Industrial Conglomerates — 1.9%
3M Co.	1,617,713	233,306,569
Honeywell International Inc.	1,005,120	194,500,771

		427,807,340

Insurance — 3.8%
Aflac Inc.	1,115,445	63,892,690
Allstate Corp. (The)	550,619	69,675,328
American Equity Investment Life Holding Co.	54,703	2,063,397
American Financial Group Inc./OH	75,637	10,474,212
Aon PLC, Class A	107,243	30,884,912
Arthur J Gallagher & Co.	176,043	29,661,485
Assurant Inc.	64,437	11,719,802
Assured Guaranty Ltd.	75,780	4,179,267
Axis Capital Holdings Ltd.	178,269	10,220,162
Brown & Brown Inc.	106,470	6,599,011
Chubb Ltd.	467,111	96,435,066
Cincinnati Financial Corp.	214,569	26,319,034
CNO Financial Group Inc.	196,281	4,738,223
Erie Indemnity Co., Class A, NVS	45,864	7,351,082
Everest Re Group Ltd.	61,934	17,013,889
Fidelity National Financial Inc.	748,648	29,811,163
First American Financial Corp.	237,727	13,861,861
Globe Life Inc.	53,736	5,270,427
Hanover Insurance Group Inc. (The)	53,945	7,920,205
Hartford Financial Services Group Inc. (The)	535,645	37,457,655
Kinsale Capital Group Inc.	4,024	892,081
Lincoln National Corp.	338,603	20,366,970
Marsh & McLennan Companies Inc.	490,474	79,309,646
MetLife Inc.	1,472,115	96,688,513
Old Republic International Corp.	685,114	15,079,359
Primerica Inc.	48,067	6,227,560
Principal Financial Group Inc.	657,505	44,802,391
Reinsurance Group of America Inc.	136,581	14,657,873
RenaissanceRe Holdings Ltd.	33,420	4,796,438
RLI Corp.	27,113	3,112,030
Selective Insurance Group Inc.	58,798	4,842,603
Travelers Companies Inc. (The)	349,888	59,851,841
W R Berkley Corp.	84,600	5,625,054
Willis Towers Watson PLC	122,237	26,263,842

		868,065,072

IT Services — 3.2%
Accenture PLC, Class A	546,948	164,281,301
Automatic Data Processing Inc.	577,287	125,952,478
Broadridge Financial Solutions Inc.	140,646	20,271,308
Fidelity National Information Services Inc.	711,992	70,594,007
Genpact Ltd.	123,987	4,992,956

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Jack Henry & Associates Inc.	53,297	$10,104,045
Mastercard Inc., Class A	357,950	130,071,871
SS&C Technologies Holdings Inc.	163,216	10,553,547
TTEC Holdings Inc.	14,691	1,084,343
Visa Inc., Class A	869,580	185,333,585

		723,239,441

Leisure Products — 0.1%
Acushnet Holdings Corp.	36,315	1,479,473
Brunswick Corp./DE	83,648	6,324,625
Polaris Inc.	89,736	8,519,536

		16,323,634

Life Sciences Tools & Services — 0.2%
Agilent Technologies Inc.	132,259	15,774,531
Danaher Corp.	139,775	35,101,696
West Pharmaceutical Services Inc.	9,895	3,117,518

		53,993,745

Machinery — 2.6%
AGCO Corp.	26,588	3,387,311
Barnes Group Inc.	48,910	1,642,398
Caterpillar Inc.	790,584	166,449,555
Cummins Inc.	288,209	54,526,261
Donaldson Co. Inc.	146,841	7,201,083
Dover Corp.	131,992	17,594,534
Franklin Electric Co. Inc.	25,864	1,808,928
Graco Inc.	141,937	8,802,933
Hillenbrand Inc.	92,338	3,769,237
IDEX Corp.	59,365	11,268,664
Illinois Tool Works Inc.	462,437	91,150,957
ITT Inc.	65,958	4,631,571
Kadant Inc.	3,366	622,710
Lincoln Electric Holdings Inc.	72,140	9,719,422
Mueller Water Products Inc., Class A	197,334	2,373,928
Nordson Corp.	34,381	7,415,638
Oshkosh Corp.	65,514	6,056,114
Otis Worldwide Corp.	375,345	27,340,130
PACCAR Inc.	374,664	31,115,845
Parker-Hannifin Corp.	131,736	35,676,743
Pentair PLC	173,367	8,798,375
Snap-on Inc.	101,671	21,604,071
Stanley Black & Decker Inc.	233,815	28,092,872
Terex Corp.	61,587	2,093,958
Timken Co. (The)	90,201	5,199,186
Toro Co. (The)	104,905	8,406,038
Trinity Industries Inc.	164,298	4,557,627
Watts Water Technologies Inc., Class A	13,848	1,765,066
Xylem Inc./NY	175,047	14,091,283

		587,162,438

Marine — 0.0%
Matson Inc.	32,783	2,819,994

Media — 1.4%
Cable One Inc.	2,513	2,930,660
Comcast Corp., Class A	6,826,453	271,419,771
Interpublic Group of Companies Inc. (The)	936,472	30,547,717
John Wiley & Sons Inc., Class A	83,475	4,248,043
Nexstar Media Group Inc., Class A	55,354	8,769,181
Sirius XM Holdings Inc.	899,643	5,397,858

		323,313,230

Security	Shares	Value

Metals & Mining — 0.4%
Nucor Corp.	302,883	$46,880,231
Reliance Steel & Aluminum Co.	63,106	12,510,764
Royal Gold Inc.	48,329	6,305,968
Steel Dynamics Inc.	188,664	16,177,938
Worthington Industries Inc.	43,230	2,056,451

		83,931,352

Multi-Utilities — 1.8%
Ameren Corp.	452,375	42,025,637
Black Hills Corp.	149,637	10,959,414
CMS Energy Corp.	565,983	38,877,372
DTE Energy Co.	379,651	49,749,467
NiSource Inc.	862,083	25,103,857
Public Service Enterprise Group Inc.	1,083,922	75,506,007
Sempra Energy	637,532	102,872,164
WEC Energy Group Inc.	685,724	68,606,686

		413,700,604

Multiline Retail — 0.7%
Dillard’s Inc., Class A	880	267,353
Dollar General Corp.	131,101	31,140,420
Target Corp.	561,803	128,456,256

		159,864,029

Oil, Gas & Consumable Fuels — 0.9%
ConocoPhillips	1,741,817	166,378,360
Coterra Energy Inc.	1,106,083	31,844,129

		198,222,489

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	137,784	36,383,243
Medifast Inc.	25,394	4,529,274

		40,912,517

Pharmaceuticals — 11.0%
Bristol-Myers Squibb Co.	4,859,190	365,751,231
Eli Lilly & Co.	817,821	238,910,049
Johnson & Johnson	3,757,767	678,126,633
Merck & Co. Inc.	6,188,387	548,848,043
Perrigo Co. PLC	261,325	8,963,447
Pfizer Inc.	12,720,308	624,185,514
Zoetis Inc.	223,592	39,631,682

		2,504,416,599

Professional Services — 0.2%
Booz Allen Hamilton Holding Corp.	190,979	15,589,616
Exponent Inc.	29,860	2,860,886
Insperity Inc.	51,154	5,424,882
ManpowerGroup Inc.	104,754	9,448,811
Robert Half International Inc.	118,192	11,619,455

		44,943,650

Road & Rail — 1.6%
CSX Corp.	1,767,393	60,692,276
JB Hunt Transport Services Inc.	46,658	7,971,519
Landstar System Inc.	16,642	2,577,846
Norfolk Southern Corp.	315,438	81,345,151
Old Dominion Freight Line Inc.	16,850	4,720,022
Ryder System Inc.	108,343	7,573,176
Schneider National Inc., Class B	23,374	552,328
Union Pacific Corp.	826,006	193,524,946
Werner Enterprises Inc.	48,702	1,930,060

		360,887,324

Semiconductors & Semiconductor Equipment — 6.8%
Analog Devices Inc.	734,768	113,433,484

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2022	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Broadcom Inc.	780,788	$432,861,059
CMC Materials Inc.	19,765	3,536,156
Intel Corp.	8,608,254	375,233,792
KLA Corp.	129,139	41,228,917
Lam Research Corp.	112,692	52,487,426
Microchip Technology Inc.	545,735	35,581,922
Power Integrations Inc.	33,727	2,698,160
QUALCOMM Inc.	1,338,936	187,035,970
Skyworks Solutions Inc.	190,927	21,632,029
Texas Instruments Inc.	1,700,923	289,582,141
Universal Display Corp.	14,752	1,884,273

		1,557,195,329

Software — 3.8%
Dolby Laboratories Inc., Class A	63,332	4,906,330
Intuit Inc.	114,323	47,872,756
Microsoft Corp.	2,399,034	665,779,916
Oracle Corp.	1,873,213	137,493,834
Roper Technologies Inc.	40,990	19,262,021

		875,314,857

Specialty Retail — 3.0%
Best Buy Co. Inc.	419,543	37,729,502
Dick’s Sporting Goods Inc.	72,214	6,962,874
Group 1 Automotive Inc.	9,246	1,610,099
Home Depot Inc. (The)	1,516,326	455,504,330
Lithia Motors Inc.	9,078	2,570,254
Lowe’s Companies Inc.	677,409	133,944,082
Monro Inc.	54,195	2,478,337
Penske Automotive Group Inc.	39,407	4,130,642
Tractor Supply Co.	129,023	25,991,683
Williams-Sonoma Inc.	100,027	13,051,523

		683,973,326

Technology Hardware, Storage & Peripherals — 3.4%
Apple Inc.	4,022,589	634,161,156
Hewlett Packard Enterprise Co.	2,641,869	40,711,201
HP Inc.	2,204,099	80,736,146
NetApp Inc.	383,558	28,095,624

		783,704,127

Textiles, Apparel & Luxury Goods — 0.7%
Carter’s Inc.	74,127	6,244,458
Columbia Sportswear Co.	28,822	2,368,016
Nike Inc., Class B	848,357	105,790,118

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
VF Corp.	840,159	$43,688,268

		158,090,860

Thrifts & Mortgage Finance — 0.0%
WSFS Financial Corp.	31,938	1,279,756

Trading Companies & Distributors — 0.5%
Air Lease Corp.	152,918	6,159,537
Applied Industrial Technologies Inc.	34,469	3,608,560
Fastenal Co.	897,958	49,666,057
GATX Corp.	44,440	4,594,651
MSC Industrial Direct Co. Inc., Class A	123,130	10,202,552
Watsco Inc.	62,292	16,618,260
WW Grainger Inc.	39,733	19,867,692

		110,717,309

Water Utilities — 0.2%
American States Water Co.	45,412	3,572,108
American Water Works Co. Inc.	197,053	30,361,926
California Water Service Group	62,486	3,241,149
Essential Utilities Inc.	364,932	16,334,356

		53,509,539

Total Common Stocks — 99.7% (Cost: $19,516,151,708)		22,669,774,639

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(a)(c)	48,180,000	48,180,000

Total Short-Term Investments — 0.2% (Cost: $48,180,000)		48,180,000

Total Investments in Securities — 99.9% (Cost: $19,564,331,708)		22,717,954,639

Other Assets, Less Liabilities — 0.1%		24,843,369

Net Assets — 100.0%		$22,742,798,008

(a)	Affiliate of the Fund.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$56,230,000	$—	$(8,050,000	)(a)	$—	$—	$48,180,000	48,180,000	$25,091	$—
BlackRock Inc.	130,088,454	79,273,316	(19,173,448)		3,783,603	(47,198,362)	146,773,563	234,958	2,950,579	—

					$3,783,603	$(47,198,362)	$194,953,563		$2,975,670	$—

(a)	Represents net amount purchased (sold).

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Core Dividend Growth ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	328	06/17/22	$67,691	$(2,056,437)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$2,056,437

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$3,745,588

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(3,858,648)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$55,625,006

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$22,669,774,639	$—	$—	$22,669,774,639
Money Market Funds	48,180,000	—	—	48,180,000

	$22,717,954,639	$—	$—	$22,717,954,639

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(2,056,437)	$—	$—	$(2,056,437)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments April 30, 2022	iShares® Core High Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
Lockheed Martin Corp.	303,377	$131,095,269

Air Freight & Logistics — 2.0%
United Parcel Service Inc., Class B	1,061,685	191,082,066

Auto Components — 0.1%
Autoliv Inc.	132,040	9,728,707

Banks — 7.0%
JPMorgan Chase & Co.	4,386,831	523,612,148
M&T Bank Corp.	176,733	29,450,787
Prosperity Bancshares Inc.	132,152	8,640,098
U.S. Bancorp.	2,255,515	109,527,809

		671,230,842

Beverages — 7.0%
Coca-Cola Co. (The)	5,485,296	354,404,974
PepsiCo Inc.	1,870,501	321,183,727

		675,588,701

Biotechnology — 10.5%
AbbVie Inc.	4,187,874	615,114,933
Amgen Inc.	935,144	218,066,229
Gilead Sciences Inc.	2,990,040	177,428,974

		1,010,610,136

Capital Markets — 2.7%
Artisan Partners Asset Management Inc., Class A	372,641	11,976,682
Blackstone Inc., NVS	1,698,643	172,531,169
Franklin Resources Inc.	563,423	13,854,572
Janus Henderson Group PLC	403,715	12,305,233
Moelis & Co., Class A	157,795	6,984,007
T Rowe Price Group Inc.	345,998	42,571,594

		260,223,257

Communications Equipment — 2.8%
Cisco Systems Inc.	5,527,683	270,745,913

Containers & Packaging — 0.7%
Amcor PLC	3,282,326	38,928,386
Packaging Corp. of America	127,518	20,552,076
Sonoco Products Co.	158,492	9,812,240

		69,292,702

Distributors — 0.2%
Genuine Parts Co.	189,233	24,609,752

Diversified Financial Services — 0.2%
Apollo Global Management Inc.	461,978	22,988,025

Diversified Telecommunication Services — 4.8%
Cogent Communications Holdings Inc.	109,497	6,405,575
Verizon Communications Inc.	9,887,970	457,813,011

		464,218,586

Electric Utilities — 6.4%
Alliant Energy Corp.	355,069	20,881,608
American Electric Power Co. Inc.	819,025	81,173,568
Duke Energy Corp.	1,424,868	156,963,459
Evergy Inc.	410,205	27,832,409
Exelon Corp.	1,502,334	70,279,184
FirstEnergy Corp.	954,113	41,322,634
IDACORP Inc.	69,055	7,263,205
PNM Resources Inc.	129,682	6,050,962
Southern Co. (The)	2,064,230	151,493,840

Security	Shares	Value

Electric Utilities (continued)
Xcel Energy Inc.	699,157	$51,220,242

		614,481,111

Electronic Equipment, Instruments & Components — 0.1%
National Instruments Corp.	186,500	6,740,110

Food Products — 0.7%
General Mills Inc.	954,637	67,521,475

Gas Utilities — 0.1%
National Fuel Gas Co.	124,679	8,743,738

Hotels, Restaurants & Leisure — 0.3%
Darden Restaurants Inc.	219,883	28,965,188

Household Products — 6.4%
Colgate-Palmolive Co.	994,608	76,634,546
Kimberly-Clark Corp.	615,363	85,430,845
Procter & Gamble Co. (The)	2,802,530	449,946,192
Reynolds Consumer Products Inc.	84,239	2,492,632

		614,504,215

Industrial Conglomerates — 1.7%
3M Co.	1,160,126	167,313,372

Insurance — 0.1%
First American Financial Corp.	167,874	9,788,733
Mercury General Corp.	62,487	3,151,219

		12,939,952

IT Services — 0.2%
Western Union Co. (The)	1,053,732	17,660,548

Leisure Products — 0.2%
Hasbro Inc.	194,549	17,131,985

Machinery — 0.6%
Cummins Inc.	207,018	39,165,735
Snap-on Inc.	72,538	15,413,600

		54,579,335

Multi-Utilities — 2.0%
NiSource Inc.	614,277	17,887,746
Public Service Enterprise Group Inc.	776,097	54,062,917
Sempra Energy	456,859	73,718,768
WEC Energy Group Inc.	491,111	49,135,656

		194,805,087

Oil, Gas & Consumable Fuels — 18.3%
Chevron Corp.	3,261,002	510,901,183
Coterra Energy Inc.	791,596	22,790,049
DTE Midstream LLC(a)	204,323	10,982,361
Exxon Mobil Corp.	8,913,569	759,881,757
Kinder Morgan Inc.	5,689,489	103,264,226
ONEOK Inc.	1,239,897	78,522,677
Pioneer Natural Resources Co.	737,836	171,524,735
Williams Companies Inc. (The)	3,036,182	104,110,681

		1,761,977,669

Personal Products — 0.0%
Medifast Inc.	18,026	3,215,117

Pharmaceuticals — 12.9%
Bristol-Myers Squibb Co.	3,484,815	262,302,025
Johnson & Johnson	3,263,775	588,980,837
Merck & Co. Inc.	4,438,026	393,608,526

		1,244,891,388

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Core High Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 5.4%
Broadcom Inc.	559,920	$310,414,049
Texas Instruments Inc.	1,219,832	207,676,398

		518,090,447

Textiles, Apparel & Luxury Goods — 0.3%
VF Corp.	603,116	31,362,032

Thrifts & Mortgage Finance — 0.1%
Radian Group Inc.	306,062	6,546,666
TFS Financial Corp.	161,123	2,415,234

		8,961,900

Tobacco — 4.3%
Philip Morris International Inc.	4,109,059	410,905,900

Trading Companies & Distributors — 0.2%
MSC Industrial Direct Co. Inc., Class A	88,737	7,352,748
Watsco Inc.	44,348	11,831,159

		19,183,907

Total Common Stocks — 99.7% (Cost: $8,947,221,988)		9,605,388,432

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(b)(c)	14,010,000	$14,010,000

Total Short-Term Investments — 0.2% (Cost: $ 14,010,000)		14,010,000

Total Investments in Securities — 99.9% (Cost: $ 8,961,231,988)		9,619,398,432

Other Assets, Less Liabilities — 0.1%		11,503,239

Net Assets — 100.0%		$9,630,901,671

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$16,210,000	$—	$(2,200,000	)(a)	$—	$—	$14,010,000	14,010,000	$5,965	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-mini Consumer Staples Select Sector Index	123	06/17/22	$ 9,589	$552,024
E-Mini Dow Jones Industrial Average Index	63	06/17/22	10,358	(165,960)
E-mini Energy Select Sector Index	57	06/17/22	4,469	(5,743)

				$380,321

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2022	iShares® Core High Dividend ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$552,024

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$171,703

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$3,995,240

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(203,797)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,894,983

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$9,605,388,432	$—	$—	$9,605,388,432
Money Market Funds	14,010,000	—	—	14,010,000

	$9,619,398,432	$—	$—	$9,619,398,432

Derivative financial instruments(a)
Assets
Futures Contracts	$552,024	$—	$—	$552,024
Liabilities
Futures Contracts	(171,703)	—	—	(171,703)

	$380,321	$—	$—	$380,321

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® International Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 16.3%
APA Group	4,013,986	$32,252,859
Fortescue Metals Group Ltd.	11,343,362	171,433,015
Harvey Norman Holdings Ltd.	4,730,482	16,850,273
JB Hi-Fi Ltd.	1,609,672	59,616,374
Magellan Financial Group Ltd.	2,526,960	28,587,531
Pendal Group Ltd.	5,461,995	20,107,381
Perpetual Ltd.	800,710	18,408,104
Rio Tinto PLC	4,948,458	349,638,967
Suncorp Group Ltd.	4,382,462	35,186,746
Super Retail Group Ltd.	2,496,472	18,471,608

		750,552,858

Austria — 0.3%
Oesterreichische Post AG	478,626	15,418,269

Belgium — 2.6%
Ageas SA/NV	1,757,230	84,086,215
Proximus SADP	1,968,609	34,407,949

		118,494,164

Brazil — 1.5%
Yara International ASA	1,379,714	70,155,984

Canada — 7.0%
Bank of Nova Scotia (The)	1,105,714	70,018,942
Canadian Utilities Ltd., Class A, NVS	1,266,246	38,066,727
Emera Inc.	1,109,300	53,563,133
Great-West Lifeco Inc.	1,353,607	37,342,336
IGM Financial Inc.	1,181,582	37,443,820
Labrador Iron Ore Royalty Corp.	871,441	23,579,410
Manulife Financial Corp.	1,293,531	25,293,659
Power Corp. of Canada	1,285,055	37,811,917

		323,119,944

Denmark — 2.4%
AP Moller - Maersk A/S, Class A	38,941	110,227,892

Egypt — 0.1%
Centamin PLC	2,714,686	3,111,351

Finland — 3.2%
Fortum Oyj	1,850,422	30,764,835
Sampo Oyj, Class A	1,470,770	71,416,832
UPM-Kymmene Oyj	1,312,974	45,418,779

		147,600,446

France — 4.7%
Bouygues SA	1,549,224	53,267,349
Nexity SA	778,085	23,627,425
Orange SA	1,790,378	21,315,160
Rubis SCA	1,528,155	40,645,092
TotalEnergies SE	1,596,806	78,407,910

		217,262,936

Germany — 1.1%
Freenet AG	363,012	10,043,898
Hapag-Lloyd AG(a)	105,465	41,984,211

		52,028,109

Hong Kong — 6.6%
BOC Hong Kong Holdings Ltd.	5,808,000	21,024,147
CK Infrastructure Holdings Ltd.	6,172,000	41,496,863
Henderson Land Development Co. Ltd.	7,213,000	29,169,491
Hysan Development Co. Ltd.	8,528,000	25,159,067

Security	Shares	Value

Hong Kong (continued)
Kerry Properties Ltd.	8,027,500	$21,707,432
New World Development Co. Ltd.	8,728,750	33,385,640
Orient Overseas International Ltd.	2,516,500	69,440,524
PCCW Ltd.	11,940,000	6,764,758
Swire Pacific Ltd., Class A	5,975,000	34,033,053
VTech Holdings Ltd.	3,143,600	22,237,507

		304,418,482

Italy — 6.9%
A2A SpA	6,832,883	11,674,372
Anima Holding SpA(a)	4,546,227	22,152,569
Azimut Holding SpA	1,591,041	33,771,235
Enel SpA	8,371,469	54,438,764
Eni SpA	6,729,112	94,064,845
Italgas SpA	6,903,880	44,700,357
Snam SpA	7,193,690	39,454,519
UnipolSai Assicurazioni SpA	6,135,834	17,259,088

		317,515,749

Japan — 6.6%
Haseko Corp.	779,700	8,543,195
Mitsui OSK Lines Ltd.	4,638,300	108,587,736
MS&AD Insurance Group Holdings Inc.	721,800	21,486,010
Nippon Yusen KK	1,722,200	124,246,380
Sojitz Corp.	840,480	12,815,925
Sumitomo Mitsui Financial Group Inc.	894,500	27,026,365

		302,705,611

Netherlands — 2.8%
Flow Traders(a)	493,949	16,125,368
NN Group NV	1,710,994	83,807,196
SBM Offshore NV	1,970,865	28,560,082

		128,492,646

New Zealand — 1.3%
Spark New Zealand Ltd.	18,651,078	58,987,576

Portugal — 0.8%
EDP - Energias de Portugal SA	8,041,299	37,477,773

South Korea — 9.0%
BNK Financial Group Inc.	2,776,026	17,216,998
DB Insurance Co. Ltd.	802,746	42,871,823
DGB Financial Group Inc.	2,598,748	18,318,162
Hana Financial Group Inc.	2,518,773	93,513,747
Industrial Bank of Korea	2,757,929	24,470,779
KB Financial Group Inc.	1,986,676	92,428,276
Samsung Securities Co. Ltd.	978,319	30,554,719
Shinhan Financial Group Co. Ltd.	1,993,473	66,232,350
Woori Financial Group Inc.	2,381,981	27,596,251

		413,203,105

Spain — 7.7%
ACS Actividades de Construccion y Servicios SA	3,862,639	98,903,879
Cia. de Distribucion Integral Logista Holdings SA	1,112,864	20,505,000
Enagas SA	2,562,582	55,409,896
Mapfre SA	5,836,200	10,650,231
Naturgy Energy Group SA	2,787,702	83,860,526
Red Electrica Corp. SA	3,161,199	63,648,370
Telefonica SA	4,733,562	23,027,082

		356,004,984

Sweden — 1.3%
Telia Co. AB	14,436,089	59,918,632

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2022	iShares® International Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland — 2.3%
Swiss Re AG	259,687	$21,296,106
Zurich Insurance Group AG	191,931	87,380,333

		108,676,439

United Kingdom — 14.3%
abrdn plc	3,680,776	8,642,932
Antofagasta PLC	3,636,191	69,610,900
Ashmore Group PLC	3,670,629	10,147,277
BP PLC	2,444,954	11,803,733
British American Tobacco PLC	3,546,971	148,661,888
CK Hutchison Holdings Ltd.	5,916,500	41,521,564
Direct Line Insurance Group PLC	4,307,408	13,671,186
GlaxoSmithKline PLC	2,628,707	59,257,841
IG Group Holdings PLC	2,822,832	28,849,548
Jupiter Fund Management PLC	4,491,693	10,025,627
Legal & General Group PLC	3,409,901	10,628,986
National Grid PLC	2,153,769	31,998,484
Persimmon PLC	4,796,466	124,920,443
Phoenix Group Holdings PLC	3,800,413	28,785,856
SSE PLC	2,414,418	56,076,851
Vodafone Group PLC	3,082,659	4,667,019

		659,270,135

Total Common Stocks — 98.8% (Cost: $4,512,520,864)		4,554,643,085

Security	Shares	Value

Preferred Stocks

Germany — 0.0%
Schaeffler AG, Preference Shares, NVS	241,825	$1,298,671

Total Preferred Stocks — 0.0% (Cost: $1,770,800)		1,298,671

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(b)(c)	2,240,000	2,240,000

Total Short-Term Investments — 0.1% (Cost: $2,240,000)		2,240,000

Total Investments in Securities — 98.9% (Cost: $4,516,531,664)		4,558,181,756

Other Assets, Less Liabilities — 1.1%		51,505,633

Net Assets — 100.0%		$4,609,687,389

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$8,860	(b)	$—		$(8,860)	$—	$—	—	$1,196,087	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,930,000	—		(690,000	)(b)	—	—	2,240,000	2,240,000	1,420		—

						$(8,860)	$—	$2,240,000		$1,197,507		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SPI 200 Index	100	06/16/22	$12,932	$(206,347)
Euro Stoxx 50 Index	328	06/17/22	12,762	(447,508)

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® International Select Dividend ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
FTSE 100 Index	232	06/17/22	$21,663	$(183,593)

				$(837,448)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$837,448

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$3,959,229

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,635,177)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$40,250,519

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$348,279,011	$4,206,364,074	$—	$4,554,643,085
Preferred Stocks	—	1,298,671	—	1,298,671
Money Market Funds	2,240,000	—	—	2,240,000

	$350,519,011	$4,207,662,745	$—	$4,558,181,756

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(837,448)	$—	$(837,448)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments April 30, 2022	iShares® Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
Lockheed Martin Corp.	432,153	$186,741,954

Banks — 9.8%
Citizens Financial Group Inc.	4,671,300	184,049,220
Comerica Inc.	2,424,826	198,593,249
Fifth Third Bancorp	4,211,871	158,071,519
First Horizon Corp.	8,177,703	183,016,993
FNB Corp.	8,392,604	96,682,798
Huntington Bancshares Inc./OH	20,397,348	268,225,126
KeyCorp	10,020,703	193,499,775
Regions Financial Corp.	9,404,659	194,864,534
Truist Financial Corp.	3,960,530	191,491,626
U.S. Bancorp.	4,484,066	217,746,245
United Bankshares Inc./WV	3,387,860	112,680,224
Valley National Bancorp.	9,961,944	119,344,089

		2,118,265,398

Beverages — 1.1%
Coca-Cola Co. (The)	3,602,236	232,740,468

Biotechnology — 1.7%
Gilead Sciences Inc.	6,154,318	365,197,230

Capital Markets — 2.8%
Federated Hermes Inc.	2,403,823	68,460,879
Franklin Resources Inc.	6,889,701	169,417,748
Invesco Ltd.	8,502,115	156,268,874
Janus Henderson Group PLC	4,225,651	128,797,842
Lazard Ltd., Class A	2,742,025	89,856,159

		612,801,502

Chemicals — 3.0%
Chemours Co. (The)	4,151,114	137,277,340
Huntsman Corp.	4,272,938	144,724,410
LyondellBasell Industries NV, Class A	3,549,458	376,349,032

		658,350,782

Containers & Packaging — 4.2%
International Paper Co.	7,569,477	350,315,396
Packaging Corp. of America	1,382,403	222,801,891
Sonoco Products Co.	2,451,338	151,762,336
Westrock Co.	3,904,712	193,400,385

		918,280,008

Distributors — 1.1%
Genuine Parts Co.	1,811,455	235,579,723

Diversified Consumer Services — 0.5%
H&R Block Inc.	4,150,293	108,198,139

Diversified Telecommunication Services — 3.7%
AT&T Inc.	15,129,823	285,348,462
Lumen Technologies Inc.	21,156,364	212,833,022
Verizon Communications Inc.	6,749,379	312,496,247

		810,677,731

Electric Utilities — 14.9%
Alliant Energy Corp.	3,680,708	216,462,437
American Electric Power Co. Inc.	2,720,849	269,663,344
Edison International	5,064,958	348,418,461
Entergy Corp.	2,670,957	317,443,239
Eversource Energy	2,781,077	243,066,130
Exelon Corp.	5,470,538	255,911,768
FirstEnergy Corp.	6,351,467	275,082,036

Security	Shares	Value

Electric Utilities (continued)
IDACORP Inc.	1,135,562	$119,438,411
NextEra Energy Inc.	2,028,650	144,074,723
NRG Energy Inc.	5,753,085	206,535,752
OGE Energy Corp.	4,560,548	176,401,997
Pinnacle West Capital Corp.	2,564,444	182,588,413
PPL Corp.	8,602,484	243,536,322
Xcel Energy Inc.	3,114,643	228,178,746

		3,226,801,779

Electrical Equipment — 1.4%
Eaton Corp. PLC	1,057,985	153,428,985
Emerson Electric Co.	1,764,465	159,119,453

		312,548,438

Food & Staples Retailing — 1.3%
Walgreens Boots Alliance Inc.	6,468,260	274,254,224

Food Products — 2.5%
Conagra Brands Inc.	8,610,430	300,762,320
General Mills Inc.	3,544,354	250,692,158

		551,454,478

Gas Utilities — 1.9%
New Jersey Resources Corp.	2,253,285	97,251,781
Southwest Gas Holdings Inc.(a)	1,427,146	125,745,834
UGI Corp.	5,445,144	186,768,439

		409,766,054

Hotels, Restaurants & Leisure — 0.9%
McDonald’s Corp.	761,375	189,704,195

Household Durables — 2.4%
Garmin Ltd.	1,646,235	180,657,829
Leggett & Platt Inc.	3,144,640	112,043,523
Newell Brands Inc.	9,376,222	217,059,539

		509,760,891

Household Products — 1.4%
Kimberly-Clark Corp.	2,167,118	300,860,992

Insurance — 7.1%
Cincinnati Financial Corp.	1,391,121	170,634,902
Fidelity National Financial Inc.	5,974,958	237,922,828
MetLife Inc.	3,312,883	217,590,155
Old Republic International Corp.	6,912,281	152,139,305
Principal Financial Group Inc.	4,113,530	280,295,934
Prudential Financial Inc.	3,020,597	327,764,981
Unum Group	4,879,487	148,921,943

		1,535,270,048

IT Services — 2.7%
International Business Machines Corp.	3,186,324	421,263,896
Western Union Co. (The)	9,674,404	162,143,011

		583,406,907

Machinery — 0.8%
Caterpillar Inc.	847,508	178,434,334

Media — 2.2%
Interpublic Group of Companies Inc. (The)	7,008,691	228,623,500
Omnicom Group Inc.	3,260,346	248,210,141

		476,833,641

Metals & Mining — 1.1%
Newmont Corp.	3,285,559	239,352,973

Multi-Utilities — 10.0%
Avista Corp.	1,641,522	66,596,548

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
Black Hills Corp.	1,496,849	$109,629,221
CenterPoint Energy Inc.	6,579,998	201,413,739
CMS Energy Corp.	3,310,366	227,389,041
Dominion Energy Inc.	3,113,013	254,146,381
DTE Energy Co.	1,748,954	229,182,932
NiSource Inc.	8,230,779	239,680,284
NorthWestern Corp.	1,232,976	69,897,409
Public Service Enterprise Group Inc.	3,801,951	264,843,907
Sempra Energy	1,566,121	252,709,285
WEC Energy Group Inc.	2,597,164	259,846,258

		2,175,335,005

Oil, Gas & Consumable Fuels — 8.1%
Chevron Corp.	1,781,797	279,154,136
Exxon Mobil Corp.	4,072,155	347,151,214
Marathon Petroleum Corp.	2,966,611	258,866,476
ONEOK Inc.	6,458,109	408,992,043
Valero Energy Corp.	4,045,896	451,036,486

		1,745,200,355

Pharmaceuticals — 2.6%
Merck & Co. Inc.	3,479,817	308,624,970
Pfizer Inc.	5,251,562	257,694,147

		566,319,117

Semiconductors & Semiconductor Equipment — 1.0%
Intel Corp.	4,826,588	210,390,971

Technology Hardware, Storage & Peripherals — 1.9%
HP Inc.	6,063,557	222,108,093
Seagate Technology Holdings PLC	2,255,489	185,040,318

		407,148,411

Textiles, Apparel & Luxury Goods — 0.5%
Hanesbrands Inc.	8,332,882	110,494,015

Security	Shares	Value

Thrifts & Mortgage Finance — 0.5%
New York Community Bancorp. Inc.	11,153,645	$103,059,680

Tobacco — 4.5%
Altria Group Inc.	10,336,799	574,415,920
Philip Morris International Inc.	3,960,818	396,081,800

		970,497,720

Trading Companies & Distributors — 1.3%
MSC Industrial Direct Co. Inc., Class A	1,083,692	89,794,719
Watsco Inc.	740,845	197,642,629

		287,437,348

Total Common Stocks — 99.8% (Cost: $18,888,802,657)		21,611,164,511

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(b)(c)	24,690,000	24,690,000

Total Short-Term Investments — 0.1% (Cost: $24,690,000)		24,690,000

Total Investments in Securities — 99.9% (Cost: $18,913,492,657)		21,635,854,511

Other Assets, Less Liabilities — 0.1%		26,081,759

Net Assets — 100.0%		$21,661,936,270

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$28,250,000	$—	$(3,560,000	)(a)	$—	$—	$24,690,000	24,690,000	$16,511	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-mini Energy Select Sector Index	88	06/17/22	$6,900	$146,442
E-mini Financials Select Sector Index	200	06/17/22	21,233	(1,006,905)

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2022	iShares® Select Dividend ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
E-Mini Utilities Select Sector Index	288	06/17/22	$20,655	$(3,940)

				$(864,403)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$146,442

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,010,845

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$8,142,327

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(3,357,204)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$45,307,280

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Select Dividend ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$21,611,164,511	$—	$—	$21,611,164,511
Money Market Funds	24,690,000	—	—	24,690,000

	$21,635,854,511	$—	$—	$21,635,854,511

Derivative financial instruments(a)
Assets
Futures Contracts	$146,442	$—	$—	$146,442
Liabilities
Futures Contracts	(1,010,845)	—	—	(1,010,845)

	$(864,403)	$—	$—	$(864,403)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments April 30, 2022	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.7%
General Dynamics Corp.	2,329	$550,878
L3Harris Technologies Inc.	3,880	901,169
Lockheed Martin Corp.	2,895	1,250,988
Northrop Grumman Corp.	1,693	743,904
Raytheon Technologies Corp.	11,290	1,071,534

		4,518,473

Air Freight & Logistics — 0.4%
CH Robinson Worldwide Inc.	1,732	183,852
United Parcel Service Inc., Class B	4,357	784,173

		968,025

Airlines — 0.0%
Delta Air Lines Inc.(a)	1,374	59,123

Banks — 7.3%
Bank of America Corp.	126,063	4,497,928
Citigroup Inc.	43,214	2,083,347
Citizens Financial Group Inc.	5,189	204,447
Comerica Inc.	2,380	194,922
Fifth Third Bancorp.	8,643	324,372
Huntington Bancshares Inc./OH	22,214	292,114
JPMorgan Chase & Co.	46,514	5,551,911
KeyCorp	14,940	288,491
M&T Bank Corp.	1,176	195,969
PNC Financial Services Group Inc. (The)	4,710	782,331
Regions Financial Corp.	9,959	206,350
Truist Financial Corp.	14,920	721,382
U.S. Bancorp.	18,332	890,202
Wells Fargo & Co.	62,105	2,709,641
Zions Bancorp. NA	2,635	148,904

		19,092,311

Beverages — 1.6%
Coca-Cola Co. (The)	26,787	1,730,708
Constellation Brands Inc., Class A	1,458	358,799
PepsiCo Inc.	11,512	1,976,726

		4,066,233

Biotechnology — 3.1%
AbbVie Inc.	18,189	2,671,600
Amgen Inc.	9,394	2,190,587
Biogen Inc.(a)	5,491	1,139,053
Gilead Sciences Inc.	19,594	1,162,708
Regeneron Pharmaceuticals Inc.(a)	1,042	686,793
Vertex Pharmaceuticals Inc.(a)	1,258	343,711

		8,194,452

Building Products — 0.5%
Carlisle Companies Inc.	535	138,758
Johnson Controls International PLC	10,460	626,240
Masco Corp.	5,412	285,158
Trane Technologies PLC	2,142	299,644

		1,349,800

Capital Markets — 3.8%
Affiliated Managers Group Inc.	979	122,933
Ameriprise Financial Inc.	2,140	568,149
Bank of New York Mellon Corp. (The)	17,842	750,434
BlackRock Inc.(b)	1,476	922,028
Blackstone Inc., NVS	8,305	843,539
Charles Schwab Corp. (The)	3,689	244,691
CME Group Inc.	1,471	322,649

Security	Shares	Value

Capital Markets (continued)
Franklin Resources Inc.	3,717	$91,401
Goldman Sachs Group Inc. (The)	4,527	1,382,953
Intercontinental Exchange Inc.	3,182	368,507
Invesco Ltd.	3,549	65,231
Janus Henderson Group PLC	4,194	127,833
Jefferies Financial Group Inc.	4,634	142,542
KKR & Co. Inc.	2,747	140,015
Moody’s Corp.	775	245,272
Morgan Stanley	27,285	2,198,898
MSCI Inc.	440	185,350
Northern Trust Corp.	2,099	216,302
Raymond James Financial Inc.	1,075	104,769
S&P Global Inc.	887	333,955
State Street Corp.	1,915	128,248
T Rowe Price Group Inc.	4,040	497,082

		10,002,781

Chemicals — 2.2%
Air Products and Chemicals Inc.	1,534	359,063
Celanese Corp.	2,116	310,925
CF Industries Holdings Inc.	1,651	159,866
Corteva Inc.	5,158	297,565
Dow Inc.	10,601	704,967
DuPont de Nemours Inc.	6,286	414,436
Eastman Chemical Co.	2,192	225,053
Ecolab Inc.	948	160,534
International Flavors & Fragrances Inc.	1,724	209,121
Linde PLC	5,069	1,581,325
LyondellBasell Industries NV, Class A	3,602	381,920
PPG Industries Inc.	1,294	165,619
Sherwin-Williams Co. (The)	3,087	848,802

		5,819,196

Commercial Services & Supplies — 0.3%
Cintas Corp.	669	265,767
Republic Services Inc.	1,017	136,553
Waste Management Inc.	2,951	485,262

		887,582

Communications Equipment — 1.1%
Cisco Systems Inc.	50,423	2,469,719
Juniper Networks Inc.	4,822	151,989
Motorola Solutions Inc.	1,128	241,042

		2,862,750

Consumer Finance — 1.7%
Ally Financial Inc.	8,504	339,820
American Express Co.	7,062	1,233,802
Capital One Financial Corp.	9,317	1,161,084
Discover Financial Services	4,560	512,818
Navient Corp.	9,466	150,415
OneMain Holdings Inc.	3,091	141,970
SLM Corp.	16,351	273,552
Synchrony Financial	17,461	642,739

		4,456,200

Containers & Packaging — 0.2%
Ball Corp.	1,944	157,775
International Paper Co.	7,428	343,768

		501,543

Distributors — 0.1%
Genuine Parts Co.	1,464	190,393

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services — 0.1%
Service Corp. International	2,905	$190,597

Diversified Financial Services — 2.3%
Berkshire Hathaway Inc., Class B(a)	17,087	5,516,196
Equitable Holdings Inc.	10,670	307,616
Voya Financial Inc.	3,600	227,304

		6,051,116

Diversified Telecommunication Services — 2.5%
AT&T Inc.	198,252	3,739,033
Lumen Technologies Inc.	33,826	340,289
Verizon Communications Inc.	51,762	2,396,581

		6,475,903

Electric Utilities — 1.3%
American Electric Power Co. Inc.	3,176	314,773
Duke Energy Corp.	4,072	448,572
Evergy Inc.	1,832	124,301
Exelon Corp.	8,741	408,904
FirstEnergy Corp.	2,079	90,042
NextEra Energy Inc.	10,245	727,600
NRG Energy Inc.	3,190	114,521
PPL Corp.	16,937	479,486
Southern Co. (The)	10,644	781,163

		3,489,362

Electrical Equipment — 0.5%
Eaton Corp. PLC	3,649	529,178
Emerson Electric Co.	5,565	501,852
Rockwell Automation Inc.	737	186,218

		1,217,248

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	3,916	279,994
Arrow Electronics Inc.(a)	1,547	182,329
CDW Corp./DE	1,783	290,950
Corning Inc.	6,478	227,961
TE Connectivity Ltd.	2,832	353,377

		1,334,611

Energy Equipment & Services — 0.1%
Baker Hughes Co.	6,471	200,730
Schlumberger NV	4,381	170,903

		371,633

Entertainment — 0.1%
Electronic Arts Inc.	2,314	273,168
Warner Bros. Discovery Inc.(a)	3,044	55,248

		328,416

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.	1,375	331,403
AvalonBay Communities Inc.	1,034	235,214
Boston Properties Inc.	1,149	135,122
Crown Castle International Corp.	3,666	678,980
Equity Residential	2,456	200,164
Essex Property Trust Inc.	524	172,537
Iron Mountain Inc.	3,672	197,297
Mid-America Apartment Communities Inc.	590	116,041
Prologis Inc.	3,275	524,950
Public Storage	829	307,974
SBA Communications Corp.	852	295,738
Simon Property Group Inc.	2,098	247,564
SL Green Realty Corp.	2,359	163,290

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
WP Carey Inc.	2,029	$163,882

		3,770,156

Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	883	469,509
Kroger Co. (The)	7,836	422,831
Sysco Corp.	4,173	356,708
Walgreens Boots Alliance Inc.	9,551	404,962
Walmart Inc.	11,361	1,738,119

		3,392,129

Food Products — 1.2%
Archer-Daniels-Midland Co.	2,911	260,709
Conagra Brands Inc.	7,602	265,538
General Mills Inc.	6,441	455,572
Hershey Co. (The)	1,078	243,380
JM Smucker Co. (The)	2,046	280,159
Kellogg Co.	2,604	178,374
Kraft Heinz Co. (The)	7,795	332,301
Mondelez International Inc., Class A	15,406	993,379
Tyson Foods Inc., Class A	2,247	209,330

		3,218,742

Health Care Equipment & Supplies — 1.1%
Abbott Laboratories	10,116	1,148,166
Baxter International Inc.	3,649	259,298
Edwards Lifesciences Corp.(a)	1,408	148,938
Hologic Inc.(a)	1,738	125,119
Medtronic PLC	9,034	942,788
Stryker Corp.	909	219,305

		2,843,614

Health Care Providers & Services — 3.3%
AmerisourceBergen Corp.	677	102,423
Anthem Inc.	1,912	959,690
Cardinal Health Inc.	5,184	300,931
Cigna Corp.	7,776	1,918,961
CVS Health Corp.	6,850	658,491
DaVita Inc.(a)	2,277	246,759
HCA Healthcare Inc.	3,760	806,708
Humana Inc.	798	354,759
McKesson Corp.	1,448	448,315
Quest Diagnostics Inc.	2,989	400,048
UnitedHealth Group Inc.	4,595	2,336,787

		8,533,872

Health Care Technology — 0.1%
Cerner Corp.	3,947	369,597

Hotels, Restaurants & Leisure — 1.3%
Booking Holdings Inc.(a)	95	209,979
Domino’s Pizza Inc.	631	213,278
Expedia Group Inc.(a)	441	77,065
Hilton Worldwide Holdings Inc.(a)	279	43,326
Marriott International Inc./MD, Class A(a)	103	18,285
McDonald’s Corp.	5,728	1,427,189
Starbucks Corp.	11,986	894,635
Yum! Brands Inc.	3,437	402,163

		3,285,920

Household Durables — 0.4%
DR Horton Inc.	2,969	206,613
Lennar Corp., Class A	2,958	226,257
NVR Inc.(a)	49	214,434
Toll Brothers Inc.	2,101	97,423

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Whirlpool Corp.	1,178	$213,831

		958,558

Household Products — 2.7%
Church & Dwight Co. Inc.	1,749	170,632
Clorox Co. (The)	2,015	289,092
Colgate-Palmolive Co.	10,111	779,053
Kimberly-Clark Corp.	4,418	613,351
Procter & Gamble Co. (The)	31,907	5,122,669

		6,974,797

Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp.	6,187	154,799

Industrial Conglomerates — 1.1%
3M Co.	8,401	1,211,592
Honeywell International Inc.	8,282	1,602,650

		2,814,242

Insurance — 3.5%
Aflac Inc.	11,216	642,453
Allstate Corp. (The)	7,208	912,100
American International Group Inc.	11,726	686,088
Aon PLC, Class A	2,794	804,644
Assured Guaranty Ltd.	2,404	132,581
Brighthouse Financial Inc.(a)	2,729	140,162
Chubb Ltd.	5,216	1,076,843
Cincinnati Financial Corp.	1,220	149,645
Fidelity National Financial Inc.	4,471	178,035
Hartford Financial Services Group Inc. (The)	5,508	385,175
Lincoln National Corp.	3,952	237,713
Loews Corp.	3,706	232,885
Marsh & McLennan Companies Inc.	2,740	443,058
MetLife Inc.	14,999	985,134
Principal Financial Group Inc.	4,430	301,860
Progressive Corp. (The)	3,072	329,810
Prudential Financial Inc.	7,979	865,801
Travelers Companies Inc. (The)	3,507	599,907

		9,103,894

Interactive Media & Services — 5.9%
Alphabet Inc., Class A(a)	1,945	4,438,859
Alphabet Inc., Class C, NVS(a)	1,800	4,138,794
Meta Platforms Inc, Class A(a)	33,527	6,721,158

		15,298,811

Internet & Direct Marketing Retail — 0.6%
eBay Inc.	31,873	1,654,846

IT Services — 4.7%
Accenture PLC, Class A	4,014	1,205,645
Automatic Data Processing Inc.	3,733	814,466
Cognizant Technology Solutions Corp., Class A	5,111	413,480
Fidelity National Information Services Inc.	5,879	582,903
Fiserv Inc.(a)	5,313	520,249
FleetCor Technologies Inc.(a)	856	213,589
Global Payments Inc.	3,766	515,867
GoDaddy Inc., Class A(a)	1,753	141,660
International Business Machines Corp.	12,844	1,698,105
Mastercard Inc., Class A	4,936	1,793,644
Paychex Inc.	2,009	254,601
PayPal Holdings Inc.(a)	6,155	541,209
VeriSign Inc.(a)	819	146,347
Visa Inc., Class A	15,188	3,237,018

Security	Shares	Value

IT Services (continued)
Western Union Co. (The)	10,349	$173,449

		12,252,232

Life Sciences Tools & Services — 0.5%
Agilent Technologies Inc.	1,988	237,109
IQVIA Holdings Inc.(a)	517	112,701
Mettler-Toledo International Inc.(a)	167	213,347
Thermo Fisher Scientific Inc.	1,043	576,696
Waters Corp.(a)	346	104,845

		1,244,698

Machinery — 1.2%
Caterpillar Inc.	5,084	1,070,385
Cummins Inc.	2,330	440,813
Deere & Co.	1,865	704,131
Illinois Tool Works Inc.	2,612	514,851
PACCAR Inc.	1,480	122,914
Parker-Hannifin Corp.	795	215,302

		3,068,396

Media — 1.7%
Altice USA Inc., Class A(a)	54,397	504,804
Charter Communications Inc., Class A(a)	4,314	1,848,506
Comcast Corp., Class A	25,916	1,030,420
Liberty Broadband Corp., Class C, NVS(a)	3,780	422,680
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	4,448	186,282
Omnicom Group Inc.	3,308	251,838
Sirius XM Holdings Inc.	17,740	106,440

		4,350,970

Metals & Mining — 0.5%
Newmont Corp.	7,847	571,654
Nucor Corp.	4,314	667,721

		1,239,375

Mortgage Real Estate Investment — 0.2%
AGNC Investment Corp.	17,004	186,704
Annaly Capital Management Inc.	40,424	259,522
Starwood Property Trust Inc.	4,615	105,591

		551,817

Multi-Utilities — 0.8%
Consolidated Edison Inc.	1,168	108,320
Dominion Energy Inc.	11,017	899,428
Public Service Enterprise Group Inc.	4,110	286,303
Sempra Energy	3,181	513,286
WEC Energy Group Inc.	2,652	265,333

		2,072,670

Multiline Retail — 0.8%
Dollar General Corp.	3,927	932,780
Target Corp.	5,510	1,259,862

		2,192,642

Oil, Gas & Consumable Fuels — 4.8%
Chevron Corp.	16,532	2,590,069
ConocoPhillips	11,509	1,099,340
Devon Energy Corp.	6,812	396,254
EOG Resources Inc.	2,744	320,390
Exxon Mobil Corp.	47,739	4,069,750
Kinder Morgan Inc.	30,421	552,141
Marathon Petroleum Corp.	12,840	1,120,418
ONEOK Inc.	4,592	290,811
Ovintiv Inc.	1,009	51,651
Phillips 66	5,936	515,007
Pioneer Natural Resources Co.	1,658	385,435

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.	5,088	$567,210
Williams Companies Inc. (The)	15,980	547,954

		12,506,430

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	1,551	409,557
Herbalife Nutrition Ltd.(a)	6,414	170,484

		580,041

Pharmaceuticals — 4.8%
Bristol-Myers Squibb Co.	32,232	2,426,102
Eli Lilly & Co.	3,513	1,026,253
Johnson & Johnson	22,454	4,052,049
Merck & Co. Inc.	26,046	2,310,020
Pfizer Inc.	47,288	2,320,422
Zoetis Inc.	1,393	246,909

		12,381,755

Professional Services — 0.1%
Verisk Analytics Inc.	835	170,382

Road & Rail — 1.4%
CSX Corp.	20,580	706,717
Norfolk Southern Corp.	3,421	882,208
Union Pacific Corp.	8,666	2,030,357

		3,619,282

Semiconductors & Semiconductor Equipment — 4.5%
Analog Devices Inc.	5,431	838,438
Applied Materials Inc.	7,738	853,888
Broadcom Inc.	3,063	1,698,097
Intel Corp.	77,248	3,367,240
KLA Corp.	1,210	386,305
Lam Research Corp.	1,566	729,380
NXP Semiconductors NV	4,169	712,482
Qorvo Inc.(a)	1,402	159,520
QUALCOMM Inc.	9,643	1,347,031
Skyworks Solutions Inc.	1,858	210,511
Texas Instruments Inc.	7,777	1,324,034

		11,626,926

Software — 6.6%
Adobe Inc.(a)	1,900	752,305
Citrix Systems Inc.	2,128	213,013
Fortinet Inc.(a)	671	193,926
Intuit Inc.	845	353,844
Microsoft Corp.	39,735	11,027,257
NortonLifeLock Inc.	7,388	184,995
Oracle Corp.	52,094	3,823,700
Palo Alto Networks Inc.(a)	644	361,464
VMware Inc., Class A	1,337	144,449

		17,054,953

Specialty Retail — 3.2%
Advance Auto Parts Inc.	1,138	227,179
AutoZone Inc.(a)	353	690,281
Best Buy Co. Inc.	4,186	376,447

Security	Shares	Value

Specialty Retail (continued)
Home Depot Inc. (The)	10,092	$3,031,637
Lowe’s Companies Inc.	12,512	2,473,998
O’Reilly Automotive Inc.(a)	960	582,288
Ross Stores Inc.	2,163	215,802
TJX Companies Inc. (The)	7,085	434,169
Tractor Supply Co.	903	181,909
Ulta Beauty, Inc.(a)	327	129,754

		8,343,464

Technology Hardware, Storage & Peripherals — 6.0%
Apple Inc.	80,300	12,659,295
Dell Technologies Inc., Class C	6,166	289,864
Hewlett Packard Enterprise Co.	14,604	225,047
HP Inc.	43,454	1,591,720
NetApp Inc.	2,348	171,991
Seagate Technology Holdings PLC	5,869	481,493
Xerox Holdings Corp.	8,257	143,672

		15,563,082

Textiles, Apparel & Luxury Goods — 0.4%
Nike Inc., Class B	6,576	820,027
VF Corp.	4,554	236,808

		1,056,835

Tobacco — 1.7%
Altria Group Inc.	37,502	2,083,986
Philip Morris International Inc.	22,393	2,239,300

		4,323,286

Trading Companies & Distributors — 0.2%
Fastenal Co.	3,282	181,527
United Rentals Inc.(a)	133	42,097
WW Grainger Inc.	448	224,014

		447,638

Total Common Stocks — 99.7% (Cost: $265,553,395)		259,448,599

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(b)(c)	490,000	490,000

Total Short-Term Investments — 0.2% (Cost: $490,000)		490,000

Total Investments in Securities — 99.9% (Cost: $266,043,395)		259,938,599

Other Assets, Less Liabilities — 0.1%		324,827

Net Assets — 100.0%		$260,263,426

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Dividend and Buyback ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$150,000	$340,000	(a)	$—	$—	$—	$490,000	490,000	$228	$—
BlackRock Inc.	290,852	1,074,606		(149,349)	30,300	(324,381)	922,028	1,476	11,472	—

					$30,300	$(324,381)	$1,412,028		$11,700	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Micro E-mini S&P 500 Index	38	06/17/22	$784	$(59,448)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$59,448

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(18,197)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(65,848)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$378,424

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® U.S. Dividend and Buyback ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$259,448,599	$—	$—	$259,448,599
Money Market Funds	490,000	—	—	490,000

	$259,938,599	$—	$—	$259,938,599

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(59,448)	$—	$—	$(59,448)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Statements of Assets and Liabilities

April 30, 2022

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF	iShares Select Dividend ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$22,523,001,076	$9,605,388,432	$4,555,941,756	$21,611,164,511
Affiliated(b)	194,953,563	14,010,000	2,240,000	24,690,000
Cash	5,475	—	4,602	—
Foreign currency, at value(c)	—	—	9,033,695	—
Cash pledged:
Futures contracts	3,710,400	1,060,600	—	2,397,200
Foreign currency collateral pledged:
Futures contracts(d)	—	—	3,727,964	—
Receivables:
Investments sold	—	—	5,423	—
Securities lending income — Affiliated	—	—	10,000	—
Capital shares sold	132,470	211,349	20,966	500,934
Dividends	25,095,602	26,200,742	38,015,624	32,348,404
Tax reclaims	—	—	10,107,612	—

Total assets	22,746,898,586	9,646,871,123	4,619,107,642	21,671,101,049

LIABILITIES
Bank overdraft	—	184,299	—	589,252
Payables:
Investments purchased	—	14,383,847	500,436	202,003
Variation margin on futures contracts	2,558,361	625,005	64,854	1,451,179
Capital shares redeemed	—	149,695	—	—
Investment advisory fees	1,542,217	626,606	1,906,040	6,922,345
Professional fees	—	—	1,095,967	—
IRS compliance fee for foreign withholding tax claims	—	—	5,852,956	—

Total liabilities	4,100,578	15,969,452	9,420,253	9,164,779

NET ASSETS	$22,742,798,008	$9,630,901,671	$4,609,687,389	$21,661,936,270

NET ASSETS CONSIST OF:
Paid-in capital	$20,113,196,143	$9,919,068,351	$5,591,293,916	$19,502,577,306
Accumulated earnings (loss)	2,629,601,865	(288,166,680)	(981,606,527)	2,159,358,964

NET ASSETS	$22,742,798,008	$9,630,901,671	$4,609,687,389	$21,661,936,270

Shares outstanding	449,650,000	92,900,000	152,800,000	175,400,000

Net asset value	$50.58	$103.67	$30.17	$123.50

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Unaffiliated	$19,370,656,639	$8,947,221,988	$4,514,291,664	$18,888,802,657
(b) Investments, at cost — Affiliated	$193,675,069	$14,010,000	$2,240,000	$24,690,000
(c) Foreign currency, at cost	$—	$—	$9,009,193	$—
(d) Foreign currency collateral pledged, at cost	$—	$—	$3,989,181	$—

See notes to financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

April 30, 2022

iShares U.S. Dividend and Buyback ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$258,526,571
Affiliated(b)	1,412,028
Cash	7,867
Cash pledged:
Futures contracts	39,000
Receivables:
Investments sold	124
Securities lending income — Affiliated	1
Dividends	362,143

Total assets	260,347,734

LIABILITIES
Payables:
Variation margin on futures contracts	28,224
Investment advisory fees	56,084

Total liabilities	84,308

NET ASSETS	$260,263,426

NET ASSETS CONSIST OF:
Paid-in capital	$269,928,810
Accumulated loss	(9,665,384)

NET ASSETS	$260,263,426

Shares outstanding	6,650,000

Net asset value	$39.14

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Unaffiliated	$264,382,411
(b) Investments, at cost — Affiliated	$1,660,984

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Operations

Year Ended April 30, 2022

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF	iShares Select Dividend ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$459,735,823	$288,397,069	$301,884,100	$701,073,166
Dividends — Affiliated	2,975,670	5,965	1,420	16,511
Securities lending income — Affiliated — net	—	—	1,196,087	—
Other income — Unaffiliated	—	—	2,614,687	—
Foreign taxes withheld	(23,304)	—	(21,141,482)	—
Foreign withholding tax claims	—	—	20,552,435	—
IRS Compliance fee for foreign withholding tax claims	—	—	(5,832,056)	—

Total investment income	462,688,189	288,403,034	299,275,191	701,089,677

EXPENSES
Investment advisory fees	16,969,924	6,140,494	21,854,275	73,109,642
Commitment fees	—	—	19,287	—
Professional fees	217	217	2,361,026	217

Total expenses	16,970,141	6,140,711	24,234,588	73,109,859

Net investment income	445,718,048	282,262,323	275,040,603	627,979,818

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	10,719,603	108,852,671	132,903,080	(102,383,824)
Investments — Affiliated	(657,068)	—	(8,860)	—
In-kind redemptions — Unaffiliated	953,473,722	366,242,499	16,147,640	1,263,955,175
In-kind redemptions — Affiliated	4,440,671	—	—	—
Futures contracts	3,745,588	3,995,240	3,959,229	8,142,327
Foreign currency transactions	—	—	(2,788,240)	—

Net realized gain	971,722,516	479,090,410	150,212,849	1,169,713,678

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(882,020,484)	55,327,994	(525,382,194)	(417,402,610)
Investments — Affiliated	(47,198,362)	—	—	—
Futures contracts	(3,858,648)	(203,797)	(1,635,177)	(3,357,204)
Foreign currency translations	—	—	(3,570,466)	—

Net change in unrealized appreciation (depreciation)	(933,077,494)	55,124,197	(530,587,837)	(420,759,814)

Net realized and unrealized gain (loss)	38,645,022	534,214,607	(380,374,988)	748,953,864

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$484,363,070	$816,476,930	$(105,334,385)	$1,376,933,682

See notes to financial statements.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended April 30, 2022

iShares U.S. Dividend and Buyback ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$3,307,525
Dividends — Affiliated	11,700
Foreign taxes withheld	(587)

Total investment income	3,318,638

EXPENSES
Investment advisory fees	391,451
Professional fees	217

Total expenses	391,668

Net investment income	2,926,970

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(2,493,915)
Investments — Affiliated	(3,550)
In-kind redemptions — Unaffiliated	11,690,689
In-kind redemptions — Affiliated	33,850
Futures contracts	(18,197)

Net realized gain	9,208,877

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(18,901,027)
Investments — Affiliated	(324,381)
Futures contracts	(65,848)

Net change in unrealized appreciation (depreciation)	(19,291,256)

Net realized and unrealized loss	(10,082,379)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,155,409)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets

	iShares Core Dividend Growth ETF		iShares Core High Dividend ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$445,718,048	$334,481,493	$282,262,323	$239,926,357
Net realized gain (loss)	971,722,516	158,309,065	479,090,410	(119,602,163)
Net change in unrealized appreciation (depreciation)	(933,077,494)	4,085,389,867	55,124,197	1,024,956,726

Net increase in net assets resulting from operations	484,363,070	4,578,180,425	816,476,930	1,145,280,920

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(433,784,061)	(326,148,283)	(262,993,551)	(238,406,761)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	4,289,062,601	4,795,396,795	2,238,090,827	(104,344,490)

NET ASSETS
Total increase in net assets	4,339,641,610	9,047,428,937	2,791,574,206	802,529,669
Beginning of year	18,403,156,398	9,355,727,461	6,839,327,465	6,036,797,796

End of year	$22,742,798,008	$18,403,156,398	$9,630,901,671	$6,839,327,465

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares International Select Dividend ETF		iShares Select Dividend ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$275,040,603	$176,517,860	$627,979,818	$539,461,221
Net realized gain (loss)	150,212,849	(599,215,367)	1,169,713,678	1,242,537,997
Net change in unrealized appreciation (depreciation)	(530,587,837)	1,651,282,925	(420,759,814)	4,468,805,896

Net increase (decrease) in net assets resulting from operations	(105,334,385)	1,228,585,418	1,376,933,682	6,250,805,114

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(239,788,045)	(166,047,075)	(605,570,050)	(544,125,763)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	624,868,028	(153,719,970)	2,395,005,483	(468,135,426)

NET ASSETS
Total increase in net assets	279,745,598	908,818,373	3,166,369,115	5,238,543,925
Beginning of year	4,329,941,791	3,421,123,418	18,495,567,155	13,257,023,230

End of year	$4,609,687,389	$4,329,941,791	$21,661,936,270	$18,495,567,155

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets  (continued)

	iShares U.S. Dividend and Buyback ETF

	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,926,970	$869,972
Net realized gain	9,208,877	2,851,821
Net change in unrealized appreciation (depreciation)	(19,291,256)	12,558,681

Net increase (decrease) in net assets resulting from operations	(7,155,409)	16,280,474

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,605,463)	(806,983)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	202,844,254	27,061,298

NET ASSETS
Total increase in net assets	193,083,382	42,534,789
Beginning of year	67,180,044	24,645,255

End of year	$260,263,426	$67,180,044

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core Dividend Growth ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of year	$49.87	$36.39	$38.13	$33.86	$30.75

Net investment income(a)	1.10	1.08	0.99	0.91	0.78
Net realized and unrealized gain (loss)(b)	0.68	13.44	(1.77)	4.20	3.07

Net increase (decrease) from investment operations	1.78	14.52	(0.78)	5.11	3.85

Distributions(c)
From net investment income	(1.07)	(1.04)	(0.96)	(0.84)	(0.74)

Total distributions	(1.07)	(1.04)	(0.96)	(0.84)	(0.74)

Net asset value, end of year	$50.58	$49.87	$36.39	$38.13	$33.86

Total Return(d)
Based on net asset value	3.51%	40.52%	(2.05)%	15.30%	12.59%

Ratios to Average Net Assets(e)
Total expenses	0.08%	0.08%	0.08%	0.08%	0.08%

Net investment income	2.10%	2.53%	2.55%	2.55%	2.32%

Supplemental Data
Net assets, end of year (000)	$22,742,798	$18,403,156	$9,355,727	$7,084,809	$3,343,410

Portfolio turnover rate(f)	22%	31%	24%	26%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core High Dividend ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of year	$95.59	$81.85	$95.42	$84.44	$83.27

Net investment income(a)	3.68	3.56	3.24	3.09	2.99
Net realized and unrealized gain (loss)(b)	7.80	13.72	(13.51)	11.01	1.20

Net increase (decrease) from investment operations	11.48	17.28	(10.27)	14.10	4.19

Distributions(c)
From net investment income	(3.40)	(3.54)	(3.30)	(3.12)	(3.02)

Total distributions	(3.40)	(3.54)	(3.30)	(3.12)	(3.02)

Net asset value, end of year	$103.67	$95.59	$81.85	$95.42	$84.44

Total Return(d)
Based on net asset value	12.21%	21.70%	(10.86)%	17.05%	5.03%

Ratios to Average Net Assets(e)
Total expenses	0.08%	0.08%	0.08%	0.08%	0.08%

Net investment income	3.68%	4.13%	3.53%	3.48%	3.47%

Supplemental Data
Net assets, end of year (000)	$9,630,902	$6,839,327	$6,036,798	$7,175,741	$6,007,744

Portfolio turnover rate(f)	74%	75%	62%	57%	46%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares International Select Dividend ETF

	Year Ended 04/30/22		Year Ended 04/30/21		Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of year	$32.41		$24.14		$31.59	$34.11	$31.78

Net investment income(a)	1.95	(b)	1.35		1.83	1.71	1.43
Net realized and unrealized gain (loss)(c)	(2.48)		8.19		(7.10)	(2.48)	2.41

Net increase (decrease) from investment operations	(0.53)		9.54		(5.27)	(0.77)	3.84

Distributions(d)
From net investment income	(1.71)		(1.27)		(2.18)	(1.75)	(1.51)

Total distributions	(1.71)		(1.27)		(2.18)	(1.75)	(1.51)

Net asset value, end of year	$30.17		$32.41		$24.14	$31.59	$34.11

Total Return(e)
Based on net asset value	(1.76	)%(b)	40.57%		(17.15)%	(2.13)%	12.35%

Ratios to Average Net Assets(f)
Total expenses	0.54%		0.49%		0.49%	0.49%	0.49%

Total expenses after fees waived	0.54%		0.49%		0.49%	0.49%	0.49%

Total expenses excluding professional fees for foreign withholding tax claims	0.49%		N/A		N/A	0.49%	N/A

Net investment income	6.12	%(b)	4.87%		6.06%	5.39%	4.27%

Supplemental Data
Net assets, end of year (000)	$4,609,687		$4,329,942		$3,421,123	$4,377,418	$4,922,792

Portfolio turnover rate(g)	36%		86	%(h)	12%	35%	24%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended April 30, 2022:
•	Net investment income per share by $0.13.
•	Total return by 0.39%.
•	Ratio of net investment income to average net assets by 0.41%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Select Dividend ETF
	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of year	$118.37	$80.66	$101.13	$96.31	$91.51

Net investment income(a)	3.91	3.51	3.51	3.31	3.08
Net realized and unrealized gain (loss)(b)	4.97	37.74	(20.30)	4.80	4.76

Net increase (decrease) from investment operations	8.88	41.25	(16.79)	8.11	7.84

Distributions(c)
From net investment income	(3.75)	(3.54)	(3.68)	(3.29)	(3.04)

Total distributions	(3.75)	(3.54)	(3.68)	(3.29)	(3.04)

Net asset value, end of year	$123.50	$118.37	$80.66	$101.13	$96.31

Total Return(d)
Based on net asset value	7.63%	52.54%	(16.96)%	8.63%	8.65%

Ratios to Average Net Assets(e)
Total expenses	0.38%	0.38%	0.39%	0.39%	0.39%

Net investment income	3.23%	3.78%	3.60%	3.40%	3.24%

Supplemental Data
Net assets, end of year (000)	$21,661,936	$18,495,567	$13,257,023	$17,585,695	$16,714,032

Portfolio turnover rate(f)	15%	55%	6%	21%	28%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Dividend and Buyback ETF
	Year Ended 04/30/22		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Period From 11/07/17 to 04/30/18	(a)

Net asset value, beginning of period	$38.39		$25.94	$27.96	$25.30	$24.99

Net investment income(b)	0.77		0.70	0.64	0.61	0.26
Net realized and unrealized gain (loss)(c)	0.68		12.43	(2.02)	2.67	0.28

Net increase (decrease) from investment operations	1.45		13.13	(1.38)	3.28	0.54

Distributions(d)
From net investment income	(0.70)		(0.68)	(0.64)	(0.58)	(0.23)
From net realized gain	—		—	—	(0.04)	—

Total distributions	(0.70)		(0.68)	(0.64)	(0.62)	(0.23)

Net asset value, end of period	$39.14		$38.39	$25.94	$27.96	$25.30

Total Return(e)
Based on net asset value	3.71	%(f)	51.33%	(4.95)%	13.21%	2.16	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.25%		0.25%	0.25%	0.25%	0.25	%(h)

Net investment income	1.87%		2.20%	2.31%	2.34%	2.07	%(h)

Supplemental Data
Net assets, end of period (000)	$260,263		$67,180	$24,645	$8,389	$7,591

Portfolio turnover rate(i)	25%		30%	33%	31%	14	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core Dividend Growth	Diversified
Core High Dividend	Non-diversified
International Select Dividend	Diversified
Select Dividend	Diversified
U.S. Dividend and Buyback	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core Dividend Growth	0.08%
Core High Dividend	0.08
U.S. Dividend and Buyback	0.25

For its investment advisory services to the iShares International Select Dividend ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $12 billion	0.5000%
Over $12 billion, up to and including $18 billion	0.4750
Over $18 billion, up to and including $24 billion	0.4513
Over $24 billion, up to and including $30 billion	0.4287
Over $30 billion	0.4073

For its investment advisory services to the iShares Select Dividend ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $46 billion	0.4000%
Over $46 billion, up to and including $81 billion	0.3800
Over $81 billion, up to and including $111 billion	0.3610
Over $111 billion, up to and including $141 billion	0.3430
Over $141 billion, up to and including $171	0.3259
Over $171 billion	0.3096

Prior to July 14, 2021, for its investment advisory services to the iShares Select Dividend ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $46 billion	0.4000%
Over $46 billion, up to and including $81 billion	0.3800
Over $81 billion, up to and including $111 billion	0.3610
Over $111 billion, up to and including $141 billion	0.3430
Over $141 billion	0.3259

Expense Waivers: BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). BFA has elected to implement a voluntary fee waiver to the iShares International Select Dividend ETF in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

For the year ended April 30, 2022, there were no fees waived by BFA pursuant to this arrangement.

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares Select Dividend ETF and iShares U.S. Dividend and Buyback ETF have entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares Select Dividend ETF and iShares U.S. Dividend and Buyback ETF do not pay BRIL for ETF Services.

Prior to April 25, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (continued)

fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares Select Dividend ETF and iShares U.S. Dividend and Buyback ETF (the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, the iShares International Select Dividend ETF (the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) the Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Group 1 Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. The Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) the Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended April 30, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

International Select Dividend	$266,457

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Core Dividend Growth	$914,828,885	$655,533,046	$(5,603,757)
Core High Dividend	1,106,200,636	1,003,041,704	43,263,899
International Select Dividend	1,234,204	6,413,704	(307,621)
Select Dividend	229,675,162	549,864,962	(24,968,436)
U.S. Dividend and Buyback	16,310,088	15,840,943	(1,402,681)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended April 30, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Core Dividend Growth	$4,634,865,290	$4,644,245,886
Core High Dividend	5,693,702,306	5,668,434,660
International Select Dividend	1,789,476,117	1,591,013,658
Select Dividend	3,041,755,654	2,987,029,043
U.S. Dividend and Buyback	38,797,547	38,669,506

For the year ended April 30, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Core Dividend Growth	$6,394,812,601	$2,121,113,580
Core High Dividend	4,086,221,998	1,857,763,798
International Select Dividend	508,578,975	72,577,621
Select Dividend	5,982,740,827	3,575,056,757
U.S. Dividend and Buyback	234,465,039	31,989,167

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Core Dividend Growth	$952,118,610	$(952,118,610)
Core High Dividend	353,950,208	(353,950,208)
International Select Dividend	14,594,394	(14,594,394)
Select Dividend	1,236,209,798	(1,236,209,798)
U.S. Dividend and Buyback	11,617,080	(11,617,080)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/22	Year Ended 04/30/21

Core Dividend Growth
Ordinary income	$433,784,061	$326,148,283

Core High Dividend
Ordinary income	$262,993,551	$238,406,761

International Select Dividend
Ordinary income	$239,788,045	$166,047,075

Select Dividend
Ordinary income	$605,570,050	$544,125,763

U.S. Dividend and Buyback
Ordinary income	$2,605,463	$806,983

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

As of April 30, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

Core Dividend Growth	$36,552,937	$(500,795,997)	$3,093,844,925	$2,629,601,865
Core High Dividend	27,676,929	(940,170,854)	624,327,245	(288,166,680)
International Select Dividend	45,894,633	(1,024,720,546)	(2,780,614)	(981,606,527)
Select Dividend	22,111,695	(448,427,573)	2,585,674,842	2,159,358,964
U.S. Dividend and Buyback	391,586	(3,581,767)	(6,475,203)	(9,665,384)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of partnership income.

For the year ended April 30, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

Core Dividend Growth	$30,248,411
Core High Dividend	122,035,974
International Select Dividend	147,813,022

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Core Dividend Growth	$19,624,109,714	$3,613,230,415	$(519,385,490)	$3,093,844,925
Core High Dividend	8,995,071,187	1,037,140,122	(412,812,877)	624,327,245
International Select Dividend	4,557,982,565	378,508,972	(378,516,129)	(7,157)
Select Dividend	19,050,179,669	3,365,753,045	(780,078,203)	2,585,674,842
U.S. Dividend and Buyback	266,413,802	11,948,183	(18,423,386)	(6,475,203)

9.	LINE OF CREDIT

The iShares International Select Dividend ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares International Select Dividend ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended April 30, 2022, the Fund did not borrow under the Credit Agreement or Syndicated Credit Agreement.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/22		Year Ended 04/30/21

iShares ETF	Shares	Amount	Shares	Amount

Core Dividend Growth
Shares sold	121,400,000	$6,428,227,610	140,800,000	$5,967,489,614
Shares redeemed	(40,750,000)	(2,139,165,009)	(28,900,000)	(1,172,092,819)

Net increase	80,650,000	$4,289,062,601	111,900,000	$4,795,396,795

Core High Dividend
Shares sold	39,450,000	$4,102,347,570	9,350,000	$857,073,484
Shares redeemed	(18,100,000)	(1,864,256,743)	(11,550,000)	(961,417,974)

Net increase (decrease)	21,350,000	$2,238,090,827	(2,200,000)	$(104,344,490)

International Select Dividend
Shares sold	21,900,000	$708,294,656	9,000,000	$272,038,651
Shares redeemed	(2,700,000)	(83,426,628)	(17,100,000)	(425,758,621)

Net increase (decrease)	19,200,000	$624,868,028	(8,100,000)	$(153,719,970)

Select Dividend
Shares sold	48,950,000	$6,044,186,342	17,250,000	$1,779,672,971
Shares redeemed	(29,800,000)	(3,649,180,859)	(25,350,000)	(2,247,808,397)

Net increase (decrease)	19,150,000	$2,395,005,483	(8,100,000)	$(468,135,426)

U.S. Dividend and Buyback
Shares sold	5,700,000	$235,671,266	1,200,000	$38,829,975
Shares redeemed	(800,000)	(32,827,012)	(400,000)	(11,768,677)

Net increase	4,900,000	$202,844,254	800,000	$27,061,298

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator or BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

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Notes to Financial Statements  (continued)

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares International Select Dividend ETF has filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Sweden based upon determinations made by Swedish tax authorities. Professional and other fees associated with the filing of tax claims in Sweden that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. The Fund continues to evaluate developments in Sweden, for potential impacts to the receivables and associated professional fees payable. Swedish tax claims receivable and related liabilities are disclosed in the Statement of Assets and Liabilities. Collection of this receivable, and any subsequent payment of associated liabilities, depends upon determinations made by Swedish tax authorities.

The iShares International Select Dividend ETF is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statement of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Core Dividend Growth ETF, iShares Core High Dividend ETF,

iShares International Select Dividend ETF, iShares Select Dividend ETF and

iShares U.S. Dividend and Buyback ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares International Select Dividend ETF, iShares Select Dividend ETF and iShares U.S. Dividend and Buyback ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2022:

iShares ETF	Qualified Dividend Income

Core Dividend Growth	$459,365,441
Core High Dividend	281,569,547
International Select Dividend	269,545,730
Select Dividend	685,055,149
U.S. Dividend and Buyback	3,209,539

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2022:

iShares ETF	Qualified Business Income

U.S. Dividend and Buyback	$12,928

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2022:

iShares ETF	Foreign Source Income Earned

International Select Dividend	$301,941,625

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Core Dividend Growth	100.00%
Core High Dividend	100.00%
Select Dividend	100.00%
U.S. Dividend and Buyback	100.00%

I M P O R T A N T T A X I N F O R M A T I O N	61

Statement Regarding Liquidity Risk Management Program  (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares International Select Dividend ETF, iShares Select Dividend ETF and iShares U.S. Dividend and Buyback ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Core Dividend Growth	$1.071576	$—	$—	$1.071576	100%	—%	—%		100%
Core High Dividend	3.395664	—	—	3.395664	100	—	—		100
International Select Dividend	1.706656	—	—	1.706656	100	—	—		100
Select Dividend	3.751214	—	—	3.751214	100	—	—		100
U.S. Dividend and Buyback(a)	0.695901	—	0.003304	0.699205	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares Select Dividend ETF (the “Fund”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

S U P P L E M E N T A L I N F O R M A T I O N	63

Supplemental Information (unaudited) (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration
Select Dividend	$1,766,661	$826,029	$940,632	661	$216,243	$22,348

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of April 30, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	65

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	67

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	69

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-406-0422

APRIL 30, 2022

2022 Annual Report

iShares Trust

•  iShares Morningstar Growth ETF | ILCG | NYSE Arca

•  iShares Morningstar Mid-Cap ETF | IMCB | NYSE Arca

•  iShares Morningstar Mid-Cap Growth ETF | IMCG | NYSE Arca

•  iShares Morningstar Mid-Cap Value ETF | IMCV | NASDAQ

•  iShares Morningstar Small-Cap ETF | ISCB | NYSE Arca

•  iShares Morningstar Small-Cap Growth ETF | ISCG | NYSE Arca

•  iShares Morningstar Small-Cap Value ETF | ISCV | NYSE Arca

•  iShares Morningstar U.S. Equity ETF | ILCB | NYSE Arca

•  iShares Morningstar Value ETF | ILCV | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed but mostly down, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. We believe sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(9.65)%	0.21%

U.S. small cap equities (Russell 2000® Index)	(18.38)	(16.87)

International equities (MSCI Europe, Australasia, Far East Index)	(11.80)	(8.15)

Emerging market equities (MSCI Emerging Markets Index)	(14.15)	(18.33)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.29)	(8.86)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.47)	(8.51)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.90)	(7.88)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.40)	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks declined for the 12 months ended April 30, 2022 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned -3.11%. Equities advanced early in the reporting period as high consumer spending drove robust economic growth and authorities eased most remaining coronavirus pandemic-related restrictions. Increased economic activity led to strong corporate earnings as companies reaped the benefits of the recovery. However, significant challenges emerged in the second half of the reporting period which erased earlier gains, including high inflation, rising interest rates, slower economic growth, and the impacts of Russia’s invasion of Ukraine.

The U.S. economy grew briskly over the final three quarters of 2021, powered primarily by consumers with strong household balance sheets. Record-high personal savings rates allowed consumers to spend at an elevated level throughout much of the reporting period, releasing pent-up demand for goods and services. Hiring increased as businesses restored capacity, and unemployment decreased substantially, falling to 3.6% in April 2022 — only marginally higher than the pre-pandemic rate of 3.5% in February 2020. However, growth stalled in the first quarter of 2022, and the economy contracted amid lower inventory investment and an inflation-driven decline in consumer sentiment.

The rapid increase in consumer spending drove a significant rise in inflation. Supply chains for many goods were disrupted by the pandemic and could not quickly adapt to the rapid rebound in demand. In one prominent example of this dynamic, a global shortage of semiconductors created bottlenecks in the production of many goods, including automobiles. Consequently, the price of used cars rose sharply during the reporting period and played a notable role in overall inflation. Oil prices also rose significantly as demand increased and a lack of investment constrained the supply of oil. The strong job market led to higher wages, particularly at the lower end of the market. These factors drove prices higher in many areas of the economy. By the end of the reporting period, the consumer price index, a widely used measure of prices in the U.S., grew at the fastest rate since 1982.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates and indicated that further increases could be necessary. Interest rates rose significantly in anticipation of further tightening, leading to higher borrowing costs for businesses.

Russia’s invasion of Ukraine in late February 2022 led to substantial disruptions to the global economy and increased uncertainty in financial markets, exacerbating inflation and weighing on U.S. corporate earnings. The invasion was met with widespread condemnation and sanctions imposed by many countries on the Russian state, businesses, and individuals. As Russia is a top producer of both oil and natural gas, global supply concerns led to sharp volatility in U.S. energy markets.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® Morningstar Growth ETF

Investment Objective

The iShares Morningstar Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® US Large-Mid Cap Broad Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(8.59)%	16.30%	14.77%	(8.59)%	112.81%	296.61%
Fund Market	(8.64)	16.29	14.77	(8.64)	112.69	296.42
Index	(8.56)	16.71	15.12	(8.56)	116.57	308.76

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Large Growth IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Large-Mid Cap Broad Growth IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 794.10	$ 0.18		$ 1,000.00	$ 1,024.60	$ 0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2022 (continued)	iShares® Morningstar Growth ETF

Portfolio Management Commentary

Growth-oriented large- and mid-capitalization U.S. stocks declined moderately for the reporting period, as high inflation, rising interest rates, and slowing economic growth pressured stocks. The communication services sector detracted the most from the Index’s return. The media and entertainment industry was the leading source of detraction, as shifts in consumer consumption patterns disrupted both advertising and subscription-based revenue streams. As vaccination rates increased and more in-person entertainment options reopened, the coronavirus pandemic-led surge in online activity began to abate, pressuring online advertisers in the interactive media and services industry. Enhanced privacy tools and opt-in data tracking built into mobile operating systems made it more difficult for advertisers to target consumers. High inflation and the war in Ukraine prompted companies to slow their spending on online advertising, which further weighed on industry revenues.

Changing consumer behavior also negatively impacted stocks of content providers in the entertainment industry. Increased password sharing and strong competition pressured revenues of companies that sell subscription-based streaming content. The resumption of in-person activities further dampened growth for home entertainment providers, although higher theme park revenues partially offset this slowdown.

Stocks in the consumer discretionary sector also detracted from the Index’s return despite an overall increase in consumer spending. The internet and direct marketing retail industry declined the most as the strong growth in online retailing that accelerated during the pandemic began to slow. To meet the increase in demand, companies in the industry made significant investments in capacity, including staffing and warehouse facilities. As sales growth slowed, this meant that costs rose faster than revenues, pressuring profit margins. High inflation further weighed on profitability, as costs for transportation and shipping increased sharply. The tight labor market also meant that staffing costs rose substantially.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	42.6%
Consumer Discretionary	17.8
Communication Services	12.5
Health Care	9.1
Industrials	5.8
Financials	5.3
Real Estate	3.1
Materials	1.8
Consumer Staples	1.2
Other (each representing less than 1%)	0.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Microsoft Corp.	12.1%
Apple Inc.	8.6
Amazon.com Inc.	6.3
Tesla Inc.	4.3
Alphabet Inc., Class A	4.0
Alphabet Inc., Class C	3.7
NVIDIA Corp.	2.7
Mastercard Inc., Class A	1.8
Meta Platforms Inc, Class A	1.8
Berkshire Hathaway Inc., Class B	1.3

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® Morningstar Mid-Cap ETF

Investment Objective

The iShares Morningstar Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities, as represented by the Morningstar® US Mid Cap IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(3.99)%	9.76%	11.59%	(3.99)%	59.29%	199.40%
Fund Market	(4.09)	9.74	11.59	(4.09)	59.17	199.27
Index	(3.97)	9.99	11.84	(3.97)	60.97	206.07

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Mid Core IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Mid Cap IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 889.40	$ 0.19		$ 1,000.00	$ 1,024.60	$ 0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2022 (continued)	iShares® Morningstar Mid-Cap ETF

Portfolio Management Commentary

Mid-capitalization U.S. stocks declined for the reporting period, as high inflation, rising interest rates, and slowing economic growth pressured stocks. The consumer discretionary sector faced an especially challenging environment. The household durables industry declined notably due to weakness among homebuilding companies. Higher costs for materials and labor negatively affected homebuilders, as did rising mortgage rates, which make financing of home purchases more difficult, depressing demand. The retail industry also declined, disrupted by supply chain difficulties, which created shortages of certain products. Semiconductor shortages curtailed the market for automobiles, and retailers specializing in used car sales faced headwinds due to shrinking inventories.

In the healthcare sector, the stocks of many mid-sized companies weakened. Rising interest rates worked against companies early in the product development process, as investors sought more predictable cash flows amid increasing borrowing costs. The biotechnology industry declined amid stiff competition and slowing merger and acquisition activity.

The industrials sector also declined as the Fed’s tightening monetary policy raised concerns about economic growth. The machinery and electrical equipment industries weakened amid higher input prices and supply chain disruptions. Divestitures from the Russian market further weighed on the machinery industry.

On the upside, the energy sector gained significantly from higher prices for energy commodities. The prices of oil, natural gas, and coal all rose notably during the reporting period, as demand for energy accelerated while supply remained constrained. The war in Ukraine drove further price gains. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending. The real estate sector also advanced amid a nationwide surge in residential and commercial property prices and increasing apartment occupancy rates.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Industrials	14.8%
Information Technology	14.4
Financials	11.8
Consumer Discretionary	10.6
Health Care	10.6
Real Estate	9.0
Materials	7.2
Utilities	6.5
Energy	6.3
Consumer Staples	5.4
Communication Services	3.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Archer-Daniels-Midland Co.	0.6%
Occidental Petroleum Corp.	0.6
Centene Corp.	0.6
McKesson Corp.	0.6
Valero Energy Corp.	0.6
Sysco Corp.	0.5
Hilton Worldwide Holdings Inc.	0.5
General Mills Inc.	0.5
Nucor Corp.	0.5
Corteva Inc.	0.5

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® Morningstar Mid-Cap Growth ETF

Investment Objective

The iShares Morningstar Mid-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® US Mid Cap Broad Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(12.56)%	14.77%	13.02%	(12.56)%	99.11%	240.20%
Fund Market	(12.64)	14.76	13.03	(12.64)	99.08	240.27
Index	(12.51)	15.04	13.28	(12.51)	101.47	247.89

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Mid Growth IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Mid Cap Broad Growth IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 782.00	$ 0.27		$ 1,000.00	$ 1,024.50	$ 0.30		0.06%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2022 (continued)	iShares® Morningstar Mid-Cap Growth ETF

Portfolio Management Commentary

Growth-oriented mid-capitalization U.S. stocks declined for the reporting period amid high inflation, rising interest rates, and slowing economic growth. Stocks in the consumer discretionary sector detracted the most from the Index’s return. The retail industry was disrupted by supply chain difficulties, which created shortages of certain products. Supply chain challenges also led to increased transportation costs, and some retailers struggled to keep items in stock. Semiconductor shortages curtailed the market for automobiles, and retailers specializing in used car sales faced headwinds due to shrinking inventories. The internet and direct marketing retail industry declined amid inflationary pressure, which constrained earnings. Sales of home exercise equipment slowed as more people returned to gyms, and competition from digital fitness services increased, weighing on the leisure products industry.

The healthcare sector detracted meaningfully from the Index’s return, as the stocks of many mid-sized companies in the sector declined. Rising interest rates worked against companies early in the product development process, as investors sought more predictable cash flows amid increasing borrowing costs. The biotechnology industry declined amid stiff competition from companies working to develop new treatments in similar areas. Disruptions from the Omicron variant and slowing demand for products that perform genetic sequencing constrained the life sciences tools and services industry.

Stocks in the information technology sector also detracted from the Index’s performance. The software industry declined, as investors increased their scrutiny of companies with relatively low earnings. A security breach involving customer data at an authentication platform provider negatively impacted the IT services industry.

On the upside, the energy sector contributed to the Index’s return. Rising oil and gas prices drove increased cash flow in the oil, gas, and consumable fuels industry, allowing companies to reduce their debt loads while minimizing investment spending.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	23.9%
Industrials	19.3
Health Care	14.5
Consumer Discretionary	11.7
Real Estate	8.6
Financials	8.2
Materials	4.7
Energy	3.6
Communication Services	3.0
Consumer Staples	1.8
Utilities	0.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Hilton Worldwide Holdings Inc.	1.2%
SBA Communications Corp.	1.0
Verisk Analytics Inc.	0.9
Cheniere Energy Inc.	0.9
TransDigm Group Inc.	0.9
Datadog Inc., Class A	0.9
Mettler-Toledo International Inc.	0.8
ResMed Inc.	0.8
Old Dominion Freight Line Inc.	0.7
Arista Networks Inc.	0.7

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® Morningstar Mid-Cap Value ETF

Investment Objective

The iShares Morningstar Mid-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® US Mid Cap Broad Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	4.28%	8.46%	12.04%	4.28%	50.08%	211.62%
Fund Market	4.30	8.48	12.05	4.30	50.21	212.00
Index	4.32	8.68	12.32	4.32	51.61	219.60

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Mid Value IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Mid Cap Broad Value IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,001.50	$ 0.30		$ 1,000.00	$ 1,024.50	$ 0.30		0.06%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2022 (continued)	iShares® Morningstar Mid-Cap Value ETF

Portfolio Management Commentary

Value-oriented mid-capitalization U.S. stocks advanced for the reporting period despite high inflation, rising interest rates, and slowing economic growth. Value stocks, which tend to be particularly sensitive to economic fundamentals, were supported by the recovering economy. High consumer spending, bolstered by households’ solid balance sheets, helped drive improved economic output, supporting value stocks.

The energy sector gained significantly from higher prices for energy commodities. As the global economy rebounded following the initial disruptions of the coronavirus pandemic, demand for energy accelerated while supply remained constrained. Consequently, the prices of oil, natural gas, and coal all rose notably during the reporting period. The war in Ukraine drove further gains in energy prices as sanctions on Russia, the world’s third-largest supplier of oil, led to increased uncertainty surrounding supply. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending.

The consumer staples sector also gained, driven primarily by the food products industry. Strong consumer demand and higher grain prices following the Russian invasion of Ukraine supported profitability for companies with large food commodities trading operations.

On the downside, stocks in the industrials sector declined, as the Fed’s tightening monetary policy raised concerns about economic growth. The machinery industry weakened amid higher input prices, supply chain disruptions, and divestitures from the Russian market.

The communication services sector also declined, including the movies and entertainment industry. A difficult environment for subscription-based content weighed particularly heavily on a spinoff from a larger conglomerate, as analysts questioned the profitability of the new company’s streaming services.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	14.7%
Industrials	11.3
Utilities	10.8
Consumer Discretionary	9.7
Real Estate	9.4
Materials	9.2
Energy	8.4
Consumer Staples	8.3
Health Care	7.5
Information Technology	7.0
Communication Services	3.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Archer-Daniels-Midland Co.	1.1%
Centene Corp.	1.0
McKesson Corp.	1.0
Sysco Corp.	0.9
General Mills Inc.	0.9
Williams Companies Inc. (The)	0.9
Phillips 66	0.9
Warner Bros. Discovery Inc.	0.9
HP Inc.	0.9
Xcel Energy Inc.	0.9

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® Morningstar Small-Cap ETF

Investment Objective

The iShares Morningstar Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the Morningstar® US Small Cap Extended IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(15.22)%	5.36%	9.13%	(15.22)%	29.84%	139.48%
Fund Market	(15.38)	5.33	9.11	(15.38)	29.68	139.19
Index	(15.25)	5.47	9.24	(15.25)	30.48	142.03

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Small Core IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Small Cap Extended IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 841.00	$ 0.18		$ 1,000.00	$ 1,024.60	$ 0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of April 30, 2022 (continued)	iShares® Morningstar Small-Cap ETF

Portfolio Management Commentary

Small-capitalization U.S. stocks declined for the reporting period, as high inflation, rising interest rates, and slowing economic growth pressured stocks. The healthcare sector declined, particularly stocks of many smaller companies in the sector. Rising interest rates worked against these companies, which tend to be early in the product development process, as investors sought more predictable cash flows amid increasing borrowing costs. The biotechnology industry declined amid stiff competition from companies working to develop new treatments in similar areas. Merger and acquisition activity also slowed significantly, dampening investor enthusiasm for smaller companies that could be acquired by larger firms. Uncertainty surrounding the new administration’s approach to mergers in the industry also worked against biotechnology stocks.

Stocks in the consumer discretionary sector declined despite an overall increase in consumer spending. The specialty retail industry faced headwinds from rising prices, as inflation increased the wholesale cost of goods for retailers. Brick-and-mortar retailers also faced stiff competition from online sellers. The household durables industry also decreased, as higher costs for materials and labor negatively affected homebuilders, as did rising mortgage rates, which make financing of home purchases more difficult, depressing demand.

Higher inflation and rising interest rates disproportionately pressured smaller companies in the information technology sector, leading the sector to decline. The software industry faced a particularly challenging environment, as investors increased their scrutiny of companies with low earnings relative to their stock prices.

On the upside, the energy sector advanced amid higher prices for energy commodities. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	16.2%
Industrials	15.4
Information Technology	14.0
Health Care	13.8
Consumer Discretionary	11.3
Real Estate	8.2
Energy	6.1
Materials	5.2
Consumer Staples	4.2
Utilities	2.8
Communication Services	2.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

EQT Corp.	0.4%
Antero Resources Corp.	0.3
Webster Financial Corp.	0.3
American Campus Communities Inc.	0.3
BJ’s Wholesale Club Holdings Inc.	0.3
Royal Gold Inc.	0.3
First Citizens BancShares Inc./NC, Class A	0.3
Chesapeake Energy Corp.	0.3
Southwestern Energy Co.	0.3
Wyndham Hotels & Resorts Inc.	0.3

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® Morningstar Small-Cap Growth ETF

Investment Objective

The iShares Morningstar Small-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® US Small Cap Broad Growth Extended IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(23.36)%	9.17%	10.49%	(23.36)%	55.05%	171.28%
Fund Market	(23.38)	9.16	10.49	(23.38)	55.01	171.20
Index	(23.34)	9.30	10.57	(23.34)	56.01	173.20

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Small Growth IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Small Cap Broad Growth Extended IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 761.10	$ 0.26		$ 1,000.00	$ 1,024.50	$ 0.30		0.06%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of April 30, 2022 (continued)	iShares® Morningstar Small-Cap Growth ETF

Portfolio Management Commentary

Growth-oriented small-capitalization U.S. stocks declined significantly for the reporting period, as high inflation, rising interest rates, and slowing economic growth pressured stocks. Growth stocks, which derive a significant portion of their prices from investors’ expectations of future growth, faced significant headwinds relative to other equities. Growth stocks are particularly sensitive to interest rates, which rose as the Fed moved to a less accommodative monetary policy. Persistent inflation and the war in Ukraine led to concerns about slower economic growth, which also weighed on growth stocks.

The healthcare sector was the leading detractor from the Index’s return, as the stocks of many smaller-sized companies in the sector declined. Rising interest rates worked against companies early in the product development process, as investors sought more predictable cash flows amid increasing borrowing costs. The biotechnology industry declined amid stiff competition from companies working to develop new treatments in similar areas. Merger and acquisition activity also slowed significantly, dampening investor enthusiasm for smaller companies that could be acquired by larger firms. Uncertainty surrounding the new administration’s approach to mergers in the industry also worked against biotechnology stocks.

Higher inflation and rising interest rates disproportionately pressured smaller companies in the information technology sector, leading the sector to detract from the Index’s return. The software industry was the most significant detractor, as investors increased their scrutiny of companies with relatively low earnings.

On the downside, stocks in the consumer discretionary sector detracted from the Index’s performance. An online car sales platform in the specialty retail industry faced profitability constraints, as the cost of acquiring vehicles and a tight labor market pressured sales margins. The household durables industry also declined, as supply challenges hindered revenue growth.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	22.1%
Health Care	21.9
Industrials	15.1
Consumer Discretionary	12.0
Financials	8.4
Real Estate	7.1
Materials	3.9
Consumer Staples	3.7
Communication Services	2.5
Energy	2.4
Utilities	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Wyndham Hotels & Resorts Inc.	0.6%
Pure Storage Inc., Class A	0.5
WillScot Mobile Mini Holdings Corp.	0.5
EastGroup Properties Inc.	0.5
Exelixis Inc.	0.5
Planet Fitness Inc., Class A	0.5
Coherent Inc.	0.5
Euronet Worldwide Inc.	0.4
RenaissanceRe Holdings Ltd.	0.4
Sarepta Therapeutics Inc.	0.4

(a)	Excludes money market funds.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® Morningstar Small-Cap Value ETF

Investment Objective

The iShares Morningstar Small-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® US Small Cap Broad Value Extended IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(4.19)%	5.06%	9.15%	(4.19)%	28.00%	139.91%
Fund Market	(4.21)	5.06	9.14	(4.21)	27.98	139.80
Index	(4.13)	5.33	9.38	(4.13)	29.64	145.14

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Small Value IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Small Cap Broad Value Extended IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 942.80	$ 0.29		$ 1,000.00	$ 1,024.50	$ 0.30		0.06%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of April 30, 2022 (continued)	iShares® Morningstar Small-Cap Value ETF

Portfolio Management Commentary

Value-oriented small-capitalization U.S. stocks declined for the reporting period, as high inflation, rising interest rates, and slowing economic growth pressured stocks. Stocks in the consumer discretionary sector weakened despite an overall increase in consumer spending. The household durables industry declined notably, driven primarily by homebuilding companies. Higher costs for materials and labor negatively affected homebuilders, as did rising mortgage rates. The specialty retail industry faced headwinds from rising prices, as inflation increased the wholesale cost of goods for retailers. Brick-and-mortar retailers also faced stiff competition from online sellers.

The financials sector also declined, particularly bank stocks. Slowing economic growth prompted concern among investors, outweighing the positive effect of higher interest rates, which allow banks to charge more for loans. Capital market volatility pressured banks, leading to earnings and revenues below analysts’ expectations despite higher net interest income.

The healthcare sector also weakened, driven by companies early in the product development process, as investors sought more predictable cash flows amid increasing borrowing costs due to rising interest rates. The biotechnology industry declined amid stiff competition from companies working to develop new treatments in similar areas.

On the upside, the energy sector gained from significantly higher prices for energy commodities. As the global economy rebounded following the initial disruptions of the coronavirus pandemic, demand for energy accelerated while supply remained constrained. Consequently, the prices of oil, natural gas, and coal all rose notably during the reporting period. The war in Ukraine drove further gains in energy prices. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	23.0%
Industrials	15.5
Consumer Discretionary	10.9
Real Estate	9.5
Energy	9.0
Information Technology	7.4
Materials	6.4
Health Care	6.3
Consumer Staples	4.6
Utilities	4.6
Communication Services	2.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Webster Financial Corp.	0.5%
BJ’s Wholesale Club Holdings Inc.	0.5
Chesapeake Energy Corp.	0.5
Southwestern Energy Co.	0.5
United States Steel Corp.	0.4
EQT Corp.	0.4
Tenet Healthcare Corp.	0.4
OGE Energy Corp.	0.4
Range Resources Corp.	0.4
NOV Inc.	0.4

(a)	Excludes money market funds.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® Morningstar U.S. Equity ETF

Investment Objective

The iShares Morningstar U.S. Equity ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities, as represented by the Morningstar® US Large-Mid Cap IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(2.08)%	11.84%	13.37%	(2.08)%	74.96%	250.61%
Fund Market	(2.20)	11.82	13.36	(2.20)	74.80	250.41
Index	(2.07)	12.04	13.58	(2.07)	76.57	257.35

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Large Core IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Large-Mid Cap IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 885.10	$ 0.14		$ 1,000.00	$ 1,024.60	$ 0.15		0.03%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	19

Fund Summary as of April 30, 2022 (continued)	iShares® Morningstar U.S. Equity ETF

Portfolio Management Commentary

Large- and mid-capitalization U.S. stocks declined modestly for the reporting period, as high inflation, rising interest rates, and slowing economic growth pressured stocks. The communication services sector faced a challenging environment due to shifts in consumer consumption patterns. As vaccination rates increased and more in-person entertainment options reopened, the coronavirus pandemic-led surge in online activity began to abate, pressuring online advertisers in the interactive media and services industry. Enhanced privacy tools and opt-in data tracking built into mobile operating systems made it more difficult for advertisers to target consumers. Increased password sharing and strong competition pressured revenues of companies in the entertainment industry that sell subscription-based streaming content. The resumption of in-person activities further dampened growth for home entertainment providers, although higher theme park revenues partially offset this slowdown.

Stocks in the consumer discretionary sector also declined despite an overall increase in consumer spending. The internet and direct marketing retail industry weakened as the strong growth in online retailing that accelerated during the pandemic began to slow. To meet increased demand, companies in the industry made significant investments in capacity, including staffing and warehouses. However, as sales growth slowed, costs rose faster than revenues, pressuring profit margins.

On the upside, the energy sector advanced amid higher prices for energy commodities. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending.

The consumer staples sector also gained, driven primarily by the beverages industry. Brand loyalty helped beverages companies to improve profit margins by raising prices to keep pace with rising input costs.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	27.6%
Health Care	13.8
Consumer Discretionary	11.6
Financials	11.0
Communication Services	8.3
Industrials	8.2
Consumer Staples	6.5
Energy	4.0
Real Estate	3.3
Materials	2.9
Utilities	2.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Apple Inc.	6.4%
Microsoft Corp.	5.5
Amazon.com Inc.	2.9
Tesla Inc.	1.9
Alphabet Inc., Class A	1.8
Alphabet Inc., Class C	1.7
Berkshire Hathaway Inc., Class B	1.6
UnitedHealth Group Inc.	1.3
Johnson & Johnson	1.3
NVIDIA Corp.	1.2

(a)	Excludes money market funds.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® Morningstar Value ETF

Investment Objective

The iShares Morningstar Value ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® US Large-Mid Cap Broad Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	4.02%	9.37%	10.51%	4.02%	56.47%	171.65%
Fund Market	3.98	9.37	10.51	3.98	56.49	171.70
Index	4.06	9.59	10.76	4.06	58.09	177.93

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Large Value IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Large-Mid Cap Broad Value IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 979.30	$ 0.20		$ 1,000.00	$ 1,024.60	$ 0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	21

Fund Summary as of April 30, 2022 (continued)	iShares® Morningstar Value ETF

Portfolio Management Commentary

Value-oriented large- and mid-capitalization U.S. stocks advanced for the reporting period despite high inflation, rising interest rates, and slowing economic growth. The energy sector gained significantly from higher prices for energy commodities. As the global economy rebounded following the initial disruptions of the coronavirus pandemic, demand for energy accelerated while supply remained constrained. Consequently, the prices of oil, natural gas, and coal all rose notably during the reporting period. The war in Ukraine drove further gains in energy prices as sanctions on Russia led to increased uncertainty surrounding supply. The oil, gas, and consumable fuels industry benefited directly from rising oil and gas prices, which drove increased cash flow, allowing companies to reduce their debt loads while minimizing investment spending.

The healthcare sector also advanced substantially, buoyed by earnings growth and a partial return to normalcy in medical care as the pandemic abated. Gains in the pharmaceuticals industry were driven primarily by sales of COVID-19 vaccines. Companies that developed effective vaccines experienced significant revenue growth as the government purchased millions of doses, and the spread of COVID-19 variants fueled continued sales as waning vaccine efficacy necessitated booster shots.

On the downside, the communication services sector declined. Enhanced privacy tools and opt-in data tracking built into mobile operating systems made it more difficult for advertisers in the interactive media and services industry to target consumers. The cable and satellite industry also declined, constrained by slowing growth in broadband internet subscriptions and record-low viewership ratings for the Winter Olympics. Stocks in the industrials sector weakened amid continued supply chain disruptions, which led to higher costs, pressuring companies in the industrial conglomerates industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Health Care	17.8%
Financials	15.8
Information Technology	15.2
Consumer Staples	10.8
Industrials	10.2
Energy	6.7
Consumer Discretionary	6.4
Communication Services	4.9
Utilities	4.9
Materials	3.8
Real Estate	3.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Apple Inc.	4.7%
UnitedHealth Group Inc.	2.3
Johnson & Johnson	2.3
Procter & Gamble Co. (The)	1.9
Berkshire Hathaway Inc., Class B	1.8
Exxon Mobil Corp.	1.7
JPMorgan Chase & Co.	1.7
Chevron Corp.	1.5
Pfizer Inc.	1.3
AbbVie Inc.	1.3

(a)	Excludes money market funds.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	23

Schedule of Investments April 30, 2022	iShares® Morningstar Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
Axon Enterprise Inc.(a)	6,817	$764,867
HEICO Corp.	4,205	593,872
HEICO Corp., Class A	7,430	866,635
Howmet Aerospace Inc.	37,715	1,286,836
Huntington Ingalls Industries Inc.	1,657	352,510
Textron Inc.	15,052	1,042,351
TransDigm Group Inc.(a)	5,243	3,118,589
Woodward Inc.	3,981	439,821

		8,465,481

Air Freight & Logistics — 0.3%
CH Robinson Worldwide Inc.	4,554	483,407
Expeditors International of Washington Inc.	9,636	954,639
GXO Logistics Inc.(a)	6,385	377,928
United Parcel Service Inc., Class B	19,761	3,556,585

		5,372,559

Auto Components — 0.1%
Aptiv PLC(a)	11,495	1,223,068
Gentex Corp.	11,086	325,374
Lear Corp.	3,246	415,293

		1,963,735

Automobiles — 4.2%
Tesla Inc.(a)	83,242	72,483,804

Banks — 0.5%
First Republic Bank/CA	12,717	1,897,631
PNC Financial Services Group Inc. (The)	16,311	2,709,257
Regions Financial Corp.	44,453	921,066
Signature Bank/New York NY	3,732	904,077
SVB Financial Group(a)	3,701	1,804,756
Western Alliance Bancorp.	5,674	431,848

		8,668,635

Beverages — 0.2%
Brown-Forman Corp., Class A	5,553	346,618
Brown-Forman Corp., Class B, NVS	18,171	1,225,452
Monster Beverage Corp.(a)	21,248	1,820,529

		3,392,599

Biotechnology — 0.9%
Alnylam Pharmaceuticals Inc.(a)	12,005	1,601,827
BioMarin Pharmaceutical Inc.(a)	18,259	1,485,370
Bridgebio Pharma Inc.(a)	10,677	85,629
Exact Sciences Corp.(a)(b)	17,141	943,612
Horizon Therapeutics PLC(a)	22,559	2,223,415
Incyte Corp.(a)	18,667	1,399,278
Intellia Therapeutics Inc.(a)	6,889	337,768
Mirati Therapeutics Inc.(a)	3,176	196,245
Natera Inc.(a)	8,757	307,546
Neurocrine Biosciences Inc.(a)	9,425	848,533
Novavax Inc.(a)(b)	3,434	154,770
Seagen Inc.(a)	13,266	1,737,979
Vertex Pharmaceuticals Inc.(a)	14,373	3,926,991

		15,248,963

Building Products — 0.5%
A O Smith Corp.	7,503	438,400
Advanced Drainage Systems Inc.	5,601	573,878
Allegion PLC	4,675	534,072
Carlisle Companies Inc.	3,182	825,284
Carrier Global Corp.	22,034	843,241

Security	Shares	Value

Building Products (continued)
Fortune Brands Home & Security Inc.	6,724	$479,085
Johnson Controls International PLC	23,909	1,431,432
Lennox International Inc.	2,019	430,431
Masco Corp.	12,229	644,346
Owens Corning	4,384	398,637
Trane Technologies PLC	9,959	1,393,164
Trex Co. Inc.(a)	11,445	665,985

		8,657,955

Capital Markets — 2.0%
Ares Management Corp., Class A	16,678	1,104,417
Blackstone Inc., NVS	38,934	3,954,526
Carlyle Group Inc. (The)	13,823	501,637
Charles Schwab Corp. (The)	83,110	5,512,686
Coinbase Global Inc., Class A(a)(b)	2,930	330,240
FactSet Research Systems Inc.	3,747	1,511,877
Intercontinental Exchange Inc.	19,079	2,209,539
KKR & Co. Inc.	17,495	891,720
LPL Financial Holdings Inc.	7,973	1,497,888
MarketAxess Holdings Inc.	3,786	998,027
Moody’s Corp.	9,487	3,002,446
Morningstar Inc.	2,355	596,357
MSCI Inc.	8,092	3,408,755
Nasdaq Inc.	7,445	1,171,620
Raymond James Financial Inc.	10,148	989,024
S&P Global Inc.	15,627	5,883,565
SEI Investments Co.	4,848	270,131
Tradeweb Markets Inc., Class A	10,459	744,576

		34,579,031

Chemicals — 1.1%
Air Products and Chemicals Inc.	5,024	1,175,968
Albemarle Corp.	11,636	2,243,770
Axalta Coating Systems Ltd.(a)	11,304	286,783
Celanese Corp.	5,777	848,872
Corteva Inc.	37,457	2,160,894
Ecolab Inc.	9,785	1,656,992
Linde PLC	15,892	4,957,668
Olin Corp.	7,248	416,035
PPG Industries Inc.	10,121	1,295,387
RPM International Inc.	4,087	338,812
Scotts Miracle-Gro Co. (The)	1,993	207,133
Sherwin-Williams Co. (The)	7,943	2,184,007
Westlake Corp.	1,857	235,003

		18,007,324

Commercial Services & Supplies — 0.6%
Cintas Corp.	3,385	1,344,725
Copart Inc.(a)	21,220	2,411,653
IAA Inc.(a)	8,380	307,127
Republic Services Inc.	9,882	1,326,856
Rollins Inc.	22,510	754,985
Tetra Tech Inc.	5,374	748,491
Waste Management Inc.	14,436	2,373,856

		9,267,693

Communications Equipment — 0.3%
Arista Networks Inc.(a)	22,302	2,577,442
Ciena Corp.(a)	6,596	363,901
F5 Inc.(a)	2,745	459,541
Motorola Solutions Inc.	8,812	1,883,036

		5,283,920

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering — 0.1%
AECOM	7,279	$513,606
Quanta Services Inc.	6,626	768,484

		1,282,090

Construction Materials — 0.2%
Martin Marietta Materials Inc.	3,967	1,405,191
Vulcan Materials Co.	13,192	2,272,849

		3,678,040

Consumer Finance — 0.5%
Ally Financial Inc.	15,359	613,746
American Express Co.	29,383	5,133,504
Credit Acceptance Corp.(a)(b)	552	282,900
Discover Financial Services	12,175	1,369,200
SoFi Technologies Inc.(a)(b)	64,190	392,843
Upstart Holdings Inc.(a)(b)	4,891	366,923

		8,159,116

Containers & Packaging — 0.2%
AptarGroup Inc.	2,632	302,232
Avery Dennison Corp.	5,716	1,032,310
Ball Corp.	22,114	1,794,772

		3,129,314

Distributors — 0.1%
LKQ Corp.	13,857	687,723
Pool Corp.	3,978	1,611,965

		2,299,688

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions Inc.(a)	6,001	685,554
Chegg Inc.(a)(b)	13,632	337,256
Service Corp. International	7,643	501,457

		1,524,267

Diversified Financial Services — 1.4%
Apollo Global Management Inc.	26,366	1,311,972
Berkshire Hathaway Inc., Class B(a)	69,063	22,295,608
Voya Financial Inc.	4,941	311,975

		23,919,555

Electric Utilities — 0.0%
NRG Energy Inc.	10,506	377,165

Electrical Equipment — 0.4%
AMETEK Inc.	12,708	1,604,512
Generac Holdings Inc.(a)	6,281	1,377,926
Hubbell Inc.	1,891	369,426
Plug Power Inc.(a)	30,962	650,821
Rockwell Automation Inc.	7,782	1,966,278
Sunrun Inc.(a)(b)	13,789	275,504
Vertiv Holdings Co.	30,148	377,754

		6,622,221

Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp., Class A	26,340	1,883,310
CDW Corp./DE	8,243	1,345,093
Cognex Corp.	17,581	1,189,003
Corning Inc.	34,125	1,200,859
IPG Photonics Corp.(a)	3,561	336,443
Keysight Technologies Inc.(a)	18,196	2,552,353
Teledyne Technologies Inc.(a)	4,632	1,998,939
Trimble Inc.(a)	24,964	1,665,099
Zebra Technologies Corp., Class A(a)	5,264	1,945,890

		14,116,989

Security	Shares	Value

Energy Equipment & Services — 0.2%
Baker Hughes Co.	42,695	$1,324,399
Halliburton Co.	49,396	1,759,485

		3,083,884

Entertainment — 2.1%
Activision Blizzard Inc.	29,279	2,213,492
AMC Entertainment Holdings Inc., Class A(a)	22,008	336,722
Electronic Arts Inc.	8,797	1,038,486
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	1,467	84,235
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	13,163	820,450
Live Nation Entertainment Inc.(a)	4,153	435,567
Netflix Inc.(a)	44,144	8,403,252
Playtika Holding Corp.(a)	4,900	86,142
Roku Inc.(a)	11,711	1,087,952
Take-Two Interactive Software Inc.(a)	8,209	981,058
Walt Disney Co. (The)(a)	181,036	20,209,049
Zynga Inc., Class A(a)	52,827	436,879

		36,133,284

Equity Real Estate Investment Trusts (REITs) — 2.9%
Alexandria Real Estate Equities Inc.	8,176	1,489,340
American Homes 4 Rent, Class A	18,606	736,984
American Tower Corp.	24,737	5,962,112
Americold Realty Trust	10,876	286,909
AvalonBay Communities Inc.	4,556	1,036,399
Camden Property Trust	4,401	690,473
Crown Castle International Corp.	20,211	3,743,279
CubeSmart	12,635	600,289
Digital Realty Trust Inc.	10,328	1,509,127
Duke Realty Corp.	37,882	2,074,039
Equinix Inc.	5,648	4,061,364
Equity LifeStyle Properties Inc.	10,864	839,570
Equity Residential	11,712	954,528
Essex Property Trust Inc.	2,350	773,784
Extra Space Storage Inc.	8,055	1,530,450
Federal Realty Investment Trust	3,228	377,870
Healthpeak Properties Inc.	16,966	556,654
Host Hotels & Resorts Inc.	24,919	507,102
Invitation Homes Inc.	59,341	2,362,959
Kilroy Realty Corp.	5,766	403,620
Lamar Advertising Co., Class A	2,920	322,397
Life Storage Inc.	4,924	652,381
Mid-America Apartment Communities Inc.	5,474	1,076,626
Prologis Inc.	27,183	4,357,163
Public Storage	4,460	1,656,890
Realty Income Corp.	19,724	1,368,057
Regency Centers Corp.	5,603	385,654
Rexford Industrial Realty Inc.	15,957	1,245,284
SBA Communications Corp.	10,814	3,753,648
STORE Capital Corp.	7,587	215,698
Sun Communities Inc.	11,533	2,024,849
UDR Inc.	12,932	688,112
Vornado Realty Trust	5,469	211,705
Welltower Inc.	14,607	1,326,462

		49,781,778

Food & Staples Retailing — 0.5%
Costco Wholesale Corp.	15,633	8,312,379

Food Products — 0.2%
Darling Ingredients Inc.(a)	7,084	519,895

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Hershey Co. (The)	7,639	$1,724,657
Lamb Weston Holdings Inc.	6,330	418,413
McCormick & Co. Inc./MD, NVS	9,969	1,002,582

		3,665,547

Health Care Equipment & Supplies — 3.3%
Abbott Laboratories	80,052	9,085,902
ABIOMED Inc.(a)	4,534	1,299,354
Align Technology Inc.(a)	7,293	2,114,314
Baxter International Inc.	21,538	1,530,490
Boston Scientific Corp.(a)	40,504	1,705,623
Cooper Companies Inc. (The)(b)	4,905	1,770,901
DENTSPLY SIRONA Inc.	12,761	510,312
Dexcom Inc.(a)	9,636	3,937,077
Edwards Lifesciences Corp.(a)	62,093	6,568,198
Hologic Inc.(a)	14,674	1,056,381
IDEXX Laboratories Inc.(a)	8,430	3,628,946
Insulet Corp.(a)	6,864	1,640,427
Intuitive Surgical Inc.(a)	35,552	8,507,594
Masimo Corp.(a)	5,059	571,515
Novocure Ltd.(a)	8,871	679,341
Penumbra Inc.(a)	3,487	601,717
ResMed Inc.	14,563	2,912,163
STERIS PLC	9,955	2,230,418
Stryker Corp.	10,396	2,508,139
Tandem Diabetes Care Inc.(a)	6,326	610,333
Teleflex Inc.	4,652	1,328,704
Zimmer Biomet Holdings Inc.	8,526	1,029,515

		55,827,364

Health Care Providers & Services — 0.1%
agilon health Inc.(a)(b)	4,692	83,377
Chemed Corp.	803	394,586
Guardant Health Inc.(a)	10,102	623,293
Molina Healthcare Inc.(a)	3,361	1,053,505
Oak Street Health Inc.(a)(b)	13,894	251,343

		2,406,104

Health Care Technology — 0.2%
Cerner Corp.	12,463	1,167,035
Teladoc Health Inc.(a)(b)	6,134	207,084
Veeva Systems Inc., Class A(a)	13,786	2,508,363

		3,882,482

Hotels, Restaurants & Leisure — 2.8%
Airbnb Inc., Class A(a)(b)	34,486	5,283,600
Booking Holdings Inc.(a)	4,078	9,013,644
Caesars Entertainment Inc.(a)(b)	21,259	1,409,047
Chipotle Mexican Grill Inc.(a)	2,790	4,061,152
Churchill Downs Inc.	3,416	693,243
Darden Restaurants Inc.	4,154	547,206
Domino’s Pizza Inc.	3,618	1,222,884
DraftKings Inc., Class A(a)(b)	33,136	453,301
Hilton Worldwide Holdings Inc.(a)	27,711	4,303,241
Marriott International Inc./MD, Class A(a)	27,202	4,828,899
McDonald’s Corp.	30,944	7,710,007
MGM Resorts International	14,401	591,017
Penn National Gaming Inc.(a)	16,524	604,283
Starbucks Corp.	57,251	4,273,215
Vail Resorts Inc.	4,015	1,020,452
Yum! Brands Inc.	20,045	2,345,465

		48,360,656

Security	Shares	Value

Household Durables — 0.2%
DR Horton Inc.	17,287	$1,203,002
Garmin Ltd.	8,311	912,049
NVR Inc.(a)	176	770,213
Tempur Sealy International Inc.	19,160	519,428
TopBuild Corp.(a)	3,282	594,502

		3,999,194

Household Products — 0.1%
Church & Dwight Co. Inc.	12,239	1,194,037

Insurance — 0.9%
Alleghany Corp.(a)	694	580,531
Aon PLC, Class A	8,543	2,460,299
Arch Capital Group Ltd.(a)	18,696	853,846
Arthur J Gallagher & Co.	13,295	2,240,075
Brown & Brown Inc.	23,319	1,445,312
Cincinnati Financial Corp.	8,361	1,025,560
Erie Indemnity Co., Class A, NVS	1,347	215,897
Everest Re Group Ltd.	1,808	496,676
First American Financial Corp.	4,601	268,284
Marsh & McLennan Companies Inc.	21,703	3,509,375
W R Berkley Corp.	13,176	876,072
Willis Towers Watson PLC	5,454	1,171,846

		15,143,773

Interactive Media & Services — 10.0%
Alphabet Inc., Class A(a)	29,907	68,253,457
Alphabet Inc., Class C, NVS(a)	27,622	63,512,093
IAC/InterActiveCorp.(a)(b)	4,500	372,960
Match Group Inc.(a)	11,088	877,615
Meta Platforms Inc, Class A(a)	149,642	29,998,732
Pinterest Inc., Class A(a)	56,731	1,164,120
Snap Inc., Class A, NVS(a)	107,742	3,066,337
Twitter Inc.(a)	50,916	2,495,902
ZoomInfo Technologies Inc.(a)	30,084	1,425,982

		171,167,198

Internet & Direct Marketing Retail — 6.8%
Amazon.com Inc.(a)	43,511	108,152,247
Chewy Inc., Class A(a)(b)	8,806	255,902
DoorDash Inc., Class A(a)	11,555	940,924
Etsy Inc.(a)	12,603	1,174,473
MercadoLibre Inc.(a)	4,609	4,487,461
Wayfair Inc., Class A(a)(b)	7,750	596,285

		115,607,292

IT Services — 6.1%
Accenture PLC, Class A	25,171	7,560,361
Affirm Holdings Inc.(a)(b)	16,160	463,792
Akamai Technologies Inc.(a)	6,790	762,381
Automatic Data Processing Inc.	14,581	3,181,283
Block Inc.(a)(b)	49,750	4,952,115
Broadridge Financial Solutions Inc.	7,984	1,150,734
Cloudflare Inc., Class A(a)	27,648	2,381,599
Concentrix Corp.	2,913	458,739
DigitalOcean Holdings Inc.(a)(b)	1,734	68,372
EPAM Systems Inc.(a)	5,646	1,496,133
FleetCor Technologies Inc.(a)	3,976	992,091
Gartner Inc.(a)	8,188	2,379,023
Genpact Ltd.	9,228	371,612
Global Payments Inc.	9,406	1,288,434
GoDaddy Inc., Class A(a)	16,533	1,336,032
Jack Henry & Associates Inc.	3,953	749,410

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Mastercard Inc., Class A	85,820	$31,185,272
MongoDB Inc., Class A(a)	6,645	2,358,510
Okta Inc.(a)	14,804	1,766,265
Paychex Inc.	8,817	1,117,378
PayPal Holdings Inc.(a)	115,815	10,183,613
Snowflake Inc., Class A(a)	23,479	4,025,240
SS&C Technologies Holdings Inc.	9,156	592,027
Thoughtworks Holding Inc.(a)(b)	3,641	67,395
Twilio Inc., Class A(a)	16,743	1,872,202
VeriSign Inc.(a)	9,607	1,716,675
Visa Inc., Class A	94,961	20,239,038

		104,715,726

Leisure Products — 0.1%
Brunswick Corp./DE	3,675	277,867
Hasbro Inc.	7,220	635,793
Mattel Inc.(a)	11,348	275,870
Peloton Interactive Inc., Class A(a)	29,640	520,478
YETI Holdings Inc.(a)	8,723	426,293

		2,136,301

Life Sciences Tools & Services — 3.0%
10X Genomics Inc., Class A(a)	9,108	434,998
Agilent Technologies Inc.	18,326	2,185,742
Avantor Inc.(a)	60,604	1,932,056
Azenta Inc.	7,397	554,479
Bio-Rad Laboratories Inc., Class A(a)	2,140	1,095,808
Bio-Techne Corp.	3,916	1,486,866
Bruker Corp.	10,097	580,477
Charles River Laboratories International Inc.(a)	5,024	1,213,346
Danaher Corp.	63,277	15,890,753
Illumina Inc.(a)	15,535	4,608,458
IQVIA Holdings Inc.(a)	10,830	2,360,832
Mettler-Toledo International Inc.(a)	2,280	2,912,768
PerkinElmer Inc.(b)	5,521	809,434
Repligen Corp.(a)	5,122	805,383
Syneos Health Inc., Class A(a)	4,233	309,390
Thermo Fisher Scientific Inc.	18,980	10,494,422
Waters Corp.(a)	6,070	1,839,331
West Pharmaceutical Services Inc.	7,370	2,321,992

		51,836,535

Machinery — 1.6%
AGCO Corp.	2,960	377,104
Caterpillar Inc.	16,905	3,559,179
Deere & Co.	15,901	6,003,423
Donaldson Co. Inc.	5,211	255,547
Dover Corp.	7,963	1,061,468
Fortive Corp.	20,472	1,177,140
Graco Inc.	16,899	1,048,076
IDEX Corp.	7,570	1,436,937
Illinois Tool Works Inc.	7,136	1,406,577
Ingersoll Rand Inc.(b)	27,153	1,193,646
ITT Inc.	5,860	411,489
Lincoln Electric Holdings Inc.	2,877	387,618
Middleby Corp. (The)(a)(b)	2,963	455,976
Nordson Corp.	5,372	1,158,687
Otis Worldwide Corp.	20,847	1,518,495
PACCAR Inc.	14,594	1,212,032
Parker-Hannifin Corp.	4,935	1,336,497
Pentair PLC	10,638	539,878
Stanley Black & Decker Inc.	5,332	640,640

Security	Shares	Value

Machinery (continued)
Toro Co. (The)	6,898	$552,737
Xylem Inc./NY	17,937	1,443,928

		27,177,074

Media — 0.4%
Cable One Inc.	304	354,525
Charter Communications Inc., Class A(a)	6,953	2,979,291
Liberty Broadband Corp., Class A(a)	2,363	254,400
Liberty Broadband Corp., Class C, NVS(a)	14,074	1,573,755
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	4,405	184,261
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	8,908	373,067
New York Times Co. (The), Class A	16,624	637,032
Sirius XM Holdings Inc.(b)	34,763	208,578

		6,564,909

Metals & Mining — 0.3%
Freeport-McMoRan Inc.	71,836	2,912,950
Nucor Corp.	13,035	2,017,557
Southern Copper Corp.	1,910	118,936

		5,049,443

Multiline Retail — 0.3%
Target Corp.	19,641	4,490,915

Oil, Gas & Consumable Fuels — 0.6%
Cheniere Energy Inc.	23,446	3,184,201
Hess Corp.	11,953	1,231,996
Occidental Petroleum Corp.	36,668	2,020,040
Targa Resources Corp.	12,577	923,278
Texas Pacific Land Corp.	617	843,192
Valero Energy Corp.	13,389	1,492,606

		9,695,313

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	14,615	3,859,237
Olaplex Holdings Inc.(a)	7,083	104,120

		3,963,357

Pharmaceuticals — 1.5%
Catalent Inc.(a)	17,834	1,615,047
Elanco Animal Health Inc.(a)	47,057	1,191,013
Eli Lilly & Co.	49,750	14,533,467
Zoetis Inc.	47,051	8,339,790

		25,679,317

Professional Services — 0.7%
Booz Allen Hamilton Holding Corp.	4,653	379,824
Clarivate PLC(a)	23,330	365,814
CoStar Group Inc.(a)	39,268	2,498,230
Dun & Bradstreet Holdings Inc.(a)	5,093	80,419
Equifax Inc.	12,132	2,469,105
Jacobs Engineering Group Inc.	5,046	699,123
Robert Half International Inc.	7,252	712,944
TransUnion	19,061	1,668,219
Verisk Analytics Inc.	16,035	3,271,942

		12,145,620

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	15,478	1,285,293
Opendoor Technologies Inc.(a)(b)	38,385	268,311
Zillow Group Inc., Class A(a)	3,534	136,589
Zillow Group Inc., Class C, NVS(a)(b)	16,571	659,858

		2,350,051

Road & Rail — 0.9%
AMERCO	598	320,217

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
Avis Budget Group Inc.(a)	1,990	$532,663
CSX Corp.	54,362	1,866,791
JB Hunt Transport Services Inc.	8,350	1,426,598
Knight-Swift Transportation Holdings Inc.	6,912	331,016
Lyft Inc., Class A(a)	29,897	974,642
Norfolk Southern Corp.	5,710	1,472,495
Old Dominion Freight Line Inc.	9,269	2,596,432
Saia Inc.(a)	2,625	540,645
Uber Technologies Inc.(a)	165,931	5,223,508
XPO Logistics Inc.(a)	3,072	165,243

		15,450,250

Semiconductors & Semiconductor Equipment — 6.8%
Advanced Micro Devices Inc.(a)	162,564	13,902,473
Analog Devices Inc.	16,055	2,478,571
Applied Materials Inc.	53,056	5,854,730
Broadcom Inc.	13,263	7,352,875
Enphase Energy Inc.(a)	13,313	2,148,718
Entegris Inc.	13,480	1,501,537
First Solar Inc.(a)	4,242	309,793
KLA Corp.	7,869	2,512,257
Lam Research Corp.	5,828	2,714,449
Lattice Semiconductor Corp.(a)	13,627	654,641
Marvell Technology Inc.	84,008	4,879,185
Microchip Technology Inc.	14,542	948,139
MKS Instruments Inc.	3,222	367,244
Monolithic Power Systems Inc.	4,311	1,690,947
NVIDIA Corp.	248,590	46,105,987
NXP Semiconductors NV	13,968	2,387,131
ON Semiconductor Corp.(a)(b)	42,856	2,233,226
Qorvo Inc.(a)	6,232	709,077
QUALCOMM Inc.	60,587	8,463,398
Skyworks Solutions Inc.	11,537	1,307,142
SolarEdge Technologies Inc.(a)	5,215	1,305,888
Teradyne Inc.	16,204	1,708,874
Texas Instruments Inc.	23,376	3,979,764
Universal Display Corp.	4,314	551,027
Wolfspeed Inc.(a)(b)	5,131	470,564

		116,537,637

Software — 19.9%
Adobe Inc.(a)	46,905	18,572,035
Anaplan Inc.(a)	14,536	944,695
ANSYS Inc.(a)	8,683	2,393,816
AppLovin Corp., Class A(a)(b)	3,527	134,555
Asana Inc., Class A(a)	8,047	215,660
Aspen Technology Inc.(a)	6,654	1,054,925
Autodesk Inc.(a)	21,863	4,138,229
Avalara Inc.(a)	8,648	657,853
Bentley Systems Inc., Class B	18,312	776,246
Bill.com Holdings Inc.(a)(b)	9,178	1,566,776
Black Knight Inc.(a)	8,876	583,952
Cadence Design Systems Inc.(a)	17,848	2,692,371
Ceridian HCM Holding Inc.(a)	13,550	760,562
Citrix Systems Inc.	4,479	448,348
Coupa Software Inc.(a)	7,367	635,772
Crowdstrike Holdings Inc., Class A(a)	20,728	4,119,897
Datadog Inc., Class A(a)	25,580	3,089,552
Digital Turbine Inc.(a)	8,752	277,001
DocuSign Inc.(a)	19,600	1,587,600
Dropbox Inc., Class A(a)	28,219	613,763

Security	Shares	Value

Software (continued)
Dynatrace Inc.(a)	19,565	$750,513
Elastic NV(a)	7,135	543,259
Fair Isaac Corp.(a)	2,618	977,849
Five9 Inc.(a)	6,770	745,377
Fortinet Inc.(a)	13,500	3,901,635
Guidewire Software Inc.(a)	3,800	330,372
HubSpot Inc.(a)	4,471	1,696,432
Intuit Inc.	28,159	11,791,581
Manhattan Associates Inc.(a)	6,300	822,465
Microsoft Corp.	745,465	206,881,447
Oracle Corp.	38,971	2,860,471
Palantir Technologies Inc., Class A(a)	159,272	1,656,429
Palo Alto Networks Inc.(a)	9,823	5,513,453
Paycom Software Inc.(a)	4,785	1,346,834
Paylocity Holding Corp.(a)	3,950	749,039
Pegasystems Inc.	4,055	310,572
PTC Inc.(a)	10,512	1,200,576
RingCentral Inc., Class A(a)	8,175	693,649
Roper Technologies Inc.	4,683	2,200,635
salesforce.com Inc.(a)	97,945	17,232,443
ServiceNow Inc.(a)	19,875	9,502,237
Smartsheet Inc., Class A(a)	12,520	605,092
Splunk Inc.(a)	15,807	1,928,770
Synopsys Inc.(a)	15,275	4,380,717
Trade Desk Inc. (The), Class A(a)	43,375	2,555,655
Tyler Technologies Inc.(a)	4,069	1,606,075
UiPath Inc., Class A(a)	26,449	471,586
Unity Software Inc.(a)(b)	16,313	1,083,346
VMware Inc., Class A	13,099	1,415,216
Workday Inc., Class A(a)(b)	19,213	3,971,327
Zendesk Inc.(a)	12,018	1,466,677
Zoom Video Communications Inc., Class A(a)	21,730	2,163,656
Zscaler Inc.(a)	7,954	1,612,594

		340,231,587

Specialty Retail — 1.6%
Advance Auto Parts Inc.	2,689	536,805
AutoZone Inc.(a)	875	1,711,036
Bath & Body Works Inc.	16,809	889,028
Burlington Stores Inc.(a)(b)	6,634	1,350,417
CarMax Inc.(a)(b)	9,434	809,249
Carvana Co., Class A(a)(b)	8,512	493,356
Five Below Inc.(a)	5,575	875,833
Floor & Decor Holdings Inc., Class A(a)	10,507	837,618
GameStop Corp., Class A(a)(b)	2,545	318,303
Home Depot Inc. (The)	26,743	8,033,597
Lithia Motors Inc.	1,562	442,249
O’Reilly Automotive Inc.(a)	1,544	936,513
RH(a)	1,722	578,799
Ross Stores Inc.	15,438	1,540,249
TJX Companies Inc. (The)	64,380	3,945,206
Tractor Supply Co.	6,993	1,408,740
Ulta Beauty, Inc.(a)	5,404	2,144,307
Williams-Sonoma Inc.	3,185	415,579

		27,266,884

Technology Hardware, Storage & Peripherals — 8.6%
Apple Inc.	930,095	146,629,477
NetApp Inc.	9,460	692,945

		147,322,422

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.4%
Capri Holdings Ltd.(a)	5,362	$255,767
Crocs Inc.(a)	5,845	388,283
Deckers Outdoor Corp.(a)	2,737	727,358
Lululemon Athletica Inc.(a)	11,692	4,146,334
Nike Inc., Class B	126,908	15,825,428
Under Armour Inc., Class A(a)	6,394	98,212
Under Armour Inc., Class C, NVS(a)	7,300	103,587
VF Corp.	32,079	1,668,108

		23,213,077

Trading Companies & Distributors — 0.3%
Fastenal Co.	28,601	1,581,921
SiteOne Landscape Supply Inc.(a)	4,452	627,866
United Rentals Inc.(a)	4,129	1,306,911
Watsco Inc.	1,806	481,805
WW Grainger Inc.	2,129	1,064,564

		5,063,067

Water Utilities — 0.1%
American Water Works Co. Inc.	9,449	1,455,902
Essential Utilities Inc.	12,291	550,145

		2,006,047

Total Common Stocks — 99.8% (Cost: $1,541,109,486)		1,707,960,648

Security	Shares	Value

Short-Term Investments

Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	31,914,376	$31,914,376
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	3,207,000	3,207,000

		35,121,376

Total Short-Term Investments — 2.0% (Cost: $35,115,947)		35,121,376

Total Investments in Securities — 101.8% (Cost: $1,576,225,433)		1,743,082,024

Other Assets, Less Liabilities — (1.8)%		(31,465,018)

Net Assets — 100.0%		$1,711,617,006

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$19,338,813	$12,599,786	(a)	$—	$(29,652)	$5,429	$31,914,376	31,914,376	$62,050	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,067,000	140,000	(a)	—	—	—	3,207,000	3,207,000	1,540		—

					$(29,652)	$5,429	$35,121,376		$63,590		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini S&P Communication Services Index	4	06/17/22	$309	$(40,772)
Nasdaq 100 E-Mini Index	12	06/17/22	3,084	(268,059)

				$(308,831)

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$308,831

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$309,899

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(348,363)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,972,373

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,707,960,648	$—	$—	$1,707,960,648
Money Market Funds	35,121,376	—	—	35,121,376

	$1,743,082,024	$—	$—	$1,743,082,024

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(308,831)	$—	$—	$(308,831)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.2%
Axon Enterprise Inc.(a)	6,466	$725,485
HEICO Corp.	4,035	569,863
HEICO Corp., Class A	7,114	829,777
Howmet Aerospace Inc.	35,965	1,227,126
Huntington Ingalls Industries Inc.	3,785	805,221
Textron Inc.	20,844	1,443,447
TransDigm Group Inc.(a)	4,996	2,971,671
Woodward Inc.	5,988	661,554

		9,234,144

Air Freight & Logistics — 0.4%
CH Robinson Worldwide Inc.	12,364	1,312,439
Expeditors International of Washington Inc.	16,064	1,591,460
GXO Logistics Inc.(a)	9,378	555,084

		3,458,983

Airlines — 1.0%
American Airlines Group Inc.(a)	61,310	1,150,789
Delta Air Lines Inc.(a)	60,689	2,611,448
Southwest Airlines Co.(a)	56,141	2,622,907
United Airlines Holdings Inc.(a)	30,664	1,548,532

		7,933,676

Auto Components — 0.4%
Autoliv Inc.	7,465	550,021
BorgWarner Inc.	22,626	833,316
Gentex Corp.	22,495	660,228
Lear Corp.	5,630	720,302
QuantumScape Corp.(a)(b)	24,437	365,089

		3,128,956

Banks — 3.2%
Citizens Financial Group Inc.	46,856	1,846,126
Comerica Inc.	12,379	1,013,840
Commerce Bancshares Inc.	10,511	718,637
Cullen/Frost Bankers Inc.	5,380	711,720
East West Bancorp. Inc.	13,398	955,277
Fifth Third Bancorp.	64,833	2,433,183
First Horizon Corp.	50,587	1,132,137
First Republic Bank/CA	16,998	2,536,442
Huntington Bancshares Inc./OH	136,613	1,796,461
KeyCorp	88,236	1,703,837
M&T Bank Corp.	16,992	2,831,547
Regions Financial Corp.	89,505	1,854,544
Signature Bank/New York NY	5,957	1,443,083
SVB Financial Group(a)	5,571	2,716,643
Western Alliance Bancorp.	10,058	765,514
Zions Bancorp. NA	14,333	809,958

		25,268,949

Beverages — 0.3%
Brown-Forman Corp., Class A	5,351	334,010
Brown-Forman Corp., Class B, NVS	17,305	1,167,049
Molson Coors Beverage Co., Class B	17,802	963,800

		2,464,859

Biotechnology — 1.6%
Alnylam Pharmaceuticals Inc.(a)(b)	11,386	1,519,234
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	5,786	515,938
BioMarin Pharmaceutical Inc.(a)	17,377	1,413,619
Bridgebio Pharma Inc.(a)(b)	10,189	81,716
Exact Sciences Corp.(a)(b)	16,444	905,242
Horizon Therapeutics PLC(a)	21,501	2,119,139

Security	Shares	Value

Biotechnology (continued)
Incyte Corp.(a)	17,819	$1,335,712
Intellia Therapeutics Inc.(a)(b)	6,583	322,764
Mirati Therapeutics Inc.(a)	4,707	290,846
Natera Inc.(a)	8,368	293,884
Neurocrine Biosciences Inc.(a)	9,027	812,701
Novavax Inc.(a)(b)	7,191	324,098
Seagen Inc.(a)	12,731	1,667,888
United Therapeutics Corp.(a)	4,279	759,779

		12,362,560

Building Products — 1.1%
A O Smith Corp.	12,404	724,766
Advanced Drainage Systems Inc.	5,394	552,669
Allegion PLC	8,490	969,898
Builders FirstSource Inc.(a)	18,213	1,121,374
Carlisle Companies Inc.	4,965	1,287,722
Fortune Brands Home & Security Inc.	12,911	919,909
Lennox International Inc.	3,201	682,421
Masco Corp.	22,723	1,197,275
Owens Corning	9,558	869,109
Trex Co. Inc.(a)	10,921	635,493

		8,960,636

Capital Markets — 2.5%
Ameriprise Financial Inc.	10,516	2,791,893
Ares Management Corp., Class A	15,941	1,055,613
Carlyle Group Inc. (The)	13,189	478,629
FactSet Research Systems Inc.	3,583	1,445,705
Franklin Resources Inc.	26,577	653,528
Invesco Ltd.	32,172	591,321
Jefferies Financial Group Inc.	18,458	567,768
LPL Financial Holdings Inc.	7,600	1,427,812
MarketAxess Holdings Inc.	3,605	950,314
Morningstar Inc.	2,259	572,047
Nasdaq Inc.	11,082	1,743,974
Northern Trust Corp.	19,702	2,030,291
Raymond James Financial Inc.	17,746	1,729,525
SEI Investments Co.	9,941	553,913
State Street Corp.	34,705	2,324,194
Tradeweb Markets Inc., Class A	9,989	711,117

		19,627,644

Chemicals — 3.8%
Albemarle Corp.	11,092	2,138,870
Axalta Coating Systems Ltd.(a)	20,367	516,711
Celanese Corp.	10,246	1,505,547
CF Industries Holdings Inc.	20,372	1,972,621
Corteva Inc.	68,940	3,977,149
DuPont de Nemours Inc.	48,636	3,206,571
Eastman Chemical Co.	12,230	1,255,654
FMC Corp.	11,996	1,589,950
International Flavors & Fragrances Inc.	24,138	2,927,939
LyondellBasell Industries NV, Class A	24,925	2,642,798
Mosaic Co. (The)	35,106	2,191,317
Olin Corp.	13,311	764,051
PPG Industries Inc.	22,511	2,881,183
RPM International Inc.	12,275	1,017,597
Scotts Miracle-Gro Co. (The)	3,870	402,209
Westlake Corp.	3,174	401,670

		29,391,837

Commercial Services & Supplies — 0.9%
Aurora Innovation Inc., Class A(a)(b)	24,531	104,502

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Copart Inc.(a)	20,278	$2,304,595
IAA Inc.(a)	12,848	470,879
Republic Services Inc.	19,797	2,658,143
Rollins Inc.	21,354	716,213
Tetra Tech Inc.	5,144	716,457

		6,970,789

Communications Equipment — 1.1%
Arista Networks Inc.(a)	21,271	2,458,289
Ciena Corp.(a)(b)	14,615	806,310
F5 Inc.(a)	5,766	965,286
Juniper Networks Inc.	30,755	969,398
Motorola Solutions Inc.	16,016	3,422,459

		8,621,742

Construction & Engineering — 0.3%
AECOM	13,374	943,669
Quanta Services Inc.	13,492	1,564,802

		2,508,471

Construction Materials — 0.5%
Martin Marietta Materials Inc.	5,915	2,095,211
Vulcan Materials Co.	12,584	2,168,098

		4,263,309

Consumer Finance — 0.9%
Ally Financial Inc.	32,052	1,280,798
Credit Acceptance Corp.(a)(b)	768	393,600
Discover Financial Services	27,309	3,071,170
SoFi Technologies Inc.(a)(b)	61,298	375,144
Synchrony Financial	49,505	1,822,279
Upstart Holdings Inc.(a)(b)	4,676	350,793

		7,293,784

Containers & Packaging — 1.7%
Amcor PLC	143,539	1,702,372
AptarGroup Inc.	6,257	718,491
Avery Dennison Corp.	7,867	1,420,780
Ball Corp.	30,714	2,492,748
Berry Global Group Inc.(a)	12,768	719,477
Crown Holdings Inc.	11,966	1,316,739
International Paper Co.	36,656	1,696,440
Packaging Corp. of America	8,999	1,450,369
Sealed Air Corp.	14,092	904,847
Westrock Co.	24,934	1,234,981

		13,657,244

Distributors — 0.6%
Genuine Parts Co.	13,483	1,753,464
LKQ Corp.	25,506	1,265,863
Pool Corp.	3,801	1,540,241

		4,559,568

Diversified Consumer Services — 0.3%
Bright Horizons Family Solutions Inc.(a)	5,699	651,054
Chegg Inc.(a)(b)	13,065	323,228
Service Corp. International	15,686	1,029,158

		2,003,440

Diversified Financial Services — 0.4%
Apollo Global Management Inc.	35,131	1,748,119
Equitable Holdings Inc.	35,803	1,032,200
Voya Financial Inc.	10,259	647,753

		3,428,072

Diversified Telecommunication Services — 0.1%
Lumen Technologies Inc.	87,647	881,729

Security	Shares	Value

Electric Utilities — 3.1%
Alliant Energy Corp.	23,740	$1,396,149
Avangrid Inc.	6,673	295,948
Constellation Energy Corp.	30,983	1,834,504
Edison International	36,024	2,478,091
Entergy Corp.	19,058	2,265,043
Evergy Inc.	21,751	1,475,805
Eversource Energy	32,601	2,849,327
FirstEnergy Corp.	54,025	2,339,823
NRG Energy Inc.	23,152	831,157
PG&E Corp.(a)	142,917	1,807,900
Pinnacle West Capital Corp.	10,732	764,118
PPL Corp.	71,108	2,013,068
Xcel Energy Inc.	51,080	3,742,121

		24,093,054

Electrical Equipment — 1.5%
AMETEK Inc.	21,936	2,769,639
ChargePoint Holdings Inc., Class A(a)(b)	16,737	216,577
Generac Holdings Inc.(a)	5,993	1,314,744
Hubbell Inc.	5,144	1,004,932
Plug Power Inc.(a)(b)	49,261	1,035,466
Regal Rexnord Corp.	6,444	819,935
Rockwell Automation Inc.	11,018	2,783,918
Sensata Technologies Holding PLC(a)	14,934	678,153
Sunrun Inc.(a)(b)	19,684	393,286
Vertiv Holdings Co.	28,780	360,614

		11,377,264

Electronic Equipment, Instruments & Components — 2.1%
Arrow Electronics Inc.(a)	6,416	756,190
CDW Corp./DE	12,860	2,098,495
Cognex Corp.	16,764	1,133,749
Corning Inc.	70,798	2,491,381
Flex Ltd.(a)(b)	43,780	721,932
IPG Photonics Corp.(a)(b)	3,417	322,838
Jabil Inc.	13,634	787,091
Keysight Technologies Inc.(a)	17,352	2,433,965
Teledyne Technologies Inc.(a)	4,423	1,908,746
Trimble Inc.(a)	23,801	1,587,527
Zebra Technologies Corp., Class A(a)	5,044	1,864,565

		16,106,479

Energy Equipment & Services — 0.7%
Baker Hughes Co.	85,881	2,664,028
Halliburton Co.	85,208	3,035,109

		5,699,137

Entertainment — 1.4%
AMC Entertainment Holdings Inc., Class A(a)(b)	48,883	747,910
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	2,086	119,778
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	19,407	1,209,638
Live Nation Entertainment Inc.(a)(b)	12,772	1,339,527
Playtika Holding Corp.(a)	9,767	171,704
Roku Inc.(a)	11,196	1,040,108
Take-Two Interactive Software Inc.(a)	10,962	1,310,069
Warner Bros. Discovery Inc.(a)	210,531	3,821,138
Zynga Inc., Class A(a)	101,043	835,626

		10,595,498

Equity Real Estate Investment Trusts (REITs) — 8.4%
Alexandria Real Estate Equities Inc.	13,800	2,513,808
American Homes 4 Rent, Class A	27,952	1,107,179
Americold Realty Trust	25,373	669,340
Apartment Income REIT Corp.	14,932	734,206

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
AvalonBay Communities Inc.	13,252	$3,014,565
Boston Properties Inc.	13,474	1,584,542
Camden Property Trust	9,715	1,524,186
CubeSmart	20,778	987,163
Duke Realty Corp.	36,080	1,975,380
Equity LifeStyle Properties Inc.	16,364	1,264,610
Equity Residential	32,387	2,639,540
Essex Property Trust Inc.	6,198	2,040,815
Extra Space Storage Inc.	12,695	2,412,050
Federal Realty Investment Trust	6,680	781,961
Gaming and Leisure Properties Inc.	22,224	986,301
Healthpeak Properties Inc.	51,139	1,677,871
Host Hotels & Resorts Inc.	67,610	1,375,863
Invitation Homes Inc.	56,556	2,252,060
Iron Mountain Inc.	27,463	1,475,587
Kilroy Realty Corp.	9,995	699,650
Kimco Realty Corp.	58,491	1,481,577
Lamar Advertising Co., Class A	8,202	905,583
Life Storage Inc.	7,799	1,033,290
Medical Properties Trust Inc.	56,510	1,039,219
Mid-America Apartment Communities Inc.	10,936	2,150,892
National Retail Properties Inc.	16,566	726,253
Realty Income Corp.	53,648	3,721,025
Regency Centers Corp.	14,579	1,003,473
Rexford Industrial Realty Inc.	15,182	1,184,803
SBA Communications Corp.	10,315	3,580,440
STORE Capital Corp.	23,321	663,016
Sun Communities Inc.	10,996	1,930,568
UDR Inc.	28,380	1,510,100
Ventas Inc.	37,832	2,101,568
VICI Properties Inc.	79,884	2,381,342
Vornado Realty Trust	15,114	585,063
Welltower Inc.	41,275	3,748,183
Weyerhaeuser Co.	70,863	2,920,973
WP Carey Inc.	18,079	1,460,241

		65,844,286

Food & Staples Retailing — 1.1%
Albertsons Companies Inc., Class A	9,678	302,728
Kroger Co. (The)	63,446	3,423,546
Sysco Corp.	48,118	4,113,127
U.S. Foods Holding Corp.(a)	21,218	798,221

		8,637,622

Food Products — 3.5%
Archer-Daniels-Midland Co.	53,060	4,752,054
Bunge Ltd.	13,364	1,511,736
Campbell Soup Co.	19,133	903,460
Conagra Brands Inc.	45,533	1,590,468
Darling Ingredients Inc.(a)	15,335	1,125,436
General Mills Inc.	57,199	4,045,685
Hershey Co. (The)	13,787	3,112,691
Hormel Foods Corp.	26,719	1,399,808
JM Smucker Co. (The)	10,264	1,405,449
Kellogg Co.	24,254	1,661,399
Lamb Weston Holdings Inc.	13,811	912,907
McCormick & Co. Inc./MD, NVS	23,666	2,380,090
Tyson Foods Inc., Class A	27,713	2,581,743

		27,382,926

Gas Utilities — 0.3%
Atmos Energy Corp.	12,846	1,456,737

Security	Shares	Value

Gas Utilities (continued)
UGI Corp.	19,948	$684,216

		2,140,953

Health Care Equipment & Supplies — 2.7%
ABIOMED Inc.(a)	4,306	1,234,013
Baxter International Inc.	47,478	3,373,787
Cooper Companies Inc. (The)(b)	4,674	1,687,501
DENTSPLY SIRONA Inc.	20,676	826,833
Hologic Inc.(a)	23,737	1,708,827
Insulet Corp.(a)	6,541	1,563,233
Masimo Corp.(a)	4,833	545,984
Novocure Ltd.(a)(b)	8,498	650,777
Penumbra Inc.(a)	3,341	576,523
ResMed Inc.	13,867	2,772,984
STERIS PLC	9,494	2,127,131
Tandem Diabetes Care Inc.(a)(b)	6,043	583,029
Teleflex Inc.	4,437	1,267,296
Zimmer Biomet Holdings Inc.	19,806	2,391,574

		21,309,492

Health Care Providers & Services — 2.8%
agilon health Inc.(a)(b)	4,527	80,445
AmerisourceBergen Corp.	14,310	2,164,960
Cardinal Health Inc.	26,285	1,525,844
Centene Corp.(a)	55,331	4,456,912
Chemed Corp.	1,464	719,395
DaVita Inc.(a)	5,812	629,846
Guardant Health Inc.(a)	9,682	597,379
Henry Schein Inc.(a)	13,097	1,062,167
Laboratory Corp. of America Holdings(a)	8,821	2,119,510
McKesson Corp.	14,204	4,397,701
Molina Healthcare Inc.(a)	5,547	1,738,707
Oak Street Health Inc.(a)(b)	13,291	240,434
Quest Diagnostics Inc.	11,293	1,511,455
Universal Health Services Inc., Class B	6,952	851,829

		22,096,584

Health Care Technology — 0.4%
Cerner Corp.	27,896	2,612,181
Teladoc Health Inc.(a)(b)	15,227	514,064

		3,126,245

Hotels, Restaurants & Leisure — 3.1%
Aramark	24,339	882,289
Caesars Entertainment Inc.(a)	20,245	1,341,839
Carnival Corp.(a)	76,714	1,327,152
Churchill Downs Inc.	3,263	662,193
Darden Restaurants Inc.	12,120	1,596,568
Domino’s Pizza Inc.	3,458	1,168,804
DraftKings Inc., Class A(a)	31,719	433,916
Expedia Group Inc.(a)	14,240	2,488,440
Hilton Worldwide Holdings Inc.(a)	26,430	4,104,315
Las Vegas Sands Corp.(a)	32,683	1,157,959
MGM Resorts International	35,731	1,466,400
Norwegian Cruise Line Holdings Ltd.(a)(b)	39,353	788,240
Penn National Gaming Inc.(a)(b)	15,751	576,014
Royal Caribbean Cruises Ltd.(a)(b)	21,263	1,652,773
Vail Resorts Inc.	3,844	976,991
Wynn Resorts Ltd.(a)	10,025	706,562
Yum! Brands Inc.	27,405	3,206,659

		24,537,114

Household Durables — 1.6%
DR Horton Inc.	30,541	2,125,348

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Garmin Ltd.	14,432	$1,583,768
Lennar Corp., Class A	24,839	1,899,935
Lennar Corp., Class B	1,506	98,191
Mohawk Industries Inc.(a)	5,218	736,051
Newell Brands Inc.	36,049	834,534
NVR Inc.(a)	310	1,356,625
PulteGroup Inc.	23,515	981,987
Tempur Sealy International Inc.	18,310	496,384
Toll Brothers Inc.	10,720	497,086
TopBuild Corp.(a)	3,133	567,512
Whirlpool Corp.	5,580	1,012,882

		12,190,303

Household Products — 0.5%
Church & Dwight Co. Inc.	22,920	2,236,075
Clorox Co. (The)	11,661	1,673,004

		3,909,079

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp. (The)	63,227	1,291,095
Vistra Corp.	45,677	1,142,839

		2,433,934

Insurance — 4.4%
Aflac Inc.	56,891	3,258,716
Alleghany Corp.(a)	1,303	1,089,960
Allstate Corp. (The)	26,608	3,366,976
American Financial Group Inc./OH	6,249	865,362
Arch Capital Group Ltd.(a)	36,553	1,669,376
Arthur J Gallagher & Co.	19,766	3,330,373
Assurant Inc.	5,419	985,608
Brown & Brown Inc.	22,281	1,380,976
Cincinnati Financial Corp.	14,210	1,742,999
Erie Indemnity Co., Class A, NVS	2,384	382,108
Everest Re Group Ltd.	3,744	1,028,514
Fidelity National Financial Inc.	27,003	1,075,259
First American Financial Corp.	10,439	608,698
Globe Life Inc.	8,827	865,752
Hartford Financial Services Group Inc. (The)	31,719	2,218,110
Lincoln National Corp.	15,760	947,964
Loews Corp.	18,576	1,167,316
Markel Corp.(a)	1,290	1,745,731
Old Republic International Corp.	27,020	594,710
Principal Financial Group Inc.	23,057	1,571,104
Reinsurance Group of America Inc.	6,389	685,667
W R Berkley Corp.	19,812	1,317,300
Willis Towers Watson PLC	11,573	2,486,575

		34,385,154

Interactive Media & Services — 0.4%
IAC/InterActiveCorp.(a)	7,968	660,388
Pinterest Inc., Class A(a)	54,013	1,108,347
ZoomInfo Technologies Inc.(a)	28,614	1,356,303

		3,125,038

Internet & Direct Marketing Retail — 0.2%
Chewy Inc., Class A(a)(b)	8,412	244,453
Etsy Inc.(a)(b)	12,048	1,122,753
Wayfair Inc., Class A(a)(b)	7,416	570,587

		1,937,793

IT Services — 2.8%
Affirm Holdings Inc.(a)(b)	15,482	444,333
Akamai Technologies Inc.(a)(b)	15,379	1,726,754

Security	Shares	Value

IT Services (continued)
Broadridge Financial Solutions Inc.	11,089	$1,598,258
Concentrix Corp.	4,087	643,621
Core Scientific Inc.(a)	21,793	128,797
DigitalOcean Holdings Inc.(a)(b)	1,661	65,493
DXC Technology Co.(a)	23,051	661,564
EPAM Systems Inc.(a)	5,395	1,429,621
FleetCor Technologies Inc.(a)	7,689	1,918,559
Gartner Inc.(a)	7,795	2,264,837
Genpact Ltd.	16,075	647,340
GoDaddy Inc., Class A(a)	15,821	1,278,495
Jack Henry & Associates Inc.	6,905	1,309,050
MongoDB Inc., Class A(a)	6,327	2,245,642
Okta Inc.(a)	14,061	1,677,618
SS&C Technologies Holdings Inc.	20,927	1,353,140
Thoughtworks Holding Inc.(a)(b)	3,482	64,452
VeriSign Inc.(a)	9,151	1,635,192
Western Union Co. (The)	37,126	622,232

		21,714,998

Leisure Products — 0.4%
Brunswick Corp./DE	7,306	552,407
Hasbro Inc.	12,247	1,078,471
Mattel Inc.(a)	33,151	805,901
Peloton Interactive Inc., Class A(a)	28,551	501,355
YETI Holdings Inc.(a)	8,342	407,673

		3,345,807

Life Sciences Tools & Services — 2.2%
10X Genomics Inc., Class A(a)	8,710	415,990
Avantor Inc.(a)(b)	57,708	1,839,731
Azenta Inc.	7,063	529,442
Bio-Rad Laboratories Inc., Class A(a)	2,055	1,052,283
Bio-Techne Corp.	3,717	1,411,308
Bruker Corp.	9,656	555,123
Charles River Laboratories International Inc.(a)	4,786	1,155,867
Mettler-Toledo International Inc.(a)	2,179	2,783,738
PerkinElmer Inc.(b)	11,955	1,752,723
Repligen Corp.(a)	4,892	769,218
Syneos Health Inc., Class A(a)	9,773	714,309
Waters Corp.(a)	5,788	1,753,880
West Pharmaceutical Services Inc.	7,025	2,213,296

		16,946,908

Machinery — 4.1%
AGCO Corp.	5,824	741,978
Cummins Inc.	13,504	2,554,822
Donaldson Co. Inc.	11,755	576,465
Dover Corp.	13,654	1,820,078
Fortive Corp.	34,003	1,955,173
Graco Inc.	16,071	996,723
IDEX Corp.	7,208	1,368,223
Ingersoll Rand Inc.	38,591	1,696,460
ITT Inc.	8,120	570,186
Lincoln Electric Holdings Inc.	5,596	753,949
Middleby Corp. (The)(a)	5,248	807,615
Nordson Corp.	5,122	1,104,764
Oshkosh Corp.	6,355	587,456
Otis Worldwide Corp.	40,297	2,935,234
PACCAR Inc.	32,933	2,735,086
Parker-Hannifin Corp.	12,182	3,299,129
Pentair PLC	15,697	796,623
Snap-on Inc.	5,058	1,074,774

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Stanley Black & Decker Inc.	15,447	$1,855,957
Toro Co. (The)	9,911	794,168
Westinghouse Air Brake Technologies Corp.	17,677	1,589,339
Xylem Inc./NY	17,104	1,376,872

		31,991,074

Media — 1.5%
Cable One Inc.	471	549,280
DISH Network Corp., Class A(a)	23,571	672,009
Fox Corp., Class A, NVS	29,914	1,072,118
Fox Corp., Class B	13,888	461,637
Interpublic Group of Companies Inc. (The)	37,287	1,216,302
Liberty Broadband Corp., Class A(a)	2,220	239,005
Liberty Broadband Corp., Class C, NVS(a)	13,397	1,498,053
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	7,526	314,813
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	15,063	630,838
New York Times Co. (The), Class A	15,757	603,808
News Corp., Class A, NVS	36,898	732,794
News Corp., Class B	11,309	225,162
Omnicom Group Inc.	19,818	1,508,744
Paramount Global, Class A	776	24,483
Paramount Global, Class B, NVS	57,531	1,675,303
Sirius XM Holdings Inc.(b)	86,169	517,014

		11,941,363

Metals & Mining — 1.2%
Alcoa Corp.	17,468	1,184,330
Cleveland-Cliffs Inc.(a)	45,314	1,155,054
Nucor Corp.	25,792	3,992,086
Reliance Steel & Aluminum Co.	5,959	1,181,372
Steel Dynamics Inc.	17,832	1,529,094

		9,041,936

Mortgage Real Estate Investment — 0.3%
AGNC Investment Corp.	49,432	542,763
Annaly Capital Management Inc.	138,023	886,108
Starwood Property Trust Inc.	28,931	661,941

		2,090,812

Multi-Utilities — 2.4%
Ameren Corp.	24,417	2,268,339
CenterPoint Energy Inc.	59,551	1,822,856
CMS Energy Corp.	27,478	1,887,464
Consolidated Edison Inc.	33,544	3,110,871
DTE Energy Co.	18,401	2,411,267
NiSource Inc.	37,162	1,082,157
Public Service Enterprise Group Inc.	47,950	3,340,197
WEC Energy Group Inc.	29,911	2,992,596

		18,915,747

Multiline Retail — 0.6%
Dollar Tree Inc.(a)(b)	21,331	3,465,221
Kohl’s Corp.	13,131	760,022
Macy’s Inc.	28,199	681,570

		4,906,813

Oil, Gas & Consumable Fuels — 5.6%
APA Corp.	34,551	1,414,172
Cheniere Energy Inc.	22,363	3,037,119
Continental Resources Inc./OK	5,480	304,523
Coterra Energy Inc.	77,096	2,219,594
Devon Energy Corp.	59,703	3,472,923
Diamondback Energy Inc.	16,149	2,038,488
Hess Corp.	26,139	2,694,147

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Inc.	184,912	$3,356,153
Marathon Oil Corp.	73,726	1,837,252
Occidental Petroleum Corp.	84,137	4,635,107
ONEOK Inc.	42,287	2,678,036
Ovintiv Inc.	24,832	1,271,150
Phillips 66	44,364	3,849,021
Targa Resources Corp.	21,680	1,591,529
Texas Pacific Land Corp.	587	802,194
Valero Energy Corp.	38,923	4,339,136
Williams Companies Inc. (The)	115,216	3,950,757

		43,491,301

Personal Products — 0.0%
Olaplex Holdings Inc.(a)(b)	6,781	99,681

Pharmaceuticals — 0.9%
Catalent Inc.(a)	17,008	1,540,245
Elanco Animal Health Inc.(a)	44,808	1,134,091
Jazz Pharmaceuticals PLC(a)	5,846	936,646
Organon & Co.	24,086	778,700
Royalty Pharma PLC, Class A	33,792	1,438,863
Viatris Inc.	114,516	1,182,950

		7,011,495

Professional Services — 2.1%
Booz Allen Hamilton Holding Corp.	12,636	1,031,477
Clarivate PLC(a)(b)	37,997	595,793
CoStar Group Inc.(a)	37,450	2,382,569
Dun & Bradstreet Holdings Inc.(a)	14,394	227,281
Equifax Inc.	11,567	2,354,116
Jacobs Engineering Group Inc.	12,266	1,699,454
Leidos Holdings Inc.	13,313	1,378,029
Nielsen Holdings PLC	34,123	914,838
Robert Half International Inc.	10,369	1,019,376
TransUnion	18,198	1,592,689
Verisk Analytics Inc.	15,282	3,118,292

		16,313,914

Real Estate Management & Development — 0.6%
CBRE Group Inc., Class A(a)	31,735	2,635,274
Jones Lang LaSalle Inc.(a)(b)	4,800	1,049,904
Opendoor Technologies Inc.(a)(b)	36,329	253,940
Zillow Group Inc., Class A(a)	3,487	134,772
Zillow Group Inc., Class C, NVS(a)(b)	15,706	625,413

		4,699,303

Road & Rail — 1.0%
AMERCO	932	499,067
Avis Budget Group Inc.(a)(b)	3,812	1,020,358
JB Hunt Transport Services Inc.	7,974	1,362,358
Knight-Swift Transportation Holdings Inc.	15,661	750,005
Lyft Inc., Class A(a)(b)	28,346	924,080
Old Dominion Freight Line Inc.	8,829	2,473,179
Saia Inc.(a)	2,505	515,930
TuSimple Holdings Inc., Class A(a)(b)	3,219	33,381
XPO Logistics Inc.(a)	9,407	506,003

		8,084,361

Semiconductors & Semiconductor Equipment — 2.1%
Enphase Energy Inc.(a)	12,689	2,048,005
Entegris Inc.	12,847	1,431,027
First Solar Inc.(a)	9,346	682,538
Lattice Semiconductor Corp.(a)	13,024	625,673
MKS Instruments Inc.	5,223	595,318

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Monolithic Power Systems Inc.	4,101	$1,608,576
ON Semiconductor Corp.(a)(b)	40,822	2,127,234
Qorvo Inc.(a)	10,271	1,168,634
Skyworks Solutions Inc.	15,585	1,765,781
SolarEdge Technologies Inc.(a)	4,986	1,248,544
Teradyne Inc.	15,428	1,627,037
Universal Display Corp.	4,083	521,522
Wolfspeed Inc.(a)(b)	11,708	1,073,741

		16,523,630

Software — 4.8%
Anaplan Inc.(a)	13,993	909,405
ANSYS Inc.(a)	8,272	2,280,508
AppLovin Corp., Class A(a)(b)	3,378	128,871
Asana Inc., Class A(a)	7,921	212,283
Aspen Technology Inc.(a)	6,309	1,000,229
Avalara Inc.(a)	8,267	628,871
Bentley Systems Inc., Class B	17,510	742,249
Bill.com Holdings Inc.(a)(b)	8,758	1,495,078
Black Knight Inc.(a)	14,772	971,850
Braze Inc.(a)	948	38,100
Ceridian HCM Holding Inc.(a)	12,953	727,052
Citrix Systems Inc.	11,790	1,180,179
Coupa Software Inc.(a)	7,044	607,897
Cvent Holding Corp.(a)	6,425	45,232
Datadog Inc., Class A(a)	24,389	2,945,703
Digital Turbine Inc.(a)(b)	8,364	264,721
Dropbox Inc., Class A(a)	26,846	583,900
Dynatrace Inc.(a)	18,785	720,593
Elastic NV(a)	6,910	526,127
Fair Isaac Corp.(a)	2,487	928,919
Five9 Inc.(a)	6,472	712,567
Guidewire Software Inc.(a)(b)	7,938	690,130
HubSpot Inc.(a)(b)	4,249	1,612,198
Manhattan Associates Inc.(a)	5,995	782,647
NortonLifeLock Inc.	55,084	1,379,303
Paycom Software Inc.(a)	4,569	1,286,036
Paylocity Holding Corp.(a)	3,768	714,526
Pegasystems Inc.	3,876	296,863
PTC Inc.(a)	10,004	1,142,557
RingCentral Inc., Class A(a)	7,810	662,678
Samsara Inc.(a)(b)	3,677	45,374
Smartsheet Inc., Class A(a)(b)	11,980	578,993
Splunk Inc.(a)	15,088	1,841,038
Trade Desk Inc. (The), Class A(a)	41,351	2,436,401
Tyler Technologies Inc.(a)(b)	3,881	1,531,870
UiPath Inc., Class A(a)	25,344	451,884
Unity Software Inc.(a)(b)	15,544	1,032,277
VMware Inc., Class A	19,170	2,071,127
Zendesk Inc.(a)(b)	11,567	1,411,637

		37,617,873

Specialty Retail — 2.7%
Advance Auto Parts Inc.	5,910	1,179,813
AutoNation Inc.(a)(b)	3,803	440,806
AutoZone Inc.(a)	1,956	3,824,899
Bath & Body Works Inc.	24,406	1,290,833
Best Buy Co. Inc.	20,568	1,849,680
Burlington Stores Inc.(a)	6,319	1,286,296
CarMax Inc.(a)(b)	15,331	1,315,093
Carvana Co., Class A(a)	9,423	546,157

Security	Shares	Value

Specialty Retail (continued)
Five Below Inc.(a)	5,294	$831,687
Floor & Decor Holdings Inc., Class A(a)	10,042	800,548
GameStop Corp., Class A(a)(b)	5,874	734,661
Gap Inc. (The)	19,954	247,829
Lithia Motors Inc.	2,865	811,168
Penske Automotive Group Inc.	2,903	304,293
RH(a)	1,649	554,262
Tractor Supply Co.	10,789	2,173,444
Ulta Beauty, Inc.(a)	5,141	2,039,949
Williams-Sonoma Inc.	6,905	900,964

		21,132,382

Technology Hardware, Storage & Peripherals — 1.5%
Dell Technologies Inc., Class C	27,582	1,296,630
Hewlett Packard Enterprise Co.	122,900	1,893,889
HP Inc.	102,669	3,760,765
NetApp Inc.	21,109	1,546,234
Seagate Technology Holdings PLC	19,097	1,566,718
Western Digital Corp.(a)	29,624	1,572,146

		11,636,382

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.(a)	13,909	663,459
Crocs Inc.(a)	5,598	371,875
Deckers Outdoor Corp.(a)	2,580	685,635
PVH Corp.	6,675	485,807
Tapestry Inc.	24,934	820,827
Under Armour Inc., Class A(a)	18,070	277,555
Under Armour Inc., Class C, NVS(a)	20,456	290,271
VF Corp.	30,644	1,593,488

		5,188,917

Trading Companies & Distributors — 1.1%
Fastenal Co.	54,577	3,018,654
SiteOne Landscape Supply Inc.(a)	4,247	598,954
United Rentals Inc.(a)	6,857	2,170,378
Watsco Inc.	3,137	836,889
WW Grainger Inc.	4,100	2,050,123

		8,674,998

Water Utilities — 0.5%
American Water Works Co. Inc.	17,214	2,652,333
Essential Utilities Inc.	21,868	978,812

		3,631,145

Total Common Stocks — 99.9% (Cost: $760,217,319)		781,949,187

Short-Term Investments

Money Market Funds — 4.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	36,799,614	36,799,614

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	1,172,000	$1,172,000

		37,971,614

Total Short-Term Investments — 4.8% (Cost: $37,963,588)		37,971,614

Total Investments in Securities — 104.7% (Cost: $798,180,907)		819,920,801

Other Assets, Less Liabilities — (4.7)%		(36,924,750)

Net Assets — 100.0%		$782,996,051

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$29,118,740	$7,691,765	(a)	$—		$(21,222)	$10,331	$36,799,614	36,799,614	$84,700	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,432,000	—		(260,000	)(a)	—	—	1,172,000	1,172,000	746		—

						$(21,222)	$10,331	$37,971,614		$85,446		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	2	06/17/22	$413	$(27,117)
S&P Mid 400 E-Mini Index	2	06/17/22	499	(51,894)

				$(79,011)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$79,011

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Mid-Cap ETF

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(160,486)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(136,290)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,668,062

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$781,949,187	$—	$—	$781,949,187
Money Market Funds	37,971,614	—	—	37,971,614

	$819,920,801	$—	$—	$819,920,801

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(79,011)	$—	$—	$(79,011)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.4%
Axon Enterprise Inc.(a)	20,625	$2,314,125
HEICO Corp.	12,804	1,808,309
HEICO Corp., Class A	22,621	2,638,513
Howmet Aerospace Inc.	114,534	3,907,900
Huntington Ingalls Industries Inc.	5,024	1,068,806
Textron Inc.	45,689	3,163,963
TransDigm Group Inc.(a)	15,902	9,458,669
Woodward Inc.	12,141	1,341,338

		25,701,623

Air Freight & Logistics — 0.5%
CH Robinson Worldwide Inc.	13,840	1,469,116
Expeditors International of Washington Inc.	29,193	2,892,151
GXO Logistics Inc.(a)	19,439	1,150,594

		5,511,861

Auto Components — 0.2%
Gentex Corp.	33,464	982,168
Lear Corp.	9,860	1,261,489

		2,243,657

Banks — 1.7%
First Republic Bank/CA	38,595	5,759,146
Regions Financial Corp.	135,579	2,809,197
Signature Bank/New York NY	11,333	2,745,419
SVB Financial Group(a)	11,236	5,479,123
Western Alliance Bancorp.	16,930	1,288,542

		18,081,427

Beverages — 0.4%
Brown-Forman Corp., Class A	16,765	1,046,471
Brown-Forman Corp., Class B, NVS	55,049	3,712,505

		4,758,976

Biotechnology — 3.2%
Alnylam Pharmaceuticals Inc.(a)(b)	36,281	4,840,974
BioMarin Pharmaceutical Inc.(a)	55,461	4,511,752
Bridgebio Pharma Inc.(a)(b)	32,270	258,805
Exact Sciences Corp.(a)(b)	52,330	2,880,766
Horizon Therapeutics PLC(a)	68,452	6,746,629
Incyte Corp.(a)	56,775	4,255,854
Intellia Therapeutics Inc.(a)	20,950	1,027,179
Mirati Therapeutics Inc.(a)	9,729	601,155
Natera Inc.(a)(b)	26,718	938,336
Neurocrine Biosciences Inc.(a)	28,631	2,577,649
Novavax Inc.(a)(b)	10,399	468,683
Seagen Inc.(a)	40,452	5,299,617

		34,407,399

Building Products — 1.4%
A O Smith Corp.	22,411	1,309,475
Advanced Drainage Systems Inc.	17,117	1,753,808
Allegion PLC	14,139	1,615,239
Carlisle Companies Inc.	9,651	2,503,083
Fortune Brands Home & Security Inc.	20,454	1,457,348
Lennox International Inc.	6,127	1,306,215
Masco Corp.	37,484	1,975,032
Owens Corning	13,350	1,213,916
Trex Co. Inc.(a)	34,680	2,018,029

		15,152,145

Capital Markets — 2.6%
Ares Management Corp., Class A	50,644	3,353,646
Carlyle Group Inc. (The)	42,000	1,524,180

Security	Shares	Value

Capital Markets (continued)
FactSet Research Systems Inc.	11,408	$4,603,014
LPL Financial Holdings Inc.	24,211	4,548,521
MarketAxess Holdings Inc.	11,458	3,020,443
Morningstar Inc.	7,140	1,808,062
Nasdaq Inc.	22,608	3,557,821
Raymond James Financial Inc.	31,034	3,024,574
SEI Investments Co.	15,058	839,032
Tradeweb Markets Inc., Class A	31,729	2,258,787

		28,538,080

Chemicals — 2.2%
Albemarle Corp.	35,302	6,807,285
Axalta Coating Systems Ltd.(a)(b)	34,163	866,715
Celanese Corp.	17,392	2,555,581
Corteva Inc.	113,391	6,541,527
Olin Corp.	21,613	1,240,586
PPG Industries Inc.	30,770	3,938,252
RPM International Inc.	12,367	1,025,224
Scotts Miracle-Gro Co. (The)	6,017	625,347
Westlake Corp.	5,619	711,084

		24,311,601

Commercial Services & Supplies — 1.5%
Copart Inc.(a)	64,424	7,321,788
IAA Inc.(a)	25,316	927,831
Republic Services Inc.	29,910	4,016,016
Rollins Inc.	68,307	2,291,017
Tetra Tech Inc.	16,298	2,269,985

		16,826,637

Communications Equipment — 1.5%
Arista Networks Inc.(a)	67,697	7,823,742
Ciena Corp.(a)	20,127	1,110,407
F5 Inc.(a)	8,461	1,416,456
Motorola Solutions Inc.	26,714	5,708,515

		16,059,120

Construction & Engineering — 0.4%
AECOM	22,373	1,578,639
Quanta Services Inc.(b)	20,116	2,333,054

		3,911,693

Construction Materials — 1.0%
Martin Marietta Materials Inc.	12,078	4,278,269
Vulcan Materials Co.	40,047	6,899,698

		11,177,967

Consumer Finance — 0.8%
Ally Financial Inc.	46,668	1,864,853
Credit Acceptance Corp.(a)(b)	1,628	834,350
Discover Financial Services	36,910	4,150,899
SoFi Technologies Inc.(a)(b)	194,969	1,193,210
Upstart Holdings Inc.(a)(b)	14,880	1,116,298

		9,159,610

Containers & Packaging — 0.9%
AptarGroup Inc.	7,929	910,487
Avery Dennison Corp.	17,321	3,128,173
Ball Corp.	67,206	5,454,439

		9,493,099

Distributors — 0.6%
LKQ Corp.	42,107	2,089,770
Pool Corp.	12,099	4,902,757

		6,992,527

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions Inc.(a)	18,219	$2,081,338
Chegg Inc.(a)	41,285	1,021,391
Service Corp. International	23,287	1,527,860

		4,630,589

Diversified Financial Services — 0.4%
Apollo Global Management Inc.	79,572	3,959,503
Voya Financial Inc.	14,874	939,144

		4,898,647

Electric Utilities — 0.1%
NRG Energy Inc.	32,030	1,149,877

Electrical Equipment — 1.8%
AMETEK Inc.	38,566	4,869,343
Generac Holdings Inc.(a)	19,042	4,177,434
Hubbell Inc.	5,703	1,114,138
Plug Power Inc.(a)	93,793	1,971,529
Rockwell Automation Inc.	23,670	5,980,699
Sunrun Inc.(a)(b)	41,789	834,944
Vertiv Holdings Co.	91,978	1,152,484

		20,100,571

Electronic Equipment, Instruments & Components — 3.4%
CDW Corp./DE	25,063	4,089,780
Cognex Corp.	53,257	3,601,771
Corning Inc.	103,463	3,640,863
IPG Photonics Corp.(a)(b)	10,732	1,013,959
Keysight Technologies Inc.(a)	55,240	7,748,515
Teledyne Technologies Inc.(a)	14,082	6,077,087
Trimble Inc.(a)(b)	75,781	5,054,593
Zebra Technologies Corp., Class A(a)	16,017	5,920,844

		37,147,412

Energy Equipment & Services — 0.9%
Baker Hughes Co.	129,499	4,017,059
Halliburton Co.	150,461	5,359,421

		9,376,480

Entertainment — 1.2%
AMC Entertainment Holdings Inc., Class A(a)(b)	66,438	1,016,501
Liberty Media Corp.-Liberty Formula One, Class A(a)	4,418	253,681
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)(b)	39,973	2,491,517
Live Nation Entertainment Inc.(a)	12,653	1,327,047
Playtika Holding Corp.(a)	16,658	292,848
Roku Inc.(a)(b)	35,460	3,294,234
Take-Two Interactive Software Inc.(a)	24,951	2,981,894
Zynga Inc., Class A(a)	162,051	1,340,162

		12,997,884

Equity Real Estate Investment Trusts (REITs) — 7.9%
Alexandria Real Estate Equities Inc.	24,779	4,513,743
American Homes 4 Rent, Class A	56,294	2,229,805
Americold Realty Trust	33,268	877,610
AvalonBay Communities Inc.	13,797	3,138,542
Camden Property Trust	13,344	2,093,540
CubeSmart	38,649	1,836,214
Duke Realty Corp.	114,935	6,292,691
Equity LifeStyle Properties Inc.	32,455	2,508,122
Equity Residential	35,611	2,902,297
Essex Property Trust Inc.	7,163	2,358,561
Extra Space Storage Inc.	24,428	4,641,320
Federal Realty Investment Trust	9,840	1,151,870
Healthpeak Properties Inc.	51,577	1,692,241

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Host Hotels & Resorts Inc.(b)	75,819	$1,542,917
Invitation Homes Inc.	180,099	7,171,542
Kilroy Realty Corp.	17,537	1,227,590
Lamar Advertising Co., Class A	8,933	986,293
Life Storage Inc.	14,955	1,981,388
Mid-America Apartment Communities Inc.	16,640	3,272,755
Realty Income Corp.	59,718	4,142,041
Regency Centers Corp.	17,097	1,176,787
Rexford Industrial Realty Inc.	48,435	3,779,867
SBA Communications Corp.	32,831	11,395,968
STORE Capital Corp.	22,560	641,381
Sun Communities Inc.	34,998	6,144,599
UDR Inc.	39,126	2,081,894
Vornado Realty Trust	16,525	639,683
Welltower Inc.	44,372	4,029,421

		86,450,682

Food Products — 1.0%
Darling Ingredients Inc.(a)	21,576	1,583,463
Hershey Co. (The)	23,164	5,229,736
Lamb Weston Holdings Inc.	18,995	1,255,570
McCormick & Co. Inc./MD, NVS	30,316	3,048,880

		11,117,649

Health Care Equipment & Supplies — 5.0%
ABIOMED Inc.(a)	13,743	3,938,469
Baxter International Inc.	65,333	4,642,563
Cooper Companies Inc. (The)	14,876	5,370,831
DENTSPLY SIRONA Inc.	38,689	1,547,173
Hologic Inc.(a)(b)	44,627	3,212,698
Insulet Corp.(a)	20,815	4,974,577
Masimo Corp.(a)	15,345	1,733,525
Novocure Ltd.(a)(b)	26,978	2,065,975
Penumbra Inc.(a)	10,603	1,829,654
ResMed Inc.	44,134	8,825,476
STERIS PLC	30,219	6,770,567
Tandem Diabetes Care Inc.(a)(b)	19,196	1,852,030
Teleflex Inc.	14,144	4,039,809
Zimmer Biomet Holdings Inc.	25,823	3,118,127

		53,921,474

Health Care Providers & Services — 0.7%
agilon health Inc.(a)(b)	14,194	252,227
Chemed Corp.	2,411	1,184,741
Guardant Health Inc.(a)	30,724	1,895,671
Molina Healthcare Inc.(a)(b)	10,213	3,201,265
Oak Street Health Inc.(a)(b)	41,962	759,093

		7,292,997

Health Care Technology — 0.4%
Cerner Corp.	37,658	3,526,295
Teladoc Health Inc.(a)(b)	18,696	631,177

		4,157,472

Hotels, Restaurants & Leisure — 3.7%
Caesars Entertainment Inc.(a)(b)	64,513	4,275,922
Churchill Downs Inc.	10,367	2,103,879
Darden Restaurants Inc.	12,398	1,633,188
Domino’s Pizza Inc.	10,993	3,715,634
DraftKings Inc., Class A(a)(b)	100,401	1,373,486
Hilton Worldwide Holdings Inc.(a)	84,114	13,062,063
MGM Resorts International	43,606	1,789,590
Penn National Gaming Inc.(a)(b)	50,142	1,833,693
Vail Resorts Inc.	12,231	3,108,631

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Yum! Brands Inc.	60,765	$7,110,113

		40,006,199

Household Durables — 1.1%
DR Horton Inc.	52,599	3,660,365
Garmin Ltd.	25,241	2,769,947
NVR Inc.(a)	536	2,345,649
Tempur Sealy International Inc.	57,994	1,572,217
TopBuild Corp.(a)	9,921	1,797,090

		12,145,268

Household Products — 0.3%
Church & Dwight Co. Inc.	36,752	3,585,525

Insurance — 2.6%
Alleghany Corp.(a)	2,097	1,754,141
Arch Capital Group Ltd.(a)	56,993	2,602,870
Arthur J Gallagher & Co.	40,239	6,779,869
Brown & Brown Inc.	70,788	4,387,440
Cincinnati Financial Corp.	25,385	3,113,724
Erie Indemnity Co., Class A, NVS	4,065	651,538
Everest Re Group Ltd.	5,563	1,528,212
First American Financial Corp.	13,915	811,384
W R Berkley Corp.	40,027	2,661,395
Willis Towers Watson PLC	16,535	3,552,710

		27,843,283

Interactive Media & Services — 0.8%
IAC/InterActiveCorp.(a)	13,682	1,133,964
Pinterest Inc., Class A(a)(b)	171,874	3,526,855
ZoomInfo Technologies Inc.(a)	91,313	4,328,236

		8,989,055

Internet & Direct Marketing Retail — 0.6%
Chewy Inc., Class A(a)(b)	26,849	780,232
Etsy Inc.(a)(b)	38,282	3,567,500
Wayfair Inc., Class A(a)(b)	23,532	1,810,552

		6,158,284

IT Services — 4.7%
Affirm Holdings Inc.(a)(b)	48,864	1,402,397
Akamai Technologies Inc.(a)(b)	20,601	2,313,080
Broadridge Financial Solutions Inc.	24,259	3,496,450
Concentrix Corp.	8,867	1,396,375
DigitalOcean Holdings Inc.(a)(b)	5,265	207,599
EPAM Systems Inc.(a)	17,115	4,535,304
FleetCor Technologies Inc.(a)	12,072	3,012,205
Gartner Inc.(a)	24,819	7,211,160
Genpact Ltd.	27,549	1,109,398
GoDaddy Inc., Class A(a)	50,289	4,063,854
Jack Henry & Associates Inc.	11,814	2,239,698
MongoDB Inc., Class A(a)	20,143	7,149,355
Okta Inc.(a)(b)	44,826	5,348,190
SS&C Technologies Holdings Inc.	27,806	1,797,936
Thoughtworks Holding Inc.(a)(b)	10,994	203,499
VeriSign Inc.(a)	29,166	5,211,673

		50,698,173

Leisure Products — 0.6%
Brunswick Corp./DE	11,100	839,271
Hasbro Inc.	22,264	1,960,568
Mattel Inc.(a)	34,278	833,298
Peloton Interactive Inc., Class A(a)	91,289	1,603,035

Security	Shares	Value

Leisure Products (continued)
YETI Holdings Inc.(a)(b)	26,534	$1,296,716

		6,532,888

Life Sciences Tools & Services — 4.5%
10X Genomics Inc., Class A(a)(b)	27,592	1,317,794
Avantor Inc.(a)	183,927	5,863,593
Azenta Inc.	22,601	1,694,171
Bio-Rad Laboratories Inc., Class A(a)	6,533	3,345,288
Bio-Techne Corp.	11,854	4,500,845
Bruker Corp.	30,612	1,759,884
Charles River Laboratories International Inc.(a)(b)	15,205	3,672,160
Mettler-Toledo International Inc.(a)(b)	6,939	8,864,781
PerkinElmer Inc.	16,746	2,455,131
Repligen Corp.(a)	15,491	2,435,805
Syneos Health Inc., Class A(a)(b)	12,789	934,748
Waters Corp.(a)	18,420	5,581,628
West Pharmaceutical Services Inc.	22,359	7,044,426

		49,470,254

Machinery — 4.5%
AGCO Corp.	8,956	1,140,994
Donaldson Co. Inc.	15,770	773,361
Dover Corp.	24,159	3,220,395
Fortive Corp.	62,229	3,578,168
Graco Inc.	51,374	3,186,215
IDEX Corp.	22,966	4,359,406
Ingersoll Rand Inc.	82,268	3,616,501
ITT Inc.	17,865	1,254,480
Lincoln Electric Holdings Inc.	8,792	1,184,546
Middleby Corp. (The)(a)(b)	9,039	1,391,012
Nordson Corp.	16,337	3,523,728
Otis Worldwide Corp.	63,288	4,609,898
PACCAR Inc.	44,341	3,682,520
Parker-Hannifin Corp.	14,896	4,034,135
Pentair PLC	32,297	1,639,073
Stanley Black & Decker Inc.	16,209	1,947,511
Toro Co. (The)	20,581	1,649,156
Xylem Inc./NY	54,419	4,380,729

		49,171,828

Media — 1.0%
Cable One Inc.	895	1,043,749
Liberty Broadband Corp., Class A(a)(b)	7,020	755,773
Liberty Broadband Corp., Class C, NVS(a)	42,696	4,774,267
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	13,287	555,795
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	26,921	1,127,452
New York Times Co. (The), Class A	50,335	1,928,837
Sirius XM Holdings Inc.(b)	107,389	644,334

		10,830,207

Metals & Mining — 0.6%
Nucor Corp.	39,522	6,117,215

Oil, Gas & Consumable Fuels — 2.7%
Cheniere Energy Inc.	71,175	9,666,277
Hess Corp.	36,337	3,745,255
Occidental Petroleum Corp.	111,252	6,128,873
Targa Resources Corp.	38,181	2,802,867
Texas Pacific Land Corp.	1,873	2,559,642
Valero Energy Corp.	40,974	4,567,781

		29,470,695

Personal Products — 0.0%
Olaplex Holdings Inc.(a)	21,419	314,859

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals — 0.8%
Catalent Inc.(a)	54,062	$4,895,855
Elanco Animal Health Inc.(a)	142,972	3,618,621

		8,514,476

Professional Services — 3.4%
Booz Allen Hamilton Holding Corp.	14,073	1,148,779
Clarivate PLC(a)(b)	70,557	1,106,334
CoStar Group Inc.(a)	119,187	7,582,677
Dun & Bradstreet Holdings Inc.(a)(b)	15,368	242,661
Equifax Inc.	36,819	7,493,403
Jacobs Engineering Group Inc.	15,147	2,098,617
Robert Half International Inc.	22,100	2,172,651
TransUnion	57,832	5,061,456
Verisk Analytics Inc.	48,638	9,924,584

		36,831,162

Real Estate Management & Development — 0.7%
CBRE Group Inc., Class A(a)	46,990	3,902,049
Opendoor Technologies Inc.(a)(b)	117,373	820,437
Zillow Group Inc., Class A(a)(b)	11,061	427,508
Zillow Group Inc., Class C, NVS(a)(b)	50,174	1,997,929

		7,147,923

Road & Rail — 1.9%
AMERCO	1,781	953,690
Avis Budget Group Inc.(a)	6,006	1,607,626
JB Hunt Transport Services Inc.	25,369	4,334,294
Knight-Swift Transportation Holdings Inc.	21,076	1,009,330
Lyft Inc., Class A(a)	90,191	2,940,226
Old Dominion Freight Line Inc.	28,113	7,875,013
Saia Inc.(a)	7,935	1,634,293
XPO Logistics Inc.(a)	9,283	499,332

		20,853,804

Semiconductors & Semiconductor Equipment — 4.2%
Enphase Energy Inc.(a)	40,421	6,523,949
Entegris Inc.(b)	40,910	4,556,965
First Solar Inc.(a)	12,961	946,542
Lattice Semiconductor Corp.(a)	41,327	1,985,349
MKS Instruments Inc.	9,752	1,111,533
Monolithic Power Systems Inc.	13,075	5,128,538
ON Semiconductor Corp.(a)	130,020	6,775,342
Qorvo Inc.(a)	19,030	2,165,233
Skyworks Solutions Inc.	35,187	3,986,687
SolarEdge Technologies Inc.(a)	15,851	3,969,249
Teradyne Inc.	49,200	5,188,632
Universal Display Corp.	13,099	1,673,135
Wolfspeed Inc.(a)(b)	15,519	1,423,248

		45,434,402

Software — 9.9%
Anaplan Inc.(a)	44,492	2,891,535
ANSYS Inc.(a)	26,332	7,259,469
AppLovin Corp., Class A(a)(b)	10,649	406,259
Asana Inc., Class A(a)	25,015	670,402
Aspen Technology Inc.(a)(b)	20,133	3,191,886
Avalara Inc.(a)	26,229	1,995,240
Bentley Systems Inc., Class B	55,459	2,350,907
Bill.com Holdings Inc.(a)(b)	27,822	4,749,494
Black Knight Inc.(a)	27,020	1,777,646
Ceridian HCM Holding Inc.(a)	41,217	2,313,510
Citrix Systems Inc.	13,634	1,364,763
Coupa Software Inc.(a)	22,500	1,941,750
Datadog Inc., Class A(a)	77,622	9,375,185

Security	Shares	Value

Software (continued)
Digital Turbine Inc.(a)(b)	26,705	$845,213
Dropbox Inc., Class A(a)	85,263	1,854,470
Dynatrace Inc.(a)	59,592	2,285,949
Elastic NV(a)	21,958	1,671,882
Fair Isaac Corp.(a)	7,931	2,962,308
Five9 Inc.(a)	20,550	2,262,555
Guidewire Software Inc.(a)(b)	11,464	996,680
HubSpot Inc.(a)	13,547	5,140,138
Manhattan Associates Inc.(a)	19,098	2,493,244
Paycom Software Inc.(a)	14,534	4,090,885
Paylocity Holding Corp.(a)	11,994	2,274,422
Pegasystems Inc.	12,271	939,836
PTC Inc.(a)	31,781	3,629,708
RingCentral Inc., Class A(a)(b)	24,734	2,098,680
Smartsheet Inc., Class A(a)	38,329	1,852,441
Splunk Inc.(a)	47,922	5,847,442
Trade Desk Inc. (The), Class A(a)(b)	131,603	7,754,049
Tyler Technologies Inc.(a)	12,371	4,882,957
UiPath Inc., Class A(a)	80,038	1,427,078
Unity Software Inc.(a)(b)	49,490	3,286,631
VMware Inc., Class A	39,844	4,304,746
Zendesk Inc.(a)	36,694	4,478,136

		107,667,496

Specialty Retail — 3.6%
Advance Auto Parts Inc.	8,044	1,605,824
AutoZone Inc.(a)	2,646	5,174,174
Bath & Body Works Inc.	50,897	2,691,942
Burlington Stores Inc.(a)	20,165	4,104,787
CarMax Inc.(a)	28,620	2,455,023
Carvana Co., Class A(a)	29,982	1,737,757
Five Below Inc.(a)(b)	16,908	2,656,247
Floor & Decor Holdings Inc., Class A(a)(b)	31,806	2,535,574
GameStop Corp., Class A(a)(b)	7,680	960,538
Lithia Motors Inc.	4,751	1,345,151
RH(a)	5,262	1,768,663
Tractor Supply Co.	21,193	4,269,330
Ulta Beauty, Inc.(a)	16,335	6,481,728
Williams-Sonoma Inc.	9,458	1,234,080

		39,020,818

Technology Hardware, Storage & Peripherals — 0.2%
NetApp Inc.	28,517	2,088,870

Textiles, Apparel & Luxury Goods — 0.9%
Capri Holdings Ltd.(a)	15,952	760,910
Crocs Inc.(a)	17,834	1,184,713
Deckers Outdoor Corp.(a)	8,208	2,181,276
Under Armour Inc., Class A(a)	19,336	297,001
Under Armour Inc., Class C, NVS(a)	22,048	312,861
VF Corp.	97,415	5,065,580

		9,802,341

Trading Companies & Distributors — 1.4%
Fastenal Co.	86,847	4,803,508
SiteOne Landscape Supply Inc.(a)(b)	13,511	1,905,456
United Rentals Inc.(a)	12,556	3,974,225
Watsco Inc.	5,462	1,457,152
WW Grainger Inc.	6,526	3,263,196

		15,403,537

Water Utilities — 0.6%
American Water Works Co. Inc.	28,726	4,426,102

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Water Utilities (continued)
Essential Utilities Inc.	37,338	$1,671,249

		6,097,351

Total Common Stocks — 99.8% (Cost: $1,205,409,531)		1,085,765,069

Short-Term Investments

Money Market Funds — 7.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	76,809,658	76,809,658
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	1,250,000	1,250,000

		78,059,658

Total Short-Term Investments — 7.2% (Cost: $78,040,508)		78,059,658

Total Investments in Securities — 107.0% (Cost: $1,283,450,039)		1,163,824,727

Other Assets, Less Liabilities — (7.0)%		(76,543,236)

Net Assets — 100.0%		$1,087,281,491

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$70,250,412	$6,593,381	(a)	$—		$(39,335)	$5,200	$76,809,658	76,809,658	$138,952	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,690,000	—		(1,440,000	)(a)	—	—	1,250,000	1,250,000	860		—

						$(39,335)	$5,200	$78,059,658		$139,812		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Technology Select Sector Index	3	06/17/22	$427	$(15,097)
Russell 2000 E-Mini Index	9	06/17/22	838	(61,734)

				$(76,831)

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Mid-Cap Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$76,831

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(68,643)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(129,761)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,558,170

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,085,765,069	$—	$—	$1,085,765,069
Money Market Funds	78,059,658	—	—	78,059,658

	$1,163,824,727	$—	$—	$1,163,824,727

Derivative financial instruments(a)
Liabilities

Futures Contracts	$(76,831)	$—	$—	$(76,831)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
Huntington Ingalls Industries Inc.	2,522	$536,530
Textron Inc.	7,434	514,805
Woodward Inc.	2,478	273,769

		1,325,104

Air Freight & Logistics — 0.4%
CH Robinson Worldwide Inc.	9,078	963,630
Expeditors International of Washington Inc.	7,808	773,538
GXO Logistics Inc.(a)(b)	3,714	219,832

		1,957,000

Airlines — 1.8%
American Airlines Group Inc.(a)	69,764	1,309,470
Delta Air Lines Inc.(a)	68,933	2,966,187
Southwest Airlines Co.(a)	63,798	2,980,643
United Airlines Holdings Inc.(a)	34,877	1,761,288

		9,017,588

Auto Components — 0.5%
Autoliv Inc.	8,477	624,585
BorgWarner Inc.	25,825	951,135
Gentex Corp.	13,513	396,607
Lear Corp.	2,912	372,561

		2,344,888

Banks — 4.5%
Citizens Financial Group Inc.	53,298	2,099,941
Comerica Inc.	14,075	1,152,743
Commerce Bancshares Inc.	11,903	813,808
Cullen/Frost Bankers Inc.	6,138	811,996
East West Bancorp. Inc.	15,283	1,089,678
Fifth Third Bancorp.	73,644	2,763,859
First Horizon Corp.	57,516	1,287,208
First Republic Bank/CA	5,534	825,784
Huntington Bancshares Inc./OH	154,853	2,036,317
KeyCorp.	100,043	1,931,830
M&T Bank Corp.	19,301	3,216,319
Regions Financial Corp.	53,002	1,098,201
Signature Bank/New York NY	2,717	658,193
SVB Financial Group(a)	2,318	1,130,350
Western Alliance Bancorp.	5,427	413,049
Zions Bancorp. NA	16,332	922,921

		22,252,197

Beverages — 0.2%
Molson Coors Beverage Co., Class B	20,291	1,098,555

Biotechnology — 0.2%
Mirati Therapeutics Inc.(a)	1,912	118,142
Novavax Inc.(a)(b)	4,436	199,931
United Therapeutics Corp.(a)	4,851	861,344

		1,179,417

Building Products — 1.0%
A O Smith Corp.	6,167	360,338
Allegion PLC	4,602	525,733
Builders FirstSource Inc.(a)	20,625	1,269,881
Carlisle Companies Inc.	2,176	564,367
Fortune Brands Home & Security Inc.	7,339	522,904
Lennox International Inc.	1,434	305,714
Masco Corp.	12,404	653,567
Owens Corning	6,080	552,854

		4,755,358

Security	Shares	Value

Capital Markets — 2.4%
Ameriprise Financial Inc.	11,944	$3,171,013
Franklin Resources Inc.	30,286	744,733
Invesco Ltd.	36,759	675,630
Jefferies Financial Group Inc.	20,784	639,316
Nasdaq Inc.	4,549	715,876
Northern Trust Corp.	22,378	2,306,053
Raymond James Financial Inc.	9,031	880,161
SEI Investments Co.	5,945	331,255
State Street Corp.	39,419	2,639,891

		12,103,928

Chemicals — 5.0%
Axalta Coating Systems Ltd.(a)	10,903	276,609
Celanese Corp.	5,419	796,268
CF Industries Holdings Inc.	23,100	2,236,773
Corteva Inc.	37,835	2,182,701
DuPont de Nemours Inc.	55,244	3,642,237
Eastman Chemical Co.	13,895	1,426,600
FMC Corp.	13,652	1,809,436
International Flavors & Fragrances Inc.	27,417	3,325,682
LyondellBasell Industries NV, Class A	28,316	3,002,345
Mosaic Co. (The)	39,896	2,490,308
Olin Corp.	7,429	426,425
PPG Industries Inc.	14,601	1,868,782
RPM International Inc.	9,536	790,534
Scotts Miracle-Gro Co. (The)	2,243	233,115
Westlake Corp.	1,572	198,937

		24,706,752

Commercial Services & Supplies — 0.4%
IAA Inc.(a)	5,460	200,109
Republic Services Inc.	11,819	1,586,937

		1,787,046

Communications Equipment — 0.8%
Ciena Corp.(a)	9,537	526,156
F5 Inc.(a)	3,524	589,953
Juniper Networks Inc.	35,025	1,103,988
Motorola Solutions Inc.	8,658	1,850,128

		4,070,225

Construction & Engineering — 0.3%
AECOM	7,228	510,008
Quanta Services Inc.	8,169	947,440

		1,457,448

Construction Materials — 0.2%
Martin Marietta Materials Inc.	2,412	854,379

Consumer Finance — 1.0%
Ally Financial Inc.	19,720	788,011
Credit Acceptance Corp.(a)(b)	288	147,600
Discover Financial Services	17,848	2,007,186
Synchrony Financial	56,145	2,066,698

		5,009,495

Containers & Packaging — 2.4%
Amcor PLC	163,037	1,933,619
AptarGroup Inc.	4,246	487,568
Avery Dennison Corp.	2,736	494,122
Ball Corp.	10,899	884,563
Berry Global Group Inc.(a)	14,572	821,132
Crown Holdings Inc.	13,586	1,495,003
International Paper Co.	41,711	1,930,385
Packaging Corp. of America	10,232	1,649,092

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging (continued)
Sealed Air Corp.	15,957	$1,024,599
Westrock Co.	28,349	1,404,126

		12,124,209

Distributors — 0.5%
Genuine Parts Co.	15,340	1,994,967
LKQ Corp.	13,873	688,517

		2,683,484

Diversified Consumer Services — 0.1%
Service Corp. International	9,476	621,720

Diversified Financial Services — 0.4%
Apollo Global Management Inc.	11,551	574,778
Equitable Holdings Inc.	40,544	1,168,884
Voya Financial Inc.	6,382	402,959

		2,146,621

Diversified Telecommunication Services — 0.2%
Lumen Technologies Inc.	99,252	998,475

Electric Utilities — 5.0%
Alliant Energy Corp.	26,966	1,585,871
Avangrid Inc.	7,529	333,911
Edison International	40,919	2,814,818
Entergy Corp.	21,648	2,572,865
Evergy Inc.	24,698	1,675,759
Eversource Energy	37,029	3,236,335
FirstEnergy Corp.	61,413	2,659,797
NRG Energy Inc.	14,997	538,392
PG&E Corp.(a)(b)	162,516	2,055,827
Pinnacle West Capital Corp.	12,151	865,151
PPL Corp.	80,857	2,289,062
Xcel Energy Inc.	58,018	4,250,399

		24,878,187

Electrical Equipment — 1.1%
AMETEK Inc.	11,151	1,407,925
Hubbell Inc.	3,815	745,298
Plug Power Inc.(a)(b)	22,335	469,482
Regal Rexnord Corp.	7,298	928,598
Rockwell Automation Inc.	4,067	1,027,609
Sensata Technologies Holding PLC(a)	16,978	770,971
Sunrun Inc.(a)(b)	7,381	147,472

		5,497,355

Electronic Equipment, Instruments & Components — 1.0%
Arrow Electronics Inc.(a)	7,332	864,149
CDW Corp./DE	5,682	927,189
Corning Inc.	43,533	1,531,926
Flex Ltd.(a)(b)	49,985	824,253
Jabil Inc.	15,453	892,102

		5,039,619

Energy Equipment & Services — 0.6%
Baker Hughes Co.	51,359	1,593,156
Halliburton Co.	43,085	1,534,688

		3,127,844

Entertainment — 1.5%
AMC Entertainment Holdings Inc., Class A(a)(b)	31,623	483,832
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	854	49,037
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	7,675	478,383
Live Nation Entertainment Inc.(a)	10,048	1,053,834
Playtika Holding Corp.(a)	5,102	89,693
Take-Two Interactive Software Inc.(a)(b)	3,529	421,751

Security	Shares	Value

Entertainment (continued)
Warner Bros. Discovery Inc.(a)	238,006	$4,319,809
Zynga Inc., Class A(a)	56,934	470,844

		7,367,183

Equity Real Estate Investment Trusts (REITs) — 8.8%
Alexandria Real Estate Equities Inc.	6,833	1,244,699
American Homes 4 Rent, Class A	11,676	462,486
Americold Realty Trust	16,847	444,424
Apartment Income REIT Corp.	16,909	831,416
AvalonBay Communities Inc.	10,128	2,303,917
Boston Properties Inc.	15,310	1,800,456
Camden Property Trust	6,246	979,935
CubeSmart	9,752	463,318
Equity LifeStyle Properties Inc.	7,014	542,042
Equity Residential	24,110	1,964,965
Essex Property Trust Inc.	4,474	1,473,154
Extra Space Storage Inc.	5,702	1,083,380
Federal Realty Investment Trust	4,105	480,531
Gaming and Leisure Properties Inc.	25,295	1,122,592
Healthpeak Properties Inc.	39,702	1,302,623
Host Hotels & Resorts Inc.	49,919	1,015,852
Iron Mountain Inc.	31,187	1,675,678
Kilroy Realty Corp.	5,067	354,690
Kimco Realty Corp.	66,418	1,682,368
Lamar Advertising Co., Class A	6,184	682,775
Life Storage Inc.	3,512	465,305
Medical Properties Trust Inc.	64,280	1,182,109
Mid-America Apartment Communities Inc.	6,484	1,275,273
National Retail Properties Inc.	18,918	829,365
Realty Income Corp.	39,585	2,745,616
Regency Centers Corp.	10,533	724,986
STORE Capital Corp.	18,339	521,378
UDR Inc.	18,222	969,593
Ventas Inc.	42,993	2,388,261
VICI Properties Inc.	90,680	2,703,171
Vornado Realty Trust	11,234	434,868
Welltower Inc.	31,062	2,820,740
Weyerhaeuser Co.	80,488	3,317,715
WP Carey Inc.	20,530	1,658,208

		43,947,889

Food & Staples Retailing — 2.0%
Albertsons Companies Inc., Class A	10,919	341,546
Kroger Co. (The)	72,065	3,888,627
Sysco Corp.	54,654	4,671,824
U.S. Foods Holding Corp.(a)	23,996	902,730

		9,804,727

Food Products — 5.5%
Archer-Daniels-Midland Co.	60,268	5,397,602
Bunge Ltd.	15,134	1,711,958
Campbell Soup Co.	21,775	1,028,216
Conagra Brands Inc.	51,666	1,804,693
Darling Ingredients Inc.(a)	9,748	715,406
General Mills Inc.	64,970	4,595,328
Hershey Co. (The)	7,391	1,668,666
Hormel Foods Corp.	30,388	1,592,027
JM Smucker Co. (The)	11,671	1,598,110
Kellogg Co.	27,556	1,887,586
Lamb Weston Holdings Inc.	8,848	584,853
McCormick & Co. Inc./MD, NVS	16,093	1,618,473

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Tyson Foods Inc., Class A	31,500	$2,934,540

		27,137,458

Gas Utilities — 0.5%
Atmos Energy Corp.	14,587	1,654,166
UGI Corp.	22,593	774,940

		2,429,106

Health Care Equipment & Supplies — 1.0%
Baxter International Inc.	30,611	2,175,218
DENTSPLY SIRONA Inc.	9,746	389,742
Hologic Inc.(a)	10,975	790,090
Zimmer Biomet Holdings Inc.	13,268	1,602,111

		4,957,161

Health Care Providers & Services — 4.5%
AmerisourceBergen Corp.	16,218	2,453,621
Cardinal Health Inc.	29,842	1,732,328
Centene Corp.(a)	62,848	5,062,406
Chemed Corp.	795	390,655
DaVita Inc.(a)	6,630	718,493
Henry Schein Inc.(a)	14,937	1,211,391
Laboratory Corp. of America Holdings(a)	10,027	2,409,288
McKesson Corp.	16,134	4,995,248
Molina Healthcare Inc.(a)	2,640	827,508
Quest Diagnostics Inc.	12,818	1,715,561
Universal Health Services Inc., Class B	7,875	964,924

		22,481,423

Health Care Technology — 0.4%
Cerner Corp.	18,266	1,710,428
Teladoc Health Inc.(a)(b)	10,600	357,856

		2,068,284

Hotels, Restaurants & Leisure — 2.7%
Aramark	27,658	1,002,603
Carnival Corp.(a)	87,115	1,507,090
Darden Restaurants Inc.	9,327	1,228,646
Expedia Group Inc.(a)	16,182	2,827,804
Las Vegas Sands Corp.(a)	37,028	1,311,902
MGM Resorts International(b)	24,987	1,025,466
Norwegian Cruise Line Holdings Ltd.(a)(b)	44,903	899,407
Royal Caribbean Cruises Ltd.(a)	24,152	1,877,335
Wynn Resorts Ltd.(a)	11,335	798,891
Yum! Brands Inc.	9,440	1,104,574

		13,583,718

Household Durables — 1.9%
DR Horton Inc.	15,959	1,110,587
Garmin Ltd.	7,357	807,357
Lennar Corp., Class A	28,152	2,153,346
Lennar Corp., Class B	1,667	108,688
Mohawk Industries Inc.(a)(b)	5,909	833,524
Newell Brands Inc.	40,779	944,034
NVR Inc.(a)	162	708,946
PulteGroup Inc.	26,782	1,118,416
Toll Brothers Inc.	12,042	558,388
Whirlpool Corp.	6,354	1,153,378

		9,496,664

Household Products — 0.6%
Church & Dwight Co. Inc.	12,929	1,261,353
Clorox Co. (The)	13,255	1,901,695

		3,163,048

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.6%
AES Corp. (The)	71,810	$1,466,360
Vistra Corp.	51,982	1,300,590

		2,766,950

Insurance — 5.9%
Aflac Inc.	64,620	3,701,434
Alleghany Corp.(a)	724	605,626
Allstate Corp. (The)	30,222	3,824,292
American Financial Group Inc./OH	7,132	987,639
Arch Capital Group Ltd.(a)	21,210	968,661
Arthur J Gallagher & Co.	8,091	1,363,252
Assurant Inc.	6,138	1,116,379
Cincinnati Financial Corp.	7,080	868,433
Erie Indemnity Co., Class A, NVS	1,236	198,106
Everest Re Group Ltd.	2,263	621,669
Fidelity National Financial Inc.	30,645	1,220,284
First American Financial Corp.	6,831	398,316
Globe Life Inc.	10,006	981,388
Hartford Financial Services Group Inc. (The)	36,071	2,522,445
Lincoln National Corp.	17,940	1,079,091
Loews Corp.	21,119	1,327,118
Markel Corp.(a)	1,468	1,986,615
Old Republic International Corp.	30,753	676,873
Principal Financial Group Inc.	26,167	1,783,019
Reinsurance Group of America Inc.	7,234	776,353
W R Berkley Corp.	8,285	550,870
Willis Towers Watson PLC	7,244	1,556,446

		29,114,309

Interactive Media & Services — 0.1%
IAC/InterActiveCorp.(a)(b)	4,172	345,775

IT Services — 1.3%
Akamai Technologies Inc.(a)(b)	10,149	1,139,530
Broadridge Financial Solutions Inc.	3,918	564,701
Concentrix Corp.	1,468	231,181
DXC Technology Co.(a)	26,332	755,728
FleetCor Technologies Inc.(a)	4,430	1,105,374
Genpact Ltd.	8,554	344,470
Jack Henry & Associates Inc.	3,613	684,952
SS&C Technologies Holdings Inc.	13,910	899,421
Western Union Co. (The)	42,394	710,523

		6,435,880

Leisure Products — 0.3%
Brunswick Corp./DE	4,339	328,072
Hasbro Inc.	6,032	531,178
Mattel Inc.(a)	25,438	618,397

		1,477,647

Life Sciences Tools & Services — 0.3%
PerkinElmer Inc.	7,616	1,116,582
Syneos Health Inc., Class A(a)	6,584	481,224

		1,597,806

Machinery — 3.8%
AGCO Corp.	3,413	434,816
Cummins Inc.	15,340	2,902,175
Donaldson Co. Inc.	7,682	376,725
Dover Corp.	6,887	918,037
Fortive Corp.	16,443	945,472
Ingersoll Rand Inc.	14,485	636,761
ITT Inc.	2,875	201,882
Lincoln Electric Holdings Inc.	3,251	438,007

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Middleby Corp. (The)(a)	2,780	$427,814
Oshkosh Corp.	7,161	661,963
Otis Worldwide Corp.	23,189	1,689,087
PACCAR Inc.	21,596	1,793,548
Parker-Hannifin Corp.	8,521	2,307,657
Pentair PLC	6,331	321,298
Snap-on Inc.	5,755	1,222,880
Stanley Black & Decker Inc.	11,779	1,415,247
Toro Co. (The)	3,951	316,594
Westinghouse Air Brake Technologies Corp.	20,123	1,809,259

		18,819,222

Media — 2.0%
Cable One Inc.	217	253,065
DISH Network Corp., Class A(a)	26,895	766,776
Fox Corp., Class A, NVS	34,014	1,219,062
Fox Corp., Class B	15,684	521,336
Interpublic Group of Companies Inc. (The)	42,395	1,382,925
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	3,748	156,779
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	7,474	313,011
News Corp., Class A, NVS	42,100	836,106
News Corp., Class B	12,919	257,217
Omnicom Group Inc.	22,510	1,713,686
Paramount Global, Class A	1,030	32,497
Paramount Global, Class B, NVS	65,346	1,902,876
Sirius XM Holdings Inc.(b)	59,709	358,254

		9,713,590

Metals & Mining — 1.6%
Alcoa Corp.	19,830	1,344,474
Cleveland-Cliffs Inc.(a)	51,496	1,312,633
Nucor Corp.	15,191	2,351,263
Reliance Steel & Aluminum Co.	6,749	1,337,989
Steel Dynamics Inc.	20,305	1,741,154

		8,087,513

Mortgage Real Estate Investment — 0.5%
AGNC Investment Corp.	56,244	617,559
Annaly Capital Management Inc.	157,223	1,009,372
Starwood Property Trust Inc.	32,809	750,670

		2,377,601

Multi-Utilities — 4.3%
Ameren Corp.	27,745	2,577,510
CenterPoint Energy Inc.	67,732	2,073,276
CMS Energy Corp.	31,210	2,143,815
Consolidated Edison Inc.	38,100	3,533,394
DTE Energy Co.	20,868	2,734,543
NiSource Inc.	42,297	1,231,689
Public Service Enterprise Group Inc.	54,464	3,793,962
WEC Energy Group Inc.	33,973	3,398,999

		21,487,188

Multiline Retail — 1.1%
Dollar Tree Inc.(a)	24,230	3,936,163
Kohl’s Corp.	14,987	867,448
Macy’s Inc.	32,230	778,999

		5,582,610

Oil, Gas & Consumable Fuels — 7.8%
APA Corp.	39,128	1,601,509
Continental Resources Inc./OK	6,326	351,536
Coterra Energy Inc.	87,628	2,522,810
Devon Energy Corp.	67,813	3,944,682

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Diamondback Energy Inc.	18,342	$2,315,311
Hess Corp.	16,737	1,725,083
Kinder Morgan Inc.	210,031	3,812,063
Marathon Oil Corp.	83,853	2,089,617
Occidental Petroleum Corp.	55,860	3,077,327
ONEOK Inc.	48,030	3,041,740
Ovintiv Inc.	28,120	1,439,463
Phillips 66	50,390	4,371,836
Targa Resources Corp.	11,034	810,006
Valero Energy Corp.	29,488	3,287,322
Williams Companies Inc. (The)	130,866	4,487,395

		38,877,700

Pharmaceuticals — 1.0%
Jazz Pharmaceuticals PLC(a)	6,620	1,060,656
Organon & Co.	27,308	882,868
Royalty Pharma PLC, Class A	38,396	1,634,902
Viatris Inc.	130,259	1,345,575

		4,924,001

Professional Services — 1.1%
Booz Allen Hamilton Holding Corp.	9,331	761,690
Clarivate PLC(a)	17,565	275,419
Dun & Bradstreet Holdings Inc.(a)	10,780	170,216
Jacobs Engineering Group Inc.	8,504	1,178,229
Leidos Holdings Inc.	15,116	1,564,657
Nielsen Holdings PLC	38,645	1,036,073
Robert Half International Inc.	3,893	382,721

		5,369,005

Real Estate Management & Development — 0.6%
CBRE Group Inc., Class A(a)	19,292	1,602,008
Jones Lang LaSalle Inc.(a)(b)	5,435	1,188,797

		2,790,805

Road & Rail — 0.3%
AMERCO	424	227,044
Avis Budget Group Inc.(a)	2,168	580,309
Knight-Swift Transportation Holdings Inc.	10,397	497,912
XPO Logistics Inc.(a)	7,299	392,613

		1,697,878

Semiconductors & Semiconductor Equipment — 0.5%
First Solar Inc.(a)	6,056	442,270
MKS Instruments Inc.	2,516	286,774
Qorvo Inc.(a)	4,877	554,905
Skyworks Solutions Inc.	5,103	578,170
Wolfspeed Inc.(a)	7,760	711,669

		2,573,788

Software — 0.8%
Black Knight Inc.(a)	7,107	467,570
Citrix Systems Inc.	8,590	859,859
Guidewire Software Inc.(a)(b)	4,879	424,180
NortonLifeLock Inc.	62,671	1,569,282
VMware Inc., Class A	7,513	811,704

		4,132,595

Specialty Retail — 2.0%
Advance Auto Parts Inc.	3,843	767,178
AutoNation Inc.(a)(b)	4,307	499,224
AutoZone Inc.(a)	1,279	2,501,046
Bath & Body Works Inc.	9,570	506,157
Best Buy Co. Inc.	23,320	2,097,167
CarMax Inc.(a)(b)	7,215	618,903

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
GameStop Corp., Class A(a)(b)	3,896	$487,273
Gap Inc. (The)	22,766	282,754
Lithia Motors Inc.	1,561	441,966
Penske Automotive Group Inc.	3,298	345,696
Tractor Supply Co.	4,695	945,808
Williams-Sonoma Inc.	4,468	582,985

		10,076,157

Technology Hardware, Storage & Peripherals — 2.5%
Dell Technologies Inc., Class C	31,234	1,468,310
Hewlett Packard Enterprise Co.	139,311	2,146,783
HP Inc.	116,616	4,271,644
NetApp Inc.	13,749	1,007,114
Seagate Technology Holdings PLC	21,690	1,779,448
Western Digital Corp.(a)	33,703	1,788,618

		12,461,917

Textiles, Apparel & Luxury Goods — 0.5%
Capri Holdings Ltd.(a)	10,199	486,492
PVH Corp.	7,567	550,726
Tapestry Inc.	28,433	936,015
Under Armour Inc., Class A(a)	13,423	206,177
Under Armour Inc., Class C, NVS(a)(b)	15,307	217,207

		2,396,617

Trading Companies & Distributors — 0.9%
Fastenal Co.	30,995	1,714,334
United Rentals Inc.(a)	3,322	1,051,479
Watsco Inc.	1,606	428,449
WW Grainger Inc.	2,334	1,167,070

		4,361,332

Security	Shares	Value

Water Utilities — 0.4%
American Water Works Co. Inc.	9,310	$1,434,485
Essential Utilities Inc.	11,466	513,218

		1,947,703

Total Common Stocks — 99.9% (Cost: $439,856,812)		496,889,144

Short-Term Investments

Money Market Funds — 2.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	10,213,576	10,213,576
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	865,000	865,000

		11,078,576

Total Short-Term Investments — 2.2% (Cost: $11,076,053)		11,078,576

Total Investments in Securities — 102.1% (Cost: $450,932,865)		507,967,720

Other Assets, Less Liabilities — (2.1)%		(10,476,825)

Net Assets — 100.0%		$497,490,895

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,010,373	$8,205,589	(a)	$—		$(4,909)	$2,523	$10,213,576	10,213,576	$23,653	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	935,000	—		(70,000	)(a)	—	—	865,000	865,000	382		—

						$(4,909)	$2,523	$11,078,576		$24,035		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Mid-Cap Value ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Utilities Select Sector Index	4	06/17/22	$287	$(9,424)
S&P Mid 400 E-Mini Index	1	06/17/22	249	(24,432)

				$(33,856)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$33,856

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(9,832)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(78,284)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,004,080

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$496,889,144	$—	$—	$496,889,144
Money Market Funds	11,078,576	—	—	11,078,576

	$507,967,720	$—	$—	$507,967,720

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(33,856)	$—	$—	$(33,856)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
AAR Corp.(a)	2,013	$94,571
Aerojet Rocketdyne Holdings Inc.(a)	4,448	177,831
Aerovironment Inc.(a)	1,384	111,163
Archer Aviation Inc.(a)	6,724	30,998
Astra Space Inc., Class A(a)(b)	7,446	23,827
Astronics Corp.(a)	1,431	13,866
BWX Technologies Inc.	5,503	285,716
Byrna Technologies Inc.(a)(b)	926	5,482
Curtiss-Wright Corp.	2,331	333,123
Ducommun Inc.(a)	644	32,889
Hexcel Corp.	4,977	270,550
Kaman Corp.	1,649	64,327
Kratos Defense & Security Solutions Inc.(a)	7,404	112,319
Maxar Technologies Inc.(b)	4,336	139,662
Mercury Systems Inc.(a)	3,357	187,287
Momentus Inc.(a)	2,967	8,308
Moog Inc., Class A	1,745	139,373
Parsons Corp.(a)	1,555	57,426
Redwire Corp.(a)	949	5,713
Rocket Lab USA Inc.(a)(b)	8,715	64,317
Spirit AeroSystems Holdings Inc., Class A	6,233	262,035
Triumph Group Inc.(a)	3,831	86,351
Vectrus Inc.(a)	708	25,559
Virgin Galactic Holdings Inc.(a)	10,592	79,334

		2,612,027

Air Freight & Logistics — 0.3%
Air Transport Services Group Inc.(a)	3,432	107,422
Atlas Air Worldwide Holdings Inc.(a)	1,593	109,821
Forward Air Corp.	1,606	155,734
Hub Group Inc., Class A(a)	2,033	136,536

		509,513

Airlines — 0.6%
Alaska Air Group Inc.(a)(b)	7,486	407,163
Allegiant Travel Co.(a)	904	140,292
Blade Air Mobility Inc.(a)	2,917	25,115
Frontier Group Holdings Inc.(a)(b)	1,893	20,085
Hawaiian Holdings Inc.(a)(b)	3,041	51,575
JetBlue Airways Corp.(a)	18,761	206,559
Joby Aviation Inc., Class A(a)(b)	15,662	82,069
SkyWest Inc.(a)	3,044	88,733
Spirit Airlines Inc.(a)	6,428	151,765
Sun Country Airlines Holdings Inc.(a)	1,836	50,508
Wheels Up Experience Inc.(a)	10,381	31,662

		1,255,526

Auto Components — 1.0%
Adient PLC(a)	5,626	192,072
American Axle & Manufacturing Holdings Inc.(a)	6,815	45,115
Cooper-Standard Holdings Inc.(a)	981	4,522
Dana Inc.	8,609	127,499
Dorman Products Inc.(a)	1,688	166,639
Fox Factory Holding Corp.(a)	2,501	204,782
Garrett Motion Inc.(a)(b)	3,400	22,678
Gentherm Inc.(a)	1,984	133,761
Goodyear Tire & Rubber Co. (The)(a)(b)	16,615	221,312
Holley Inc.(a)	2,279	24,021
LCI Industries	1,496	145,591
Luminar Technologies Inc.(a)	13,533	167,403
Modine Manufacturing Co.(a)	3,126	24,695

Security	Shares	Value

Auto Components (continued)
Patrick Industries Inc.	1,345	$83,726
Standard Motor Products Inc.	1,163	49,637
Stoneridge Inc.(a)	1,677	33,054
Tenneco Inc., Class A(a)	4,497	77,214
Visteon Corp.(a)	1,662	174,028
XL Fleet Corp.(a)(b)	5,897	8,256
XPEL Inc.(a)(b)	987	42,708

		1,948,713

Automobiles — 0.4%
Arcimoto Inc.(a)(b)	1,705	5,729
Canoo Inc.(a)(b)	8,567	41,122
Electric Last Mile Solutions Inc.(a)(b)	2,963	2,726
Faraday Future Intelligent Electric Inc.(a)	10,059	25,952
Fisker Inc.(a)(b)	8,388	84,383
Harley-Davidson Inc.	9,138	333,080
Lordstown Motors Corp., Class A(a)(b)	7,202	15,700
Thor Industries Inc.	3,314	253,687
Winnebago Industries Inc.	1,965	104,499
Workhorse Group Inc.(a)(b)	8,592	25,862

		892,740

Banks — 7.9%
1st Source Corp.	1,186	51,318
Allegiance Bancshares Inc.	1,091	44,578
Ameris Bancorp.	4,027	167,926
Associated Banc-Corp.	9,553	190,582
Atlantic Union Bankshares Corp.	4,640	156,739
Banc of California Inc.	3,397	61,282
BancFirst Corp.	1,183	96,710
Bancorp. Inc. (The)(a)	2,833	64,281
Bank of Hawaii Corp.	2,535	188,452
Bank of Marin Bancorp., Class A	1,074	33,573
Bank OZK	7,364	282,925
BankUnited Inc.	4,684	175,837
Banner Corp.	1,557	83,611
Berkshire Hills Bancorp. Inc.	2,558	63,285
BOK Financial Corp.	1,836	152,259
Brookline Bancorp. Inc.	3,486	50,408
Byline Bancorp Inc.	1,534	35,988
Cadence Bank	9,893	247,721
Cathay General Bancorp.	4,790	192,031
Central Pacific Financial Corp.	531	12,840
City Holding Co.	657	50,839
Columbia Banking System Inc.	4,143	116,335
Community Bank System Inc.	3,105	199,962
Community Trust Bancorp. Inc.	1,050	41,801
ConnectOne Bancorp. Inc.	2,294	63,911
Customers Bancorp. Inc.(a)	1,801	75,768
CVB Financial Corp.	7,816	179,924
Dime Community Bancshares Inc.	2,111	66,370
Eagle Bancorp. Inc.	1,806	90,932
Eastern Bankshares Inc.	10,215	195,719
Enterprise Financial Services Corp.	2,387	105,434
FB Financial Corp.	2,266	87,309
First BanCorp./Puerto Rico	10,688	145,464
First Bancorp./Southern Pines NC	2,074	77,692
First Bancshares Inc. (The)	1,478	47,577
First Busey Corp.	3,326	74,735
First Citizens BancShares Inc./NC, Class A	796	508,946
First Commonwealth Financial Corp.	4,054	54,648

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
First Financial Bancorp.	4,193	$85,747
First Financial Bankshares Inc.	7,724	308,806
First Financial Corp./IN	845	36,014
First Foundation Inc.	3,196	71,015
First Hawaiian Inc.	7,816	184,536
First Interstate BancSystem Inc., Class A	4,927	160,226
First Merchants Corp.	3,606	141,319
Flushing Financial Corp.	2,016	43,344
FNB Corp.	21,856	251,781
Fulton Financial Corp.	10,397	157,722
Glacier Bancorp. Inc.	6,514	298,081
Hancock Whitney Corp.	5,256	245,823
Hanmi Financial Corp.	1,167	27,016
HarborOne Bancorp Inc.	3,320	44,455
Heartland Financial USA Inc.	2,632	115,203
Heritage Commerce Corp.	3,982	44,718
Heritage Financial Corp./WA	1,430	34,635
Hilltop Holdings Inc.	3,697	94,237
Home BancShares Inc./AR	9,162	198,082
HomeStreet Inc.	1,070	43,431
Hope Bancorp Inc.	5,422	77,535
Horizon Bancorp Inc./IN	2,482	43,385
Independent Bank Corp.	2,773	213,965
Independent Bank Corp./MI	1,563	30,854
Independent Bank Group Inc.	2,250	152,550
International Bancshares Corp.	3,337	132,779
Lakeland Bancorp. Inc.	4,385	65,907
Lakeland Financial Corp.	1,569	114,255
Live Oak Bancshares Inc.	1,909	80,808
Meta Financial Group Inc.	1,755	76,606
Metropolitan Bank Holding Corp.(a)	630	56,102
Midland States Bancorp. Inc.	1,406	37,062
National Bank Holdings Corp., Class A	1,445	52,757
NBT Bancorp. Inc.	2,022	71,174
Nicolet Bankshares Inc.(a)(b)	748	60,872
Northwest Bancshares Inc.	6,509	82,534
OceanFirst Financial Corp.	3,857	72,242
OFG Bancorp.	2,383	63,340
Old National Bancorp./IN	18,266	276,913
Origin Bancorp Inc.	1,422	53,581
Pacific Premier Bancorp. Inc.	5,451	170,943
PacWest Bancorp.	7,277	239,341
Park National Corp.	913	107,597
Peoples Bancorp. Inc./OH	1,738	47,656
Pinnacle Financial Partners Inc.	4,571	354,481
Popular Inc.	4,788	373,416
Premier Financial Corp.	2,327	61,759
Prosperity Bancshares Inc.	5,649	369,332
QCR Holdings Inc.	1,000	54,290
Renasant Corp.	3,180	94,732
S&T Bancorp. Inc.	2,069	58,470
Sandy Spring Bancorp. Inc.	3,053	119,891
Seacoast Banking Corp. of Florida	3,433	111,572
ServisFirst Bancshares Inc.	2,923	234,775
Silvergate Capital Corp., Class A(a)(b)	1,800	210,528
Simmons First National Corp., Class A	6,638	158,449
South State Corp.	4,614	357,308
Southside Bancshares Inc.	1,959	76,773
Stock Yards Bancorp. Inc.	1,532	80,093
Synovus Financial Corp.	8,796	365,386

Security	Shares	Value

Banks (continued)
Texas Capital Bancshares Inc.(a)	3,043	$156,288
Tompkins Financial Corp.	830	60,590
Towne Bank/Portsmouth VA	4,434	122,245
TriCo Bancshares	1,831	68,754
TriState Capital Holdings Inc.(a)	1,733	52,354
Triumph Bancorp. Inc.(a)	1,404	97,494
Trustmark Corp.	3,772	105,163
UMB Financial Corp.	2,651	239,067
Umpqua Holdings Corp.	13,130	217,170
United Bankshares Inc./WV	8,319	276,690
United Community Banks Inc./GA	5,926	178,610
Univest Financial Corp.	2,011	50,677
Valley National Bancorp.	25,737	308,329
Veritex Holdings Inc.	3,025	99,371
Washington Federal Inc.	4,252	129,388
Washington Trust Bancorp. Inc.	1,232	57,830
Webster Financial Corp.	10,815	540,642
WesBanco Inc.	3,956	127,541
Westamerica Bancorp.	1,491	87,850
Wintrust Financial Corp.	3,451	301,341

		15,861,310

Beverages — 0.3%
Boston Beer Co. Inc. (The), Class A, NVS(a)	556	208,500
Celsius Holdings Inc.(a)	2,283	118,716
Coca-Cola Consolidated Inc.	278	122,737
Duckhorn Portfolio Inc. (The)(a)(b)	1,837	35,675
MGP Ingredients Inc.	753	68,771
National Beverage Corp.	1,414	62,329
Vintage Wine Estates Inc.(a)	1,705	17,613
Zevia PBC, Class A(a)(b)	629	2,164

		636,505

Biotechnology — 4.8%
4D Molecular Therapeutics Inc.(a)	1,433	17,067
89bio Inc.(a)	1,355	2,940
Aadi Bioscience Inc.(a)(b)	1,200	17,520
ACADIA Pharmaceuticals Inc.(a)	6,947	128,103
Acumen Pharmaceuticals Inc.(a)(b)	620	2,393
Adagio Therapeutics Inc.(a)	1,109	3,172
Aerovate Therapeutics Inc.(a)(b)	526	6,707
Agenus Inc.(a)	13,756	25,449
Agios Pharmaceuticals Inc.(a)(b)	3,280	72,062
Akebia Therapeutics Inc.(a)	10,513	4,365
Akero Therapeutics Inc.(a)	1,419	14,885
Alaunos Therapeutics Inc.(a)(b)	13,947	7,411
Albireo Pharma Inc.(a)	1,171	37,261
Aldeyra Therapeutics Inc.(a)	3,147	9,661
Alector Inc.(a)	3,487	33,475
Aligos Therapeutics Inc.(a)	2,632	3,106
Alkermes PLC(a)	9,573	276,181
Allakos Inc.(a)	2,069	7,800
Allogene Therapeutics Inc.(a)	4,418	36,890
Allovir Inc.(a)(b)	1,780	8,099
Altimmune Inc.(a)(b)	2,344	10,595
ALX Oncology Holdings Inc.(a)	1,240	15,847
Amicus Therapeutics Inc.(a)	14,922	105,648
AnaptysBio Inc.(a)	1,168	27,331
Anavex Life Sciences Corp.(a)(b)	4,539	38,990
Anika Therapeutics Inc.(a)	836	17,999
Annexon Inc.(a)	1,555	3,965

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Apellis Pharmaceuticals Inc.(a)	5,299	$230,665
Applied Molecular Transport Inc.(a)	1,005	4,311
Arbutus Biopharma Corp.(a)	5,505	12,827
Arcturus Therapeutics Holdings Inc.(a)	1,271	24,632
Arcus Biosciences Inc.(a)	2,729	66,069
Arcutis Biotherapeutics Inc.(a)(b)	1,704	34,404
Arrowhead Pharmaceuticals Inc.(a)	6,231	256,156
Atara Biotherapeutics Inc.(a)	5,215	33,167
Atossa Therapeutics Inc.(a)(b)	7,833	7,911
Aura Biosciences Inc.(a)	296	5,020
Avid Bioservices Inc.(a)	3,643	49,035
Avidity Biosciences Inc.(a)	2,519	36,022
Avita Medical Inc.(a)(b)	1,545	9,425
Beam Therapeutics Inc.(a)	2,653	99,567
BioAtla Inc.(a)	953	3,316
BioCryst Pharmaceuticals Inc.(a)	10,654	98,976
Bioxcel Therapeutics Inc.(a)(b)	1,164	15,260
Bluebird Bio Inc.(a)(b)	4,087	14,836
Blueprint Medicines Corp.(a)	3,510	204,808
Bolt Biotherapeutics Inc.(a)	1,950	3,042
Brooklyn ImmunoTherapeutics Inc.(a)	1,656	1,739
C4 Therapeutics Inc.(a)	2,203	18,880
CareDx Inc.(a)	3,160	96,190
Caribou Biosciences Inc.(a)	1,200	8,880
Catalyst Pharmaceuticals Inc.(a)(b)	5,785	44,082
Celldex Therapeutics Inc.(a)	2,755	84,165
CEL-SCI Corp.(a)(b)	2,578	7,373
Century Therapeutics Inc.(a)	602	7,236
Cerevel Therapeutics Holdings Inc.(a)	3,350	98,088
ChemoCentryx Inc.(a)	2,962	54,679
Chimerix Inc.(a)	4,347	19,127
Chinook Therapeutics Inc.(a)	2,800	42,364
Clene Inc.(a)	1,328	3,440
Clovis Oncology Inc.(a)	8,191	16,382
Coherus Biosciences Inc.(a)(b)	3,765	34,036
Cortexyme Inc.(a)(b)	1,013	3,708
Crinetics Pharmaceuticals Inc.(a)	2,298	46,695
CRISPR Therapeutics AG(a)(b)	4,190	207,908
Cue Biopharma Inc.(a)	1,807	7,156
Cullinan Oncology Inc.(a)	1,445	14,175
Curis Inc.(a)	4,732	4,324
Cyteir Therapeutics Inc.(a)(b)	1,162	2,615
Cytokinetics Inc.(a)(b)	4,985	198,752
CytomX Therapeutics Inc.(a)	3,706	6,337
Day One Biopharmaceuticals Inc.(a)(b)	604	5,146
Deciphera Pharmaceuticals Inc.(a)(b)	2,516	25,462
Denali Therapeutics Inc.(a)	5,515	131,257
DermTech Inc.(a)(b)	1,495	12,782
Design Therapeutics Inc.(a)	684	8,167
Dynavax Technologies Corp.(a)(b)	6,573	58,040
Dyne Therapeutics Inc.(a)	1,537	12,265
Eagle Pharmaceuticals Inc./DE(a)	681	30,053
Editas Medicine Inc.(a)	4,058	53,728
eFFECTOR Therapeutics Inc.(a)(b)	1,159	3,859
Eliem Therapeutics Inc.(a)(b)	391	1,236
Emergent BioSolutions Inc.(a)	2,856	92,477
Enanta Pharmaceuticals Inc.(a)	1,090	70,196
Enochian Biosciences Inc.(a)	895	6,883
Entrada Therapeutics Inc.(a)(b)	525	3,140
Epizyme Inc.(a)	8,566	5,529

Security	Shares	Value

Biotechnology (continued)
Erasca Inc.(a)(b)	1,133	$8,248
Evelo Biosciences Inc.(a)(b)	1,738	4,293
Exelixis Inc.(a)	18,820	420,439
Fate Therapeutics Inc.(a)(b)	4,819	137,631
FibroGen Inc.(a)	5,177	48,146
Fortress Biotech Inc.(a)	4,805	5,286
G1 Therapeutics Inc.(a)(b)	2,081	10,696
Generation Bio Co.(a)(b)	2,624	16,610
Geron Corp.(a)(b)	18,827	26,546
Global Blood Therapeutics Inc.(a)(b)	3,457	106,130
Gossamer Bio Inc.(a)	3,025	20,903
Graphite Bio Inc.(a)	803	3,228
Greenwich Lifesciences Inc.(a)	237	2,808
Gritstone bio Inc.(a)	3,191	8,265
Halozyme Therapeutics Inc.(a)	8,355	333,364
Heron Therapeutics Inc.(a)	6,181	27,938
Homology Medicines Inc.(a)	2,444	4,057
Humacyte Inc.(a)(b)	3,471	24,575
Humanigen Inc.(a)	2,623	4,931
Icosavax Inc.(a)	722	5,235
Ideaya Biosciences Inc.(a)	1,961	18,806
IGM Biosciences Inc.(a)(b)	985	16,489
Imago Biosciences Inc.(a)	494	8,077
Immuneering Corp., Class A(a)(b)	459	2,281
ImmunityBio Inc.(a)(b)	3,976	14,433
ImmunoGen Inc.(a)	11,841	57,192
Inhibrx Inc.(a)	1,220	19,337
Inmune Bio Inc.(a)	758	5,700
Insmed Inc.(a)	7,000	153,790
Instil Bio Inc.(a)(b)	994	7,028
Intercept Pharmaceuticals Inc.(a)(b)	1,443	22,670
Ionis Pharmaceuticals Inc.(a)(b)	8,365	307,497
Iovance Biotherapeutics Inc.(a)	8,048	121,927
Ironwood Pharmaceuticals Inc.(a)(b)	9,740	116,880
iTeos Therapeutics Inc.(a)	1,211	32,322
IVERIC bio Inc.(a)	6,436	89,139
Janux Therapeutics Inc.(a)	681	6,701
Jasper Therapeutics Inc.(a)(b)	1,537	4,688
Jounce Therapeutics Inc.(a)	2,017	10,690
KalVista Pharmaceuticals Inc.(a)	1,196	15,225
Karuna Therapeutics Inc.(a)	1,304	145,344
Karyopharm Therapeutics Inc.(a)(b)	4,162	25,388
Keros Therapeutics Inc.(a)	776	41,136
Kiniksa Pharmaceuticals Ltd., Class A(a)	1,695	15,814
Kinnate Biopharma Inc.(a)	1,040	7,769
Kodiak Sciences Inc.(a)	1,974	11,883
Kronos Bio Inc.(a)(b)	2,455	11,612
Krystal Biotech Inc.(a)	1,219	73,884
Kura Oncology Inc.(a)	4,002	57,429
Kymera Therapeutics Inc.(a)	2,081	65,239
Lexicon Pharmaceuticals Inc.(a)	4,173	7,553
Ligand Pharmaceuticals Inc.(a)	994	92,303
Lineage Cell Therapeutics Inc.(a)(b)	7,855	9,583
MacroGenics Inc.(a)(b)	3,291	23,531
Madrigal Pharmaceuticals Inc.(a)(b)	728	50,960
MannKind Corp.(a)	14,932	46,737
MeiraGTx Holdings PLC(a)	1,507	15,507
Mersana Therapeutics Inc.(a)	4,125	14,355
MiMedx Group Inc.(a)(b)	5,038	19,900
Mirum Pharmaceuticals Inc.(a)	931	22,139

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Monte Rosa Therapeutics Inc.(a)(b)	695	$7,576
Morphic Holding Inc.(a)	1,544	46,799
Myovant Sciences Ltd.(a)(b)	2,677	24,923
Myriad Genetics Inc.(a)	4,771	97,805
Nkarta Inc.(a)(b)	1,624	29,947
Nurix Therapeutics Inc.(a)	2,391	26,468
Nuvalent Inc., Class A(a)(b)	533	5,485
Ocugen Inc.(a)(b)	11,922	26,109
Olema Pharmaceuticals Inc.(a)	1,765	4,501
Omega Therapeutics Inc.(a)	898	3,062
Organogenesis Holdings Inc., Class A(a)	3,734	24,047
ORIC Pharmaceuticals Inc.(a)	1,887	6,265
Outlook Therapeutics Inc.(a)(b)	7,297	11,310
Oyster Point Pharma Inc.(a)	668	4,262
Passage Bio Inc.(a)	2,174	4,239
PDS Biotechnology Corp.(a)	1,397	7,725
Pieris Pharmaceuticals Inc.(a)	3,661	10,251
PMV Pharmaceuticals Inc.(a)	1,629	23,604
Praxis Precision Medicines Inc.(a)(b)	2,108	17,075
Precigen Inc.(a)	5,589	7,433
Precision BioSciences Inc.(a)	2,868	5,707
Prelude Therapeutics Inc.(a)(b)	759	3,484
Prometheus Biosciences Inc.(a)	650	17,095
Protagonist Therapeutics Inc.(a)	2,650	24,088
Prothena Corp. PLC(a)	2,116	61,703
PTC Therapeutics Inc.(a)	4,178	147,609
Radius Health Inc.(a)	2,927	20,021
Rallybio Corp.(a)	379	3,775
RAPT Therapeutics Inc.(a)	1,178	17,823
Recursion Pharmaceuticals Inc., Class A(a)(b)	1,460	9,052
REGENXBIO Inc.(a)	2,255	62,599
Relay Therapeutics Inc.(a)(b)	4,570	108,903
REVOLUTION Medicines Inc.(a)	3,627	72,431
Rhythm Pharmaceuticals Inc.(a)	2,320	14,523
Rigel Pharmaceuticals Inc.(a)	10,432	24,620
Rocket Pharmaceuticals Inc.(a)	2,676	27,509
Rubius Therapeutics Inc.(a)	2,502	4,153
Sage Therapeutics Inc.(a)	3,090	97,397
Sana Biotechnology Inc.(a)(b)	4,919	37,138
Sangamo Therapeutics Inc.(a)	7,279	30,208
Sarepta Therapeutics Inc.(a)	5,167	373,677
Scholar Rock Holding Corp.(a)	1,568	11,086
Selecta Biosciences Inc.(a)	5,194	3,980
Seres Therapeutics Inc.(a)	3,745	17,714
Shattuck Labs Inc.(a)	1,704	6,543
Silverback Therapeutics Inc.(a)	1,358	4,223
Sorrento Therapeutics Inc.(a)	17,862	26,972
Spero Therapeutics Inc.(a)	1,682	8,175
SpringWorks Therapeutics Inc.(a)	1,559	66,897
Stoke Therapeutics Inc.(a)	1,287	18,584
Surface Oncology Inc.(a)	2,131	4,518
Sutro Biopharma Inc.(a)	2,608	15,674
Syndax Pharmaceuticals Inc.(a)	2,704	45,346
Tango Therapeutics Inc.(a)	3,717	27,357
Taysha Gene Therapies Inc.(a)(b)	1,397	5,113
Tenaya Therapeutics Inc.(a)	735	6,777
TG Therapeutics Inc.(a)(b)	7,897	54,805
Travere Therapeutics Inc.(a)	3,054	76,747
Turning Point Therapeutics Inc.(a)(b)	2,944	86,671
Twist Bioscience Corp.(a)	3,175	91,567

Security	Shares	Value

Biotechnology (continued)
Tyra Biosciences Inc.(a)(b)	624	$4,661
Ultragenyx Pharmaceutical Inc.(a)(b)	4,048	286,153
Vanda Pharmaceuticals Inc.(a)	3,367	33,401
Vaxart Inc.(a)(b)	7,519	26,166
Veracyte Inc.(a)	4,167	85,298
Verastem Inc.(a)	10,082	14,316
Vericel Corp.(a)	2,786	79,401
Verve Therapeutics Inc.(a)	849	12,667
Viking Therapeutics Inc.(a)	4,402	10,477
Vir Biotechnology Inc.(a)	4,387	89,275
VistaGen Therapeutics Inc.(a)	10,701	13,590
Vor BioPharma Inc.(a)(b)	706	4,045
Xencor Inc.(a)	3,492	87,230
Y-mAbs Therapeutics Inc.(a)	2,073	17,413
Zentalis Pharmaceuticals Inc.(a)	2,191	58,105

		9,654,537

Building Products — 1.1%
AAON Inc.	2,468	120,290
American Woodmark Corp.(a)	968	45,351
Apogee Enterprises Inc.	1,480	65,120
Armstrong World Industries Inc.	2,801	237,133
AZEK Co. Inc. (The)(a)(b)	6,577	139,695
Cornerstone Building Brands Inc.(a)	3,239	78,999
Gibraltar Industries Inc.(a)	1,945	73,599
Griffon Corp.	2,825	52,856
Hayward Holdings Inc.(a)(b)	2,489	39,575
Insteel Industries Inc.	1,144	48,528
Janus International Group Inc.(a)	3,405	32,211
JELD-WEN Holding Inc.(a)	5,458	113,472
Masonite International Corp.(a)	1,413	109,536
PGT Innovations Inc.(a)	3,563	63,315
Quanex Building Products Corp.	1,995	38,344
Resideo Technologies Inc.(a)	8,567	192,672
Simpson Manufacturing Co. Inc.	2,583	267,780
Tecnoglass Inc.	1,242	27,734
UFP Industries Inc.	3,683	284,954
View Inc.(a)(b)	3,875	5,967
Zurn Water Solutions Corp.	7,492	233,900

		2,271,031

Capital Markets — 2.0%
Affiliated Managers Group Inc.	2,419	303,754
Artisan Partners Asset Management Inc., Class A	4,007	128,785
Assetmark Financial Holdings Inc.(a)	1,140	21,922
B. Riley Financial Inc.	974	43,986
Bakkt Holdings Inc.(a)(b)	2,187	8,354
BGC Partners Inc., Class A	19,060	69,188
Blucora Inc.(a)	2,983	60,406
Blue Owl Capital Inc.	19,743	235,534
Bridge Investment Group Holdings Inc., Class A	1,437	26,987
BrightSphere Investment Group Inc.	2,146	43,006
Cohen & Steers Inc.	1,480	114,981
Cowen Inc., Class A	1,620	37,017
Donnelley Financial Solutions Inc.(a)	1,728	50,579
Evercore Inc., Class A	2,317	245,023
Federated Hermes Inc.	5,762	164,102
Focus Financial Partners Inc., Class A(a)	3,270	129,001
Freedom Holding Corp./NV(a)(b)	995	46,695
GCM Grosvenor Inc., Class A	2,136	17,622
Hamilton Lane Inc., Class A	2,090	143,332

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Houlihan Lokey Inc.	3,000	$249,870
Interactive Brokers Group Inc., Class A	5,201	309,772
Janus Henderson Group PLC	10,023	305,501
Moelis & Co., Class A	3,612	159,867
Open Lending Corp., Class A(a)	6,170	84,159
Oppenheimer Holdings Inc., Class A, NVS	561	18,075
Perella Weinberg Partners	2,261	17,432
Piper Sandler Cos	850	97,733
PJT Partners Inc., Class A	1,464	96,609
Runway Growth Finance Corp.(b)	415	5,964
Sculptor Capital Management Inc.	1,183	12,374
StepStone Group Inc., Class A	2,904	74,400
Stifel Financial Corp.	6,214	384,336
StoneX Group Inc.(a)	1,022	69,271
Victory Capital Holdings Inc., Class A	1,432	38,650
Virtu Financial Inc., Class A	4,883	141,021
Virtus Investment Partners Inc.	427	75,647
WisdomTree Investments Inc.	6,467	37,703

		4,068,658

Chemicals — 2.4%
AdvanSix Inc.	1,670	74,382
American Vanguard Corp.	1,608	34,411
Amyris Inc.(a)(b)	11,637	39,915
Ashland Global Holdings Inc.	3,142	329,816
Aspen Aerogels Inc.(a)	1,470	31,752
Avient Corp.	5,420	266,881
Balchem Corp.	1,927	237,406
Cabot Corp.	3,376	222,310
Chase Corp.	455	38,384
Chemours Co. (The)	9,526	315,025
Danimer Scientific Inc.(a)(b)	5,003	19,612
Diversey Holdings Ltd.(a)	2,751	21,293
Ecovyst Inc.	3,281	33,007
Element Solutions Inc.	12,918	266,369
FutureFuel Corp.	1,949	18,535
GCP Applied Technologies Inc.(a)	3,205	100,541
Hawkins Inc.	1,127	42,014
HB Fuller Co.	3,133	208,971
Huntsman Corp.	12,324	417,414
Ingevity Corp.(a)	2,312	138,489
Innospec Inc.	1,466	139,724
Intrepid Potash Inc.(a)	574	43,957
Koppers Holdings Inc.	1,258	30,519
Kronos Worldwide Inc.	1,295	19,710
Livent Corp.(a)	9,591	204,864
Loop Industries Inc.(a)	1,374	8,931
Minerals Technologies Inc.	1,966	125,057
NewMarket Corp.	409	132,765
Origin Materials Inc.(a)	6,815	44,229
PureCycle Technologies Inc.(a)	4,699	36,652
Quaker Chemical Corp.	795	129,354
Rayonier Advanced Materials Inc.(a)	3,698	18,971
Schweitzer-Mauduit International Inc.	1,879	47,276
Sensient Technologies Corp.	2,494	210,992
Stepan Co.	1,272	129,884
Tredegar Corp.	1,434	16,419
Trinseo PLC	2,317	109,942
Tronox Holdings PLC, Class A	6,804	117,029
Valvoline Inc.	10,632	321,405

Security	Shares	Value

Chemicals (continued)
Zymergen Inc.(a)(b)	2,150	$3,612

		4,747,819

Commercial Services & Supplies — 1.6%
ABM Industries Inc.	4,018	193,949
ACCO Brands Corp.	5,767	42,272
ACV Auctions Inc., Class A(a)	5,481	73,171
Brady Corp., Class A, NVS	2,894	129,506
BrightView Holdings Inc.(a)	2,854	36,132
Brink’s Co. (The)	2,916	171,898
Casella Waste Systems Inc., Class A(a)	2,980	245,075
Cimpress PLC(a)	1,155	58,339
Clean Harbors Inc.(a)	2,975	312,167
CoreCivic Inc.(a)	7,178	89,223
Deluxe Corp.	2,540	68,783
Driven Brands Holdings Inc.(a)	3,289	91,730
GEO Group Inc. (The)(a)	4,896	31,971
Harsco Corp.(a)	4,755	48,596
Healthcare Services Group Inc.	4,442	75,914
HNI Corp.	2,594	92,450
Interface Inc.	3,591	45,570
KAR Auction Services Inc.(a)	7,234	106,050
Kimball International Inc., Class B	2,276	17,480
Matthews International Corp., Class A	1,893	56,430
MillerKnoll Inc.	4,486	142,341
Montrose Environmental Group Inc.(a)(b)	1,588	72,048
MSA Safety Inc.	2,154	259,966
Shapeways Holdings Inc.(a)	985	1,872
SP Plus Corp.(a)	1,424	40,584
Steelcase Inc., Class A	5,350	62,755
Stericycle Inc.(a)(b)	5,425	272,281
U.S. Ecology Inc.(a)	1,870	89,741
UniFirst Corp./MA	899	154,898
Viad Corp.(a)	1,192	39,038
VSE Corp.	607	26,289

		3,148,519

Communications Equipment — 0.8%
ADTRAN Inc.	2,901	50,448
Aviat Networks Inc.(a)	586	17,521
CalAmp Corp.(a)	2,202	12,045
Calix Inc.(a)	3,275	130,705
Cambium Networks Corp.(a)	664	10,139
Casa Systems Inc.(a)	1,968	9,643
Clearfield Inc.(a)(b)	699	40,703
CommScope Holding Co. Inc.(a)(b)	12,141	73,210
Comtech Telecommunications Corp.	1,634	22,223
Digi International Inc.(a)	2,076	39,278
Extreme Networks Inc.(a)	7,628	73,229
Harmonic Inc.(a)	6,227	51,684
Infinera Corp.(a)	12,457	95,794
Inseego Corp.(a)	4,645	13,238
Lumentum Holdings Inc.(a)(b)	4,291	348,472
NETGEAR Inc.(a)	1,815	39,386
NetScout Systems Inc.(a)	4,415	135,982
Plantronics Inc.(a)	2,570	102,440
Ribbon Communications Inc.(a)	7,084	24,440
Viasat Inc.(a)	4,412	162,406
Viavi Solutions Inc.(a)	13,663	195,928

		1,648,914

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering — 1.6%
Ameresco Inc., Class A(a)(b)	1,821	$91,851
API Group Corp.(a)	12,142	225,356
Arcosa Inc.	2,857	152,935
Argan Inc.	935	34,389
Comfort Systems USA Inc.	2,142	180,828
Construction Partners Inc., Class A(a)(b)	2,439	62,951
Dycom Industries Inc.(a)	1,795	152,413
EMCOR Group Inc.	3,167	337,222
Fluor Corp.(a)	8,388	207,603
Granite Construction Inc.	2,757	81,745
Great Lakes Dredge & Dock Corp.(a)	3,860	53,307
IES Holdings Inc.(a)	536	15,705
Infrastructure and Energy Alternatives Inc.(a)	1,751	16,372
MasTec Inc.(a)(b)	3,502	252,179
MDU Resources Group Inc.	12,109	311,928
MYR Group Inc.(a)	1,021	80,751
NV5 Global Inc.(a)	698	83,620
Primoris Services Corp.	3,172	73,527
Sterling Construction Co. Inc.(a)	1,694	38,776
Tutor Perini Corp.(a)	2,605	24,148
Valmont Industries Inc.	1,261	313,749
WillScot Mobile Mini Holdings Corp.(a)	13,245	464,899

		3,256,254

Construction Materials — 0.2%
Eagle Materials Inc.	2,350	289,802
Summit Materials Inc., Class A(a)(b)	7,030	195,434

		485,236

Consumer Finance — 0.9%
Atlanticus Holdings Corp.(a)	321	13,816
Curo Group Holdings Corp.	1,299	15,250
Encore Capital Group Inc.(a)	1,498	86,599
Enova International Inc.(a)	2,035	76,109
EZCORP Inc., Class A, NVS(a)	3,225	22,575
FirstCash Holdings Inc.	2,381	189,956
Green Dot Corp., Class A(a)	3,126	82,777
Katapult Holdings Inc.(a)	3,394	6,007
LendingClub Corp.(a)(b)	6,071	92,583
LendingTree Inc.(a)(b)	686	54,482
Moneylion Inc.(a)	5,451	11,338
Navient Corp.	9,137	145,187
Nelnet Inc., Class A	1,231	101,028
OneMain Holdings Inc.	6,461	296,754
PRA Group Inc.(a)(b)	2,614	109,866
PROG Holdings Inc.(a)	3,415	90,395
Regional Management Corp.	536	23,075
SLM Corp.	16,636	278,320
Sunlight Financial Holdings Inc.(a)	2,151	8,927
World Acceptance Corp.(a)	250	47,178

		1,752,222

Containers & Packaging — 0.7%
Graphic Packaging Holding Co.	16,798	366,196
Greif Inc., Class A, NVS	1,572	95,389
Myers Industries Inc.	2,246	49,255
O-I Glass Inc.(a)	9,213	124,191
Pactiv Evergreen Inc.	2,637	26,001
Ranpak Holdings Corp.(a)	2,396	36,132
Silgan Holdings Inc.	4,982	221,051
Sonoco Products Co.	5,859	362,731

Security	Shares	Value

Containers & Packaging (continued)
TriMas Corp.	2,535	$74,884

		1,355,830

Distributors — 0.0%
Funko Inc., Class A(a)	1,565	25,494

Diversified Consumer Services — 1.0%
2U Inc.(a)(b)	4,456	44,471
ADT Inc.	8,666	59,362
Adtalem Global Education Inc.(a)	2,999	87,901
American Public Education Inc.(a)	1,101	21,404
Beachbody Co. Inc. (The)(a)	5,696	9,341
Carriage Services Inc.	887	38,043
Coursera Inc.(a)	4,942	92,959
Duolingo Inc, Class A(a)(b)	513	44,359
European Wax Center Inc., Class A	855	23,470
frontdoor Inc.(a)(b)	5,056	156,281
Graham Holdings Co., Class B	235	139,207
Grand Canyon Education Inc.(a)	2,345	225,050
H&R Block Inc.	9,747	254,104
Laureate Education Inc., Class A	8,658	98,095
Mister Car Wash Inc.(a)(b)	2,287	32,933
Nerdy Inc.(a)	3,805	14,155
OneSpaWorld Holdings Ltd.(a)	3,516	35,301
Perdoceo Education Corp.(a)	4,161	46,520
PowerSchool Holdings Inc., Class A(a)	2,424	36,699
Rover Group Inc.(a)	4,810	30,447
Stride Inc.(a)	2,530	99,429
Terminix Global Holdings Inc.(a)	7,206	330,683
Udemy Inc.(a)	890	9,710
Vivint Smart Home Inc.(a)(b)	2,451	12,843
WW International Inc.(a)	3,164	30,976

		1,973,743

Diversified Financial Services — 0.2%
A-Mark Precious Metals Inc.	493	38,848
Cannae Holdings Inc.(a)(b)	4,968	111,283
Compass Diversified Holdings	3,396	74,237
Jackson Financial Inc., Class A	5,566	235,498

		459,866

Diversified Telecommunication Services — 0.6%
Anterix Inc.(a)	1,079	55,935
AST SpaceMobile Inc.(a)(b)	2,332	17,560
Bandwidth Inc., Class A(a)	1,382	30,570
Cogent Communications Holdings Inc.	2,505	146,542
Consolidated Communications Holdings Inc.(a)	4,288	25,514
EchoStar Corp., Class A(a)(b)	2,329	54,382
Frontier Communications Parent Inc.(a)(b)	12,353	325,996
Globalstar Inc.(a)	39,566	45,897
IDT Corp., Class B(a)	1,037	27,460
Iridium Communications Inc.(a)	7,864	280,823
Liberty Latin America Ltd., Class A(a)	2,311	21,354
Liberty Latin America Ltd., Class C, NVS(a)	9,219	85,183
Ooma Inc.(a)	1,264	16,230
Radius Global Infrastructure Inc., Class A(a)	4,204	52,214

		1,185,660

Electric Utilities — 1.0%
ALLETE Inc.	3,330	197,602
Hawaiian Electric Industries Inc.	6,509	267,585
IDACORP Inc.	3,023	317,959
MGE Energy Inc.	2,153	167,654

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
OGE Energy Corp.	11,874	$459,287
Otter Tail Corp.	2,504	145,132
PNM Resources Inc.	5,061	236,146
Portland General Electric Co.	5,327	252,127

		2,043,492

Electrical Equipment — 1.1%
Acuity Brands Inc.	2,081	358,931
Advent Technologies Holdings Inc.(a)(b)	2,137	4,167
American Superconductor Corp.(a)	1,523	8,118
Array Technologies Inc.(a)	7,257	47,388
Atkore Inc.(a)(b)	2,689	258,413
AZZ Inc.	1,459	66,589
Babcock & Wilcox Enterprises Inc.(a)	3,342	25,098
Blink Charging Co.(a)(b)	2,178	41,600
Bloom Energy Corp., Class A(a)	8,758	162,549
Encore Wire Corp.	1,214	136,951
EnerSys	2,435	159,395
Enovix Corp.(a)	5,871	53,074
Eos Energy Enterprises Inc.(a)(b)	2,377	5,039
ESS Tech Inc.(a)	3,533	19,679
Fluence Energy Inc., Class A(a)(b)	1,976	18,120
FREYR Battery SA(a)	4,882	43,840
FTC Solar Inc.(a)(b)	1,304	3,651
FuelCell Energy Inc.(a)	22,068	90,037
GrafTech International Ltd.	11,764	106,817
nVent Electric PLC	9,988	337,395
Romeo Power Inc.(a)(b)	5,595	6,155
Shoals Technologies Group Inc., Class A(a)(b)	6,249	62,365
Stem Inc.(a)(b)	7,885	56,535
TPI Composites Inc.(a)	2,229	25,500
Vicor Corp.(a)	1,285	77,768

		2,175,174

Electronic Equipment, Instruments & Components — 2.7%
908 Devices Inc.(a)(b)	996	17,679
Advanced Energy Industries Inc.	2,238	171,252
Aeva Technologies Inc.(a)(b)	5,453	17,886
AEye Inc.(a)(b)	6,073	31,033
Akoustis Technologies Inc.(a)(b)	3,097	13,751
Alpine 4 Holdings Inc.(a)(b)	8,761	6,810
Arlo Technologies Inc.(a)	5,110	39,551
Avnet Inc.	5,882	256,808
Badger Meter Inc.	1,733	139,836
Belden Inc.	2,689	138,833
Benchmark Electronics Inc.	2,115	50,252
Coherent Inc.(a)	1,475	395,152
CTS Corp.	1,945	68,795
ePlus Inc.(a)	1,599	90,312
Evolv Technologies Holdings Inc.(a)	3,184	6,973
Fabrinet(a)	2,199	215,920
FARO Technologies Inc.(a)	1,098	37,650
Identiv Inc.(a)	1,281	15,615
II-VI Inc.(a)(b)	6,308	386,113
Insight Enterprises Inc.(a)	2,099	208,578
Itron Inc.(a)	2,687	128,385
Kimball Electronics Inc.(a)	1,546	27,581
Knowles Corp.(a)	5,831	107,990
Lightwave Logic Inc.(a)(b)	6,100	69,357
Littelfuse Inc.	1,462	335,163
Methode Electronics Inc.	2,226	99,302

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
MicroVision Inc.(a)(b)	9,766	$31,544
National Instruments Corp.	7,837	283,229
nLight Inc.(a)	2,580	33,927
Novanta Inc.(a)(b)	2,102	270,527
OSI Systems Inc.(a)	997	78,863
Ouster Inc.(a)	4,694	15,537
PAR Technology Corp.(a)(b)	1,488	49,164
PC Connection Inc.	678	33,554
Plexus Corp.(a)	1,662	134,855
Rogers Corp.(a)	1,116	302,123
Sanmina Corp.(a)	3,813	155,914
ScanSource Inc.(a)	1,564	53,551
SmartRent Inc.(a)(b)	5,272	25,622
TD SYNNEX Corp.	2,479	248,123
TTM Technologies Inc.(a)	6,202	86,518
Velodyne Lidar Inc.(a)	5,923	11,135
Vishay Intertechnology Inc.	7,893	147,047
Vontier Corp.	10,026	256,866

		5,294,676

Energy Equipment & Services — 1.4%
Archrock Inc.	8,004	69,715
Bristow Group Inc.(a)	1,436	42,821
Cactus Inc., Class A	3,500	174,755
ChampionX Corp.	11,953	252,208
Core Laboratories NV(b)	2,742	71,292
DMC Global Inc.(a)	1,151	23,008
Dril-Quip Inc.(a)(b)	2,135	61,659
Helix Energy Solutions Group Inc.(a)	8,322	34,203
Helmerich & Payne Inc.	6,294	289,713
Liberty Energy Inc., Class A(a)	6,249	100,859
Nabors Industries Ltd.(a)	467	72,208
Newpark Resources Inc.(a)	5,511	19,233
NexTier Oilfield Solutions Inc.(a)	9,553	105,370
Noble Corp.(a)	3,567	113,894
NOV Inc.	23,305	422,520
Oceaneering International Inc.(a)	5,905	66,904
Oil States International Inc.(a)	3,565	24,099
Patterson-UTI Energy Inc.	12,741	209,462
ProPetro Holding Corp.(a)	5,138	72,651
RPC Inc.(a)	4,165	43,066
Select Energy Services Inc., Class A(a)	3,951	30,660
TETRA Technologies Inc.(a)	7,839	28,848
Transocean Ltd.(a)(b)	35,886	134,931
U.S. Silica Holdings Inc.(a)	4,409	81,919
Valaris Ltd.(a)(b)	3,889	197,367
Weatherford International PLC(a)	3,906	126,086

		2,869,451

Entertainment — 0.5%
Cinedigm Corp., Class A(a)(b)	8,258	5,748
Cinemark Holdings Inc.(a)(b)	6,369	101,012
CuriosityStream Inc.(a)	1,581	3,210
IMAX Corp.(a)	3,012	47,650
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)	2,215	55,619
Lions Gate Entertainment Corp., Class A(a)	3,772	50,884
Lions Gate Entertainment Corp., Class B, NVS(a)	7,191	90,391
Madison Square Garden Entertainment Corp.(a)	1,524	111,633
Madison Square Garden Sports Corp.(a)	1,018	165,028
Marcus Corp. (The)(a)	1,366	21,487
Playstudios Inc.(a)	4,929	28,539

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
Redbox Entertainment Inc., Class A(a)(b)	985	$5,890
Sciplay Corp., Class A(a)	1,494	19,960
Skillz Inc., Class A(a)(b)	15,338	31,443
Warner Music Group Corp., Class A	6,883	204,907
World Wrestling Entertainment Inc., Class A	2,588	151,113

		1,094,514

Equity Real Estate Investment Trusts (REITs) — 7.6%
Acadia Realty Trust	5,310	111,085
Agree Realty Corp.	4,213	286,147
Alexander & Baldwin Inc.	4,358	92,390
Alexander’s Inc.	126	31,269
American Assets Trust Inc.	3,124	114,338
American Campus Communities Inc.	8,285	535,791
Apple Hospitality REIT Inc.	12,616	223,177
Armada Hoffler Properties Inc.	3,986	54,010
Ashford Hospitality Trust Inc.(a)(b)	1,935	13,642
Bluerock Residential Growth REIT Inc., Class A	1,709	45,476
Braemar Hotels & Resorts Inc.	3,348	20,289
Brandywine Realty Trust	10,272	119,874
Brixmor Property Group Inc.	17,677	448,642
CareTrust REIT Inc.	5,838	94,634
CatchMark Timber Trust Inc., Class A	3,007	24,687
Centerspace	903	83,311
Chatham Lodging Trust(a)	2,979	42,778
City Office REIT Inc.	2,581	38,302
Community Healthcare Trust Inc.	1,445	53,205
Corporate Office Properties Trust	6,681	178,316
Cousins Properties Inc.	8,814	316,423
CTO Realty Growth Inc.	383	24,424
DiamondRock Hospitality Co.(a)	12,517	132,931
DigitalBridge Group Inc.(a)	30,471	212,078
Diversified Healthcare Trust	14,465	32,546
Douglas Emmett Inc.	10,418	306,914
EastGroup Properties Inc.	2,411	452,062
Empire State Realty Trust Inc., Class A	8,485	73,310
EPR Properties	4,439	233,136
Equity Commonwealth(a)	6,704	175,578
Essential Properties Realty Trust Inc.	7,172	172,128
Farmland Partners Inc.	1,748	25,731
First Industrial Realty Trust Inc.	7,742	449,036
Four Corners Property Trust Inc.	4,635	127,277
Franklin Street Properties Corp., Class C	5,743	29,634
Getty Realty Corp.	2,294	61,732
Gladstone Commercial Corp.	2,357	49,591
Gladstone Land Corp.(b)	1,874	68,214
Global Medical REIT Inc.	3,568	52,664
Global Net Lease Inc.	6,167	86,523
Healthcare Realty Trust Inc.	8,804	238,412
Healthcare Trust of America Inc., Class A	13,099	398,996
Hersha Hospitality Trust, Class A(a)	2,095	20,489
Highwoods Properties Inc.	6,238	254,760
Hudson Pacific Properties Inc.	9,031	210,242
Independence Realty Trust Inc.	13,120	357,651
Industrial Logistics Properties Trust	3,918	63,315
Innovative Industrial Properties Inc.	1,608	232,501
iStar Inc.	4,105	69,128
JBG SMITH Properties	6,743	177,745
Kite Realty Group Trust	12,987	289,610
LTC Properties Inc.	2,391	78,903
LXP Industrial Trust	16,760	210,338

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Macerich Co. (The)	12,626	$158,456
National Health Investors Inc.	2,745	141,450
National Storage Affiliates Trust	4,834	273,604
Necessity Retail REIT Inc.	7,533	56,272
NETSTREIT Corp.	2,331	50,396
NexPoint Residential Trust Inc.	1,345	119,920
Office Properties Income Trust	2,963	64,060
Omega Healthcare Investors Inc.	14,227	362,504
Outfront Media Inc.	8,659	221,670
Paramount Group Inc.	9,875	93,911
Park Hotels & Resorts Inc.	14,010	276,137
Pebblebrook Hotel Trust	7,750	189,255
Physicians Realty Trust	12,991	222,666
Piedmont Office Realty Trust Inc., Class A	7,460	120,106
Plymouth Industrial REIT Inc.	2,043	49,277
PotlatchDeltic Corp.	4,120	228,207
Preferred Apartment Communities Inc., Class A	3,215	79,989
PS Business Parks Inc.	1,189	222,581
Rayonier Inc.	8,655	373,896
Retail Opportunity Investments Corp.	7,273	135,496
RLJ Lodging Trust	9,883	138,560
RPT Realty	5,147	68,404
Ryman Hospitality Properties Inc.(a)	3,260	304,745
Sabra Health Care REIT Inc.	13,660	159,549
Safehold Inc.(b)	834	35,904
Seritage Growth Properties, Class A(a)(b)	2,201	21,790
Service Properties Trust	9,918	80,534
SITE Centers Corp.	10,655	169,414
SL Green Realty Corp.	3,827	264,905
Spirit Realty Capital Inc.	7,586	329,612
STAG Industrial Inc.	10,480	391,114
Summit Hotel Properties Inc.(a)	6,273	61,915
Sunstone Hotel Investors Inc.(a)	12,950	158,638
Tanger Factory Outlet Centers Inc.	6,254	100,877
Terreno Realty Corp.	4,471	325,265
UMH Properties Inc.	2,768	65,103
Uniti Group Inc.	14,082	174,476
Universal Health Realty Income Trust	783	39,299
Urban Edge Properties	6,665	124,569
Urstadt Biddle Properties Inc., Class A	1,878	32,583
Veris Residential Inc.(a)	4,798	76,816
Washington Real Estate Investment Trust	5,120	123,341
Whitestone REIT	2,829	34,372
Xenia Hotels & Resorts Inc.(a)	6,768	130,555

		15,147,578

Food & Staples Retailing — 1.2%
Andersons Inc. (The)	1,807	90,766
BJ’s Wholesale Club Holdings Inc.(a)(b)	8,082	520,077
Casey’s General Stores Inc.	2,209	444,672
Chefs’ Warehouse Inc. (The)(a)	1,964	71,882
Grocery Outlet Holding Corp.(a)(b)	5,203	175,185
Ingles Markets Inc., Class A	864	80,456
Performance Food Group Co.(a)(b)	9,191	452,657
PriceSmart Inc.	1,408	111,865
Rite Aid Corp.(a)(b)	3,277	20,874
SpartanNash Co.	2,205	75,587
Sprouts Farmers Market Inc.(a)	6,710	199,958
United Natural Foods Inc.(a)	3,441	147,722

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing (continued)
Weis Markets Inc.	1,000	$79,880

		2,471,581

Food Products — 1.6%
AppHarvest Inc.(a)(b)	3,493	14,356
B&G Foods Inc.	3,914	105,404
Benson Hill Inc.(a)	7,880	28,526
Beyond Meat Inc.(a)(b)	3,570	131,662
Calavo Growers Inc.	1,060	38,414
Flowers Foods Inc.	11,825	313,599
Fresh Del Monte Produce Inc.	2,036	53,038
Freshpet Inc.(a)(b)	2,573	240,190
Hain Celestial Group Inc. (The)(a)	5,453	182,894
Hostess Brands Inc.(a)	8,217	186,444
Ingredion Inc.	3,958	336,865
J&J Snack Foods Corp.	890	133,233
John B Sanfilippo & Son Inc.	552	42,857
Lancaster Colony Corp.	1,177	182,647
Mission Produce Inc.(a)	2,203	28,022
Pilgrim’s Pride Corp.(a)(b)	2,881	81,676
Post Holdings Inc.(a)	3,374	250,992
Sanderson Farms Inc.	1,256	237,849
Seaboard Corp.	15	63,375
Simply Good Foods Co. (The)(a)	5,003	208,375
Sovos Brands Inc.(a)	1,502	22,680
Tattooed Chef Inc.(a)(b)	2,682	21,429
Tootsie Roll Industries Inc.	1,053	36,887
TreeHouse Foods Inc.(a)	3,332	104,958
Utz Brands Inc.	3,686	52,046
Vita Coco Co. Inc. (The)(a)(b)	726	7,884
Vital Farms Inc.(a)(b)	1,443	16,594
Whole Earth Brands Inc.(a)	2,287	15,803

		3,138,699

Gas Utilities — 1.0%
Chesapeake Utilities Corp.	1,060	132,680
Macquarie Infrastructure Holdings LLC	4,393	16,474
National Fuel Gas Co.	5,432	380,946
New Jersey Resources Corp.	5,712	246,530
Northwest Natural Holding Co.	1,873	89,586
ONE Gas Inc.	3,183	268,550
South Jersey Industries Inc.	6,682	228,457
Southwest Gas Holdings Inc.(a)	3,922	345,567
Spire Inc.	3,072	223,488

		1,932,278

Health Care Equipment & Supplies — 3.4%
Accuray Inc.(a)	5,564	14,800
Alphatec Holdings Inc.(a)	3,910	42,424
AngioDynamics Inc.(a)	2,324	48,920
Artivion Inc.(a)	2,348	47,641
Asensus Surgical Inc.(a)(b)	13,639	6,183
Aspira Women’s Health Inc.(a)(b)	3,558	2,264
AtriCure Inc.(a)	2,726	141,561
Atrion Corp.	84	52,636
Avanos Medical Inc.(a)	2,873	83,777
Axogen Inc.(a)	2,485	17,991
Axonics Inc.(a)(b)	2,747	142,350
BioLife Solutions Inc.(a)	1,738	22,020
Bioventus Inc., Class A(a)	1,239	14,905
Butterfly Network Inc.(a)	7,805	25,991
Cardiovascular Systems Inc.(a)	2,409	45,048

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Cerus Corp.(a)	10,363	$47,877
ClearPoint Neuro Inc.(a)	957	8,202
CONMED Corp.	1,737	230,952
CryoPort Inc.(a)	2,921	65,898
Cutera Inc.(a)	982	53,332
CVRx Inc.(a)	432	2,691
Eargo Inc.(a)	1,385	5,235
Enovis Corp.(a)(b)	2,669	173,138
Envista Holdings Corp.(a)	9,617	381,026
Establishment Labs Holdings Inc.(a)(b)	1,291	91,351
Figs Inc., Class A(a)(b)	2,127	33,309
Glaukos Corp.(a)	2,773	131,135
Globus Medical Inc., Class A(a)	4,691	310,638
Haemonetics Corp.(a)	3,035	153,783
Heska Corp.(a)	633	69,529
ICU Medical Inc.(a)(b)	1,184	253,364
Inari Medical Inc.(a)	1,914	154,460
Inogen Inc.(a)(b)	1,234	31,196
Integer Holdings Corp.(a)	1,963	147,559
Integra LifeSciences Holdings Corp.(a)	4,308	263,477
Intersect ENT Inc.(a)	1,998	54,685
iRhythm Technologies Inc.(a)	1,744	215,157
Lantheus Holdings Inc.(a)	4,045	268,628
LeMaitre Vascular Inc.	1,140	49,259
LivaNova PLC(a)(b)	3,153	241,709
Meridian Bioscience Inc.(a)	2,636	67,455
Merit Medical Systems Inc.(a)	3,015	186,960
Mesa Laboratories Inc.	310	66,225
Natus Medical Inc.(a)	2,051	68,237
Neogen Corp.(a)	6,407	169,145
Nevro Corp.(a)(b)	2,078	128,192
NuVasive Inc.(a)(b)	3,075	158,178
Omnicell Inc.(a)	2,612	285,152
OraSure Technologies Inc.(a)(b)	4,219	25,905
Ortho Clinical Diagnostics Holdings PLC(a)	6,787	119,519
Orthofix Medical Inc.(a)(b)	1,199	37,169
OrthoPediatrics Corp.(a)	847	38,183
Outset Medical Inc.(a)	2,450	85,456
Owlet Inc.(a)	4,101	15,297
PAVmed Inc.(a)	4,428	5,624
PROCEPT BioRobotics Corp.(a)	406	14,437
Pulmonx Corp.(a)(b)	2,067	49,815
Quidel Corp.(a)(b)	2,265	227,904
Retractable Technologies Inc.(a)(b)	1,157	4,431
RxSight Inc.(a)	451	5,534
SeaSpine Holdings Corp.(a)	1,875	17,456
Senseonics Holdings Inc.(a)(b)	24,282	33,995
Shockwave Medical Inc.(a)	2,091	316,013
SI-BONE Inc.(a)	1,617	32,308
Sientra Inc.(a)(b)	3,491	4,957
Sight Sciences Inc.(a)	585	4,083
Silk Road Medical Inc.(a)(b)	2,077	72,799
SmileDirectClub Inc.(a)	6,317	11,686
STAAR Surgical Co.(a)	2,828	161,451
Stereotaxis Inc.(a)	2,624	6,560
Surmodics Inc.(a)	845	32,668
Tactile Systems Technology Inc.(a)	1,200	20,256
TransMedics Group Inc.(a)	1,655	34,689
Treace Medical Concepts Inc.(a)	735	14,406
Vapotherm Inc.(a)	1,375	6,105

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Varex Imaging Corp.(a)	2,345	$46,548
Vicarious Surgical Inc., Class A, NVS(a)(b)	2,082	10,243
ViewRay Inc.(a)	9,074	24,228
Zynex Inc.(b)	1,219	7,765

		6,763,135

Health Care Providers & Services — 2.9%
1Life Healthcare Inc.(a)(b)	10,142	71,501
23andMe Holding Co., Class A(a)	12,457	37,246
Acadia Healthcare Co. Inc.(a)(b)	5,353	363,362
Accolade Inc.(a)(b)	3,431	19,076
AdaptHealth Corp.(a)(b)	5,675	71,846
Addus HomeCare Corp.(a)	941	79,308
Agiliti Inc.(a)(b)	1,611	31,801
Alignment Healthcare Inc.(a)	1,695	16,289
Amedisys Inc.(a)	1,944	248,152
AMN Healthcare Services Inc.(a)	2,812	274,873
Apollo Medical Holdings Inc.(a)(b)	2,236	81,569
ATI Physical Therapy Inc.(a)	2,902	4,875
Aveanna Healthcare Holdings Inc.(a)	2,463	7,192
Brookdale Senior Living Inc.(a)(b)	11,091	68,542
Cano Health Inc.(a)(b)	10,598	56,169
CareMax Inc.(a)	3,918	25,820
Castle Biosciences Inc.(a)	1,397	31,209
Clover Health Investments Corp.(a)	15,931	42,854
Community Health Systems Inc.(a)	7,353	56,398
CorVel Corp.(a)	552	85,604
Covetrus Inc.(a)	6,152	84,898
Cross Country Healthcare Inc.(a)	2,173	40,722
Encompass Health Corp.	5,900	406,097
Ensign Group Inc. (The)	3,105	249,425
Fulgent Genetics Inc.(a)(b)	1,174	64,429
Hanger Inc.(a)	2,209	36,316
HealthEquity Inc.(a)(b)	4,985	310,665
Hims & Hers Health Inc.(a)	7,383	31,082
Innovage Holding Corp.(a)(b)	1,137	5,219
Invitae Corp.(a)	12,195	64,755
Joint Corp. (The)(a)	853	26,034
LHC Group Inc.(a)	1,881	311,964
LifeStance Health Group Inc.(a)(b)	2,348	15,896
MEDNAX Inc.(a)	5,046	93,452
ModivCare Inc.(a)	731	76,002
National HealthCare Corp.	807	54,924
OPKO Health Inc.(a)	24,409	65,904
Option Care Health Inc.(a)	8,216	245,494
Owens & Minor Inc.	4,494	159,492
Patterson Companies Inc.	5,175	159,235
Pennant Group Inc. (The)(a)	1,602	26,257
PetIQ Inc.(a)	1,624	32,318
Premier Inc., Class A	7,078	256,294
Privia Health Group Inc.(a)	1,576	34,656
Progyny Inc.(a)	4,120	158,414
R1 RCM Inc.(a)	7,906	178,043
RadNet Inc.(a)	2,751	53,645
Select Medical Holdings Corp.	6,291	142,240
Sema4 Holdings Corp.(a)	7,461	16,041
Signify Health Inc., Class A(a)(b)	1,444	19,927
Surgery Partners Inc.(a)(b)	2,105	107,692
Talkspace Inc.(a)	5,350	7,169
Tenet Healthcare Corp.(a)	6,358	461,019
Tivity Health Inc.(a)	2,664	85,594

Security	Shares	Value

Health Care Providers & Services (continued)
U.S. Physical Therapy Inc.	777	$80,629

		5,835,629

Health Care Technology — 0.9%
Allscripts Healthcare Solutions Inc.(a)	7,294	150,694
American Well Corp., Class A(a)	11,449	35,835
Certara Inc.(a)(b)	6,201	113,788
Change Healthcare Inc.(a)	14,972	352,740
Computer Programs & Systems Inc.(a)	886	28,281
Convey Health Solutions Holdings Inc.(a)	778	3,960
Definitive Healthcare Corp.(a)(b)	1,590	37,604
Doximity Inc., Class A(a)(b)	5,525	220,282
Evolent Health Inc., Class A(a)(b)	4,832	132,977
Health Catalyst Inc.(a)	3,032	50,453
HealthStream Inc.(a)	1,514	28,917
Inspire Medical Systems Inc.(a)	1,621	333,537
Multiplan Corp.(a)	14,693	65,090
NextGen Healthcare Inc.(a)	3,324	62,657
OptimizeRx Corp.(a)	1,050	29,516
Phreesia Inc.(a)(b)	3,007	68,800
Schrodinger Inc.(a)	2,777	68,647
Sharecare Inc.(a)	16,956	46,459
Simulations Plus Inc.	948	44,234
Tabula Rasa HealthCare Inc.(a)	1,426	4,806

		1,879,277

Hotels, Restaurants & Leisure — 3.1%
Accel Entertainment Inc.(a)	3,314	39,205
Bally’s Corp.(a)(b)	1,770	52,817
BJ’s Restaurants Inc.(a)	1,409	39,156
Bloomin’ Brands Inc.	4,840	106,432
Boyd Gaming Corp.	4,860	294,419
Brinker International Inc.(a)	2,660	96,638
Century Casinos Inc.(a)	1,549	16,218
Cheesecake Factory Inc. (The)(a)	2,859	105,526
Choice Hotels International Inc.	1,947	273,476
Chuy’s Holdings Inc.(a)(b)	1,145	28,636
Cracker Barrel Old Country Store Inc.	1,405	155,941
Dave & Buster’s Entertainment Inc.(a)	2,312	105,196
Denny’s Corp.(a)	3,834	49,152
Dine Brands Global Inc.	1,029	73,769
Dutch Bros. Inc.(a)(b)	1,435	68,550
El Pollo Loco Holdings Inc.(a)	1,237	13,174
Esports Technologies Inc.(a)	755	2,756
Everi Holdings Inc.(a)	5,395	93,657
F45 Training Holdings Inc.(a)	1,302	11,445
First Watch Restaurant Group Inc.(a)	508	6,604
Full House Resorts Inc.(a)	2,187	19,792
GAN Ltd.(a)	2,404	8,967
Golden Entertainment Inc.(a)	1,199	57,504
Golden Nugget Online Gaming Inc.(a)	2,447	12,259
Hilton Grand Vacations Inc.(a)	5,238	245,295
Hyatt Hotels Corp., Class A(a)	2,990	283,930
Inspired Entertainment Inc.(a)(b)	1,625	15,096
Jack in the Box Inc.	1,254	103,781
Krispy Kreme Inc.(b)	1,816	24,116
Kura Sushi USA Inc., Class A(a)	246	12,344
Life Time Group Holdings Inc.(a)(b)	2,316	33,119
Lindblad Expeditions Holdings Inc.(a)(b)	1,854	28,385
Marriott Vacations Worldwide Corp.	2,529	377,656
Membership Collective Group Inc., Class A(a)	1,796	13,452

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Monarch Casino & Resort Inc.(a)	796	$55,839
Noodles & Co.(a)	2,063	11,491
ONE Group Hospitality Inc. (The)(a)	1,398	13,015
Papa John’s International Inc.	1,919	174,725
Planet Fitness Inc., Class A(a)(b)	4,952	396,309
PlayAGS Inc.(a)	1,760	11,616
Portillo’s Inc., Class A(a)(b)	1,280	26,662
RCI Hospitality Holdings Inc.	479	29,679
Red Robin Gourmet Burgers Inc.(a)(b)	899	11,858
Red Rock Resorts Inc., Class A	3,126	137,419
Rush Street Interactive Inc.(a)	3,119	19,806
Ruth’s Hospitality Group Inc.	1,913	40,116
Scientific Games Corp./DE, Class A(a)	5,745	322,065
SeaWorld Entertainment Inc.(a)	2,970	200,297
Shake Shack Inc., Class A(a)	2,299	132,951
Six Flags Entertainment Corp.(a)	4,596	175,889
Texas Roadhouse Inc.	4,135	340,434
Travel + Leisure Co.	5,130	284,612
Wendy’s Co. (The)	10,422	205,939
Wingstop Inc.	1,762	161,681
Wyndham Hotels & Resorts Inc.	5,537	487,034
Xponential Fitness Inc., Class A(a)(b)	608	12,598

		6,120,498

Household Durables — 1.4%
Beazer Homes USA Inc.(a)	1,762	26,571
Cavco Industries Inc.(a)	511	120,724
Century Communities Inc.	1,779	93,789
Cricut Inc., Class A(a)(b)	2,144	24,913
Dream Finders Homes Inc., Class A(a)(b)	1,070	18,543
Ethan Allen Interiors Inc.	1,351	32,073
GoPro Inc., Class A(a)	7,710	68,773
Green Brick Partners Inc.(a)	2,843	56,007
Helen of Troy Ltd.(a)	1,435	307,822
Hovnanian Enterprises Inc., Class A(a)	284	13,070
Installed Building Products Inc.	1,394	112,175
iRobot Corp.(a)	1,591	80,584
KB Home	5,079	164,712
La-Z-Boy Inc.	2,590	68,065
Leggett & Platt Inc.	7,871	280,444
LGI Homes Inc.(a)	1,273	119,293
Lovesac Co. (The)(a)(b)	803	35,203
M/I Homes Inc.(a)	1,713	75,852
MDC Holdings Inc.	3,358	123,944
Meritage Homes Corp.(a)	2,208	182,270
Purple Innovation Inc., Class A(a)	3,471	14,301
Skyline Champion Corp.(a)	3,147	160,623
Snap One Holdings Corp.(a)	935	11,173
Sonos Inc.(a)	7,549	172,268
Taylor Morrison Home Corp.(a)	7,287	190,847
Traeger Inc.(a)(b)	1,390	8,326
Tri Pointe Homes Inc.(a)	6,643	137,311
Tupperware Brands Corp.(a)	2,966	52,142
Universal Electronics Inc.(a)	807	23,806
Vizio Holding Corp., Class A(a)(b)	2,051	14,849
Vuzix Corp.(a)(b)	3,506	18,126
Weber Inc., Class A(b)	1,056	9,272

		2,817,871

Household Products — 0.3%
Central Garden & Pet Co.(a)	576	25,223

Security	Shares	Value

Household Products (continued)
Central Garden & Pet Co., Class A, NVS(a)	2,341	$96,870
Energizer Holdings Inc.	3,879	117,495
Reynolds Consumer Products Inc.	3,171	93,830
Spectrum Brands Holdings Inc.	2,414	205,359
WD-40 Co.	812	149,392

		688,169

Independent Power and Renewable Electricity Producers — 0.3%
Clearway Energy Inc., Class A	2,079	59,085
Clearway Energy Inc., Class C	4,848	148,010
Ormat Technologies Inc.	2,663	206,915
Sunnova Energy International Inc.(a)(b)	5,523	95,382

		509,392

Insurance — 2.7%
Ambac Financial Group Inc.(a)	2,923	22,595
American Equity Investment Life Holding Co.	4,919	185,545
American National Group Inc.	766	144,475
AMERISAFE Inc.	1,249	57,891
Argo Group International Holdings Ltd.	2,096	89,709
Assured Guaranty Ltd.	4,156	229,203
Axis Capital Holdings Ltd.	4,642	266,126
Brighthouse Financial Inc.(a)	4,630	237,797
BRP Group Inc., Class A(a)	3,201	74,007
CNO Financial Group Inc.	7,410	178,877
Employers Holdings Inc.	1,020	40,127
Enstar Group Ltd.(a)	745	175,634
Genworth Financial Inc., Class A(a)	27,811	103,179
GoHealth Inc., Class A(a)(b)	3,984	2,977
Goosehead Insurance Inc., Class A	1,176	67,608
Hanover Insurance Group Inc. (The)	2,197	322,564
HCI Group Inc.	486	31,148
Hippo Holdings Inc.(a)	22,006	41,371
Horace Mann Educators Corp.	1,984	79,062
James River Group Holdings Ltd.	2,320	55,007
Kemper Corp.	3,601	166,222
Kinsale Capital Group Inc.	1,283	284,428
Lemonade Inc.(a)(b)	2,274	47,436
MBIA Inc.(a)	2,902	34,940
Mercury General Corp.	1,672	84,319
MetroMile Inc.(a)(b)	4,623	4,537
National Western Life Group Inc., Class A	136	27,031
Oscar Health Inc., Class A(a)	2,297	16,906
Primerica Inc.	2,358	305,502
ProAssurance Corp.	2,298	56,462
RenaissanceRe Holdings Ltd.	2,639	378,749
RLI Corp.	2,429	278,801
Ryan Specialty Group Holdings Inc., Class A(a)	3,550	131,314
Safety Insurance Group Inc.	597	51,366
Selective Insurance Group Inc.	3,632	299,132
Selectquote Inc.(a)	7,508	15,466
SiriusPoint Ltd.(a)	5,573	34,998
Stewart Information Services Corp.	1,375	70,950
Trupanion Inc.(a)(b)	2,019	128,449
Universal Insurance Holdings Inc.	1,726	21,679
Unum Group	12,255	374,023
White Mountains Insurance Group Ltd.(b)	181	189,692

		5,407,304

Interactive Media & Services — 0.6%
Angi Inc.(a)	4,594	20,259
Bumble Inc., Class A(a)(b)	4,336	104,021

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
Cargurus Inc.(a)	5,196	$169,805
Cars.com Inc.(a)	3,899	43,357
Eventbrite Inc., Class A(a)	4,545	48,086
EverQuote Inc., Class A(a)	1,200	16,656
fuboTV Inc.(a)(b)	9,116	34,550
Liberty TripAdvisor Holdings Inc., Class A(a)	4,178	6,267
MediaAlpha Inc., Class A(a)	1,273	18,764
Outbrain Inc.(a)	473	4,257
QuinStreet Inc.(a)	2,911	27,684
TripAdvisor Inc.(a)	5,904	151,556
TrueCar Inc.(a)	5,245	18,777
Vimeo Inc.(a)(b)	9,393	95,715
Yelp Inc.(a)	4,106	133,568
Ziff Davis Inc.(a)	2,871	253,681
ZipRecruiter Inc.(a)	674	15,172

		1,162,175

Internet & Direct Marketing Retail — 0.4%
1-800-Flowers.com Inc., Class A(a)(b)	1,604	16,361
1847 Goedeker Inc.(a)(b)	5,999	7,619
1stdibs.com Inc.(a)	357	2,699
BARK Inc.(a)(b)	4,595	14,199
CarParts.com Inc.(a)	2,744	16,437
Duluth Holdings Inc., Class B(a)	743	9,102
Groupon Inc.(a)	1,254	24,466
Lands’ End Inc.(a)(b)	764	10,711
Liquidity Services Inc.(a)(b)	1,606	23,158
Overstock.com Inc.(a)(b)	2,585	86,753
PetMed Express Inc.	1,267	27,747
Porch Group Inc.(a)	4,479	16,572
Poshmark Inc., Class A(a)(b)	2,147	23,703
Quotient Technology Inc.(a)(b)	5,046	26,794
Qurate Retail Inc., Series A(a)	21,359	89,921
RealReal Inc. (The)(a)	4,826	26,157
Rent the Runway Inc.(a)(b)	988	6,264
Revolve Group Inc.(a)	2,340	98,888
Shutterstock Inc.	1,378	104,342
Stitch Fix Inc., Class A(a)	4,891	46,464
ThredUp Inc., Class A(a)	3,081	20,304
Xometry Inc., Class A(a)(b)	420	13,784

		712,445

IT Services — 2.1%
AgileThought Inc.(a)	1,704	7,975
BigCommerce Holdings Inc., Series 1(a)	3,607	64,457
Bread Financial Holdings Inc.	2,959	162,153
Brightcove Inc.(a)(b)	2,348	16,553
Cantaloupe Inc.(a)	3,423	18,724
Cass Information Systems Inc.	731	28,297
Conduent Inc.(a)	9,629	54,211
CSG Systems International Inc.	1,954	120,112
Cyxtera Technologies Inc.(a)	2,244	26,995
Euronet Worldwide Inc.(a)(b)	3,139	381,859
EVERTEC Inc.	3,555	140,067
Evo Payments Inc., Class A(a)	2,874	64,751
ExlService Holdings Inc.(a)	1,980	269,577
Fastly Inc., Class A(a)(b)	6,422	102,110
Flywire Corp.(a)	633	19,313
GreenBox POS(a)(b)	1,140	4,115
Grid Dynamics Holdings Inc.(a)(b)	2,808	39,087
Hackett Group Inc. (The)	1,631	38,312

Security	Shares	Value

IT Services (continued)
I3 Verticals Inc., Class A(a)(b)	1,342	$36,838
Information Services Group Inc.	2,105	13,198
International Money Express Inc.(a)	1,946	38,667
Limelight Networks Inc.(a)(b)	7,894	28,182
LiveRamp Holdings Inc.(a)	4,032	126,282
Marqeta Inc., Class A(a)(b)	13,868	128,972
Maximus Inc.	3,687	268,709
MoneyGram International Inc.(a)(b)	5,441	55,117
Paya Holdings Inc., Class A(a)	4,811	24,488
Paymentus Holdings Inc., Class A(a)(b)	836	13,844
Payoneer Global Inc.(a)(b)	11,350	47,443
Perficient Inc.(a)	1,961	194,943
Rackspace Technology Inc.(a)(b)	3,703	36,623
Repay Holdings Corp.(a)	4,422	59,166
Sabre Corp.(a)	19,219	201,223
Shift4 Payments Inc., Class A(a)(b)	3,047	159,846
SolarWinds Corp.	2,653	32,818
Squarespace Inc., Class A(a)(b)	1,651	32,971
Switch Inc., Class A	7,900	235,894
TaskUS Inc., Class A(a)	1,604	46,340
Toast Inc.(a)(b)	4,361	81,246
TTEC Holdings Inc.	1,075	79,346
Tucows Inc., Class A(a)(b)	563	32,440
Unisys Corp.(a)	4,014	57,039
Verra Mobility Corp.(a)(b)	7,556	106,011
WEX Inc.(a)	2,664	442,863

		4,139,177

Leisure Products — 0.5%
Acushnet Holdings Corp.	2,081	84,780
American Outdoor Brands Inc.(a)	815	10,269
AMMO Inc.(a)(b)	5,204	21,076
Callaway Golf Co.(a)	6,954	152,571
Clarus Corp.	1,571	35,112
Genius Brands International Inc.(a)(b)	18,020	12,794
Johnson Outdoors Inc., Class A	445	34,034
Latham Group Inc.(a)(b)	1,909	22,908
Malibu Boats Inc., Class A(a)	1,249	62,812
MasterCraft Boat Holdings Inc.(a)	1,096	26,381
Nautilus Inc.(a)(b)	1,940	5,839
Polaris Inc.	3,389	321,752
Smith & Wesson Brands Inc.	2,847	39,089
Solo Brands Inc., Class A(a)(b)	763	4,555
Sturm Ruger & Co. Inc.	1,047	71,353
Vinco Ventures Inc.(a)(b)	7,321	18,156
Vista Outdoor Inc.(a)	3,323	117,069

		1,040,550

Life Sciences Tools & Services — 0.5%
Absci Corp.(a)(b)	713	4,214
Adaptive Biotechnologies Corp.(a)(b)	6,369	52,544
Akoya Biosciences Inc.(a)	399	3,754
Alpha Teknova Inc.(a)	349	3,919
Berkeley Lights Inc.(a)	2,495	12,413
BioNano Genomics Inc.(a)(b)	16,714	27,244
ChromaDex Corp.(a)(b)	3,213	6,072
Codexis Inc.(a)	3,475	41,804
Cytek Biosciences Inc.(a)(b)	842	7,957
Inotiv Inc.(a)	943	13,438
Maravai LifeSciences Holdings Inc., Class A(a)	6,479	199,100
Medpace Holdings Inc.(a)	1,704	227,603

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
NanoString Technologies Inc.(a)(b)	2,720	$51,082
Nautilus Biotechnology Inc.(a)	2,861	13,361
NeoGenomics Inc.(a)	7,268	68,682
Pacific Biosciences of California Inc.(a)(b)	13,158	83,422
Personalis Inc.(a)	2,177	12,191
Quanterix Corp.(a)	2,010	44,602
Quantum-Si Inc.(a)	4,745	20,783
Rapid Micro Biosystems Inc., Cass A(a)(b)	484	2,822
Seer Inc., Class A(a)	2,093	15,237
Singular Genomics Systems Inc.(a)(b)	618	2,528
Sotera Health Co.(a)(b)	5,866	119,549
Standard BioTools Inc.(a)(b)	4,160	11,024

		1,045,345

Machinery — 3.2%
Agrify Corp.(a)(b)	1,054	3,046
Alamo Group Inc.	590	74,600
Albany International Corp., Class A	1,920	150,182
Allison Transmission Holdings Inc.	6,225	233,064
Altra Industrial Motion Corp.	3,844	149,916
Astec Industries Inc.	1,364	53,332
Barnes Group Inc.	2,821	94,729
Berkshire Grey Inc., Class A(a)	2,343	5,694
Blue Bird Corp.(a)	1,211	19,412
Chart Industries Inc.(a)	2,123	358,405
CIRCOR International Inc.(a)	1,234	24,248
Columbus McKinnon Corp./NY	1,719	60,939
Commercial Vehicle Group Inc.(a)(b)	1,778	12,766
Crane Co.	2,966	285,418
Desktop Metal Inc., Class A(a)	10,902	38,266
Douglas Dynamics Inc.	1,391	43,065
Energy Recovery Inc.(a)	2,287	42,355
Enerpac Tool Group Corp.	3,580	71,886
EnPro Industries Inc.	1,229	114,555
ESCO Technologies Inc.	1,560	97,422
Evoqua Water Technologies Corp.(a)	7,190	299,751
Federal Signal Corp.	3,655	124,380
Flowserve Corp.	7,750	253,503
Franklin Electric Co. Inc.	2,238	156,526
Gates Industrial Corp. PLC(a)(b)	5,583	71,183
Gorman-Rupp Co. (The)	1,392	44,349
Greenbrier Companies Inc. (The)	1,924	82,174
Helios Technologies Inc.	1,933	129,859
Hillenbrand Inc.	4,308	175,853
Hillman Solutions Corp.(a)	6,054	70,408
Hydrofarm Holdings Group Inc.(a)	2,115	20,198
Hyster-Yale Materials Handling Inc.	571	17,541
Hyzon Motors Inc.(a)	5,165	20,505
Ideanomics Inc.(a)(b)	25,739	18,512
John Bean Technologies Corp.	1,889	222,694
Kadant Inc.	691	127,835
Kennametal Inc.	4,889	125,794
Lightning eMotors Inc.(a)	1,506	6,446
Lindsay Corp.	656	88,658
Manitowoc Co. Inc. (The)(a)(b)	2,095	27,738
Markforged Holding Corp.(a)	3,895	13,282
Meritor Inc.(a)	4,232	151,971
Microvast Holdings Inc.(a)(b)	14,247	70,665
Mueller Industries Inc.	3,403	184,273
Mueller Water Products Inc., Class A	9,425	113,383
Nikola Corp.(a)(b)	12,308	88,371

Security	Shares	Value

Machinery (continued)
Proterra Inc.(a)(b)	10,757	$66,801
Proto Labs Inc.(a)	1,654	70,477
RBC Bearings Inc.(a)(b)	1,712	288,215
REV Group Inc.	1,997	23,804
Shyft Group Inc. (The)	1,910	48,648
SPX Corp.(a)	2,718	113,884
Standex International Corp.	729	68,555
Tennant Co.	1,124	72,588
Terex Corp.	4,164	141,576
Timken Co. (The)	4,087	235,575
Titan International Inc.(a)	3,015	41,788
Trinity Industries Inc.	4,865	134,955
Velo3D Inc.(a)	3,638	12,733
Wabash National Corp.	2,989	42,773
Watts Water Technologies Inc., Class A	1,643	209,417
Welbilt Inc.(a)(b)	7,687	181,567
Xos Inc.(a)	2,937	8,840

		6,401,348

Marine — 0.3%
Eagle Bulk Shipping Inc.	815	50,726
Genco Shipping & Trading Ltd.	2,116	46,615
Kirby Corp.(a)	3,578	233,286
Matson Inc.	2,503	215,308

		545,935

Media — 1.0%
Advantage Solutions Inc.(a)	5,940	29,878
Altice USA Inc., Class A(a)	13,408	124,426
AMC Networks Inc., Class A(a)(b)	1,733	56,548
Audacy Inc(a)	6,980	17,729
Boston Omaha Corp., Class A(a)	999	20,819
Cardlytics Inc.(a)(b)	1,965	67,065
Clear Channel Outdoor Holdings Inc.(a)	28,267	69,537
Entravision Communications Corp., Class A	3,649	18,865
EW Scripps Co. (The), Class A, NVS(a)	3,430	56,458
Gannett Co. Inc.(a)	8,605	34,506
Gray Television Inc.	5,282	97,823
iHeartMedia Inc., Class A(a)	6,436	102,912
John Wiley & Sons Inc., Class A	2,594	132,009
Magnite Inc.(a)	6,786	65,485
Nexstar Media Group Inc., Class A	2,435	385,753
PubMatic Inc., Class A(a)	1,617	36,496
Scholastic Corp., NVS	1,824	67,214
Sinclair Broadcast Group Inc., Class A	2,915	64,830
Stagwell Inc.(a)	4,437	30,083
TechTarget Inc.(a)	1,579	106,282
TEGNA Inc.	13,118	289,252
Thryv Holdings Inc.(a)	985	25,442
Urban One Inc., Class A(a)	495	4,005
Urban One Inc., Class D, NVS(a)	1,145	6,916
WideOpenWest Inc.(a)(b)	3,124	62,636

		1,972,969

Metals & Mining — 1.6%
Allegheny Technologies Inc.(a)	7,572	205,807
Alpha Metallurgical Resources Inc.(a)	1,036	160,311
Arconic Corp.(a)	6,322	159,061
Carpenter Technology Corp.	2,866	109,424
Century Aluminum Co.(a)	3,009	50,762
Coeur Mining Inc.(a)	15,293	55,514
Commercial Metals Co.	7,218	295,938

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Compass Minerals International Inc.	2,042	$120,743
Gatos Silver Inc.(a)	2,733	9,237
Haynes International Inc.	745	29,115
Hecla Mining Co.	31,962	166,522
Kaiser Aluminum Corp.	940	90,710
Materion Corp.	1,224	104,224
McEwen Mining Inc.(a)	22,322	14,960
MP Materials Corp.(a)(b)	4,473	170,153
Piedmont Lithium Inc.(a)(b)	959	62,728
Royal Gold Inc.	3,902	509,133
Ryerson Holding Corp.	957	35,227
Schnitzer Steel Industries Inc., Class A	1,555	70,955
SunCoke Energy Inc.	4,997	41,575
TimkenSteel Corp.(a)	2,501	51,696
United States Steel Corp.	15,506	472,778
Warrior Met Coal Inc.	3,090	105,276
Worthington Industries Inc.	1,926	91,620

		3,183,469

Mortgage Real Estate Investment — 1.1%
AFC Gamma Inc.	902	14,441
Angel Oak Mortgage Inc.	467	7,547
Apollo Commercial Real Estate Finance Inc.	7,989	96,188
Arbor Realty Trust Inc.	8,859	151,489
Ares Commercial Real Estate Corp.	2,957	44,562
ARMOUR Residential REIT Inc.	5,388	39,548
Blackstone Mortgage Trust Inc., Class A	9,959	299,168
BrightSpire Capital Inc.	5,588	47,498
Broadmark Realty Capital Inc.	7,874	61,496
Chimera Investment Corp.	14,106	141,342
Dynex Capital Inc.	2,197	35,657
Ellington Financial Inc.	3,295	53,346
Granite Point Mortgage Trust Inc.	3,151	30,659
Hannon Armstrong Sustainable Infrastructure Capital Inc.	5,010	200,350
Invesco Mortgage Capital Inc.	18,287	31,819
KKR Real Estate Finance Trust Inc.	2,657	50,483
Ladder Capital Corp.	6,713	76,461
MFA Financial Inc., NVS	5,952	84,816
New Residential Investment Corp.	27,535	286,364
New York Mortgage Trust Inc.	22,778	73,345
Orchid Island Capital Inc.	10,366	28,818
PennyMac Mortgage Investment Trust	5,692	87,315
Ready Capital Corp.	4,023	58,615
Redwood Trust Inc.	6,767	65,640
TPG RE Finance Trust Inc.	3,541	37,358
Two Harbors Investment Corp.	20,256	97,431

		2,201,756

Multi-Utilities — 0.3%
Avista Corp.	4,204	170,556
Black Hills Corp.	3,792	277,726
NorthWestern Corp.	3,199	181,352
Unitil Corp.	994	50,694

		680,328

Multiline Retail — 0.3%
Big Lots Inc.	1,818	56,176
Dillard’s Inc., Class A	238	72,307
Franchise Group Inc.	1,623	60,521
Nordstrom Inc.	6,630	170,391
Ollie’s Bargain Outlet Holdings Inc.(a)	3,475	166,974

		526,369

Security	Shares	Value

Oil, Gas & Consumable Fuels — 4.6%
Aemetis Inc.(a)	1,922	$17,548
Alto Ingredients Inc.(a)(b)	4,777	27,563
Antero Midstream Corp.	19,269	197,893
Antero Resources Corp.(a)	16,987	597,942
Arch Resources Inc.	920	153,070
Archaea Energy Inc.(a)	2,402	52,844
Berry Corp.	4,015	44,045
Brigham Minerals Inc., Class A	2,885	71,490
California Resources Corp.	4,811	193,450
Callon Petroleum Co.(a)	2,793	143,197
Centennial Resource Development Inc./DE, Class A(a)	11,094	85,868
Centrus Energy Corp., Class A(a)	620	17,211
Chesapeake Energy Corp.	6,185	507,294
Civitas Resources Inc.	4,276	250,659
Clean Energy Fuels Corp.(a)	10,104	59,209
CNX Resources Corp.(a)	12,064	247,915
Comstock Resources Inc.(a)	5,335	90,855
CONSOL Energy Inc.(a)	1,906	90,630
Crescent Energy Inc.	1,738	27,304
CVR Energy Inc.	1,819	45,602
Delek U.S. Holdings Inc.(a)	4,588	111,030
Denbury Inc.(a)	2,984	190,916
Dorian LPG Ltd.	1,667	24,538
DTE Midstream LLC(a)	5,734	308,203
Earthstone Energy Inc., Class A(a)	1,727	23,297
EQT Corp.(a)	17,870	710,333
Equitrans Midstream Corp.	24,105	189,465
Gevo Inc.(a)(b)	12,426	46,100
Gran Tierra Energy Inc.(a)	22,429	36,335
Green Plains Inc.(a)	1,656	46,484
Gulfport Energy Corp.(a)	681	64,000
HF Sinclair Corp.(a)	8,974	341,192
International Seaways Inc.	2,518	53,205
Kosmos Energy Ltd.(a)	26,865	181,607
Laredo Petroleum Inc.(a)	846	60,244
Magnolia Oil & Gas Corp., Class A	8,777	203,978
Matador Resources Co.	6,570	320,747
Murphy Oil Corp.	8,605	327,678
New Fortress Energy Inc.	2,466	95,631
NextDecade Corp.(a)	1,534	8,575
Northern Oil and Gas Inc.	3,919	97,897
Oasis Petroleum Inc.	1,116	148,049
Par Pacific Holdings Inc.(a)	2,944	43,188
PBF Energy Inc., Class A(a)	5,675	164,916
PDC Energy Inc.	5,782	403,237
Peabody Energy Corp.(a)	5,624	127,327
Range Resources Corp.(a)	14,813	443,501
Ranger Oil Corp.(a)	1,233	39,271
Renewable Energy Group Inc.(a)	2,965	181,043
Ring Energy Inc.(a)	5,063	22,632
SandRidge Energy Inc.(a)	1,820	33,797
SilverBow Resources Inc.(a)	617	22,582
SM Energy Co.	7,207	256,065
Southwestern Energy Co.(a)	66,279	497,093
Talos Energy Inc.(a)	2,427	44,099
Tellurian Inc.(a)	23,348	116,273
Uranium Energy Corp.(a)	15,897	67,562
W&T Offshore Inc.(a)	5,735	27,299
Whiting Petroleum Corp.	2,336	170,645

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
World Fuel Services Corp.	3,987	$96,565

		9,268,188

Paper & Forest Products — 0.3%
Clearwater Paper Corp.(a)	990	32,779
Glatfelter Corp.	2,657	29,227
Louisiana-Pacific Corp.	5,224	337,053
Mercer International Inc.	2,448	39,192
Neenah Inc.	981	34,727
Resolute Forest Products Inc.	2,836	39,534
Sylvamo Corp.(a)	2,135	95,328

		607,840

Personal Products — 0.6%
Beauty Health Co. (The)(a)	5,785	75,783
BellRing Brands Inc.(a)	6,622	141,909
Coty Inc., Class A(a)	20,345	164,998
Edgewell Personal Care Co.	3,254	124,108
elf Beauty Inc.(a)	2,786	67,783
Herbalife Nutrition Ltd.(a)	5,880	156,290
Honest Co. Inc. (The)(a)	1,480	5,861
Inter Parfums Inc.	1,069	87,369
Medifast Inc.	694	123,782
Nu Skin Enterprises Inc., Class A	2,968	126,556
Thorne HealthTech Inc.(a)(b)	337	2,258
USANA Health Sciences Inc.(a)	709	54,352
Veru Inc.(a)(b)	3,462	40,575

		1,171,624

Pharmaceuticals — 1.2%
9 Meters Biopharma Inc.(a)	14,103	5,892
Aclaris Therapeutics Inc.(a)(b)	2,660	32,771
Aerie Pharmaceuticals Inc.(a)	2,855	20,299
Amneal Pharmaceuticals Inc.(a)	6,052	23,361
Amphastar Pharmaceuticals Inc.(a)	2,207	78,282
Ampio Pharmaceuticals Inc.(a)(b)	11,743	2,703
ANI Pharmaceuticals Inc.(a)	749	22,103
Antares Pharma Inc.(a)	10,226	56,908
Arvinas Inc.(a)(b)	2,570	141,273
Atea Pharmaceuticals Inc.(a)	3,165	18,579
Athira Pharma Inc.(a)	2,062	21,218
Axsome Therapeutics Inc.(a)	1,754	55,690
Cara Therapeutics Inc.(a)	2,546	22,201
Cassava Sciences Inc.(a)(b)	2,219	46,311
Clearside Biomedical Inc.(a)	2,906	4,446
Collegium Pharmaceutical Inc.(a)(b)	2,024	32,586
Corcept Therapeutics Inc.(a)	5,675	122,069
DICE Therapeutics Inc.(a)(b)	733	14,895
Edgewise Therapeutics Inc.(a)	743	5,929
Endo International PLC(a)	14,531	29,062
Evolus Inc.(a)	2,136	23,902
Fulcrum Therapeutics Inc.(a)(b)	1,703	16,383
Harmony Biosciences Holdings Inc.(a)	1,371	61,750
Innoviva Inc.(a)	3,688	62,917
Intra-Cellular Therapies Inc.(a)	5,072	256,694
KemPharm Inc.(a)(b)	1,867	8,345
Marinus Pharmaceuticals Inc.(a)	2,046	13,545
Nektar Therapeutics(a)	11,030	45,554
NGM Biopharmaceuticals Inc.(a)	2,221	27,718
NRX Pharmaceuticals Inc.(a)	1,995	3,112
Nuvation Bio Inc.(a)	6,906	32,182
Ocular Therapeutix Inc.(a)	4,692	16,750

Security	Shares	Value

Pharmaceuticals (continued)
Omeros Corp.(a)(b)	3,790	$13,151
Oramed Pharmaceuticals Inc.(a)	2,238	11,503
Pacira BioSciences Inc.(a)	2,641	196,939
Perrigo Co. PLC	7,933	272,102
Phathom Pharmaceuticals Inc.(a)	972	12,578
Phibro Animal Health Corp., Class A	1,241	22,326
Pliant Therapeutics Inc.(a)(b)	1,345	7,882
PLx Pharma Inc.(a)(b)	1,398	4,222
Prestige Consumer Healthcare Inc.(a)	3,000	163,980
Provention Bio Inc.(a)(b)	2,928	13,147
Rani Therapeutics Holdings Inc.(a)(b)	402	4,916
Reata Pharmaceuticals Inc., Class A(a)	1,632	41,420
Relmada Therapeutics Inc.(a)	1,558	39,121
Revance Therapeutics Inc.(a)	3,977	65,143
Supernus Pharmaceuticals Inc.(a)	3,195	89,141
TherapeuticsMD Inc.(a)(b)	22,965	4,632
Theravance Biopharma Inc.(a)	3,232	31,189
Tilray Inc., Class 2 (a)(b)	26,607	132,503
Ventyx Biosciences Inc.(a)	551	8,006

		2,459,331

Professional Services — 2.1%
Alight Inc., Class A(a)(b)	14,695	126,230
ASGN Inc.(a)	3,094	351,014
Barrett Business Services Inc.	468	33,682
BlackSky Technology Inc.(a)	3,286	5,159
CACI International Inc., Class A(a)	1,389	368,502
CBIZ Inc.(a)	3,124	130,864
CRA International Inc.	451	37,149
Exponent Inc.	3,098	296,819
First Advantage Corp.(a)	2,396	41,595
Forrester Research Inc.(a)	678	37,758
Franklin Covey Co.(a)	741	29,692
FTI Consulting Inc.(a)(b)	2,036	321,098
Heidrick & Struggles International Inc.	1,170	37,393
HireRight Holdings Corp.(a)(b)	1,276	22,062
Huron Consulting Group Inc.(a)	1,334	69,074
ICF International Inc.	1,021	100,885
Insperity Inc.	2,106	223,341
KBR Inc.	8,365	411,809
Kelly Services Inc., Class A, NVS	2,199	42,419
Kforce Inc.	1,217	85,251
Korn Ferry	3,235	198,758
ManpowerGroup Inc.	3,230	291,346
ManTech International Corp./VA, Class A	1,653	132,802
Resources Connection Inc.	1,845	31,716
Science Applications International Corp.	3,369	280,402
Spire Global Inc.(a)	5,716	9,489
Sterling Check Corp.(a)(b)	839	21,797
TriNet Group Inc.(a)(b)	2,240	198,688
TrueBlue Inc.(a)	2,153	55,052
Upwork Inc.(a)	7,175	150,460
Willdan Group Inc.(a)(b)	731	19,649

		4,161,955

Real Estate Management & Development — 0.6%
Cushman & Wakefield PLC(a)	8,956	160,312
Doma Holdings Inc.(a)	10,301	19,160
eXp World Holdings Inc.	4,017	53,788
Howard Hughes Corp. (The)(a)(b)	2,441	244,808
Kennedy-Wilson Holdings Inc.	7,133	160,849

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Marcus & Millichap Inc.	1,511	$67,678
Newmark Group Inc., Class A(b)	9,809	119,179
RE/MAX Holdings Inc., Class A	1,162	27,260
Realogy Holdings Corp.(a)	6,999	76,709
Redfin Corp.(a)(b)	6,314	70,401
RMR Group Inc. (The), Class A	952	25,971
St Joe Co. (The)	1,949	103,706
Tejon Ranch Co.(a)	1,457	26,678
WeWork Inc., Class A(a)(b)	12,629	88,529

		1,245,028

Road & Rail — 0.5%
ArcBest Corp.	1,477	106,580
Covenant Logistics Group Inc., Class A	647	13,289
Daseke Inc.(a)	3,563	29,929
Heartland Express Inc.	2,804	38,695
Landstar System Inc.	2,241	347,131
Marten Transport Ltd.	3,567	61,995
Ryder System Inc.	3,194	223,261
Schneider National Inc., Class B	2,142	50,616
Werner Enterprises Inc.	3,586	142,113
Yellow Corp.(a)	2,092	9,372

		1,022,981

Semiconductors & Semiconductor Equipment — 2.3%
ACM Research Inc., Class A(a)	2,178	32,910
Aehr Test Systems(a)(b)	1,357	10,422
Allegro MicroSystems Inc.(a)	3,284	79,834
Alpha & Omega Semiconductor Ltd.(a)	1,244	53,368
Ambarella Inc.(a)	2,212	181,561
Amkor Technology Inc.	5,888	110,753
Atomera Inc.(a)(b)	1,407	14,703
Axcelis Technologies Inc.(a)	1,985	108,083
AXT Inc.(a)(b)	2,260	13,334
CEVA Inc.(a)	1,371	49,822
Cirrus Logic Inc.(a)	3,396	257,417
CMC Materials Inc.	1,705	305,042
Cohu Inc.(a)	2,908	77,236
CyberOptics Corp.(a)	466	19,763
Diodes Inc.(a)	2,656	193,968
FormFactor Inc.(a)	4,612	175,763
Ichor Holdings Ltd.(a)(b)	1,698	49,429
Impinj Inc.(a)	1,138	56,058
indie Semiconductor Inc., Class A(a)(b)	3,514	24,247
Kopin Corp.(a)(b)	4,638	7,421
Kulicke & Soffa Industries Inc.	3,722	172,738
MACOM Technology Solutions Holdings Inc., Class H(a)	2,877	146,583
Magnachip Semiconductor Corp.(a)	2,745	50,206
MaxLinear Inc.(a)	4,181	200,144
Meta Materials Inc.(a)(b)	14,020	16,824
NeoPhotonics Corp.(a)(b)	3,238	49,023
Onto Innovation Inc.(a)	2,938	209,009
PDF Solutions Inc.(a)	1,776	41,292
Photronics Inc.(a)	3,667	54,968
Power Integrations Inc.	3,529	282,320
Rambus Inc.(a)	6,563	163,484
Rockley Photonics Holdings Ltd.(a)(b)	5,423	15,781
Semtech Corp.(a)	3,803	226,659
Silicon Laboratories Inc.(a)	2,262	305,166
SiTime Corp.(a)	895	150,870
SkyWater Technology Inc.(a)(b)	373	2,283

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
SMART Global Holdings Inc.(a)	2,879	$65,238
SunPower Corp.(a)	5,005	82,633
Synaptics Inc.(a)	2,358	350,022
Ultra Clean Holdings Inc.(a)	2,643	82,382
Veeco Instruments Inc.(a)	3,042	69,723

		4,558,482

Software — 5.7%
8x8 Inc.(a)	6,995	64,144
A10 Networks Inc.	3,551	50,708
ACI Worldwide Inc.(a)	7,017	193,810
Agilysys Inc.(a)	1,175	43,252
Alarm.com Holdings Inc.(a)	2,733	166,932
Altair Engineering Inc., Class A(a)(b)	3,011	163,558
Alteryx Inc., Class A(a)(b)	3,552	228,038
American Software Inc./GA, Class A	1,871	31,994
Amplitude Inc.(a)	1,342	23,431
Appfolio Inc., Class A(a)(b)	1,142	118,608
Appian Corp.(a)(b)	2,354	112,521
Arteris Inc.(a)	293	3,454
Avaya Holdings Corp.(a)	4,958	45,862
AvePoint Inc.(a)	5,118	25,078
AvidXchange Holdings Inc.(a)	1,505	12,326
Benefitfocus Inc.(a)	1,971	20,991
Blackbaud Inc.(a)	2,650	153,727
Blackline Inc.(a)	3,173	212,750
Bottomline Technologies DE Inc.(a)	2,318	131,245
Box Inc., Class A(a)	8,864	271,416
BTRS Holdings Inc.(a)	4,327	29,077
C3.ai Inc., Class A(a)(b)	4,268	72,513
CDK Global Inc.	6,969	379,183
Cerence Inc.(a)	2,380	70,210
ChannelAdvisor Corp.(a)	1,903	27,613
Cipher Mining Inc.(a)	2,464	7,466
Cleanspark Inc.(a)(b)	2,342	15,200
Clear Secure Inc., Class A(a)(b)	803	24,427
Clearwater Analytics Holdings Inc.(a)(b)	1,934	33,922
CommVault Systems Inc.(a)	2,655	161,955
Confluent Inc., Class A(a)(b)	3,651	114,057
Consensus Cloud Solutions Inc.(a)	943	49,715
Couchbase Inc.(a)(b)	519	8,823
CS Disco Inc.(a)	755	23,186
Datto Holding Corp.(a)	1,577	54,722
Digimarc Corp.(a)(b)	824	21,317
Dolby Laboratories Inc., Class A	3,933	304,690
Domo Inc., Class B(a)	1,746	72,319
DoubleVerify Holdings Inc.(a)	1,298	28,232
Duck Creek Technologies Inc.(a)(b)	4,540	72,322
E2open Parent Holdings Inc.(a)	10,479	81,107
Ebix Inc.	1,411	42,048
Enfusion Inc., Class A(a)	1,092	13,945
Envestnet Inc.(a)	2,878	229,204
Everbridge Inc.(a)(b)	2,356	101,544
ForgeRock Inc.(a)	745	15,220
Freshworks Inc.(a)(b)	2,034	36,958
Gitlab Inc.(a)(b)	670	32,113
Informatica Inc.(a)(b)	1,829	35,592
Intapp Inc.(a)(b)	642	16,011
InterDigital Inc.	1,824	103,694
IronNet Inc.(a)	1,966	5,269
Jamf Holding Corp.(a)(b)	3,280	101,024

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
JFrog Ltd.(a)	2,583	$53,907
Kaleyra Inc.(a)	1,713	9,987
Kaltura Inc.(a)(b)	2,629	4,075
KnowBe4 Inc., Class A(a)	2,494	59,357
Latch Inc.(a)(b)	5,757	18,941
LivePerson Inc.(a)	4,006	90,616
Mandiant Inc.(a)	14,284	313,962
Marathon Digital Holdings Inc.(a)(b)	6,078	94,817
Matterport Inc.(a)(b)	10,861	62,342
MeridianLink Inc.(a)(b)	789	12,742
MicroStrategy Inc., Class A(a)(b)	557	197,273
Mimecast Ltd.(a)	3,714	295,932
Mitek Systems Inc.(a)(b)	2,692	30,070
Model N Inc.(a)	2,036	52,610
Momentive Global Inc.(a)	7,734	122,352
N-able Inc.(a)	4,002	40,020
nCino Inc.(a)(b)	3,404	127,616
NCR Corp.(a)(b)	7,896	276,597
New Relic Inc.(a)(b)	3,543	224,166
Nutanix Inc., Class A(a)(b)	12,806	320,534
Olo Inc., Class A(a)	3,364	35,961
ON24 Inc.(a)(b)	627	7,944
OneSpan Inc.(a)	2,118	29,927
PagerDuty Inc.(a)	4,576	130,736
Paycor HCM Inc.(a)(b)	1,840	45,319
Phunware Inc.(a)(b)	5,260	10,625
Ping Identity Holding Corp.(a)	3,630	94,852
PROS Holdings Inc.(a)	2,410	67,311
Q2 Holdings Inc.(a)	3,366	174,123
Qualtrics International Inc., Class A(a)	5,738	106,383
Qualys Inc.(a)(b)	1,987	270,788
Rapid7 Inc.(a)(b)	3,409	325,628
Rekor Systems Inc.(a)	2,304	6,843
Rimini Street Inc.(a)	1,787	10,293
Riot Blockchain Inc.(a)(b)	5,938	60,211
SailPoint Technologies Holdings Inc.(a)	5,541	353,682
SentinelOne Inc., Class A(a)(b)	8,029	267,125
Smith Micro Software Inc.(a)(b)	2,982	9,185
Sprinklr Inc.(a)(b)	2,975	40,609
Sprout Social Inc., Class A(a)(b)	2,705	165,762
SPS Commerce Inc.(a)	2,137	255,649
Stronghold Digital Mining Inc.(a)	942	3,674
Sumo Logic Inc.(a)	5,342	50,108
Telos Corp.(a)	3,142	24,476
Tenable Holdings Inc.(a)	5,525	305,146
Teradata Corp.(a)	6,479	267,907
Upland Software Inc.(a)	1,602	23,902
Varonis Systems Inc.(a)(b)	6,387	275,918
Verint Systems Inc.(a)(b)	3,923	214,039
Veritone Inc.(a)	1,846	19,992
Vertex Inc., Class A(a)	1,672	23,793
Vonage Holdings Corp.(a)	15,017	299,739
WM Technology Inc.(a)(b)	2,992	17,354
Workiva Inc.(a)	2,688	259,419
Xperi Holding Corp.	6,239	97,328
Zeta Global Holdings Corp.(a)	1,318	14,274
Zuora Inc., Class A(a)	7,028	85,531

		11,317,995

Specialty Retail — 2.2%
Aaron’s Co. Inc. (The)	1,863	38,247

Security	Shares	Value

Specialty Retail (continued)
Abercrombie & Fitch Co., Class A(a)	3,345	$115,670
Academy Sports & Outdoors Inc.	5,235	195,580
American Eagle Outfitters Inc.	9,101	137,516
America’s Car-Mart Inc./TX(a)	358	28,944
Arko Corp.	3,989	36,978
Asbury Automotive Group Inc.(a)	1,373	252,234
Barnes & Noble Education Inc.(a)(b)	2,329	7,080
Bed Bath & Beyond Inc.(a)	5,709	77,699
Big 5 Sporting Goods Corp.	1,247	18,044
Boot Barn Holdings Inc.(a)(b)	1,770	159,406
Buckle Inc. (The)	1,776	55,163
Caleres Inc.	2,322	53,243
Camping World Holdings Inc., Class A(b)	2,414	61,992
CarLotz Inc.(a)(b)	4,244	3,768
Cato Corp. (The), Class A	1,153	15,623
Chico’s FAS Inc.(a)	7,366	39,040
Children’s Place Inc. (The)(a)	837	38,778
Citi Trends Inc.(a)(b)	543	15,188
Conn’s Inc.(a)(b)	1,142	17,872
Container Store Group Inc. (The)(a)	1,995	15,262
Designer Brands Inc. , Class A	3,740	51,687
Dick’s Sporting Goods Inc.	3,745	361,093
EVgo Inc.(a)(b)	4,044	36,639
Foot Locker Inc.	5,155	151,093
Genesco Inc.(a)	817	50,678
Group 1 Automotive Inc.	1,017	177,100
GrowGeneration Corp.(a)(b)	3,122	18,451
Guess? Inc.	2,354	52,894
Haverty Furniture Companies Inc.	931	23,117
Hibbett Inc.	764	32,990
JOANN Inc.(b)	744	7,767
Kirkland’s Inc.(a)(b)	669	4,837
Leslie’s Inc.(a)(b)	8,088	158,525
LL Flooring Holdings Inc.(a)(b)	1,734	23,947
MarineMax Inc.(a)	1,297	53,073
Monro Inc.	2,007	91,780
Murphy USA Inc.	1,360	317,696
National Vision Holdings Inc.(a)	4,930	185,614
ODP Corp. (The)(a)	2,742	117,988
OneWater Marine Inc., Class A	667	21,804
Party City Holdco Inc.(a)	6,679	20,638
Petco Health & Wellness Co. Inc.(a)(b)	4,841	93,238
Rent-A-Center Inc./TX	3,623	87,387
Sally Beauty Holdings Inc.(a)	6,509	98,416
Shift Technologies Inc.(a)(b)	3,753	5,029
Shoe Carnival Inc.	1,061	32,032
Signet Jewelers Ltd.	3,113	218,533
Sleep Number Corp.(a)	1,371	55,608
Sonic Automotive Inc., Class A	1,211	51,528
Sportsman’s Warehouse Holdings Inc.(a)	2,727	26,206
Tilly’s Inc., Class A	1,589	14,015
TravelCenters of America Inc.(a)	725	27,557
Urban Outfitters Inc.(a)	3,877	92,273
Victoria’s Secret & Co.(a)	4,322	203,653
Volta Inc.(a)(b)	7,147	14,937
Vroom Inc.(a)(b)	7,569	11,808
Warby Parker Inc.(a)	604	14,067
Zumiez Inc.(a)	1,158	42,418

		4,431,443

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 0.5%
3D Systems Corp.(a)	7,558	$85,708
Avid Technology Inc.(a)	2,107	66,813
Corsair Gaming Inc.(a)	1,988	30,078
Diebold Nixdorf Inc.(a)	4,594	18,835
Eastman Kodak Co.(a)(b)	4,210	21,766
IonQ Inc.(a)	6,857	53,965
Pure Storage Inc., Class A(a)	16,239	475,803
Quantum Corp.(a)(b)	5,260	9,836
Super Micro Computer Inc.(a)	2,663	112,112
Turtle Beach Corp.(a)	1,028	17,106
Xerox Holdings Corp.	7,506	130,604

		1,022,626

Textiles, Apparel & Luxury Goods — 1.0%
Carter’s Inc.	2,502	210,768
Columbia Sportswear Co.	2,052	168,592
Fossil Group Inc.(a)	2,836	28,020
G-III Apparel Group Ltd.(a)	2,637	69,828
Hanesbrands Inc.	20,786	275,622
Kontoor Brands Inc.	2,853	113,350
Levi Strauss & Co., Class A	5,775	104,585
Movado Group Inc.	1,007	36,222
Oxford Industries Inc.	956	85,658
PLBY Group Inc.(a)(b)	1,395	12,332
Ralph Lauren Corp.	2,753	287,248
Rocky Brands Inc.	421	16,213
Skechers U.S.A. Inc., Class A(a)	7,984	305,787
Steven Madden Ltd.	4,546	186,659
Vera Bradley Inc.(a)	1,477	9,083
Wolverine World Wide Inc.	4,841	95,949

		2,005,916

Thrifts & Mortgage Finance — 1.3%
Axos Financial Inc.(a)	3,208	121,519
Blue Foundry Bancorp(a)	1,869	23,587
Columbia Financial Inc.(a)(b)	2,473	46,863
Essent Group Ltd.	6,594	267,255
Federal Agricultural Mortgage Corp., Class C, NVS	560	57,361
Flagstar Bancorp. Inc.	3,022	106,677
Kearny Financial Corp./MD	5,116	60,676
Merchants Bancorp./IN	1,578	37,115
MGIC Investment Corp.	19,345	252,646
Mr Cooper Group Inc.(a)	4,469	200,971
New York Community Bancorp. Inc.	27,865	257,473
NMI Holdings Inc., Class A(a)	5,243	96,366
Northfield Bancorp. Inc.	2,806	36,730
PennyMac Financial Services Inc.	1,843	89,496
Provident Financial Services Inc.	4,581	101,377
Radian Group Inc.	10,720	229,301
Rocket Companies Inc., Class A(b)	8,167	72,278
TFS Financial Corp.	3,158	47,338
TrustCo Bank Corp. NY	786	24,484
UWM Holdings Corp.(b)	5,321	19,741
Walker & Dunlop Inc.	1,765	211,376
WSFS Financial Corp.	3,444	138,001

		2,498,631

Tobacco — 0.1%
22nd Century Group Inc.(a)(b)	9,503	18,151
Turning Point Brands Inc.	857	26,901
Universal Corp./VA	1,485	85,907

Security	Shares	Value

Tobacco (continued)
Vector Group Ltd.	7,861	$99,992

		230,951

Trading Companies & Distributors — 1.7%
Air Lease Corp.	6,330	254,972
Applied Industrial Technologies Inc.	2,272	237,856
Beacon Roofing Supply Inc.(a)	3,290	196,183
BlueLinx Holdings Inc.(a)	601	40,069
Boise Cascade Co.	2,339	176,782
Core & Main Inc., Class A(a)	3,359	79,810
Custom Truck One Source Inc.(a)	2,969	19,506
DXP Enterprises Inc./TX(a)	1,027	24,268
GATX Corp.	2,117	218,877
Global Industrial Co.	948	29,255
GMS Inc.(a)	2,573	123,375
H&E Equipment Services Inc.	1,919	68,086
Herc Holdings Inc.	1,480	189,174
McGrath RentCorp.	1,460	121,852
MRC Global Inc.(a)	3,591	43,056
MSC Industrial Direct Co. Inc., Class A	2,814	233,168
NOW Inc.(a)	6,670	72,703
Rush Enterprises Inc., Class A	2,553	129,897
Titan Machinery Inc.(a)	1,175	27,707
Transcat Inc.(a)	431	31,463
Triton International Ltd.	3,960	241,916
Univar Solutions Inc.(a)	10,178	296,383
Veritiv Corp.(a)	819	115,102
WESCO International Inc.(a)(b)	2,625	323,557

		3,295,017

Water Utilities — 0.3%
American States Water Co.	2,186	171,951
California Water Service Group	3,118	161,731
Middlesex Water Co.	1,050	93,397
SJW Group	1,658	97,822

		524,901

Wireless Telecommunication Services — 0.1%
Gogo Inc.(a)(b)	3,977	73,217
Shenandoah Telecommunications Co.	2,962	59,832
Telephone and Data Systems Inc.	5,906	108,198
United States Cellular Corp.(a)	871	25,067

		266,314

Total Common Stocks — 99.8% (Cost: $228,949,606)		199,639,924

Short-Term Investments

Money Market Funds — 11.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	22,100,871	22,100,871

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	250,000	$250,000

		22,350,871

Total Short-Term Investments — 11.2% (Cost: $22,350,638)		22,350,871

Total Investments in Securities — 111.0% (Cost: $251,300,244)		221,990,795

Other Assets, Less Liabilities — (11.0)%		(22,019,575)

Net Assets — 100.0%		$199,971,220

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$13,795,424	$8,316,949	(a)	$—		$(10,871)	$(631)	$22,100,871	22,100,871	$203,495	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	260,000	—		(10,000	)(a)	—	—	250,000	250,000	203		—

						$(10,871)	$(631)	$22,350,871		$203,698		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Mid 400 E-Mini Index	1	06/17/22	$250	$(12,019)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$12,019

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap ETF

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(70,163)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(13,104)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$413,721

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$199,639,924	$—	$—	$199,639,924
Money Market Funds	22,350,871	—	—	22,350,871

	$221,990,795	$—	$—	$221,990,795

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(12,019)	$—	$—	$(12,019)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
Aerojet Rocketdyne Holdings Inc.(a)	6,693	$267,586
Aerovironment Inc.(a)	4,941	396,861
BWX Technologies Inc.	8,546	443,708
Byrna Technologies Inc.(a)(b)	3,416	20,223
Curtiss-Wright Corp.	3,277	468,316
Hexcel Corp.	18,066	982,068
Kratos Defense & Security Solutions Inc.(a)	26,698	405,009
Mercury Systems Inc.(a)	3,986	222,379
Spirit AeroSystems Holdings Inc., Class A	7,666	322,279
Triumph Group Inc.(a)	7,951	179,215
Virgin Galactic Holdings Inc.(a)(b)	38,437	287,893

		3,995,537

Air Freight & Logistics — 0.2%
Forward Air Corp.	3,011	291,977
Hub Group Inc., Class A(a)	4,133	277,572

		569,549

Airlines — 0.2%
Allegiant Travel Co.(a)	3,260	505,919
Frontier Group Holdings Inc.(a)(b)	1,972	20,923
Sun Country Airlines Holdings Inc.(a)	6,735	185,280

		712,122

Auto Components — 1.1%
Dorman Products Inc.(a)	4,047	399,520
Fox Factory Holding Corp.(a)	9,050	741,014
Gentherm Inc.(a)	7,162	482,862
LCI Industries	2,523	245,538
Luminar Technologies Inc.(a)(b)	48,676	602,122
Patrick Industries Inc.	2,025	126,056
Stoneridge Inc.(a)(b)	2,036	40,130
Visteon Corp.(a)(b)	6,022	630,564
XL Fleet Corp.(a)(b)	20,684	28,958
XPEL Inc.(a)	3,568	154,387

		3,451,151

Automobiles — 0.4%
Arcimoto Inc.(a)(b)	6,485	21,790
Harley-Davidson Inc.	13,545	493,715
Thor Industries Inc.	5,141	393,543
Winnebago Industries Inc.	2,988	158,902
Workhorse Group Inc.(a)(b)	31,106	93,629

		1,161,579

Banks — 3.3%
Allegiance Bancshares Inc.	2,292	93,651
Ameris Bancorp	7,581	316,128
Banc of California Inc.	4,928	88,901
Bancorp. Inc. (The)(a)	8,903	202,009
Byline Bancorp Inc.	1,733	40,656
Community Bank System Inc.	3,796	244,462
ConnectOne Bancorp. Inc.	4,231	117,876
Eastern Bankshares Inc.	24,060	460,990
FB Financial Corp.	3,997	154,004
First BanCorp./Puerto Rico	26,860	365,565
First Bancshares Inc. (The)	2,008	64,638
First Citizens BancShares Inc./NC, Class A	1,796	1,148,326
First Financial Bankshares Inc.	27,700	1,107,446
Glacier Bancorp. Inc.	13,205	604,261
HarborOne Bancorp Inc.	7,291	97,626
Hilltop Holdings Inc.	6,244	159,160

Security	Shares	Value

Banks (continued)
Lakeland Financial Corp.	2,497	$181,832
Live Oak Bancshares Inc.(b)	6,949	294,151
Meta Financial Group Inc.	4,514	197,036
Metropolitan Bank Holding Corp.(a)	1,508	134,287
National Bank Holdings Corp., Class A	2,207	80,578
Origin Bancorp Inc.	2,886	108,744
Pinnacle Financial Partners Inc.	6,874	533,079
Popular Inc.	7,739	603,565
Seacoast Banking Corp. of Florida	8,858	287,885
ServisFirst Bancshares Inc.	10,501	843,440
Silvergate Capital Corp., Class A(a)	6,546	765,620
Southside Bancshares Inc.	2,894	113,416
Stock Yards Bancorp. Inc.	3,023	158,042
Triumph Bancorp. Inc.(a)	3,539	245,748
UMB Financial Corp.	3,243	292,454
United Community Banks Inc./GA	8,943	269,542
Veritex Holdings Inc.	3,973	130,513

		10,505,631

Beverages — 0.6%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	2,019	757,125
Celsius Holdings Inc.(a)	8,226	427,752
Coca-Cola Consolidated Inc.	616	271,964
Duckhorn Portfolio Inc. (The)(a)	6,663	129,395
MGP Ingredients Inc.	2,672	244,034
National Beverage Corp.	2,287	100,811
Zevia PBC, Class A(a)(b)	2,691	9,257

		1,940,338

Biotechnology — 8.2%
4D Molecular Therapeutics Inc.(a)	5,264	62,694
ACADIA Pharmaceuticals Inc.(a)	25,308	466,680
Acumen Pharmaceuticals Inc.(a)	2,165	8,357
Agenus Inc.(a)	15,811	29,250
Agios Pharmaceuticals Inc.(a)(b)	7,200	158,184
Alaunos Therapeutics Inc.(a)(b)	28,188	14,979
Albireo Pharma Inc.(a)(b)	4,220	134,280
Aldeyra Therapeutics Inc.(a)	11,392	34,973
Alector Inc.(a)	12,516	120,154
Alkermes PLC(a)	34,820	1,004,557
Allakos Inc.(a)	7,533	28,399
Altimmune Inc.(a)(b)	3,815	17,244
Amicus Therapeutics Inc.(a)	53,982	382,193
AnaptysBio Inc.(a)(b)	2,524	59,062
Anavex Life Sciences Corp.(a)	16,505	141,778
Anika Therapeutics Inc.(a)	3,115	67,066
Apellis Pharmaceuticals Inc.(a)	19,145	833,382
Arbutus Biopharma Corp.(a)(b)	19,637	45,754
Arcus Biosciences Inc.(a)	9,800	237,258
Arrowhead Pharmaceuticals Inc.(a)	22,686	932,621
Atara Biotherapeutics Inc.(a)	19,250	122,430
Atossa Therapeutics Inc.(a)(b)	26,810	27,078
Avid Bioservices Inc.(a)(b)	13,327	179,381
Avidity Biosciences Inc.(a)	9,208	131,674
Avita Medical Inc.(a)(b)	5,584	34,062
Beam Therapeutics Inc.(a)(b)	9,724	364,942
BioAtla Inc.(a)	1,828	6,361
BioCryst Pharmaceuticals Inc.(a)	38,680	359,337
Blueprint Medicines Corp.(a)	12,671	739,353
Bolt Biotherapeutics Inc.(a)	2,547	3,973
C4 Therapeutics Inc.(a)	7,902	67,720

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
CareDx Inc.(a)(b)	11,369	$346,072
Caribou Biosciences Inc.(a)(b)	2,767	20,476
Catalyst Pharmaceuticals Inc.(a)	11,258	85,786
Celldex Therapeutics Inc.(a)	9,988	305,133
CEL-SCI Corp.(a)(b)	4,454	12,738
ChemoCentryx Inc.(a)	10,600	195,676
Chimerix Inc.(a)	6,615	29,106
Clovis Oncology Inc.(a)(b)	15,004	30,008
Coherus Biosciences Inc.(a)	6,139	55,497
Crinetics Pharmaceuticals Inc.(a)	8,340	169,469
CRISPR Therapeutics AG(a)(b)	5,870	291,269
Cue Biopharma Inc.(a)	6,592	26,104
Curis Inc.(a)	16,236	14,835
Cytokinetics Inc.(a)	18,037	719,135
CytomX Therapeutics Inc.(a)	5,370	9,183
Deciphera Pharmaceuticals Inc.(a)(b)	9,133	92,426
Denali Therapeutics Inc.(a)	19,911	473,882
DermTech Inc.(a)(b)	5,376	45,965
Design Therapeutics Inc.(a)	1,269	15,152
Dynavax Technologies Corp.(a)(b)	24,198	213,668
Editas Medicine Inc.(a)	14,622	193,595
Enanta Pharmaceuticals Inc.(a)	1,914	123,262
Enochian Biosciences Inc.(a)	3,280	25,223
Epizyme Inc.(a)	31,602	20,396
Evelo Biosciences Inc.(a)(b)	2,754	6,802
Exelixis Inc.(a)	68,004	1,519,209
Fate Therapeutics Inc.(a)	17,411	497,258
FibroGen Inc.(a)(b)	6,098	56,711
Fortress Biotech Inc.(a)(b)	15,697	17,267
G1 Therapeutics Inc.(a)(b)	3,037	15,610
Geron Corp.(a)(b)	30,167	42,535
Global Blood Therapeutics Inc.(a)(b)	6,482	198,997
Gritstone bio Inc.(a)	11,769	30,482
Halozyme Therapeutics Inc.(a)	30,229	1,206,137
Heron Therapeutics Inc.(a)(b)	22,256	100,597
Homology Medicines Inc.(a)	4,835	8,026
Ideaya Biosciences Inc.(a)	7,004	67,168
Immuneering Corp., Class A(a)(b)	1,698	8,439
ImmunoGen Inc.(a)	42,972	207,555
Inhibrx Inc.(a)	2,186	34,648
Inmune Bio Inc.(a)(b)	2,479	18,642
Insmed Inc.(a)	25,413	558,324
Ionis Pharmaceuticals Inc.(a)(b)	30,373	1,116,511
Iovance Biotherapeutics Inc.(a)	29,414	445,622
IVERIC bio Inc.(a)	23,229	321,722
Karyopharm Therapeutics Inc.(a)	6,118	37,320
Keros Therapeutics Inc.(a)	1,365	72,359
Kodiak Sciences Inc.(a)	7,188	43,272
Krystal Biotech Inc.(a)	4,413	267,472
Kymera Therapeutics Inc.(a)	7,668	240,392
Lexicon Pharmaceuticals Inc.(a)	14,123	25,563
Ligand Pharmaceuticals Inc.(a)	3,606	334,853
Lineage Cell Therapeutics Inc.(a)(b)	26,324	32,115
MacroGenics Inc.(a)	12,013	85,893
Madrigal Pharmaceuticals Inc.(a)	1,272	89,040
MannKind Corp.(a)	53,871	168,616
MeiraGTx Holdings PLC(a)	5,426	55,834
Mersana Therapeutics Inc.(a)	7,370	25,648
MiMedx Group Inc.(a)	8,767	34,630
Morphic Holding Inc.(a)	3,375	102,296

Security	Shares	Value

Biotechnology (continued)
Nurix Therapeutics Inc.(a)	8,568	$94,848
Ocugen Inc.(a)(b)	42,577	93,244
Organogenesis Holdings Inc., Class A(a)	13,543	87,217
PDS Biotechnology Corp.(a)	5,639	31,184
Pieris Pharmaceuticals Inc.(a)	7,166	20,065
Precigen Inc.(a)	9,692	12,890
Precision BioSciences Inc.(a)	10,638	21,170
Prometheus Biosciences Inc.(a)(b)	2,222	58,439
Protagonist Therapeutics Inc.(a)	9,611	87,364
Prothena Corp. PLC(a)	3,236	94,362
PTC Therapeutics Inc.(a)(b)	15,179	536,274
Radius Health Inc.(a)	10,276	70,288
Recursion Pharmaceuticals Inc., Class A(a)(b)	5,603	34,739
REGENXBIO Inc.(a)	8,133	225,772
Relay Therapeutics Inc.(a)(b)	16,523	393,743
REVOLUTION Medicines Inc.(a)	6,642	132,641
Rigel Pharmaceuticals Inc.(a)	37,017	87,360
Rocket Pharmaceuticals Inc.(a)	3,157	32,454
Rubius Therapeutics Inc.(a)	3,971	6,592
Sage Therapeutics Inc.(a)	5,015	158,073
Sangamo Therapeutics Inc.(a)	14,787	61,366
Sarepta Therapeutics Inc.(a)	18,719	1,353,758
Scholar Rock Holding Corp.(a)	5,706	40,341
Selecta Biosciences Inc.(a)	6,117	4,687
Seres Therapeutics Inc.(a)	4,972	23,518
Shattuck Labs Inc.(a)	5,967	22,913
Sorrento Therapeutics Inc.(a)(b)	65,486	98,884
Spero Therapeutics Inc.(a)	6,205	30,156
Stoke Therapeutics Inc.(a)	3,314	47,854
Surface Oncology Inc.(a)(b)	4,275	9,063
Sutro Biopharma Inc.(a)	4,259	25,597
Syndax Pharmaceuticals Inc.(a)	9,806	164,447
TG Therapeutics Inc.(a)(b)	28,447	197,422
Travere Therapeutics Inc.(a)	11,117	279,370
Twist Bioscience Corp.(a)	11,583	334,054
Ultragenyx Pharmaceutical Inc.(a)(b)	14,662	1,036,457
Vanda Pharmaceuticals Inc.(a)	12,115	120,181
Vaxart Inc.(a)(b)	16,543	57,570
Veracyte Inc.(a)	15,309	313,375
Verastem Inc.(a)	12,062	17,128
Vericel Corp.(a)	10,101	287,879
Viking Therapeutics Inc.(a)	8,342	19,854
Vir Biotechnology Inc.(a)	15,780	321,123
VistaGen Therapeutics Inc.(a)	38,835	49,320
Xencor Inc.(a)	12,605	314,873
Y-mAbs Therapeutics Inc.(a)	4,200	35,280

		25,967,986

Building Products — 1.6%
AAON Inc.	8,883	432,957
Armstrong World Industries Inc.	7,050	596,853
AZEK Co. Inc. (The)(a)	24,056	510,949
Gibraltar Industries Inc.(a)	4,682	177,167
Hayward Holdings Inc.(a)(b)	8,874	141,097
Insteel Industries Inc.	2,059	87,343
JELD-WEN Holding Inc.(a)	9,308	193,513
Masonite International Corp.(a)	3,408	264,188
PGT Innovations Inc.(a)	6,761	120,143
Resideo Technologies Inc.(a)	16,061	361,212
Simpson Manufacturing Co. Inc.	9,337	967,967
Tecnoglass Inc.	4,496	100,396

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
UFP Industries Inc.	7,353	$568,902
Zurn Water Solutions Corp.	15,650	488,593

		5,011,280

Capital Markets — 1.8%
Affiliated Managers Group Inc.	4,434	556,777
Artisan Partners Asset Management Inc., Class A	7,971	256,188
Assetmark Financial Holdings Inc.(a)	1,841	35,402
B. Riley Financial Inc.	2,024	91,404
Bridge Investment Group Holdings Inc., Class A	2,889	54,255
BrightSphere Investment Group Inc.	7,561	151,522
Cohen & Steers Inc.	5,393	418,982
Cowen Inc., Class A	2,842	64,940
Evercore Inc., Class A	2,658	281,084
Focus Financial Partners Inc., Class A(a)	6,617	261,041
Freedom Holding Corp./NV(a)(b)	3,586	168,291
GCM Grosvenor Inc., Class A	4,166	34,370
Hamilton Lane Inc., Class A	7,508	514,899
Houlihan Lokey Inc.	7,708	641,999
Interactive Brokers Group Inc., Class A	11,715	697,745
Moelis & Co., Class A	4,657	206,119
Open Lending Corp., Class A(a)	22,028	300,462
Oppenheimer Holdings Inc., Class A, NVS	884	28,482
Piper Sandler Cos	1,531	176,034
PJT Partners Inc., Class A	3,248	214,336
Runway Growth Finance Corp.(b)	1,424	20,463
StepStone Group Inc., Class A	10,408	266,653
Victory Capital Holdings Inc., Class A	2,176	58,730
Virtus Investment Partners Inc.	1,072	189,916
WisdomTree Investments Inc.	11,229	65,465

		5,755,559

Chemicals — 2.4%
Amyris Inc.(a)(b)	41,575	142,602
Ashland Global Holdings Inc.	6,026	632,549
Aspen Aerogels Inc.(a)	3,266	70,546
Avient Corp.	8,579	422,430
Balchem Corp.	6,966	858,211
Chase Corp.	903	76,177
Danimer Scientific Inc.(a)(b)	18,224	71,438
Element Solutions Inc.	31,997	659,778
GCP Applied Technologies Inc.(a)	4,779	149,917
Hawkins Inc.	2,419	90,180
HB Fuller Co.	6,669	444,822
Huntsman Corp.	23,353	790,966
Ingevity Corp.(a)	3,968	237,683
Innospec Inc.	2,187	208,443
Intrepid Potash Inc.(a)	1,385	106,063
Kronos Worldwide Inc.	1,807	27,503
Livent Corp.(a)(b)	34,804	743,414
Loop Industries Inc.(a)	5,047	32,806
Quaker Chemical Corp.	2,879	468,442
Sensient Technologies Corp.	4,674	395,420
Stepan Co.	1,989	203,097
Tronox Holdings PLC, Class A	14,770	254,044
Valvoline Inc.	14,120	426,848
Zymergen Inc.(a)(b)	3,466	5,823

		7,519,202

Commercial Services & Supplies — 1.6%
ACV Auctions Inc., Class A(a)(b)	20,166	269,216
Brady Corp., Class A, NVS	3,867	173,048

Security	Shares	Value

Commercial Services & Supplies (continued)
Brink’s Co. (The)	5,281	$311,315
Casella Waste Systems Inc., Class A(a)	10,816	889,508
Cimpress PLC(a)	2,662	134,458
Clean Harbors Inc.(a)	6,756	708,907
Driven Brands Holdings Inc.(a)(b)	11,909	332,142
Harsco Corp.(a)	6,866	70,171
Kimball International Inc., Class B	4,256	32,686
MillerKnoll Inc.	7,685	243,845
Montrose Environmental Group Inc.(a)	3,842	174,312
MSA Safety Inc.	4,767	575,329
Shapeways Holdings Inc.(a)	3,106	5,901
SP Plus Corp.(a)	1,622	46,227
Steelcase Inc., Class A	10,195	119,587
Stericycle Inc.(a)(b)	8,431	423,152
U.S. Ecology Inc.(a)	2,717	130,389
UniFirst Corp./MA	1,358	233,983
Viad Corp.(a)	2,774	90,849

		4,965,025

Communications Equipment — 0.9%
Aviat Networks Inc.(a)	778	23,262
CalAmp Corp.(a)	4,154	22,722
Calix Inc.(a)	11,835	472,335
Cambium Networks Corp.(a)	2,507	38,282
Casa Systems Inc.(a)(b)	7,705	37,755
Clearfield Inc.(a)	2,497	145,400
Digi International Inc.(a)	4,100	77,572
Extreme Networks Inc.(a)	15,308	146,957
Harmonic Inc.(a)	21,976	182,401
Infinera Corp.(a)	21,998	169,165
Inseego Corp.(a)(b)	9,048	25,787
Lumentum Holdings Inc.(a)	8,073	655,608
Viasat Inc.(a)(b)	16,030	590,064
Viavi Solutions Inc.(a)	27,501	394,364

		2,981,674

Construction & Engineering — 1.8%
Ameresco Inc., Class A(a)	6,659	335,880
API Group Corp.(a)	25,646	475,990
Arcosa Inc.	4,182	223,862
Comfort Systems USA Inc.	5,165	436,029
Construction Partners Inc., Class A(a)(b)	8,823	227,722
Dycom Industries Inc.(a)(b)	3,241	275,193
EMCOR Group Inc.	4,676	497,901
Granite Construction Inc.	3,604	106,859
Great Lakes Dredge & Dock Corp.(a)	4,487	61,965
IES Holdings Inc.(a)	890	26,077
Infrastructure and Energy Alternatives Inc.(a)	2,320	21,692
MasTec Inc.(a)	5,534	398,503
MYR Group Inc.(a)	1,840	145,526
NV5 Global Inc.(a)(b)	2,548	305,250
Valmont Industries Inc.	2,083	518,271
WillScot Mobile Mini Holdings Corp.(a)	47,917	1,681,887

		5,738,607

Construction Materials — 0.4%
Eagle Materials Inc.	5,421	668,518
Summit Materials Inc., Class A(a)	16,394	455,753

		1,124,271

Consumer Finance — 0.4%
Atlanticus Holdings Corp.(a)	728	31,333
FirstCash Holdings Inc.	3,196	254,977

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
Green Dot Corp., Class A(a)	5,201	$137,723
LendingClub Corp.(a)	21,801	332,465
LendingTree Inc.(a)	2,484	197,279
Moneylion Inc.(a)	19,659	40,891
Nelnet Inc., Class A	2,068	169,721

		1,164,389

Containers & Packaging — 0.3%
Graphic Packaging Holding Co.	28,649	624,548
Myers Industries Inc.	3,898	85,483
Pactiv Evergreen Inc.	5,402	53,264
Ranpak Holdings Corp.(a)(b)	8,782	132,433

		895,728

Distributors — 0.0%
Funko Inc., Class A(a)	3,318	54,050

Diversified Consumer Services — 1.1%
2U Inc.(a)(b)	16,452	164,191
American Public Education Inc.(a)	1,773	34,467
Carriage Services Inc.	1,553	66,608
Coursera Inc.(a)(b)	18,108	340,611
Duolingo Inc, Class A(a)(b)	1,863	161,094
European Wax Center Inc., Class A	3,012	82,679
frontdoor Inc.(a)(b)	8,638	267,000
Grand Canyon Education Inc.(a)	2,943	282,440
Laureate Education Inc., Class A	16,685	189,041
Mister Car Wash Inc.(a)(b)	8,187	117,893
OneSpaWorld Holdings Ltd.(a)(b)	12,544	125,942
PowerSchool Holdings Inc., Class A(a)	5,813	88,009
Stride Inc.(a)	5,850	229,905
Terminix Global Holdings Inc.(a)	26,039	1,194,930
Udemy Inc.(a)	3,224	35,174

		3,379,984

Diversified Financial Services — 0.2%
Cannae Holdings Inc.(a)	7,624	170,777
Jackson Financial Inc., Class A	8,822	373,259

		544,036

Diversified Telecommunication Services — 0.6%
Anterix Inc.(a)	1,924	99,740
Bandwidth Inc., Class A(a)	4,991	110,401
Cogent Communications Holdings Inc.	4,465	261,202
Globalstar Inc.(a)(b)	143,947	166,979
IDT Corp., Class B(a)	1,820	48,194
Iridium Communications Inc.(a)	28,431	1,015,271
Liberty Latin America Ltd., Class A(a)	4,720	43,613
Liberty Latin America Ltd., Class C, NVS(a)	17,777	164,259
Ooma Inc.(a)	4,696	60,297

		1,969,956

Electric Utilities — 0.1%
MGE Energy Inc.	2,989	232,753
Otter Tail Corp.	3,053	176,952

		409,705

Electrical Equipment — 0.9%
Acuity Brands Inc.	3,084	531,928
American Superconductor Corp.(a)	5,469	29,150
Array Technologies Inc.(a)	25,828	168,657
AZZ Inc.	1,641	74,895
Blink Charging Co.(a)(b)	7,816	149,286
Bloom Energy Corp., Class A(a)	31,819	590,561
Encore Wire Corp.	1,773	200,012

Security	Shares	Value

Electrical Equipment (continued)
EnerSys	2,713	$177,593
Eos Energy Enterprises Inc.(a)(b)	8,311	17,619
Fluence Energy Inc., Class A(a)(b)	7,317	67,097
FTC Solar Inc.(a)	2,833	7,932
FuelCell Energy Inc.(a)	78,827	321,614
Romeo Power Inc.(a)(b)	20,131	22,144
Shoals Technologies Group Inc., Class A(a)(b)	22,323	222,784
TPI Composites Inc.(a)	8,132	93,030
Vicor Corp.(a)	4,593	277,968

		2,952,270

Electronic Equipment, Instruments & Components — 2.7%
908 Devices Inc.(a)(b)	3,609	64,060
Advanced Energy Industries Inc.	4,253	325,440
Akoustis Technologies Inc.(a)(b)	11,206	49,755
Alpine 4 Holdings Inc.(a)(b)	34,594	26,890
Badger Meter Inc.	6,280	506,733
Belden Inc.	3,906	201,667
Benchmark Electronics Inc.	3,050	72,468
Coherent Inc.(a)	5,326	1,426,835
CTS Corp.	4,483	158,564
Fabrinet(a)	4,360	428,108
FARO Technologies Inc.(a)	3,905	133,903
Identiv Inc.(a)	4,960	60,462
Itron Inc.(a)	9,739	465,329
Knowles Corp.(a)	6,937	128,473
Lightwave Logic Inc.(a)(b)	21,899	248,992
Littelfuse Inc.	5,288	1,212,274
MicroVision Inc.(a)(b)	35,613	115,030
National Instruments Corp.	12,365	446,871
nLight Inc.(a)	9,362	123,110
Novanta Inc.(a)(b)	7,633	982,367
PAR Technology Corp.(a)(b)	5,454	180,200
Rogers Corp.(a)	4,027	1,090,190

		8,447,721

Energy Equipment & Services — 0.8%
Cactus Inc., Class A	12,737	635,958
ChampionX Corp.	27,317	576,389
Core Laboratories NV(b)	10,014	260,364
DMC Global Inc.(a)	4,146	82,879
Dril-Quip Inc.(a)	4,204	121,411
Oceaneering International Inc.(a)	14,175	160,603
Patterson-UTI Energy Inc.	25,857	425,089
TETRA Technologies Inc.(a)(b)	8,431	31,026
Weatherford International PLC(a)	7,102	229,253

		2,522,972

Entertainment — 0.6%
Cinedigm Corp., Class A(a)(b)	29,792	20,738
CuriosityStream Inc.(a)	5,423	11,009
IMAX Corp.(a)	10,632	168,198
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)	8,047	202,060
Madison Square Garden Sports Corp.(a)	1,859	301,362
Sciplay Corp., Class A(a)	2,538	33,908
Skillz Inc., Class A(a)(b)	55,855	114,503
Warner Music Group Corp., Class A	24,787	737,909
World Wrestling Entertainment Inc., Class A	6,085	355,303

		1,944,990

Equity Real Estate Investment Trusts (REITs) — 6.6%
Acadia Realty Trust	7,937	166,042
Agree Realty Corp.	6,822	463,350

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Alexander & Baldwin Inc.	15,648	$331,738
Alexander’s Inc.	197	48,889
American Assets Trust Inc.	4,570	167,262
American Campus Communities Inc.	10,868	702,834
Apple Hospitality REIT Inc.	27,570	487,713
Brandywine Realty Trust	10,934	127,600
Brixmor Property Group Inc.	20,830	528,665
CatchMark Timber Trust Inc., Class A	4,454	36,567
Centerspace	1,539	141,988
Chatham Lodging Trust(a)	3,915	56,219
Community Healthcare Trust Inc.	5,062	186,383
Corporate Office Properties Trust	8,194	218,698
Cousins Properties Inc.	13,214	474,383
CTO Realty Growth Inc.	1,288	82,136
DiamondRock Hospitality Co.(a)	15,005	159,353
DigitalBridge Group Inc.(a)	40,341	280,773
Douglas Emmett Inc.	15,477	455,952
EastGroup Properties Inc.	8,740	1,638,750
EPR Properties	9,363	491,745
Equity Commonwealth(a)	7,855	205,722
Essential Properties Realty Trust Inc.	15,864	380,736
First Industrial Realty Trust Inc.	16,893	979,794
Four Corners Property Trust Inc.	8,954	245,877
Gladstone Land Corp.	3,192	116,189
Global Medical REIT Inc.	6,159	90,907
Global Net Lease Inc.	7,355	103,191
Healthcare Realty Trust Inc.	10,547	285,613
Healthcare Trust of America Inc., Class A	21,861	665,886
Hudson Pacific Properties Inc.	12,782	297,565
Independence Realty Trust Inc.	23,891	651,269
Innovative Industrial Properties Inc.	5,850	845,851
Kite Realty Group Trust	14,884	331,913
LXP Industrial Trust	19,592	245,880
National Storage Affiliates Trust	17,601	996,217
NETSTREIT Corp.	8,584	185,586
NexPoint Residential Trust Inc.	2,511	223,881
Outfront Media Inc.	13,164	336,998
Pebblebrook Hotel Trust(b)	17,530	428,083
Physicians Realty Trust	17,034	291,963
Piedmont Office Realty Trust Inc., Class A	8,539	137,478
Plymouth Industrial REIT Inc.	3,831	92,404
PS Business Parks Inc.	1,960	366,912
Rayonier Inc.	19,247	831,470
Retail Opportunity Investments Corp.	10,778	200,794
RPT Realty	6,144	81,654
Ryman Hospitality Properties Inc.(a)	5,183	484,507
Safehold Inc.	3,053	131,432
Service Properties Trust	12,338	100,185
SITE Centers Corp.	15,825	251,617
Spirit Realty Capital Inc.	10,879	472,692
STAG Industrial Inc.	21,469	801,223
Tanger Factory Outlet Centers Inc.	7,370	118,878
Terreno Realty Corp.	16,233	1,180,951
UMH Properties Inc.	6,535	153,703
Uniti Group Inc.	21,334	264,328
Universal Health Realty Income Trust	1,217	61,081
Urban Edge Properties	9,846	184,022
Urstadt Biddle Properties Inc., Class A	2,074	35,984

		21,107,476

Security	Shares	Value

Food & Staples Retailing — 0.7%
Casey’s General Stores Inc.	3,333	$670,933
Grocery Outlet Holding Corp.(a)	5,912	199,057
Performance Food Group Co.(a)(b)	20,381	1,003,764
PriceSmart Inc.	2,584	205,299

		2,079,053

Food Products — 1.6%
Beyond Meat Inc.(a)(b)	12,966	478,186
Calavo Growers Inc.	1,287	46,641
Freshpet Inc.(a)(b)	9,337	871,609
Hain Celestial Group Inc. (The)(a)	8,711	292,167
Hostess Brands Inc.(a)	13,404	304,137
J&J Snack Foods Corp.	1,615	241,765
John B Sanfilippo & Son Inc.	589	45,730
Lancaster Colony Corp.	2,231	346,206
Mission Produce Inc.(a)	3,158	40,170
Pilgrim’s Pride Corp.(a)	4,276	121,225
Post Holdings Inc.(a)	6,456	480,262
Sanderson Farms Inc.	2,645	500,884
Seaboard Corp.	25	105,625
Simply Good Foods Co. (The)(a)	18,243	759,821
Sovos Brands Inc.(a)	5,341	80,649
Tattooed Chef Inc.(a)(b)	9,623	76,888
Tootsie Roll Industries Inc.	1,835	64,280
Vita Coco Co. Inc. (The)(a)(b)	2,432	26,411
Vital Farms Inc.(a)(b)	5,134	59,041
Whole Earth Brands Inc.(a)	4,454	30,777

		4,972,474

Gas Utilities — 0.1%
Chesapeake Utilities Corp.	2,141	267,989

Health Care Equipment & Supplies — 6.4%
Accuray Inc.(a)(b)	9,039	24,044
Alphatec Holdings Inc.(a)	14,520	157,542
AngioDynamics Inc.(a)	8,334	175,431
Artivion Inc.(a)	3,104	62,980
Asensus Surgical Inc.(a)(b)	50,459	22,873
Aspira Women’s Health Inc.(a)(b)	12,598	8,017
AtriCure Inc.(a)	9,883	513,224
Atrion Corp.	179	112,165
Avanos Medical Inc.(a)	4,326	126,146
Axogen Inc.(a)	9,021	65,312
Axonics Inc.(a)	9,969	516,594
BioLife Solutions Inc.(a)	6,436	81,544
Cardiovascular Systems Inc.(a)	8,823	164,990
Cerus Corp.(a)	36,940	170,663
ClearPoint Neuro Inc.(a)	3,643	31,221
CONMED Corp.	6,296	837,116
CryoPort Inc.(a)	10,600	239,136
Cutera Inc.(a)	3,509	190,574
CVRx Inc.(a)	1,536	9,569
Eargo Inc.(a)	4,774	18,046
Enovis Corp.(a)	6,514	422,563
Envista Holdings Corp.(a)	23,178	918,312
Establishment Labs Holdings Inc.(a)(b)	4,721	334,058
Figs Inc., Class A(a)(b)	7,907	123,824
Glaukos Corp.(a)(b)	10,091	477,203
Globus Medical Inc., Class A(a)	17,009	1,126,336
Haemonetics Corp.(a)	5,076	257,201
Heska Corp.(a)	2,318	254,609
ICU Medical Inc.(a)(b)	2,729	583,979

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Inari Medical Inc.(a)	6,875	$554,812
Integer Holdings Corp.(a)	3,998	300,530
Integra LifeSciences Holdings Corp.(a)	15,682	959,111
Intersect ENT Inc.(a)	3,780	103,459
iRhythm Technologies Inc.(a)(b)	6,336	781,672
Lantheus Holdings Inc.(a)	14,577	968,059
LeMaitre Vascular Inc.	4,164	179,926
LivaNova PLC(a)	11,471	879,367
Meridian Bioscience Inc.(a)	6,135	156,995
Merit Medical Systems Inc.(a)	10,936	678,141
Mesa Laboratories Inc.	1,127	240,761
Natus Medical Inc.(a)	3,876	128,955
Neogen Corp.(a)	23,207	612,665
Nevro Corp.(a)	7,512	463,415
NuVasive Inc.(a)	4,380	225,307
Omnicell Inc.(a)	9,455	1,032,202
OraSure Technologies Inc.(a)	15,924	97,773
Ortho Clinical Diagnostics Holdings PLC(a)	24,499	431,427
Orthofix Medical Inc.(a)(b)	4,239	131,409
OrthoPediatrics Corp.(a)	2,990	134,789
Outset Medical Inc.(a)	8,841	308,374
PROCEPT BioRobotics Corp.(a)	1,476	52,487
Pulmonx Corp.(a)	7,478	180,220
Retractable Technologies Inc.(a)(b)	2,478	9,491
RxSight Inc.(a)	1,538	18,871
SeaSpine Holdings Corp.(a)	7,121	66,296
Senseonics Holdings Inc.(a)(b)	87,717	122,804
Shockwave Medical Inc.(a)	7,591	1,147,228
SI-BONE Inc.(a)(b)	5,917	118,222
Sientra Inc.(a)	12,083	17,158
Sight Sciences Inc.(a)	2,187	15,265
Silk Road Medical Inc.(a)	7,467	261,718
STAAR Surgical Co.(a)	10,260	585,743
Stereotaxis Inc.(a)	9,782	24,455
Surmodics Inc.(a)	2,985	115,400
Tactile Systems Technology Inc.(a)	4,316	72,854
TransMedics Group Inc.(a)	5,944	124,586
Treace Medical Concepts Inc.(a)	2,476	48,530
Vapotherm Inc.(a)	4,906	21,783
ViewRay Inc.(a)	32,971	88,033
Zynex Inc.(b)	4,654	29,646

		20,515,211

Health Care Providers & Services — 3.4%
1Life Healthcare Inc.(a)	36,626	258,213
Acadia Healthcare Co. Inc.(a)(b)	8,295	563,065
Accolade Inc.(a)	12,392	68,899
AdaptHealth Corp.(a)(b)	20,874	264,265
Addus HomeCare Corp.(a)	2,435	205,222
Agiliti Inc.(a)(b)	5,864	115,755
Alignment Healthcare Inc.(a)	3,224	30,983
Amedisys Inc.(a)(b)	4,662	595,104
AMN Healthcare Services Inc.(a)	6,177	603,802
Apollo Medical Holdings Inc.(a)(b)	8,159	297,640
Aveanna Healthcare Holdings Inc.(a)	9,153	26,727
Castle Biosciences Inc.(a)	5,053	112,884
CorVel Corp.(a)	2,024	313,882
Covetrus Inc.(a)	12,835	177,123
Encompass Health Corp.	11,047	760,365
Ensign Group Inc. (The)	8,052	646,817
Hanger Inc.(a)	2,609	42,892

Security	Shares	Value

Health Care Providers & Services (continued)
HealthEquity Inc.(a)	8,142	$507,409
Innovage Holding Corp.(a)(b)	3,942	18,094
Invitae Corp.(a)	22,628	120,155
Joint Corp. (The)(a)	3,107	94,826
LHC Group Inc.(a)	3,553	589,265
MEDNAX Inc.(a)	7,882	145,975
ModivCare Inc.(a)	1,399	145,454
OPKO Health Inc.(a)	26,557	71,704
Option Care Health Inc.(a)	29,720	888,034
Owens & Minor Inc.	6,538	232,034
Pennant Group Inc. (The)(a)	5,911	96,881
PetIQ Inc.(a)	5,748	114,385
Privia Health Group Inc.(a)	5,714	125,651
Progyny Inc.(a)(b)	14,907	573,174
R1 RCM Inc.(a)	28,720	646,774
RadNet Inc.(a)	10,010	195,195
Select Medical Holdings Corp.	9,528	215,428
Signify Health Inc., Class A(a)(b)	5,109	70,504
Surgery Partners Inc.(a)(b)	7,618	389,737
Tivity Health Inc.(a)	6,124	196,764
U.S. Physical Therapy Inc.	2,774	287,858

		10,808,939

Health Care Technology — 1.2%
American Well Corp., Class A(a)(b)	41,866	131,040
Certara Inc.(a)(b)	22,331	409,774
Convey Health Solutions Holdings Inc.(a)(b)	2,721	13,850
Doximity Inc., Class A(a)	19,928	794,529
Evolent Health Inc., Class A(a)	7,109	195,640
Health Catalyst Inc.(a)(b)	11,167	185,819
HealthStream Inc.(a)	3,347	63,928
Inspire Medical Systems Inc.(a)	5,885	1,210,898
OptimizeRx Corp.(a)	3,807	107,015
Phreesia Inc.(a)	11,042	252,641
Schrodinger Inc.(a)(b)	10,141	250,685
Simulations Plus Inc.	3,347	156,171
Tabula Rasa HealthCare Inc.(a)	5,507	18,558

		3,790,548

Hotels, Restaurants & Leisure — 4.6%
Accel Entertainment Inc.(a)(b)	12,019	142,185
Bally’s Corp.(a)	6,311	188,320
BJ’s Restaurants Inc.(a)	1,863	51,773
Boyd Gaming Corp.	17,675	1,070,751
Century Casinos Inc.(a)	5,898	61,752
Choice Hotels International Inc.	7,049	990,103
Chuy’s Holdings Inc.(a)	1,567	39,191
Cracker Barrel Old Country Store Inc.	1,594	176,918
Denny’s Corp.(a)	4,261	54,626
Dine Brands Global Inc.	1,592	114,130
Dutch Bros. Inc.(a)(b)	5,140	245,538
Esports Technologies Inc.(a)(b)	698	2,548
Everi Holdings Inc.(a)	19,642	340,985
F45 Training Holdings Inc.(a)	4,574	40,205
First Watch Restaurant Group Inc.(a)	1,966	25,558
Full House Resorts Inc.(a)	3,644	32,978
GAN Ltd.(a)	8,855	33,029
Golden Nugget Online Gaming Inc.(a)(b)	9,351	46,848
Hilton Grand Vacations Inc.(a)	10,159	475,746
Hyatt Hotels Corp., Class A(a)	10,847	1,030,031
Jack in the Box Inc.	2,231	184,638

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Krispy Kreme Inc.(b)	6,363	$84,501
Kura Sushi USA Inc., Class A(a)	904	45,363
Lindblad Expeditions Holdings Inc.(a)(b)	6,608	101,168
Marriott Vacations Worldwide Corp.	3,909	583,731
Monarch Casino & Resort Inc.(a)	2,813	197,332
Noodles & Co.(a)	3,097	17,250
ONE Group Hospitality Inc. (The)(a)	5,440	50,646
Papa John’s International Inc.	6,954	633,162
Planet Fitness Inc., Class A(a)	17,902	1,432,697
PlayAGS Inc.(a)	3,190	21,054
Portillo’s Inc., Class A(a)(b)	4,595	95,714
RCI Hospitality Holdings Inc.	1,720	106,571
Red Rock Resorts Inc., Class A	11,344	498,682
Rush Street Interactive Inc.(a)	11,582	73,546
Ruth’s Hospitality Group Inc.	2,510	52,635
Scientific Games Corp./DE, Class A(a)	9,040	506,782
SeaWorld Entertainment Inc.(a)	4,665	314,608
Shake Shack Inc., Class A(a)(b)	8,445	488,374
Six Flags Entertainment Corp.(a)	7,132	272,942
Texas Roadhouse Inc.	10,115	832,768
Wendy’s Co. (The)	21,564	426,105
Wingstop Inc.	6,405	587,723
Wyndham Hotels & Resorts Inc.	20,053	1,763,862
Xponential Fitness Inc., Class A(a)	2,183	45,232

		14,580,301

Household Durables — 1.3%
Cavco Industries Inc.(a)	1,847	436,354
Cricut Inc., Class A(a)(b)	7,752	90,078
Dream Finders Homes Inc., Class A(a)(b)	1,395	24,175
Helen of Troy Ltd.(a)(b)	2,919	626,155
Installed Building Products Inc.	5,037	405,327
iRobot Corp.(a)	3,301	167,196
Leggett & Platt Inc.	11,326	403,545
LGI Homes Inc.(a)(b)	2,883	270,166
Lovesac Co. (The)(a)(b)	2,929	128,407
Purple Innovation Inc., Class A(a)(b)	12,253	50,482
Skyline Champion Corp.(a)	11,407	582,213
Snap One Holdings Corp.(a)(b)	3,151	37,655
Sonos Inc.(a)(b)	27,499	627,527
Traeger Inc.(a)(b)	2,577	15,436
Vizio Holding Corp., Class A(a)(b)	7,783	56,349
Vuzix Corp.(a)(b)	12,991	67,164
Weber Inc., Class A(b)	1,602	14,066

		4,002,295

Household Products — 0.3%
Energizer Holdings Inc.	6,950	210,516
Spectrum Brands Holdings Inc.	3,964	337,217
WD-40 Co.	2,949	542,557

		1,090,290

Independent Power and Renewable Electricity Producers — 0.4%
Clearway Energy Inc., Class A	4,566	129,766
Clearway Energy Inc., Class C	10,935	333,846
Ormat Technologies Inc.	5,915	459,595
Sunnova Energy International Inc.(a)(b)	19,952	344,571

		1,267,778

Insurance — 2.1%
BRP Group Inc., Class A(a)	11,458	264,909
GoHealth Inc., Class A(a)(b)	7,487	5,594
Goosehead Insurance Inc., Class A	4,286	246,402

Security	Shares	Value

Insurance (continued)
HCI Group Inc.	1,187	$76,075
Kemper Corp.	5,764	266,066
Kinsale Capital Group Inc.(b)	4,624	1,025,095
Lemonade Inc.(a)(b)	8,205	171,156
National Western Life Group Inc., Class A	188	37,367
Oscar Health Inc., Class A(a)(b)	5,083	37,411
Primerica Inc.	4,455	577,190
ProAssurance Corp.	1,417	34,816
RenaissanceRe Holdings Ltd.	9,504	1,364,014
RLI Corp.	8,639	991,585
Ryan Specialty Group Holdings Inc., Class A(a)	5,565	205,849
Selective Insurance Group Inc.	5,283	435,108
Selectquote Inc.(a)(b)	9,834	20,258
Stewart Information Services Corp.	2,579	133,076
Trupanion Inc.(a)	7,387	469,961
White Mountains Insurance Group Ltd.	215	225,324

		6,587,256

Interactive Media & Services — 0.8%
Angi Inc.(a)(b)	16,280	71,795
Bumble Inc., Class A(a)(b)	15,592	374,052
Cargurus Inc.(a)	13,305	434,807
Eventbrite Inc., Class A(a)	6,159	65,162
EverQuote Inc., Class A(a)	2,187	30,356
fuboTV Inc.(a)(b)	33,003	125,081
MediaAlpha Inc., Class A(a)(b)	4,616	68,040
Outbrain Inc.(a)	940	8,460
QuinStreet Inc.(a)	6,128	58,277
TripAdvisor Inc.(a)	10,517	269,971
TrueCar Inc.(a)	10,896	39,008
Vimeo Inc.(a)	33,585	342,231
Yelp Inc.(a)	8,798	286,199
Ziff Davis Inc.(a)	4,470	394,969
ZipRecruiter Inc.(a)	2,652	59,697

		2,628,105

Internet & Direct Marketing Retail — 0.6%
1-800-Flowers.com Inc., Class A(a)	3,889	39,668
1847 Goedeker Inc.(a)	11,425	14,510
1stdibs.com Inc.(a)	1,273	9,624
CarParts.com Inc.(a)(b)	6,811	40,798
Duluth Holdings Inc., Class B(a)	1,742	21,340
Lands’ End Inc.(a)	1,284	18,002
Liquidity Services Inc.(a)(b)	5,693	82,093
Overstock.com Inc.(a)(b)	9,292	311,840
PetMed Express Inc.	1,743	38,172
Porch Group Inc.(a)	16,582	61,353
Poshmark Inc., Class A(a)(b)	7,856	86,730
Quotient Technology Inc.(a)	10,104	53,652
RealReal Inc. (The)(a)	17,496	94,828
Revolve Group Inc.(a)	8,521	360,097
Shutterstock Inc.	4,994	378,146
Stitch Fix Inc., Class A(a)	18,072	171,684
ThredUp Inc., Class A(a)	11,177	73,656
Xometry Inc., Class A(a)(b)	1,522	49,952

		1,906,145

IT Services — 3.2%
BigCommerce Holdings Inc., Series 1(a)	12,892	230,380
Brightcove Inc.(a)	8,907	62,794
Cantaloupe Inc.(a)	12,669	69,299
Euronet Worldwide Inc.(a)(b)	11,370	1,383,160

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
EVERTEC Inc.	8,960	$353,024
Evo Payments Inc., Class A(a)	3,579	80,635
ExlService Holdings Inc.(a)	5,072	690,553
Fastly Inc., Class A(a)	22,953	364,953
Flywire Corp.(a)	2,319	70,753
GreenBox POS(a)(b)	3,946	14,245
Grid Dynamics Holdings Inc.(a)	9,812	136,583
Hackett Group Inc. (The)	3,208	75,356
I3 Verticals Inc., Class A(a)(b)	2,689	73,813
Information Services Group Inc.	7,638	47,890
International Money Express Inc.(a)	7,227	143,600
LiveRamp Holdings Inc.(a)	14,734	461,469
Marqeta Inc., Class A(a)	50,178	466,655
Maximus Inc.	6,278	457,541
Paya Holdings Inc., Class A(a)(b)	18,486	94,094
Paymentus Holdings Inc., Class A(a)(b)	2,815	46,616
Payoneer Global Inc.(a)	41,763	174,569
Perficient Inc.(a)	7,070	702,829
Rackspace Technology Inc.(a)(b)	5,749	56,858
Repay Holdings Corp.(a)(b)	15,933	213,184
Shift4 Payments Inc., Class A(a)(b)	11,096	582,096
SolarWinds Corp.	4,429	54,787
Squarespace Inc., Class A(a)(b)	5,982	119,461
Switch Inc., Class A	28,442	849,278
TaskUS Inc., Class A(a)	5,834	168,544
Toast Inc.(a)(b)	15,923	296,645
TTEC Holdings Inc.	3,960	292,288
Tucows Inc., Class A(a)(b)	2,025	116,680
Verra Mobility Corp.(a)	27,490	385,685
WEX Inc.(a)	6,041	1,004,256

		10,340,573

Leisure Products — 0.4%
Acushnet Holdings Corp.	3,769	153,549
American Outdoor Brands Inc.(a)	1,382	17,413
AMMO Inc.(a)(b)	18,662	75,581
Callaway Golf Co.(a)(b)	25,163	552,076
Clarus Corp.	5,782	129,228
Genius Brands International Inc.(a)(b)	62,035	44,045
Johnson Outdoors Inc., Class A	568	43,441
Latham Group Inc.(a)	6,919	83,028
Malibu Boats Inc., Class A(a)	1,541	77,497
Solo Brands Inc., Class A(a)(b)	2,728	16,286
Vinco Ventures Inc.(a)(b)	25,586	63,453

		1,255,597

Life Sciences Tools & Services — 1.0%
Absci Corp.(a)(b)	2,685	15,868
Adaptive Biotechnologies Corp.(a)(b)	23,439	193,372
Akoya Biosciences Inc.(a)	1,385	13,033
Alpha Teknova Inc.(a)	1,296	14,554
Berkeley Lights Inc.(a)	8,784	43,700
BioNano Genomics Inc.(a)(b)	61,812	100,754
ChromaDex Corp.(a)(b)	11,632	21,985
Codexis Inc.(a)	12,648	152,155
Cytek Biosciences Inc.(a)	3,128	29,560
Inotiv Inc.(a)	3,258	46,427
Maravai LifeSciences Holdings Inc., Class A(a)	9,869	303,274
Medpace Holdings Inc.(a)(b)	6,187	826,398
NanoString Technologies Inc.(a)	9,761	183,312
NeoGenomics Inc.(a)	26,481	250,245

Security	Shares	Value

Life Sciences Tools & Services (continued)
Pacific Biosciences of California Inc.(a)(b)	47,466	$300,934
Personalis Inc.(a)(b)	4,779	26,762
Quanterix Corp.(a)	7,332	162,697
Rapid Micro Biosystems Inc., Cass A(a)(b)	1,733	10,103
Seer Inc., Class A(a)(b)	7,534	54,848
Sotera Health Co.(a)	21,216	432,382
Standard BioTools Inc.(a)(b)	5,198	13,775

		3,196,138

Machinery — 3.9%
Agrify Corp.(a)(b)	4,554	13,161
Alamo Group Inc.	1,161	146,797
Albany International Corp., Class A	3,872	302,868
Altra Industrial Motion Corp.	5,665	220,935
Astec Industries Inc.	2,555	99,901
Blue Bird Corp.(a)(b)	1,911	30,633
Chart Industries Inc.(a)(b)	7,660	1,293,161
Columbus McKinnon Corp./NY	3,321	117,729
Crane Co.	6,148	591,622
Desktop Metal Inc., Class A(a)	20,168	70,790
Energy Recovery Inc.(a)	8,177	151,438
Enerpac Tool Group Corp.	6,177	124,034
EnPro Industries Inc.	2,098	195,555
ESCO Technologies Inc.	5,580	348,471
Evoqua Water Technologies Corp.(a)(b)	25,942	1,081,522
Federal Signal Corp.	6,997	238,108
Flowserve Corp.	11,425	373,712
Franklin Electric Co. Inc.	8,300	580,502
Gorman-Rupp Co. (The)	2,834	90,291
Helios Technologies Inc.	6,972	468,379
Hydrofarm Holdings Group Inc.(a)(b)	7,686	73,401
Ideanomics Inc.(a)(b)	93,921	67,548
John Bean Technologies Corp.	6,805	802,241
Kadant Inc.	2,500	462,500
Lindsay Corp.	2,347	317,197
Meritor Inc.(a)	6,033	216,645
Mueller Industries Inc.	6,053	327,770
Mueller Water Products Inc., Class A	18,288	220,005
Proto Labs Inc.(a)	5,916	252,081
RBC Bearings Inc.(a)(b)	3,845	647,306
Shyft Group Inc. (The)	6,902	175,794
SPX Corp.(a)	5,661	237,196
Standex International Corp.	1,376	129,399
Tennant Co.	1,478	95,449
Terex Corp.	9,995	339,830
Titan International Inc.(a)	4,778	66,223
Trinity Industries Inc.	11,533	319,925
Wabash National Corp.	3,230	46,221
Watts Water Technologies Inc., Class A	5,932	756,093
Welbilt Inc.(a)	15,029	354,985

		12,447,418

Marine — 0.2%
Genco Shipping & Trading Ltd.	2,885	63,556
Kirby Corp.(a)	3,968	258,714
Matson Inc.	3,812	327,908

		650,178

Media — 0.4%
Audacy Inc(a)	10,222	25,964
Boston Omaha Corp., Class A(a)	3,707	77,254
Cardlytics Inc.(a)	7,168	244,644

78	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Entravision Communications Corp., Class A	6,453	$33,362
EW Scripps Co. (The), Class A, NVS(a)	5,910	97,279
Gannett Co. Inc.(a)	13,713	54,989
Magnite Inc.(a)(b)	24,794	239,262
PubMatic Inc., Class A(a)	5,907	133,321
TechTarget Inc.(a)	5,710	384,340

		1,290,415

Metals & Mining — 0.9%
Century Aluminum Co.(a)	4,157	70,129
Compass Minerals International Inc.	5,035	297,719
Gatos Silver Inc.(a)(b)	9,905	33,479
Haynes International Inc.	1,596	62,372
Hecla Mining Co.	48,942	254,988
Materion Corp.	2,996	255,109
McEwen Mining Inc.(a)	37,275	24,982
MP Materials Corp.(a)	16,083	611,797
Piedmont Lithium Inc.(a)(b)	2,006	131,212
Royal Gold Inc.	8,829	1,152,008

		2,893,795

Mortgage Real Estate Investment — 0.2%
Angel Oak Mortgage Inc.	1,454	23,497
Broadmark Realty Capital Inc.	18,232	142,392
Ellington Financial Inc.	4,814	77,939
Hannon Armstrong Sustainable Infrastructure Capital Inc.	10,771	430,732

		674,560

Multiline Retail — 0.1%
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	7,407	355,906

Oil, Gas & Consumable Fuels — 1.7%
Aemetis Inc.(a)(b)	3,597	32,841
Antero Resources Corp.(a)(b)	25,083	882,921
Brigham Minerals Inc., Class A	5,773	143,055
Centrus Energy Corp., Class A(a)	1,481	41,112
Clean Energy Fuels Corp.(a)(b)	36,663	214,845
Crescent Energy Inc.(b)	2,835	44,538
Denbury Inc.(a)(b)	10,814	691,880
EQT Corp.(a)	22,420	891,195
Gevo Inc.(a)(b)	46,110	171,068
Green Plains Inc.(a)	1,186	33,291
Gulfport Energy Corp.(a)	1,188	111,648
Magnolia Oil & Gas Corp., Class A	17,090	397,172
New Fortress Energy Inc.	8,901	345,181
NextDecade Corp.(a)	3,003	16,787
SM Energy Co.	14,968	531,813
Talos Energy Inc.(a)	3,842	69,809
Tellurian Inc.(a)(b)	84,540	421,009
Uranium Energy Corp.(a)	57,652	245,021

		5,285,186

Paper & Forest Products — 0.0%
Glatfelter Corp.	5,170	56,870

Personal Products — 0.4%
BellRing Brands Inc.(a)	13,586	291,148
elf Beauty Inc.(a)	10,306	250,745
Honest Co. Inc. (The)(a)(b)	5,463	21,634
Inter Parfums Inc.	3,806	311,064
Medifast Inc.	1,662	296,434
Thorne HealthTech Inc.(a)(b)	1,480	9,916
USANA Health Sciences Inc.(a)	1,307	100,195

Security	Shares	Value

Personal Products (continued)
Veru Inc.(a)(b)	12,458	$146,008

		1,427,144

Pharmaceuticals — 1.6%
9 Meters Biopharma Inc.(a)	53,749	22,456
Aclaris Therapeutics Inc.(a)	9,954	122,633
Aerie Pharmaceuticals Inc.(a)	5,870	41,736
Amphastar Pharmaceuticals Inc.(a)(b)	5,152	182,741
Ampio Pharmaceuticals Inc.(a)(b)	47,107	10,844
Antares Pharma Inc.(a)	36,566	203,490
Arvinas Inc.(a)	5,719	314,373
Axsome Therapeutics Inc.(a)	6,418	203,771
Cassava Sciences Inc.(a)(b)	8,150	170,090
Clearside Biomedical Inc.(a)	10,674	16,331
Corcept Therapeutics Inc.(a)	13,639	293,375
DICE Therapeutics Inc.(a)	1,627	33,061
Evolus Inc.(a)	7,462	83,500
Harmony Biosciences Holdings Inc.(a)	4,873	219,480
Intra-Cellular Therapies Inc.(a)	18,291	925,707
KemPharm Inc.(a)(b)	6,342	28,349
Marinus Pharmaceuticals Inc.(a)(b)	3,522	23,316
Nektar Therapeutics(a)(b)	39,783	164,304
NGM Biopharmaceuticals Inc.(a)	3,410	42,557
Ocular Therapeutix Inc.(a)	16,611	59,301
Omeros Corp.(a)(b)	8,221	28,527
Oramed Pharmaceuticals Inc.(a)(b)	8,134	41,809
Pacira BioSciences Inc.(a)	9,577	714,157
Pliant Therapeutics Inc.(a)	2,559	14,996
PLx Pharma Inc.(a)(b)	3,158	9,537
Provention Bio Inc.(a)	5,267	23,649
Rani Therapeutics Holdings Inc.(a)(b)	1,460	17,856
Reata Pharmaceuticals Inc., Class A(a)	5,956	151,163
Relmada Therapeutics Inc.(a)	2,851	71,589
Revance Therapeutics Inc.(a)	14,105	231,040
Supernus Pharmaceuticals Inc.(a)	3,934	109,759
TherapeuticsMD Inc.(a)	83,048	16,751
Theravance Biopharma Inc.(a)	11,553	111,486
Tilray Inc., Class 2 (a)(b)	95,949	477,826

		5,181,560

Professional Services — 2.2%
ASGN Inc.(a)(b)	6,041	685,351
Barrett Business Services Inc.	583	41,959
CBIZ Inc.(a)	6,419	268,892
CRA International Inc.	1,127	92,831
Exponent Inc.	11,214	1,074,413
First Advantage Corp.(a)	8,779	152,403
Forrester Research Inc.(a)	2,433	135,494
Franklin Covey Co.(a)	2,677	107,267
FTI Consulting Inc.(a)(b)	5,114	806,529
Heidrick & Struggles International Inc.	1,627	51,999
HireRight Holdings Corp.(a)	4,699	81,246
Huron Consulting Group Inc.(a)	2,160	111,845
ICF International Inc.	2,023	199,893
Insperity Inc.	7,653	811,601
KBR Inc.	9,801	482,503
Kforce Inc.	2,740	191,937
Korn Ferry	6,657	409,006
Resources Connection Inc.	2,325	39,967
Sterling Check Corp.(a)	3,049	79,213
TriNet Group Inc.(a)	5,642	500,445

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
TrueBlue Inc.(a)	2,540	$64,948
Upwork Inc.(a)	26,001	545,241
Willdan Group Inc.(a)(b)	1,596	42,900

		6,977,883

Real Estate Management & Development — 0.4%
eXp World Holdings Inc.	14,383	192,588
Howard Hughes Corp. (The)(a)(b)	4,421	443,382
Marcus & Millichap Inc.	2,531	113,364
Redfin Corp.(a)(b)	22,836	254,621
St Joe Co. (The)	7,063	375,822
Tejon Ranch Co.(a)	2,147	39,312

		1,419,089

Road & Rail — 0.3%
ArcBest Corp.	3,434	247,798
Landstar System Inc.	4,638	718,426

		966,224

Semiconductors & Semiconductor Equipment — 3.8%
ACM Research Inc., Class A(a)	7,915	119,596
Aehr Test Systems(a)	4,915	37,747
Allegro MicroSystems Inc.(a)	11,737	285,326
Alpha & Omega Semiconductor Ltd.(a)	2,426	104,075
Ambarella Inc.(a)	7,934	651,223
Amkor Technology Inc.	9,626	181,065
Atomera Inc.(a)(b)	4,730	49,429
Axcelis Technologies Inc.(a)	7,145	389,045
AXT Inc.(a)	5,155	30,415
CEVA Inc.(a)	4,962	180,319
Cirrus Logic Inc.(a)	7,430	563,194
CMC Materials Inc.	2,175	389,129
Cohu Inc.(a)	5,638	149,745
CyberOptics Corp.(a)	1,619	68,662
Diodes Inc.(a)	9,703	708,610
FormFactor Inc.(a)	16,762	638,800
Ichor Holdings Ltd.(a)	3,038	88,436
Impinj Inc.(a)(b)	4,024	198,222
Kopin Corp.(a)(b)	16,378	26,205
Kulicke & Soffa Industries Inc.	7,826	363,205
MACOM Technology Solutions Holdings Inc., Class H(a)	10,491	534,516
Magnachip Semiconductor Corp.(a)	5,130	93,828
MaxLinear Inc.(a)	15,214	728,294
NeoPhotonics Corp.(a)	4,454	67,434
Onto Innovation Inc.(a)	7,017	499,189
PDF Solutions Inc.(a)	6,456	150,102
Power Integrations Inc.	12,724	1,017,920
Rambus Inc.(a)	10,186	253,733
Semtech Corp.(a)	13,861	826,116
Silicon Laboratories Inc.(a)	8,212	1,107,881
SiTime Corp.(a)(b)	3,214	541,784
SkyWater Technology Inc.(a)(b)	1,507	9,223
SMART Global Holdings Inc.(a)	6,065	137,433
SunPower Corp.(a)(b)	6,969	115,058
Synaptics Inc.(a)(b)	4,639	688,613
Ultra Clean Holdings Inc.(a)	3,836	119,568
Veeco Instruments Inc.(a)(b)	4,842	110,979

		12,224,119

Software — 10.6%
8x8 Inc.(a)	25,357	232,524
A10 Networks Inc.	12,878	183,898
ACI Worldwide Inc.(a)	17,646	487,383

Security	Shares	Value

Software (continued)
Agilysys Inc.(a)	4,259	$156,774
Alarm.com Holdings Inc.(a)	9,878	603,348
Altair Engineering Inc., Class A(a)(b)	10,906	592,414
Alteryx Inc., Class A(a)(b)	12,808	822,274
American Software Inc./GA, Class A	4,122	70,486
Amplitude Inc.(a)(b)	4,833	84,384
Appfolio Inc., Class A(a)(b)	4,131	429,046
Appian Corp.(a)(b)	8,546	408,499
Arteris Inc.(a)	571	6,732
AvidXchange Holdings Inc.(a)	5,421	44,398
Blackbaud Inc.(a)	4,322	250,719
Blackline Inc.(a)	11,441	767,119
Bottomline Technologies DE Inc.(a)(b)	8,353	472,947
Box Inc., Class A(a)	31,824	974,451
BTRS Holdings Inc.(a)	8,217	55,218
C3.ai Inc., Class A(a)(b)	15,369	261,119
Cerence Inc.(a)	8,413	248,183
ChannelAdvisor Corp.(a)	4,562	66,195
Cleanspark Inc.(a)(b)	8,463	54,925
Clear Secure Inc., Class A(a)	2,862	87,062
Clearwater Analytics Holdings Inc.(a)(b)	7,047	123,604
CommVault Systems Inc.(a)	4,923	300,303
Confluent Inc., Class A(a)	13,204	412,493
CS Disco Inc.(a)(b)	2,808	86,234
Datto Holding Corp.(a)	3,574	124,018
Digimarc Corp.(a)(b)	2,913	75,359
Dolby Laboratories Inc., Class A	14,152	1,096,355
Domo Inc., Class B(a)(b)	6,342	262,686
DoubleVerify Holdings Inc.(a)	4,739	103,073
Duck Creek Technologies Inc.(a)(b)	16,220	258,385
Enfusion Inc., Class A(a)	4,263	54,438
Envestnet Inc.(a)	12,099	963,564
Everbridge Inc.(a)	8,453	364,324
ForgeRock Inc.(a)(b)	2,693	55,018
Freshworks Inc.(a)(b)	7,371	133,931
Informatica Inc.(a)(b)	6,512	126,724
Intapp Inc.(a)	2,336	58,260
InterDigital Inc.	6,622	376,461
Jamf Holding Corp.(a)(b)	11,804	363,563
JFrog Ltd.(a)	9,432	196,846
Kaleyra Inc.(a)(b)	1,923	11,211
Kaltura Inc.(a)	3,213	4,980
KnowBe4 Inc., Class A(a)	8,865	210,987
LivePerson Inc.(a)	14,468	327,266
Mandiant Inc.(a)	51,640	1,135,047
Marathon Digital Holdings Inc.(a)(b)	22,143	345,431
MeridianLink Inc.(a)(b)	2,896	46,770
MicroStrategy Inc., Class A(a)(b)	2,008	711,173
Mimecast Ltd.(a)	13,388	1,066,756
Mitek Systems Inc.(a)	9,664	107,947
Model N Inc.(a)	7,151	184,782
Momentive Global Inc.(a)	28,182	445,839
N-able Inc.(a)	14,855	148,550
nCino Inc.(a)	12,278	460,302
New Relic Inc.(a)(b)	12,826	811,501
Nutanix Inc., Class A(a)(b)	27,698	693,281
Olo Inc., Class A(a)	12,457	133,165
ON24 Inc.(a)	1,971	24,973
OneSpan Inc.(a)	7,445	105,198
PagerDuty Inc.(a)	16,436	469,577

80	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Paycor HCM Inc.(a)(b)	3,147	$77,511
Phunware Inc.(a)(b)	9,372	18,931
Ping Identity Holding Corp.(a)	12,881	336,581
PROS Holdings Inc.(a)	8,588	239,863
Q2 Holdings Inc.(a)(b)	12,251	633,744
Qualtrics International Inc., Class A(a)	20,562	381,219
Qualys Inc.(a)	7,194	980,398
Rapid7 Inc.(a)	12,286	1,173,559
Rekor Systems Inc.(a)(b)	7,435	22,082
Rimini Street Inc.(a)	4,571	26,329
Riot Blockchain Inc.(a)(b)	21,499	218,000
SailPoint Technologies Holdings Inc.(a)(b)	20,036	1,278,898
Smith Micro Software Inc.(a)(b)	10,536	32,451
Sprinklr Inc.(a)(b)	10,742	146,628
Sprout Social Inc., Class A(a)	9,815	601,463
SPS Commerce Inc.(a)	7,746	926,654
Stronghold Digital Mining Inc.(a)(b)	1,496	5,834
Sumo Logic Inc.(a)	19,240	180,471
Telos Corp.(a)(b)	11,420	88,962
Tenable Holdings Inc.(a)	19,920	1,100,182
Teradata Corp.(a)	23,344	965,274
Upland Software Inc.(a)(b)	5,677	84,701
Varonis Systems Inc.(a)(b)	23,109	998,309
Verint Systems Inc.(a)(b)	5,986	326,596
Veritone Inc.(a)	6,640	71,911
Vertex Inc., Class A(a)	2,546	36,230
Vonage Holdings Corp.(a)	54,305	1,083,928
Workiva Inc.(a)	9,723	938,367
Xperi Holding Corp.	9,514	148,418
Zeta Global Holdings Corp.(a)	4,767	51,627
Zuora Inc., Class A(a)	25,291	307,791

		33,823,385

Specialty Retail — 1.4%
Asbury Automotive Group Inc.(a)(b)	2,210	405,999
Barnes & Noble Education Inc.(a)	3,597	10,935
Boot Barn Holdings Inc.(a)	6,382	574,763
Citi Trends Inc.(a)(b)	1,092	30,543
Dick’s Sporting Goods Inc.	7,275	701,455
EVgo Inc.(a)(b)	14,711	133,282
GrowGeneration Corp.(a)(b)	11,421	67,498
Guess? Inc.	2,622	58,916
Hibbett Inc.	1,311	56,609
Leslie’s Inc.(a)(b)	29,447	577,161
LL Flooring Holdings Inc.(a)	2,955	40,809
MarineMax Inc.(a)(b)	2,024	82,822
Monro Inc.	4,286	195,999
National Vision Holdings Inc.(a)	17,739	667,873
Petco Health & Wellness Co. Inc.(a)(b)	17,408	335,278
Signet Jewelers Ltd.	4,613	323,833
Sleep Number Corp.(a)	2,330	94,505
Vroom Inc.(a)(b)	14,237	22,210
Warby Parker Inc.(a)	2,176	50,679

		4,431,169

Technology Hardware, Storage & Peripherals — 0.7%
3D Systems Corp.(a)(b)	27,533	312,224
Avid Technology Inc.(a)	3,697	117,232
Corsair Gaming Inc.(a)(b)	2,510	37,976
Eastman Kodak Co.(a)	6,181	31,956
Pure Storage Inc., Class A(a)	58,573	1,716,189

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Quantum Corp.(a)(b)	8,544	$15,977
Turtle Beach Corp.(a)	1,970	32,781

		2,264,335

Textiles, Apparel & Luxury Goods — 1.1%
Carter’s Inc.	4,841	407,806
Columbia Sportswear Co.	4,458	366,269
Levi Strauss & Co., Class A	21,171	383,407
Ralph Lauren Corp.	6,099	636,370
Rocky Brands Inc.	566	21,797
Skechers U.S.A. Inc., Class A(a)	29,024	1,111,619
Steven Madden Ltd.	7,793	319,980
Wolverine World Wide Inc.	9,277	183,870

		3,431,118

Thrifts & Mortgage Finance — 0.4%
Axos Financial Inc.(a)	6,535	247,546
Columbia Financial Inc.(a)	8,483	160,753
Kearny Financial Corp./MD	7,108	84,301
Merchants Bancorp./IN	3,524	82,885
Mr Cooper Group Inc.(a)	8,005	359,985
NMI Holdings Inc., Class A(a)	8,667	159,299
TFS Financial Corp.	3,968	59,480
WSFS Financial Corp.	3,914	156,834

		1,311,083

Tobacco — 0.0%
22nd Century Group Inc.(a)(b)	35,237	67,303
Turning Point Brands Inc.	2,074	65,103

		132,406

Trading Companies & Distributors — 0.9%
Applied Industrial Technologies Inc.	3,127	327,366
BlueLinx Holdings Inc.(a)	1,169	77,937
Core & Main Inc., Class A(a)	12,242	290,870
Custom Truck One Source Inc.(a)(b)	3,486	22,903
DXP Enterprises Inc./TX(a)	1,844	43,574
Global Industrial Co.	2,084	64,312
H&E Equipment Services Inc.	3,884	137,804
Herc Holdings Inc.	5,351	683,965
Titan Machinery Inc.(a)	1,810	42,680
Transcat Inc.(a)	1,503	109,719
Univar Solutions Inc.(a)	15,603	454,359
WESCO International Inc.(a)	4,991	615,191

		2,870,680

Water Utilities — 0.3%
American States Water Co.	4,100	322,506
California Water Service Group	5,454	282,899
Middlesex Water Co.	2,157	191,865
SJW Group	2,580	152,220

		949,490

Wireless Telecommunication Services — 0.1%
Gogo Inc.(a)(b)	7,641	140,671
Shenandoah Telecommunications Co.	6,078	122,775

		263,446

Total Common Stocks — 99.8% (Cost: $408,783,640)		317,408,939

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 17.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	54,627,389	$54,627,389
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	600,000	600,000

		55,227,389

Total Short-Term Investments — 17.3% (Cost: $55,215,252)		55,227,389

Total Investments in Securities — 117.1% (Cost: $463,998,892)		372,636,328

Other Assets, Less Liabilities — (17.1)%		(54,518,035)

Net Assets — 100.0%		$318,118,293

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$78,109,325	$—	$(23,456,243	)(a)	$(22,139)	$(3,554)	$54,627,389	54,627,389	$428,402	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	960,000	—	(360,000	)(a)	—	—	600,000	600,000	286		—

					$(22,139)	$(3,554)	$55,227,389		$428,688		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Technology Select Sector Index	1	06/17/22	$142	$(17,042)
Russell 2000 E-Mini Index	6	06/17/22	559	(46,782)

				$(63,824)

82	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$63,824

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$84,339

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(63,565)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$757,566

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$317,408,939	$—	$—	$317,408,939
Money Market Funds	55,227,389	—	—	55,227,389

	$372,636,328	$—	$—	$372,636,328

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(63,824)	$—	$—	$(63,824)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments April 30, 2022	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
AAR Corp.(a)	6,790	$318,994
Aerojet Rocketdyne Holdings Inc.(a)	8,903	355,942
Astronics Corp.(a)	5,159	49,991
BWX Technologies Inc.	10,686	554,817
Curtiss-Wright Corp.	4,918	702,831
Ducommun Inc.(a)	2,226	113,682
Kaman Corp.	5,733	223,644
Maxar Technologies Inc.	14,797	476,611
Mercury Systems Inc.(a)(b)	7,747	432,205
Moog Inc., Class A	5,901	471,313
Parsons Corp.(a)	5,375	198,499
Spirit AeroSystems Holdings Inc., Class A	14,249	599,028
Triumph Group Inc.(a)	5,711	128,726
Vectrus Inc.(a)(b)	2,399	86,604

		4,712,887

Air Freight & Logistics — 0.3%
Air Transport Services Group Inc.(a)	11,840	370,592
Atlas Air Worldwide Holdings Inc.(a)(b)	5,498	379,032
Forward Air Corp.	2,655	257,456
Hub Group Inc., Class A(a)	3,033	203,696

		1,210,776

Airlines — 0.9%
Alaska Air Group Inc.(a)	25,610	1,392,928
Frontier Group Holdings Inc.(a)(b)	4,334	45,984
Hawaiian Holdings Inc.(a)	10,614	180,013
JetBlue Airways Corp.(a)	64,644	711,731
SkyWest Inc.(a)	10,294	300,070
Spirit Airlines Inc.(a)	22,246	525,228

		3,155,954

Auto Components — 0.9%
Adient PLC(a)	19,338	660,199
American Axle & Manufacturing Holdings Inc.(a)	23,339	154,504
Cooper-Standard Holdings Inc.(a)	3,379	15,577
Dana Inc.	29,518	437,162
Dorman Products Inc.(a)	1,941	191,616
Garrett Motion Inc.(a)(b)	12,187	81,287
Goodyear Tire & Rubber Co. (The)(a)	57,292	763,129
LCI Industries	2,750	267,630
Modine Manufacturing Co.(a)	10,385	82,042
Patrick Industries Inc.	2,655	165,274
Standard Motor Products Inc.	3,926	167,562
Stoneridge Inc.(a)	3,727	73,459
Tenneco Inc., Class A(a)	15,395	264,332

		3,323,773

Automobiles — 0.4%
Harley-Davidson Inc.	18,540	675,783
Thor Industries Inc.	6,459	494,436
Winnebago Industries Inc.	3,970	211,125

		1,381,344

Banks — 12.1%
1st Source Corp.	3,957	171,219
Allegiance Bancshares Inc.	1,928	78,778
Ameris Bancorp	6,777	282,601
Associated Banc-Corp.	31,123	620,904
Atlantic Union Bankshares Corp.	15,588	526,563
Banc of California Inc.	6,764	122,023
BancFirst Corp.	3,900	318,825

Security	Shares	Value

Banks (continued)
Bancorp. Inc. (The)(a)	3,415	$77,486
Bank of Hawaii Corp.	8,380	622,969
Bank of Marin Bancorp., Class A	3,402	106,347
Bank OZK	24,727	950,011
BankUnited Inc.	17,848	670,014
Banner Corp.	7,037	377,887
Berkshire Hills Bancorp. Inc.	10,214	252,694
BOK Financial Corp.	6,183	512,756
Brookline Bancorp. Inc.	16,141	233,399
Byline Bancorp Inc.	3,569	83,729
Cadence Bank	38,494	963,890
Cathay General Bancorp.	15,593	625,123
Central Pacific Financial Corp.	3,937	95,197
City Holding Co.	1,326	102,606
Columbia Banking System Inc.	15,408	432,657
Community Bank System Inc.	6,868	442,299
Community Trust Bancorp. Inc.	3,497	139,216
ConnectOne Bancorp. Inc.	3,495	97,371
Customers Bancorp. Inc.(a)	6,247	262,811
CVB Financial Corp.	27,734	638,437
Dime Community Bancshares Inc.	6,782	213,226
Eagle Bancorp. Inc.	6,681	336,388
Eastern Bankshares Inc.	11,988	229,690
Enterprise Financial Services Corp.	7,833	345,984
FB Financial Corp.	3,823	147,300
First BanCorp./Puerto Rico	13,907	189,274
First Bancorp./Southern Pines NC	7,290	273,083
First Bancshares Inc. (The)	2,912	93,737
First Busey Corp.	11,034	247,934
First Citizens BancShares Inc./NC, Class A	1,016	649,610
First Commonwealth Financial Corp.	17,358	233,986
First Financial Bancorp.	16,534	338,120
First Financial Corp./IN	2,517	107,275
First Foundation Inc.	10,409	231,288
First Hawaiian Inc.	26,268	620,187
First Interstate BancSystem Inc., Class A	16,722	543,799
First Merchants Corp.	11,878	465,499
Flushing Financial Corp.	6,586	141,599
FNB Corp.	71,166	819,832
Fulton Financial Corp.	33,744	511,896
Glacier Bancorp. Inc.	9,652	441,675
Hancock Whitney Corp.	17,763	830,775
Hanmi Financial Corp.	5,077	117,533
HarborOne Bancorp Inc.	3,515	47,066
Heartland Financial USA Inc.	8,505	372,264
Heritage Commerce Corp.	12,876	144,597
Heritage Financial Corp./WA	7,188	174,093
Hilltop Holdings Inc.	6,711	171,063
Home BancShares Inc./AR	30,798	665,853
HomeStreet Inc.	3,788	153,755
Hope Bancorp Inc.	21,811	311,897
Horizon Bancorp Inc./IN	8,103	141,640
Independent Bank Corp.	9,701	748,529
Independent Bank Corp./MI	4,761	93,982
Independent Bank Group Inc.	7,539	511,144
International Bancshares Corp.	11,085	441,072
Lakeland Bancorp. Inc.	13,581	204,122
Lakeland Financial Corp.	2,834	206,372
Meta Financial Group Inc.	2,098	91,578
Metropolitan Bank Holding Corp.(a)	691	61,534

84	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Midland States Bancorp. Inc.	4,486	$118,251
National Bank Holdings Corp., Class A	4,274	156,044
NBT Bancorp. Inc.	9,028	317,786
Nicolet Bankshares Inc.(a)(b)	2,489	202,555
Northwest Bancshares Inc.	27,224	345,200
OceanFirst Financial Corp.	12,641	236,766
OFG Bancorp.	10,159	270,026
Old National Bancorp./IN	60,733	920,712
Origin Bancorp Inc.	2,028	76,415
Pacific Premier Bancorp. Inc.	19,552	613,151
PacWest Bancorp.	24,431	803,536
Park National Corp.	2,996	353,079
Peoples Bancorp. Inc./OH	5,397	147,986
Pinnacle Financial Partners Inc.	9,058	702,448
Popular Inc.	9,110	710,489
Premier Financial Corp.	7,568	200,855
Prosperity Bancshares Inc.	18,931	1,237,709
QCR Holdings Inc.	3,344	181,546
Renasant Corp.	9,762	290,810
S&T Bancorp. Inc.	7,273	205,535
Sandy Spring Bancorp. Inc.	9,567	375,696
Seacoast Banking Corp. of Florida	3,516	114,270
Simmons First National Corp., Class A	23,992	572,689
South State Corp.	15,628	1,210,232
Southside Bancshares Inc.	4,141	162,286
Stock Yards Bancorp. Inc.	2,319	121,237
Synovus Financial Corp.	29,655	1,231,869
Texas Capital Bancshares Inc.(a)	10,360	532,090
Tompkins Financial Corp.	2,597	189,581
Towne Bank/Portsmouth VA	14,038	387,028
TriCo Bancshares	5,763	216,401
TriState Capital Holdings Inc.(a)	5,729	173,073
Triumph Bancorp. Inc.(a)	1,475	102,424
Trustmark Corp.	13,375	372,895
UMB Financial Corp.	5,827	525,479
Umpqua Holdings Corp.	44,527	736,477
United Bankshares Inc./WV	27,966	930,149
United Community Banks Inc./GA	12,512	377,112
Univest Financial Corp.	6,313	159,088
Valley National Bancorp.	86,274	1,033,562
Veritex Holdings Inc.	6,574	215,956
Washington Federal Inc.	13,744	418,230
Washington Trust Bancorp. Inc.	3,775	177,198
Webster Financial Corp.	36,699	1,834,583
WesBanco Inc.	13,056	420,925
Westamerica Bancorp.	5,755	339,085
Wintrust Financial Corp.	11,632	1,015,706

		44,514,283

Beverages — 0.1%
Coca-Cola Consolidated Inc.	360	158,940
National Beverage Corp.	2,544	112,139
Vintage Wine Estates Inc.(a)	6,299	65,069

		336,148

Biotechnology — 1.2%
Agenus Inc.(a)	32,495	60,116
Agios Pharmaceuticals Inc.(a)(b)	4,303	94,537
Akebia Therapeutics Inc.(a)(b)	35,630	14,794
Alaunos Therapeutics Inc.(a)	16,720	8,885
Allogene Therapeutics Inc.(a)	14,897	124,390

Security	Shares	Value

Biotechnology (continued)
Altimmune Inc.(a)	3,612	$16,326
AnaptysBio Inc.(a)(b)	1,480	34,632
Arcturus Therapeutics Holdings Inc.(a)(b)	4,460	86,435
BioAtla Inc.(a)(b)	1,721	5,989
Bioxcel Therapeutics Inc.(a)(b)	3,970	52,047
Bluebird Bio Inc.(a)(b)	14,260	51,764
Caribou Biosciences Inc.(a)	1,488	11,011
Catalyst Pharmaceuticals Inc.(a)	8,691	66,225
CEL-SCI Corp.(a)(b)	4,607	13,176
Chimerix Inc.(a)	7,820	34,408
Clovis Oncology Inc.(a)	12,116	24,232
Coherus Biosciences Inc.(a)	7,308	66,064
CRISPR Therapeutics AG(a)(b)	8,762	434,770
CytomX Therapeutics Inc.(a)	7,119	12,174
Design Therapeutics Inc.(a)(b)	1,291	15,415
Eagle Pharmaceuticals Inc./DE(a)	2,358	104,059
Emergent BioSolutions Inc.(a)	9,764	316,158
Enanta Pharmaceuticals Inc.(a)	1,934	124,550
Evelo Biosciences Inc.(a)(b)	2,790	6,891
FibroGen Inc.(a)	11,785	109,601
G1 Therapeutics Inc.(a)(b)	4,615	23,721
Geron Corp.(a)(b)	36,934	52,077
Global Blood Therapeutics Inc.(a)(b)	5,813	178,459
Gossamer Bio Inc.(a)(b)	10,408	71,919
Homology Medicines Inc.(a)	4,419	7,336
Inhibrx Inc.(a)(b)	2,049	32,477
Intercept Pharmaceuticals Inc.(a)(b)	4,990	78,393
Ironwood Pharmaceuticals Inc.(a)	33,322	399,864
Jounce Therapeutics Inc.(a)	6,629	35,134
KalVista Pharmaceuticals Inc.(a)(b)	4,385	55,821
Karyopharm Therapeutics Inc.(a)(b)	8,054	49,129
Keros Therapeutics Inc.(a)	1,398	74,108
Kiniksa Pharmaceuticals Ltd., Class A(a)	5,927	55,299
Kura Oncology Inc.(a)	13,547	194,399
Madrigal Pharmaceuticals Inc.(a)(b)	1,315	92,050
Mersana Therapeutics Inc.(a)	6,765	23,542
MiMedx Group Inc.(a)(b)	8,364	33,038
Morphic Holding Inc.(a)	2,095	63,499
Myriad Genetics Inc.(a)	16,328	334,724
Pieris Pharmaceuticals Inc.(a)	5,939	16,629
Precigen Inc.(a)	10,934	14,542
Prothena Corp. PLC(a)	4,253	124,017
REVOLUTION Medicines Inc.(a)	6,338	126,570
Rhythm Pharmaceuticals Inc.(a)(b)	8,291	51,902
Rocket Pharmaceuticals Inc.(a)	6,308	64,846
Rubius Therapeutics Inc.(a)	4,588	7,616
Sage Therapeutics Inc.(a)	5,891	185,684
Sangamo Therapeutics Inc.(a)	10,411	43,206
Selecta Biosciences Inc.(a)(b)	12,639	9,685
Seres Therapeutics Inc.(a)	8,648	40,905
Stoke Therapeutics Inc.(a)	1,265	18,267
Surface Oncology Inc.(a)(b)	2,891	6,129
Sutro Biopharma Inc.(a)	4,615	27,736
Vaxart Inc.(a)	9,579	33,335
Verastem Inc.(a)(b)	25,417	36,092
Viking Therapeutics Inc.(a)	7,109	16,919
Y-mAbs Therapeutics Inc.(a)(b)	2,975	24,990

		4,592,708

Building Products — 0.8%
American Woodmark Corp.(a)	3,396	159,103

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Apogee Enterprises Inc.	5,103	$224,532
Armstrong World Industries Inc.	2,967	251,186
Cornerstone Building Brands Inc.(a)	11,014	268,631
Gibraltar Industries Inc.(a)	2,244	84,913
Griffon Corp.	9,708	181,637
Insteel Industries Inc.	2,048	86,876
JELD-WEN Holding Inc.(a)(b)	9,977	207,422
Masonite International Corp.(a)	1,640	127,133
PGT Innovations Inc.(a)	5,695	101,200
Quanex Building Products Corp.	6,778	130,273
Resideo Technologies Inc.(a)	14,317	321,989
UFP Industries Inc.	5,602	433,427
Zurn Water Solutions Corp.	10,698	333,992

		2,912,314

Capital Markets — 2.1%
Affiliated Managers Group Inc.	4,090	513,581
Artisan Partners Asset Management Inc., Class A	6,037	194,029
Assetmark Financial Holdings Inc.(a)	2,423	46,594
B. Riley Financial Inc.	1,368	61,779
BGC Partners Inc., Class A	65,762	238,716
Blucora Inc.(a)	10,076	204,039
Bridge Investment Group Holdings Inc., Class A	2,071	38,893
Cowen Inc., Class A	2,957	67,568
Donnelley Financial Solutions Inc.(a)	5,974	174,859
Evercore Inc., Class A	5,422	573,377
Federated Hermes Inc.	19,746	562,366
Focus Financial Partners Inc., Class A(a)	5,063	199,735
GCM Grosvenor Inc., Class A	3,058	25,229
Houlihan Lokey Inc.	3,004	250,203
Interactive Brokers Group Inc., Class A	6,785	404,115
Janus Henderson Group PLC	34,501	1,051,591
Moelis & Co., Class A	8,113	359,081
Oppenheimer Holdings Inc., Class A, NVS	1,088	35,055
Piper Sandler Cos	1,461	167,986
PJT Partners Inc., Class A	1,887	124,523
Sculptor Capital Management Inc.	4,014	41,987
Stifel Financial Corp.	21,260	1,314,931
StoneX Group Inc.(a)	3,512	238,043
Victory Capital Holdings Inc., Class A	2,597	70,093
Virtu Financial Inc., Class A	16,807	485,386
Virtus Investment Partners Inc.	445	78,836
WisdomTree Investments Inc.	11,745	68,473

		7,591,068

Chemicals — 2.4%
AdvanSix Inc.	5,738	255,570
American Vanguard Corp.	5,437	116,352
Ashland Global Holdings Inc.	5,065	531,673
Aspen Aerogels Inc.(a)	1,922	41,515
Avient Corp.	10,512	517,611
Cabot Corp.	11,516	758,329
Chase Corp.	691	58,293
Chemours Co. (The)	32,564	1,076,891
Diversey Holdings Ltd.(a)	9,727	75,287
Ecovyst Inc.	10,875	109,402
Element Solutions Inc.	14,091	290,556
FutureFuel Corp.	5,360	50,974
GCP Applied Technologies Inc.(a)	6,477	203,183
Hawkins Inc.	1,558	58,082
HB Fuller Co.	4,452	296,948

Security	Shares	Value

Chemicals (continued)
Huntsman Corp.	20,164	$682,955
Ingevity Corp.(a)	4,184	250,622
Innospec Inc.	2,941	280,307
Intrepid Potash Inc.(a)	656	50,236
Koppers Holdings Inc.	4,392	106,550
Kronos Worldwide Inc.	2,877	43,788
Minerals Technologies Inc.	6,771	430,703
NewMarket Corp.	1,399	454,129
Rayonier Advanced Materials Inc.(a)	13,259	68,019
Schweitzer-Mauduit International Inc.	6,487	163,213
Sensient Technologies Corp.	4,132	349,567
Stepan Co.	2,497	254,969
Tredegar Corp.	5,387	61,681
Trinseo PLC	7,897	374,713
Tronox Holdings PLC, Class A	9,308	160,098
Valvoline Inc.	23,146	699,704

		8,871,920

Commercial Services & Supplies — 1.7%
ABM Industries Inc.	13,743	663,375
ACCO Brands Corp.	19,688	144,313
Brady Corp., Class A, NVS	6,230	278,792
BrightView Holdings Inc.(a)	9,904	125,385
Brink’s Co. (The)	5,004	294,986
Cimpress PLC(a)	1,468	74,149
Clean Harbors Inc.(a)	3,798	398,524
CoreCivic Inc.(a)	24,584	305,579
Deluxe Corp.	8,719	236,110
GEO Group Inc. (The)(a)	21,807	142,400
Harsco Corp.(a)	9,622	98,337
Healthcare Services Group Inc.	15,251	260,640
HNI Corp.	8,842	315,129
Interface Inc.	12,058	153,016
KAR Auction Services Inc.(a)	24,612	360,812
Kimball International Inc., Class B	3,610	27,725
Matthews International Corp., Class A	6,506	193,944
MillerKnoll Inc.	8,179	259,520
Montrose Environmental Group Inc.(a)(b)	1,738	78,853
MSA Safety Inc.	2,914	351,691
Pitney Bowes Inc.	4,409	23,235
Shapeways Holdings Inc.(a)(b)	3,290	6,251
SP Plus Corp.(a)	3,303	94,135
Steelcase Inc., Class A	8,684	101,863
Stericycle Inc.(a)(b)	10,728	538,438
U.S. Ecology Inc.(a)	3,769	180,874
UniFirst Corp./MA	1,819	313,414
Viad Corp.(a)	1,674	54,823
VSE Corp.	2,122	91,904

		6,168,217

Communications Equipment — 0.8%
ADTRAN Inc.	10,023	174,300
Aviat Networks Inc.(a)	1,035	30,947
CalAmp Corp.(a)	3,785	20,704
CommScope Holding Co. Inc.(a)(b)	41,535	250,456
Comtech Telecommunications Corp.	5,320	72,352
Digi International Inc.(a)	3,309	62,606
Extreme Networks Inc.(a)	12,011	115,306
Infinera Corp.(a)	22,297	171,464
Inseego Corp.(a)	7,418	21,141
Lumentum Holdings Inc.(a)(b)	7,049	572,449

86	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
NETGEAR Inc.(a)	5,928	$128,638
NetScout Systems Inc.(a)	15,055	463,694
Plantronics Inc.(a)	8,804	350,927
Ribbon Communications Inc.(a)	24,994	86,229
Viavi Solutions Inc.(a)	20,599	295,390

		2,816,603

Construction & Engineering — 1.6%
API Group Corp.(a)	17,219	319,585
Arcosa Inc.	5,870	314,221
Argan Inc.	3,240	119,167
Comfort Systems USA Inc.	2,445	206,407
Dycom Industries Inc.(a)	3,117	264,665
EMCOR Group Inc.	6,474	689,352
Fluor Corp.(a)	28,794	712,652
Granite Construction Inc.	5,993	177,692
Great Lakes Dredge & Dock Corp.(a)	9,216	127,273
IES Holdings Inc.(a)	940	27,542
Infrastructure and Energy Alternatives Inc.(a)	3,723	34,810
MasTec Inc.(a)(b)	6,737	485,131
MDU Resources Group Inc.	41,471	1,068,293
MYR Group Inc.(a)	1,702	134,611
Primoris Services Corp.	10,912	252,940
Sterling Construction Co. Inc.(a)(b)	5,912	135,326
Tutor Perini Corp.(a)	8,609	79,805
Valmont Industries Inc.	2,341	582,464

		5,731,936

Construction Materials — 0.2%
Eagle Materials Inc.	2,940	362,561
Summit Materials Inc., Class A(a)(b)	8,501	236,328

		598,889

Consumer Finance — 1.3%
Atlanticus Holdings Corp.(a)	409	17,603
Curo Group Holdings Corp.	4,532	53,206
Encore Capital Group Inc.(a)	5,041	291,420
Enova International Inc.(a)	6,934	259,332
EZCORP Inc., Class A, NVS(a)	11,288	79,016
FirstCash Holdings Inc.	5,167	412,223
Green Dot Corp., Class A(a)	5,076	134,413
Navient Corp.	31,270	496,880
Nelnet Inc., Class A	2,278	186,956
OneMain Holdings Inc.	22,144	1,017,074
PRA Group Inc.(a)(b)	8,881	373,268
PROG Holdings Inc.(a)	11,590	306,787
Regional Management Corp.	1,940	83,517
SLM Corp.	56,820	950,599
World Acceptance Corp.(a)	840	158,516

		4,820,810

Containers & Packaging — 1.0%
Graphic Packaging Holding Co.	30,542	665,816
Greif Inc., Class A, NVS	5,435	329,796
Myers Industries Inc.	3,862	84,694
O-I Glass Inc.(a)(b)	31,578	425,671
Pactiv Evergreen Inc.	3,687	36,354
Silgan Holdings Inc.	17,039	756,020
Sonoco Products Co.	20,075	1,242,843
TriMas Corp.	8,801	259,982

		3,801,176

Distributors — 0.0%
Funko Inc., Class A(a)	2,110	34,372

Security	Shares	Value

Diversified Consumer Services — 0.9%
ADT Inc.	29,738	$203,705
Adtalem Global Education Inc.(a)(b)	10,157	297,702
American Public Education Inc.(a)	2,140	41,602
Beachbody Co. Inc. (The)(a)	19,416	31,842
Carriage Services Inc.	1,595	68,410
frontdoor Inc.(a)	9,085	280,817
Graham Holdings Co., Class B	809	479,227
Grand Canyon Education Inc.(a)	5,269	505,666
H&R Block Inc.	33,526	874,023
Laureate Education Inc., Class A	13,965	158,223
Perdoceo Education Corp.(a)	14,310	159,986
PowerSchool Holdings Inc., Class A(a)	2,750	41,635
Stride Inc.(a)	3,291	129,336
Vivint Smart Home Inc.(a)	8,217	43,057
WW International Inc.(a)	10,745	105,194

		3,420,425

Diversified Financial Services — 0.3%
A-Mark Precious Metals Inc.	1,710	134,748
Cannae Holdings Inc.(a)	9,766	218,759
Compass Diversified Holdings	11,605	253,685
Jackson Financial Inc., Class A	10,739	454,367

		1,061,559

Diversified Telecommunication Services — 0.2%
Anterix Inc.(a)	1,947	100,932
Cogent Communications Holdings Inc.	4,276	250,146
Consolidated Communications Holdings Inc.(a)	14,520	86,394
EchoStar Corp., Class A(a)(b)	7,896	184,372
IDT Corp., Class B(a)	1,818	48,141
Liberty Latin America Ltd., Class A(a)	3,769	34,825
Liberty Latin America Ltd., Class C, NVS(a)	15,086	139,395

		844,205

Electric Utilities — 1.8%
ALLETE Inc.	11,374	674,933
Hawaiian Electric Industries Inc.	22,274	915,684
IDACORP Inc.	10,283	1,081,566
MGE Energy Inc.	4,526	352,440
OGE Energy Corp.	40,705	1,574,469
Otter Tail Corp.	5,607	324,982
PNM Resources Inc.	17,493	816,223
Portland General Electric Co.	18,211	861,927

		6,602,224

Electrical Equipment — 1.1%
Acuity Brands Inc.	4,220	727,866
Atkore Inc.(a)(b)	9,258	889,694
AZZ Inc.	3,551	162,068
Babcock & Wilcox Enterprises Inc.(a)	11,494	86,320
Encore Wire Corp.	2,436	274,805
EnerSys	5,806	380,061
FTC Solar Inc.(a)(b)	1,723	4,824
GrafTech International Ltd.	40,578	368,448
nVent Electric PLC	34,331	1,159,701

		4,053,787

Electronic Equipment, Instruments & Components — 2.7%
Advanced Energy Industries Inc.	3,610	276,237
Aeva Technologies Inc.(a)	19,172	62,884
Arlo Technologies Inc.(a)	17,223	133,306
Avnet Inc.	20,138	879,225
Belden Inc.	5,507	284,326
Benchmark Electronics Inc.	4,513	107,229

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
CTS Corp.	2,404	$85,030
ePlus Inc.(a)	5,416	305,896
Fabrinet(a)	3,428	336,595
II-VI Inc.(a)	21,691	1,327,706
Insight Enterprises Inc.(a)	7,193	714,768
Kimball Electronics Inc.(a)	5,015	89,468
Knowles Corp.(a)	13,322	246,723
Methode Electronics Inc.	7,608	339,393
National Instruments Corp.	15,229	550,376
OSI Systems Inc.(a)	3,379	267,279
PC Connection Inc.	2,367	117,143
Plexus Corp.(a)	5,746	466,230
Sanmina Corp.(a)	13,006	531,815
ScanSource Inc.(a)	5,299	181,438
TD SYNNEX Corp.	8,479	848,663
TTM Technologies Inc.(a)	21,248	296,410
Velodyne Lidar Inc.(a)	19,966	37,536
Vishay Intertechnology Inc.	26,989	502,805
Vontier Corp.	34,554	885,274

		9,873,755

Energy Equipment & Services — 1.8%
Archrock Inc.	27,581	240,231
ChampionX Corp.	15,379	324,497
Dril-Quip Inc.(a)(b)	3,371	97,355
Helix Energy Solutions Group Inc.(a)	29,037	119,342
Helmerich & Payne Inc.	21,493	989,323
Liberty Energy Inc., Class A(a)	21,315	344,024
Nabors Industries Ltd.(a)	1,594	246,464
Newpark Resources Inc.(a)	18,931	66,069
NexTier Oilfield Solutions Inc.(a)	32,692	360,593
Noble Corp.(a)(b)	12,257	391,366
NOV Inc.	80,064	1,451,560
Oceaneering International Inc.(a)	7,049	79,865
Oil States International Inc.(a)	12,359	83,547
Patterson-UTI Energy Inc.	19,288	317,095
ProPetro Holding Corp.(a)	17,332	245,075
RPC Inc.(a)	14,360	148,482
Select Energy Services Inc., Class A(a)	13,566	105,272
TETRA Technologies Inc.(a)	18,664	68,684
Transocean Ltd.(a)(b)	123,119	462,927
U.S. Silica Holdings Inc.(a)	15,159	281,654
Weatherford International PLC(a)	6,604	213,177

		6,636,602

Entertainment — 0.5%
Cinemark Holdings Inc.(a)(b)	21,924	347,715
Lions Gate Entertainment Corp., Class A(a)(b)	12,895	173,954
Lions Gate Entertainment Corp., Class B, NVS(a)	24,704	310,529
Madison Square Garden Entertainment Corp.(a)(b)	5,205	381,266
Madison Square Garden Sports Corp.(a)	1,763	285,800
Marcus Corp. (The)(a)	4,722	74,277
Redbox Entertainment Inc., Class A(a)(b)	2,107	12,600
Sciplay Corp., Class A(a)	2,658	35,511
World Wrestling Entertainment Inc., Class A	3,178	185,563

		1,807,215

Equity Real Estate Investment Trusts (REITs) — 8.7%
Acadia Realty Trust	10,467	218,970
Agree Realty Corp.	8,076	548,522
Alexander’s Inc.	250	62,043
American Assets Trust Inc.	6,447	235,960

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
American Campus Communities Inc.	18,103	$1,170,721
Apple Hospitality REIT Inc.	17,089	302,304
Armada Hoffler Properties Inc.	13,858	187,776
Ashford Hospitality Trust Inc.(a)	7,015	49,456
Bluerock Residential Growth REIT Inc., Class A	5,702	151,730
Braemar Hotels & Resorts Inc.	11,574	70,138
Brandywine Realty Trust	24,530	286,265
Brixmor Property Group Inc.	40,884	1,037,636
CareTrust REIT Inc.	19,859	321,914
CatchMark Timber Trust Inc., Class A	5,626	46,189
Centerspace	1,612	148,723
Chatham Lodging Trust(a)	6,361	91,344
City Office REIT Inc.	9,017	133,812
Corporate Office Properties Trust	15,095	402,886
Cousins Properties Inc.	17,745	637,046
DiamondRock Hospitality Co.(a)	28,890	306,812
DigitalBridge Group Inc.(a)	66,601	463,543
Diversified Healthcare Trust	49,065	110,396
Douglas Emmett Inc.	21,013	619,043
Empire State Realty Trust Inc., Class A	28,646	247,501
EPR Properties	6,370	334,552
Equity Commonwealth(a)	15,584	408,145
Essential Properties Realty Trust Inc.	9,693	232,632
Farmland Partners Inc.	5,940	87,437
First Industrial Realty Trust Inc.	10,508	609,464
Four Corners Property Trust Inc.	7,177	197,080
Franklin Street Properties Corp., Class C	19,811	102,225
Getty Realty Corp.	8,188	220,339
Gladstone Commercial Corp.	7,788	163,860
Gladstone Land Corp.	3,337	121,467
Global Medical REIT Inc.	6,537	96,486
Global Net Lease Inc.	14,702	206,269
Healthcare Realty Trust Inc.	20,088	543,983
Healthcare Trust of America Inc., Class A	24,313	740,574
Hersha Hospitality Trust, Class A(a)	6,888	67,365
Highwoods Properties Inc.	21,367	872,628
Hudson Pacific Properties Inc.	18,970	441,622
Independence Realty Trust Inc.	22,242	606,317
Industrial Logistics Properties Trust	13,416	216,803
iStar Inc.	14,210	239,296
JBG SMITH Properties	23,279	613,634
Kite Realty Group Trust	30,442	678,857
LTC Properties Inc.	8,139	268,587
LXP Industrial Trust	38,884	487,994
Macerich Co. (The)	43,597	547,142
National Health Investors Inc.	9,390	483,867
Necessity Retail REIT Inc.	25,370	189,514
NexPoint Residential Trust Inc.	2,261	201,591
Office Properties Income Trust	10,010	216,416
Omega Healthcare Investors Inc.	48,767	1,242,583
Outfront Media Inc.	17,174	439,654
Paramount Group Inc.	33,299	316,674
Park Hotels & Resorts Inc.	48,269	951,382
Pebblebrook Hotel Trust	10,106	246,789
Physicians Realty Trust	28,596	490,135
Piedmont Office Realty Trust Inc., Class A	17,392	280,011
Plymouth Industrial REIT Inc.	3,332	80,368
PotlatchDeltic Corp.	14,057	778,617
Preferred Apartment Communities Inc., Class A	10,768	267,908
PS Business Parks Inc.	2,246	420,451

88	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Rayonier Inc.	11,348	$490,234
Retail Opportunity Investments Corp.	14,736	274,532
RLJ Lodging Trust	34,013	476,862
RPT Realty	11,707	155,586
Ryman Hospitality Properties Inc.(a)	6,329	591,635
Sabra Health Care REIT Inc.	46,560	543,821
Seritage Growth Properties, Class A(a)(b)	7,437	73,626
Service Properties Trust	22,535	182,984
SITE Centers Corp.	21,453	341,103
SL Green Realty Corp.	13,063	904,221
Spirit Realty Capital Inc.	15,779	685,598
STAG Industrial Inc.	15,379	573,944
Summit Hotel Properties Inc.(a)	21,956	216,706
Sunstone Hotel Investors Inc.(a)	44,649	546,950
Tanger Factory Outlet Centers Inc.	14,280	230,336
UMH Properties Inc.	3,198	75,217
Uniti Group Inc.	28,031	347,304
Universal Health Realty Income Trust	1,477	74,131
Urban Edge Properties	13,235	247,362
Urstadt Biddle Properties Inc., Class A	4,242	73,599
Veris Residential Inc.(a)	16,233	259,890
Washington Real Estate Investment Trust	17,234	415,167
Whitestone REIT	9,353	113,639
Xenia Hotels & Resorts Inc.(a)	23,198	447,489

		31,903,384

Food & Staples Retailing — 1.8%
Andersons Inc. (The)	6,209	311,878
BJ’s Wholesale Club Holdings Inc.(a)(b)	27,729	1,784,361
Casey’s General Stores Inc.	4,414	888,538
Chefs’ Warehouse Inc. (The)(a)(b)	6,668	244,049
Grocery Outlet Holding Corp.(a)	12,229	411,750
Ingles Markets Inc., Class A	2,893	269,396
Performance Food Group Co.(a)	12,189	600,308
PriceSmart Inc.	2,446	194,335
Rite Aid Corp.(a)(b)	11,207	71,389
SpartanNash Co.	7,278	249,490
Sprouts Farmers Market Inc.(a)	22,821	680,066
United Natural Foods Inc.(a)	11,873	509,708
Weis Markets Inc.	3,383	270,234

		6,485,502

Food Products — 1.6%
B&G Foods Inc.	13,250	356,823
Calavo Growers Inc.	2,453	88,897
Flowers Foods Inc.	40,314	1,069,127
Fresh Del Monte Produce Inc.	6,859	178,677
Hain Celestial Group Inc. (The)(a)	10,263	344,221
Hostess Brands Inc.(a)	15,387	349,131
Ingredion Inc.	13,551	1,153,326
J&J Snack Foods Corp.	1,519	227,394
John B Sanfilippo & Son Inc.	1,322	102,640
Lancaster Colony Corp.	1,941	301,204
Mission Produce Inc.(a)	4,616	58,716
Pilgrim’s Pride Corp.(a)	5,921	167,860
Post Holdings Inc.(a)	5,492	408,550
Sanderson Farms Inc.	1,830	346,547
Seaboard Corp.	29	122,525
Tootsie Roll Industries Inc.	1,948	68,238
TreeHouse Foods Inc.(a)	11,410	359,415

Security	Shares	Value

Food Products (continued)
Whole Earth Brands Inc.(a)	3,673	$25,380

		5,728,671

Gas Utilities — 1.7%
Chesapeake Utilities Corp.	1,644	205,780
Macquarie Infrastructure Holdings LLC	15,155	56,831
National Fuel Gas Co.	18,617	1,305,610
New Jersey Resources Corp.	19,587	845,375
Northwest Natural Holding Co.	6,300	301,329
ONE Gas Inc.	10,930	922,164
South Jersey Industries Inc.	22,855	781,412
Southwest Gas Holdings Inc.(a)	13,435	1,183,758
Spire Inc.	10,552	767,658

		6,369,917

Health Care Equipment & Supplies — 1.0%
Accuray Inc.(a)	9,849	26,198
Artivion Inc.(a)(b)	5,145	104,392
Atrion Corp.	115	72,061
Avanos Medical Inc.(a)	5,823	169,799
Bioventus Inc., Class A(a)	4,155	49,985
Enovis Corp.(a)(b)	3,104	201,357
Envista Holdings Corp.(a)	10,929	433,007
Haemonetics Corp.(a)	5,561	281,776
ICU Medical Inc.(a)(b)	1,487	318,203
Inogen Inc.(a)	4,190	105,923
Integer Holdings Corp.(a)	2,921	219,572
Intersect ENT Inc.(a)	3,289	90,020
Meridian Bioscience Inc.(a)	3,095	79,201
Natus Medical Inc.(a)	3,223	107,229
NuVasive Inc.(a)	6,321	325,152
Quidel Corp.(a)(b)	7,707	775,478
Retractable Technologies Inc.(a)(b)	1,315	5,036
SmileDirectClub Inc.(a)(b)	21,048	38,939
Varex Imaging Corp.(a)	8,094	160,666

		3,563,994

Health Care Providers & Services — 2.4%
Acadia Healthcare Co. Inc.(a)(b)	10,400	705,952
Addus HomeCare Corp.(a)	923	77,790
Alignment Healthcare Inc.(a)(b)	2,419	23,247
Amedisys Inc.(a)	2,243	286,319
AMN Healthcare Services Inc.(a)	3,786	370,081
Brookdale Senior Living Inc.(a)	37,991	234,784
Community Health Systems Inc.(a)	25,255	193,706
Covetrus Inc.(a)	8,864	122,323
Cross Country Healthcare Inc.(a)	7,272	136,277
Encompass Health Corp.	9,780	673,157
Ensign Group Inc. (The)	3,033	243,641
Fulgent Genetics Inc.(a)(b)	3,937	216,063
Hanger Inc.(a)	4,997	82,151
HealthEquity Inc.(a)	9,306	579,950
Invitae Corp.(a)(b)	20,704	109,938
LHC Group Inc.(a)	3,092	512,808
MEDNAX Inc.(a)	10,029	185,737
ModivCare Inc.(a)	1,172	121,853
National HealthCare Corp.	2,789	189,819
OPKO Health Inc.(a)(b)	58,234	157,232
Owens & Minor Inc.(b)	9,199	326,473
Patterson Companies Inc.	17,663	543,491
Premier Inc., Class A	24,271	878,853
Select Medical Holdings Corp.	12,638	285,745

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp.(a)	21,843	$1,583,836
Tivity Health Inc.(a)	3,266	104,937

		8,946,163

Health Care Technology — 0.7%
Allscripts Healthcare Solutions Inc.(a)	25,148	519,558
Change Healthcare Inc.(a)	51,439	1,211,903
Computer Programs & Systems Inc.(a)	2,924	93,334
Evolent Health Inc., Class A(a)	9,793	269,503
HealthStream Inc.(a)	2,150	41,065
Multiplan Corp.(a)(b)	49,355	218,642
NextGen Healthcare Inc.(a)	11,515	217,058

		2,571,063

Hotels, Restaurants & Leisure — 2.0%
BJ’s Restaurants Inc.(a)	3,015	83,787
Bloomin’ Brands Inc.	16,490	362,615
Brinker International Inc.(a)	9,062	329,222
Cheesecake Factory Inc. (The)(a)	9,934	366,664
Chuy’s Holdings Inc.(a)	2,696	67,427
Cracker Barrel Old Country Store Inc.	3,271	363,048
Dave & Buster’s Entertainment Inc.(a)	7,919	360,315
Denny’s Corp.(a)	8,922	114,380
Dine Brands Global Inc.	1,974	141,516
El Pollo Loco Holdings Inc.(a)	4,025	42,866
Esports Technologies Inc.(a)(b)	1,461	5,333
Full House Resorts Inc.(a)	3,448	31,204
Golden Entertainment Inc.(a)	4,183	200,617
Hilton Grand Vacations Inc.(a)	8,381	392,482
Inspired Entertainment Inc.(a)	5,534	51,411
Jack in the Box Inc.	2,176	180,086
Life Time Group Holdings Inc.(a)(b)	7,960	113,828
Marriott Vacations Worldwide Corp.	4,953	739,632
Membership Collective Group Inc., Class A(a)(b)	6,487	48,588
Noodles & Co.(a)	4,494	25,032
PlayAGS Inc.(a)	2,905	19,173
Red Robin Gourmet Burgers Inc.(a)	3,248	42,841
Ruth’s Hospitality Group Inc.	4,154	87,109
Scientific Games Corp./DE, Class A(a)	11,120	623,387
SeaWorld Entertainment Inc.(a)	5,781	389,871
Six Flags Entertainment Corp.(a)	8,964	343,052
Texas Roadhouse Inc.	4,607	379,294
Travel + Leisure Co.	17,593	976,060
Wendy’s Co. (The)	15,148	299,324

		7,180,164

Household Durables — 1.6%
Beazer Homes USA Inc.(a)	5,948	89,696
Century Communities Inc.	6,057	319,325
Dream Finders Homes Inc., Class A(a)(b)	2,345	40,639
Ethan Allen Interiors Inc.	4,513	107,139
GoPro Inc., Class A(a)	26,389	235,390
Green Brick Partners Inc.(a)	9,849	194,025
Helen of Troy Ltd.(a)(b)	2,149	460,982
Hovnanian Enterprises Inc., Class A(a)	1,019	46,894
iRobot Corp.(a)	2,388	120,952
KB Home	17,493	567,298
La-Z-Boy Inc.	8,990	236,257
Leggett & Platt Inc.	16,435	585,579
LGI Homes Inc.(a)(b)	1,643	153,966
M/I Homes Inc.(a)	5,909	261,650
MDC Holdings Inc.	11,465	423,173

Security	Shares	Value

Household Durables (continued)
Meritage Homes Corp.(a)	7,586	$626,224
Taylor Morrison Home Corp.(a)	25,073	656,662
Traeger Inc.(a)(b)	2,338	14,005
Tri Pointe Homes Inc.(a)	22,592	466,977
Tupperware Brands Corp.(a)	10,043	176,556
Universal Electronics Inc.(a)	2,624	77,408
Weber Inc., Class A(b)	2,147	18,851

		5,879,648

Household Products — 0.4%
Central Garden & Pet Co.(a)	1,996	87,405
Central Garden & Pet Co., Class A, NVS(a)	8,024	332,033
Energizer Holdings Inc.	6,745	204,306
Reynolds Consumer Products Inc.	11,064	327,384
Spectrum Brands Holdings Inc.	4,531	385,452

		1,336,580

Independent Power and Renewable Electricity Producers — 0.1%
Clearway Energy Inc., Class A	2,726	77,473
Clearway Energy Inc., Class C	6,302	192,400
Ormat Technologies Inc.	3,567	277,156

		547,029

Insurance — 3.3%
Ambac Financial Group Inc.(a)	9,569	73,968
American Equity Investment Life Holding Co.	16,816	634,300
American National Group Inc.	2,633	496,610
AMERISAFE Inc.	4,073	188,784
Argo Group International Holdings Ltd.	7,128	305,078
Assured Guaranty Ltd.	14,231	784,840
Axis Capital Holdings Ltd.	15,769	904,037
Brighthouse Financial Inc.(a)	15,882	815,699
CNO Financial Group Inc.	24,665	595,413
Employers Holdings Inc.	3,840	151,066
Enstar Group Ltd.(a)	2,537	598,098
Genworth Financial Inc., Class A(a)	102,936	381,893
GoHealth Inc., Class A(a)(b)	6,399	4,781
Hanover Insurance Group Inc. (The)	7,320	1,074,722
HCI Group Inc.	547	35,057
Horace Mann Educators Corp.	8,145	324,578
James River Group Holdings Ltd.	7,675	181,974
Kemper Corp.	6,804	314,073
MBIA Inc.(a)	9,817	118,197
Mercury General Corp.	5,492	276,962
National Western Life Group Inc., Class A	301	59,827
Oscar Health Inc., Class A(a)	3,096	22,787
Primerica Inc.	3,874	501,915
ProAssurance Corp.	6,226	152,973
Ryan Specialty Group Holdings Inc., Class A(a)	6,757	249,941
Safety Insurance Group Inc.	2,821	242,719
Selective Insurance Group Inc.	7,421	611,194
Selectquote Inc.(a)	17,306	35,650
SiriusPoint Ltd.(a)	18,090	113,605
Stewart Information Services Corp.	2,958	152,633
Universal Insurance Holdings Inc.	5,963	74,895
Unum Group	41,623	1,270,334
White Mountains Insurance Group Ltd.	415	434,928

		12,183,531

Interactive Media & Services — 0.4%
Cargurus Inc.(a)(b)	5,225	170,753
Cars.com Inc.(a)	13,209	146,884
Eventbrite Inc., Class A(a)(b)	9,862	104,340

90	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
EverQuote Inc., Class A(a)	1,912	$26,539
Liberty TripAdvisor Holdings Inc., Class A(a)(b)	15,036	22,554
Outbrain Inc.(a)(b)	750	6,750
QuinStreet Inc.(a)	4,605	43,793
TripAdvisor Inc.(a)	10,174	261,167
TrueCar Inc.(a)	7,798	27,917
Yelp Inc.(a)(b)	5,781	188,056
Ziff Davis Inc.(a)	5,546	490,044

		1,488,797

Internet & Direct Marketing Retail — 0.1%
1-800-Flowers.com Inc., Class A(a)	1,722	17,565
1847 Goedeker Inc.(a)	10,120	12,852
CarParts.com Inc.(a)	2,864	17,155
Duluth Holdings Inc., Class B(a)	1,058	12,961
Groupon Inc.(a)(b)	4,169	81,337
Lands’ End Inc.(a)(b)	1,357	19,025
PetMed Express Inc.	2,599	56,918
Qurate Retail Inc., Series A(a)	73,104	307,768

		525,581

IT Services — 1.2%
Bread Financial Holdings Inc.	10,150	556,220
Cass Information Systems Inc.	2,413	93,407
Conduent Inc.(a)	33,350	187,761
CSG Systems International Inc.	6,624	407,177
EVERTEC Inc.	3,671	144,637
Evo Payments Inc., Class A(a)	6,427	144,800
ExlService Holdings Inc.(a)	1,986	270,394
Hackett Group Inc. (The)	2,536	59,571
I3 Verticals Inc., Class A(a)	2,019	55,422
Limelight Networks Inc.(a)	27,265	97,336
Maximus Inc.	6,664	485,672
MoneyGram International Inc.(a)	18,792	190,363
Rackspace Technology Inc.(a)(b)	7,583	74,996
Sabre Corp.(a)	66,168	692,779
SolarWinds Corp.	4,889	60,477
Unisys Corp.(a)	13,665	194,180
WEX Inc.(a)	3,408	566,546

		4,281,738

Leisure Products — 0.6%
Acushnet Holdings Corp.	3,480	141,775
American Outdoor Brands Inc.(a)(b)	1,552	19,555
Johnson Outdoors Inc., Class A	898	68,679
Malibu Boats Inc., Class A(a)	2,773	139,454
MasterCraft Boat Holdings Inc.(a)	3,827	92,116
Nautilus Inc.(a)	6,295	18,948
Polaris Inc.	11,619	1,103,108
Smith & Wesson Brands Inc.	9,936	136,421
Sturm Ruger & Co. Inc.	3,608	245,885
Vista Outdoor Inc.(a)	11,515	405,674

		2,371,615

Life Sciences Tools & Services — 0.1%
Maravai LifeSciences Holdings Inc., Class A(a)	12,903	396,509
Personalis Inc.(a)	2,693	15,081
Standard BioTools Inc.(a)(b)	10,472	27,751

		439,341

Machinery — 2.5%
Alamo Group Inc.	922	116,578
Albany International Corp., Class A	2,884	225,586
Allison Transmission Holdings Inc.	21,256	795,825

Security	Shares	Value

Machinery (continued)
Altra Industrial Motion Corp.	7,952	$310,128
Astec Industries Inc.	2,238	87,506
Barnes Group Inc.	9,498	318,943
Blue Bird Corp.(a)	2,367	37,943
CIRCOR International Inc.(a)	4,216	82,844
Columbus McKinnon Corp./NY	2,641	93,623
Commercial Vehicle Group Inc.(a)	6,020	43,224
Crane Co.	4,287	412,538
Desktop Metal Inc., Class A(a)	19,035	66,813
Douglas Dynamics Inc.	4,739	146,719
Enerpac Tool Group Corp.	6,520	130,922
EnPro Industries Inc.	2,246	209,350
Federal Signal Corp.	5,782	196,761
Flowserve Corp.	15,755	515,346
Gates Industrial Corp. PLC(a)(b)	19,444	247,911
Gorman-Rupp Co. (The)	1,907	60,757
Greenbrier Companies Inc. (The)	6,677	285,175
Hillenbrand Inc.	14,709	600,421
Hyster-Yale Materials Handling Inc.	2,055	63,130
Kennametal Inc.	16,950	436,124
Manitowoc Co. Inc. (The)(a)(b)	7,230	95,725
Meritor Inc.(a)	8,649	310,586
Mueller Industries Inc.	5,951	322,247
Mueller Water Products Inc., Class A	14,544	174,964
Nikola Corp.(a)(b)	42,186	302,895
RBC Bearings Inc.(a)	2,229	375,252
REV Group Inc.	6,613	78,827
SPX Corp.(a)	3,890	162,991
Standex International Corp.	1,197	112,566
Tennant Co.	2,417	156,090
Terex Corp.	4,829	164,186
Timken Co. (The)	14,070	810,995
Titan International Inc.(a)	5,861	81,233
Trinity Industries Inc.	5,710	158,395
Wabash National Corp.	6,943	99,354
Welbilt Inc.(a)	12,125	286,393

		9,176,866

Marine — 0.3%
Eagle Bulk Shipping Inc.	2,755	171,471
Genco Shipping & Trading Ltd.	4,645	102,329
Kirby Corp.(a)	8,535	556,482
Matson Inc.	4,943	425,197

		1,255,479

Media — 1.5%
Advantage Solutions Inc.(a)	20,519	103,211
Altice USA Inc., Class A(a)	45,872	425,692
AMC Networks Inc., Class A(a)	6,008	196,041
Audacy Inc(a)	13,735	34,887
Clear Channel Outdoor Holdings Inc.(a)	95,763	235,577
Entravision Communications Corp., Class A	6,572	33,977
EW Scripps Co. (The), Class A, NVS(a)	6,173	101,608
Gannett Co. Inc.(a)(b)	15,912	63,807
Gray Television Inc.	18,040	334,101
iHeartMedia Inc., Class A(a)	22,358	357,504
John Wiley & Sons Inc., Class A	8,916	453,735
Nexstar Media Group Inc., Class A	8,348	1,322,490
Scholastic Corp., NVS	6,279	231,381
Sinclair Broadcast Group Inc., Class A	9,959	221,488
TEGNA Inc.	45,188	996,395

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Thryv Holdings Inc.(a)	3,535	$91,309
Urban One Inc., Class A(a)	1,861	15,056
Urban One Inc., Class D, NVS(a)	3,602	21,756
WideOpenWest Inc.(a)	10,776	216,059

		5,456,074

Metals & Mining — 2.2%
Allegheny Technologies Inc.(a)	25,980	706,136
Alpha Metallurgical Resources Inc.(a)	3,531	546,387
Arconic Corp.(a)	21,651	544,739
Carpenter Technology Corp.	9,878	377,142
Century Aluminum Co.(a)	6,415	108,221
Coeur Mining Inc.(a)	52,525	190,666
Commercial Metals Co.	24,736	1,014,176
Compass Minerals International Inc.	2,178	128,785
Haynes International Inc.	1,046	40,878
Hecla Mining Co.	62,912	327,772
Kaiser Aluminum Corp.	3,243	312,950
Materion Corp.	1,336	113,760
McEwen Mining Inc.(a)	41,063	27,520
Piedmont Lithium Inc.(a)	1,352	88,434
Royal Gold Inc.	5,003	652,791
Ryerson Holding Corp.	3,241	119,301
Schnitzer Steel Industries Inc., Class A	5,262	240,105
SunCoke Energy Inc.	17,033	141,715
TimkenSteel Corp.(a)	8,403	173,690
United States Steel Corp.	53,156	1,620,727
Warrior Met Coal Inc.	10,517	358,314
Worthington Industries Inc.	6,651	316,388

		8,150,597

Mortgage Real Estate Investment — 1.9%
Apollo Commercial Real Estate Finance Inc.	26,833	323,069
Arbor Realty Trust Inc.	30,664	524,354
Ares Commercial Real Estate Corp.	9,761	147,098
ARMOUR Residential REIT Inc.	18,887	138,631
Blackstone Mortgage Trust Inc., Class A	34,327	1,031,183
BrightSpire Capital Inc.	19,099	162,342
Broadmark Realty Capital Inc.	9,268	72,383
Chimera Investment Corp.	48,059	481,551
Dynex Capital Inc.	7,606	123,445
Ellington Financial Inc.	6,633	107,388
Granite Point Mortgage Trust Inc.	10,787	104,958
Hannon Armstrong Sustainable Infrastructure Capital Inc.	7,070	282,729
Invesco Mortgage Capital Inc.	64,521	112,267
KKR Real Estate Finance Trust Inc.	9,085	172,615
Ladder Capital Corp.	22,796	259,647
MFA Financial Inc., NVS	20,215	288,064
New Residential Investment Corp.	95,062	988,645
New York Mortgage Trust Inc.	76,570	246,555
Orchid Island Capital Inc.	36,028	100,158
PennyMac Mortgage Investment Trust	19,452	298,394
Ready Capital Corp.	13,706	199,697
Redwood Trust Inc.	23,402	226,999
TPG RE Finance Trust Inc.	12,057	127,201
Two Harbors Investment Corp.	70,647	339,812

		6,859,185

Multi-Utilities — 0.6%
Avista Corp.	14,517	588,955
Black Hills Corp.	13,023	953,804
NorthWestern Corp.	11,010	624,157

Security	Shares	Value

Multi-Utilities (continued)
Unitil Corp.	3,279	$167,229

		2,334,145

Multiline Retail — 0.4%
Big Lots Inc.	6,221	192,229
Dillard’s Inc., Class A	815	247,605
Franchise Group Inc.	5,474	204,125
Nordstrom Inc.	22,791	585,729
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	4,936	237,175

		1,466,863

Oil, Gas & Consumable Fuels — 7.2%
Aemetis Inc.(a)	3,416	31,188
Alto Ingredients Inc.(a)	14,634	84,438
Antero Midstream Corp.	65,875	676,536
Antero Resources Corp.(a)	34,571	1,216,899
Arch Resources Inc.	3,133	521,269
Berry Corp.	13,736	150,684
Brigham Minerals Inc., Class A	4,632	114,781
California Resources Corp.	16,386	658,881
Callon Petroleum Co.(a)	9,666	495,576
Centennial Resource Development Inc./DE, Class A(a)	37,472	290,033
Centrus Energy Corp., Class A(a)	807	22,402
Chesapeake Energy Corp.	21,244	1,742,433
Civitas Resources Inc.	14,690	861,128
CNX Resources Corp.(a)(b)	41,274	848,181
Comstock Resources Inc.(a)	18,553	315,958
CONSOL Energy Inc.(a)	6,444	306,412
Crescent Energy Inc.	3,351	52,644
CVR Energy Inc.	5,940	148,916
Delek U.S. Holdings Inc.(a)	15,125	366,025
Dorian LPG Ltd.	5,739	84,478
DTE Midstream LLC(a)	19,630	1,055,113
Earthstone Energy Inc., Class A(a)(b)	5,979	80,657
EQT Corp.(a)	40,166	1,596,598
Equitrans Midstream Corp.	82,812	650,902
Gran Tierra Energy Inc.(a)	75,319	122,017
Green Plains Inc.(a)	4,607	129,318
Gulfport Energy Corp.(a)	1,261	118,509
HF Sinclair Corp.(a)	30,551	1,161,549
International Seaways Inc.	8,467	178,908
Kosmos Energy Ltd.(a)	91,973	621,737
Laredo Petroleum Inc.(a)	2,928	208,503
Magnolia Oil & Gas Corp., Class A	13,991	325,151
Matador Resources Co.	22,472	1,097,083
Murphy Oil Corp.	29,554	1,125,416
NextDecade Corp.(a)	3,038	16,982
Northern Oil and Gas Inc.	13,350	333,483
Oasis Petroleum Inc.	3,784	501,985
Par Pacific Holdings Inc.(a)	9,424	138,250
PBF Energy Inc., Class A(a)	19,398	563,706
PDC Energy Inc.	19,845	1,383,990
Peabody Energy Corp.(a)	19,340	437,858
Range Resources Corp.(a)	50,917	1,524,455
Ranger Oil Corp.(a)	4,309	137,242
Renewable Energy Group Inc.(a)	10,184	621,835
Ring Energy Inc.(a)	16,338	73,031
SandRidge Energy Inc.(a)	6,458	119,925
SilverBow Resources Inc.(a)	2,023	74,042
SM Energy Co.	10,688	379,745
Southwestern Energy Co.(a)	227,121	1,703,407

92	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Talos Energy Inc.(a)	4,897	$88,978
W&T Offshore Inc.(a)(b)	18,834	89,650
Whiting Petroleum Corp.	7,957	581,259
World Fuel Services Corp.	12,875	311,833

		26,541,979

Paper & Forest Products — 0.6%
Clearwater Paper Corp.(a)	3,466	114,759
Glatfelter Corp.	4,101	45,111
Louisiana-Pacific Corp.	17,932	1,156,973
Mercer International Inc.	8,279	132,547
Neenah Inc.	3,497	123,794
Resolute Forest Products Inc.	9,482	132,179
Sylvamo Corp.(a)	7,190	321,033

		2,026,396

Personal Products — 0.7%
BellRing Brands Inc.(a)(b)	9,864	211,386
Coty Inc., Class A(a)	70,277	569,946
Edgewell Personal Care Co.	11,095	423,163
Herbalife Nutrition Ltd.(a)(b)	20,172	536,172
Medifast Inc.	800	142,688
Nu Skin Enterprises Inc., Class A	10,163	433,350
USANA Health Sciences Inc.(a)	1,200	91,992

		2,408,697

Pharmaceuticals — 0.8%
Aerie Pharmaceuticals Inc.(a)(b)	4,040	28,724
Amneal Pharmaceuticals Inc.(a)(b)	20,399	78,740
Amphastar Pharmaceuticals Inc.(a)	2,662	94,421
ANI Pharmaceuticals Inc.(a)	2,578	76,077
Arvinas Inc.(a)	3,447	189,482
Cara Therapeutics Inc.(a)	8,647	75,402
Collegium Pharmaceutical Inc.(a)	7,115	114,552
Corcept Therapeutics Inc.(a)	6,585	141,643
DICE Therapeutics Inc.(a)(b)	979	19,893
Endo International PLC(a)	48,840	97,680
Innoviva Inc.(a)	12,736	217,276
Marinus Pharmaceuticals Inc.(a)(b)	3,246	21,489
NGM Biopharmaceuticals Inc.(a)	4,278	53,389
Omeros Corp.(a)	4,805	16,673
Perrigo Co. PLC	27,275	935,533
Phibro Animal Health Corp., Class A	4,235	76,188
Pliant Therapeutics Inc.(a)	2,343	13,730
PLx Pharma Inc.(a)	1,828	5,521
Prestige Consumer Healthcare Inc.(a)	10,184	556,657
Provention Bio Inc.(a)	5,386	24,183
Relmada Therapeutics Inc.(a)	2,703	67,872
Supernus Pharmaceuticals Inc.(a)	7,229	201,689

		3,106,814

Professional Services — 1.9%
ASGN Inc.(a)	4,931	559,422
Barrett Business Services Inc.	1,035	74,489
CACI International Inc., Class A(a)	4,754	1,261,236
CBIZ Inc.(a)	4,633	194,076
CRA International Inc.	448	36,902
FTI Consulting Inc.(a)(b)	2,146	338,446
Heidrick & Struggles International Inc.	2,502	79,964
Huron Consulting Group Inc.(a)	2,425	125,566
ICF International Inc.	1,560	154,144
KBR Inc.	19,283	949,302
Kelly Services Inc., Class A, NVS	7,338	141,550

Security	Shares	Value

Professional Services (continued)
Kforce Inc.	1,584	$110,959
Korn Ferry	4,783	293,868
ManpowerGroup Inc.	11,058	997,432
ManTech International Corp./VA, Class A	5,645	453,519
Resources Connection Inc.	4,358	74,914
Science Applications International Corp.	11,608	966,134
TriNet Group Inc.(a)(b)	2,342	207,735
TrueBlue Inc.(a)	4,914	125,651
Willdan Group Inc.(a)(b)	851	22,875

		7,168,184

Real Estate Management & Development — 0.8%
Cushman & Wakefield PLC(a)(b)	30,385	543,892
Howard Hughes Corp. (The)(a)(b)	4,237	424,929
Kennedy-Wilson Holdings Inc.	24,744	557,977
Marcus & Millichap Inc.	2,710	121,381
Newmark Group Inc., Class A	33,357	405,288
RE/MAX Holdings Inc., Class A	3,940	92,432
Realogy Holdings Corp.(a)(b)	23,643	259,127
RMR Group Inc. (The), Class A	3,318	90,515
Tejon Ranch Co.(a)	2,881	52,751
WeWork Inc., Class A(a)(b)	42,946	301,051

		2,849,343

Road & Rail — 0.7%
ArcBest Corp.	1,844	133,063
Covenant Logistics Group Inc., Class A	2,233	45,866
Daseke Inc.(a)	12,242	102,833
Heartland Express Inc.	9,750	134,550
Landstar System Inc.	3,283	508,537
Marten Transport Ltd.	12,296	213,704
Ryder System Inc.	10,952	765,545
Schneider National Inc., Class B	7,103	167,844
Werner Enterprises Inc.	12,193	483,208
Yellow Corp.(a)	6,796	30,446

		2,585,596

Semiconductors & Semiconductor Equipment — 1.0%
Alpha & Omega Semiconductor Ltd.(a)	2,028	87,001
Amkor Technology Inc.	11,460	215,563
AXT Inc.(a)	3,162	18,656
Cirrus Logic Inc.(a)	4,611	349,514
CMC Materials Inc.	3,776	675,564
Cohu Inc.(a)	4,595	122,043
Ichor Holdings Ltd.(a)	2,872	83,604
Kulicke & Soffa Industries Inc.	5,299	245,927
Magnachip Semiconductor Corp.(a)	4,771	87,262
NeoPhotonics Corp.(a)	6,644	100,590
Onto Innovation Inc.(a)	3,341	237,679
Photronics Inc.(a)	12,662	189,803
Rambus Inc.(a)	12,762	317,901
SMART Global Holdings Inc.(a)	4,050	91,773
SunPower Corp.(a)	10,316	170,317
Synaptics Inc.(a)	3,662	543,587
Ultra Clean Holdings Inc.(a)	5,513	171,840
Veeco Instruments Inc.(a)	5,750	131,790

		3,840,414

Software — 1.4%
ACI Worldwide Inc.(a)	7,171	198,063
American Software Inc./GA, Class A	2,549	43,588
Arteris Inc.(a)	464	5,471
Avaya Holdings Corp.(a)(b)	17,522	162,078

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Benefitfocus Inc.(a)	6,389	$68,043
Blackbaud Inc.(a)	4,980	288,890
BTRS Holdings Inc.(a)	7,942	53,370
CDK Global Inc.	23,841	1,297,189
ChannelAdvisor Corp.(a)	1,821	26,423
CommVault Systems Inc.(a)	4,422	269,742
Consensus Cloud Solutions Inc.(a)	3,277	172,763
Datto Holding Corp.(a)	1,960	68,012
Ebix Inc.	4,791	142,772
Kaleyra Inc.(a)(b)	3,993	23,279
NCR Corp.(a)	27,076	948,472
Nutanix Inc., Class A(a)	17,371	434,796
Paycor HCM Inc.(a)(b)	3,427	84,407
Phunware Inc.(a)(b)	8,989	18,158
Rimini Street Inc.(a)	2,077	11,963
Verint Systems Inc.(a)	7,770	423,931
Vertex Inc., Class A(a)	3,133	44,583
Xperi Holding Corp.	12,413	193,643

		4,979,636

Specialty Retail — 3.0%
Aaron’s Co. Inc. (The)	6,521	133,876
Abercrombie & Fitch Co., Class A(a)	11,555	399,572
Academy Sports & Outdoors Inc.	17,854	667,025
American Eagle Outfitters Inc.	31,414	474,666
America’s Car-Mart Inc./TX(a)(b)	1,217	98,394
Arko Corp.	13,272	123,031
Asbury Automotive Group Inc.(a)	2,632	483,525
Barnes & Noble Education Inc.(a)	3,979	12,096
Bed Bath & Beyond Inc.(a)	19,576	266,429
Big 5 Sporting Goods Corp.	4,369	63,219
Buckle Inc. (The)	5,996	186,236
Caleres Inc.	7,865	180,344
Camping World Holdings Inc., Class A	8,342	214,223
Cato Corp. (The), Class A	3,892	52,737
Chico’s FAS Inc.(a)	25,300	134,090
Children’s Place Inc. (The)(a)	2,809	130,141
Citi Trends Inc.(a)(b)	713	19,943
Conn’s Inc.(a)(b)	3,996	62,537
Container Store Group Inc. (The)(a)	6,681	51,110
Designer Brands Inc. , Class A	12,577	173,814
Dick’s Sporting Goods Inc.	5,945	573,217
Foot Locker Inc.	17,799	521,689
Genesco Inc.(a)	2,792	173,188
Group 1 Automotive Inc.	3,488	607,400
Guess? Inc.	5,462	122,731
Haverty Furniture Companies Inc.	3,086	76,625
Hibbett Inc.	1,389	59,977
JOANN Inc.	2,250	23,490
Kirkland’s Inc.(a)(b)	2,575	18,617
LL Flooring Holdings Inc.(a)	3,227	44,565
MarineMax Inc.(a)(b)	2,546	104,182
Monro Inc.	2,747	125,620
Murphy USA Inc.	4,670	1,090,912
ODP Corp. (The)(a)	9,375	403,406
OneWater Marine Inc., Class A	2,288	74,795
Party City Holdco Inc.(a)	22,515	69,571
Rent-A-Center Inc./TX	12,342	297,689
Sally Beauty Holdings Inc.(a)(b)	22,358	338,053
Shift Technologies Inc.(a)(b)	13,685	18,338
Shoe Carnival Inc.	3,519	106,239

Security	Shares	Value

Specialty Retail (continued)
Signet Jewelers Ltd.	6,348	$445,630
Sleep Number Corp.(a)	2,367	96,006
Sonic Automotive Inc., Class A	4,259	181,220
Sportsman’s Warehouse Holdings Inc.(a)	8,822	84,779
Tilly’s Inc., Class A	4,757	41,957
TravelCenters of America Inc.(a)	2,502	95,101
Urban Outfitters Inc.(a)	13,396	318,825
Victoria’s Secret & Co.(a)	14,847	699,591
Vroom Inc.(a)(b)	12,278	19,154
Zumiez Inc.(a)	3,977	145,678

		10,905,253

Technology Hardware, Storage & Peripherals — 0.3%
Avid Technology Inc.(a)(b)	3,815	120,974
Corsair Gaming Inc.(a)(b)	4,525	68,463
Diebold Nixdorf Inc.(a)(b)	15,298	62,722
Eastman Kodak Co.(a)	8,041	41,572
Quantum Corp.(a)(b)	10,815	20,224
Super Micro Computer Inc.(a)	9,130	384,373
Turtle Beach Corp.(a)	1,529	25,442
Xerox Holdings Corp.	25,625	445,875

		1,169,645

Textiles, Apparel & Luxury Goods — 1.0%
Carter’s Inc.	3,964	333,927
Columbia Sportswear Co.	2,816	231,363
Fossil Group Inc.(a)	9,934	98,148
G-III Apparel Group Ltd.(a)	8,957	237,181
Hanesbrands Inc.	71,147	943,409
Kontoor Brands Inc.	9,720	386,176
Movado Group Inc.	3,388	121,866
Oxford Industries Inc.	3,231	289,498
Ralph Lauren Corp.	3,663	382,197
Rocky Brands Inc.	838	32,271
Steven Madden Ltd.	8,224	337,678
Vera Bradley Inc.(a)	5,293	32,552
Wolverine World Wide Inc.	8,050	159,551

		3,585,817

Thrifts & Mortgage Finance — 2.0%
Axos Financial Inc.(a)(b)	5,096	193,036
Blue Foundry Bancorp(a)(b)	6,089	76,843
Essent Group Ltd.	22,536	913,384
Federal Agricultural Mortgage Corp., Class C, NVS	1,913	195,949
Flagstar Bancorp. Inc.	11,011	388,688
Kearny Financial Corp./MD	9,594	113,785
Merchants Bancorp./IN	1,962	46,146
MGIC Investment Corp.	65,311	852,962
Mr Cooper Group Inc.(a)	7,667	344,785
New York Community Bancorp. Inc.	94,866	876,562
NMI Holdings Inc., Class A(a)	9,524	175,051
Northfield Bancorp. Inc.	9,455	123,766
PennyMac Financial Services Inc.	6,249	303,451
Provident Financial Services Inc.	16,493	364,990
Radian Group Inc.	36,607	783,024
Rocket Companies Inc., Class A(b)	27,449	242,924
TFS Financial Corp.	6,414	96,146
TrustCo Bank Corp. NY	3,291	102,515
Walker & Dunlop Inc.	6,011	719,877
WSFS Financial Corp.	8,473	339,513

		7,253,397

94	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Tobacco — 0.2%
Turning Point Brands Inc.	922	$28,942
Universal Corp./VA	5,085	294,167
Vector Group Ltd.	26,717	339,840

		662,949

Trading Companies & Distributors — 2.3%
Air Lease Corp.	21,863	880,642
Applied Industrial Technologies Inc.	4,829	505,548
Beacon Roofing Supply Inc.(a)	11,293	673,402
BlueLinx Holdings Inc.(a)	853	56,869
Boise Cascade Co.	8,000	604,640
Custom Truck One Source Inc.(a)(b)	6,604	43,388
DXP Enterprises Inc./TX(a)	1,787	42,227
GATX Corp.	7,242	748,750
Global Industrial Co.	1,387	42,803
GMS Inc.(a)	8,791	421,528
H&E Equipment Services Inc.	2,747	97,464
McGrath RentCorp.	4,936	411,959
MRC Global Inc.(a)	12,353	148,112
MSC Industrial Direct Co. Inc., Class A	9,649	799,516
NOW Inc.(a)	22,542	245,708
Rush Enterprises Inc., Class A	8,710	443,165
Titan Machinery Inc.(a)	2,480	58,478
Triton International Ltd.	13,642	833,390
Univar Solutions Inc.(a)	19,965	581,381
Veritiv Corp.(a)	2,823	396,744
WESCO International Inc.(a)(b)	4,289	528,662

		8,564,376

Water Utilities — 0.2%
American States Water Co.	3,645	286,716
California Water Service Group	5,559	288,345
Middlesex Water Co.	1,580	140,541
SJW Group	3,178	187,502

		903,104

Security	Shares	Value

Wireless Telecommunication Services — 0.2%
Gogo Inc.(a)(b)	6,536	$120,328
Shenandoah Telecommunications Co.	4,489	90,678
Telephone and Data Systems Inc.	20,233	370,668
United States Cellular Corp.(a)	2,976	85,649

		667,323

Total Common Stocks — 99.8% (Cost: $371,587,288)		366,595,800

Short-Term Investments

Money Market Funds — 5.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	19,595,129	19,595,129
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	540,000	540,000

		20,135,129

Total Short-Term Investments — 5.5% (Cost: $20,131,600)		20,135,129

Total Investments in Securities — 105.3% (Cost: $391,718,888)		386,730,929

Other Assets, Less Liabilities — (5.3)%		(19,408,279)

Net Assets — 100.0%		$367,322,650

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$14,020,978	$5,582,702	(a)	$—	$(9,460)	$909	$19,595,129	19,595,129	$78,131	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	160,000	380,000	(a)	—	—	—	540,000	540,000	359		—

					$(9,460)	$909	$20,135,129		$78,490		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Small-Cap Value ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	4	06/17/22	$372	$(30,488)
S&P Mid 400 E-Mini Index	1	06/17/22	250	(12,465)

				$(42,953)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$42,953

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(60,147)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(42,957)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$788,140

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$366,595,800	$—	$—	$366,595,800
Money Market Funds	20,135,129	—	—	20,135,129

	$386,730,929	$—	$—	$386,730,929

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(42,953)	$—	$—	$(42,953)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

96	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
Axon Enterprise Inc.(a)	1,424	$159,773
Boeing Co. (The)(a)	11,346	1,688,739
General Dynamics Corp.	4,768	1,127,775
HEICO Corp.	851	120,187
HEICO Corp., Class A	1,543	179,975
Howmet Aerospace Inc.	7,940	270,913
Huntington Ingalls Industries Inc.	824	175,298
L3Harris Technologies Inc.	4,055	941,814
Lockheed Martin Corp.	5,019	2,168,810
Northrop Grumman Corp.	3,050	1,340,170
Raytheon Technologies Corp.	30,935	2,936,041
Textron Inc.	4,546	314,810
TransDigm Group Inc.(a)	1,098	653,101
Woodward Inc.	1,316	145,392

		12,222,798

Air Freight & Logistics — 0.6%
CH Robinson Worldwide Inc.	2,731	289,895
Expeditors International of Washington Inc.	3,501	346,844
FedEx Corp.	5,069	1,007,413
GXO Logistics Inc.(a)	2,042	120,866
United Parcel Service Inc., Class B	15,114	2,720,218

		4,485,236

Airlines — 0.2%
American Airlines Group Inc.(a)(b)	13,323	250,073
Delta Air Lines Inc.(a)	13,285	571,653
Southwest Airlines Co.(a)	12,290	574,189
United Airlines Holdings Inc.(a)	6,688	337,744

		1,733,659

Auto Components — 0.2%
Aptiv PLC(a)	5,630	599,032
Autoliv Inc.	1,656	122,014
BorgWarner Inc.	4,847	178,515
Gentex Corp.	4,855	142,495
Lear Corp.	1,246	159,413
QuantumScape Corp.(a)(b)	5,348	79,899

		1,281,368

Automobiles — 2.2%
Ford Motor Co.	81,435	1,153,120
General Motors Co.(a)	30,128	1,142,152
Lucid Group Inc.(a)(b)	11,423	206,528
Rivian Automotive Inc., Class A(a)(b)	3,340	101,002
Tesla Inc.(a)	17,353	15,110,298

		17,713,100

Banks — 3.5%
Bank of America Corp.	147,362	5,257,876
Citigroup Inc.	41,102	1,981,527
Citizens Financial Group Inc.	10,258	404,165
Comerica Inc.	2,687	220,065
Commerce Bancshares Inc.	2,336	159,712
Cullen/Frost Bankers Inc.	1,179	155,970
East West Bancorp. Inc.	2,939	209,551
Fifth Third Bancorp.	14,147	530,937
First Horizon Corp.	11,101	248,440
First Republic Bank/CA	3,710	553,606
Huntington Bancshares Inc./OH	29,912	393,343
JPMorgan Chase & Co.	61,265	7,312,590
KeyCorp.	19,251	371,737

Security	Shares	Value

Banks (continued)
M&T Bank Corp.	3,717	$619,401
PNC Financial Services Group Inc. (The)	8,709	1,446,565
Regions Financial Corp.	19,516	404,371
Signature Bank/New York NY	1,303	315,652
SVB Financial Group(a)	1,214	591,995
Truist Financial Corp.	27,673	1,337,990
U.S. Bancorp.	27,985	1,358,952
Wells Fargo & Co.	80,553	3,514,527
Western Alliance Bancorp.	2,242	170,639
Zions Bancorp. NA	3,111	175,803

		27,735,414

Beverages — 1.6%
Brown-Forman Corp., Class A	1,184	73,905
Brown-Forman Corp., Class B, NVS	3,767	254,047
Coca-Cola Co. (The)	80,589	5,206,855
Constellation Brands Inc., Class A	3,399	836,460
Keurig Dr Pepper Inc.	15,298	572,145
Molson Coors Beverage Co., Class B	3,977	215,315
Monster Beverage Corp.(a)	7,794	667,790
PepsiCo Inc.	28,677	4,924,128

		12,750,645

Biotechnology — 2.1%
AbbVie Inc.	36,651	5,383,299
Alnylam Pharmaceuticals Inc.(a)(b)	2,517	335,843
Amgen Inc.	11,678	2,723,193
Biogen Inc.(a)	3,037	629,995
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	1,274	113,603
BioMarin Pharmaceutical Inc.(a)	3,827	311,326
Bridgebio Pharma Inc.(a)	2,271	18,213
Exact Sciences Corp.(a)	3,581	197,134
Gilead Sciences Inc.	26,031	1,544,680
Horizon Therapeutics PLC(a)	4,710	464,218
Incyte Corp.(a)	3,944	295,642
Intellia Therapeutics Inc.(a)	1,433	70,260
Mirati Therapeutics Inc.(a)	1,031	63,705
Moderna Inc.(a)	7,300	981,193
Natera Inc.(a)	1,757	61,706
Neurocrine Biosciences Inc.(a)	1,984	178,620
Novavax Inc.(a)(b)	1,539	69,363
Regeneron Pharmaceuticals Inc.(a)	2,218	1,461,906
Seagen Inc.(a)	2,753	360,671
United Therapeutics Corp.(a)	938	166,551
Vertex Pharmaceuticals Inc.(a)	5,293	1,446,153

		16,877,274

Building Products — 0.5%
A O Smith Corp.	2,776	162,202
Advanced Drainage Systems Inc.	1,159	118,751
Allegion PLC	1,843	210,544
Builders FirstSource Inc.(a)	3,963	244,002
Carlisle Companies Inc.	1,077	279,331
Carrier Global Corp.	17,785	680,632
Fortune Brands Home & Security Inc.	2,826	201,353
Johnson Controls International PLC	14,536	870,270
Lennox International Inc.	688	146,675
Masco Corp.	4,967	261,711
Owens Corning	2,063	187,589
Trane Technologies PLC	4,852	678,746
Trex Co. Inc.(a)	2,354	136,979

		4,178,785

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets — 3.0%
Ameriprise Financial Inc.	2,288	$607,441
Ares Management Corp., Class A	3,502	231,902
Bank of New York Mellon Corp. (The)	15,376	646,715
BlackRock Inc.(c)	2,956	1,846,554
Blackstone Inc., NVS	14,571	1,479,976
Carlyle Group Inc. (The)	2,874	104,297
Charles Schwab Corp. (The)	31,159	2,066,776
CME Group Inc.	7,447	1,633,425
Coinbase Global Inc., Class A(a)(b)	612	68,979
FactSet Research Systems Inc.	777	313,512
Franklin Resources Inc.	5,744	141,245
Goldman Sachs Group Inc. (The)	7,044	2,151,872
Intercontinental Exchange Inc.	11,679	1,352,545
Invesco Ltd.	7,078	130,094
Jefferies Financial Group Inc.	4,155	127,808
KKR & Co. Inc.	12,076	615,514
LPL Financial Holdings Inc.	1,660	311,864
MarketAxess Holdings Inc.	774	204,034
Moody’s Corp.	3,344	1,058,309
Morgan Stanley	29,376	2,367,412
Morningstar Inc.	488	123,576
MSCI Inc.	1,690	711,913
Nasdaq Inc.	2,425	381,622
Northern Trust Corp.	4,315	444,661
Raymond James Financial Inc.	3,855	375,708
S&P Global Inc.	7,346	2,765,769
SEI Investments Co.	2,225	123,977
State Street Corp.	7,591	508,369
T Rowe Price Group Inc.	4,765	586,286
Tradeweb Markets Inc., Class A	2,173	154,696

		23,636,851

Chemicals — 1.8%
Air Products and Chemicals Inc.	4,586	1,073,445
Albemarle Corp.	2,418	466,263
Axalta Coating Systems Ltd.(a)	4,297	109,015
Celanese Corp.	2,225	326,942
CF Industries Holdings Inc.	4,471	432,927
Corteva Inc.	15,099	871,061
Dow Inc.	15,297	1,017,250
DuPont de Nemours Inc.	10,602	698,990
Eastman Chemical Co.	2,680	275,156
Ecolab Inc.	5,160	873,794
FMC Corp.	2,607	345,532
International Flavors & Fragrances Inc.	5,263	638,402
Linde PLC	10,627	3,315,199
LyondellBasell Industries NV, Class A	5,480	581,044
Mosaic Co. (The)	7,653	477,700
Olin Corp.	2,964	170,134
PPG Industries Inc.	4,920	629,711
RPM International Inc.	2,733	226,566
Scotts Miracle-Gro Co. (The)	811	84,287
Sherwin-Williams Co. (The)	5,002	1,375,350
Westlake Corp.	715	90,483

		14,079,251

Commercial Services & Supplies — 0.5%
Aurora Innovation Inc., Class A(a)(b)	5,347	22,778
Cintas Corp.	1,831	727,383
Copart Inc.(a)	4,445	505,174
IAA Inc.(a)	2,843	104,196

Security	Shares	Value

Commercial Services & Supplies (continued)
Republic Services Inc.	4,356	$584,880
Rollins Inc.	4,662	156,364
Tetra Tech Inc.	1,118	155,715
Waste Management Inc.	7,981	1,312,396

		3,568,886

Communications Equipment — 0.8%
Arista Networks Inc.(a)	4,639	536,129
Ciena Corp.(a)	3,260	179,854
Cisco Systems Inc.	87,431	4,282,370
F5 Inc.(a)	1,246	208,593
Juniper Networks Inc.	6,847	215,818
Motorola Solutions Inc.	3,483	744,282

		6,167,046

Construction & Engineering — 0.1%
AECOM	2,986	210,692
Quanta Services Inc.	2,944	341,445

		552,137

Construction Materials — 0.1%
Martin Marietta Materials Inc.	1,287	455,881
Vulcan Materials Co.	2,745	472,936

		928,817

Consumer Finance — 0.6%
Ally Financial Inc.	6,974	278,681
American Express Co.	12,741	2,225,980
Capital One Financial Corp.	8,604	1,072,230
Credit Acceptance Corp.(a)(b)	168	86,100
Discover Financial Services	5,985	673,073
SoFi Technologies Inc.(a)(b)	13,347	81,684
Synchrony Financial	10,836	398,873
Upstart Holdings Inc.(a)(b)	1,032	77,421

		4,894,042

Containers & Packaging — 0.4%
Amcor PLC	31,261	370,756
AptarGroup Inc.	1,372	157,547
Avery Dennison Corp.	1,729	312,257
Ball Corp.	6,727	545,963
Berry Global Group Inc.(a)	2,804	158,005
Crown Holdings Inc.	2,624	288,745
International Paper Co.	7,948	367,834
Packaging Corp. of America	1,941	312,831
Sealed Air Corp.	3,020	193,914
Westrock Co.	5,555	275,139

		2,982,991

Distributors — 0.1%
Genuine Parts Co.	2,925	380,396
LKQ Corp.	5,614	278,623
Pool Corp.	828	335,522

		994,541

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions Inc.(a)	1,269	144,970
Chegg Inc.(a)(b)	2,977	73,651
Service Corp. International	3,431	225,108

		443,729

Diversified Financial Services — 1.6%
Apollo Global Management Inc.	7,640	380,167
Berkshire Hathaway Inc., Class B(a)	37,966	12,256,564
Equitable Holdings Inc.	7,728	222,798

98	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services (continued)
Voya Financial Inc.	2,267	$143,138

		13,002,667

Diversified Telecommunication Services — 0.9%
AT&T Inc.	149,628	2,821,984
Lumen Technologies Inc.	19,055	191,693
Verizon Communications Inc.	87,027	4,029,350

		7,043,027

Electric Utilities — 1.7%
Alliant Energy Corp.	5,118	300,990
American Electric Power Co. Inc.	10,388	1,029,555
Avangrid Inc.	1,452	64,396
Constellation Energy Corp.	6,786	401,799
Duke Energy Corp.	15,960	1,758,154
Edison International	7,890	542,753
Entergy Corp.	4,169	495,486
Evergy Inc.	4,791	325,069
Eversource Energy	7,129	623,075
Exelon Corp.	20,322	950,663
FirstEnergy Corp.	11,852	513,310
NextEra Energy Inc.	40,675	2,888,738
NRG Energy Inc.	5,157	185,136
PG&E Corp.(a)(b)	31,614	399,917
Pinnacle West Capital Corp.	2,362	168,174
PPL Corp.	15,525	439,513
Southern Co. (The)	21,964	1,611,938
Xcel Energy Inc.	11,175	818,681

		13,517,347

Electrical Equipment — 0.6%
AMETEK Inc.	4,802	606,301
ChargePoint Holdings Inc., Class A(a)(b)	3,368	43,582
Eaton Corp. PLC	8,270	1,199,315
Emerson Electric Co.	12,316	1,110,657
Generac Holdings Inc.(a)(b)	1,302	285,633
Hubbell Inc.	1,147	224,078
Plug Power Inc.(a)	10,631	223,464
Regal Rexnord Corp.	1,402	178,390
Rockwell Automation Inc.	2,405	607,671
Sensata Technologies Holding PLC(a)	3,322	150,852
Sunrun Inc.(a)	4,279	85,494
Vertiv Holdings Co.	6,274	78,613

		4,794,050

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	12,409	887,243
Arrow Electronics Inc.(a)	1,396	164,533
CDW Corp./DE	2,808	458,209
Cognex Corp.	3,617	244,618
Corning Inc.	15,528	546,430
Flex Ltd.(a)(b)	9,556	157,578
IPG Photonics Corp.(a)	760	71,805
Jabil Inc.	3,025	174,633
Keysight Technologies Inc.(a)	3,823	536,252
TE Connectivity Ltd.	6,737	840,643
Teledyne Technologies Inc.(a)	969	418,172
Trimble Inc.(a)	5,178	345,373
Zebra Technologies Corp., Class A(a)	1,095	404,778

		5,250,267

Energy Equipment & Services — 0.3%
Baker Hughes Co.	18,826	583,983
Halliburton Co.	18,681	665,417

Security	Shares	Value

Energy Equipment & Services (continued)
Schlumberger NV	29,077	$1,134,294

		2,383,694

Entertainment — 1.3%
Activision Blizzard Inc.	16,118	1,218,521
AMC Entertainment Holdings Inc., Class A(a)(b)	10,631	162,654
Electronic Arts Inc.	5,816	686,579
Liberty Media Corp.-Liberty Formula One, Class A(a)	543	31,179
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	4,255	265,214
Live Nation Entertainment Inc.(a)	2,805	294,188
Netflix Inc.(a)	9,205	1,752,264
Playtika Holding Corp.(a)(b)	2,120	37,269
Roku Inc.(a)(b)	2,432	225,933
Take-Two Interactive Software Inc.(a)	2,365	282,641
Walt Disney Co. (The)(a)	37,744	4,213,363
Warner Bros. Discovery Inc.(a)	46,132	837,296
Zynga Inc., Class A(a)	22,144	183,131

		10,190,232

Equity Real Estate Investment Trusts (REITs) — 3.2%
Alexandria Real Estate Equities Inc.	3,025	551,034
American Homes 4 Rent, Class A	6,139	243,166
American Tower Corp.	9,441	2,275,470
Americold Realty Trust	5,625	148,388
Apartment Income REIT Corp.	3,244	159,507
AvalonBay Communities Inc.	2,906	661,057
Boston Properties Inc.	2,935	345,156
Camden Property Trust	2,116	331,979
Crown Castle International Corp.	8,977	1,662,630
CubeSmart	4,448	211,324
Digital Realty Trust Inc.	5,850	854,802
Duke Realty Corp.	7,886	431,758
Equinix Inc.	1,863	1,339,646
Equity LifeStyle Properties Inc.	3,569	275,812
Equity Residential	7,042	573,923
Essex Property Trust Inc.	1,363	448,795
Extra Space Storage Inc.	2,783	528,770
Federal Realty Investment Trust	1,476	172,781
Gaming and Leisure Properties Inc.	4,880	216,574
Healthpeak Properties Inc.	11,101	364,224
Host Hotels & Resorts Inc.	14,853	302,259
Invitation Homes Inc.	12,337	491,259
Iron Mountain Inc.	6,062	325,711
Kilroy Realty Corp.	2,200	154,000
Kimco Realty Corp.	12,871	326,022
Lamar Advertising Co., Class A	1,800	198,738
Life Storage Inc.	1,697	224,836
Medical Properties Trust Inc.	12,226	224,836
Mid-America Apartment Communities Inc.	2,400	472,032
National Retail Properties Inc.	3,650	160,016
Prologis Inc.	15,337	2,458,368
Public Storage	3,166	1,176,169
Realty Income Corp.	11,702	811,651
Regency Centers Corp.	3,179	218,811
Rexford Industrial Realty Inc.	3,332	260,029
SBA Communications Corp.	2,247	779,956
Simon Property Group Inc.	6,813	803,934
STORE Capital Corp.	5,061	143,884
Sun Communities Inc.	2,400	421,368
UDR Inc.	6,219	330,913
Ventas Inc.	8,312	461,732

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
VICI Properties Inc.	17,475	$520,930
Vornado Realty Trust	3,304	127,898
Welltower Inc.	9,002	817,472
Weyerhaeuser Co.	15,565	641,589
WP Carey Inc.	3,964	320,172

		24,971,381

Food & Staples Retailing — 1.5%
Albertsons Companies Inc., Class A	2,031	63,530
Costco Wholesale Corp.	9,193	4,888,102
Kroger Co. (The)	13,910	750,583
Sysco Corp.	10,517	898,993
U.S. Foods Holding Corp.(a)	4,602	173,127
Walgreens Boots Alliance Inc.	14,897	631,633
Walmart Inc.	29,326	4,486,585

		11,892,553

Food Products — 1.1%
Archer-Daniels-Midland Co.	11,605	1,039,344
Bunge Ltd.	2,943	332,912
Campbell Soup Co.	4,277	201,960
Conagra Brands Inc.	9,968	348,182
Darling Ingredients Inc.(a)	3,356	246,297
General Mills Inc.	12,445	880,235
Hershey Co. (The)	3,029	683,857
Hormel Foods Corp.	5,899	309,049
JM Smucker Co. (The)	2,245	307,408
Kellogg Co.	5,371	367,913
Kraft Heinz Co. (The)	14,676	625,638
Lamb Weston Holdings Inc.	3,061	202,332
McCormick & Co. Inc./MD, NVS	5,165	519,444
Mondelez International Inc., Class A	28,722	1,851,995
Tyson Foods Inc., Class A	6,022	561,009

		8,477,575

Gas Utilities — 0.1%
Atmos Energy Corp.	2,816	319,335
UGI Corp.	4,391	150,611

		469,946

Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	36,659	4,160,796
ABIOMED Inc.(a)	940	269,385
Align Technology Inc.(a)	1,523	441,533
Baxter International Inc.	10,335	734,405
Becton Dickinson and Co.	5,921	1,463,612
Boston Scientific Corp.(a)	29,506	1,242,498
Cooper Companies Inc. (The)	1,017	367,178
DENTSPLY SIRONA Inc.	4,484	179,315
Dexcom Inc.(a)	2,020	825,332
Edwards Lifesciences Corp.(a)	12,914	1,366,043
Hologic Inc.(a)	5,144	370,317
IDEXX Laboratories Inc.(a)	1,757	756,353
Insulet Corp.(a)(b)	1,432	342,234
Intuitive Surgical Inc.(a)	7,436	1,779,435
Masimo Corp.(a)	1,034	116,811
Medtronic PLC	27,868	2,908,304
Novocure Ltd.(a)(b)	1,800	137,844
Penumbra Inc.(a)	743	128,212
ResMed Inc.	3,020	603,909
STERIS PLC	2,077	465,352
Stryker Corp.	6,965	1,680,376
Tandem Diabetes Care Inc.(a)	1,312	126,582

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Teleflex Inc.	969	$276,766
Zimmer Biomet Holdings Inc.	4,323	522,002

		21,264,594

Health Care Providers & Services — 3.0%
agilon health Inc.(a)(b)	969	17,219
AmerisourceBergen Corp.	3,122	472,327
Anthem Inc.	5,039	2,529,225
Cardinal Health Inc.	5,678	329,608
Centene Corp.(a)	12,097	974,413
Chemed Corp.	325	159,702
Cigna Corp.	6,715	1,657,128
CVS Health Corp.	27,203	2,615,025
DaVita Inc.(a)	1,279	138,605
Guardant Health Inc.(a)(b)	2,096	129,323
HCA Healthcare Inc.	4,950	1,062,023
Henry Schein Inc.(a)	2,913	236,244
Humana Inc.	2,661	1,182,974
Laboratory Corp. of America Holdings(a)	1,935	464,942
McKesson Corp.	3,115	964,435
Molina Healthcare Inc.(a)	1,204	377,394
Oak Street Health Inc.(a)(b)	2,893	52,334
Quest Diagnostics Inc.	2,473	330,986
UnitedHealth Group Inc.	19,527	9,930,456
Universal Health Services Inc., Class B	1,537	188,329

		23,812,692

Health Care Technology — 0.2%
Cerner Corp.	6,135	574,482
Teladoc Health Inc.(a)(b)	3,303	111,509
Veeva Systems Inc., Class A(a)	2,879	523,834

		1,209,825

Hotels, Restaurants & Leisure — 2.0%
Airbnb Inc., Class A(a)	7,173	1,098,975
Aramark	5,362	194,373
Booking Holdings Inc.(a)	850	1,878,764
Caesars Entertainment Inc.(a)(b)	4,428	293,488
Carnival Corp.(a)	16,578	286,799
Chipotle Mexican Grill Inc.(a)	582	847,165
Churchill Downs Inc.	712	144,493
Darden Restaurants Inc.	2,634	346,977
Domino’s Pizza Inc.	761	257,218
DraftKings Inc., Class A(a)(b)	6,738	92,176
Expedia Group Inc.(a)	3,124	545,919
Hilton Worldwide Holdings Inc.(a)	5,783	898,042
Las Vegas Sands Corp.(a)	7,130	252,616
Marriott International Inc./MD, Class A(a)	5,678	1,007,959
McDonald’s Corp.	15,490	3,859,488
MGM Resorts International	7,831	321,384
Norwegian Cruise Line Holdings Ltd.(a)	8,667	173,600
Penn National Gaming Inc.(a)	3,438	125,728
Royal Caribbean Cruises Ltd.(a)	4,628	359,734
Starbucks Corp.	23,812	1,777,328
Vail Resorts Inc.	831	211,207
Wynn Resorts Ltd.(a)	2,217	156,254
Yum! Brands Inc.	6,006	702,762

		15,832,449

Household Durables — 0.3%
DR Horton Inc.	6,717	467,436
Garmin Ltd.	3,159	346,669
Lennar Corp., Class A	5,431	415,417

100	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Lennar Corp., Class B	330	$21,516
Mohawk Industries Inc.(a)	1,163	164,053
Newell Brands Inc.	7,955	184,158
NVR Inc.(a)	68	297,582
PulteGroup Inc.	5,167	215,774
Tempur Sealy International Inc.	4,073	110,419
Toll Brothers Inc.	2,340	108,506
TopBuild Corp.(a)	685	124,081
Whirlpool Corp.	1,229	223,088

		2,678,699

Household Products — 1.4%
Church & Dwight Co. Inc.	5,011	488,873
Clorox Co. (The)	2,535	363,696
Colgate-Palmolive Co.	17,497	1,348,144
Kimberly-Clark Corp.	6,991	970,561
Procter & Gamble Co. (The)	49,694	7,978,372

		11,149,646

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	13,837	282,551
Vistra Corp.	10,140	253,703

		536,254

Industrial Conglomerates — 0.8%
3M Co.	11,812	1,703,526
General Electric Co.	22,774	1,697,802
Honeywell International Inc.	14,219	2,751,519

		6,152,847

Insurance — 2.2%
Aflac Inc.	12,437	712,391
Alleghany Corp.(a)	288	240,912
Allstate Corp. (The)	5,833	738,108
American Financial Group Inc./OH	1,345	186,256
American International Group Inc.	17,171	1,004,675
Aon PLC, Class A	4,466	1,286,163
Arch Capital Group Ltd.(a)	7,984	364,629
Arthur J Gallagher & Co.	4,331	729,730
Assurant Inc.	1,183	215,164
Brown & Brown Inc.	4,908	304,198
Chubb Ltd.	8,914	1,840,295
Cincinnati Financial Corp.	3,116	382,209
Erie Indemnity Co., Class A, NVS	522	83,666
Everest Re Group Ltd.	821	225,537
Fidelity National Financial Inc.	5,845	232,748
First American Financial Corp.	2,271	132,422
Globe Life Inc.	1,952	191,452
Hartford Financial Services Group Inc. (The)	6,919	483,846
Lincoln National Corp.	3,510	211,127
Loews Corp.	4,075	256,073
Markel Corp.(a)	279	377,565
Marsh & McLennan Companies Inc.	10,455	1,690,573
MetLife Inc.	14,584	957,877
Old Republic International Corp.	5,892	129,683
Principal Financial Group Inc.	5,051	344,175
Progressive Corp. (The)	12,126	1,301,847
Prudential Financial Inc.	7,819	848,440
Reinsurance Group of America Inc.	1,384	148,531
Travelers Companies Inc. (The)	5,014	857,695
W R Berkley Corp.	4,326	287,636
Willis Towers Watson PLC	2,538	545,315

		17,310,938

Security	Shares	Value

Interactive Media & Services — 5.0%
Alphabet Inc., Class A(a)	6,232	$14,222,608
Alphabet Inc., Class C, NVS(a)	5,757	13,237,243
IAC/InterActiveCorp.(a)	1,710	141,725
Match Group Inc.(a)	5,855	463,423
Meta Platforms Inc, Class A(a)	47,867	9,595,898
Pinterest Inc., Class A(a)	11,837	242,895
Snap Inc., Class A, NVS(a)(b)	22,498	640,293
Twitter Inc.(a)	16,554	811,477
ZoomInfo Technologies Inc.(a)(b)	6,250	296,250

		39,651,812

Internet & Direct Marketing Retail — 3.1%
Amazon.com Inc.(a)	9,071	22,547,150
Chewy Inc., Class A(a)(b)	1,737	50,477
DoorDash Inc., Class A(a)(b)	3,351	272,872
eBay Inc.	12,943	672,000
Etsy Inc.(a)	2,631	245,183
MercadoLibre Inc.(a)	965	939,553
Wayfair Inc., Class A(a)(b)	1,602	123,258

		24,850,493

IT Services — 4.7%
Accenture PLC, Class A	13,103	3,935,617
Affirm Holdings Inc.(a)(b)	3,374	96,834
Akamai Technologies Inc.(a)	3,376	379,057
Automatic Data Processing Inc.	8,693	1,896,639
Block Inc.(a)(b)	10,415	1,036,709
Broadridge Financial Solutions Inc.	2,398	345,624
Cloudflare Inc., Class A(a)	5,772	497,200
Cognizant Technology Solutions Corp., Class A	10,938	884,884
Concentrix Corp.	910	143,307
Core Scientific Inc.(a)	4,749	28,067
DigitalOcean Holdings Inc.(a)	364	14,353
DXC Technology Co.(a)	5,036	144,533
EPAM Systems Inc.(a)	1,173	310,833
Fidelity National Information Services Inc.	12,595	1,248,794
Fiserv Inc.(a)	12,293	1,203,731
FleetCor Technologies Inc.(a)	1,696	423,186
Gartner Inc.(a)	1,702	494,516
Genpact Ltd.	3,513	141,469
Global Payments Inc.	5,921	811,059
GoDaddy Inc., Class A(a)	3,465	280,007
International Business Machines Corp.	18,592	2,458,048
Jack Henry & Associates Inc.	1,492	282,853
Mastercard Inc., Class A	17,890	6,500,868
MongoDB Inc., Class A(a)(b)	1,393	494,417
Okta Inc.(a)	3,108	370,815
Paychex Inc.	6,657	843,642
PayPal Holdings Inc.(a)	24,144	2,122,982
Snowflake Inc., Class A(a)	4,901	840,227
SS&C Technologies Holdings Inc.	4,605	297,759
Thoughtworks Holding Inc.(a)(b)	755	13,975
Twilio Inc., Class A(a)	3,519	393,495
VeriSign Inc.(a)	2,024	361,669
Visa Inc., Class A	34,380	7,327,409
Western Union Co. (The)	8,249	138,253

		36,762,831

Leisure Products — 0.1%
Brunswick Corp./DE	1,615	122,110
Hasbro Inc.	2,683	236,265
Mattel Inc.(a)	7,247	176,175

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products (continued)
Peloton Interactive Inc., Class A(a)(b)	6,165	$108,257
YETI Holdings Inc.(a)(b)	1,808	88,357

		731,164

Life Sciences Tools & Services — 1.8%
10X Genomics Inc., Class A(a)	1,877	89,646
Agilent Technologies Inc.	6,229	742,933
Avantor Inc.(a)	12,603	401,784
Azenta Inc.	1,535	115,064
Bio-Rad Laboratories Inc., Class A(a)	450	230,427
Bio-Techne Corp.	820	311,346
Bruker Corp.	2,131	122,511
Charles River Laboratories International Inc.(a)	1,033	249,480
Danaher Corp.	13,190	3,312,405
Illumina Inc.(a)	3,231	958,476
IQVIA Holdings Inc.(a)	3,953	861,714
Mettler-Toledo International Inc.(a)(b)	476	608,104
PerkinElmer Inc.	2,613	383,092
Repligen Corp.(a)	1,084	170,448
Syneos Health Inc., Class A(a)	2,202	160,944
Thermo Fisher Scientific Inc.	8,171	4,517,909
Waters Corp.(a)	1,253	379,684
West Pharmaceutical Services Inc.	1,524	480,151

		14,096,118

Machinery — 1.6%
AGCO Corp.	1,276	162,562
Caterpillar Inc.	11,208	2,359,732
Cummins Inc.	2,934	555,083
Deere & Co.	5,814	2,195,076
Donaldson Co. Inc.	2,629	128,926
Dover Corp.	2,972	396,168
Fortive Corp.	7,434	427,455
Graco Inc.	3,552	220,295
IDEX Corp.	1,566	297,258
Illinois Tool Works Inc.	5,912	1,165,314
Ingersoll Rand Inc.	8,412	369,792
ITT Inc.	1,797	126,185
Lincoln Electric Holdings Inc.	1,246	167,874
Middleby Corp. (The)(a)(b)	1,159	178,359
Nordson Corp.	1,105	238,337
Oshkosh Corp.	1,346	124,424
Otis Worldwide Corp.	8,855	644,998
PACCAR Inc.	7,211	598,874
Parker-Hannifin Corp.	2,674	724,173
Pentair PLC	3,383	171,687
Snap-on Inc.	1,104	234,589
Stanley Black & Decker Inc.	3,356	403,223
Toro Co. (The)	2,216	177,568
Westinghouse Air Brake Technologies Corp.	3,833	344,625
Xylem Inc./NY	3,739	300,990

		12,713,567

Media — 0.9%
Cable One Inc.	102	118,952
Charter Communications Inc., Class A(a)	2,477	1,061,370
Comcast Corp., Class A	93,778	3,728,613
DISH Network Corp., Class A(a)	5,209	148,509
Fox Corp., Class A, NVS	6,559	235,075
Fox Corp., Class B	2,973	98,822
Interpublic Group of Companies Inc. (The)	8,224	268,267
Liberty Broadband Corp., Class A(a)	503	54,153

Security	Shares	Value

Media (continued)
Liberty Broadband Corp., Class C, NVS(a)	2,922	$326,738
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	1,528	63,916
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	3,317	138,916
New York Times Co. (The), Class A	3,462	132,664
News Corp., Class A, NVS	8,234	163,527
News Corp., Class B	2,574	51,248
Omnicom Group Inc.	4,343	330,633
Paramount Global, Class A	251	7,919
Paramount Global, Class B, NVS	12,673	369,038
Sirius XM Holdings Inc.(b)	19,327	115,962

		7,414,322

Metals & Mining — 0.6%
Alcoa Corp.	3,771	255,674
Cleveland-Cliffs Inc.(a)	9,938	253,319
Freeport-McMoRan Inc.	30,443	1,234,463
Newmont Corp.	16,580	1,207,853
Nucor Corp.	5,656	875,436
Reliance Steel & Aluminum Co.	1,276	252,967
Southern Copper Corp.	1,795	111,775
Steel Dynamics Inc.	3,909	335,197

		4,526,684

Mortgage Real Estate Investment — 0.1%
AGNC Investment Corp.	10,866	119,309
Annaly Capital Management Inc.	30,658	196,824
Starwood Property Trust Inc.	6,311	144,396

		460,529

Multi-Utilities — 0.8%
Ameren Corp.	5,371	498,966
CenterPoint Energy Inc.	13,004	398,053
CMS Energy Corp.	5,954	408,980
Consolidated Edison Inc.	7,340	680,712
Dominion Energy Inc.	16,749	1,367,388
DTE Energy Co.	4,016	526,257
NiSource Inc.	8,195	238,638
Public Service Enterprise Group Inc.	10,488	730,594
Sempra Energy	6,625	1,069,010
WEC Energy Group Inc.	6,545	654,827

		6,573,425

Multiline Retail — 0.6%
Dollar General Corp.	4,789	1,137,531
Dollar Tree Inc.(a)	4,649	755,230
Kohl’s Corp.	2,895	167,563
Macy’s Inc.	6,289	152,005
Target Corp.	9,959	2,277,125

		4,489,454

Oil, Gas & Consumable Fuels — 3.7%
APA Corp.	7,553	309,144
Cheniere Energy Inc.	4,889	663,975
Chevron Corp.	39,963	6,261,003
ConocoPhillips	26,987	2,577,798
Continental Resources Inc./OK	1,247	69,296
Coterra Energy Inc.	16,787	483,298
Devon Energy Corp.	13,067	760,107
Diamondback Energy Inc.	3,528	445,339
EOG Resources Inc.	12,102	1,413,030
Exxon Mobil Corp.	87,763	7,481,796
Hess Corp.	5,679	585,335
Kinder Morgan Inc.	40,451	734,186
Marathon Oil Corp.	16,020	399,218

102	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	12,038	$1,050,436
Occidental Petroleum Corp.	18,413	1,014,372
ONEOK Inc.	9,255	586,119
Ovintiv Inc.	5,401	276,477
Phillips 66	9,695	841,138
Pioneer Natural Resources Co.	4,708	1,094,469
Targa Resources Corp.	4,752	348,844
Texas Pacific Land Corp.	128	174,925
Valero Energy Corp.	8,607	959,508
Williams Companies Inc. (The)	25,178	863,354

		29,393,167

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	4,818	1,272,241
Olaplex Holdings Inc.(a)(b)	1,477	21,712

		1,293,953

Pharmaceuticals — 4.0%
Bristol-Myers Squibb Co.	45,187	3,401,225
Catalent Inc.(a)	3,725	337,336
Elanco Animal Health Inc.(a)	9,677	244,925
Eli Lilly & Co.	16,461	4,808,752
Jazz Pharmaceuticals PLC(a)	1,273	203,960
Johnson & Johnson	54,575	9,848,605
Merck & Co. Inc.	52,364	4,644,163
Organon & Co.	5,243	169,506
Pfizer Inc.	116,358	5,709,687
Royalty Pharma PLC, Class A	7,347	312,835
Viatris Inc.	24,847	256,670
Zoetis Inc.	9,795	1,736,164

		31,673,828

Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	2,815	229,788
Clarivate PLC(a)(b)	8,279	129,815
CoStar Group Inc.(a)	8,200	521,684
Dun & Bradstreet Holdings Inc.(a)	2,908	45,917
Equifax Inc.	2,530	514,906
Jacobs Engineering Group Inc.	2,673	370,344
Leidos Holdings Inc.	2,931	303,388
Nielsen Holdings PLC	7,444	199,574
Robert Half International Inc.	2,277	223,852
TransUnion	3,973	347,717
Verisk Analytics Inc.	3,326	678,670

		3,565,655

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	6,975	579,204
Jones Lang LaSalle Inc.(a)	1,029	225,073
Opendoor Technologies Inc.(a)(b)	7,897	55,200
Zillow Group Inc., Class A(a)	785	30,340
Zillow Group Inc., Class C, NVS(a)(b)	3,507	139,649

		1,029,466

Road & Rail — 1.1%
AMERCO	199	106,560
Avis Budget Group Inc.(a)	829	221,898
CSX Corp.	46,108	1,583,349
JB Hunt Transport Services Inc.	1,760	300,696
Knight-Swift Transportation Holdings Inc.	3,450	165,220
Lyft Inc., Class A(a)	6,246	203,620
Norfolk Southern Corp.	4,984	1,285,274
Old Dominion Freight Line Inc.	1,946	545,113
Saia Inc.(a)	544	112,042

Security	Shares	Value

Road & Rail (continued)
TuSimple Holdings Inc., Class A(a)(b)	692	$7,176
Uber Technologies Inc.(a)	34,497	1,085,966
Union Pacific Corp.	13,202	3,093,097
XPO Logistics Inc.(a)	1,996	107,365

		8,817,376

Semiconductors & Semiconductor Equipment — 5.2%
Advanced Micro Devices Inc.(a)	33,892	2,898,444
Analog Devices Inc.	10,922	1,686,138
Applied Materials Inc.	18,397	2,030,109
Broadcom Inc.	8,559	4,745,024
Enphase Energy Inc.(a)	2,777	448,208
Entegris Inc.	2,784	310,110
First Solar Inc.(a)	2,058	150,296
Intel Corp.	84,413	3,679,563
KLA Corp.	3,138	1,001,838
Lam Research Corp.	2,902	1,351,636
Lattice Semiconductor Corp.(a)	2,834	136,145
Marvell Technology Inc.	17,542	1,018,839
Microchip Technology Inc.	11,587	755,472
Micron Technology Inc.	23,165	1,579,621
MKS Instruments Inc.	1,153	131,419
Monolithic Power Systems Inc.	893	350,270
NVIDIA Corp.	51,827	9,612,354
NXP Semiconductors NV	5,498	939,608
ON Semiconductor Corp.(a)	8,919	464,769
Qorvo Inc.(a)	2,227	253,388
QUALCOMM Inc.	23,365	3,263,857
Skyworks Solutions Inc.	3,373	382,161
SolarEdge Technologies Inc.(a)	1,090	272,947
Teradyne Inc.	3,383	356,771
Texas Instruments Inc.	19,146	3,259,606
Universal Display Corp.	912	116,490
Wolfspeed Inc.(a)(b)	2,570	235,695

		41,430,778

Software — 9.4%
Adobe Inc.(a)(b)	9,780	3,872,391
Anaplan Inc.(a)	2,984	193,930
ANSYS Inc.(a)	1,802	496,793
AppLovin Corp., Class A(a)(b)	734	28,002
Asana Inc., Class A(a)(b)	1,673	44,836
Aspen Technology Inc.(a)	1,370	217,200
Autodesk Inc.(a)	4,574	865,767
Avalara Inc.(a)	1,800	136,926
Bentley Systems Inc., Class B	3,805	161,294
Bill.com Holdings Inc.(a)(b)	1,929	329,300
Black Knight Inc.(a)	3,185	209,541
Braze Inc.(a)	228	9,163
Cadence Design Systems Inc.(a)	5,739	865,728
Ceridian HCM Holding Inc.(a)	2,892	162,328
Citrix Systems Inc.	2,605	260,761
Coupa Software Inc.(a)	1,523	131,435
Crowdstrike Holdings Inc., Class A(a)	4,326	859,836
Cvent Holding Corp.(a)	1,400	9,856
Datadog Inc., Class A(a)	5,320	642,550
Digital Turbine Inc.(a)(b)	1,815	57,445
DocuSign Inc.(a)	4,108	332,748
Dropbox Inc., Class A(a)	5,863	127,520
Dynatrace Inc.(a)	4,066	155,972
Elastic NV(a)	1,486	113,144

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Fair Isaac Corp.(a)	546	$203,937
Five9 Inc.(a)	1,418	156,122
Fortinet Inc.(a)	2,819	814,719
Guidewire Software Inc.(a)(b)	1,700	147,798
HubSpot Inc.(a)(b)	929	352,491
Intuit Inc.	5,871	2,458,481
Manhattan Associates Inc.(a)	1,317	171,934
Microsoft Corp.	155,414	43,130,493
NortonLifeLock Inc.	11,963	299,554
Oracle Corp.	32,645	2,396,143
Palantir Technologies Inc., Class A(a)	33,115	344,396
Palo Alto Networks Inc.(a)	2,053	1,152,308
Paycom Software Inc.(a)	991	278,937
Paylocity Holding Corp.(a)	801	151,894
Pegasystems Inc.	836	64,029
PTC Inc.(a)	2,171	247,950
RingCentral Inc., Class A(a)	1,667	141,445
Roper Technologies Inc.	2,184	1,026,305
salesforce.com Inc.(a)	20,418	3,592,343
Samsara Inc.(a)(b)	801	9,884
ServiceNow Inc.(a)	4,143	1,980,768
Smartsheet Inc., Class A(a)	2,602	125,755
Splunk Inc.(a)	3,300	402,666
Synopsys Inc.(a)	3,175	910,558
Trade Desk Inc. (The), Class A(a)	9,007	530,692
Tyler Technologies Inc.(a)	844	333,135
UiPath Inc., Class A(a)	5,351	95,408
Unity Software Inc.(a)(b)	3,409	226,392
VMware Inc., Class A	4,205	454,308
Workday Inc., Class A(a)(b)	4,014	829,694
Zendesk Inc.(a)	2,556	311,934
Zoom Video Communications Inc., Class A(a)	4,535	451,550
Zscaler Inc.(a)	1,653	335,129

		74,413,618

Specialty Retail — 2.1%
Advance Auto Parts Inc.	1,300	259,519
AutoNation Inc.(a)(b)	827	95,858
AutoZone Inc.(a)	425	831,075
Bath & Body Works Inc.	5,401	285,659
Best Buy Co. Inc.	4,502	404,865
Burlington Stores Inc.(a)	1,377	280,302
CarMax Inc.(a)(b)	3,393	291,051
Carvana Co., Class A(a)	1,758	101,894
Five Below Inc.(a)	1,150	180,665
Floor & Decor Holdings Inc., Class A(a)	2,198	175,225
GameStop Corp., Class A(a)(b)	1,285	160,715
Gap Inc. (The)	4,324	53,704
Home Depot Inc. (The)	21,648	6,503,059
Lithia Motors Inc.	623	176,390
Lowe’s Companies Inc.	13,969	2,762,090
O’Reilly Automotive Inc.(a)	1,394	845,531
Penske Automotive Group Inc.	634	66,456
RH(a)	355	119,323
Ross Stores Inc.	7,311	729,418
TJX Companies Inc. (The)	24,730	1,515,454
Tractor Supply Co.	2,354	474,213
Ulta Beauty, Inc.(a)	1,116	442,829
Williams-Sonoma Inc.	1,502	195,981

		16,951,276

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 6.7%
Apple Inc.	321,395	$50,667,922
Dell Technologies Inc., Class C	6,012	282,624
Hewlett Packard Enterprise Co.	26,618	410,184
HP Inc.	22,508	824,468
NetApp Inc.	4,617	338,195
Seagate Technology Holdings PLC	4,144	339,974
Western Digital Corp.(a)	6,519	345,963

		53,209,330

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.(a)	3,150	150,255
Crocs Inc.(a)	1,220	81,045
Deckers Outdoor Corp.(a)	573	152,275
Lululemon Athletica Inc.(a)	2,428	861,042
Nike Inc., Class B	26,456	3,299,063
PVH Corp.	1,487	108,224
Tapestry Inc.	5,487	180,632
Under Armour Inc., Class A(a)	3,921	60,226
Under Armour Inc., Class C, NVS(a)	4,626	65,643
VF Corp.	6,684	347,568

		5,305,973

Tobacco — 0.7%
Altria Group Inc.	37,738	2,097,101
Philip Morris International Inc.	32,129	3,212,900

		5,310,001

Trading Companies & Distributors — 0.2%
Fastenal Co.	11,930	659,848
SiteOne Landscape Supply Inc.(a)(b)	929	131,017
United Rentals Inc.(a)	1,512	478,578
Watsco Inc.	692	184,612
WW Grainger Inc.	896	448,027

		1,902,082

Water Utilities — 0.1%
American Water Works Co. Inc.	3,760	579,341
Essential Utilities Inc.	4,758	212,968

		792,309

Wireless Telecommunication Services — 0.2%
T-Mobile U.S. Inc.(a)	12,165	1,497,998

Total Common Stocks — 99.7% (Cost: $717,399,921)		788,024,462

Short-Term Investments

Money Market Funds — 2.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	15,484,927	15,484,927
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	1,733,000	1,733,000

		17,217,927

Total Short-Term Investments — 2.2% (Cost: $17,215,283)		17,217,927

Total Investments in Securities — 101.9% (Cost: $734,615,204)		805,242,389

Other Assets, Less Liabilities — (1.9)%		(14,928,821)

Net Assets — 100.0%		$790,313,568

(a)	Non-income producing security

104	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar U.S. Equity ETF

(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$17,348,833	$—		$(1,859,120	)(a)	$(8,374)	$3,588	$15,484,927	15,484,927	$36,663	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,623,000	110,000	(a)	—		—	—	1,733,000	1,733,000	890		—
BlackRock Inc.	2,693,039	33,948		(312,244)		159,999	(728,188)	1,846,554	2,956	53,706		—

						$151,625	$(724,600)	$19,064,481		$91,259		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	11	06/17/22	$2,270	$(118,745)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$118,745

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar U.S. Equity ETF

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$101,634

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(188,010)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,176,645

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$788,024,462	$—	$—	$788,024,462
Money Market Funds	17,217,927	—	—	17,217,927

	$805,242,389	$—	$—	$805,242,389

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(118,745)	$—	$—	$(118,745)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

106	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.4%
Boeing Co. (The)(a)	20,767	$3,090,960
General Dynamics Corp.	8,745	2,068,455
Huntington Ingalls Industries Inc.	880	187,211
L3Harris Technologies Inc.	7,448	1,729,872
Lockheed Martin Corp.	9,180	3,966,862
Northrop Grumman Corp.	5,565	2,445,261
Raytheon Technologies Corp.	56,525	5,364,788
Textron Inc.	2,594	179,634
Woodward Inc.	864	95,455

		19,128,498

Air Freight & Logistics — 0.8%
CH Robinson Worldwide Inc.	3,189	338,512
Expeditors International of Washington Inc.	2,720	269,471
FedEx Corp.	9,214	1,831,190
GXO Logistics Inc.(a)	1,289	76,296
United Parcel Service Inc., Class B	20,094	3,616,518

		6,131,987

Airlines — 0.4%
American Airlines Group Inc.(a)(b)	24,725	464,088
Delta Air Lines Inc.(a)	24,225	1,042,402
Southwest Airlines Co.(a)	22,407	1,046,855
United Airlines Holdings Inc.(a)	12,333	622,817

		3,176,162

Auto Components — 0.2%
Aptiv PLC(a)	5,879	625,526
Autoliv Inc.	2,955	217,724
BorgWarner Inc.	9,002	331,544
Gentex Corp.	4,694	137,769
Lear Corp.	1,014	129,731

		1,442,294

Automobiles — 0.5%
Ford Motor Co.	149,216	2,112,899
General Motors Co.(a)	55,130	2,089,978

		4,202,877

Banks — 6.0%
Bank of America Corp.	269,246	9,606,697
Citigroup Inc.	75,170	3,623,946
Citizens Financial Group Inc.	18,703	736,898
Comerica Inc.	4,920	402,948
Commerce Bancshares Inc.	4,167	284,898
Cullen/Frost Bankers Inc.	2,131	281,910
East West Bancorp. Inc.	5,330	380,029
Fifth Third Bancorp.	25,844	969,925
First Horizon Corp.	20,307	454,471
First Republic Bank/CA	1,929	287,845
Huntington Bancshares Inc./OH	54,283	713,821
JPMorgan Chase & Co.	111,936	13,360,681
KeyCorp.	35,272	681,102
M&T Bank Corp.	6,774	1,128,819
PNC Financial Services Group Inc. (The)	9,702	1,611,502
Regions Financial Corp.	18,698	387,423
Signature Bank/New York NY	958	232,075
SVB Financial Group(a)	818	398,890
Truist Financial Corp.	50,616	2,447,284
U.S. Bancorp.	51,207	2,486,612
Wells Fargo & Co.	147,182	6,421,551
Western Alliance Bancorp.	1,953	148,643

Security	Shares	Value

Banks (continued)
Zions Bancorp. NA	5,731	$323,859

		47,371,829

Beverages — 2.8%
Coca-Cola Co. (The)	147,245	9,513,499
Constellation Brands Inc., Class A	6,233	1,533,879
Keurig Dr Pepper Inc.	27,901	1,043,497
Molson Coors Beverage Co., Class B	7,073	382,932
Monster Beverage Corp.(a)	6,086	521,449
PepsiCo Inc.	52,401	8,997,776

		21,993,032

Biotechnology — 3.2%
AbbVie Inc.	66,962	9,835,379
Amgen Inc.	21,335	4,975,109
Biogen Inc.(a)	5,557	1,152,744
Gilead Sciences Inc.	47,545	2,821,320
Mirati Therapeutics Inc.(a)	666	41,152
Moderna Inc.(a)	13,333	1,792,088
Novavax Inc.(a)(b)	1,537	69,273
Regeneron Pharmaceuticals Inc.(a)	4,045	2,666,100
United Therapeutics Corp.(a)	1,691	300,254
Vertex Pharmaceuticals Inc.(a)	4,152	1,134,409

		24,787,828

Building Products — 0.6%
A O Smith Corp.	2,171	126,852
Allegion PLC	1,637	187,011
Builders FirstSource Inc.(a)(b)	7,302	449,584
Carlisle Companies Inc.	762	197,632
Carrier Global Corp.	24,016	919,092
Fortune Brands Home & Security Inc.	2,562	182,543
Johnson Controls International PLC	17,437	1,043,953
Lennox International Inc.	503	107,235
Masco Corp.	4,412	232,468
Owens Corning	2,122	192,953
Trane Technologies PLC	5,067	708,823

		4,348,146

Capital Markets — 3.8%
Ameriprise Financial Inc.	4,192	1,112,934
Bank of New York Mellon Corp. (The)	28,113	1,182,433
BlackRock Inc.(c)	5,390	3,367,025
Blackstone Inc., NVS	11,901	1,208,785
Charles Schwab Corp. (The)	25,236	1,673,904
CME Group Inc.	13,621	2,987,630
Franklin Resources Inc.	10,547	259,351
Goldman Sachs Group Inc. (The)	12,858	3,927,990
Intercontinental Exchange Inc.	13,952	1,615,781
Invesco Ltd.	12,816	235,558
Jefferies Financial Group Inc.	7,373	226,794
KKR & Co. Inc.	15,484	789,220
Moody’s Corp.	2,511	794,681
Morgan Stanley	53,694	4,327,200
Nasdaq Inc.	1,590	250,218
Northern Trust Corp.	7,865	810,488
Raymond James Financial Inc.	3,201	311,969
S&P Global Inc.	7,468	2,811,702
SEI Investments Co.	2,089	116,399
State Street Corp.	13,808	924,722
T Rowe Price Group Inc.	8,700	1,070,448

		30,005,232

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals — 2.4%
Air Products and Chemicals Inc.	6,495	$1,520,285
Axalta Coating Systems Ltd.(a)(b)	3,792	96,203
Celanese Corp.	1,905	279,921
CF Industries Holdings Inc.	8,160	790,133
Corteva Inc.	13,234	763,469
Dow Inc.	27,901	1,855,416
DuPont de Nemours Inc.	19,387	1,278,185
Eastman Chemical Co.	4,897	502,775
Ecolab Inc.	5,711	967,101
FMC Corp.	4,827	639,771
International Flavors & Fragrances Inc.	9,616	1,166,421
Linde PLC	13,362	4,168,409
LyondellBasell Industries NV, Class A	9,960	1,056,059
Mosaic Co. (The)	14,078	878,749
Olin Corp.	2,650	152,110
PPG Industries Inc.	5,142	658,124
RPM International Inc.	3,328	275,891
Scotts Miracle-Gro Co. (The)	777	80,754
Sherwin-Williams Co. (The)	6,120	1,682,755
Westlake Corp.	545	68,970

		18,881,501

Commercial Services & Supplies — 0.4%
Cintas Corp.	2,036	808,822
IAA Inc.(a)	1,899	69,598
Republic Services Inc.	4,186	562,054
Waste Management Inc.	9,054	1,488,840

		2,929,314

Communications Equipment — 1.2%
Ciena Corp.(a)	3,328	183,606
Cisco Systems Inc.	159,750	7,824,555
F5 Inc.(a)	1,224	204,910
Juniper Networks Inc.	12,212	384,922
Motorola Solutions Inc.	3,053	652,395

		9,250,388

Construction & Engineering — 0.1%
AECOM	2,572	181,480
Quanta Services Inc.	2,850	330,543

		512,023

Construction Materials — 0.0%
Martin Marietta Materials Inc.	858	303,921

Consumer Finance — 0.7%
Ally Financial Inc.	6,865	274,325
American Express Co.	12,137	2,120,455
Capital One Financial Corp.	15,646	1,949,805
Credit Acceptance Corp.(a)(b)	99	50,738
Discover Financial Services	6,289	707,261
Synchrony Financial	19,787	728,359

		5,830,943

Containers & Packaging — 0.6%
Amcor PLC	57,566	682,733
AptarGroup Inc.	1,479	169,834
Avery Dennison Corp.	954	172,292
Ball Corp.	3,803	308,652
Berry Global Group Inc.(a)	5,081	286,314
Crown Holdings Inc.	4,803	528,522
International Paper Co.	14,718	681,149
Packaging Corp. of America	3,617	582,952
Sealed Air Corp.	5,564	357,264

Security	Shares	Value

Containers & Packaging (continued)
Westrock Co.	10,023	$496,439

		4,266,151

Distributors — 0.1%
Genuine Parts Co.	5,412	703,831
LKQ Corp.	4,837	240,060

		943,891

Diversified Consumer Services — 0.0%
Service Corp. International	3,391	222,484

Diversified Financial Services — 1.9%
Apollo Global Management Inc.	4,016	199,836
Berkshire Hathaway Inc., Class B(a)	43,059	13,900,737
Equitable Holdings Inc.	14,405	415,296
Voya Financial Inc.	2,276	143,707

		14,659,576

Diversified Telecommunication Services — 1.6%
AT&T Inc.	270,479	5,101,234
Lumen Technologies Inc.	34,596	348,036
Verizon Communications Inc.	159,007	7,362,024

		12,811,294

Electric Utilities — 3.0%
Alliant Energy Corp.	9,532	560,577
American Electric Power Co. Inc.	19,111	1,894,091
Avangrid Inc.	2,549	113,048
Duke Energy Corp.	29,147	3,210,834
Edison International	14,403	990,782
Entergy Corp.	7,624	906,112
Evergy Inc.	8,732	592,466
Eversource Energy	13,006	1,136,724
Exelon Corp.	37,157	1,738,205
FirstEnergy Corp.	21,643	937,358
NextEra Energy Inc.	74,320	5,278,207
NRG Energy Inc.	5,232	187,829
PG&E Corp.(a)	57,329	725,212
Pinnacle West Capital Corp.	4,232	301,318
PPL Corp.	28,473	806,071
Southern Co. (The)	40,169	2,948,003
Xcel Energy Inc.	20,343	1,490,328

		23,817,165

Electrical Equipment — 0.8%
AMETEK Inc.	3,952	498,979
Eaton Corp. PLC	15,122	2,192,992
Emerson Electric Co.	22,538	2,032,477
Hubbell Inc.	1,326	259,047
Plug Power Inc.(a)(b)	7,786	163,662
Regal Rexnord Corp.	2,590	329,552
Rockwell Automation Inc.	1,417	358,033
Sensata Technologies Holding PLC(a)	5,946	270,008
Sunrun Inc.(a)(b)	2,568	51,309

		6,156,059

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	12,616	902,044
Arrow Electronics Inc.(a)	2,551	300,661
CDW Corp./DE	1,979	322,933
Corning Inc.	15,342	539,885
Flex Ltd.(a)(b)	17,672	291,411
Jabil Inc.	5,381	310,645

108	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
TE Connectivity Ltd.	12,306	$1,535,543

		4,203,122

Energy Equipment & Services — 0.4%
Baker Hughes Co.	18,100	561,462
Halliburton Co.	15,204	541,567
Schlumberger NV	53,047	2,069,363

		3,172,392

Entertainment — 0.6%
Activision Blizzard Inc.	18,398	1,390,889
AMC Entertainment Holdings Inc., Class A(a)(b)	10,988	168,116
Electronic Arts Inc.	7,296	861,293
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	294	16,882
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	2,672	166,546
Live Nation Entertainment Inc.(a)(b)	3,501	367,185
Playtika Holding Corp.(a)	2,014	35,406
Take-Two Interactive Software Inc.(a)	1,230	146,997
Warner Bros. Discovery Inc.(a)	83,761	1,520,262
Zynga Inc., Class A(a)	19,593	162,034

		4,835,610

Equity Real Estate Investment Trusts (REITs) — 3.4%
Alexandria Real Estate Equities Inc.	2,408	438,641
American Homes 4 Rent, Class A	4,121	163,233
American Tower Corp.	7,840	1,889,597
Americold Realty Trust	5,971	157,515
Apartment Income REIT Corp.	5,892	289,710
AvalonBay Communities Inc.	3,569	811,876
Boston Properties Inc.	5,403	635,393
Camden Property Trust	2,175	341,236
Crown Castle International Corp.	8,688	1,609,104
CubeSmart	3,369	160,061
Digital Realty Trust Inc.	6,812	995,369
Equinix Inc.	1,261	906,760
Equity LifeStyle Properties Inc.	2,415	186,631
Equity Residential	8,492	692,098
Essex Property Trust Inc.	1,578	519,588
Extra Space Storage Inc.	1,987	377,530
Federal Realty Investment Trust	1,478	173,015
Gaming and Leisure Properties Inc.	8,914	395,603
Healthpeak Properties Inc.	14,070	461,637
Host Hotels & Resorts Inc.	17,405	354,192
Iron Mountain Inc.	11,024	592,320
Kilroy Realty Corp.	1,760	123,200
Kimco Realty Corp.	23,483	594,824
Lamar Advertising Co., Class A	2,157	238,154
Life Storage Inc.	1,221	161,770
Medical Properties Trust Inc.	22,389	411,734
Mid-America Apartment Communities Inc.	2,294	451,184
National Retail Properties Inc.	6,593	289,037
Prologis Inc.	17,675	2,833,126
Public Storage	4,072	1,512,748
Realty Income Corp.	13,918	965,352
Regency Centers Corp.	3,671	252,675
Simon Property Group Inc.	12,411	1,464,498
STORE Capital Corp.	6,463	183,743
UDR Inc.	6,422	341,715
Ventas Inc.	15,152	841,694
VICI Properties Inc.	31,923	951,625
Vornado Realty Trust	3,904	151,124
Welltower Inc.	10,935	993,007

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Weyerhaeuser Co.	28,324	$1,167,515
WP Carey Inc.	7,235	584,371

		26,664,205

Food & Staples Retailing — 2.4%
Albertsons Companies Inc., Class A	3,913	122,399
Costco Wholesale Corp.	10,834	5,760,654
Kroger Co. (The)	25,396	1,370,368
Sysco Corp.	19,181	1,639,592
U.S. Foods Holding Corp.(a)	8,362	314,578
Walgreens Boots Alliance Inc.	27,144	1,150,906
Walmart Inc.	53,584	8,197,816

		18,556,313

Food Products — 1.8%
Archer-Daniels-Midland Co.	21,144	1,893,657
Bunge Ltd.	5,349	605,079
Campbell Soup Co.	7,598	358,778
Conagra Brands Inc.	18,240	637,123
Darling Ingredients Inc.(a)(b)	3,398	249,379
General Mills Inc.	22,866	1,617,312
Hershey Co. (The)	2,580	582,487
Hormel Foods Corp.	10,745	562,930
JM Smucker Co. (The)	4,129	565,384
Kellogg Co.	9,744	667,464
Kraft Heinz Co. (The)	26,882	1,145,980
Lamb Weston Holdings Inc.	3,154	208,479
McCormick & Co. Inc./MD, NVS	5,686	571,841
Mondelez International Inc., Class A	52,603	3,391,841
Tyson Foods Inc., Class A	11,055	1,029,884

		14,087,618

Gas Utilities — 0.1%
Atmos Energy Corp.	5,141	582,990
UGI Corp.	7,848	269,186

		852,176

Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	36,486	4,141,161
Baxter International Inc.	10,768	765,174
Becton Dickinson and Co.	10,796	2,668,663
Boston Scientific Corp.(a)	38,623	1,626,415
DENTSPLY SIRONA Inc.	3,496	139,805
Hologic Inc.(a)	3,880	279,321
Medtronic PLC	50,928	5,314,846
Stryker Corp.	8,740	2,108,613
Zimmer Biomet Holdings Inc.	4,692	566,559

		17,610,557

Health Care Providers & Services — 5.4%
AmerisourceBergen Corp.	5,726	866,287
Anthem Inc.	9,193	4,614,242
Cardinal Health Inc.	10,440	606,042
Centene Corp.(a)	22,053	1,776,369
Chemed Corp.	276	135,624
Cigna Corp.	12,208	3,012,690
CVS Health Corp.	49,714	4,779,007
DaVita Inc.(a)	2,339	253,477
HCA Healthcare Inc.	9,053	1,942,321
Henry Schein Inc.(a)	5,299	429,749
Humana Inc.	4,876	2,167,675
Laboratory Corp. of America Holdings(a)	3,533	848,909
McKesson Corp.	5,684	1,759,823
Molina Healthcare Inc.(a)	922	289,001

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Quest Diagnostics Inc.	4,517	$604,555
UnitedHealth Group Inc.	35,674	18,142,013
Universal Health Services Inc., Class B	2,741	335,855

		42,563,639

Health Care Technology — 0.1%
Cerner Corp.	6,453	604,259
Teladoc Health Inc.(a)(b)	3,694	124,709

		728,968

Hotels, Restaurants & Leisure — 1.3%
Aramark	9,802	355,323
Carnival Corp.(a)	30,574	528,930
Darden Restaurants Inc.	3,305	435,368
Expedia Group Inc.(a)	5,703	996,599
Las Vegas Sands Corp.(a)	12,917	457,649
McDonald’s Corp.	16,517	4,115,376
MGM Resorts International	8,806	361,398
Norwegian Cruise Line Holdings Ltd.(a)(b)	15,824	316,955
Royal Caribbean Cruises Ltd.(a)	8,519	662,182
Starbucks Corp.	21,737	1,622,450
Wynn Resorts Ltd.(a)(b)	3,950	278,396
Yum! Brands Inc.	3,340	390,813

		10,521,439

Household Durables — 0.4%
DR Horton Inc.	5,622	391,235
Garmin Ltd.	2,568	281,812
Lennar Corp., Class A	9,921	758,857
Lennar Corp., Class B	597	38,924
Mohawk Industries Inc.(a)	2,053	289,596
Newell Brands Inc.	14,211	328,985
NVR Inc.(a)	57	249,444
PulteGroup Inc.	9,518	397,472
Toll Brothers Inc.	4,298	199,298
Whirlpool Corp.	2,230	404,790

		3,340,413

Household Products — 2.5%
Church & Dwight Co. Inc.	4,549	443,801
Clorox Co. (The)	4,670	670,005
Colgate-Palmolive Co.	31,958	2,462,364
Kimberly-Clark Corp.	12,774	1,773,414
Procter & Gamble Co. (The)	90,793	14,576,816

		19,926,400

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	25,424	519,158
Vistra Corp.	18,114	453,212

		972,370

Industrial Conglomerates — 1.4%
3M Co.	21,643	3,121,354
General Electric Co.	41,656	3,105,455
Honeywell International Inc.	25,977	5,026,809

		11,253,618

Insurance — 3.3%
Aflac Inc.	22,776	1,304,609
Alleghany Corp.(a)	253	211,635
Allstate Corp. (The)	10,653	1,348,031
American Financial Group Inc./OH	2,539	351,601
American International Group Inc.	31,383	1,836,219
Aon PLC, Class A	4,895	1,409,711
Arch Capital Group Ltd.(a)	7,391	337,547

Security	Shares	Value

Insurance (continued)
Arthur J Gallagher & Co.	2,859	$481,713
Assurant Inc.	2,141	389,405
Chubb Ltd.	16,320	3,369,264
Cincinnati Financial Corp.	2,467	302,602
Erie Indemnity Co., Class A, NVS	432	69,241
Everest Re Group Ltd.	787	216,197
Fidelity National Financial Inc.	10,848	431,967
First American Financial Corp.	2,383	138,953
Globe Life Inc.	3,485	341,809
Hartford Financial Services Group Inc. (The)	12,712	888,950
Lincoln National Corp.	6,251	375,998
Loews Corp.	7,397	464,827
Markel Corp.(a)	519	702,352
Marsh & McLennan Companies Inc.	10,875	1,758,488
MetLife Inc.	26,636	1,749,452
Old Republic International Corp.	10,719	235,925
Principal Financial Group Inc.	9,221	628,319
Progressive Corp. (The)	22,165	2,379,634
Prudential Financial Inc.	14,350	1,557,119
Reinsurance Group of America Inc.	2,535	272,056
Travelers Companies Inc. (The)	9,156	1,566,225
W R Berkley Corp.	2,887	191,957
Willis Towers Watson PLC	2,543	546,389

		25,858,195

Interactive Media & Services — 0.9%
IAC/InterActiveCorp.(a)(b)	1,450	120,176
Match Group Inc.(a)	6,457	511,072
Meta Platforms Inc, Class A(a)	30,460	6,106,316
Twitter Inc.(a)	10,958	537,161

		7,274,725

Internet & Direct Marketing Retail — 0.2%
DoorDash Inc., Class A(a)	1,721	140,141
eBay Inc.	23,646	1,227,700

		1,367,841

IT Services — 3.5%
Accenture PLC, Class A	14,348	4,309,565
Akamai Technologies Inc.(a)	3,542	397,696
Automatic Data Processing Inc.	10,355	2,259,254
Broadridge Financial Solutions Inc.	1,367	197,026
Cognizant Technology Solutions Corp., Class A	19,847	1,605,622
Concentrix Corp.	509	80,157
DXC Technology Co.(a)	9,223	264,700
Fidelity National Information Services Inc.	23,098	2,290,167
Fiserv Inc.(a)(b)	22,540	2,207,117
FleetCor Technologies Inc.(a)	1,573	392,495
Genpact Ltd.	3,010	121,213
Global Payments Inc.	7,222	989,269
International Business Machines Corp.	33,968	4,490,909
Jack Henry & Associates Inc.	1,282	243,042
Paychex Inc.	8,792	1,114,210
SS&C Technologies Holdings Inc.	4,850	313,601
Visa Inc., Class A	26,644	5,678,636
Western Union Co. (The)	15,093	252,959

		27,207,638

Leisure Products — 0.1%
Brunswick Corp./DE	1,506	113,869
Hasbro Inc.	2,106	185,454
Mattel Inc.(a)	8,864	215,484

		514,807

110	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services — 0.8%
Agilent Technologies Inc.	4,388	$523,357
IQVIA Holdings Inc.(a)	3,119	679,911
PerkinElmer Inc.	2,656	389,396
Syneos Health Inc., Class A(a)	2,291	167,449
Thermo Fisher Scientific Inc.	7,698	4,256,378

		6,016,491

Machinery — 1.6%
AGCO Corp.	1,187	151,224
Caterpillar Inc.	14,058	2,959,771
Cummins Inc.	5,407	1,022,950
Deere & Co.	4,564	1,723,138
Donaldson Co. Inc.	2,681	131,476
Dover Corp.	2,402	320,187
Fortive Corp.	5,735	329,763
Illinois Tool Works Inc.	8,077	1,592,058
Ingersoll Rand Inc.	5,051	222,042
ITT Inc.	998	70,080
Lincoln Electric Holdings Inc.	1,132	152,514
Middleby Corp. (The)(a)	969	149,119
Oshkosh Corp.	2,503	231,377
Otis Worldwide Corp.	8,181	595,904
PACCAR Inc.	7,615	632,426
Parker-Hannifin Corp.	3,010	815,168
Pentair PLC	2,200	111,650
Snap-on Inc.	2,015	428,167
Stanley Black & Decker Inc.	4,158	499,584
Toro Co. (The)	1,397	111,942
Westinghouse Air Brake Technologies Corp.	7,110	639,260

		12,889,800

Media — 1.4%
Cable One Inc.	78	90,964
Charter Communications Inc., Class A(a)	1,873	802,562
Comcast Corp., Class A	171,347	6,812,757
DISH Network Corp., Class A(a)	9,379	267,395
Fox Corp., Class A, NVS	12,024	430,940
Fox Corp., Class B	5,524	183,618
Interpublic Group of Companies Inc. (The)	15,017	489,854
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	1,299	54,337
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	2,639	110,521
News Corp., Class A, NVS	14,759	293,114
News Corp., Class B	4,757	94,712
Omnicom Group Inc.	7,933	603,939
Paramount Global, Class A	409	12,904
Paramount Global, Class B, NVS	23,010	670,051
Sirius XM Holdings Inc.(b)	21,149	126,894

		11,044,562

Metals & Mining — 0.8%
Alcoa Corp.	6,933	470,057
Cleveland-Cliffs Inc.(a)	18,148	462,593
Freeport-McMoRan Inc.	28,206	1,143,753
Newmont Corp.	30,143	2,195,918
Nucor Corp.	5,354	828,692
Reliance Steel & Aluminum Co.	2,356	467,077
Southern Copper Corp.	2,471	153,869
Steel Dynamics Inc.	7,179	615,599

		6,337,558

Mortgage Real Estate Investment — 0.1%
AGNC Investment Corp.	19,708	216,394
Annaly Capital Management Inc.	55,594	356,913

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Starwood Property Trust Inc.	11,436	$261,656

		834,963

Multi-Utilities — 1.5%
Ameren Corp.	9,770	907,633
CenterPoint Energy Inc.	23,748	726,926
CMS Energy Corp.	11,001	755,659
Consolidated Edison Inc.	13,383	1,241,139
Dominion Energy Inc.	30,713	2,507,409
DTE Energy Co.	7,341	961,965
NiSource Inc.	14,743	429,316
Public Service Enterprise Group Inc.	19,106	1,330,924
Sempra Energy	12,068	1,947,293
WEC Energy Group Inc.	11,936	1,194,197

		12,002,461

Multiline Retail — 0.8%
Dollar General Corp.	8,791	2,088,126
Dollar Tree Inc.(a)	8,507	1,381,962
Kohl’s Corp.	5,282	305,722
Macy’s Inc.	11,359	274,547
Target Corp.	10,687	2,443,583

		6,493,940

Oil, Gas & Consumable Fuels — 6.3%
APA Corp.	13,855	567,085
Chevron Corp.	73,015	11,439,260
ConocoPhillips	49,325	4,711,524
Continental Resources Inc./OK	2,267	125,977
Coterra Energy Inc.	30,889	889,294
Devon Energy Corp.	23,789	1,383,806
Diamondback Energy Inc.	6,453	814,562
EOG Resources Inc.	22,187	2,590,554
Exxon Mobil Corp.	160,354	13,670,178
Hess Corp.	5,918	609,968
Kinder Morgan Inc.	73,688	1,337,437
Marathon Oil Corp.	29,586	737,283
Marathon Petroleum Corp.	21,964	1,916,579
Occidental Petroleum Corp.	19,663	1,083,235
ONEOK Inc.	16,877	1,068,820
Ovintiv Inc.	9,821	502,737
Phillips 66	17,760	1,540,858
Pioneer Natural Resources Co.	8,582	1,995,058
Targa Resources Corp.	3,848	282,482
Valero Energy Corp.	10,345	1,153,261
Williams Companies Inc. (The)	45,890	1,573,568

		49,993,526

Personal Products — 0.1%
Estee Lauder Companies Inc. (The), Class A	3,210	847,633

Pharmaceuticals — 6.1%
Bristol-Myers Squibb Co.	82,561	6,214,366
Eli Lilly & Co.	11,127	3,250,530
Jazz Pharmaceuticals PLC(a)	2,353	376,998
Johnson & Johnson	99,715	17,994,569
Merck & Co. Inc.	95,675	8,485,416
Organon & Co.	9,518	307,717
Pfizer Inc.	212,598	10,432,184
Royalty Pharma PLC, Class A	13,593	578,790
Viatris Inc.	45,949	474,653

		48,115,223

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 0.2%
Booz Allen Hamilton Holding Corp.	3,265	$266,522
Clarivate PLC(a)(b)	6,274	98,376
Dun & Bradstreet Holdings Inc.(a)	3,743	59,102
Jacobs Engineering Group Inc.	2,987	413,849
Leidos Holdings Inc.	5,349	553,675
Nielsen Holdings PLC	13,468	361,077
Robert Half International Inc.	1,383	135,963

		1,888,564

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	6,824	566,665
Jones Lang LaSalle Inc.(a)	1,896	414,712

		981,377

Road & Rail — 1.3%
AMERCO	151	80,857
Avis Budget Group Inc.(a)	755	202,091
CSX Corp.	63,411	2,177,534
Knight-Swift Transportation Holdings Inc.	3,625	173,601
Norfolk Southern Corp.	6,895	1,778,083
Union Pacific Corp.	24,124	5,652,012
XPO Logistics Inc.(a)	2,541	136,680

		10,200,858

Semiconductors & Semiconductor Equipment — 4.0%
Analog Devices Inc.	13,814	2,132,605
Applied Materials Inc.	13,414	1,480,235
Broadcom Inc.	10,579	5,864,892
First Solar Inc.(a)	2,147	156,795
Intel Corp.	154,235	6,723,104
KLA Corp.	2,698	861,363
Lam Research Corp.	3,059	1,424,760
Microchip Technology Inc.	15,458	1,007,862
Micron Technology Inc.	42,447	2,894,461
MKS Instruments Inc.	877	99,960
NXP Semiconductors NV	4,753	812,288
Qorvo Inc.(a)	1,727	196,498
QUALCOMM Inc.	19,655	2,745,607
Skyworks Solutions Inc.	1,789	202,694
Texas Instruments Inc.	26,081	4,440,290
Wolfspeed Inc.(a)(b)	2,735	250,827

		31,294,241

Software — 0.8%
Black Knight Inc.(a)	2,476	162,896
Cadence Design Systems Inc.(a)	3,724	561,765
Citrix Systems Inc.	2,992	299,499
Guidewire Software Inc.(a)	1,695	147,363
NortonLifeLock Inc.	22,119	553,860
Oracle Corp.	44,864	3,293,018
Roper Technologies Inc.	2,209	1,038,053
VMware Inc., Class A	2,616	282,633

		6,339,087

Specialty Retail — 2.6%
Advance Auto Parts Inc.	1,357	270,898
AutoNation Inc.(a)	1,500	173,865
AutoZone Inc.(a)	450	879,961
Bath & Body Works Inc.	3,422	180,990
Best Buy Co. Inc.	8,218	739,045
CarMax Inc.(a)(b)	2,519	216,080
GameStop Corp., Class A(a)(b)	1,370	171,346
Gap Inc. (The)	8,048	99,956
Home Depot Inc. (The)	29,354	8,817,942

Security	Shares	Value

Specialty Retail (continued)
Lithia Motors Inc.	542	$153,456
Lowe’s Companies Inc.	25,519	5,045,872
O’Reilly Automotive Inc.(a)	1,956	1,186,412
Penske Automotive Group Inc.	1,149	120,438
Ross Stores Inc.	7,513	749,572
TJX Companies Inc. (The)	20,644	1,265,064
Tractor Supply Co.	1,639	330,177
Williams-Sonoma Inc.	1,551	202,374

		20,603,448

Technology Hardware, Storage & Peripherals — 5.2%
Apple Inc.	232,936	36,722,360
Dell Technologies Inc., Class C	11,046	519,272
Hewlett Packard Enterprise Co.	49,096	756,569
HP Inc.	41,100	1,505,493
NetApp Inc.	4,823	353,285
Seagate Technology Holdings PLC	7,645	627,196
Western Digital Corp.(a)	11,878	630,366

		41,114,541

Textiles, Apparel & Luxury Goods — 0.1%
Capri Holdings Ltd.(a)	3,624	172,865
PVH Corp.	2,668	194,177
Tapestry Inc.	10,021	329,891
Under Armour Inc., Class A(a)	4,664	71,639
Under Armour Inc., Class C, NVS(a)	5,320	75,491

		844,063

Tobacco — 1.2%
Altria Group Inc.	69,060	3,837,664
Philip Morris International Inc.	58,703	5,870,300

		9,707,964

Trading Companies & Distributors — 0.2%
Fastenal Co.	10,952	605,755
United Rentals Inc.(a)	1,161	367,480
Watsco Inc.	556	148,330
WW Grainger Inc.	821	410,524

		1,532,089

Water Utilities — 0.1%
American Water Works Co. Inc.	3,294	507,539
Essential Utilities Inc.	4,047	181,144

		688,683

Wireless Telecommunication Services — 0.4%
T-Mobile U.S. Inc.(a)	22,255	2,740,481

Total Common Stocks — 99.8% (Cost: $707,078,423)		787,196,194

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	3,897,401
		3,897,401

112	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	2,050,000	$2,050,000

		5,947,401

Total Short-Term Investments — 0.8% (Cost: $5,946,626)		5,947,401

Total Investments in Securities — 100.6% (Cost: $713,025,049)		793,143,595

Other Assets, Less Liabilities — (0.6)%		(4,700,240)

Net Assets — 100.0%		$788,443,355

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,531,709	$2,367,591	(a)	$—	$(2,676)	$777	$3,897,401	3,897,401	$8,156	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,890,000	160,000	(a)	—	—	—	2,050,000	2,050,000	892		—
BlackRock Inc.	3,959,677	865,539		(399,027)	950	(1,060,114)	3,367,025	5,390	91,697		—

					$(1,726)	$(1,059,337)	$9,314,426		$100,745		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-mini Consumer Staples Select Sector Index	6	06/17/22	$468	$3,718
E-mini Financials Select Sector Index	4	06/17/22	425	(43,666)
S&P 500 E-Mini Index	1	06/17/22	206	(13,940)

				$(53,888)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$3,718

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) April 30, 2022	iShares® Morningstar Value ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$57,606

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$69,962

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(76,782)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,640,640

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$787,196,194	$—	$—	$787,196,194
Money Market Funds	5,947,401	—	—	5,947,401

	$793,143,595	$—	$—	$793,143,595

Derivative financial instruments(a)
Assets
Futures Contracts	$3,718	$—	$—	$3,718
Liabilities
Futures Contracts	(57,606)	—	—	(57,606)

	$(53,888)	$—	$—	$(53,888)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

114	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2022

	iShares Morningstar Growth ETF	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,707,960,648	$781,949,187	$1,085,765,069	$496,889,144
Affiliated(c)	35,121,376	37,971,614	78,059,658	11,078,576
Cash	121,989	38,644	81,219	18,443
Cash pledged:
Futures contracts	209,000	75,000	94,000	58,000
Receivables:
Investments sold	—	243	243	137
Securities lending income — Affiliated	7,757	11,924	19,513	5,156
Dividends	387,616	416,570	216,119	398,142

Total assets	1,743,808,386	820,463,182	1,164,235,821	508,447,598

LIABILITIES
Collateral on securities loaned, at value	31,939,470	36,796,322	76,853,080	10,216,355
Payables:
Investments purchased	—	598,744	—	683,994
Variation margin on futures contracts	155,522	44,779	43,046	30,426
Capital shares redeemed	34,240	—	—	—
Investment advisory fees	62,148	27,286	58,204	25,928

Total liabilities	32,191,380	37,467,131	76,954,330	10,956,703

NET ASSETS	$1,711,617,006	$782,996,051	$1,087,281,491	$497,490,895

NET ASSETS CONSIST OF:
Paid-in capital	$1,621,763,714	$801,510,375	$1,293,390,493	$465,093,517
Accumulated earnings (loss)	89,853,292	(18,514,324)	(206,109,002)	32,397,378

NET ASSETS	$1,711,617,006	$782,996,051	$1,087,281,491	$497,490,895

Shares outstanding	30,400,000	12,550,000	18,800,000	7,600,000

Net asset value	$56.30	$62.39	$57.83	$65.46

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$29,773,434	$34,476,637	$71,850,579	$9,515,428
(b) Investments, at cost — Unaffiliated	$1,541,109,486	$760,217,319	$1,205,409,531	$439,856,812
(c) Investments, at cost — Affiliated	$35,115,947	$37,963,588	$78,040,508	$11,076,053

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	115

Statements of Assets and Liabilities   (continued)

April 30, 2022

	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF	iShares Morningstar U.S. Equity ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$199,639,924	$317,408,939	$366,595,800	$786,177,908
Affiliated(c)	22,350,871	55,227,389	20,135,129	19,064,481
Cash	7,756	20,077	13,988	62,194
Cash pledged:
Futures contracts	15,000	52,000	42,000	125,000
Receivables:
Securities lending income — Affiliated	21,528	54,078	6,127	4,357
Dividends	58,753	35,887	167,097	609,781

Total assets	222,093,832	372,798,370	386,960,141	806,043,721

LIABILITIES
Collateral on securities loaned, at value	22,108,564	54,640,406	19,600,776	15,491,042
Payables:
Investments purchased	—	—	—	132,302
Variation margin on futures contracts	6,997	22,373	17,692	85,810
Investment advisory fees	7,051	17,298	19,023	20,999

Total liabilities	22,122,612	54,680,077	19,637,491	15,730,153

NET ASSETS	$199,971,220	$318,118,293	$367,322,650	$790,313,568

NET ASSETS CONSIST OF:
Paid-in capital	$249,071,089	$471,857,174	$408,619,459	$772,050,364
Accumulated earnings (loss)	(49,099,869)	(153,738,881)	(41,296,809)	18,263,204

NET ASSETS	$199,971,220	$318,118,293	$367,322,650	$790,313,568

Shares outstanding	4,100,000	8,100,000	6,700,000	13,850,000

Net asset value	$48.77	$39.27	$54.82	$57.06

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$20,779,611	$51,437,883	$18,573,124	$14,488,744
(b) Investments, at cost — Unaffiliated	$228,949,606	$408,783,640	$371,587,288	$716,055,288
(c) Investments, at cost — Affiliated	$22,350,638	$55,215,252	$20,131,600	$18,559,916

See notes to financial statements.

116	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities   (continued)

April 30, 2022

iShares Morningstar Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$783,829,169
Affiliated(c)	9,314,426
Cash	110,805
Cash pledged:
Futures contracts	73,000
Receivables:
Securities lending income — Affiliated	1,671
Dividends	958,181

Total assets	794,287,252

LIABILITIES
Collateral on securities loaned, at value	3,899,474
Payables:
Investments purchased	1,874,872
Variation margin on futures contracts	42,322
Investment advisory fees	27,229

Total liabilities	5,843,897

NET ASSETS	$788,443,355

NET ASSETS CONSIST OF:
Paid-in capital	$754,927,652
Accumulated earnings	33,515,703

NET ASSETS	$788,443,355

Shares outstanding	12,150,000

Net asset value	$64.89

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$3,615,681
(b) Investments, at cost — Unaffiliated	$703,076,128
(c) Investments, at cost — Affiliated	$9,948,921

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	117

Statements of Operations

Year Ended April 30, 2022

	iShares Morningstar Growth ETF	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$9,974,926	$10,975,024	$7,142,070	$9,315,354
Dividends — Affiliated	4,220	2,499	4,755	948
Securities lending income — Affiliated — net	59,370	82,947	135,057	23,087
Foreign taxes withheld	(3,598)	—	—	—

Total investment income	10,034,918	11,060,470	7,281,882	9,339,389

EXPENSES
Investment advisory fees	825,955	351,696	763,079	289,187
Professional fees	217	217	217	217

Total expenses	826,172	351,913	763,296	289,404

Net investment income	9,208,746	10,708,557	6,518,586	9,049,985

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	32,781,583	16,711,930	(17,934,872)	3,855,665
Investments — Affiliated	(29,652)	(21,222)	(39,335)	(4,909)
In-kind redemptions — Unaffiliated	89,799,680	39,568,846	175,162,297	30,529,160
Futures contracts	309,899	(160,486)	(68,643)	(9,832)

Net realized gain	122,861,510	56,099,068	157,119,447	34,370,084

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(284,298,426)	(97,690,658)	(334,369,099)	(29,391,496)
Investments — Affiliated	5,429	10,331	5,200	2,523
Futures contracts	(348,363)	(136,290)	(129,761)	(78,284)

Net change in unrealized appreciation (depreciation)	(284,641,360)	(97,816,617)	(334,493,660)	(29,467,257)

Net realized and unrealized gain (loss)	(161,779,850)	(41,717,549)	(177,374,213)	4,902,827

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(152,571,104)	$(31,008,992)	$(170,855,627)	$13,952,812

See notes to financial statements.

118	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations   (continued)

Year Ended April 30, 2022

	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF	iShares Morningstar U.S. Equity ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,872,768	$2,756,945	$7,683,403	$11,629,320
Dividends — Affiliated	1,829	4,070	1,489	55,397
Securities lending income — Affiliated — net	201,869	424,618	77,001	35,862
Foreign taxes withheld	(1,661)	(3,731)	(2,870)	(2,232)

Total investment income	3,074,805	3,181,902	7,759,023	11,718,347

EXPENSES
Investment advisory fees	93,125	269,462	255,178	270,176
Professional fees	217	217	217	217

Total expenses	93,342	269,679	255,395	270,393

Net investment income	2,981,463	2,912,223	7,503,628	11,447,954

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	7,246,465	(2,910,886)	(1,290,535)	3,889,688
Investments — Affiliated	(10,871)	(22,139)	(9,460)	10,397
In-kind redemptions — Unaffiliated	502,523	16,139,661	40,942,383	15,171,815
In-kind redemptions — Affiliated	—	—	—	141,228
Futures contracts	(70,163)	84,339	(60,147)	101,634

Net realized gain	7,667,954	13,290,975	39,582,241	19,314,762

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(46,915,560)	(128,369,856)	(69,366,100)	(41,814,570)
Investments — Affiliated	(631)	(3,554)	909	(724,600)
Futures contracts	(13,104)	(63,565)	(42,957)	(188,010)

Net change in unrealized appreciation (depreciation)	(46,929,295)	(128,436,975)	(69,408,148)	(42,727,180)

Net realized and unrealized loss	(39,261,341)	(115,146,000)	(29,825,907)	(23,412,418)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(36,279,878)	$(112,233,777)	$(22,322,279)	$(11,964,464)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	119

Statements of Operations   (continued)

Year Ended April 30, 2022

iShares Morningstar Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$16,395,860
Dividends — Affiliated	92,900
Securities lending income — Affiliated — net	7,845
Foreign taxes withheld	(2,482)

Total investment income	16,494,123

EXPENSES
Investment advisory fees	311,107
Professional fees	217

Total expenses	311,324

Net investment income	16,182,799

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	6,910,672
Investments — Affiliated	(9,329)
In-kind redemptions — Unaffiliated	3,376,604
In-kind redemptions — Affiliated	7,603
Futures contracts	69,962

Net realized gain	10,355,512

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	2,241,456
Investments — Affiliated	(1,059,337)
Futures contracts	(76,782)

Net change in unrealized appreciation (depreciation)	1,105,337

Net realized and unrealized gain	11,460,849

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,643,648

See notes to financial statements.

120	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Morningstar Growth ETF		iShares Morningstar Mid-Cap ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,208,746	$4,845,931	$10,708,557	$7,719,141
Net realized gain	122,861,510	608,589,359	56,099,068	169,085,137
Net change in unrealized appreciation (depreciation)	(284,641,360)	25,251,220	(97,816,617)	131,348,468

Net increase (decrease) in net assets resulting from operations	(152,571,104)	638,686,510	(31,008,992)	308,152,746

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(9,412,555)	(4,551,595)	(11,074,412)	(8,255,303)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(13,450,194)	(266,458,523)	(56,837,193)	14,113,783

NET ASSETS
Total increase (decrease) in net assets	(175,433,853)	367,676,392	(98,920,597)	314,011,226
Beginning of year	1,887,050,859	1,519,374,467	881,916,648	567,905,422

End of year	$1,711,617,006	$1,887,050,859	$782,996,051	$881,916,648

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	121

Statements of Changes in Net Assets (continued)

	iShares Morningstar Mid-Cap Growth ETF		iShares Morningstar Mid-Cap Value ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,518,586	$1,489,667	$9,049,985	$8,547,297
Net realized gain	157,119,447	312,645,564	34,370,084	10,693,688
Net change in unrealized appreciation (depreciation)	(334,493,660)	160,236,041	(29,467,257)	164,917,635

Net increase (decrease) in net assets resulting from operations	(170,855,627)	474,371,272	13,952,812	184,158,620

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,275,693)	(981,614)	(9,487,846)	(8,834,502)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(254,467,058)	513,857,069	35,331,452	(48,677,560)

NET ASSETS
Total increase (decrease) in net assets	(432,598,378)	987,246,727	39,796,418	126,646,558
Beginning of year	1,519,879,869	532,633,142	457,694,477	331,047,919

End of year	$1,087,281,491	$1,519,879,869	$497,490,895	$457,694,477

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

122	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Morningstar Small-Cap ETF		iShares Morningstar Small-Cap Growth ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,981,463	$2,578,321	$2,912,223	$549,019
Net realized gain	7,667,954	53,388,319	13,290,975	135,916,805
Net change in unrealized appreciation (depreciation)	(46,929,295)	45,406,720	(128,436,975)	25,548,876

Net increase (decrease) in net assets resulting from operations	(36,279,878)	101,373,360	(112,233,777)	162,014,700

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,987,187)	(2,733,151)	(3,156,876)	(481,903)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,562,649)	(41,954,608)	(332,806,008)	413,270,056

NET ASSETS
Total increase (decrease) in net assets	(41,829,714)	56,685,601	(448,196,661)	574,802,853
Beginning of year	241,800,934	185,115,333	766,314,954	191,512,101

End of year	$199,971,220	$241,800,934	$318,118,293	$766,314,954

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	123

Statements of Changes in Net Assets (continued)

	iShares Morningstar Small-Cap Value ETF		iShares Morningstar U.S. Equity ETF

	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,503,628	$6,398,262	$11,447,954	$10,923,696
Net realized gain	39,582,241	23,415,875	19,314,762	257,045,152
Net change in unrealized appreciation (depreciation)	(69,408,148)	156,299,547	(42,727,180)	33,456,163

Net increase (decrease) in net assets resulting from operations	(22,322,279)	186,113,684	(11,964,464)	301,425,011

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,825,447)	(6,659,248)	(11,513,059)	(10,641,246)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(48,607,925)	9,611,427	(77,396,311)	(117,661,509)

NET ASSETS
Total increase (decrease) in net assets	(78,755,651)	189,065,863	(100,873,834)	173,122,256
Beginning of year	446,078,301	257,012,438	891,187,402	718,065,146

End of year	$367,322,650	$446,078,301	$790,313,568	$891,187,402

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

124	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Morningstar Value ETF

	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$16,182,799	$14,830,848
Net realized gain	10,355,512	62,614,272
Net change in unrealized appreciation (depreciation)	1,105,337	85,982,111

Net increase in net assets resulting from operations	27,643,648	163,427,231

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(16,144,141)	(15,026,189)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	89,185,958	91,874,202

NET ASSETS
Total increase in net assets	100,685,465	240,275,244
Beginning of year	687,757,890	447,482,646

End of year	$788,443,355	$687,757,890

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	125

Financial Highlights

(For a share outstanding throughout each period)

	iShares Morningstar Growth ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/22	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)

Net asset value, beginning of year	$61.87	$42.80	$38.08	$33.00	$27.25

Net investment income(b)	0.29	0.14	0.21	0.23	0.30
Net realized and unrealized gain (loss)(c)	(5.56)	19.07	4.73	5.10	5.74

Net increase (decrease) from investment operations	(5.27)	19.21	4.94	5.33	6.04

Distributions(d)
From net investment income	(0.30)	(0.14)	(0.22)	(0.25)	(0.29)

Total distributions	(0.30)	(0.14)	(0.22)	(0.25)	(0.29)

Net asset value, end of year	$56.30	$61.87	$42.80	$38.08	$33.00

Total Return(e)
Based on net asset value	(8.59)%	44.94%	13.04%	16.21%	22.26%

Ratios to Average Net Assets(f)
Total expenses	0.04%	0.23%	0.25%	0.25%	0.25%

Net investment income	0.45%	0.27%	0.54%	0.66%	0.97%

Supplemental Data
Net assets, end of year (000)	$1,711,617	$1,887,051	$1,519,374	$1,104,273	$932,317

Portfolio turnover rate(g)	22%	97%	28%	23%	48%

(a)	Per share amounts reflect a five-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

126	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/22	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)

Net asset value, beginning of year	$65.81	$43.02	$49.08	$45.05	$42.00

Net investment income(b)	0.82	0.57	0.67	0.75	0.62
Net realized and unrealized gain (loss)(c)	(3.38)	22.83	(6.03)	4.05	3.03

Net increase (decrease) from investment operations	(2.56)	23.40	(5.36)	4.80	3.65

Distributions(d)
From net investment income	(0.86)	(0.61)	(0.70)	(0.77)	(0.60)

Total distributions	(0.86)	(0.61)	(0.70)	(0.77)	(0.60)

Net asset value, end of year	$62.39	$65.81	$43.02	$49.08	$45.05

Total Return(e)
Based on net asset value	(3.99)%	54.74%	(10.99)%	10.79%	8.73%

Ratios to Average Net Assets(f)
Total expenses	0.04%	0.22%	0.25%	0.25%	0.25%

Net investment income	1.22%	1.06%	1.39%	1.63%	1.40%

Supplemental Data
Net assets, end of year (000)	$782,996	$881,917	$567,905	$716,534	$747,858

Portfolio turnover rate(g)	27%	133%	55%	60%	50%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	127

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Growth ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/22	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)

Net asset value, beginning of year	$66.52	$42.27	$40.66	$34.55	$29.55

Net investment income(b)	0.35	0.07	0.13	0.09	0.13
Net realized and unrealized gain (loss)(c)	(8.65)	24.23	1.61	6.13	5.02

Net increase (decrease) from investment operations	(8.30)	24.30	1.74	6.22	5.15

Distributions(d)
From net investment income	(0.39)	(0.05)	(0.13)	(0.11)	(0.15)

Total distributions	(0.39)	(0.05)	(0.13)	(0.11)	(0.15)

Net asset value, end of year	$57.83	$66.52	$42.27	$40.66	$34.55

Total Return(e)
Based on net asset value	(12.56)%	57.51%	4.29%	18.03%	17.46%

Ratios to Average Net Assets(f)
Total expenses	0.06%	0.27%	0.30%	0.30%	0.30%

Net investment income	0.51%	0.12%	0.31%	0.25%	0.38%

Supplemental Data
Net assets, end of year (000)	$1,087,281	$1,519,880	$532,633	$475,724	$259,139

Portfolio turnover rate(g)	43%	90%	26%	30%	43%

(a)	Per share amounts reflect a six-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

128	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Value ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/22	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)

Net asset value, beginning of year	$64.01	$40.13	$53.28	$52.55	$49.30

Net investment income(b)	1.24	1.14	1.50	1.23	1.09
Net realized and unrealized gain (loss)(c)	1.50	23.92	(13.08)	0.73	3.21

Net increase (decrease) from investment operations	2.74	25.06	(11.58)	1.96	4.30

Distributions(d)
From net investment income	(1.29)	(1.18)	(1.57)	(1.23)	(1.05)

Total distributions	(1.29)	(1.18)	(1.57)	(1.23)	(1.05)

Net asset value, end of year	$65.46	$64.01	$40.13	$53.28	$52.55

Total Return(e)
Based on net asset value	4.28%	63.45%	(22.07)%	3.83%	8.81%

Ratios to Average Net Assets(f)
Total expenses	0.06%	0.27%	0.30%	0.30%	0.30%

Net investment income	1.88%	2.32%	2.95%	2.36%	2.13%

Supplemental Data
Net assets, end of year (000)	$497,491	$457,694	$331,048	$463,524	$417,801

Portfolio turnover rate(g)	42%	95%	51%	35%	45%

(a)	Per share amounts reflect a three-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	129

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/22	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)

Net asset value, beginning of year	$58.27	$35.60	$43.90	$42.58	$40.28

Net investment income(b)	0.72	0.56	0.57	0.58	0.49
Net realized and unrealized gain (loss)(c)	(9.50)	22.71	(8.23)	1.34	2.35

Net increase (decrease) from investment operations	(8.78)	23.27	(7.66)	1.92	2.84

Distributions(d)
From net investment income	(0.72)	(0.60)	(0.64)	(0.60)	(0.54)

Total distributions	(0.72)	(0.60)	(0.64)	(0.60)	(0.54)

Net asset value, end of year	$48.77	$58.27	$35.60	$43.90	$42.58

Total Return(e)
Based on net asset value	(15.22)%	65.95%	(17.58)%	4.56%	7.09%

Ratios to Average Net Assets(f)
Total expenses	0.04%	0.22%	0.25%	0.25%	0.25%

Net investment income	1.28%	1.24%	1.34%	1.33%	1.18%

Supplemental Data
Net assets, end of year (000)	$199,971	$241,801	$185,115	$237,032	$246,938

Portfolio turnover rate(g)	41%	175%	62%	67%	56%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

130	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Growth ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/22	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)

Net asset value, beginning of year	$51.60	$31.92	$34.17	$30.51	$25.81

Net investment income(b)	0.31	0.05	0.08	0.04	0.12
Net realized and unrealized gain (loss)(c)	(12.30)	19.68	(2.24)	3.72	4.71

Net increase (decrease) from investment operations	(11.99)	19.73	(2.16)	3.76	4.83

Distributions(d)
From net investment income	(0.34)	(0.05)	(0.09)	(0.10)	(0.13)

Total distributions	(0.34)	(0.05)	(0.09)	(0.10)	(0.13)

Net asset value, end of year	$39.27	$51.60	$31.92	$34.17	$30.51

Total Return(e)
Based on net asset value	(23.36)%	61.86%	(6.32)%	12.35%	18.75%

Ratios to Average Net Assets(f)
Total expenses	0.06%	0.26%	0.30%	0.30%	0.30%

Net investment income	0.65%	0.11%	0.24%	0.12%	0.42%

Supplemental Data
Net assets, end of year (000)	$318,118	$766,315	$191,512	$215,251	$164,737

Portfolio turnover rate(g)	58%	156%	57%	55%	51%

(a)	Per share amounts reflect a six-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	131

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Value ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/22	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)

Net asset value, beginning of year	$58.31	$32.95	$47.85	$48.08	$47.92

Net investment income(b)	1.03	0.89	1.02	1.08	0.86
Net realized and unrealized gain (loss)(c)	(3.43)	25.39	(14.74)	(0.23)	0.20

Net increase (decrease) from investment operations	(2.40)	26.28	(13.72)	0.85	1.06

Distributions(d)
From net investment income	(1.09)	(0.92)	(1.18)	(1.08)	(0.90)

Total distributions	(1.09)	(0.92)	(1.18)	(1.08)	(0.90)

Net asset value, end of year	$54.82	$58.31	$32.95	$47.85	$48.08

Total Return(e)
Based on net asset value	(4.19)%	80.90%	(29.05)%	1.83%	2.23%

Ratios to Average Net Assets(f)
Total expenses	0.06%	0.26%	0.30%	0.30%	0.30%

Net investment income	1.76%	2.07%	2.34%	2.24%	1.78%

Supplemental Data
Net assets, end of year (000)	$367,323	$446,078	$257,012	$430,681	$447,161

Portfolio turnover rate(g)	47%	145%	65%	48%	54%

(a)	Per share amounts reflect a three-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

132	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar U.S. Equity ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/22	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)

Net asset value, beginning of year	$59.02	$40.80	$41.90	$38.08	$35.72

Net investment income(b)	0.79	0.66	0.81	0.81	0.73
Net realized and unrealized gain (loss)(c)	(1.95)	18.21	(0.88)	3.82	2.36

Net increase (decrease) from investment operations	(1.16)	18.87	(0.07)	4.63	3.09

Distributions(d)
From net investment income	(0.80)	(0.65)	(1.03)	(0.81)	(0.73)

Total distributions	(0.80)	(0.65)	(1.03)	(0.81)	(0.73)

Net asset value, end of year	$57.06	$59.02	$40.80	$41.90	$38.08

Total Return(e)
Based on net asset value	(2.08)%	46.58%	(0.13)%	12.33%	8.66%

Ratios to Average Net Assets(f)
Total expenses	0.03%	0.18%	0.20%	0.20%	0.20%

Net investment income	1.27%	1.32%	1.90%	2.05%	1.91%

Supplemental Data
Net assets, end of year (000)	$790,314	$891,187	$718,065	$863,172	$944,382

Portfolio turnover rate(g)	6%	131%	49%	38%	46%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	133

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Value ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/22	04/30/21 (a)	04/30/20(a)	04/30/19(a)	04/30/18 (a)

Net asset value, beginning of year	$63.68	$48.12	$54.18	$50.55	$47.54

Net investment income(b)	1.38	1.55	1.65	1.49	1.28
Net realized and unrealized gain (loss)(c)	1.20	15.58	(6.04)	3.58	3.01

Net increase (decrease) from investment operations	2.58	17.13	(4.39)	5.07	4.29

Distributions(d)
From net investment income	(1.37)	(1.57)	(1.67)	(1.44)	(1.28)

Total distributions	(1.37)	(1.57)	(1.67)	(1.44)	(1.28)

Net asset value, end of year	$64.89	$63.68	$48.12	$54.18	$50.55

Total Return(e)
Based on net asset value	4.02%	36.36%	(8.23)%	10.22%	9.07%

Ratios to Average Net Assets(f)
Total expenses	0.04%	0.22%	0.25%	0.25%	0.25%

Net investment income	2.08%	2.88%	3.06%	2.86%	2.54%

Supplemental Data
Net assets, end of year (000)	$788,443	$687,758	$447,483	$492,996	$374,024

Portfolio turnover rate(g)	21%	112%	36%	24%	24%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

134	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Morningstar Growth	Non-diversified
Morningstar Mid-Cap	Diversified
Morningstar Mid-Cap Growth	Diversified
Morningstar Mid-Cap Value	Diversified
Morningstar Small-Cap	Diversified
Morningstar Small-Cap Growth	Diversified
Morningstar Small-Cap Value	Diversified
Morningstar U.S. Equity	Diversified
Morningstar Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	135

Notes to Financial Statements   (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

136	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Morningstar Growth
Barclays Bank PLC	$170,064	$170,064		$—	$—
Barclays Capital, Inc.	714,746	714,746		—	—
BMO Capital Markets Corp.	732	732		—	—
BNP Paribas SA	4,154,478	4,154,478		—	—
BofA Securities, Inc.	21,853	21,853		—	—
Citigroup Global Markets, Inc.	2,132,992	2,132,992		—	—
Goldman Sachs & Co. LLC	7,859,869	7,859,869		—	—
J.P. Morgan Securities LLC	5,763,157	5,763,157		—	—
Jefferies LLC	2,783	2,783		—	—
Morgan Stanley	1,113,266	1,113,266		—	—
RBC Capital Markets LLC	353,843	353,843		—	—
Scotia Capital (USA), Inc.	2,849,423	2,849,423		—	—
State Street Bank & Trust Co.	465,795	465,795		—	—
UBS AG	4,151,753	4,151,753		—	—
UBS Securities LLC	18,680	18,680		—	—

	$29,773,434	$29,773,434		$—	$—

Morningstar Mid-Cap
Barclays Bank PLC	$1,997,043	$1,997,043		$—	$—
BNP Paribas SA	11,669,514	11,669,514		—	—
BofA Securities, Inc.	209,822	209,822		—	—
Citigroup Global Markets, Inc.	5,035,737	5,035,737		—	—
Goldman Sachs & Co. LLC	3,205,037	3,205,037		—	—
J.P. Morgan Securities LLC	5,611,319	5,611,319		—	—
Morgan Stanley	2,470,396	2,470,396		—	—
Natixis SA	436,285	436,285		—	—
Scotia Capital (USA), Inc.	377,726	377,726		—	—
SG Americas Securities LLC	1,821,304	1,742,650		—	(78,654	)(b)
State Street Bank & Trust Co.	128,882	128,882		—	—
Toronto-Dominion Bank	343,500	343,500		—	—
UBS AG	60,926	60,926		—	—
UBS Securities LLC	809,106	809,106		—	—
Wells Fargo Bank N.A.	176,544	176,544		—	—
Wells Fargo Securities LLC	123,496	123,496		—	—

	$34,476,637	$34,397,983		$—	$(78,654)

N O T E S T O F I N A N C I A L S T A T E M E N T S	137

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Morningstar Mid-Cap Growth
Barclays Bank PLC	$112,110	$112,110		$—	$—
Barclays Capital, Inc.	2,309,626	2,309,626		—	—
BNP Paribas SA	12,100,222	12,100,222		—	—
BofA Securities, Inc.	6,198,858	6,198,858		—	—
Citigroup Global Markets, Inc.	2,814,102	2,814,102		—	—
Goldman Sachs & Co. LLC	6,663,951	6,663,951		—	—
J.P. Morgan Securities LLC	21,078,064	21,078,064		—	—
Jefferies LLC	164,429	164,429		—	—
Morgan Stanley	11,024,400	11,024,400		—	—
Natixis SA	3,892	3,892		—	—
Nomura Securities International, Inc.	7,024	7,024		—	—
RBC Capital Markets LLC	25,455	25,455		—	—
Scotia Capital (USA), Inc.	3,549,050	3,549,050		—	—
SG Americas Securities LLC	949,693	949,693		—	—
State Street Bank & Trust Co.	1,730,054	1,730,054		—	—
Toronto-Dominion Bank	20,342	20,342		—	—
UBS AG	1,937,980	1,937,980		—	—
UBS Securities LLC	757,905	757,905		—	—
Wells Fargo Bank N.A.	266,629	266,629		—	—
Wells Fargo Securities LLC	136,793	136,793		—	—

	$71,850,579	$71,850,579		$—	$—

Morningstar Mid-Cap Value
Barclays Bank PLC	$1,911,236	$1,911,236		$—	$—
Barclays Capital, Inc.	2,452,707	2,452,707		—	—
BNP Paribas SA	668,483	668,483		—	—
Citigroup Global Markets, Inc.	213,494	213,494		—	—
Goldman Sachs & Co. LLC	1,043,151	1,043,151		—	—
J.P. Morgan Securities LLC	2,121,474	2,121,474		—	—
Jefferies LLC	7,092	7,092		—	—
Morgan Stanley	154,273	154,273		—	—
Nomura Securities International, Inc.	11,352	11,352		—	—
SG Americas Securities LLC	28,212	26,679		—	(1,533	)(b)
UBS AG	391,663	391,663		—	—
UBS Securities LLC	294,709	294,709		—	—
Virtu Americas LLC	217,582	217,582		—	—

	$9,515,428	$9,513,895		$—	$(1,533)

138	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Morningstar Small-Cap
Barclays Bank PLC	$1,563,687	$1,563,687		$—	$—
Barclays Capital, Inc.	164,376	164,376		—	—
BNP Paribas SA	5,226,967	5,226,967		—	—
BofA Securities, Inc.	1,387,619	1,387,619		—	—
Citadel Clearing LLC	79,354	79,354		—	—
Citigroup Global Markets, Inc.	196,836	196,836		—	—
Credit Suisse Securities (USA) LLC	203,823	203,823		—	—
Goldman Sachs & Co. LLC	2,812,588	2,812,588		—	—
HSBC Bank PLC	188	188		—	—
J.P. Morgan Securities LLC	1,924,158	1,924,158		—	—
Jefferies LLC	143,995	143,995		—	—
Morgan Stanley	3,697,026	3,697,026		—	—
National Financial Services LLC	420,251	420,251		—	—
Natixis SA	19,204	19,204		—	—
RBC Capital Markets LLC	27,900	27,343		—	(557	)(b)
Scotia Capital (USA), Inc.	396,864	396,864		—	—
SG Americas Securities LLC	282,780	266,764		—	(16,016	)(b)
State Street Bank & Trust Co.	129,284	129,284		—	—
Toronto-Dominion Bank	369,662	369,662		—	—
UBS AG	911,923	911,923		—	—
UBS Securities LLC	254,309	254,309		—	—
Wells Fargo Bank N.A.	186,124	186,124		—	—
Wells Fargo Securities LLC	380,693	380,693		—	—

	$20,779,611	$20,763,038		$—	$(16,573)

Morningstar Small-Cap Growth
Barclays Bank PLC	$3,459,790	$3,459,790		$—	$—
Barclays Capital, Inc.	395,106	395,106		—	—
BMO Capital Markets Corp.	60,471	60,471		—	—
BNP Paribas SA	12,177,926	12,177,926		—	—
BofA Securities, Inc.	3,505,149	3,505,149		—	—
Citigroup Global Markets, Inc.	1,923,034	1,923,034		—	—
Credit Suisse Securities (USA) LLC	83,798	83,798		—	—
Goldman Sachs & Co. LLC	8,889,286	8,889,286		—	—
HSBC Bank PLC	2,229	2,229		—	—
ING Financial Markets LLC	3,878	3,878		—	—
J.P. Morgan Securities LLC	4,456,131	4,456,131		—	—
Jefferies LLC	836,763	836,763		—	—
Mizuho Securities USA LLC	90	90		—	—
Morgan Stanley	7,834,505	7,834,505		—	—
National Financial Services LLC	1,857,416	1,857,416		—	—
Natixis SA	31,328	31,328		—	—
Scotia Capital (USA), Inc.	308,024	308,024		—	—
SG Americas Securities LLC	101,962	101,962		—	—
State Street Bank & Trust Co.	845,050	845,050		—	—
Toronto-Dominion Bank	1,253,536	1,253,536		—	—
UBS AG	1,936,399	1,936,399		—	—
UBS Securities LLC	657,947	657,947		—	—
Virtu Americas LLC	408,796	408,796		—	—
Wells Fargo Bank N.A.	144	144		—	—
Wells Fargo Securities LLC	409,125	409,125		—	—

	$51,437,883	$51,437,883		$—	$—

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Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Morningstar Small-Cap Value
Barclays Bank PLC	$1,111,735	$1,111,735		$—	$—
Barclays Capital, Inc.	448,925	448,925		—	—
BNP Paribas SA	1,213,586	1,213,586		—	—
BofA Securities, Inc.	1,353,090	1,353,090		—	—
Citadel Clearing LLC	223,593	223,593		—	—
Citigroup Global Markets, Inc.	19,356	19,356		—	—
Credit Suisse Securities (USA) LLC	165,903	165,903		—	—
Deutsche Bank Securities, Inc.	27,640	27,640		—	—
Goldman Sachs & Co. LLC	4,033,288	4,033,288		—	—
J.P. Morgan Securities LLC	3,640,550	3,640,550		—	—
Jefferies LLC	1,419	1,419		—	—
Morgan Stanley	3,021,466	3,021,466		—	—
National Financial Services LLC	740,449	740,449		—	—
Natixis SA	7,752	7,752		—	—
SG Americas Securities LLC	34,515	34,515		—	—
Toronto-Dominion Bank	836,015	836,015		—	—
UBS AG	813,751	813,751		—	—
UBS Securities LLC	439,921	439,921		—	—
Wells Fargo Bank N.A.	24,725	24,725		—	—
Wells Fargo Securities LLC	415,445	415,445		—	—

	$18,573,124	$18,573,124		$—	$—

Morningstar U.S. Equity
Barclays Bank PLC	$316,276	$316,276		$—	$—
BNP Paribas SA	1,563,198	1,563,198		—	—
BofA Securities, Inc.	144,290	144,290		—	—
Citigroup Global Markets, Inc.	682,024	682,024		—	—
Goldman Sachs & Co. LLC	1,429,154	1,429,154		—	—
J.P. Morgan Securities LLC	1,995,776	1,995,776		—	—
Jefferies LLC	255,060	255,060		—	—
Morgan Stanley	776,344	776,344		—	—
National Financial Services LLC	87,428	87,428		—	—
RBC Capital Markets LLC	3,833,588	3,833,588		—	—
Scotia Capital (USA), Inc.	516,515	516,515		—	—
SG Americas Securities LLC	270,103	270,103		—	—
State Street Bank & Trust Co.	575,637	575,637		—	—
Toronto-Dominion Bank	9,808	9,808		—	—
UBS AG	1,611,104	1,611,104		—	—
UBS Securities LLC	224,067	224,067		—	—
Wells Fargo Bank N.A.	73,381	73,381		—	—
Wells Fargo Securities LLC	124,991	124,991		—	—

	$14,488,744	$14,488,744		$—	$—

Morningstar Value
Barclays Bank PLC	$774,676	$774,676		$—	$—
Barclays Capital, Inc.	68,011	68,011		—	—
BNP Paribas SA	1,400,459	1,400,459		—	—
Citigroup Global Markets, Inc.	86,491	86,491		—	—
Goldman Sachs & Co. LLC	220,856	220,856		—	—
J.P. Morgan Securities LLC	124,485	124,485		—	—
Jefferies LLC	451,606	451,606		—	—
Morgan Stanley	182,211	182,211		—	—
Scotia Capital (USA), Inc.	14,492	14,492		—	—
State Street Bank & Trust Co.	3,385	3,385		—	—
UBS AG	288,493	288,493		—	—
Wells Fargo Securities LLC	516	516		—	—

	$3,615,681	$3,615,681		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

140	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

(b)

The market value of the loaned securities is determined as of April 30, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Morningstar Growth	0.04%
Morningstar Mid-Cap	0.04
Morningstar Mid-Cap Growth	0.06
Morningstar Mid-Cap Value	0.06
Morningstar Small-Cap	0.04
Morningstar Small-Cap Growth	0.06
Morningstar Small-Cap Value	0.06
Morningstar U.S. Equity	0.03
Morningstar Value	0.04

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Prior to April 25, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the

N O T E S T O F I N A N C I A L S T A T E M E N T S	141

Notes to Financial Statements   (continued)

collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended April 30, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Morningstar Growth	$24,907
Morningstar Mid-Cap	32,388
Morningstar Mid-Cap Growth	54,842
Morningstar Mid-Cap Value	8,718
Morningstar Small-Cap	63,028
Morningstar Small-Cap Growth	137,464
Morningstar Small-Cap Value	28,386
Morningstar U.S. Equity	12,986
Morningstar Value	2,939

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Morningstar Growth	$221,797,266	$221,712,631	$17,861,113
Morningstar Mid-Cap	130,595,933	97,817,261	3,767,421
Morningstar Mid-Cap Growth	274,582,528	251,738,346	(14,122,113)
Morningstar Mid-Cap Value	134,748,333	111,101,665	1,105,185
Morningstar Small-Cap	29,555,101	48,667,035	4,666,732
Morningstar Small-Cap Growth	118,756,283	126,995,498	(906,873)
Morningstar Small-Cap Value	85,974,604	85,929,562	(33,391)
Morningstar U.S. Equity	21,362,876	13,559,132	49,817
Morningstar Value	105,522,768	76,007,034	2,612,913

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

142	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

7.	PURCHASES AND SALES

For the year ended April 30, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Morningstar Growth	$458,722,559	$458,429,060
Morningstar Mid-Cap	236,370,530	235,283,011
Morningstar Mid-Cap Growth	545,114,910	545,191,185
Morningstar Mid-Cap Value	199,940,094	197,815,594
Morningstar Small-Cap	94,902,468	94,591,831
Morningstar Small-Cap Growth	269,043,605	273,092,873
Morningstar Small-Cap Value	198,537,983	196,074,649
Morningstar U.S. Equity	52,654,983	52,544,933
Morningstar Value	159,891,543	159,199,622

For the year ended April 30, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Morningstar Growth	$208,285,311	$221,715,303
Morningstar Mid-Cap	135,520,833	191,444,968
Morningstar Mid-Cap Growth	546,655,882	799,061,929
Morningstar Mid-Cap Value	173,122,618	138,291,813
Morningstar Small-Cap	2,708,504	5,191,227
Morningstar Small-Cap Growth	11,306,176	339,637,855
Morningstar Small-Cap Value	134,154,259	184,317,720
Morningstar U.S. Equity	6,196,259	83,293,475
Morningstar Value	105,259,233	16,429,592

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2022, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Morningstar Growth	$89,673,414	$(89,673,414)
Morningstar Mid-Cap	38,975,653	(38,975,653)
Morningstar Mid-Cap Growth	174,553,901	(174,553,901)
Morningstar Mid-Cap Value	30,058,468	(30,058,468)
Morningstar Small-Cap	269,571	(269,571)
Morningstar Small-Cap Growth	15,083,052	(15,083,052)
Morningstar Small-Cap Value	39,869,251	(39,869,251)
Morningstar U.S. Equity	15,282,349	(15,282,349)
Morningstar Value	3,351,560	(3,351,560)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/22	Year Ended 04/30/21

Morningstar Growth
Ordinary income	$9,412,555	$4,551,595

Morningstar Mid-Cap
Ordinary income	$11,074,412	$8,255,303

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Notes to Financial Statements   (continued)

iShares ETF	Year Ended 04/30/22	Year Ended 04/30/21

Morningstar Mid-Cap Growth
Ordinary income	$7,275,693	$981,614

Morningstar Mid-Cap Value
Ordinary income	$9,487,846	$8,834,502

Morningstar Small-Cap
Ordinary income	$2,987,187	$2,733,151

Morningstar Small-Cap Growth
Ordinary income	$3,156,876	$481,903

Morningstar Small-Cap Value
Ordinary income	$7,825,447	$6,659,248

Morningstar U.S. Equity
Ordinary income	$11,513,059	$10,641,246

Morningstar Value
Ordinary income	$16,144,141	$15,026,189

As of April 30, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	(c)	Total

Morningstar Growth	$330,587	$(76,630,684)	$166,153,389	$—		$89,853,292
Morningstar Mid-Cap	—	(39,318,897)	20,804,573	—		(18,514,324)
Morningstar Mid-Cap Growth	—	(84,572,455)	(121,536,547)	—		(206,109,002)
Morningstar Mid-Cap Value	—	(22,659,568)	55,056,946	—		32,397,378
Morningstar Small-Cap	—	(19,390,575)	(29,709,294)	—		(49,099,869)
Morningstar Small-Cap Growth	189,793	(62,157,054)	(91,771,620)	—		(153,738,881)
Morningstar Small-Cap Value	—	(35,458,005)	(5,560,096)	(278,708)		(41,296,809)
Morningstar U.S. Equity	566,513	(52,470,762)	70,167,453	—		18,263,204
Morningstar Value	1,099,536	(45,924,606)	78,340,773	—		33,515,703

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended April 30, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

Morningstar Growth	$32,832,220
Morningstar Mid-Cap	16,718,368
Morningstar Mid-Cap Value	4,505,010
Morningstar Small-Cap	7,568,193
Morningstar U.S. Equity	4,046,813
Morningstar Value	7,508,765

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Notes to Financial Statements   (continued)

As of April 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Morningstar Growth	$1,576,928,635	$325,420,500	$(159,267,111)	$166,153,389
Morningstar Mid-Cap	799,116,228	117,964,226	(97,159,653)	20,804,573
Morningstar Mid-Cap Growth	1,285,361,274	69,385,913	(190,922,460)	(121,536,547)
Morningstar Mid-Cap Value	452,910,774	81,399,930	(26,342,984)	55,056,946
Morningstar Small-Cap	251,700,089	20,828,795	(50,538,089)	(29,709,294)
Morningstar Small-Cap Growth	464,407,948	20,256,882	(112,028,502)	(91,771,620)
Morningstar Small-Cap Value	392,291,025	41,389,066	(46,949,162)	(5,560,096)
Morningstar U.S. Equity	735,074,936	141,183,311	(71,015,858)	70,167,453
Morningstar Value	714,802,822	118,405,413	(40,064,640)	78,340,773

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into

N O T E S T O F I N A N C I A L S T A T E M E N T S	145

Notes to Financial Statements   (continued)

bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/22		Year Ended 04/30/21

iShares ETF	Shares	Amount	Shares		Amount

Morningstar Growth
Shares sold	3,350,000	$208,754,686	29,900,000	(a)	$1,604,954,974
Shares redeemed	(3,450,000)	(222,204,880)	(34,900,000	)(a)	(1,871,413,497)

Net decrease	(100,000)	$(13,450,194)	(5,000,000)		$(266,458,523)

Morningstar Mid-Cap
Shares sold	2,050,000	$136,072,736	7,400,000	(b)	$452,376,412
Shares redeemed	(2,900,000)	(192,909,929)	(7,200,000	)(b)	(438,262,629)

Net increase (decrease)	(850,000)	$(56,837,193)	200,000		$14,113,783

Morningstar Mid-Cap Growth
Shares sold	8,050,000	$550,847,090	25,600,000	(c)	$1,476,002,219
Shares redeemed	(12,100,000)	(805,314,148)	(15,350,000	)(c)	(962,145,150)

Net increase (decrease)	(4,050,000)	$(254,467,058)	10,250,000		$513,857,069

Morningstar Mid-Cap Value
Shares sold	2,650,000	$174,198,554	450,000	(d)	$24,647,782
Shares redeemed	(2,200,000)	(138,867,102)	(1,550,000	)(d)	(73,325,342)

Net increase (decrease)	450,000	$35,331,452	(1,100,000)		$(48,677,560)

Morningstar Small-Cap
Shares sold	50,000	$2,817,190	3,000,000	(b)	$176,528,854
Shares redeemed	(100,000)	(5,379,839)	(4,050,000	)(b)	(218,483,462)

Net decrease	(50,000)	$(2,562,649)	(1,050,000)		$(41,954,608)

Morningstar Small-Cap Growth
Shares sold	250,000	$11,523,573	20,700,000	(c)	$1,003,545,020
Shares redeemed	(7,000,000)	(344,329,581)	(11,850,000	)(c)	(590,274,964)

Net increase (decrease)	(6,750,000)	$(332,806,008)	8,850,000		$413,270,056

Morningstar Small-Cap Value
Shares sold	2,350,000	$140,735,962	950,000	(d)	$52,199,867
Shares redeemed	(3,300,000)	(189,343,887)	(1,100,000	)(d)	(42,588,440)

Net increase (decrease)	(950,000)	$(48,607,925)	(150,000)		$9,611,427

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Notes to Financial Statements   (continued)

	Year Ended 04/30/22		Year Ended 04/30/21

iShares ETF	Shares	Amount	Shares		Amount

Morningstar U.S. Equity
Shares sold	100,000	$6,211,849	13,400,000	(b)	$738,349,045
Shares redeemed	(1,350,000)	(83,608,160)	(15,900,000	)(b)	(856,010,554)

Net decrease	(1,250,000)	$(77,396,311)	(2,500,000)		$(117,661,509)

Morningstar Value
Shares sold	1,600,000	$105,690,073	7,100,000	(e)	$421,625,514
Shares redeemed	(250,000)	(16,504,115)	(5,600,000	)(e)	(329,751,312)

Net increase	1,350,000	$89,185,958	1,500,000		$91,874,202

(a)	Share transactions reflect a five-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Share transactions reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(c)	Share transactions reflect a six-for-one stock split effective after the close of trading on April 16, 2021.
(d)	Share transactions reflect a three-for-one stock split effective after the close of trading on April 16, 2021.
(e)	Share transactions reflect a two-for-one stock split effective after the close of trading on April 16, 2021.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation sought to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Morningstar Mid-Cap Value ETF received proceeds of $404,668 in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but were subject to various appeals and, accordingly, the Litigation is now closed.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	147

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Morningstar Growth ETF, iShares Morningstar Mid-Cap ETF, iShares

Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-

Cap ETF, iShares Morningstar Small-Cap Growth ETF, iShares Morningstar Small-Cap Value ETF, iShares

Morningstar U.S. Equity ETF and iShares Morningstar Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Morningstar Growth ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF, iShares Morningstar Small-Cap Value ETF, iShares Morningstar U.S. Equity ETF and iShares Morningstar Value ETF (nine of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022 and each of the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2022:

iShares ETF	Qualified Dividend Income

Morningstar Growth	$ 9,261,676
Morningstar Mid-Cap	9,215,657
Morningstar Mid-Cap Growth	5,956,044
Morningstar Mid-Cap Value	7,752,252
Morningstar Small-Cap	2,190,365
Morningstar Small-Cap Growth	2,130,403
Morningstar Small-Cap Value	5,870,322
Morningstar U.S. Equity	11,103,422
Morningstar Value	15,706,495

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2022:

iShares ETF	Qualified Business Income

Morningstar Growth	$ 402,296
Morningstar Mid-Cap	616,009
Morningstar Mid-Cap Growth	440,685
Morningstar Mid-Cap Value	474,390
Morningstar Small-Cap	241,156
Morningstar Small-Cap Growth	264,553
Morningstar Small-Cap Value	639,466
Morningstar U.S. Equity	221,581
Morningstar Value	215,268

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Morningstar Growth	94.53%
Morningstar Mid-Cap	79.90%
Morningstar Mid-Cap Growth	85.93%
Morningstar Mid-Cap Value	78.73%
Morningstar Small-Cap	72.55%
Morningstar Small-Cap Growth	65.69%
Morningstar Small-Cap Value	74.21%
Morningstar U.S. Equity	93.05%
Morningstar Value	93.55%

I M P O R T A N T T A X I N F O R M A T I O N	149

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Morningstar Growth ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF, iShares Morningstar Small-Cap Value ETF, iShares Morningstar U.S. Equity ETF and iShares Morningstar Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

Morningstar Growth(a)	$0.285701	$—	$0.013644	$0.299345	95%	—%	5%		100%
Morningstar Mid-Cap(a)	0.783519	—	0.075272	0.858791	91	—	9		100
Morningstar Mid-Cap Growth(a)	0.384458	—	0.006987	0.391445	98	—	2		100
Morningstar Mid-Cap Value(a)	1.261261	—	0.031935	1.293196	98	—	2		100
Morningstar Small-Cap(a)	0.671233	—	0.048571	0.719804	93	—	7		100
Morningstar Small-Cap Growth(a)	0.318715	—	0.023922	0.342637	93	—	7		100
Morningstar Small-Cap Value(a)	1.048980	—	0.045155	1.094135	96	—	4		100
Morningstar U.S. Equity(a)	0.791670	—	0.006546	0.798216	99	—	1		100
Morningstar Value(a)	1.369006	—	0.003072	1.372078	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	151

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of April 30, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	153

Trustee and Officer Information  (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

154	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	155

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

156	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-404-0422

APRIL 30, 2022

2022 Annual Report

iShares Trust

•	iShares Cohen & Steers REIT ETF | ICF | Cboe BZX
•	iShares Core U.S. REIT ETF | USRT | NYSE Arca
•	iShares Global REIT ETF | REET | NYSE Arca
•	iShares International Developed Real Estate ETF | IFGL | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed but mostly down, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. We believe sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(9.65)%	0.21%

U.S. small cap equities (Russell 2000® Index)	(18.38)	(16.87)

International equities (MSCI Europe, Australasia, Far East Index)	(11.80)	(8.15)

Emerging market equities (MSCI Emerging Markets Index)	(14.15)	(18.33)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.29)	(8.86)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.47)	(8.51)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.90)	(7.88)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.40)	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined during the 12 months ended April 30, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -5.44% in U.S. dollar terms for the reporting period.

In the first half of the reporting period, stocks were supported by economic recovery in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, significant challenges emerged in the second half of the reporting period, erasing earlier gains. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting markets in important commodities such as oil, natural gas, and wheat.

The U.S. economy grew briskly over the final three quarters of 2021, powered primarily by consumers with strong household balance sheets. Record-high personal savings rates allowed consumers to spend at an elevated level throughout much of the reporting period, releasing pent-up demand for goods and services. Hiring increased as businesses restored capacity, and unemployment decreased substantially, falling to 3.6% in April 2022 — only marginally higher than the pre-pandemic rate of 3.5% in February 2020. However, the economy contracted in the first quarter of 2022 amid lower inventory investment and an inflation-driven decline in consumer sentiment.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates and indicated that further increases could be necessary. Interest rates rose significantly in anticipation of further tightening, leading to higher borrowing costs for businesses.

Stocks declined in Europe and economic growth stalled, with the Eurozone economy slowing substantially in the second half of the reporting period. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions against Russia imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) maintained ultra-low interest rates but started to wind down its bond buying program.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks endured substantial declines, driving much of the negative performance in the region. Regulatory interventions by the Chinese government weighed on equity markets, particularly in the information technology sector. While China’s economy continued to expand at a solid pace, COVID-19 cases rose sharply late in the reporting period, and analysts became concerned that the subsequent lockdowns would constrain growth.

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Fund Summary as of April 30, 2022	iShares® Cohen & Steers REIT ETF

Investment Objective

The iShares Cohen & Steers REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate investment trusts (REITs), as represented by the Cohen & Steers Realty Majors Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	11.33%	9.36%	8.92%	11.33%	56.45%	134.98%
Fund Market	11.33	9.37	8.92	11.33	56.50	135.04
Index	11.71	9.76	9.31	11.71	59.28	143.56

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 983.30	$ 1.57		$ 1,000.00	$ 1,023.20	$ 1.61		0.32%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2022 (continued)	iShares® Cohen & Steers REIT ETF

Portfolio Management Commentary

Real estate investment trusts (“REITs”) advanced during the reporting period, benefiting from increased need for warehouses and storage space resulting from supply chain disruptions and the coronavirus pandemic. Industrial REITs that own and operate warehouses contributed the most to the Index’s return. Demand for warehouse space grew throughout 2021 as supply chain disruptions arising from the pandemic created a need for additional space to store a backlog of goods, supporting sharp rental price increases. Shifting consumer buying trends toward e-commerce and away from brick-and-mortar stores also added to growing demand for warehouse space, and occupancy rates at warehouses soared to record highs. Regulatory hurdles preventing the building of new warehouses in urban or suburban areas close to consumers limited the supply of new units.

Specialized REITs, particularly those involved in self-storage, also contributed to the Index. The COVID-19 pandemic encouraged Americans to declutter as they increasingly worked, studied, and exercised at home. To make room for home offices and gyms, people turned to self-storage rental units to store excess items. Growing demand for storage space helped reduce the excess supply of rental units that existed prior to the pandemic, which led to significant price increases and record occupancy rates. The positive environment meant that profits and revenues from self-storage companies exceeded analysts’ expectations.

Residential REITs, most notably those invested in apartment buildings, also contributed to the Index’s performance. Revenues and lease rates grew sharply in 2021 as renters returned to urban areas and the impact from the pandemic eased. In addition, as housing prices climbed higher, many potential homebuyers continued to rent rather than buy. Limited growth in new apartment buildings kept supply tight, which supported rental price increases.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Specialized REITs	43.4%
Residential REITs	19.2
Industrial REITs	10.6
Retail REITs	10.5
Health Care REITs	8.7
Office REITs	6.0
Hotel & Resort REITs	1.6

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Prologis Inc.	8.3%
Crown Castle International Corp.	8.2
American Tower Corp.	7.8
Equinix Inc.	7.1
Public Storage	6.2
Digital Realty Trust Inc.	4.5
Welltower Inc.	4.3
Realty Income Corp.	4.3
Simon Property Group Inc.	4.2
SBA Communications Corp.	4.1

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® Core U.S. REIT ETF

Investment Objective

The iShares Core U.S. REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate equities, as represented by the FTSE Nareit Equity REITs Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	11.82%	8.59%	8.53%	11.82%	50.98%	126.69%
Fund Market	11.93	8.60	8.54	11.93	51.08	126.88
Index	11.92	8.62	8.77	11.92	51.23	131.71

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 2, 2016 reflects the performance of the FTSE NAREIT Real Estate 50 Index. Index performance beginning on November 3, 2016 reflects the performance of the FTSE Nareit Equity REITS Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 993.00	$ 0.40		$ 1,000.00	$ 1,024.40	$ 0.40		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2022 (continued)	iShares® Core U.S. REIT ETF

Portfolio Management Commentary

Real estate investment trusts (“REITs”) advanced during the reporting period, benefiting from increased need for warehouses and storage space amid supply chain disruptions and the coronavirus pandemic. REITs’ dividend payouts and growth potential attracted investors concerned about inflation and in search of an alternative to the low yields offered by bonds.

Industrial REITs that own and operate warehouses contributed the most to the Index’s return. Demand for warehouse space grew throughout 2021 as supply chain disruptions arising from the pandemic created a need for additional space to store a backlog of goods, supporting sharp rental price increases. Shifting consumer buying trends toward e-commerce and away from brick-and-mortar stores also added to growing demand for warehouse space, and occupancy rates at warehouses soared to record highs. Regulatory hurdles preventing the building of new warehouses in urban or suburban areas close to consumers limited the supply of new units.

Specialized REITs, particularly those involved in self-storage, also contributed to the Index. The COVID-19 pandemic encouraged Americans to declutter as they increasingly worked, studied, and exercised at home. To make room for home offices and gyms, people turned to self-storage rental units to store excess items. Growing demand for storage space helped reduce the excess supply of rental units that existed prior to the pandemic, which led to significant price increases and record occupancy rates. The positive environment meant that profits and revenues from self-storage companies exceeded analysts’ expectations.

Residential REITs, most notably those invested in apartment buildings, also contributed to the Index’s performance. Revenues and lease rates grew sharply in 2021 as renters returned to urban areas and the impact from the pandemic eased.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Specialized REITs	23.4%
Residential REITs	20.0
Industrial REITs	16.1
Retail REITs	14.2
Health Care REITs	10.2
Office REITs	8.8
Hotel & Resort REITs	3.7
Diversified REITs	3.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Prologis Inc.	10.0%
Equinix Inc.	5.4
Public Storage	4.7
Digital Realty Trust Inc.	3.5
Welltower Inc.	3.3
Realty Income Corp.	3.3
Simon Property Group Inc.	3.2
AvalonBay Communities Inc.	2.7
Alexandria Real Estate Equities Inc.	2.6
Equity Residential	2.5

(a)	Excludes money market funds.

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Fund Summary as of April 30, 2022	iShares® Global REIT ETF

Investment Objective

The iShares Global REIT ETF (the “Fund”) seeks to track the investment results of an index composed of global real estate equities in developed and emerging markets, as represented by the FTSE EPRA Nareit Global REITS Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	5.14%	6.11%	5.69%	5.14%	34.52%	54.14%
Fund Market	4.83	6.03	5.65	4.83	33.98	53.65
Index	4.80	5.30	4.92	4.80	29.43	45.54

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/8/14. The first day of secondary market trading was 7/10/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 965.90	$ 0.68		$ 1,000.00	$ 1,024.10	$ 0.70		0.14%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2022 (continued)	iShares® Global REIT ETF

Portfolio Management Commentary

Global real estate investment trusts (“REITs”) advanced modestly during the reporting period, benefiting from surging property values as global economies rebounded from the coronavirus pandemic. Industrial REITs contributed the most to the Index’s return, driven primarily by U.S. REITs that own and operate warehouses. Demand for warehouse space grew throughout 2021 as supply chain disruptions due to the pandemic created a need for space to store a backlog of goods, supporting sharp rental price increases. Shifting consumer buying trends toward e-commerce and away from brick-and-mortar stores also added to growing demand for warehouses. Occupancy rates at warehouses soared to record highs, while rents continued to grow. Regulatory hurdles preventing the building of new warehouses in urban or suburban areas close to consumers constrained the supply of new units and limited competition. Industrial REITs in Canada and the U.K. added marginally to the Index’s performance.

U.S. residential REITs, most notably those invested in apartment buildings, contributed substantially to the Index’s performance. Revenues and lease rates grew sharply in 2021 as renters returned to urban areas as the impact from the pandemic subsided. In addition, as housing prices climbed higher, many potential homebuyers continued to rent rather than buy. Rising interest rates sent mortgage rates climbing to their highest level since 2009, leading home mortgage applications to drop sharply near the end of the reporting period. Limited growth in new apartment buildings kept supply tight, which supported rental price increases. In addition, high occupancy rates in apartment complexes also allowed landlords to raise rents.

On the downside, Japanese REITs that invest in office buildings detracted from the Index’s return. The pandemic resulted in many workers choosing to work from home, lessening the demand for office space in central Tokyo and other urban areas. Many Japanese companies moved their offices out of urban areas to more suburban areas to be closer to their employees’ homes and offer a more appealing alternative to working from home.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrial REITs	18.1%
Retail REITs	17.1
Residential REITs	16.5
Specialized REITs	16.2
Office REITs	10.9
Diversified REITs	9.7
Health Care REITs	8.4
Hotel & Resort REITs	3.1
Real Estate Operating Companies	0.0

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	71.1%
Japan	6.8
United Kingdom	5.0
Australia	4.1
Singapore	3.2
Canada	3.1
France	1.5
Hong Kong	1.3
Belgium	1.2
South Africa	0.6

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® International Developed Real Estate ETF

Investment Objective

The iShares International Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets, as represented by the FTSE EPRA Nareit Developed ex-U.S. Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(9.24)%	2.41%	4.10%	(9.24)%	12.65%	49.40%
Fund Market	(9.38)	2.36	4.06	(9.38)	12.36	48.89
Index	(8.57)	2.70	4.42	(8.57)	14.24	54.04

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 880.10	$ 2.42		$ 1,000.00	$ 1,022.20	$ 2.61		0.52%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2022 (continued)	iShares® International Developed Real Estate ETF

Portfolio Management Commentary

International developed real estate stocks declined during the reporting period, as the strengthening U.S. dollar and rising interest rates weakened investment returns in foreign markets. The Japanese yen hit a 20-year low against the U.S. dollar late in the reporting period and the euro dropped to a five-year low as the Fed signaled a more aggressive approach to fight soaring inflation by raising interest rates. Higher interest rates tend to weaken the performance of real estate investment trusts (“REITs”). As interest rates rise, the costs of borrowing money and refinancing debt also escalates. In addition, higher interest rates increase the attractiveness of investments such as government and corporate bonds relative to REITs.

Japanese equity REITs detracted the most from the Index’s return, led by office REITs. Vacancies in Tokyo office towers rose through most of 2021. The coronavirus pandemic led many workers to choose to work from home, lessening the demand for office space in core urban areas such as central Tokyo. Many Japanese companies moved their offices out of urban areas to nearby suburbs to be closer to their employees’ homes and offer a more appealing alternative to working from home. Japanese diversified REITs also declined. Although demand increased for logistics and data centers, driven by growth in online shopping and remote work, land costs also rose. The Japanese yen’s significant depreciation relative to the U.S. dollar further weighed on performance for U.S. investors.

German real estate management and development companies detracted from the Index’s performance, as these companies posted weaker profits and decreased dividends payable to shareholders. Inflationary pressures and the risk of rising interest rates in Germany also weakened the outlook for the real estate sector. The ECB announced late in the reporting period that it will wait until late 2022 to raise interest rates despite soaring inflation.

On the upside, Canadian equity REITs contributed slightly to the Index’s return. The trend toward e-commerce increased demand for warehouses and logistics centers to store goods close to consumers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Real Estate Operating Companies	22.4%
Retail REITs	15.6
Diversified REITs	13.5
Industrial REITs	13.4
Diversified Real Estate Activities	11.9
Office REITs	9.7
Residential REITs	4.7
Real Estate Development	3.4
Health Care REITs	2.1
Specialized REITs	1.9
Hotel & Resort REITs	1.1
Health Care Facilities	0.3

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	23.8%
Hong Kong	12.3
United Kingdom	12.0
Australia	9.6
Singapore	8.6
Canada	7.7
Germany	7.5
Sweden	5.2
France	3.4
Belgium	3.0

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	13

Schedule of Investments April 30, 2022	iShares® Cohen & Steers REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Health Care REITs — 8.6%
Healthpeak Properties Inc.	1,615,818	$53,014,988
Ventas Inc.	1,196,493	66,465,186
Welltower Inc.	1,304,696	118,479,444

		237,959,618

Hotel & Resort REITs — 1.6%
Host Hotels & Resorts Inc.	2,140,253	43,554,149

Industrial REITs — 10.6%
Duke Realty Corp.	1,141,562	62,500,520
Prologis Inc.	1,431,059	229,384,447

		291,884,967

Office REITs — 6.0%
Alexandria Real Estate Equities Inc.	422,686	76,996,482
Boston Properties Inc.	426,077	50,106,655
Cousins Properties Inc.	447,582	16,068,194
Kilroy Realty Corp.	314,176	21,992,320

		165,163,651

Residential REITs — 19.2%
AvalonBay Communities Inc.	418,861	95,282,500
Equity LifeStyle Properties Inc.	512,431	39,600,668
Equity Residential	1,022,909	83,367,083
Essex Property Trust Inc.	195,095	64,238,931
Invitation Homes Inc.	1,788,760	71,228,423
Mid-America Apartment Communities Inc.	345,115	67,877,218
Sun Communities Inc.	347,612	61,030,239
UDR Inc.	871,151	46,353,945

		528,979,007

Retail REITs — 10.5%
Federal Realty Investment Trust	209,849	24,564,924
Realty Income Corp.	1,695,828	117,622,630
Regency Centers Corp.	461,876	31,790,925

Security	Shares	Value

Retail REITs (continued)
Simon Property Group Inc.	984,981	$116,227,758

		290,206,237

Specialized REITs — 43.4%
American Tower Corp.	891,342	214,831,249
Crown Castle International Corp.	1,218,266	225,635,046
Digital Realty Trust Inc.	850,625	124,293,325
Equinix Inc.	269,890	194,072,501
Extra Space Storage Inc.	401,329	76,252,510
Public Storage	457,281	169,879,891
SBA Communications Corp.	326,061	113,179,034
VICI Properties Inc.	2,524,678	75,260,651

		1,193,404,207

Total Common Stocks — 99.9% (Cost: $2,177,555,957)		2,751,151,836

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(a)(b)	5,220,000	5,220,000

Total Short-Term Investments — 0.2% (Cost: $5,220,000)		5,220,000

Total Investments in Securities — 100.1% (Cost: $2,182,775,957)		2,756,371,836

Other Assets, Less Liabilities — (0.1)%		(2,934,721)

Net Assets — 100.0%		$2,753,437,115

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$0	(b)	$—	$—	$—	$—	—	$1,589	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,130,000	1,090,000	(b)	—	—	—	5,220,000	5,220,000	1,596		—

					$—	$—	$5,220,000		$3,185		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Cohen & Steers REIT ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate Index	61	06/17/22	$2,453	$48,104

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$48,104

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$816,422

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(349,539)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,674,554

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,751,151,836	$—	$—	$2,751,151,836
Money Market Funds	5,220,000	—	—	5,220,000

	$2,756,371,836	$—	$—	$2,756,371,836

Derivative financial instruments(a)
Assets
Futures Contracts	$48,104	$—	$—	$48,104

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E  O F  I N V E S T M E N  T S

15

Schedule of Investments April 30, 2022	iShares® Core U.S. REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Diversified REITs — 3.5%
Alexander & Baldwin Inc.	140,382	$2,976,098
Alpine Income Property Trust Inc.	19,491	364,482
American Assets Trust Inc.	96,649	3,537,353
Armada Hoffler Properties Inc.	128,724	1,744,210
Broadstone Net Lease Inc.	303,595	6,281,381
Empire State Realty Trust Inc., Class A	274,854	2,374,739
Essential Properties Realty Trust Inc.	233,919	5,614,056
Gladstone Commercial Corp.	70,984	1,493,503
Global Net Lease Inc.	202,118	2,835,715
One Liberty Properties Inc.	31,325	897,461
PS Business Parks Inc.	38,748	7,253,626
STORE Capital Corp.	474,832	13,499,474
Washington Real Estate Investment Trust	163,693	3,943,364
WP Carey Inc.	367,431	29,677,402

		82,492,864

Health Care REITs — 10.2%
CareTrust REIT Inc.	186,938	3,030,265
Community Healthcare Trust Inc.	45,569	1,677,851
Diversified Healthcare Trust	459,810	1,034,572
Global Medical REIT Inc.	114,809	1,694,581
Healthcare Realty Trust Inc.	285,319	7,726,439
Healthcare Trust of America Inc., Class A	422,931	12,882,478
Healthpeak Properties Inc.	1,048,137	34,389,375
LTC Properties Inc.	75,520	2,492,160
Medical Properties Trust Inc.	1,148,782	21,126,101
National Health Investors Inc.	84,544	4,356,552
Omega Healthcare Investors Inc.	463,786	11,817,267
Physicians Realty Trust	425,123	7,286,608
Sabra Health Care REIT Inc.	441,057	5,151,546
Universal Health Realty Income Trust	24,790	1,244,210
Ventas Inc.	774,798	43,040,029
Welltower Inc.	846,813	76,899,089

		235,849,123

Hotel & Resort REITs — 3.7%
Apple Hospitality REIT Inc.	413,531	7,315,363
Ashford Hospitality Trust Inc.(a)(b)	32,550	229,477
Braemar Hotels & Resorts Inc.	112,223	680,071
Chatham Lodging Trust(a)	92,674	1,330,799
DiamondRock Hospitality Co.(a)	404,289	4,293,549
Hersha Hospitality Trust, Class A(a)	62,120	607,534
Host Hotels & Resorts Inc.(b)	1,374,444	27,969,935
Park Hotels & Resorts Inc.	456,760	9,002,740
Pebblebrook Hotel Trust(b)	251,045	6,130,519
RLJ Lodging Trust	319,587	4,480,610
Ryman Hospitality Properties Inc.(a)(b)	103,910	9,713,507
Service Properties Trust	326,083	2,647,794
Summit Hotel Properties Inc.(a)	199,519	1,969,253
Sunstone Hotel Investors Inc.(a)	420,464	5,150,684
Xenia Hotels & Resorts Inc.(a)	220,239	4,248,410

		85,770,245

Industrial REITs — 16.0%
Americold Realty Trust	518,424	13,676,025
Duke Realty Corp.	739,121	40,466,875
EastGroup Properties Inc.	78,050	14,634,375
First Industrial Realty Trust Inc.	250,068	14,503,944
Indus Realty Trust Inc	11,002	786,093
Industrial Logistics Properties Trust	125,293	2,024,735
LXP Industrial Trust	538,988	6,764,299

Security	Shares	Value

Industrial REITs (continued)
Plymouth Industrial REIT Inc.	60,219	$1,452,482
Prologis Inc.	1,434,514	229,938,249
Rexford Industrial Realty Inc.	312,340	24,375,013
STAG Industrial Inc.	345,965	12,911,414
Terreno Realty Corp.(b)	142,421	10,361,128

		371,894,632

Office REITs — 8.8%
Alexandria Real Estate Equities Inc.	323,772	58,978,308
Boston Properties Inc.	303,525	35,694,540
Brandywine Realty Trust	328,099	3,828,915
City Office REIT Inc.	81,916	1,215,634
Corporate Office Properties Trust	218,153	5,822,504
Cousins Properties Inc.	288,098	10,342,718
Creative Media & Community Trust Corp.	33,787	238,874
Douglas Emmett Inc.	323,316	9,524,889
Easterly Government Properties Inc.	167,642	3,193,580
Franklin Street Properties Corp., Class C	196,945	1,016,236
Highwoods Properties Inc.	199,886	8,163,344
Hudson Pacific Properties Inc.	287,628	6,695,980
JBG SMITH Properties	237,240	6,253,646
Kilroy Realty Corp.	225,632	15,794,240
Office Properties Income Trust	92,023	1,989,537
Orion Office REIT Inc.	110,121	1,477,824
Paramount Group Inc.	361,228	3,435,278
Piedmont Office Realty Trust Inc., Class A	239,792	3,860,651
Postal Realty Trust Inc., Class A	33,206	558,857
SL Green Realty Corp.	131,547	9,105,683
Veris Residential Inc.(a)	169,354	2,711,358
Vornado Realty Trust	341,036	13,201,504

		203,104,100

Residential REITs — 19.9%
American Campus Communities Inc.	266,096	17,208,428
American Homes 4 Rent, Class A	572,298	22,668,724
Apartment Income REIT Corp.	303,723	14,934,060
Apartment Investment & Management Co., Class A(a)	291,597	1,837,061
AvalonBay Communities Inc.	271,070	61,663,004
Bluerock Residential Growth REIT Inc., Class A	51,222	1,363,017
BRT Apartments Corp.	21,724	475,538
Camden Property Trust	192,167	30,149,081
Centerspace	27,705	2,556,063
Clipper Realty Inc.	23,349	208,507
Equity LifeStyle Properties Inc.	343,955	26,580,842
Equity Residential	716,669	58,408,524
Essex Property Trust Inc.	125,995	41,486,374
Independence Realty Trust Inc.	426,724	11,632,496
Invitation Homes Inc.	1,160,396	46,206,969
Mid-America Apartment Communities Inc.	224,316	44,118,471
NexPoint Residential Trust Inc.	43,033	3,836,822
Preferred Apartment Communities Inc., Class A	100,371	2,497,231
Sun Communities Inc.	222,704	39,100,141
UDR Inc.	615,353	32,742,933
UMH Properties Inc.	84,577	1,989,251

		461,663,537

Retail REITs — 14.2%
Acadia Realty Trust	166,902	3,491,590
Agree Realty Corp.	135,862	9,227,747
Alexander’s Inc.	4,122	1,022,957
Brixmor Property Group Inc.	575,341	14,602,155
Cedar Realty Trust Inc.	24,405	692,614

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Core U.S. REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail REITs (continued)
Federal Realty Investment Trust	151,668	$17,754,256
Getty Realty Corp.	78,403	2,109,825
InvenTrust Properties Corp.(b)	130,897	3,964,870
Kimco Realty Corp.	1,129,334	28,606,030
Kite Realty Group Trust	419,351	9,351,527
Macerich Co. (The)	413,008	5,183,250
National Retail Properties Inc.	339,517	14,884,425
Necessity Retail REIT Inc.	238,614	1,782,447
NETSTREIT Corp.	76,378	1,651,292
Phillips Edison & Co. Inc.	214,857	7,275,058
Realty Income Corp.	1,100,112	76,303,768
Regency Centers Corp.	328,259	22,594,067
Retail Opportunity Investments Corp.	229,699	4,279,292
RPT Realty	160,920	2,138,627
Saul Centers Inc.	22,705	1,171,805
Simon Property Group Inc.	634,289	74,846,102
SITE Centers Corp.	334,625	5,320,538
Spirit Realty Capital Inc.	247,455	10,751,920
Tanger Factory Outlet Centers Inc.	198,009	3,193,885
Urban Edge Properties	223,807	4,182,953
Urstadt Biddle Properties Inc., Class A	57,722	1,001,477
Whitestone REIT	89,108	1,082,662

		328,467,139

Specialized REITs — 23.3%
CubeSmart	423,715	20,130,700
Digital Realty Trust Inc.	545,802	79,752,588
EPR Properties	143,619	7,542,870
Equinix Inc.	173,897	125,045,855
Extra Space Storage Inc.	254,978	48,445,820
Farmland Partners Inc.	55,122	811,396
Four Corners Property Trust Inc.	149,331	4,100,629
Gaming and Leisure Properties Inc.	452,953	20,102,054
Gladstone Land Corp.	60,239	2,192,700
Iron Mountain Inc.	556,947	29,924,762

Security	Shares	Value

Specialized REITs (continued)
Lamar Advertising Co., Class A	167,492	$18,492,792
Life Storage Inc.	158,359	20,980,984
National Storage Affiliates Trust	156,905	8,880,823
Outfront Media Inc.	280,604	7,183,462
Public Storage	293,216	108,929,744
Safehold Inc.	40,207	1,730,911
VICI Properties Inc.	1,222,901	36,454,679

		540,702,769

Total Common Stocks — 99.6% (Cost: $2,117,330,451)		2,309,944,409

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(c)(d)(e)	3,621,730	3,621,730
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(c)(d)	7,350,000	7,350,000

		10,971,730

Total Short -Term Investments — 0.5% (Cost: $10,971,614)		10,971,730

Total Investments in Securities — 100.1% (Cost: $2,128,302,065)		2,320,916,139

Other Assets, Less Liabilities — (0.1)%		(2,365,978)

Net Assets — 100.0%		$2,318,550,161

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$129,227	$3,495,017	(a)	$—	$(2,642)	$128	$3,621,730	3,621,730	$4,512	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,320,000	5,030,000	(a)	—	—	—	7,350,000	7,350,000	3,353		—

					$(2,642)	$128	$10,971,730		$7,865		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2022	iShares® Core U.S. REIT ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate Index	208	06/17/22	$8,364	$(36,897)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$36,897

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$681,728

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(280,754)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,961,120

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,309,944,409	$—	$—	$2,309,944,409
Money Market Funds	10,971,730	—	—	10,971,730

	$2,320,916,139	$—	$—	$2,320,916,139

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(36,897)	$—	$—	$(36,897)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 4.1%
Abacus Property Group	1,008,395	$2,314,259
Arena REIT	685,295	2,319,187
BWP Trust	1,041,714	3,027,826
Centuria Industrial REIT	1,121,371	3,125,057
Centuria Office REIT	985,915	1,519,995
Charter Hall Long Wale REIT	1,459,720	5,478,414
Charter Hall Retail REIT	1,037,916	3,242,198
Charter Hall Social Infrastructure REIT	703,426	1,991,281
Cromwell Property Group	3,035,564	1,821,830
Dexus	2,276,910	17,802,177
Dexus Industria REIT	458,532	1,096,985
GPT Group (The)	4,085,644	14,523,991
Growthpoint Properties Australia Ltd.	595,279	1,830,978
HomeCo Daily Needs REIT	2,828,142	2,847,469
Hotel Property Investments	411,870	1,178,477
Irongate Group	1,065,946	1,441,391
Mirvac Group	8,327,490	14,074,209
National Storage REIT	2,555,730	4,629,061
Scentre Group	10,977,470	22,871,676
Shopping Centres Australasia Property Group	2,475,604	5,298,396
Stockland	5,049,176	14,614,473
Vicinity Centres	8,045,200	10,497,491
Waypoint REIT Ltd.	1,548,895	2,919,794

		140,466,615

Belgium — 1.2%
Aedifica SA	77,797	9,221,503
Ascencio	11,386	622,204
Befimmo SA	46,567	2,324,500
Cofinimmo SA	67,824	9,107,758
Intervest Offices & Warehouses NV	51,326	1,529,635
Montea NV	26,147	3,121,827
Nextensa	8,935	669,245
Retail Estates NV	22,530	1,716,046
Warehouses De Pauw CVA	300,238	11,550,208
Xior Student Housing NV	46,947	2,507,732

		42,370,658

Canada — 3.0%
Allied Properties REIT	268,111	8,709,199
Artis REIT	195,461	1,994,702
Boardwalk REIT	80,747	3,543,150
Canadian Apartment Properties REIT	368,805	14,446,166
Choice Properties REIT	550,025	6,499,342
Crombie REIT	217,612	2,966,089
Dream Industrial REIT	482,429	5,617,980
Dream Office REIT	74,397	1,505,719
First Capital Real Estate Investment Trust	466,578	6,217,892
Granite REIT	131,224	9,718,329
H&R Real Estate Investment Trust	607,015	6,038,728
InterRent REIT	277,543	3,048,404
Killam Apartment REIT	240,109	3,777,373
NorthWest Healthcare Properties REIT	419,641	4,328,216
Prinmaris REIT	204,100	2,195,666
RioCan REIT	667,483	12,470,005
SmartCentres Real Estate Investment Trust	278,862	6,792,194
Summit Industrial Income REIT	349,583	5,534,985

		105,404,139

China — 0.0%
Yuexiu REIT	3,729,000	1,489,456

Security	Shares	Value

France — 1.5%
Carmila SA	86,663	$1,348,050
Covivio	107,012	7,621,134
Gecina SA	110,103	12,402,898
ICADE	73,219	4,371,602
Klepierre SA	394,823	9,450,346
Mercialys SA	136,159	1,314,866
Unibail-Rodamco-Westfield(a)(b)	218,733	15,437,063

		51,945,959

Germany — 0.0%
Hamborner REIT AG	152,113	1,419,713

Guernsey — 0.0%
BMO Commercial Property Trust Ltd.	1,037,461	1,531,323

Hong Kong — 1.3%
Champion REIT	4,217,000	1,848,666
Fortune REIT	2,914,000	2,546,025
Link REIT	4,493,400	38,813,012
Prosperity REIT	2,636,000	903,637
Sunlight REIT	2,249,000	1,098,768

		45,210,108

India — 0.2%
Brookfield India Real Estate Trust(c)	216,242	935,830
Embassy Office Parks REIT	1,021,706	5,128,845

		6,064,675

Ireland — 0.1%
Hibernia REIT PLC	1,438,933	2,462,200
Irish Residential Properties REIT PLC	962,643	1,474,565

		3,936,765

Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA(a)	139,355	660,671

Japan — 6.7%
Activia Properties Inc.	1,508	4,818,842
Advance Residence Investment Corp.	2,742	7,532,445
AEON REIT Investment Corp.	3,587	4,118,285
Comforia Residential REIT Inc.	1,328	3,309,141
CRE Logistics REIT Inc.	1,060	1,621,013
Daiwa House REIT Investment Corp.	4,416	10,748,551
Daiwa Office Investment Corp.	556	3,147,660
Daiwa Securities Living Investments Corp.	4,214	3,708,710
Frontier Real Estate Investment Corp.	982	3,804,802
Fukuoka REIT Corp.	1,456	1,820,964
Global One Real Estate Investment Corp.	1,942	1,664,673
GLP J-Reit	8,961	12,091,745
Hankyu Hanshin REIT Inc.	1,338	1,520,523
Heiwa Real Estate REIT Inc.	1,860	2,130,656
Hoshino Resorts REIT Inc.	493	2,543,211
Hulic Reit Inc.	2,704	3,359,006
Ichigo Office REIT Investment Corp.	2,520	1,617,622
Industrial & Infrastructure Fund Investment Corp.	3,983	5,715,145
Invincible Investment Corp.	10,443	3,405,220
Itochu Advance Logistics Investment Corp.	1,184	1,462,632
Japan Excellent Inc.	2,660	2,609,948
Japan Hotel REIT Investment Corp.	9,462	4,805,621
Japan Logistics Fund Inc.	1,763	4,302,611
Japan Metropolitan Fund Invest	14,531	11,549,653
Japan Prime Realty Investment Corp.	1,863	5,651,890
Japan Real Estate Investment Corp.	2,755	13,333,804
Kenedix Office Investment Corp.	771	4,029,790

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2022	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kenedix Residential Next Investment Corp.	1,996	$3,210,851
Kenedix Retail REIT Corp.	1,183	2,490,497
LaSalle Logiport REIT	3,746	5,067,971
Mirai Corp.	3,422	1,329,220
Mitsubishi Estate Logistics REIT Investment Corp.	765	2,744,607
Mitsui Fudosan Logistics Park Inc.	1,083	4,643,278
Mori Hills REIT Investment Corp.	3,322	3,767,606
Mori Trust Sogo REIT Inc.	2,021	2,200,602
Nippon Accommodations Fund Inc.	942	4,638,320
Nippon Building Fund Inc.	3,215	16,690,041
Nippon Prologis REIT Inc.	4,809	13,310,195
NIPPON REIT Investment Corp.	881	2,525,293
Nomura Real Estate Master Fund Inc.	9,458	11,874,888
NTT UD REIT Investment Corp.	2,868	3,312,803
One REIT Inc.	499	1,059,265
Orix JREIT Inc.	5,590	7,556,119
Sankei Real Estate Inc.	980	747,029
Sekisui House Reit Inc.	8,890	5,201,996
SOSiLA Logistics REIT Inc.	1,326	1,611,811
Star Asia Investment Corp.	3,439	1,574,083
Starts Proceed Investment Corp.	466	834,838
Takara Leben Real Estate Investment Corp.	1,095	1,020,546
Tokyu REIT Inc.	1,792	2,512,103
United Urban Investment Corp.	6,279	6,870,077

		233,218,202

Malaysia — 0.1%
Axis Real Estate Investment Trust	2,648,600	1,162,014
Sunway REIT	4,224,800	1,414,064

		2,576,078

Mexico — 0.4%
Concentradora Fibra Danhos SA de CV(b)	503,515	563,313
Fibra Uno Administracion SA de CV	6,567,113	7,202,214
Macquarie Mexico Real Estate Management SA de CV(c)	1,557,350	1,720,171
PLA Administradora Industrial S. de RL de CV	1,687,609	2,238,678
Prologis Property Mexico SA de CV	967,948	2,597,923

		14,322,299

Netherlands — 0.2%
Eurocommercial Properties NV	108,105	2,615,705
NSI NV	37,795	1,483,233
Vastned Retail NV	37,892	967,375
Wereldhave NV	87,960	1,434,642

		6,500,955

New Zealand — 0.3%
Argosy Property Ltd.	1,776,120	1,488,072
Goodman Property Trust	2,339,416	3,405,456
Kiwi Property Group Ltd.	3,394,466	2,315,206
Stride Property Group	1,023,503	1,308,331
Vital Healthcare Property Trust(d)	916,275	1,845,627

		10,362,692

Philippines — 0.0%
AREIT Inc.	1,300,420	988,604

Saudi Arabia — 0.2%
Al Maather REIT Fund	89,145	212,229
Al Rajhi REIT	242,473	707,224
Alahli REIT Fund 1	95,189	303,017
Al-Jazira Reit Fund	26,532	161,816
Alkhabeer REIT	177,484	417,678

Security	Shares	Value

Saudi Arabia (continued)
Derayah REIT	233,902	$767,906
Jadwa REIT Saudi Fund	322,740	1,211,522
Musharaka Real Estate Income Fund, NVS	173,262	449,785
Riyad REIT Fund	321,168	938,467
Sedco Capital REIT Fund	84,928	250,683
Swicorp Wabel REIT, NVS(a)	190,498	339,802
Taleem REIT	59,213	198,597

		5,958,726

Singapore — 3.2%
AIMS APAC REIT	1,199,800	1,226,882
Ascendas REIT	7,261,714	14,940,826
Ascott Residence Trust	4,047,732	3,362,786
CapitaLand China Trust	2,408,630	2,023,796
CapitaLand Integrated Commercial Trust	10,359,426	17,358,164
CDL Hospitality Trusts	1,714,100	1,647,412
Cromwell European Real Estate Investment Trust	678,200	1,645,575
ESR-REIT(b)	10,562,843	2,962,454
Far East Hospitality Trust	2,073,800	998,988
First REIT	2,410,800	544,908
Frasers Centrepoint Trust	2,298,970	4,048,581
Frasers Logistics & Commercial Trust	6,099,000	6,351,251
Keppel DC REIT	2,779,833	4,144,143
Keppel Pacific Oak US REIT	1,807,400	1,308,923
Keppel REIT	4,570,900	4,004,501
Lendlease Global Commercial REIT(b)	2,440,191	1,393,851
Manulife US Real Estate Investment Trust	3,368,400	2,098,533
Mapletree Commercial Trust	4,741,991	6,377,605
Mapletree Industrial Trust	3,937,110	7,398,148
Mapletree Logistics Trust	6,818,413	8,757,032
Mapletree North Asia Commercial Trust	5,343,700	4,615,207
OUE Commercial Real Estate Investment Trust	4,589,400	1,371,726
Parkway Life REIT	826,000	2,878,161
Prime U.S. REIT	1,359,900	1,001,882
Sasseur Real Estate Investment Trust	1,138,800	687,587
SPH REIT	1,996,400	1,408,583
Starhill Global REIT	3,034,600	1,299,198
Suntec REIT	4,511,100	5,959,467

		111,816,170

South Africa — 0.6%
Attacq Ltd.(a)(b)	1,516,797	649,943
Emira Property Fund Ltd.	715,975	491,208
Equites Property Fund Ltd.	1,449,492	1,946,035
Growthpoint Properties Ltd.	7,346,986	6,568,906
Hyprop Investments Ltd.	732,290	1,664,713
Investec Property Fund Ltd.	1,208,499	933,588
Redefine Properties Ltd.	15,518,057	4,303,884
SA Corporate Real Estate Ltd.	5,555,493	785,146
Stor-Age Property REIT Ltd.	822,286	782,063
Vukile Property Fund Ltd.	1,900,410	1,618,522

		19,744,008

South Korea — 0.1%
ESR Kendall Square REIT Co. Ltd.	299,492	1,747,831

Spain — 0.4%
Inmobiliaria Colonial Socimi SA	766,958	6,377,548
Lar Espana Real Estate Socimi SA	128,979	675,978
Merlin Properties Socimi SA	707,293	7,683,788

		14,737,314

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Turkey — 0.1%
AKIS Gayrimenkul Yatirimi AS(a)	1	$—
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,932,161	702,496
Is Gayrimenkul Yatirim Ortakligi AS(a)	905,879	766,275
Ozak Gayrimenkul Yatirim Ortakligi(a)	325,036	108,735

		1,577,506

United Kingdom — 5.0%
Assura PLC	6,212,578	5,148,114
Big Yellow Group PLC	361,771	6,537,914
BMO Real Estate Investments Ltd.	516,747	626,572
British Land Co PLC/The	1,972,757	12,707,347
Capital & Counties Properties PLC	1,576,135	3,256,556
Civitas Social Housing PLC	1,302,326	1,408,345
Custodian REIT PLC	881,755	1,115,416
Derwent London PLC	214,790	8,149,545
Empiric Student Property PLC	1,263,298	1,445,566
Great Portland Estates PLC	547,579	4,651,090
Hammerson PLC(b)	9,371,392	3,383,369
Home Reit PLC	1,200,053	1,850,043
Impact Healthcare REIT PLC	637,495	996,033
Land Securities Group PLC	1,518,814	14,244,302
LondonMetric Property PLC	2,026,299	6,848,629
LXI REIT Plc	1,570,680	2,915,562
NewRiver REIT PLC	676,345	750,115
Picton Property Income Ltd. (The)	1,171,720	1,496,954
Primary Health Properties PLC	2,858,076	5,183,146
PRS REIT PLC (The)	1,110,317	1,507,862
Regional REIT Ltd.(c)	951,148	1,013,030
Safestore Holdings PLC	437,779	6,887,036
Schroder REIT Ltd.	1,057,916	757,466
Segro PLC	2,551,355	42,715,046
Shaftesbury PLC	608,704	4,558,301
Standard Life Investment Property Income Trust Ltd.	855,122	882,275
Target Healthcare REIT PLC	1,323,087	1,846,660
Triple Point Social Housing REIT PLC(c)	785,816	866,585
Tritax Big Box REIT PLC	3,984,027	12,161,913
UK Commercial Property REIT Ltd.	1,585,622	1,747,031
UNITE Group PLC (The)	678,258	9,604,277
Urban Logistics REIT PLC	976,195	2,295,456
Workspace Group PLC	283,855	2,375,447

		171,933,003

United States — 70.8%
Acadia Realty Trust	183,387	3,836,456
Agree Realty Corp.	148,400	10,079,328
Alexander & Baldwin Inc.	154,060	3,266,072
Alexandria Real Estate Equities Inc.	354,369	64,551,857
American Assets Trust Inc.	106,086	3,882,748
American Campus Communities Inc.	291,160	18,829,317
American Homes 4 Rent, Class A	626,379	24,810,872
Americold Realty Trust	567,417	14,968,460
Apartment Income REIT Corp.	332,401	16,344,157
Apartment Investment & Management Co., Class A(a)	321,734	2,026,924
Apple Hospitality REIT Inc.	453,923	8,029,898
Armada Hoffler Properties Inc.	140,402	1,902,447
AvalonBay Communities Inc.	296,698	67,492,861
Boston Properties Inc.	332,194	39,066,014
Brandywine Realty Trust	362,237	4,227,306
Brixmor Property Group Inc.	629,670	15,981,025
Broadstone Net Lease Inc.	332,759	6,884,784
Camden Property Trust	210,293	32,992,869

Security	Shares	Value

United States (continued)
CareTrust REIT Inc.	205,257	$3,327,216
Centerspace	30,285	2,794,094
Community Healthcare Trust Inc.	50,664	1,865,449
Corporate Office Properties Trust	238,870	6,375,440
Cousins Properties Inc.	315,449	11,324,619
CubeSmart	463,775	22,033,950
DiamondRock Hospitality Co.(a)	444,351	4,719,008
Digital Realty Trust Inc.	597,336	87,282,736
DigitalBridge Group Inc.(a)	1,026,040	7,141,238
Diversified Healthcare Trust	507,046	1,140,854
Douglas Emmett Inc.	353,771	10,422,094
Duke Realty Corp.	808,946	44,289,794
Easterly Government Properties Inc.	182,879	3,483,845
EastGroup Properties Inc.	85,399	16,012,313
Empire State Realty Trust Inc., Class A	305,467	2,639,235
EPR Properties	157,639	8,279,200
Equinix Inc.	190,299	136,840,205
Equity Commonwealth(a)	230,504	6,036,900
Equity LifeStyle Properties Inc.	376,476	29,094,065
Equity Residential	784,357	63,925,096
Essential Properties Realty Trust Inc.	256,150	6,147,600
Essex Property Trust Inc.	137,871	45,396,784
Extra Space Storage Inc.	278,977	53,005,630
Federal Realty Investment Trust	165,940	19,424,936
First Industrial Realty Trust Inc.	273,620	15,869,960
Four Corners Property Trust Inc.	163,154	4,480,209
Gaming and Leisure Properties Inc.	495,680	21,998,278
Getty Realty Corp.	85,760	2,307,802
Global Net Lease Inc.	220,693	3,096,323
Healthcare Realty Trust Inc.	311,866	8,445,331
Healthcare Trust of America Inc., Class A	462,933	14,100,939
Healthpeak Properties Inc.	1,147,220	37,640,288
Highwoods Properties Inc.	218,532	8,924,847
Host Hotels & Resorts Inc.	1,504,349	30,613,502
Hudson Pacific Properties Inc.	315,265	7,339,369
Independence Realty Trust Inc.	467,252	12,737,290
Industrial Logistics Properties Trust	138,301	2,234,944
Innovative Industrial Properties Inc.	53,353	7,714,310
InvenTrust Properties Corp.	143,073	4,333,681
Invitation Homes Inc.	1,270,059	50,573,749
JBG SMITH Properties	260,923	6,877,930
Kilroy Realty Corp.	246,959	17,287,130
Kimco Realty Corp.	1,236,019	31,308,361
Kite Realty Group Trust	458,801	10,231,262
Life Storage Inc.	173,271	22,956,675
LTC Properties Inc.	83,117	2,742,861
LXP Industrial Trust.	590,866	7,415,368
Macerich Co. (The)	452,420	5,677,871
Medical Properties Trust Inc.	1,257,359	23,122,832
Mid-America Apartment Communities Inc.	245,469	48,278,843
National Health Investors Inc.	93,204	4,802,802
National Retail Properties Inc.	371,612	16,291,470
National Storage Affiliates Trust	171,617	9,713,522
Necessity Retail REIT Inc.	264,292	1,974,261
NexPoint Residential Trust Inc.	47,396	4,225,827
Office Properties Income Trust	102,312	2,211,985
Omega Healthcare Investors Inc.	507,565	12,932,756
Orion Office REIT Inc.	120,265	1,613,956
Paramount Group Inc.	396,437	3,770,116
Park Hotels & Resorts Inc.	499,408	9,843,332

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2022	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Pebblebrook Hotel Trust(b)	275,069	$6,717,185
Physicians Realty Trust	465,927	7,985,989
Piedmont Office Realty Trust Inc., Class A	264,783	4,263,006
Prologis Inc.	1,570,055	251,664,116
PS Business Parks Inc.	42,485	7,953,192
Public Storage	320,855	119,197,633
Realty Income Corp.	1,204,130	83,518,457
Regency Centers Corp.	359,283	24,729,449
Retail Opportunity Investments Corp.	253,439	4,721,569
Rexford Industrial Realty Inc.	341,856	26,678,442
RLJ Lodging Trust	352,941	4,948,233
RPT Realty	177,851	2,363,640
Ryman Hospitality Properties Inc.(a)	113,619	10,621,104
Sabra Health Care REIT Inc.	484,550	5,659,544
Safehold Inc.(b)	44,192	1,902,466
Service Properties Trust	330,409	2,682,921
Simon Property Group Inc.	694,207	81,916,426
SITE Centers Corp.	368,082	5,852,504
SL Green Realty Corp.	143,882	9,959,512
Spirit Realty Capital Inc.	270,778	11,765,304
STAG Industrial Inc.	378,572	14,128,307
STORE Capital Corp.	519,673	14,774,303
Summit Hotel Properties Inc.(a)	221,490	2,186,106
Sun Communities Inc.	243,671	42,781,317
Sunstone Hotel Investors Inc.(a)	464,506	5,690,199
Tanger Factory Outlet Centers Inc.	216,912	3,498,791
Terreno Realty Corp.	155,922	11,343,326
UDR Inc.	673,516	35,837,786
Universal Health Realty Income Trust	27,217	1,366,021
Urban Edge Properties	247,212	4,620,392
Ventas Inc.	848,036	47,108,400
Veris Residential Inc.(a)	187,009	2,994,014
VICI Properties Inc.	1,338,424	39,898,419
Vornado Realty Trust	373,198	14,446,495
Washington Real Estate Investment Trust	180,507	4,348,414
Welltower Inc.	926,789	84,161,709
WP Carey Inc.	402,135	32,480,444
Xenia Hotels & Resorts Inc.(a)	241,926	4,666,753

		2,449,297,566

Total Common Stocks — 99.5% (Cost: $3,151,429,733)		3,445,281,036

Security	Shares	Value

Preferred Stocks

Bermuda — 0.0%
Brookfield Property Partners LP, 6.25%	4,436	$92,579

Total Preferred Stocks — 0.0% (Cost: $109,587)		92,579

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(e)(f)(g)	3,161,788	3,161,788
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(e)(f)	6,030,000	6,030,000

		9,191,788

Total Short-Term Investments — 0.3% (Cost: $9,188,458)		9,191,788

Total Investments in Securities — 99.8% (Cost: $3,160,727,778)		3,454,565,403

Other Assets, Less Liabilities — 0.2%		7,012,400

Net Assets — 100.0%		$3,461,577,803

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Global REIT ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$9,189,362	$—	$(6,007,780	)(a)	$(16,087)	$(3,707)	$3,161,788	3,161,788	$366,424	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,480,000	—	(450,000	)(a)	—	—	6,030,000	6,030,000	2,766		—

					$(16,087)	$(3,707)	$9,191,788		$369,190		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SPI 200 Index	11	06/16/22	$1,423	$(6,776)
Dow Jones U.S. Real Estate Index	297	06/17/22	11,942	(528,717)

				$(535,493)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$535,493

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$2,032,251

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,195,403)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,946,402

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2022	iShares® Global REIT ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,641,357,970	$802,077,439	$1,845,627	$3,445,281,036
Preferred Stocks	92,579	—	—	92,579
Money Market Funds	9,191,788	—	—	9,191,788

	$2,650,642,337	$802,077,439	$1,845,627	$3,454,565,403

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(528,717)	$(6,776)	$—	$(535,493)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 9.5%
Abacus Property Group	137,624	$315,846
Arena REIT	93,127	315,162
BWP Trust	145,031	421,544
Centuria Industrial REIT	155,456	433,228
Centuria Office REIT	138,429	213,418
Charter Hall Long Wale REIT	194,906	731,494
Charter Hall Retail REIT	142,191	444,170
Charter Hall Social Infrastructure REIT	94,834	268,459
Cromwell Property Group	422,921	253,821
Dexus	318,278	2,488,478
Dexus Industria REIT	63,433	151,756
GPT Group (The)	566,853	2,015,097
Growthpoint Properties Australia Ltd.	83,500	256,832
Home Consortium Ltd.	41,244	194,452
HomeCo Daily Needs REIT	389,271	391,931
Hotel Property Investments	56,501	161,665
Ingenia Communities Group	108,872	358,418
Irongate Group	147,615	199,608
Lifestyle Communities Ltd.	27,626	291,161
Mirvac Group	1,163,909	1,967,111
National Storage REIT	339,119	614,229
Scentre Group	1,534,467	3,197,078
Shopping Centres Australasia Property Group	329,747	705,739
Stockland	705,769	2,042,797
Vicinity Centres	1,112,715	1,451,886
Waypoint REIT Ltd.	214,722	404,769

		20,290,149

Austria — 0.2%
CA Immobilien Anlagen AG	12,354	348,910

Belgium — 3.0%
Aedifica SA	10,713	1,269,843
Ascencio	1,596	87,216
Befimmo SA	6,342	316,576
Cofinimmo SA	9,417	1,264,564
Intervest Offices & Warehouses NV	6,990	208,318
Montea NV	3,638	434,360
Nextensa	1,237	92,653
Retail Estates NV	3,056	232,767
Shurgard Self Storage SA	7,485	433,131
Warehouses De Pauw CVA	41,589	1,599,936
Xior Student Housing NV	6,588	351,906

		6,291,270

Canada — 7.6%
Allied Properties REIT	37,101	1,205,172
Artis REIT	26,693	272,405
Boardwalk REIT(a)	11,058	485,221
Canadian Apartment Properties REIT	51,173	2,004,457
Chartwell Retirement Residences(a)	68,465	650,195
Choice Properties REIT	75,909	896,975
Crombie REIT	30,470	415,311
Dream Industrial REIT	65,945	767,942
Dream Office REIT	10,501	212,529
First Capital Real Estate Investment Trust	64,184	855,354
Granite REIT	18,147	1,343,950
H&R Real Estate Investment Trust	82,989	825,594
InterRent REIT	38,382	421,570
Killam Apartment REIT	33,618	528,875

Security	Shares	Value

Canada (continued)
NorthWest Healthcare Properties REIT	56,587	$583,644
Prinmaris REIT	28,658	308,297
RioCan REIT	92,524	1,728,546
SmartCentres Real Estate Investment Trust	38,440	936,277
Summit Industrial Income REIT	48,057	760,892
Tricon Residential Inc.	71,705	1,037,634

		16,240,840

Finland — 0.6%
Citycon Oyj	21,548	153,154
Kojamo Oyj	57,510	1,144,057

		1,297,211

France — 3.4%
Carmila SA	11,673	181,575
Covivio	14,879	1,059,646
Gecina SA	15,233	1,715,969
ICADE	9,590	572,579
Klepierre SA	54,542	1,305,498
Mercialys SA	18,700	180,583
Unibail-Rodamco-Westfield(a)(b)	30,360	2,142,654

		7,158,504

Germany — 7.5%
ADLER Group SA(c)	26,853	204,554
Aroundtown SA	337,059	1,694,912
Deutsche EuroShop AG	14,862	246,238
Deutsche Wohnen SE	14,603	418,226
Grand City Properties SA	28,628	505,429
Hamborner REIT AG	20,382	190,231
LEG Immobilien SE	21,556	2,210,147
Sirius Real Estate Ltd.	320,400	489,105
TAG Immobilien AG	37,424	747,935
Vonovia SE(a)	230,079	9,166,570

		15,873,347

Guernsey — 0.1%
BMO Commercial Property Trust Ltd.	142,343	210,102

Hong Kong — 12.2%
Champion REIT	588,000	257,770
CK Asset Holdings Ltd.	584,500	3,962,407
Fortune REIT	405,000	353,857
Hang Lung Properties Ltd.	603,000	1,153,280
Henderson Land Development Co. Ltd.	384,000	1,552,902
Hongkong Land Holdings Ltd.(a)	342,400	1,597,282
Hysan Development Co. Ltd.	180,000	531,031
Link REIT	623,500	5,385,657
New World Development Co. Ltd.	420,333	1,607,686
Prosperity REIT	361,000	123,753
Sino Land Co. Ltd.	1,062,800	1,404,790
Sun Hung Kai Properties Ltd.	421,000	4,848,693
Sunlight REIT	326,000	159,270
Swire Properties Ltd.	312,800	749,643
Wharf Real Estate Investment Co. Ltd.	486,900	2,294,549

		25,982,570

Ireland — 0.3%
Hibernia REIT PLC	197,311	337,625
Irish Residential Properties REIT PLC	131,971	202,151

		539,776

Israel — 0.6%
Amot Investments Ltd.	48,573	368,708

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2022	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel (continued)
Azrieli Group Ltd.	10,855	$932,426

		1,301,134

Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA(b)	18,228	86,417

Japan — 23.6%
Activia Properties Inc.	217	693,427
Advance Residence Investment Corp.	383	1,052,125
Aeon Mall Co. Ltd.	34,600	420,997
AEON REIT Investment Corp.	504	578,649
Comforia Residential REIT Inc.	192	478,430
CRE Logistics REIT Inc.	159	243,152
Daiwa House REIT Investment Corp.	625	1,521,251
Daiwa Office Investment Corp.	80	452,901
Daiwa Securities Living Investments Corp.	599	527,175
Frontier Real Estate Investment Corp.	143	554,060
Fukuoka REIT Corp.	209	261,388
Global One Real Estate Investment Corp.	286	245,158
GLP J-Reit	1,255	1,693,465
Hankyu Hanshin REIT Inc.	191	217,055
Heiwa Real Estate Co. Ltd.	9,600	302,835
Heiwa Real Estate REIT Inc.	272	311,580
Hoshino Resorts REIT Inc.	71	366,264
Hulic Co. Ltd.	121,900	1,029,250
Hulic Reit Inc.	371	460,869
Ichigo Office REIT Investment Corp.	348	223,386
Industrial & Infrastructure Fund Investment Corp.	558	800,666
Invincible Investment Corp.	1,455	474,442
Itochu Advance Logistics Investment Corp.	175	216,183
Japan Excellent Inc.	362	355,188
Japan Hotel REIT Investment Corp.	1,328	674,473
Japan Logistics Fund Inc.	254	619,888
Japan Metropolitan Fund Invest	2,041	1,622,245
Japan Prime Realty Investment Corp.	272	825,182
Japan Real Estate Investment Corp.	386	1,868,185
Kenedix Office Investment Corp.	111	580,164
Kenedix Residential Next Investment Corp.	290	466,506
Kenedix Retail REIT Corp.	173	364,206
LaSalle Logiport REIT	529	715,685
Mirai Corp.	487	189,167
Mitsubishi Estate Co. Ltd.	337,500	4,916,217
Mitsubishi Estate Logistics REIT Investment Corp.	110	394,649
Mitsui Fudosan Co. Ltd.	272,100	5,766,816
Mitsui Fudosan Logistics Park Inc.	157	673,125
Mori Hills REIT Investment Corp.	468	530,777
Mori Trust Sogo REIT Inc.	298	324,483
Nippon Accommodations Fund Inc.	137	674,575
Nippon Building Fund Inc.	452	2,346,469
Nippon Prologis REIT Inc.	686	1,898,689
NIPPON REIT Investment Corp.	129	369,765
Nomura Real Estate Holdings Inc.	33,200	808,943
Nomura Real Estate Master Fund Inc.	1,326	1,664,845
NTT UD REIT Investment Corp.	396	457,416
One REIT Inc.	74	157,085
Orix JREIT Inc.	782	1,057,046
Sankei Real Estate Inc.	131	99,858
Sekisui House Reit Inc.	1,234	722,077
SOSiLA Logistics REIT Inc.	196	238,247
Star Asia Investment Corp.	484	221,534
Starts Proceed Investment Corp.	63	112,864

Security	Shares	Value

Japan (continued)
Sumitomo Realty & Development Co. Ltd.	116,900	$3,101,179
Takara Leben Real Estate Investment Corp.	161	150,053
Tokyo Tatemono Co. Ltd.	58,400	823,378
Tokyu REIT Inc.	257	360,274
United Urban Investment Corp.	876	958,463

		50,234,424

Netherlands — 0.4%
Eurocommercial Properties NV	15,009	363,157
NSI NV	5,295	207,798
Vastned Retail NV	4,846	123,718
Wereldhave NV	11,639	189,834

		884,507

New Zealand — 0.9%
Argosy Property Ltd.	250,108	209,546
Goodman Property Trust	321,710	468,309
Kiwi Property Group Ltd.	468,587	319,601
Precinct Properties New Zealand Ltd.	394,132	385,164
Stride Property Group	143,290	183,166
Vital Healthcare Property Trust(a)(d)	126,879	255,569

		1,821,355

Norway — 0.1%
Entra ASA(c)	16,309	268,898

Singapore — 8.6%
AIMS APAC REIT(a)	166,500	170,258
Ascendas REIT	1,007,690	2,073,301
Ascott Residence Trust	559,800	465,072
CapitaLand Integrated Commercial Trust	1,437,307	2,408,339
Capitaland Investment Ltd/Singapore(b)	753,100	2,283,549
CDL Hospitality Trusts(a)	232,300	223,262
City Developments Ltd.	138,500	849,159
Cromwell European Real Estate Investment Trust	91,100	221,044
ESR-REIT	1,481,420	415,479
Far East Hospitality Trust	290,600	139,988
Frasers Centrepoint Trust(a)	314,749	554,286
Frasers Logistics & Commercial Trust	836,900	871,514
Keppel DC REIT	378,571	564,369
Keppel Pacific Oak US REIT	253,000	183,223
Keppel REIT	635,200	556,490
Lendlease Global Commercial REIT	343,647	196,293
Manulife US Real Estate Investment Trust(a)	472,500	294,370
Mapletree Commercial Trust	650,317	874,625
Mapletree Industrial Trust(a)	545,045	1,024,184
Mapletree Logistics Trust	943,560	1,211,834
OUE Commercial Real Estate Investment Trust	641,800	191,828
Parkway Life REIT	114,700	399,667
Prime U.S. REIT	191,500	141,084
SPH REIT	282,400	199,251
Starhill Global REIT	424,200	181,612
Suntec REIT	611,800	808,229
UOL Group Ltd.	146,000	767,162

		18,269,472

South Korea — 0.1%
ESR Kendall Square REIT Co. Ltd.	42,445	247,708

Spain — 0.9%
Inmobiliaria Colonial Socimi SA	101,495	843,969
Lar Espana Real Estate Socimi SA	17,074	89,485

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Merlin Properties Socimi SA	98,611	$1,071,276

		2,004,730

Sweden — 5.1%
Atrium Ljungberg AB, Class B	13,353	218,346
Castellum AB	80,007	1,584,406
Catena AB	8,224	430,067
Cibus Nordic Real Estate AB	12,886	298,011
Corem Property Group AB, Class B	199,378	422,150
Dios Fastigheter AB	26,292	234,759
Fabege AB	75,851	920,689
Fastighets AB Balder, Class B(b)	29,757	1,474,973
Hufvudstaden AB, Class A	31,994	414,551
K-Fast Holding AB(b)	18,604	85,230
NP3 Fastigheter AB	8,229	228,686
Nyfosa AB	53,807	593,041
Pandox AB(b)	26,464	368,708
Platzer Fastigheter Holding AB, Class B	15,454	156,962
Sagax AB, Class B	50,708	1,295,307
Samhallsbyggnadsbolaget i Norden AB	326,269	1,024,866
Wallenstam AB, Class B	49,376	545,934
Wihlborgs Fastigheter AB	38,907	674,555

		10,971,241

Switzerland — 2.7%
Allreal Holding AG, Registered	4,307	812,399
Hiag Immobilien Holding AG	1,041	108,086
Intershop Holding AG	323	210,519
Mobimo Holding AG, Registered	2,104	601,728
Peach Property Group AG	3,586	184,593
PSP Swiss Property AG, Registered	12,791	1,612,074
Swiss Prime Site AG, Registered	22,202	2,170,123

		5,699,522

United Kingdom — 11.9%
Aberdeen Standard European Logistics Income PLC(c)	116,403	159,837
Assura PLC	861,468	713,864
Big Yellow Group PLC	50,187	906,978
BMO Real Estate Investments Ltd.	69,284	84,009
British Land Co PLC/The	273,319	1,760,561
Capital & Counties Properties PLC	215,095	444,422
Civitas Social Housing PLC	178,313	192,829
CLS Holdings PLC	44,806	114,509
Custodian REIT PLC	123,216	155,868
Derwent London PLC	29,960	1,136,740
Empiric Student Property PLC	171,436	196,171
Grainger PLC	215,268	800,747
Great Portland Estates PLC	74,685	634,368
Hammerson PLC(a)	1,311,882	473,631
Helical PLC	28,643	155,758
Home Reit PLC	166,635	256,890
Impact Healthcare REIT PLC	88,121	137,682
Intu Properties PLC, NVS(a)(b)(d)	6,694	—
Land Securities Group PLC	210,678	1,975,858
LondonMetric Property PLC	281,634	951,887
LXI REIT Plc	218,576	405,730

Security	Shares	Value

United Kingdom (continued)
NewRiver REIT PLC	87,530	$97,077
Phoenix Spree Deutschland Ltd.	22,389	99,380
Picton Property Income Ltd. (The)	158,740	202,801
Primary Health Properties PLC	390,087	707,426
PRS REIT PLC (The)	153,052	207,852
Regional REIT Ltd.(c)	130,358	138,839
Safestore Holdings PLC	60,899	958,049
Schroder REIT Ltd.	151,399	108,402
Segro PLC	354,608	5,936,883
Shaftesbury PLC	81,948	613,670
Standard Life Investment Property Income Trust Ltd.	116,489	120,188
Target Healthcare REIT PLC	183,803	256,538
Triple Point Social Housing REIT PLC(c)	107,197	118,215
Tritax Big Box REIT PLC	551,397	1,683,232
Tritax EuroBox PLC(c)	235,405	300,315
UK Commercial Property REIT Ltd.	220,180	242,593
UNITE Group PLC (The)	93,886	1,329,446
Urban Logistics REIT PLC	137,025	322,205
Workspace Group PLC	39,925	334,113

		25,435,563

United States — 0.0%
BGP Holdings PLC, NVS(b)(d)	6,603,392	70

Total Common Stocks — 99.3% (Cost: $246,777,192)		211,457,720

Short-Term Investments

Money Market Funds — 5.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(e)(f)(g)	11,157,806	11,157,806
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(e)(f)	80,000	80,000

		11,237,806

Total Short-Term Investments — 5.3% (Cost: $11,237,784)		11,237,806

Total Investments in Securities — 104.6% (Cost: $258,014,976)		222,695,526

Other Assets, Less Liabilities — (4.6)%		(9,711,000)

Net Assets — 100.0%		$212,984,526

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2022	iShares® International Developed Real Estate ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,765,455	$9,393,498	(a)	$—		$(1,365)	$218	$11,157,806	11,157,806	$51,329	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	110,000	—		(30,000	)(a)	—	—	80,000	80,000	48		—

						$(1,365)	$218	$11,237,806		$51,377		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Singapore Index	9	05/30/22	$203	$2,795
TOPIX Index	2	06/09/22	292	21,098
Dow Jones U.S. Real Estate Index	19	06/17/22	764	(19,124)
Euro Stoxx 50 Index	5	06/17/22	194	(5,035)

				$(266)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$23,893

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$24,159

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$87,651

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(59,059)

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® International Developed Real Estate ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,755,582

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$25,504,561	$185,697,520	$255,639	$211,457,720
Money Market Funds	11,237,806	—	—	11,237,806

	$36,742,367	$185,697,520	$255,639	$222,695,526

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$23,893	$—	$23,893
Liabilities
Futures Contracts	(19,124)	(5,035)	—	(24,159)

	$(19,124)	$18,858	$—	$(266)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Statements of Assets and Liabilities

April 30, 2022

	iShares Cohen & Steers REIT ETF	iShares Core U.S. REIT ETF	iShares Global REIT ETF	iShares International Developed Real Estate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,751,151,836	$2,309,944,409	$3,445,373,615	$211,457,720
Affiliated(c)	5,220,000	10,971,730	9,191,788	11,237,806
Cash	2,251	1,305	5,952,104	14,778
Foreign currency, at value(d)	—	—	2,814,878	375,893
Cash pledged:
Futures contracts	272,000	430,000	690,000	49,000
Foreign currency collateral pledged:
Futures contracts(e)	—	—	40,979	44,406
Receivables:
Investments sold	15,768,903	—	—	6,440
Securities lending income — Affiliated	—	402	127,456	3,816
Capital shares sold	14,442	—	1,171,621	—
Dividends	754,530	1,416,888	5,703,222	938,892
Tax reclaims	—	—	489,652	183,750

Total assets	2,773,183,962	2,322,764,734	3,471,555,315	224,312,501

LIABILITIES
Collateral on securities loaned, at value	—	3,624,257	3,185,552	11,161,835
Deferred foreign capital gain tax	—	—	3,433	—
Payables:
Investments purchased	18,734,557	—	5,804,418	—
Variation margin on futures contracts	232,441	396,778	584,631	36,936
Capital shares redeemed	—	29,740	—	—
Investment advisory fees	779,849	163,798	399,478	88,326
Professional fees	—	—	—	40,878

Total liabilities	19,746,847	4,214,573	9,977,512	11,327,975

NET ASSETS	$2,753,437,115	$2,318,550,161	$3,461,577,803	$212,984,526

NET ASSETS CONSIST OF:
Paid-in capital	$2,318,580,673	$2,151,746,019	$3,330,744,060	$341,552,022
Accumulated earnings (loss)	434,856,442	166,804,142	130,833,743	(128,567,496)

NET ASSETS	$2,753,437,115	$2,318,550,161	$3,461,577,803	$212,984,526

Shares outstanding	40,250,000	37,500,000	124,650,000	8,400,000

Net asset value	$68.41	$61.83	$27.77	$25.36

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$3,336,032	$3,014,771	$10,624,789
(b) Investments, at cost — Unaffiliated	$2,177,555,957	$2,117,330,451	$3,151,539,320	$246,777,192
(c) Investments, at cost — Affiliated	$5,220,000	$10,971,614	$9,188,458	$11,237,784
(d) Foreign currency, at cost	$—	$—	$2,844,815	$381,459
(e) Foreign currency collateral pledged, at cost	$—	$—	$47,732	$47,342

See notes to financial statements.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2022

	iShares Cohen & Steers REIT ETF	iShares Core U.S. REIT ETF	iShares Global REIT ETF	iShares International Developed Real Estate ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$46,953,678	$49,441,733	$88,106,526	$8,595,814
Dividends — Affiliated	1,596	3,595	5,921	444
Securities lending income — Affiliated — net	1,589	4,270	363,269	50,933
Other income — Unaffiliated	—	—	—	6,669
Foreign taxes withheld	—	—	(4,443,503)	(756,245)
Foreign withholding tax claims	—	—	—	428,770

Total investment income	46,956,863	49,449,598	84,032,213	8,326,385

EXPENSES
Investment advisory fees	8,492,687	1,903,511	4,710,137	1,232,352
Professional fees	217	217	217	43,761

Total expenses	8,492,904	1,903,728	4,710,354	1,276,113

Net investment income	38,463,959	47,545,870	79,321,859	7,050,272

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	9,872,525	9,779,021	(30,641,895)	(2,255,271)
Investments — Affiliated	—	(2,642)	(16,087)	(1,365)
In-kind redemptions — Unaffiliated	64,906,280	177,564,982	123,902,773	5,253,134
Futures contracts	816,422	681,728	2,032,251	87,651
Foreign currency transactions	—	—	(237,701)	(99,967)

Net realized gain	75,595,227	188,023,089	95,039,341	2,984,182

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(a)	140,053,501	15,972,243	(23,009,306)	(31,708,250)
Investments — Affiliated	—	128	(3,707)	218
Futures contracts	(349,539)	(280,754)	(1,195,403)	(59,059)
Foreign currency translations	—	—	(288,017)	(68,315)

Net change in unrealized appreciation (depreciation)	139,703,962	15,691,617	(24,496,433)	(31,835,406)

Net realized and unrealized gain (loss)	215,299,189	203,714,706	70,542,908	(28,851,224)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$253,763,148	$251,260,576	$149,864,767	$(21,800,952)

(a) Net of increase in deferred foreign capital gain tax of	$—	$—	$(3,433)	$—

See notes to financial statements

F I N A N C I A L S T A T E M E N T S	31

Statements of Changes in Net Assets

	iShares Cohen & Steers REIT ETF		iShares Core U.S. REIT ETF
	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$38,463,959	$41,267,035	$47,545,870	$37,726,883
Net realized gain	75,595,227	9,326,475	188,023,089	27,214,457
Net change in unrealized appreciation (depreciation)	139,703,962	458,100,872	15,691,617	442,458,325

Net increase in net assets resulting from operations	253,763,148	508,694,382	251,260,576	507,399,665

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(50,406,231)	(45,075,395)	(57,050,953)	(45,560,203)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	292,748,055	(49,147,842)	137,648,377	185,409,809

NET ASSETS
Total increase in net assets	496,104,972	414,471,145	331,858,000	647,249,271
Beginning of year	2,257,332,143	1,842,860,998	1,986,692,161	1,339,442,890

End of year	$2,753,437,115	$2,257,332,143	$2,318,550,161	$1,986,692,161

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares		iShares
	Global REIT ETF		International Developed Real Estate ETF
	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$79,321,859	$66,480,813	$7,050,272	$7,695,800
Net realized gain (loss)	95,039,341	(9,755,980)	2,984,182	(9,858,769)
Net change in unrealized appreciation (depreciation)	(24,496,433)	711,564,829	(31,835,406)	67,063,690

Net increase (decrease) in net assets resulting from operations	149,864,767	768,289,662	(21,800,952)	64,900,721

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(101,720,806)	(61,575,908)	(8,046,901)	(5,659,254)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	330,213,243	476,173,181	(13,681,531)	(62,111,213)

NET ASSETS
Total increase (decrease) in net assets	378,357,204	1,182,886,935	(43,529,384)	(2,869,746)
Beginning of year	3,083,220,599	1,900,333,664	256,513,910	259,383,656

End of year	$3,461,577,803	$3,083,220,599	$212,984,526	$256,513,910

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Financial Highlights

(For a share outstanding throughout each period)

	iShares Cohen & Steers REIT ETF
	Year Ended 04/30/22	Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)

Net asset value, beginning of year	$62.62	$49.68	$55.51	$47.00	$49.84

Net investment income(b)	1.01	1.15	1.39	1.28	1.30
Net realized and unrealized gain (loss)(c)	6.10	13.04	(5.78)	8.74	(2.58)

Net increase (decrease) from investment operations	7.11	14.19	(4.39)	10.02	(1.28)

Distributions(d)
From net investment income	(1.32)	(1.25)	(1.44)	(1.51)	(1.56)

Total distributions	(1.32)	(1.25)	(1.44)	(1.51)	(1.56)

Net asset value, end of year	$68.41	$62.62	$49.68	$55.51	$47.00

Total Return(e)
Based on net asset value	11.33%	29.11%	(8.10)%	21.70%	(2.68)%

Ratios to Average Net Assets(f)
Total expenses	0.32%	0.33%	0.34%	0.34%	0.34%

Net investment income	1.46%	2.15%	2.43%	2.51%	2.63%

Supplemental Data
Net assets, end of year (000)	$2,753,437	$2,257,332	$1,842,861	$2,187,126	$2,476,649

Portfolio turnover rate(g)	11%	27%	19%	17%	12%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core U.S. REIT ETF
	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of year	$56.60	$42.45	$51.60	$45.73	$48.93

Net investment income(a)	1.24	1.17	1.62	1.79	1.70
Net realized and unrealized gain (loss)(b)	5.45	14.39	(8.95)	6.59	(3.20)

Net increase (decrease) from investment operations	6.69	15.56	(7.33)	8.38	(1.50)

Distributions(c)
From net investment income	(1.43)	(1.41)	(1.80)	(2.44)	(1.70)
From net realized gain	(0.03)	—	(0.02)	(0.07)	—

Total distributions	(1.46)	(1.41)	(1.82)	(2.51)	(1.70)

Net asset value, end of year	$61.83	$56.60	$42.45	$51.60	$45.73

Total Return(d)
Based on net asset value	11.82%	37.43%	(14.60)%	18.82%	(3.18)%

Ratios to Average Net Assets(e)
Total expenses	0.08%	0.08%	0.08%	0.08%	0.08%

Net investment income	2.00%	2.48%	3.12%	3.64%	3.60%

Supplemental Data
Net assets, end of year (000)	$2,318,550	$1,986,692	$1,339,443	$1,290,051	$514,475

Portfolio turnover rate(f)	9%	5%	8%	11%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Global REIT ETF
	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of year	$27.22	$20.42	$26.53	$24.82	$25.42

Net investment income(a)	0.68	0.66	0.88	0.98	0.97
Net realized and unrealized gain (loss)(b)	0.74	6.75	(5.54)	2.08	(0.56)

Net increase (decrease) from investment operations	1.42	7.41	(4.66)	3.06	0.41

Distributions(c)
From net investment income	(0.87)	(0.61)	(1.45)	(1.35)	(0.99)
From net realized gain	—	—	—	—	(0.02)

Total distributions	(0.87)	(0.61)	(1.45)	(1.35)	(1.01)

Net asset value, end of year	$27.77	$27.22	$20.42	$26.53	$24.82

Total Return(d)
Based on net asset value	5.14%	36.95%	(18.47)%	12.77%	1.61%

Ratios to Average Net Assets(e)
Total expenses	0.14%	0.14%	0.14%	0.14%	0.14%

Net investment income	2.36%	2.91%	3.36%	3.85%	3.83%

Supplemental Data
Net assets, end of year (000)	$3,461,578	$3,083,221	$1,900,334	$1,637,157	$913,379

Portfolio turnover rate(f)	13%	6%	8%	9%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares International Developed Real Estate ETF
	Year Ended 04/30/22		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of year	$28.82		$22.75	$29.65	$30.40	$28.11

Net investment income(a)	0.79	(b)	0.78	0.86	0.93	0.91
Net realized and unrealized gain (loss)(c)	(3.35)		5.86	(5.47)	(0.55)	2.86

Net increase (decrease) from investment operations	(2.56)		6.64	(4.61)	0.38	3.77

Distributions(d)
From net investment income	(0.90)		(0.57)	(2.29)	(1.13)	(1.48)

Total distributions	(0.90)		(0.57)	(2.29)	(1.13)	(1.48)

Net asset value, end of year	$25.36		$28.82	$22.75	$29.65	$30.40

Total Return(e)
Based on net asset value	(9.24	)%(b)	29.62%	(16.93)%	1.39%	13.69%

Ratios to Average Net Assets(f)
Total expenses	0.50%		0.48%	0.48%	0.48%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.48%		0.48%	N/A	0.48%	N/A

Net investment income	2.75	%(b)	3.08%	2.99%	3.20%	3.08%

Supplemental Data
Net assets, end of year (000)	$212,985		$256,514	$259,384	$477,332	$535,093

Portfolio turnover rate(g)	16%		9%	10%	8%	8%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended April 30, 2022:
•	Net investment income per share by $0.04.
•	Total return by 0.17%.
•	Ratio of net investment income to average net assets by 0.15%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Cohen & Steers REIT	Non-diversified
Core U.S. REIT	Diversified
Global REIT	Diversified
International Developed Real Estate	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Core U.S. REIT
BNP Paribas SA	$1,177,547	$1,177,547		$—	$—
J.P. Morgan Securities LLC	324,103	324,103		—	—
Nomura Securities International, Inc.	33,246	33,246		—	—
RBC Capital Markets LLC	112,176	112,176		—	—
Scotia Capital (USA), Inc.	1,688,960	1,688,960		—	—

	$3,336,032	$3,336,032		$—	$—

Global REIT
BofA Securities, Inc.	$390	$390		$—	$—
Credit Suisse Securities (USA) LLC	89,192	89,192		—	—
Goldman Sachs & Co. LLC	2,110,076	2,110,076		—	—
HSBC Bank PLC	7,128	7,128		—	—
J.P. Morgan Securities LLC	806,105	806,105		—	—
Scotia Capital (USA), Inc.	1,880	1,880		—	—

	$3,014,771	$3,014,771		$—	$—

International Developed Real Estate
Barclays Capital, Inc.	$77,873	$77,873		$—	$—
BofA Securities, Inc.	152,769	152,769		—	—
Goldman Sachs & Co. LLC	9,594,611	9,594,611		—	—
HSBC Bank PLC	130,292	130,292		—	—
J.P. Morgan Securities LLC	10,638	10,638		—	—
Morgan Stanley	655,407	655,407		—	—
SG Americas Securities LLC	3,199	3,199		—	—

	$10,624,789	$10,624,789		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the

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Notes to Financial Statements  (continued)

value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Cohen & Steers REIT ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $121 billion	0.3500%
Over $121 billion, up to and including $181 billion	0.3325
Over $181 billion, up to and including $231 billion	0.3159
Over $231 billion, up to and including $281 billion	0.3001
Over $281 billion	0.2851

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core U.S. REIT	0.08%
Global REIT	0.14
International Developed Real Estate	0.48

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: iShares Cohen & Steers REIT ETF and iShares Core U.S. REIT ETF have entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. iShares Cohen & Steers REIT ETF and iShares Core U.S. REIT ETF do not pay BRIL for ETF Services.

Prior to April 25, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Cohen & Steers REIT ETF, iShares Core U.S. REIT ETF and iShares Global REIT ETF (the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, the iShares International Developed Real Estate ETF (the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) the Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Group 1 Fund, except iShares Global REIT ETF, retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. The Group 2 Fund and iShares Global REIT ETF retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, except iShares Global REIT ETF, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) the Group 2 Fund and iShares Global REIT ETF, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended April 30, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Cohen & Steers REIT	$681
Core U.S. REIT	1,767
Global REIT	87,481
International Developed Real Estate	12,196

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Cohen & Steers REIT	$20,181,068	$6,960,056	$(262,369)
Core U.S. REIT	20,330,830	37,440,575	(3,277,114)
Global REIT	4,802,272	107,777,501	(12,235,486)
International Developed Real Estate	245,169	897,734	(135,598)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

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Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended April 30, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Cohen & Steers REIT	$311,047,272	$295,652,869
Core U.S. REIT	215,227,828	202,563,548
Global REIT	493,673,637	438,696,152
International Developed Real Estate	45,306,039	40,637,212

For the year ended April 30, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Cohen & Steers REIT	$467,197,070	$175,509,871
Core U.S. REIT	721,464,992	585,873,614
Global REIT	629,170,514	346,554,657
International Developed Real Estate	21,746,822	37,457,133

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2022, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Cohen & Steers REIT	$49,269,341	$(49,269,341)
Core U.S. REIT	165,184,331	(165,184,331)
Global REIT	103,490,556	(103,490,556)
International Developed Real Estate	3,368,331	(3,368,331)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/22	Year Ended 04/30/21
Cohen & Steers REIT
Ordinary income	$50,406,231	$45,075,395

Core U.S. REIT
Ordinary income	$55,839,536	$45,560,203
Long-term capital gains	1,211,417	—

	$57,050,953	$45,560,203

Global REIT
Ordinary income	$101,720,806	$61,575,908

International Developed Real Estate
Ordinary income	$8,046,901	$5,659,254

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

As of April 30, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Losses (c)	Total
Cohen & Steers REIT	$(116,124,833)	$550,981,275		$—	$434,856,442
Core U.S. REIT	—	166,804,142		—	166,804,142
Global REIT	(76,726,280)	229,680,511		(22,120,488)	130,833,743
International Developed Real Estate	(84,743,294)	(41,162,383)		(2,661,819)	(128,567,496)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended April 30, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
Cohen & Steers REIT	$14,852,011
Core U.S. REIT	19,015,351

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Cohen & Steers REIT	$2,205,390,561	$629,441,800	$(78,460,525)	$550,981,275
Core U.S. REIT	2,154,111,997	318,823,209	(152,019,067)	166,804,142
Global REIT	3,224,565,411	482,695,731	(252,702,515)	229,993,216
International Developed Real Estate	263,820,836	11,332,602	(52,434,019)	(41,101,417)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to

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Notes to Financial Statements  (continued)

company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/22		Year Ended 04/30/21
iShares ETF	Shares	Amount	Shares		Amount
Cohen & Steers REIT
Shares sold	6,750,000	$468,713,265	2,750,000	(a)	$147,340,181
Shares redeemed	(2,550,000)	(175,965,210)	(3,800,000	)(a)	(196,488,023)

Net increase (decrease)	4,200,000	$292,748,055	(1,050,000)		$(49,147,842)

Core U.S. REIT
Shares sold	11,850,000	$729,451,592	10,850,000		$516,994,095
Shares redeemed	(9,450,000)	(591,803,215)	(7,300,000)		(331,584,286)

Net increase	2,400,000	$137,648,377	3,550,000		$185,409,809

Global REIT
Shares sold	24,250,000	$697,331,384	25,850,000		$596,282,883
Shares redeemed	(12,850,000)	(367,118,141)	(5,650,000)		(120,109,702)

Net increase	11,400,000	$330,213,243	20,200,000		$476,173,181

International Developed Real Estate
Shares sold	900,000	$25,486,316	600,000		$13,805,489
Shares redeemed	(1,400,000)	(39,167,847)	(3,100,000)		(75,916,702)

Net decrease	(500,000)	$(13,681,531)	(2,500,000)		$(62,111,213)

(a)	Share transactions reflect a two-for-one stock split effective after the close of trading on December 4, 2020.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator or BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares International Developed Real Estate ETF has filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Sweden based upon determinations made by Swedish tax authorities. Professional and other fees associated with the filing of tax claims in Sweden that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. The Fund continues to evaluate developments in Sweden, for potential impacts to the receivables and associated professional fees payable. Swedish tax claims receivable and related liabilities are disclosed in the Statements of Assets and Liabilities. Collection of this receivable, and any subsequent payment of associated liabilities, depends upon determinations made by Swedish tax authorities.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares International Developed Real Estate ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Cohen & Steers REIT ETF, iShares Core U.S. REIT ETF, iShares Global REIT

ETF and iShares International Developed Real Estate ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Cohen & Steers REIT ETF, iShares Core U.S. REIT ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022 and each of the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	47

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2022:

iShares ETF	Qualified Dividend Income
Cohen & Steers REIT	$245,268
Core U.S. REIT	935,890
Global REIT	20,100,279
International Developed Real Estate	4,047,283

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2022:

iShares ETF	Qualified Business Income
Cohen & Steers REIT	$35,364,204
Core U.S. REIT	41,341,992
Global REIT	37,726,507

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2022:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
Core U.S. REIT	$1,211,417

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
International Developed Real Estate	$10,407,734	$ 361,055

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Core U.S. REIT	0.57%
Global REIT	0.41%

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Cohen & Steers REIT ETF, iShares Core U.S. REIT ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	49

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Cohen & Steers REIT(a)	$1.031490	$—	$0.288369	$1.319859	78%	—%	22%	100%
Core U.S. REIT(a)	1.133649	—	0.327979	1.461628	78	—	22	100
Global REIT(a)	0.740976	—	0.129996	0.870972	85	—	15	100
International Developed Real Estate	0.896076	—	—	0.896076	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of April 30, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	51

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).

Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering 2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	53

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	55

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc. or FTSE International Limited, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-405-0422

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-two series of the registrant for which the fiscal year-end is April 30, 2022 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $432,500 for the fiscal year ended April 30, 2021 and $414,500 for the fiscal year ended April 30, 2022.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2021 and April 30, 2022 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $310,400 for the fiscal year ended April 30, 2021 and $310,400 for the fiscal year ended April 30, 2022. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended April 30, 2021 and April 30, 2022 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2022 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $310,400 for the fiscal year ended April 30, 2021 and $310,400 for the fiscal year ended April 30, 2022.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: June 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: June 23, 2022

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: June 23, 2022